UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08274

MassMutual Select Funds

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082

(Address of principal executive offices) (Zip code)

Eric Wietsma

100 Bright Meadow Blvd., Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are.”

December 31, 2013

Stocks in 2013: Strong performance and record highs

I am pleased to present you with the MassMutual Select Funds Annual Report, covering the year ended December 31, 2013. Investors drove U.S. stocks to their strongest annual performance since 1995, navigating political battles over the federal budget and U.S. debt ceiling and finding optimism in general economic improvement here and abroad, stronger corporate earnings, and the continuation of the Federal Reserve’s Quantitative Easing stimulus program. Many of the most widely followed U.S. stock indexes reached new highs in 2013, but domestic bonds – other than high-yield bonds – struggled, turning negative for the first year since 1999. Foreign stocks of developed markets also rewarded investors, with Japanese stocks rising sharply. In a turnabout from the general trend, stocks from emerging markets struggled.

After a strong year for stocks like 2013, MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Remember, the financial markets go up and down – and it is nearly impossible to predict their future direction. But while you cannot control the direction of the markets, adhering to certain investment guidelines, such as the ones below, can help you throughout the retirement planning process.

Investment guidelines to keep in mind

Keep your eye on the future and stay current with your long-term plan

One of the most important aspects of retirement planning is identifying your long-term financial goals. While much will happen over the course of your career, keeping your eye on your long-term income needs is one of the best ways to help yourself reach your objectives.

Diversify your retirement investing strategy

One of the greatest advantages you have when you diversify your investment choices among different stock, bond, and short-term/money market investments is that these three distinct investment types tend to behave differently under various economic conditions. Diversifying your retirement strategy allows you to participate in the performance of different investments while helping manage your portfolio’s overall exposure to any one or two investment types.*

A financial professional can help you along the way

If you work with a financial professional, this may be an excellent time to consult him or her so that together, you can monitor and evaluate your personal retirement investment strategy. He or she can help you consider, for example, whether or not you should rebalance your portfolio in view of stocks’ sizable 2013 gains. (Rebalancing is a way to help you ensure that one or more strong-performing asset classes do not occupy a larger portion of your portfolio than you intended.) Your financial professional can also help you identify any other adjustments that you may need to make based on your evolving, long-term financial objectives.

Save as much as you can

In retirement planning, as in life itself, there are so many things you cannot control. But you can control how often and how much you save. Contributing regularly and as much as you can to your retirement strategy, and increasing those contributions as you are able, may play an important role in helping you to keep your investment goals on track, regardless of how the financial markets perform.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MassMutual Select Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” Our customers matter most to us, and our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms. The calendar page turning from one year to the next can be a good time for you to assess your financial situation, focus on your strategy for the future, and meet with your financial professional, if you work with one. Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are. Thank you for putting your trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select Funds – Economic and Market Overview (Unaudited)

December 31, 2013

Stock investors flourish amid central bank support

Investors drove many U.S. stock indexes to record highs in 2013 – and domestic bonds had a negative year for the first time since 1999 – in an environment that featured the continuation of the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”) and brought multiple political standoffs over fiscal legislation, a partial government shutdown, improvement in economic indicators in the U.S., and varying degrees of economic and market strength in Europe and the Far East.

The Fed continued its ongoing effort to foster an environment accommodative to economic growth. The central bank helped keep short-term interest rates at historically low levels by maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed’s QE purchases of mortgage-backed securities and longer-dated Treasuries totaled $85 billion per month, which helped support the prices of bonds by helping keep demand high for much of the year and contributed to the positive environment for stocks.

The Fed kept QE in full force for the entire year and spurred considerable disruption in both the stock and bond markets when Fed Chairman Bernanke appeared before Congress on May 22 and indicated that the central bank was considering some near-term “tapering” or reduction of its bond purchases. The Fed’s policy announcement on September 18 offered a positive surprise to markets by indicating there would be no imminent changes to QE, as most observers had anticipated the implementation of at least a token decrease in the Fed’s monthly purchases. A market-moving event occurred on December 18, when the Fed unveiled its decision to reduce the monthly bond purchases in QE from $85 billion to $75 billion starting in January 2014. Although improving economic conditions had put the possibility of tapering QE on the front burner once again, many observers expected the central bank to postpone the move, as it had in September. The Fed’s proposed cutback of $10 billion per month was near the low end of expectations for the initial reduction, which helped soften the blow. The Fed also reiterated that short-term rates would remain at current levels, saying the central bank won’t raise short-term rates until well past the time that the unemployment rate declines below 6.5%. The Fed’s December 18 statement indicated Fed officials expect short-term rates to be lower than 1% through the end of 2015, which brought some clarity to the Fed’s near-term plans, and investors drove up stocks in response.

Oil started 2013 at nearly $92 per barrel, dipped to less than $85 in April, crested above $110 in early September, and closed the year at about $98. Gas prices rose substantially in the first quarter of 2013, but declined throughout the fourth quarter of 2013, giving consumers some relief at the pumps at the end of the year. The average price moved in a range between approximately $3.55 and $3.75 per gallon for much of the second and third quarters before dropping to around $3.40 by the end of the year. Gold lost much of its luster with investors who sought the higher returns generated by equities and other investments in the positive market environment. The precious metal led off the year at around $1,657 per ounce, headed downward until early July, staged a summer rally that lost steam as the third quarter drew to a close, and finished the year lower at $1,205.

Market performance

Equity markets rewarded investors substantially in 2013, with U.S. stocks showcasing their best performance since 1995. The NASDAQ Composite® Index, the major technology stock benchmark, returned 40.12% for the year and was the leader among U.S. broad-market indexes. The Russell 2000® Index, representing small-capitalization stocks, finished the year near the top of the pile with a 38.82% increase. The S&P 500® Index of large-capitalization U.S. stocks posted a 32.39% advance, while the blue-chip Dow Jones Industrial AverageSM rose 29.65%. The Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (EAFE®) Index, a barometer for foreign stocks in developed markets, gained 22.78%, benefiting from the strong performance of Japanese stocks, which rose 57% and had their best performance in 40 years. Stocks from developing economies did not fare as well, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, lost 2.60% during 2013.

Bonds largely struggled during the 12 months, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, declining 2.02%. The yield of the 10-year U.S. Treasury note advanced (and its price declined) over the course of the year from 1.83% to 3.02%, taking a very choppy route to make the climb, as wary investors sold notes in reaction to signals from the Fed about the reduction of QE. The yield of the 10-year note is a key benchmark in determining mortgage rates, and its advance caused a slowdown in mortgage sales. Conversely, unrelenting low shorter-term interest rates

MassMutual Select Funds – Economic and Market Overview (Unaudited) (Continued)

continued to take their toll, with shorter-term debt investments barely managing to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.37%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.05%. Fixed-income investors sought the higher returns offered by high-yield bonds, which helped the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, advance 7.44% for the year.*

First quarter 2013: stocks outperform bonds to start the year

Congressional votes to secure passage of a deal to avert the “fiscal cliff” were confirmed late on January 1, 2013. (The fiscal cliff was a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) In February, equity investors focused on the specter of sequestration – the automatic, across-the-board series of spending cuts to government agencies set to go into effect March 1, 2013. Ultimately, in March, Congress passed a stopgap spending bill to keep the federal government running through September 2013. Also in March, the Department of Labor reported that the U.S. unemployment rate fell to its lowest level since December 2008, and the Fed continued its commitment to keep the federal funds rate between 0% and 0.25% – announcing at the same time that it would maintain QE.

U.S. and foreign stocks rose in the first quarter of 2013, outperforming their fixed-income counterparts. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.)

Overseas, the Japanese Cabinet approved a ¥20 trillion (yen) ($224 billion) stimulus package in January 2013, which was expected to create 600,000 jobs and help repair tsunami-ravaged coastland. Evidence of a possible slowdown in China caused concern over the world’s second-largest economy, but Chinese lending reached a two-year high and aggregate financing increased substantially, which indicated improving conditions. In March, banks in Cyprus, experiencing hard times because of their investments in Greek sovereign debt, took a $10 billion bailout from the European Union and the International Monetary Fund to resolve the country’s banking crisis – although the deal restricted Cyprus’s financial industry and limited its status as an offshore tax haven.

Second quarter 2013: prospect of Fed tapering gives investors pause

While stock prices advanced during April and much of May, they gave up a significant portion of those gains following Ben Bernanke’s May 22 remarks to Congress about tapering QE. The Fed chairman stated that the central bank might begin tapering bond purchases in its QE program later in 2013 if warranted by U.S. economic data. Despite the jitters this announcement sent through the markets, U.S. stocks ultimately managed to move higher during the second quarter.

Interest rates rose in the wake of Bernanke’s QE comments when investors sold bonds on the belief that demand would decline if the Fed were to stop its bond purchases, and ensuing price declines drove interest rates higher. Interestingly, concern about the end of QE gave new life to investors’ “bad news is good news” response to economic data. For example, the Commerce Department’s third and final estimate of first-quarter economic growth, released on June 26, came in at 1.8%, well below the previous estimate of 2.4%. Under normal circumstances, weaker-than-expected economic growth would tend to drive down stock prices. However, the news helped shares advance, as investors were hopeful that the disappointing data might convince the Fed to continue with QE for a while longer.

Also weighing on U.S. stocks late in the period was a swoon in Japanese equity prices. Japan’s stock market had been on a tear since mid-November 2012, and when the Bank of Japan announced a massive QE program of its own in April, the rally in that nation’s stocks accelerated, only to reverse sharply along with U.S. shares following Bernanke’s congressional testimony. Emerging markets, including Brazil and China, struggled with lackluster economic growth.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Select Funds – Economic and Market Overview (Unaudited) (Continued)

Third quarter 2013: stocks on top; Fed comes to the rescue

U.S. stocks posted strong returns in the third quarter of 2013. Share prices moved higher in July, but backed off in August, as investors remained uncertain of the Fed’s tapering timetable. Disappointing quarterly news from companies regarded as bellwethers for the broader economy, including Wal-Mart Stores and Cisco Systems, weighed on the market in August, as did the growing likelihood of U.S. military strikes in Syria in retaliation for the Assad regime’s alleged use of chemical weapons there.

Stocks rebounded again in September in the midst of talk of a possible diplomatic solution to the crisis in Syria. The market also got a lift from news that former U.S. Treasury Secretary Larry Summers was withdrawing from consideration as a possible replacement for Fed Chairman Bernanke, who would step down in January 2014. Summers’ decision cleared the field for Fed Vice Chair Janet Yellen, a stronger proponent of QE. President Obama ultimately nominated Yellen for the post in early October.

On the heels of the big boost stocks and bonds got from the Fed’s September 18 announcement that QE would continue, the final week of the quarter brought stock-price declines attributable to investor concerns about two looming issues. The first was a federal government shutdown that ultimately came to pass on October 1 due to Congress’s inability to reach a funding agreement prior to the September 30 deadline, and the second was a political stalemate over the U.S. debt ceiling, which needed resolution by mid-October to prevent a default.

Fourth quarter 2013: stocks power ahead through government shutdown, possible Fed tapering

Investors largely stood their ground through the political fiscal wrangling and potential Fed actions, and U.S. stocks notched impressive gains in the fourth quarter of 2013 to cap a banner year that saw most of the popular equity benchmarks record a series of new all-time highs.

Sixteen days into the shutdown, Congress finally approved a measure on October 16 that provided funding for the government until mid-January, along with a temporary extension of the U.S. debt ceiling until February 7, 2014. President Obama signed the bill into law in the early hours of October 17, and most federal workers returned to work that same day. The move alleviated fears that the nation would not pay its bills and ended the shutdown, which had been in effect since October 1. The stock market responded with strong gains during the month of October, and the momentum carried over into November, bolstered by upward revisions to economic growth figures, improved consumer confidence, and a reduction in a key interest rate by the European Central Bank, which also sent European equities higher.

In December, equities rose, but the results did not come easily. The major equity market indexes experienced losses in the first two weeks of the month, reflecting investor concerns that the market might be overpriced and lingering questions about the Fed’s timeline for the tapering of QE. In fact, the S&P 500’s decline of 1.6% in the second week of December was its worst weekly performance since August. Sentiment improved in the third week of the month, as the market received clear communication from the Fed of its plans to reduce its bond purchases and, more importantly, its commitment to keep short-term rates very low as it does so.

Stocks in the U.S. also rose during the latter part of December following the passage of a two-year budget agreement that appeared to reduce the risk of another government shutdown, which represented a welcome departure from the political brinksmanship that has characterized most Congressional budget debates over the past few years. A sizable upward revision in the government’s December 20 release of estimated third-quarter economic growth to a healthy 4.1% from 3.6% was another positive catalyst.

As 2013 transitioned into 2014, stock investors focused on the factors likely to impact the markets in the year ahead, with the imminent reduction of QE at the top of the list. As we prepared this report in early January 2014, the Senate confirmed Janet L. Yellen as the first woman to lead the Federal Reserve. Ms. Yellen will succeed outgoing Chairman Ben Bernanke on February 1, 2014, coming in at a time when the Fed is looking to balance economic growth with the tapering of QE. Investors will also keep an eye out for improving economic growth here and abroad to help create a favorable environment for stocks and bonds. We believe these important issues and numerous others will come into play as investors navigate the world’s financial markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Select PIMCO Total Return Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select PIMCO Total Return Fund, and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities. The Fund’s subadviser is Pacific Investment Management Company LLC (PIMCO).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned -1.68%, outperforming the -2.02% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year, tactical management of interest rate exposure contributed to Fund returns. In particular, an underweight position in longer maturities relative to the benchmark helped drive performance, as interest rates rose significantly in 2013, particularly in the second quarter of 2013, when the Federal Reserve (the “Fed”) signaled that it would begin to slow the pace of the central bank’s bond purchases. Additionally, a focus on shorter-term bonds during the second half of the year also helped performance, as shorter-maturity Treasuries remained anchored by the Fed’s statements indicating continued low interest rates.

Non-U.S. interest rate exposure, with tactical positioning in short-term Spanish and Italian sovereign bonds, was positive for returns when peripheral yields continued to fall due to accommodative monetary policies and implicit support from the European Central Bank. Certain Fund holdings of non-agency mortgaged-backed securities also proved positive for performance, as the sector continued to benefit from the ongoing housing recovery. Non-agency mortgage-backed securities are issued by private institutions that are not backed by government-sponsored entities.

Beyond core sectors, exposure to high-yield financial bonds added to performance, as high-yield bonds posted strong returns in 2013. The Fund’s modest exposure to Build America bonds was another positive factor for performance, as the sector outperformed comparable Treasury securities in 2013. Currency exposure, particularly the Fund’s hedged position in the Japanese yen, also contributed to returns, as the yen depreciated more than 21% relative to the U.S. dollar during the year.

Conversely, an underweight position, relative to the benchmark, in investment-grade corporate securities hampered Fund performance, as prices rose and the sector outperformed like-duration Treasuries over the period. In addition, the Fund’s exposure to Treasury Inflation-Protected Securities (“TIPS”) proved negative for returns, relative to nominal Treasuries, as inflation levels were low and reduced inflation expectations led to a meaningful decline in TIPS’ total return.

The Fund uses derivative instruments, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. In aggregate, derivative positions were beneficial to Fund performance in 2013.

Subadviser outlook

We are modestly optimistic about the outlook for global growth and believe the growth rate may be 2.5% to 3.0% in 2014. Many of the issues of 2013 have faded, yielding a potentially brighter outlook for global growth. While many of the challenges have abated, unwinding the current monetary policy’s supportive grip on financial markets could prove challenging.

In the U.S., we believe the growth of the economy (as measured by the gross domestic product) may accelerate from its recent 1.8% pace toward a rate of 2.25% to 2.75%, due to diminishing fiscal drag and steady improvements in employment. In Europe, we believe there may be a more tempered 0.25% to 0.75% pace of growth, with risks in both directions. In Japan, our view is that extraordinary policies may continue to support growth of 1.0% to 1.5% in 2014, but that Japanese economic policies could

MassMutual Select PIMCO Total Return Fund – Portfolio Manager Report (Unaudited) (Continued)

become more challenging. In emerging markets, we believe that growth is likely to be shaped by developed market growth as well as central bank policies. While we expect a 3% to 4% growth rate, our view is that there may be large dispersion across countries, given differentiation in trade, commodity dependence, and policy frameworks.

MassMutual Select PIMCO Total Return Fund Portfolio Characteristics (% of Net Assets) on 12/31/13

U.S. Government Agency Obligations and Instrumentalities	46.2%
U.S. Treasury Obligations	31.3%
Corporate Debt	28.6%
Non-U.S. Government Agency Obligations	10.3%
Sovereign Debt Obligations	5.1%
Municipal Obligations	3.4%

Total Long-Term Investments	124.9%
Short-Term Investments and Other Assets and Liabilities	(24.9)%

Net Assets	100.0%

Forward Sale Commitments	(0.9)%

MassMutual Select PIMCO Total Return Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select PIMCO Total Return Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), Class Z, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 7/6/10 - 12/31/13
Class S	-1.68%	3.70%
Class A	-1.94%	3.42%
Class A (sales load deducted)*	-6.60%	1.99%
Class Y	-1.78%	3.60%
Class L	-1.86%	3.48%
Class N	-2.21%	3.15%
Class N (CDSC fees deducted)*	-3.17%	3.15%
Class Z	-1.43%	3.89%
Barclays U.S. Aggregate Bond Index	-2.02%	3.16%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Strategic Bond Fund, and who are the Fund’s subadvisers?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities, mortgage-backed or asset-backed securities, and money market instruments. The Fund’s subadvisers are Western Asset Management Company (Western Asset) and its affiliate, Western Asset Management Company Limited (Western Asset Limited). Western Asset Limited manages the non-U.S. dollar denominated investments of the Fund.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned -1.51%, outperforming the -2.02% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Investment-grade corporate bonds and other non-Treasury bonds ended the year meaningfully higher due to bond investors’ appetite for higher returns, which helped the Fund outperform the benchmark. The demand for higher bond returns helped drive up prices of investment-grade corporate bonds (as their yields declined). Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa. The Fund’s investment in bonds from the financials and industrials sectors aided performance significantly in this environment.

The Fund’s allocation to high-yield bonds was also a large contributor to full-year results, as default rates for such securities remained low and prices rose over the year, ending 2013 higher than comparable Treasuries. The Fund’s non-agency mortgage-backed security (MBS) allocation was also a contributor to performance, as the sector benefited from rising prices and positive returns, as well as from consistent coupon and principal payments. (Non-agency mortgage-backed securities are issued by private institutions that are not backed by government-sponsored entities.) During the year, mortgage default rates fell and nationwide home prices, as measured by the Case-Shiller Home Price Index, increased by almost 14%. During this time, the Fund continued to find opportunities in non-agency MBS, where we expect improved homeowner equity positions and higher prepayment rates may continue to boost their performance.

Commercial MBS outperformed during the year, and the Fund’s exposure to this sector mildly detracted from performance – although the Fund’s allocation to agency MBS contributed to performance. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) The sector outperformed comparable U.S. Treasuries over the year. The Fund focused on selecting certain bonds in this group, which helped avoid the higher risk of loss of interest income through prepayments that can result from government-sponsored mortgage refinancing.

The Fund’s overall tactical exposure to interest rate risk had a small positive impact on performance, as interest rates ended the year significantly higher. The Fund held an overweight position, relative to the benchmark, in longer-term securities, which detracted from performance as intermediate-dated bonds rose more than long-dated ones.

The Fund used derivative instruments in 2013 mainly for hedging purposes or to gain or adjust exposure to certain bond sectors. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Additionally, the Fund used currency forwards to adjust exposure to various foreign currencies.

Currency forwards are derivatives that lock in the price at which an investor can buy or sell a currency on a future date. Overall, the Fund’s use of derivatives had a positive impact on performance during the year.

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In our view, economic data continue to support our expectations for a mild, yet ongoing, economic recovery. Going into 2014, we believe there is the potential for continued positive domestic economic growth, and we expect that the Fund may retain its overweight positions in certain non-Treasury bond categories that have demonstrated strong fundamentals. We remain mindful of the potential negative consequences of domestically driven events, such as another debt ceiling showdown in Congress. We are cognizant of potential negative spillover effects should another crisis erupt or reignite overseas.

The Federal Reserve remains highly accommodative, but we believe that stance may be changing given the recently announced tapering of its bond purchase program. Corporate balance sheets remain generally strong. Overseas, aggressive central bank action in late 2012 helped contain the European sovereign debt crisis over 2013, and we believe the situation in Europe could continue to improve slowly in 2014. We may take advantage of future opportunities to add to the Fund’s non-Treasury positions if fundamentals and valuations prove favorable.

MassMutual Select Strategic Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/13

Corporate Debt	38.1%
U.S. Government Agency Obligations and Instrumentalities	26.9%
Non-U.S. Government Agency Obligations	12.6%
U.S. Treasury Obligations	9.7%
Sovereign Debt Obligations	8.1%
Bank Loans	3.5%
Municipal Obligations	1.0%
Preferred Stock	0.1%
Purchased Options	0.0%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	(0.0)%

Net Assets	100.0%

MassMutual Select Strategic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Strategic Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 12/31/04 - 12/31/13
Class S	-1.51%	8.28%	4.70%
Class A	-1.89%	7.80%	4.28%
Class A (sales load deducted)*	-6.55%	6.76%	3.72%
Class Y	-1.55%	8.23%	4.65%
Class L	-1.73%	8.06%	4.53%
Class N	-2.22%	7.45%	3.95%
Class N (CDSC fees deducted)*	-3.17%	7.45%	3.95%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.59%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies. The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund’s subadvisers are Loomis, Sayles & Company, L.P. (Loomis Sayles) which was responsible for approximately 54% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 46% of the Fund’s portfolio, as of December 31, 2013.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 34.40%, outperforming the 32.53% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s Loomis Sayles component’s relative performance benefited from strong stock selection in the financial services and energy sectors, and underweight positioning, relative to the benchmark, in holdings of energy stocks. Stock selection was also strong in the materials, producer durables, and utilities sectors – and a large underweight stake in holdings in the utilities sector also boosted Fund returns. On the downside, an overweight position in technology proved beneficial, but it was not enough to offset stock selection in a few underperforming Fund component holdings, particularly Oracle and Motorola Solutions. The Fund’s stock selection in the consumer sectors also detracted slightly from the Loomis Sayles component’s overall relative performance. On an individual stock basis, the top contributor to absolute returns was Fund holding Ameriprise Financial (AMP), a financial planning and services firm. AMP performed well due to solid market growth and lower outflows from Columbia Management, an asset management firm AMP acquired in 2010. For the year, five Fund component holdings slightly hampered performance – with the greatest laggard being First Energy, a public utility holding company whose shareholders feared a dividend cut, which subsequently helped push down the stock.

In 2013, stock selection in the Fund’s Brandywine Global component – including stocks the Fund component avoided – had a greater impact on the Fund performance than did specific factor exposures. In large-capitalization value, quality was mixed, as stocks with higher return on equity outperformed; however, lower-quality, non-earning companies were some of the strongest performers. The technology sector performed strongly across the board in 2013, but was the source of the largest underperformance for the Fund component. The second-largest detractor from performance for the year was the Fund’s cash position, which hindered results in 2013’s strong equity market environment. The Fund component’s largest relative benefit came from avoiding companies whose prices had shown greater volatility. During a year of such strong absolute returns and in an environment of rising interest rates, the Fund component’s avoidance of more defensive companies with higher dividend yields also benefited relative performance, as did underweight positioning in the utilities sector. Additionally, the Fund component’s avoidance of real estate investment trusts (REITs) within the financials sector, buoyed by strong performance of diversified financials and consumer finance holdings, added to returns within the sector. With the economy continuing to strengthen, the industrials sector was one of the better performers. Consequently, the Fund component’s overweight stake in the sector contributed on both an absolute and relative basis during the year. Brandywine Global reduced the Fund component’s weighting in the industrials sector, as some companies in this group appeared to be reaching the high end of their price targets.

Subadviser outlook

Loomis Sayles believes values are not as widespread as they were a few years ago, given the stock market’s recent movement, but they are still in existence. We believe it is unlikely the market may be overvalued. Earnings and cash flow generation from corporations has been very good, and we believe this may continue to be the case in 2014. In our view, interest rates are likely to

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

rise in the coming months due to the Federal Reserve (the “Fed”) reducing its bond buying as the economy strengthens. We do not think a rise in interest rates will necessarily derail the economy, because we believe the Fed may step away from its recent monetary policies in a gradual manner.

In Brandywine Global’s view, despite this recovery possibly developing as one of the slowest on record, we are encouraged by signs of improving economic growth domestically and progress within the global recovery. The economy continues to expand with rising gross domestic product numbers, falling unemployment rates buttressed with higher employment participation rates, and even rising housing prices. The Fund’s Brandywine Global component’s overweight positions in the consumer discretionary, technology, and industrials sectors – along with its underweight stake in the utilities sector – may benefit from an improving economy, in our opinion.

MassMutual Select Diversified Value Fund Largest Holdings (% of Net Assets) on 12/31/13

JP Morgan Chase & Co.	3.0%
General Electric Co.	2.9%
Chevron Corp.	2.8%
Wells Fargo & Co.	2.8%
Pfizer, Inc.	2.4%
Exxon Mobil Corp.	2.3%
Apple, Inc.	2.1%
Merck & Co., Inc.	2.0%
Bank of America Corp.	1.9%
Microsoft Corp.	1.6%

23.8%

MassMutual Select Diversified Value Fund Sector Table (% of Net Assets) on 12/31/13

Financial	26.1%
Consumer, Non-cyclical	17.4%
Industrial	12.4%
Energy	11.9%
Communications	10.8%
Consumer, Cyclical	7.7%
Technology	6.8%
Basic Materials	2.4%
Utilities	2.0%
Mutual Funds	0.7%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MassMutual Select Diversified Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 10/15/04 - 12/31/13
Class S	34.40%	16.75%	6.57%
Class A	33.78%	16.18%	6.04%
Class A (sales load deducted)*	26.09%	14.81%	5.36%
Class Y	34.24%	16.63%	6.47%
Class L	34.13%	16.52%	6.35%
Class N	33.35%	15.82%	5.71%
Class N (CDSC fees deducted)*	32.35%	15.82%	5.71%
Russell 1000 Value Index	32.53%	16.67%	7.68%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 31.57%, trailing the 32.53% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Despite the Fund’s strong absolute return for 2013, it still underperformed the benchmark, as unfavorable stock selection offset positive results from sector positioning. The Fund’s overweight position in the materials sector, relative to the benchmark, detracted from the Fund’s full-year-performance. Security selection also detracted from relative performance, especially weak selection among information technology and health care stocks. Fund holdings that were primary detractors from the Fund’s relative performance included Mosaic (in the materials sector), Baxter International (health care), and Barrick Gold (materials). Shares of Mosaic, a large producer of phosphate and potash fertilizer, declined after the company faced lower pricing due to an aggressive marketing strategy by a Russian competitor. The Fund exited the stock during the period. Baxter International, a diversified global health care company, underwent price declines as competitive pressures to the company’s hemophilia franchise weighed on the stock during the year. Shares of Barrick Gold, the world’s largest gold producer, fell as lower gold prices reduced earnings forecasts for all miners. We eliminated the stock from the Fund during the year. The Fund’s position in Verizon Communications (telecommunication services) was a notable detractor, and the Fund’s decision against holding Apple (information technology), a stock represented in the benchmark, also hampered results. The Fund’s cash position also detracted amid 2013’s broad-based equity rally.

On the positive side, an underweight position in the lagging utilities sector and an overweight stake in the strong-performing information technology sector contributed to the Fund’s relative performance for the year. Another performance driver was strong stock selection within the financials sector. Top contributors to the Fund’s performance included Spirit Aerosystems (industrials), Ameriprise Financial (financials), and Boeing (industrials). Shares of Spirit Aerosystems, an aerospace and defense company, moved higher after the company reported better-than-expected quarterly earnings, driven by operating performance improvements in its mature programs. Ameriprise Financial, a diversified financial services company, saw its shares rise when good performance in asset growth in the advice and wealth management division combined with strong equity markets to lead to solid earnings growth. Shares of aerospace company Boeing climbed as concerns over electrical issues with its 787 Dreamliner subsided – and the company experienced strong demand for commercial aircraft in the U.S. and abroad. Other notable contributors to the Fund’s relative full-year performance included Fund holdings IntercontinentalExchange, a leading operator of regulated exchanges and clearing houses in the financials sector, and weak-performing ExxonMobil (energy), in which the Fund held an underweight position.

Subadviser outlook

In the U.S. in 2014, we expect there may be a “Goldilocks” environment, with an economy that is “not too hot and not too cold.” We believe gross domestic product growth may exceed 3%, driven by less tax drag on the consumer. The employment picture is moderately improving, and our view is that housing could remain constructive. While housing did take a pause in late 2013 in part due to an uptick in mortgage rates, we believe it may have the potential to reaccelerate in the spring selling season. Mortgage rates are still very low, on a historical basis, and we believe that the increased confidence from better employment and wage growth figures may help offset higher rates. Our view is that the Federal Reserve is likely to remain accommodative with a zero

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

interest rate policy through 2014 – and implement only modest tapering of bond-buying throughout the year. We believe unwinding Quantitative Easing (QE) may be healthy for the economy because it caused a lot of investor uncertainty during 2013. As 2014 started, the Fund’s largest overweight positions were in the consumer discretionary and information technology sectors, with its largest underweight stakes in the utilities and energy sectors, reflecting our outlook.

MassMutual Select Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/13

Wells Fargo & Co.	3.8%
JP Morgan Chase & Co.	3.7%
Chevron Corp.	3.2%
Cisco Systems, Inc.	2.7%
Merck & Co., Inc.	2.5%
PNC Financial Services Group, Inc.	2.2%
General Electric Co.	2.0%
ACE Ltd.	2.0%
Exxon Mobil Corp.	2.0%
UnitedHealth Group, Inc.	1.9%

26.0%

MassMutual Select Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/13

Financial	27.2%
Consumer, Non-cyclical	15.9%
Energy	11.8%
Consumer, Cyclical	10.7%
Communications	9.7%
Industrial	9.6%
Technology	8.0%
Basic Materials	4.1%
Utilities	2.6%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Select Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	31.57%	16.20%	8.05%
Class A	31.10%	15.69%	7.58%
Class A (sales load deducted)*	23.56%	14.33%	6.94%
Class Y	31.52%	16.14%	8.01%
Class L	31.35%	15.96%	7.85%
Class N	30.66%	15.32%	7.25%
Class N (CDSC fees deducted)*	29.66%	15.32%	7.25%
Russell 1000 Value Index	32.53%	16.67%	7.58%

Hypothetical Investments in MassMutual Select Fundamental Value Fund Class Z and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 11/15/10 - 12/31/13
Class Z	31.85%	16.42%
Russell 1000 Value Index	32.53%	17.44%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Large Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks both capital growth and income by investing primarily in large-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of large-cap companies. The subadvisers currently define “large-cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index. The Fund’s subadvisers are Huber Capital Management, LLC (Huber Capital Management) which was responsible for approximately 63% of the Fund’s portfolio; and Columbia Management Investment Advisers, LLC (Columbia Management), which managed approximately 37% of the Fund’s portfolio, as of December 31, 2013.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 31.24%, underperforming the 32.53% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also trailed the 32.39% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. (The Fund’s benchmark is now the Russell 1000 Value Index rather than the S&P 500 Index because Russell 1000 Value Index more closely represents the Fund’s current investment strategy.)

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Fund’s Huber Capital Management component, the sectors that hindered relative performance most during the year were health care, energy, and consumer discretionary. Large pharmaceutical manufacturer Eli Lilly worked against the component’s relative performance, as the holding continued to face market challenges created by some of the firm’s drugs losing patent protection. The largest detractor from relative performance within the energy sector was Fund component holding Ensco, a deep water drilling company that underperformed on investor concerns over some of the company’s financial decisions. Conversely, the primary contributors to relative performance came from Fund component holdings in the financial services, technology, and consumer staples sectors. Within financial services, top contributors included insurance companies CNO Financial Group and ING U.S. The Fund component originally purchased both companies at a significant discount to tangible book value (i.e., the replacement cost of the companies’ books of business), and they are each in the middle of a multi-year transformation. Strong performance from Fund component positioning in diversified information technology companies Hewlett-Packard, CA Technologies, and Microsoft also boosted performance.

Turning to the Columbia Management component of the Fund, 2013 proved to be a challenging year, as investors favored lower-yielding stocks over the dividend-paying equities Columbia Management primarily seeks for the Fund. Stock selection was mixed for the year; the Fund component performed well in some areas of the market – including the industrials and materials sectors – but endured less-favorable results in energy, information technology, and consumer staples. The Fund component’s overweight exposure, relative to the benchmark, to the underperforming telecommunications sector also detracted from returns. In information technology, the Fund component’s semiconductor holdings Maxim Integrated Products and Taiwan Semiconductor lagged industry peers. Shares of Maxim Integrated declined on investor concerns of a potential slowdown in the smartphone market. Taiwan Semiconductor underperformed on concerns over the company’s continued high levels of capital expenses and the intensification of competition in the foundry industry. Sector positioning in generally defensive food products and tobacco companies accounted for the bulk of the underperformance in the consumer staples sector. Conversely, in the industrials sector, commercial printing company R.R. Donnelly & Sons and aerospace and defense firm Lockheed Martin were two Fund component holdings that were notable contributors to full-year performance. R.R. Donnelley & Sons continued to successfully navigate its transition from an old-line printing business to a digital print provider. Defense contractor Lockheed Martin rallied after faring better than expected in the aftermath of the government’s sequestration program – and continued to benefit from overseas exports. Packaging Corporation of America, a supplier of corrugated packaging products, was a relative outperformer in the materials sector. The company benefited from a recent acquisition that created cost synergies – and has begun capturing market share from competitors.

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Although Huber Capital Management uses an investment style that focuses on bottom-up stock selection, we remain cognizant of the complex, intertwined political and economic factors that affect global economies. We attempt to uncover new opportunities and add to existing positions for the Fund component when stock prices trade at considerable discounts to our assessment of fair value.

Overall, Columbia Management believes the U.S. economy remains on a sustainable path, which could provide a favorable backdrop for equity markets in 2014. On the international front, Europe continues to improve incrementally and Japan appears committed to improving its overall growth rate, which could also potentially give a lift to equity markets across the globe. That being said, we believe equity markets have had a considerable run and valuations may not be as compelling, which makes prudent fundamental analysis critical in the near-term environment, in our opinion.

MassMutual Select Large Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/13

CNO Financial Group, Inc.	4.4%
Pfizer, Inc.	3.5%
JP Morgan Chase & Co.	3.2%
Ensco PLC Class A	3.2%
CA, Inc.	3.1%
Merck & Co., Inc.	3.1%
Philip Morris International, Inc.	2.8%
Eli Lilly & Co.	2.5%
Microsoft Corp.	2.5%
Bank of America	2.1%

30.4%

MassMutual Select Large Cap Value Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	25.5%
Financial	20.6%
Energy	11.4%
Technology	9.7%
Industrial	8.4%
Communications	6.7%
Utilities	6.3%
Consumer, Cyclical	4.5%
Mutual Funds	3.6%
Basic Materials	3.5%

Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund Country Weightings (% of Net Assets) on 12/31/13

United States	83.5%
United Kingdom	7.5%
Cayman Islands	2.0%
Canada	1.9%
Germany	1.4%
Ireland	1.3%
Switzerland	0.8%
Netherlands	0.5%
France	0.4%
Australia	0.3%
Bermuda	0.3%
Italy	0.2%
Luxembourg	0.1%

Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

MassMutual Select Large Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Large Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	31.24%	15.78%	6.34%
Class A	30.53%	15.19%	5.81%
Class A (sales load deducted)*	23.03%	13.83%	5.19%
Class Y	31.11%	15.67%	6.25%
Class L	30.99%	15.50%	6.09%
Class N	30.27%	14.86%	5.51%
Class N (CDSC fees deducted)*	29.27%	14.86%	5.51%
Russell 1000 Value Index#	32.53%	16.67%	7.58%
S&P 500 Index	32.39%	17.94%	7.41%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P 500® Index Fund, and who is the Fund’s subadviser?

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies. Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500 Index* (the “Index”). The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 31.86%, trailing the 32.39% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

Large-capitalization domestic equities outperformed developed equities outside of the United States, as represented by the Morgan Stanley Capital International (MSCI®) World ex-U.S. Index. The Index rose to new record highs repeatedly over the course of the year on the way to posting its strongest annual total return since 1997. During the year, consumer discretionary and health care were the strongest-performing sectors within the Index. Conversely, the telecommunication services and utilities sectors experienced the worst performance of the year, but all 10 sectors of the Index finished 2013 with double-digit returns.

Global developed markets performed positively in 2013, and stocks in the U.S. outperformed their international counterparts. The year began with a late deal that avoided the most significant portions of the so-called “fiscal cliff,” sparking an early rally in U.S. markets – as earnings, housing, and employment data continued to support growth expectations. Despite the positive economic data, central banks’ continuation of easy monetary policies helped drive the performance of global stock markets.

During his testimony before Congress on May 22, outgoing Federal Reserve (the “Fed”) Chairman Ben Bernanke mentioned the possibility of tapering bond purchases towards the end of the year. The news sparked a widespread stock selloff, but some share prices recovered after several Fed officials suggested that tapering of the asset purchase program known as QE might not come as soon as many feared. Toward the end of the summer, investor concerns surfaced over the possibility of an announcement of Fed tapering at the central bank’s September meeting. Consequently, markets reacted positively to the announcement that Fed tapering was not imminent – and the assurance from Bernanke that the Fed would not cut the asset purchasing program until the central bank had enough evidence to support the sustainability of economic growth.

U.S. equities ended the year strongly, partly due to positive market reactions to monetary and fiscal policy activity in Washington. Congress reached a long-term budget agreement in December, further reducing fiscal uncertainty. President Obama nominated Janet Yellen as the next Fed Chairperson, and her testimony before Congress assured markets that Fed policy would remain appropriately accommodative. (Ms. Yellen received Senate confirmation as we prepared this report.) As the year wound down, markets initially reacted positively to the Fed announcement that tapering would ultimately begin in January 2014, as investors viewed the move favorably – and perceived it as the Fed signaling confidence in the strength and sustainability of the economic recovery.

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Although it is impossible to predict the direction equities will take throughout 2014 after their spectacular rise in 2013, numerous forces will continue to influence the direction the market takes moving forward – such as Fed policy, inflation, housing, and unemployment, to name just a few. We believe, however, the Fund continues to be well positioned to pursue returns that are consistent with those of the S&P 500 Index.

MM S&P 500 Index Fund Largest Holdings (% of Net Assets) on 12/31/13

Apple, Inc.	3.0%
Exxon Mobil Corp.	2.6%
Google, Inc. Class A	1.9%
Microsoft Corp.	1.7%
General Electric Co.	1.7%
Johnson & Johnson	1.5%
Chevron Corp.	1.4%
The Procter & Gamble Co.	1.3%
JP Morgan Chase & Co.	1.3%
Wells Fargo & Co.	1.3%

17.7%

MM S&P 500 Index Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	22.2%
Financial	15.7%
Communications	12.7%
Technology	11.4%
Industrial	10.6%
Energy	10.2%
Consumer, Cyclical	9.5%
Basic Materials	3.3%
Utilities	2.8%
Diversified	0.1%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MM S&P 500® Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P 500 Index Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class I, Class N, Class N (CDSC fees deducted), and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	31.86%	17.49%	6.96%
Class A	31.57%	17.21%	6.69%
Class A (sales load deducted)*	24.01%	15.83%	6.06%
Class Y	31.81%	17.43%	6.93%
Class L	31.76%	17.49%	6.95%
Class I	32.11%	17.72%	7.20%
Class N	31.14%	16.85%	6.36%
Class N (CDSC fees deducted)*	30.14%	16.85%	6.36%
S&P 500 Index	32.39%	17.94%	7.41%

Hypothetical Investments in MM S&P 500 Index Fund Class Z and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 12/7/11 - 12/31/13
Class Z	32.34%	23.00%
S&P 500 Index	32.39%	23.10%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Focused Value Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 38.28%, significantly outperforming the 33.11% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year, stock selection was the main driver of the Fund’s outperformance, relative to the benchmark, and sector allocations also contributed to the Fund’s returns.

The consumer discretionary sector produced the largest returns for the Fund, on both a relative and an absolute basis. Within the sector, eight of the nine Fund holdings contributed substantially to performance for the year. Top performers in the Fund included apparel firm Fifth & Pacific, jewelry producer and retailer Tiffany, and auto technology and electronics provider Delphi Automotive. The standout performer in this group was Fifth & Pacific, which advanced 158% during the reporting period, driven by robust results in its Kate Spade brand. Revenues from Kate Spade have been increasing, with comparable store sales growing, on average, about 45% over the past three years – and increasing more than 30% in the past six months. For full-year 2013, Kate Spade accounted for approximately $742 million of net sales and $130 million of earnings based on the company’s preliminary calculations. Another Fund holding that was a performance driver in 2013 was technology firm Applied Materials, a corporation that provides equipment, services, and software used to manufacture smartphones, flat screen TVs, and solar panels.

On the downside, the Fund’s holdings in the energy and industrials sectors, along with a lack of exposure to health care shares, were the primary factors that detracted from the Fund’s relative performance for the year.

The Fund’s holdings in the energy sector supplied the smallest cumulative absolute returns for the Fund in 2013. Nevertheless, two of three Fund holdings in the energy sector added value: National Oilwell Varco, a worldwide leader in the design, manufacture and sale of equipment and components used in oil and gas drilling and production; and Dresser-Rand Group, a global supplier of custom-engineered rotating equipment solutions for applications in the oil, gas, process, power, and other industries. A third Fund holding in the energy sector, Apache (a multinational oil and gas corporation) underperformed during the year. The Fund exited the stock in the first quarter after learning the company’s full-year 2012 finding costs were 45% higher than anticipated and management’s 2013 production forecast would not keep pace with the company’s five-year expectations for production. After considering these factors, we determined the assets the Fund had invested in this holding could be deployed to other stocks with better upside potential. Another Fund holding that was a performance detractor during 2013 was technology company Diebold, which is the largest U.S. manufacturer of ATMs. The Fund also sold out of Diebold during the year.

Subadviser outlook

Our fundamental outlook for 2014 is that we expect continued company-specific progress on profitability, albeit at a more moderate pace than in 2013. Equity markets already seem to reflect some of this improved performance and outlook, such as the breadth and strength of the underlying economy. In our opinion, the stock market may not yet be fully priced, based on our review of current stock valuations. Finally, many financial experts have declared the market to be expensive, which reinforces one of the clear distinctions and advantages we have in not “following the crowd.” Indeed, we focus on fundamental valuations across market cycles and not on simple price activity in our management of the Fund.

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Focused Value Fund Largest Holdings (% of Net Assets) on 12/31/13

General Motors Co.	6.2%
Wells Fargo & Co.	6.0%
Intel Corp.	5.5%
American International Group, Inc.	5.4%
Applied Materials, Inc.	5.4%
Franklin Resources, Inc.	5.4%
Visa, Inc. Class A	5.2%
JP Morgan Chase & Co.	5.0%
National Oilwell Varco, Inc.	4.9%
Family Dollar Stores, Inc.	4.8%

53.8%

MassMutual Select Focused Value Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Cyclical	31.9%
Financial	25.0%
Technology	15.4%
Energy	8.2%
Industrial	6.8%
Consumer, Non-cyclical	5.2%

Total Long-Term Investments	92.5%
Short-Term Investments and Other Assets and Liabilities	7.5%

Net Assets	100.0%

MassMutual Select Focused Value Fund Country Weightings (% of Net Assets) on 12/31/13

United States	85.1%
United Kingdom	7.4%

Total Long-Term Investments	92.5%
Short-Term Investments and Other Assets and Liabilities	7.5%

Net Assets	100.0%

MassMutual Select Focused Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Focused Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	38.28%	27.15%	10.45%
Class A	37.66%	26.52%	9.90%
Class A (sales load deducted)*	29.74%	25.03%	9.25%
Class Y	38.13%	27.03%	10.34%
Class L	37.97%	26.84%	10.17%
Class N	37.19%	26.14%	9.56%
Class N (CDSC fees deducted)*	36.19%	26.14%	9.56%
Russell 1000 Index	33.11%	18.59%	7.79%

Hypothetical Investments in MassMutual Select Focused Value Fund Class Z and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 11/15/10 - 12/31/13
Class Z	38.45%	19.55%
Russell 1000 Index	33.11%	17.55%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company, LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 32.24%, underperforming the 33.48% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year, the Fund advanced substantially on an absolute basis, but underperformed the benchmark, as unfavorable stock selection offset positive results from sector positioning. Stock selection within the consumer discretionary, materials, and information technology sectors detracted from the Fund’s results, relative to the benchmark during 2013. Fund holdings that were top detractors from relative performance included Altera, Cisco Systems, and Broadcom – all in information technology. Shares of Altera, a programmable logic semiconductor device manufacturer, declined after the company posted better-than-expected quarterly earnings, but slightly missed revenue expectations. Additionally, the company’s fourth-quarter sales outlook was well below consensus estimates. Cisco Systems, a networking systems and communication products provider, saw its shares decline after management provided an updated outlook that disappointed investors, primarily as a result of a muted growth outlook in Asia. Finally, after shares of Broadcom, a provider of semiconductor solutions for wired and wireless communications, fell based on disappointing earnings results, we eliminated the Fund’s position in the stock. Other notable Fund holdings that detracted from performance were Allied Nevada Gold in the materials sector and Facebook in the information technology sector. The Fund’s cash position also detracted amid 2013’s broad-based equity rally.

Turning to the positive side, an underweight position, relative to the benchmark, in the lagging consumer staples sector, as well as an overweight stake in health care stocks, contributed to the Fund’s relative performance during the year. Stock selection within the industrials and financials sectors, however, proved positive for the Fund’s full-year performance.

Fund holdings that were top contributors to the Fund’s relative returns included Yahoo! (information technology), Celgene (health care), and Boeing (industrials). Shares of Yahoo!, a U.S.-based Internet company, climbed due to signs of improvement in pricing, volumes, and display advertising during the period (when we initiated the Fund’s position). Celgene, a global biopharmaceutical firm focused on developing drugs that target cancer and immune-inflammatory diseases, got a lift from strong earnings results and a better-than-expected outlook. Shares of aerospace company Boeing rose as concerns over electrical issues with its 787 Dreamliner subsided – and the company continued to see strong demand for commercial aircraft in the U.S. and abroad. Finally, the Fund’s underweight positions in information technology giants International Business Machines (IBM) and Apple also contributed to the Fund’s benchmark-relative performance.

Subadviser outlook

The Fund continues to have balance with respect to growth, quality, and valuation metrics. From a sector perspective, we increased the Fund’s information technology exposure during the period – and as of December 31, 2013, it represented the Fund’s largest overweight position. We believe that, broadly speaking, the sector may have good organic growth prospects and attractive quality characteristics, such as potentially high returns on capital and strong balance sheets. At year-end, the Fund also had overweight stakes in the health care and industrials sectors. We believe the valuations for many companies within the consumer staples sector are not justified by their modest growth rates, and the Fund’s underweight positions in the materials and telecommunication services sectors heading into 2014 reflect our near-term outlook for companies in those sectors.

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/13

Microsoft Corp.	4.7%
Google, Inc. Class A	4.0%
Apple, Inc.	3.0%
Oracle Corp.	2.8%
The Boeing Co.	2.2%
Amgen, Inc.	2.2%
Lowe’s Cos., Inc.	2.0%
Celgene Corp.	1.9%
The Home Depot, Inc.	1.9%
United Technologies Corp.	1.9%

26.6%

MassMutual Select Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/13

Technology	21.6%
Consumer, Non-cyclical	21.3%
Communications	19.3%
Consumer, Cyclical	15.6%
Industrial	14.3%
Financial	4.1%
Energy	2.9%
Mutual Funds	1.0%
Basic Materials	0.6%

Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

MassMutual Select Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Fundamental Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	32.24%	23.38%	8.83%
Class A	31.53%	22.75%	8.28%
Class A (sales load deducted)*	23.96%	21.31%	7.64%
Class Y	32.23%	23.19%	8.72%
Class L	32.00%	23.08%	8.57%
Class N	31.26%	22.33%	7.96%
Class N (CDSC fees deducted)*	30.26%	22.33%	7.96%
Russell 1000 Growth Index	33.48%	20.39%	7.84%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long term by investing, under normal circumstances, at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 41.38%, significantly outpacing the 33.48% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also substantially outperformed the 32.39% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Overall, stock selection drove the Fund’s relative performance for the year, but sector weighting also contributed, as Fund holdings in the information technology, health care, and consumer discretionary sectors were the leading relative outperformers. Conversely, Fund investments in the materials sector were significant detractors during the year.

The Fund’s stock selection in the information technology sector benefited performance, as the price of Internet giant Google rose due to the continued popularity of smartphones running its Android operating system – and increased advertising revenues. Global payment networks MasterCard and Visa were two Fund holdings that experienced gains from better cost controls and an increase in consumer credit card use in Europe, Asia, and Latin America. Baidu, China’s dominant Internet search company, benefited from becoming the primary application (“app”) distributor in that country after acquiring mobile app store 91 Wireless in July. This Fund holding also reported strong growth from increased mobile advertising revenues.

Stock selection in health care, the best-performing sector in the benchmark, benefited Fund performance during the year. The Fund’s biotechnology industry holdings notably outperformed. Gilead Sciences rose due to broader approval of its HIV treatment, Stribild. The company also benefited as its treatments for certain types of cancer showed positive results during early trials. Shares of Fund holding Celgene, a biotechnology company specializing in the treatment of cancer and immune-system diseases, rose as a result of positive trial results for a multiple myeloma treatment. The company also received Food and Drug Administration approval for Abraxane, a drug used to treat pancreatic cancer.

The Fund benefited from stock selection and an overweight position, relative to the benchmark, in holdings in the consumer discretionary sector. Shares of online travel company Priceline.com, a Fund holding, rose due to increased travel-related spending and the popularity of its smartphone apps. Shares of Fund holding Amazon.com moved higher during the second half of 2013, led by investor optimism for a strong holiday shopping season, particularly in the online sector – and Amazon Web Services’ growth in the cloud-computing and storage markets.

On the downside, stock selection in, and the Fund’s allocation to, the materials sector detracted from relative performance for the year. Shares of paint company Sherwin-Williams rose more than 20%, but this Fund holding lagged the overall materials sector after losing both a lead-paint lawsuit in California and its bid to acquire Comex Mexico. Shares of Fund holding Praxair, an industrial gases producer which generates more than half of its sales outside the United States, rose – but still underperformed the overall sector due to currency exchange challenges.

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Equities rose substantially in 2013 as investors moved out of safer assets and into riskier areas of the market. We expect a continuation of this trend may be likely in 2014, although on a more moderate scale. We are generally optimistic about the environment for equities. In our view, improving global economic growth, attractive stock valuations (despite 2013’s notable performance), and restrained inflation may have the potential to permit large-capitalization growth stocks perform strongly. While a moderate stock market correction is always a possibility, we do not believe there is likely to be a significant selloff in 2014.

MassMutual Select Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/13

Google, Inc. Class A	5.9%
Amazon.com, Inc.	5.3%
MasterCard, Inc. Class A	3.4%
Priceline.com, Inc.	3.3%
Gilead Sciences, Inc.	3.2%
Danaher Corp.	2.8%
Precision Castparts Corp.	2.2%
McKesson Corp.	2.2%
Visa, Inc. Class A	2.2%
Biogen Idec, Inc.	2.1%

32.6%

MassMutual Select Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/13

Communications	25.8%
Consumer, Non-cyclical	22.3%
Consumer, Cyclical	17.1%
Industrial	12.4%
Financial	9.2%
Technology	5.0%
Basic Materials	4.3%
Energy	3.9%
Mutual Funds	0.0%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%

Net Assets	100.0%

MassMutual Select Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Blue Chip Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	41.38%	23.18%	8.18%
Class A	40.76%	22.67%	7.68%
Class A (sales load deducted)*	32.67%	21.22%	7.04%
Class Y	41.34%	23.11%	8.09%
Class L	41.01%	22.90%	7.92%
Class N	40.30%	22.26%	7.35%
Class N (CDSC fees deducted)*	39.30%	22.26%	7.35%
Russell 1000 Growth Index#	33.48%	20.39%	7.84%
S&P 500 Index	32.39%	17.94%	7.41%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Growth Opportunities Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund’s subadvisers are Sands Capital Management, LLC (Sands Capital), which managed approximately 53% of the Fund’s portfolio; and Delaware Investment Fund Advisers (Delaware), formerly known as Delaware Management Company, which was responsible for approximately 47% of the Fund’s portfolio, as of December 31, 2013.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 38.28%, significantly outperforming the 33.48% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year, the strong performance of the Sands Capital component was primarily due to security selection, although sector allocation also contributed somewhat. Fund holdings that were the largest individual contributors to the Fund’s relative return were online retailer Amazon.com, web services company Baidu, global payments technology company Visa, global online travel agent Priceline.com, and fast-casual restaurant Chipotle. Conversely, Fund holdings that were among the largest detractors from relative returns were consumer electronics giant Apple, technology provider F5 Networks, robotic surgical systems manufacturer Intuitive Surgical, premium handbag designer Coach, and professional social networking firm LinkedIn. During the year, Sands Capital initiated new holdings in ARM Holdings, a supplier of intellectual property to the semiconductor industry with a highly scalable business model; Biogen, a biotechnology pioneer and an innovator in the field of neurology, with a particular focus on multiple sclerosis (MS); and Baidu, the leading Internet search engine in China. Conversely, the Fund component exited positions in Coach, due to concerns its competitive advantages in North America were eroding; Apple, since the company has matured as the high-end segment of the smartphone market reaches saturation in developed markets; and semiconductor company Qualcomm, as its core business, licensing, and chipsets appeared to be on the brink of long-term challenges.

In the Fund’s Delaware component, stock selection was the primary driver of performance. From a sector perspective, strong relative performance in the Fund component’s holdings in the financial services and consumer staples sectors was partially offset by weak relative performance in holdings in the technology and producer durables sectors. During 2013, the Delaware component’s top contributor to performance was its position in Celgene, a leading player in the treatment of blood cancers that has developed a growing product pipeline in breast, lung, and pancreatic cancer treatments. In 2013, Celgene received Food and Drug Administration approval for its drug within the pancreatic cancer segment. Conversely, the Fund component’s largest detractor from performance was its investment in Teradata, a mid-sized database software company that specializes in aggregating data for business analytics and decision-making. Teradata declined as the company both warned of, and ultimately reported, third-quarter results that were lower than expected.

Subadviser outlook

In Sands Capital’s view, despite anemic global economic growth, most equity markets had an extraordinary 2013. We believe the Sands Capital component owns a select number of businesses that may be positioned to deliver strong business results and earnings growth over time. We will continue to search for the special businesses that, in our view, have the potential to succeed in a period of lower growth.

Recent equity market volatility suggests to Delaware that many investors are trying to determine the pace of economic recovery while assessing factors that threaten economic fundamentals, such as central bank actions and fiscal policy debates across the

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

globe. While some fundamentals in various geographies may be trending in a positive direction, we don’t believe we are entering into a typical post-recessionary global boom cycle. Rather, our view is that the lingering effects of the credit crisis years ago could potentially lead to moderate growth at best. In such a tenuous environment, we believe the quality of a company’s business model, competitive position, and management may prove to be of utmost importance.

MassMutual Select Growth Opportunities Fund Largest Holdings (% of Net Assets) on 12/31/13

Visa, Inc. Class A	6.5%
Google, Inc. Class A	6.3%
Priceline.com, Inc.	4.6%
Amazon.com, Inc.	3.5%
Salesforce.com, Inc.	3.1%
Baidu, Inc. Sponsored ADR (Cayman Islands)	3.0%
MasterCard, Inc. Class A	2.8%
Nike, Inc. Class B	2.7%
Facebook, Inc. Class A	2.4%
Celgene Corp.	2.4%

37.3%

MassMutual Select Growth Opportunities Fund Sector Table (% of Net Assets) on 12/31/13

Communications	30.1%
Consumer, Non-cyclical	22.1%
Technology	17.0%
Consumer, Cyclical	12.5%
Energy	9.7%
Financial	5.1%
Basic Materials	2.3%
Mutual Funds	0.9%
Utilities	0.1%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MassMutual Select Growth Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	38.28%	26.82%	9.90%
Class A	37.43%	26.15%	9.36%
Class A (sales load deducted)*	29.53%	24.66%	8.71%
Class Y	38.07%	26.67%	9.80%
Class L	37.85%	26.50%	9.63%
Class N	37.05%	25.73%	9.00%
Class N (CDSC fees deducted)*	36.05%	25.73%	9.00%
Russell 1000 Growth Index	33.48%	20.39%	7.84%

Hypothetical Investments in MassMutual Select Growth Opportunities Fund Class Z and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 12/7/11 - 12/31/13
Class Z	38.50%	27.49%
Russell 1000 Growth Index	33.48%	22.57%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid-Cap Value Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The Fund’s subadvisers are Systematic Financial Management, L.P. (Systematic), which was responsible for approximately 74% of the Fund’s portfolio; and NFJ Investment Group LLC (NFJ), which managed approximately 26% of the Fund’s portfolio, as of December 31, 2013.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 33.85%, outpacing the 33.46% return of Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the Systematic component of the Fund, stock selection within the industrials sector contributed to relative performance in 2013, although holdings in the information technology sector erased some of those gains. Sector allocation also had a modestly positive impact on full-year results, as the Fund component’s underweight positions in the utilities and financials sectors contributed to performance on a relative basis – while no sector weightings meaningfully detracted from performance. One of the Fund’s top-performing stocks for the year was Lincoln National, a leading life insurer in the U.S., whose share price increased due to rising long- and intermediate-term interest rates. Lincoln has significant exposure to the bond markets, where it invests a substantial portion of policyholder premiums. As interest rates rise, the company can reinvest proceeds from bond maturities and income at higher interest rates, boosting profits and decreasing the likelihood the company’s claim reserves could become deficient. Conversely, one stock that detracted from relative results during the period was Peabody Energy, a leading producer of thermal and metallurgical coal. Thermal coal is used for power in the U.S and accounts for approximately 70% of Peabody’s earnings. There was an increased amount of switching from gas to coal power, and thermal coal prices benefited nicely when higher natural gas prices were abundant early in 2013. However, at more recent coal pricing levels, approximately one-quarter of the global producers did not generate profits.

The NFJ Fund component benefited from strong stock selection across the financials and energy sectors, and positions in materials and consumer staples stocks performed positively, but failed to keep pace with benchmark shares. Specifically, the strongest contributors to performance were Ameriprise Financial and Lear. Minneapolis-based Ameriprise Financial beat analysts’ operating earnings estimates for the second and third quarters of 2013, as the company benefited from revenue growth and strong client net inflows. Automotive parts manufacturer Lear also performed well in 2013, benefiting from a rebound in U.S. automotive sales. Conversely, the Fund component’s small cash position in 2013’s rising equity environment hampered relative performance along with poor stock selection. Fund component holdings that were particular detractors included Yamana Gold and CBL & Associates Properties. Yamana Gold, a holding that is not included in the benchmark, suffered as weakening gold prices continued to pressure shares of gold miners. Gold was down more than 27% for the year. Slowing retail sales and rising interest rates weighed on the share price of retail real estate investment trust (REIT) CBL & Associates Properties.

Subadviser outlook

Looking to 2014, Systematic’s view is that the economy remains on good footing. We believe the budget agreement reached late in 2013 has the potential to remove a great deal of negative sentiment. The federal debt limit has not yet been addressed, but we suspect that positive recent political trends in Washington could multiply in 2014, as it is an election year. Consumers also appear to be more optimistic, based on the Conference Board’s improved consumer confidence data for December, which has often correlated with consumer spending trends historically. Even assuming that stock valuations do not expand like they did in 2013, our view is that the expected earnings growth alone could potentially set the stage for another good year for the stock market.

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Looking ahead, NFJ notes that equities soared to exceptional highs in 2013, benefitting from extraordinary accommodative monetary policy. The Federal Reserve (the “Fed”) announced it would begin to taper its bond purchasing program in January 2014. During months when the Fed has not been pumping liquidity into the market, the NFJ process has tended to fare better and provide investors with downside protection. In an environment of financial repression and central banks around the globe mainly adopting a “looser for longer” monetary policy, we believe income-generating, more “risky” assets – like equities – may help investors face the challenges ahead.

MassMutual Select Mid-Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/13

Chesapeake Energy Corp.	2.0%
Invesco Ltd.	1.8%
Parker Hannifin Corp.	1.7%
Regions Financial Corp.	1.6%
Manpower, Inc.	1.6%
ING US, Inc.	1.6%
CBL & Associates Properties, Inc.	1.6%
Huntington Bancshares, Inc.	1.6%
The AES Corp.	1.6%
Cimarex Energy Co.	1.4%

16.5%

MassMutual Select Mid-Cap Value Fund Sector Table (% of Net Assets) on 12/31/13

Financial	26.6%
Consumer, Non-cyclical	13.4%
Industrial	13.0%
Consumer, Cyclical	12.7%
Energy	8.7%
Utilities	8.1%
Technology	7.1%
Basic Materials	4.7%
Communications	3.7%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

MassMutual Select Mid-Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 8/29/06 - 12/31/13
Class S	33.85%	19.41%	7.61%
Class A	33.18%	18.81%	7.07%
Class A (sales load deducted)*	25.52%	17.41%	6.21%
Class Y	33.73%	19.30%	7.50%
Class L	33.57%	19.07%	7.33%
Class N	32.77%	18.48%	6.77%
Class N (CDSC fees deducted)*	31.77%	18.48%	6.77%
Russell Midcap Value Index	33.46%	21.16%	7.96%

Hypothetical Investments in MassMutual Select Mid-Cap Value Fund Class Z and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 12/7/11 - 12/31/13
Class Z	34.02%	23.55%
Russell Midcap Value Index	33.46%	25.08%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Value Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to maximize total return through investment primarily in small capitalization equity securities that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 54% of the Fund’s portfolio; and Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), which was responsible for approximately 46% of the Fund’s portfolio, as of December 31, 2013.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 40.05%, outpacing the 34.52% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index Companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Wellington Management Fund component outperformed the benchmark, primarily due to positive sector allocation. An overweight position, relative to the benchmark, in the strong-performing industrials sector and an underweight stake in the lagging financials sector contributed to the Fund component’s full-year results. Favorable security selection also contributed to relative performance for the year, particularly within the energy, utilities, and financials sectors, which more than offset weaker stock selection in the consumer discretionary, industrials, and materials sectors. Top-performing Fund component holdings during the year included G&K Services (industrials), Belden (information technology), and Towers Watson (industrials). Shares of G&K Services, a leading North American uniform rental provider, gained after posting solid earnings results and improving margins. Shares of Belden, a company that designs, manufactures, and markets electronic cables and connectivity products for industrial, broadcast, and data-networking markets, climbed on strong earnings. Towers Watson, a human resources and employment services company, advanced on rising expectations for the earnings potential associated with the company’s work with health care exchanges implementing the Affordable Care Act. The Fund exited Towers Watson when it approached the price we believed represented full valuation. Conversely, the top relative detractors were ACCO Brands (industrials), ESCO Technologies (industrials), and Maxim Integrated Products (information technology). ACCO Brands, a U.S.-based supplier of leading branded office products, declined due to market concerns over the merger of two of the company’s largest customers. ESCO Technologies, which supplies advanced metering applications to water, gas, and electric utilities, lost ground in the second quarter after the company offered a less-optimistic earnings outlook. Shares of U.S.-based Maxim Integrated Products, a leading international supplier of analog and mixed signal semiconductors, lagged its peers amid investor concerns, in part, about the company’s high level of exposure to Samsung.

In the Barrow Hanley Fund component, certain economically sensitive sectors (i.e., consumer discretionary, industrials, and materials) had substantially overweight positions and were significantly better performers than their benchmark counterparts. The Fund component’s financials stocks created superior results from both a stock selection and an allocation perspective, despite their low weighting in the component. Within information technology, the Fund component’s heavy semiconductor/components exposure slightly underperformed the benchmark sector. The Fund component avoided investing in defensive sectors (i.e., consumer staples, telecommunication services, and utilities), which proved beneficial. The best of the top-contributing Fund component holdings included PolyOne (producer of specialized polymers and resins), Whirlpool (home appliance manufacturer), Brunswick (recreation and gaming manufacturer), Trex (wood-alternative manufacturer), and Mobile Mini (portable storage solution provider). Conversely, Diodes Incorporated (semiconductor products manufacturer) and Fairchild Semiconductor International (a manufacturer of semiconductor solutions) worked against the Fund component during the year.

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Based on Wellington Management’s two- to three-year time horizon, we continue to find attractively valued investment opportunities for the Fund component, which can be created by the inefficiencies frequently found among small- and mid-capitalization companies. At the end of the year, the Fund component held its largest overweight positions in the information technology, industrials, and consumer discretionary sectors, reflecting our outlook.

Barrow Hanley is optimistic and continues to see value among the Fund component’s target population of low-expectation, small-cap stocks. Our view is the economy is still functioning at well below optimal levels, and investors continue to hold underweight positions in equities and are mostly unaware of small-cap stocks, despite the performance of that market segment over the last several years. We believe the future may be bright, although as always, we believe it is likely to include volatility.

MassMutual Select Small Cap Value Equity Fund Largest Holdings (% of Net Assets) on 12/31/13

PolyOne Corp.	2.1%
Belden, Inc.	1.9%
Plexus Corp.	1.7%
City National Corp.	1.7%
Whirlpool Corp.	1.7%
American Axle & Manufacturing Holdings, Inc.	1.6%
HealthSouth Corp.	1.6%
Mobile Mini, Inc.	1.6%
The Scotts Miracle-Gro Co. Class A	1.6%
Terex Corp.	1.6%

17.1%

MassMutual Select Small Cap Value Equity Fund Sector Table (% of Net Assets) on 12/31/13

Industrial	29.3%
Consumer, Cyclical	19.4%
Financial	17.1%
Consumer, Non-cyclical	11.5%
Technology	9.1%
Basic Materials	3.9%
Utilities	2.9%
Energy	2.8%
Communications	0.9%

Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%

Net Assets	100.0%

MassMutual Select Small Cap Value Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Value Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Russell 2000 Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 3/31/06 - 12/31/13
Class S	40.05%	20.23%	6.47%
Class A	39.28%	19.61%	5.94%
Class A (sales load deducted)*	31.27%	18.20%	5.14%
Class Y	39.91%	20.10%	6.36%
Class L	39.73%	19.88%	6.19%
Russell 2000 Value Index	34.52%	17.64%	6.04%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Company Value Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which was responsible for approximately 53% of the Fund’s portfolio; Federated Clover Investment Advisors (Federated Clover), which managed approximately 39% of the Fund’s portfolio; and EARNEST Partners, LLC (Earnest Partners), which oversaw approximately 8% of the Fund’s portfolio, as of December 31, 2013.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 32.19%, lagging the 34.52% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also substantially underperformed the 38.82% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the Fund’s T. Rowe Price component, an overweight position, relative to the benchmark, and stock selection in the materials sector weighed on performance. The metals and mining industry detracted as spot gold prices plummeted, affecting two Fund component holdings – Royal Gold and Franco-Nevada – both of which own gold royalties. Fund component holdings in the industrials and business services sectors underperformed, and a notable detractor here was Landstar System, a trucking service that contracts trucking capacity through agreements with independent truckers and brokerage carriers. Landstar System’s stock advanced for the year, but lagged the broader sector. Fund holding Aaron’s weighed on results in the consumer discretionary sector. Aaron’s, a specialty retailer that uses a lease ownership model to sell a broad array of consumer products, suffered disappointing same-store results. Conversely, sector allocation was beneficial to the Fund component’s relative results – especially underweight positions in the financials and utilities sectors and overweight allocations to consumer discretionary and industrials and business services stocks. Fund component holdings in commercial banks also made a contribution, particularly Home Bancshares, a bank holding company for Centennial Bank.

For the Federated Clover component of the Fund, stock selection in the energy sector detracted from relative performance, as some of the Fund component’s holdings in the oil, gas, and consumable fuels industry had a negative impact. Among these were Halcon Resources, SandRidge Energy, and Alon USA Energy. Fund component holdings electrical equipment manufacturer Graftech International and USG Corporation, a manufacturer and distributor of building materials, posted weak results that weighed on returns and contributed to the notable underperformance of the Fund component’s industrials sector investments. Conversely, stock selection in the financials sector had the greatest positive impact on the Fund component’s relative performance. Among the standout performers in this sector were insurance holdings, including CNO Financial Group, American Equity Investment Life Holdings, and National Financial Partners. The Federated Clover component of the Fund also benefited from strong returns among real estate investment trust (REIT) holdings. Strong stock selection in the health care sector also contributed to full-year returns.

Stock selection drove performance in the Earnest Partners component of the Fund in 2013. In the financials sector, Fund component holding Protective Life, which offers both insurance and investment products, reported earnings that were better than expected. The company also indicated an optimistic outlook for the next three years, which helped drive up the stock. Also in financials, the Fund component’s investment in American Equity Investment Life, a life insurance company that specializes in index annuities, paid off handsomely, as the company reported operating earnings nearly twice as high as analysts had forecasted, and the stock price rose substantially during the year.

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

T. Rowe Price is cautiously optimistic about U.S. equities, due to strong corporate fundamentals and positive economic data. In our view, improving housing figures and employment trends may be signs of strength in the ongoing economic recovery. Although tapering of the Federal Reserve’s (the “Fed”) bond purchase program is set to begin in January, we expect monetary conditions may remain accommodative throughout most of 2014.

In Federated Clover’s view, stock valuations remain reasonable. The economy is still improving, and we expect that stocks may have the potential to move higher in 2014. While no one can predict how the market will perform with any certainty, we view the Fed’s tapering as potentially positive for long-term stock investors. The possibility of volatility remains, but we believe it may be a good sign for the markets and economy to function with less government influence.

Earnest Partners is a bottom-up, fundamental manager, so market and economic forecasts are not an integral part of our investment process. We are finding the most opportunities in the energy, industrials, materials, information technology, and health care sectors, where the Fund component currently has relatively overweight positions. We are finding fewer opportunities for the Fund component in areas like consumer staples, consumer discretionary, utilities, and financials.

MassMutual Select Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/13

East West Bancorp, Inc.	1.3%
ProAssurance Corp.	1.1%
Cleco Corp.	1.1%
Aaron’s, Inc.	1.0%
Home Bancshares, Inc.	1.0%
SVB Financial Group	0.9%
Landstar System, Inc.	0.9%
Genesee & Wyoming, Inc. Class A	0.9%
Beacon Roofing Supply, Inc.	0.9%
Kirby Corp.	0.9%

10.0%

MassMutual Select Small Company Value Fund Sector Table (% of Net Assets) on 12/31/13

Financial	25.1%
Industrial	22.6%
Consumer, Non-cyclical	12.0%
Consumer, Cyclical	11.5%
Basic Materials	7.9%
Technology	5.3%
Mutual Funds	5.4%
Energy	5.1%
Utilities	4.8%
Communications	3.2%

Total Long-Term Investments	102.9%
Short-Term Investments and Other Assets and Liabilities	(2.9)%

Net Assets	100.0%

MassMutual Select Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	32.19%	18.37%	9.38%
Class A	31.69%	17.85%	8.91%
Class A (sales load deducted)*	24.12%	16.46%	8.26%
Class Y	32.18%	18.34%	9.34%
Class L	32.03%	18.14%	9.18%
Class N	31.30%	17.49%	8.57%
Class N (CDSC fees deducted)*	30.30%	17.49%	8.57%
Russell 2000 Value Index#	34.52%	17.64%	8.60%
Russell 2000 Index	38.82%	20.08%	9.07%

Hypothetical Investments in MassMutual Select Small Company Value Fund Class Z, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 11/15/10 - 12/31/13
Class Z	32.46%	16.58%
Russell 2000 Value Index#	34.52%	16.81%
Russell 2000 Index	38.82%	18.25%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM S&P® Mid Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the S&P MidCap 400® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 32.81%, underperforming the 33.50% return of the Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

U.S. mid-capitalization stocks outperformed their large-cap counterparts, as measured by the S&P 500® Index, during 2013. Health care and industrials were the best-performing mid-cap sectors within the Index for the year, whereas the telecommunication services and materials sectors were the worst performers during the year.

Global developed markets performed positively in 2013, and stocks in the U.S. outperformed their international counterparts. The year began with a late deal that avoided the most significant portions of the so-called “fiscal cliff,” sparking an early rally in U.S. markets – as earnings, housing, and employment data continued to support growth expectations. Despite the positive economic data, central banks’ continuation of easy monetary policies helped drive the performance of global stock markets.

During his testimony before Congress on May 22, outgoing Federal Reserve (the “Fed”) Chairman Ben Bernanke mentioned the possibility of tapering bond purchases towards the end of the year. The news sparked a widespread stock selloff, but some share prices recovered after several Fed officials suggested that tapering of the asset purchase program known as QE might not come as soon as many feared. Toward the end of the summer, investor concerns surfaced over the possibility of an announcement of Fed tapering at the central bank’s September meeting. Consequently, markets reacted positively to the announcement that Fed tapering was not imminent – and the assurance from Bernanke that the Fed would not cut the asset purchasing program until the central bank had enough evidence to support the sustainability of economic growth.

U.S. equities ended the year strongly, partly due to positive market reactions to monetary and fiscal policy activity in Washington. Congress reached a long-term budget agreement in December, further reducing fiscal uncertainty. President Obama nominated Janet Yellen as the next Fed Chairperson, and her testimony before Congress assured markets that Fed policy would remain appropriately accommodative. (Ms. Yellen received Senate confirmation as we prepared this report.) As the year wound down, markets initially reacted positively to the Fed announcement that tapering would ultimately begin in January 2014, as investors viewed the move favorably – and perceived it as the Fed signaling confidence in the strength and sustainability of the economic recovery.

*	The S&P MidCap 400 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MassMutual. Standard & Poor’s®, S&P® and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Although it is impossible to predict the direction equities will take throughout 2014 after their spectacular rise in 2013, numerous forces will continue to influence the direction the market takes moving forward – such as Fed policy, inflation, housing, and unemployment, to name just a few. We believe, however, the Fund continues to be well positioned to pursue returns that are consistent with those of the S&P MidCap 400 Index.

MM S&P Mid Cap Index Fund Largest Holdings (% of Net Assets) on 12/31/13

Affiliated Managers Group, Inc.	0.7%
Tractor Supply Co.	0.7%
Green Mountain Coffee Roasters, Inc.	0.6%
LKQ Corp.	0.6%
HollyFrontier Corp.	0.6%
Henry Schein, Inc.	0.6%
Polaris Industries, Inc.	0.6%
Church & Dwight Co., Inc.	0.6%
Cimarex Energy Co.	0.6%
Trimble Navigation Ltd.	0.6%

6.2%

MM S&P Mid Cap Index Fund Sector Table (% of Net Assets) on 12/31/13

Financial	20.4%
Industrial	18.3%
Consumer, Non-cyclical	17.2%
Consumer, Cyclical	12.8%
Technology	9.8%
Energy	5.8%
Mutual Funds	5.5%
Basic Materials	5.0%
Communications	4.0%
Utilities	3.9%

Total Long-Term Investments	102.7%
Short-Term Investments and Other Assets and Liabilities	(2.7)%

Net Assets	100.0%

MM S&P® Mid Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM S&P Mid Cap Index Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class I, Class Z, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 7/26/12 - 12/31/13
Class S	32.81%	31.87%
Class A	32.40%	31.38%
Class A (sales load deducted)*	24.79%	26.07%
Class Y	32.72%	31.73%
Class L	32.62%	31.64%
Class I	33.08%	32.06%
Class Z	33.20%	32.18%
S&P MidCap 400 Index	33.50%	32.59%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P MidCap 400 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM Russell 2000® Small Cap Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000 Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 38.24%, trailing the 38.82% return of the Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

Small-capitalization stocks outperformed their large-cap competitors, as measured by the Russell 1000® Index. Health care and consumer staples were the best-performing sectors within the Index during the year; the worst-performing sectors were utilities and materials.

Global developed markets performed positively in 2013, and stocks in the U.S. outperformed their international counterparts. The year began with a late deal that avoided the most significant portions of the so-called “fiscal cliff,” sparking an early rally in U.S. markets – as earnings, housing, and employment data continued to support growth expectations. Despite the positive economic data, central banks’ continuation of easy monetary policies helped drive the performance of global stock markets.

During his testimony before Congress on May 22, outgoing Federal Reserve (the “Fed”) Chairman Ben Bernanke mentioned the possibility of tapering bond purchases towards the end of the year. The news sparked a widespread stock selloff, but some share prices recovered after several Fed officials suggested that tapering of the asset purchase program known as QE might not come as soon as many feared. Toward the end of the summer, investor concerns surfaced over the possibility of an announcement of Fed tapering at the central bank’s September meeting. Consequently, markets reacted positively to the announcement that Fed tapering was not imminent – and the assurance from Bernanke that the Fed would not cut the asset purchasing program until the central bank had enough evidence to support the sustainability of economic growth.

U.S. equities ended the year strongly, partly due to positive market reactions to monetary and fiscal policy activity in Washington. Congress reached a long-term budget agreement in December, further reducing fiscal uncertainty. President Obama nominated Janet Yellen as the next Fed Chairperson, and her testimony before Congress assured markets that Fed policy would remain appropriately accommodative. (Ms. Yellen received Senate confirmation as we prepared this report.) As the year wound down, markets initially reacted positively to the Fed announcement that tapering would ultimately begin in January 2014, as investors viewed the move favorably – and perceived it as the Fed signaling confidence in the strength and sustainability of the economic recovery.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Although it is impossible to predict the direction equities will take throughout 2014 after their spectacular rise in 2013, numerous forces will continue to influence the direction the market takes moving forward – such as Fed policy, inflation, housing, and unemployment, to name just a few. We believe, however, the Fund continues to be well positioned to pursue returns that are consistent with those of the Russell 2000 Index.

MM Russell 2000 Small Cap Index Fund Largest Holdings (% of Net Assets) on 12/31/13

CoStar Group, Inc.	0.3%
Athenahealth, Inc.	0.3%
Acuity Brands, Inc.	0.3%
The Middleby Corp.	0.3%
Isis Pharmaceuticals, Inc.	0.3%
The Ultimate Software Group, Inc.	0.2%
PTC, Inc.	0.2%
Align Technology, Inc.	0.2%
Brunswick Corp.	0.2%
CNO Financial Group, Inc.	0.2%

2.5%

MM Russell 2000 Small Cap Index Fund Sector Table (% of Net Assets) on 12/31/13

Financial	22.0%
Consumer, Non-cyclical	20.1%
Industrial	14.2%
Consumer, Cyclical	13.5%
Mutual Funds	11.2%
Technology	9.9%
Communications	6.7%
Energy	5.1%
Basic Materials	3.6%
Utilities	3.0%
Diversified	0.2%

Total Long-Term Investments	109.5%
Short-Term Investments and Other Assets and Liabilities	(9.5)%

Net Assets	100.0%

MM Russell 2000® Small Cap Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM Russell 2000 Small Cap Index Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class I, Class Z, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 7/26/12 - 12/31/13
Class S	38.24%	34.77%
Class A	37.66%	34.21%
Class A (sales load deducted)*	29.75%	28.79%
Class Y	38.13%	34.67%
Class L	37.84%	34.45%
Class I	38.38%	35.00%
Class Z	38.47%	35.10%
Russell 2000 Index	38.82%	35.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Mid Cap Growth Equity II Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers are T. Rowe Price Associates, Inc. (T. Rowe Price), which oversaw approximately 80% of the Fund’s portfolio; and Frontier Capital Management Company, LLC (Frontier), which was responsible for approximately 20% of the Fund’s portfolio, as of December 31, 2013.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 36.19%, exceeding the 35.74% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the T. Rowe Price component of the Fund, stock selection helped drive strong relative performance, while sector allocation dragged on overall results. On the sector level, financials, information technology, and health care holdings were beneficial to relative returns, whereas materials positioning detracted. The Fund component’s financials holdings boosted returns on a relative basis, particularly TD Ameritrade and CBOE Holdings. Discount retail broker TD Ameritrade benefited from an increasing client base, lowered expenses, and rising interest rates. An options and futures exchange operator, CBOE Holdings reported solid earnings driven by cost controls and increased volume in the company’s proprietary volatility and S&P 500® option products. Fund component holdings in information technology also outpaced their benchmark peers, most notably Cree and Gartner Group. Lighting manufacturer Cree recently released a lower-priced light bulb, and Walmart announced it would begin to sell the company’s products. Gartner Group, a leading provider of information technology research and consulting services, continued to post strong subscriber growth, boosting returns despite weakness in the firm’s consulting business (partially due to a reduction in government spending). We believe there are several positive long-term trends in this sector’s favor, including the shift to mobile computing, increased online advertising and commerce, growth in cloud computing, and opportunities to take advantage of ever-growing amounts of data. In the materials sector, Fund component holdings concentrated among gold-related firms hampered performance, most notably Franco Nevada and Agnico Eagle Mines, which both suffered amid falling gold prices.

In the Frontier Fund component, stock selection was strong in health care, producer durables, and financial services holdings, but the component’s energy, consumer discretionary, and technology stocks underperformed. Specifically, B/E Aerospace was the Fund component’s strongest performer on solid earnings growth and a series of increasingly positive revisions of the company’s outlook. In health care, the Fund component got a lift from pharmaceutical holdings Actavis and Covance. Both companies have been using innovation to gain share in growing segments of the pharmaceutical industry. Conversely, the Fund component did not own a handful of strong-performing stocks that made a substantial contribution to benchmark returns in the consumer discretionary, technology, and health care sectors, which held back relative and overall performance. The technology and energy sectors experienced the most challenges during the year, including tight capital budgets and shifting competitive dynamics. In addition, an underweight position in consumer discretionary stocks, which was the best-performing sector in 2013, also worked against the Fund component during the year.

Subadviser outlook

T. Rowe Price is cautiously optimistic about U.S. equities. We are, however, tempering our expectations after a year of nearly uninterrupted market strength. Despite this caution, our view is that the long term may be positive due to an outlook that includes strong corporate fundamentals and supportive economic data. The Fund is currently finding opportunities in specific companies rather than in larger themes, highlighting the importance of fundamental research and effective stock selection.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited) (Continued)

Frontier would not be surprised to see stocks consolidate in the shorter term, particularly after posting one of the strongest gains equities have made in over a decade. Business confidence is generating real activity, such as labor and new orders for capital spending. For these reasons, the Fund component continues to find more attractive opportunities amid capital- and business spending-related sectors, such as industrials and financials. We remain guarded about prices of low but consistent growth areas, such as utilities and consumer staples.

MassMutual Select Mid Cap Growth Equity II Fund Largest Holdings (% of Net Assets) on 12/31/13

IHS, Inc. Class A	1.5%
Fiserv, Inc.	1.4%
Pall Corp.	1.4%
Textron, Inc.	1.3%
CarMax, Inc.	1.3%
Gartner, Inc.	1.2%
Covance, Inc.	1.2%
IDEX Corp.	1.2%
Fidelity National Financial, Inc. Class A	1.1%
Alkermes PLC	1.1%

12.7%

MassMutual Select Mid Cap Growth Equity II Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	26.7%
Industrial	17.2%
Consumer, Cyclical	16.4%
Technology	11.2%
Communications	8.6%
Financial	7.1%
Energy	6.0%
Mutual Funds	4.2%
Basic Materials	3.3%
Utilities	0.5%

Total Long-Term Investments	101.2%
Short-Term Investments and Other Assets and Liabilities	(1.2)%

Net Assets	100.0%

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	36.19%	23.22%	10.84%
Class A	35.44%	22.62%	10.30%
Class A (sales load deducted)*	27.65%	21.17%	9.65%
Class Y	35.99%	23.11%	10.74%
Class L	35.80%	22.92%	10.58%
Class N	35.00%	22.24%	9.97%
Class N (CDSC fees deducted)*	34.00%	22.24%	9.97%
Russell Midcap Growth Index	35.74%	23.37%	9.77%

Hypothetical Investments in MassMutual Select Mid Cap Growth Equity II Fund Class Z and the Russell Midcap Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 11/15/10 - 12/31/13
Class Z	36.31%	17.37%
Russell Midcap Growth Index	35.74%	17.65%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company, LLP (Wellington Management), which managed approximately 55% of the Fund’s portfolio; Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 21% of the Fund’s portfolio; and Timberline Asset Management LLC (Timberline), which oversaw approximately 24% of the Fund’s portfolio, as of December 31, 2013.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 47.71%, outperforming the 43.30% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also exceeded, by a wide margin, the 38.82% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

How did the Fund perform during the 12 months ended December 31, 2013?

In the Fund’s Wellington Management component, strong stock selection in the health care, materials, financials, and industrials sectors drove relative performance – as did an underweight position, relative to the benchmark, in the lagging financials sector and an overweight stake in the outperforming information technology sector. Top-performing Fund component holdings included AerCap Holdings – one of the world’s largest aircraft leasing companies (industrials sector) – KapStone Paper (materials), and Spirit Airlines (industrials). Conversely, less-than-favorable stock selection in the Fund component’s information technology, consumer staples, and energy stocks detracted. An overweight allocation to the underperforming materials sector, an underweight stake in the outperforming health care sector, and a minor cash position in 2013’s strong stock market environment were other factors creating challenges for the Fund component’s performance. Holdings that were top relative detractors for the year included subscription television service provider TiVo (information technology), technology-focused seismic solutions company ION Geophysical (energy), and Angie’s List (information technology), an Internet-based membership service that compiles consumer ratings of local service companies and contractors in multiple cities across the U.S.

A variety of factors helped propel returns for the year for the Fund’s Waddell & Reed component, but stock selection was one of the most favorable. Fund component holdings in the industrials sector turned in the highest returns. Top performers here included WageWorks, which provides tax-advantaged programs for consumers; and Wabtec, which provides technology-based products and services for the freight rail and passenger transit industries. In the financials and energy sectors, Financial Engines, which provides various services to participants of employer-sponsored defined contribution plans, and HFF – which provides commercial real estate and capital market services in the commercial real estate industry – were two Fund component holdings that were strong performance drivers. Conversely, in the information technology sector, the primary detractor was Vocera Communications, a Fund component holding that provides mobile communication solutions in health care, hospitality, energy, and retail environments.

In the Fund’s Timberline component, from a sector perspective, information technology holdings contributed the most to the Fund’s overall relative performance, followed by the industrials, consumer discretionary, financials, and health care sectors. The Fund component held an overweight position in information technology stocks for most of the year, but finished 2013 with a nearly neutral allocation. The top overall contributor in information technology was Infoblox Inc., a leader in automated network control, which is gaining increasing importance given growing network traffic and the proliferation of connected devices. The Fund component also held – and maintained – a beneficial overweight stake in the industrials sector, which also contributed to overall performance due to strong stock selection. Industrials sector stock Swift Transportation was a top 10 contributor for the Timberline component for the year.

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In 2014, Wellington Management plans to continue to emphasize fundamental research and bottom-up stock selection in an effort to seek companies that are undervalued relative to their fundamental outlooks.

Waddell & Reed believes that stock valuations are high from a historical standpoint, but not extremely so, and flows into the equity market are strong. We believe a stronger economy may be possible in 2014, since recent economic statistics have improved.

Timberline believes that company management teams may have been expecting a better recovery in 2013 than they actually experienced. Europe did not emerge from its economic trough to the degree that many investors had hoped, and the U.S. economy was not as strong as investors may have expected. We believe these factors are likely to influence the outlook for corporate earnings in 2014.

MassMutual Select Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/13

Dexcom, Inc.	1.6%
Armstrong World Industries, Inc.	1.2%
WageWorks, Inc.	1.1%
Imax Corp.	1.0%
WEX, Inc.	1.0%
Portfolio Recovery Associates, Inc.	0.9%
Responsys, Inc.	0.9%
Infoblox, Inc.	0.9%
Cyberonics, Inc.	0.8%
DigitalGlobe, Inc.	0.8%

10.2%

MassMutual Select Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	24.1%
Consumer, Cyclical	16.5%
Industrial	14.1%
Technology	13.5%
Financial	11.5%
Communications	10.2%
Mutual Funds	9.5%
Energy	5.2%
Basic Materials	2.5%
Utilities	0.5%
Diversified	0.3%

Total Long-Term Investments	107.9%
Short-Term Investments and Other Assets and Liabilities	(7.9)%

Net Assets	100.0%

MassMutual Select Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	47.71%	22.13%	9.59%
Class A	46.94%	21.46%	9.00%
Class A (sales load deducted)*	38.50%	20.03%	8.36%
Class Y	47.46%	21.95%	9.44%
Class L	47.25%	21.77%	9.27%
Class N	46.43%	21.10%	8.67%
Class N (CDSC fees deducted)*	45.43%	21.10%	8.67%
Russell 2000 Growth Index#	43.30%	22.58%	9.40%
Russell 2000 Index	38.82%	22.08%	9.06%

Hypothetical Investments in MassMutual Select Small Cap Growth Equity Fund Class Z, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 11/15/10 - 12/31/13
Class Z	47.86%	18.95%
Russell 2000 Growth Index#	43.30%	19.64%
Russell 2000 Index	38.82%	18.25%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Small Company Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. Effective September 17, 2013, Timberline Asset Management LLC (Timberline) replaced Eagle Asset Management, Inc. (Eagle) and The Boston Company Asset Management, LLC (The Boston Company), as subadviser to the Fund.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 33.92%, significantly trailing the 43.30% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance (from January 1, 2013 – September 16, 2013, when Eagle and The Boston Company were co-subadvisers of the Fund)

In the Eagle component of the Fund, the relative returns of holdings in the information technology and health care sectors were the primary detractors from performance. Fund component holdings that detracted the most from returns included Vitamin Shoppe, Vocera Communications, and Francesca’s Holdings. Vitamin Shoppe, a specialty retailer of vitamins and other health products, experienced a slight earnings shortfall. Vocera Communications, a manufacturer of hands-free communication devices used by medical personnel, reported substantially weaker-than-expected performance and a revised outlook that was not as positive. Francesca’s Collections is a specialty women’s retailer that did not meet quarterly earnings estimates and also put out a revised outlook that was not as optimistic. The Eagle component sold its Francesca’s Collections stock due to its poor results. Conversely, the component’s energy holdings were a bright spot, mainly due to the acquisition of longtime holding Lufkin Industries by General Electric early in the year.

The Boston Company component of the Fund faced challenges from less-than-favorable stock selection in the information technology sector – particularly positioning in mobile ad developer Millennial Media, whose stock fell amid a series of revenue shortfalls by the company and the market’s initial skepticism about Millennial Media’s announced acquisition of competitor Jumptap. Conversely, effective stock selection in several sectors – particularly consumer discretionary, health care, and energy – benefited returns. Within the consumer discretionary sector, a position in film and television company Lions Gate Entertainment, which had been the Fund component’s top contributor to relative performance in 2012, continued to post sizable gains in 2013, helped by its expanding TV business and strong film franchises in a good year at the box office. A position in animation firm DreamWorks Animation SKG was also beneficial. The Fund component also fared well in health care, driven by stock selection in the biotechnology segment. In energy, the Fund component’s investment in Diamondback Energy, which acquires, develops, explores, and exploits onshore oil and natural-gas reserves, appreciated during the period, as the company executed well while maintaining a deep inventory of low-risk development opportunities complemented by substantial exploration upside potential.

Subadviser discussion of factors that contributed to the Fund’s performance (from September 17, 2013 – December 31, 2013, when Timberline was the sole subadviser of the Fund)

During this time period, the Fund was not able to keep pace with the performance of the benchmark. Sector returns were mixed, as four sectors in which the Fund invested outperformed and four underperformed. Positive contributors included holdings in industrials, financials, consumer discretionary, and health care. In mid-September, the Fund held an overweight position in information technology, relative to the benchmark. By the end of 2013, the Fund had transitioned to an underweight allocation – driven by Timberline’s search for secular growth opportunities for the Fund in a low-growth environment. The Fund’s top two holdings were both in the information technology sector. One was Responsys, which paid off just before the end of the year, when Oracle announced its intent to acquire the online marketing company. Despite the Fund’s information technology positions

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

posting a positive return, the sector detracted the most overall from the Fund’s relative performance. The worst-performing Fund holding was online advertising provider Tremor Video, which reported a weaker outlook for the fourth quarter of 2013. Though the Fund held consistently underweight positions in the health care sector, one Fund holding that stood out was biotechnology company Keryx Biopharmaceutials, which was the Fund’s third-best performer. The Fund increased its allocation to consumer discretionary stocks, ending the year with an overweight stake. Earlier, the Fund had reduced the weighting in this sector, anticipating a slowdown in fundamentals. As many consumer stocks pulled back, however, the Fund leveraged opportunities to invest in them at lower valuations. The Fund also initiated several new positions in this sector and increased allocations to some existing positions, which materially contributed to performance in the latter months of 2013.

Subadviser outlook

In any year, it has been Timberline’s experience that the first quarter can be challenging. Fourth-quarter earnings announcements begin toward the end of January and, historically, companies often set conservative outlooks for the year. We believe that company management teams may have been expecting a better recovery in 2013 than actually unfolded. Europe did not emerge from its economic trough to the degree that many investors had likely hoped, and the U.S. economy may not have been as strong as investors expected. We believe these factors will influence 2014 earnings guidance.

MassMutual Select Small Company Growth Fund Largest Holdings (% of Net Assets) on 12/31/13

Infoblox, Inc.	2.4%
Responsys, Inc.	2.4%
Shutterfly, Inc.	2.3%
Brunswick Corp.	1.8%
DigitalGlobe, Inc.	1.8%
Keryx Biopharmaceuticals, Inc.	1.7%
Imax Corp.	1.7%
Aspen Technology, Inc.	1.7%
Dealertrack Technologies, Inc.	1.6%
Beazer Homes USA, Inc.	1.6%

19.0%

MassMutual Select Small Company Growth Fund Sector Table (% of Net Assets) on 12/31/13

Consumer, Non-cyclical	24.4%
Consumer, Cyclical	18.6%
Technology	13.5%
Communications	13.3%
Industrial	11.8%
Mutual Funds	10.2%
Financial	8.7%
Energy	3.5%
Basic Materials	1.9%
Diversified	1.3%

Total Long-Term Investments	107.2%
Short-Term Investments and Other Assets and Liabilities	(7.2)%

Net Assets	100.0%

MassMutual Select Small Company Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Small Company Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Russell 2000 Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	33.92%	21.11%	6.17%
Class A	33.23%	20.55%	5.69%
Class A (sales load deducted)*	25.57%	19.13%	5.06%
Class Y	33.80%	21.04%	6.10%
Class L	33.66%	20.81%	5.95%
Russell 2000 Growth Index	43.30%	22.58%	9.40%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Diversified International Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Value Index, which is the Fund’s benchmark. The Fund may invest up to 15% of its total assets in equity securities of issuers in emerging markets countries and typically does not invest in U.S. companies. The Fund’s subadviser is J.P. Morgan Investment Management Inc. (J.P. Morgan).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 21.84%, underperforming the 22.95% return of the MSCI EAFE Value Index (the “benchmark”) a subset of the MSCI EAFE Index and constituents of the Index include securities from Europe, Australasia, and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. Securities classified as value style generally tend to have higher book value to price ratios, higher forward earnings to price ratios, higher dividend yields, and lower forecasted earnings growth rates than securities representing the growth style.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s stock selection in the technology-hardware segment and the energy sector worked against performance during the year. From a regional perspective, the Fund’s exposure to emerging markets was the largest detractor from its full-year performance, and, to a lesser extent, stock selection in Canada also hurt relative returns. With respect to Fund holdings, Nitto Denko, the Japanese maker of specialty materials, was a major detractor. The company, a world leader in the manufacture of specialty films used in LCDs and touch screens, cut its profit forecast twice, citing fiercer competition from new entrants and weaker-than-expected demand for computer tablets. Shares of Fund holding Tullow Oil, the U.K.-based oil and gas exploration and production company, also hampered the Fund’s relative performance. The stock struggled throughout the year, as a number of the company’s new exploration projects yielded disappointing results.

Conversely, from a sector perspective, the main contributors to the Fund’s full-year performance included stock selection in basic industries and insurance and property, where the Fund’s underweight allocation, relative to the benchmark, also helped. The Fund’s regional stock selection, particularly in Continental Europe, and an underweight allocation to the Pacific Rim made the biggest contributions to returns. With respect to Fund holdings, Bayer, the German drug and chemical company, was a standout. The company’s health care unit led the way, with new drugs – including the blood thinner Xarelto, eye drug Eylea, and several new cancer drugs – contributing significantly to the company’s earnings growth, which was greater than expected. Another Fund holding, EDF, the French electric utility, performed well during the year. The French government granted the company an increase in household tariffs, and the company subsequently raised its annual profit forecast.

Subadviser outlook

Entering 2014, the global economic outlook appears fairly benign to us, with data suggesting, in our view, the potential for continued recovery for the majority of the developed world. The U.S. economy has continued to improve to the point that the Federal Reserve seems comfortable about gradually scaling back its bond-purchase program. In Europe, debt stability has been restored and we believe there could be modest growth in the region in 2014. The Japanese economy appears to be responding to the Abe government’s pro-growth policies. Combined with the fact that growth in China has stabilized, we believe that in 2014, we may experience a scenario that hasn’t unfolded in years – one where all the major economies of the world are growing simultaneously, albeit at a modest pace.

Our belief, however, is that a number of stumbling blocks could come into play in 2014. The U.S. is once again bumping up against its debt ceiling. A recent congressional compromise provides a basis for hope, but is no guarantee that the process of extending the debt ceiling will go smoothly. In Japan, export-oriented corporations are currently reaping the benefits of a weaker yen, and we believe signs of inflation have crept back into the economy. It remains to be seen how effective Abe’s policies may

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited) (Continued)

be in stimulating domestic demand on a sustained basis. In Europe, the European Central Bank plans to launch another round of stress tests for the banks, while China faces the challenge of rebalancing its economy. Depending on how these events play out in 2014, we believe that bouts of volatility could occur, particularly since equity prices may have partially factored in the good news.

MassMutual Select Diversified International Fund Largest Holdings (% of Net Assets) on 12/31/13

Vodafone Group PLC	3.6%
HSBC Holdings PLC	3.3%
Royal Dutch Shell PLC Class A	2.6%
BNP Paribas	2.5%
Mitsubishi UFJ Financial Group, Inc.	2.4%
Bayer AG	2.2%
Swiss Re AG	2.2%
ENI SpA	2.1%
AXA SA	2.0%
Deutsche Telekom AG	1.8%

24.7%

MassMutual Select Diversified International Fund Sector Table (% of Net Assets) on 12/31/13

Financial	31.2%
Consumer, Cyclical	12.6%
Industrial	11.1%
Consumer, Non-cyclical	10.3%
Communications	10.1%
Energy	9.7%
Basic Materials	5.2%
Utilities	3.2%
Diversified	2.2%
Mutual Funds	2.1%
Technology	2.1%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MassMutual Select Diversified International Fund Country Weightings (% of Net Assets) on 12/31/13

United Kingdom	22.2%
Japan	22.1%
France	13.2%
Germany	11.0%
Switzerland	5.6%
Italy	3.3%
Sweden	3.0%
Hong Kong	2.9%
Netherlands	2.6%
Australia	2.2%
United States	2.2%
China	1.6%
Belgium	1.3%
Spain	1.2%
Finland	1.1%
Denmark	1.0%
Republic of Korea	0.9%
Norway	0.9%
India	0.6%
Brazil	0.5%
Canada	0.4%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MassMutual Select Diversified International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Diversified International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the MSCI EAFE Value Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 12/14/06 - 12/31/13
Class S	21.84%	12.00%	-1.23%
Class A	21.28%	11.45%	-1.70%
Class A (sales load deducted)*	14.31%	10.13%	-2.52%
Class Y	21.66%	11.80%	-1.39%
Class L	21.50%	11.65%	-1.50%
MSCI EAFE Value Index	22.95%	11.99%	0.81%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MM MSCI EAFE® International Index Fund, and who is the Fund’s subadviser?

The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE) Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included in the Index, in weightings that approximate the relative composition of the securities contained in the Index, and in Index futures contracts. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 21.71%, lagging the 22.78% return of the Index, a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

International developed equities outside of North America underperformed U.S. equities in 2013, as measured by the S&P 500® Index. The countries with the largest contributions to the return of the Index for the year were Finland, Ireland, and Germany. Conversely, the countries that detracted the most from the performance of the Index included Singapore, Australia, and Norway. From a sector standpoint, the greatest contributions to returns were in telecommunications services and consumer discretionary; the weakest sectors were materials and energy.

Global developed markets performed positively in 2013, and stocks in the U.S. outperformed their international counterparts. The year began with a late deal that avoided the most significant portions of the so-called “fiscal cliff,” sparking an early rally in U.S. markets – as earnings, housing, and employment data continued to support growth expectations. Despite the positive economic data, central banks’ continuation of easy monetary policies helped drive the performance of global stock markets.

During his testimony before Congress on May 22, outgoing Federal Reserve (the “Fed”) Chairman Ben Bernanke mentioned the possibility of tapering bond purchases towards the end of the year. The news sparked a widespread stock selloff, but some share prices recovered after several Fed officials suggested that tapering of the asset purchase program known as QE might not come as soon as many feared. Toward the end of the summer, investor concerns surfaced over the possibility of an announcement of Fed tapering at the central bank’s September meeting. Consequently, markets reacted positively to the announcement that Fed tapering was not imminent – and the assurance from Bernanke that the Fed would not cut the asset purchasing program until the central bank had enough evidence to support the sustainability of economic growth.

U.S. equities ended the year strongly, partly due to positive market reactions to monetary and fiscal policy activity in Washington. Congress reached a long-term budget agreement in December, further reducing fiscal uncertainty. President Obama nominated Janet Yellen as the next Fed Chairperson, and her testimony before Congress assured markets that Fed policy would remain appropriately accommodative. (Ms. Yellen received Senate confirmation as we prepared this report.) As the year wound down, markets initially reacted positively to the Fed announcement that tapering would ultimately begin in January 2014, as investors viewed the move favorably – and perceived it as the Fed signaling confidence in the strength and sustainability of the economic recovery.

*	The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MassMutual. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Although it is impossible to predict the direction the global equity markets will take throughout 2014 after their positive performance in 2013, numerous forces will continue to influence the returns of equities worldwide moving forward – such as central bank policies, inflation, housing, unemployment, and geopolitical events, to name just a few. We believe, however, the Fund continues to be well positioned to pursue returns that are consistent with those of the MSCI EAFE Index.

MM MSCI EAFE International Index Fund Largest Holdings (% of Net Assets) on 12/31/13

Nestle SA	1.7%
HSBC Holdings PLC	1.5%
Roche Holding AG	1.5%
Vodafone Group PLC	1.4%
Novartis AG	1.4%
Toyota Motor Corp.	1.2%
BP PLC	1.1%
Royal Dutch Shell PLC Class A	1.0%
Total SA	1.0%
GlaxoSmithKline PLC	1.0%

12.8%

MM MSCI EAFE International Index Fund Sector Table (% of Net Assets) on 12/31/13

Financial	24.8%
Consumer, Non-cyclical	21.4%
Industrial	12.8%
Consumer, Cyclical	11.7%
Communications	7.9%
Energy	6.5%
Basic Materials	6.1%
Mutual Funds	4.3%
Utilities	3.5%
Technology	2.3%
Diversified	1.1%

Total Long-Term Investments	102.4%
Short-Term Investments and Other Assets and Liabilities	(2.4)%

Net Assets	100.0%

MM MSCI EAFE International Index Fund Country Weightings (% of Net Assets) on 12/31/13

United Kingdom	21.3%
Japan	20.5%
France	9.2%
Germany	9.2%
Switzerland	8.8%
Australia	7.3%
United States	4.3%
Spain	3.3%
Netherlands	3.2%
Sweden	3.1%
Hong Kong	2.4%
Italy	2.0%
Singapore	1.4%
Belgium	1.2%
Denmark	1.2%
Finland	0.9%
Norway	0.6%
Israel	0.4%
Luxembourg	0.4%
Bermuda	0.3%
Ireland	0.3%
Channel Islands	0.3%
Austria	0.3%
Cayman Islands	0.2%
Portugal	0.2%
New Zealand	0.1%
Mauritius	0.0%

Total Long-Term Investments	102.4%
Short-Term Investments and Other Assets and Liabilities	(2.4)%

Net Assets	100.0%

MM MSCI EAFE® International Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MM MSCI EAFE International Index Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class I, Class Z, and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 7/25/12 - 12/31/13
Class S	21.71%	29.69%
Class A	21.32%	29.24%
Class A (sales load deducted)*	14.34%	24.03%
Class Y	21.60%	29.56%
Class L	21.44%	29.37%
Class I	21.95%	29.91%
Class Z	22.08%	30.04%
MSCI EAFE Index	22.78%	30.13%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select Overseas Fund, and who are the Fund’s subadvisers?

The Fund seeks growth of capital over the long-term by investing in foreign equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest in equity securities of issuers in emerging markets. The Fund’s subadvisers are Massachusetts Financial Services Company (MFS), which was responsible for approximately 50% of the Fund’s portfolio; Harris Associates L.P. (Harris), which oversaw approximately 27% of the Fund’s portfolio; and J.P. Morgan Investment Management Inc. (J.P. Morgan), which managed approximately 23% of the Fund’s portfolio as of December 31, 2013.

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 22.39%, lagging the 22.78% return of the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

In the MFS component of the Fund, stock selection in the financial services and technology sectors detracted from relative performance, while health care holdings strengthened returns. In financial services, Fund component holdings banking group Standard Chartered (U.K.) and banking and treasury management firm ICIC Bank (India) – a stock not included in the benchmark – held back relative returns, as both stocks underperformed the benchmark in 2013. In technology, the poor performance of Fund component holding South Korean microchip and electronics manufacturer Samsung Electronics – another stock not included in the benchmark – worked against returns. In health care, investments in strong-performing German health care products maker Bayer and out-of-benchmark stock Canadian pharmaceutical company Valeant Pharmaceuticals International benefited relative results. Elsewhere, holdings of advertising and marketing firm WPP Group (U.K.), financial services firm ING Groep (Netherlands), Japanese automobile parts manufacturer Denso, Australia mining giant BHP Billiton, and U.S.-based automotive components manufacturer Delphi Automotive (not a benchmark constituent) were among the Fund component’s top relative contributors.

Despite strong performance overall in the Harris component of the Fund, holdings in the consumer staples and technology sectors detracted from relative performance, but the largest driver of negative performance, relative to the benchmark, was the Fund component’s lack of exposure to telecommunications stocks, which rose for the year. From a geographical perspective, Fund component holdings in Spain and Australia detracted significantly from relative performance, while investments in the U.K., Germany, and Italy were positive contributors, with U.K. financial firm Lloyds Banking Group, Germany-based consumer discretionary company Continental, and Italian financial firm Intesa Sanpaolo proving to be notable standouts. The best relative results came from Fund component holdings in the financials sector, where Japan-based Daiwa Securities Group, Ireland’s Bank of Ireland, and U.K.-headquartered Lloyds Banking Group advanced for the year. With regard to the Fund component’s use of derivatives, at year-end, the Fund component held hedges on the Australian dollar, Swedish krona, and Swiss franc. The Fund also held Japanese yen hedges. During 2013, derivatives were positive contributors to the Fund component’s performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives are generally used for hedging, speculation, or both.

In the J.P. Morgan Fund component, stock selection in technology-hardware and energy stocks worked against performance during the year. From a regional perspective, Fund component exposure to emerging markets was the largest detractor from its full-year performance, and, to a lesser extent, stock selection in Canada also hurt relative returns. With respect to notable individual holdings, Nitto Denko, the Japanese maker of specialty materials, was a major detractor. The company, a world leader in the manufacture of specialty films used in LCDs and touch screens, cut its profit forecast twice, citing fiercer competition from new entrants and weaker-than-expected demand for computer tablets. Fund component holding Tullow Oil, the U.K.-based oil and gas exploration and production company, underperformed on disappointing results from exploration projects in 2013 and held back relative returns. The main contributors to the Fund’s full-year performance included stock selection in basic industries and insurance and property, where the Fund’s underweight allocation, relative to the benchmark, also helped. The Fund’s regional

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

stock selection, particularly in Continental Europe, and an underweight allocation to the Pacific Rim made the biggest contributions to returns. Fund component holding Bayer, the German drug and chemical company, was a standout, with new drugs contributing significantly to the company’s earnings growth, which was greater than expected.

Subadviser outlook

After slow but improving economic growth, subdued inflation and robust equity performance in 2013, MFS believes the financial markets may have already factored in optimism about another good year in 2014. Other scenarios, however, could challenge this outlook – including weaker macro-economic conditions, deeper debt burdens, or greater inflationary pressures. We believe emerging markets should be considered not as one block, but individually, with each having its own reaction to tapering of bond purchases by the Federal Reserve and the political uncertainty likely to be created by upcoming elections in India, Thailand, and Indonesia, among other events.

Harris notes that even though global equities delivered strong performance in 2013, there may be additional value in global equity markets in 2014. Although stocks are not selling at the incredible bargains they were in early 2009 or 2012, with global economic growth appearing to be poised to accelerate and stock valuations that are still attractive, we believe there are reasons to be confident that global equities may continue to be an attractive asset class.

Entering 2014, the global economic outlook appears fairly benign to J.P. Morgan, with data suggesting the potential for continued recovery for the majority of the developed world. Our belief, however, is that a number of stumbling blocks could come into play in 2014. The U.S. is once again bumping up against its debt ceiling. In Japan, export-oriented corporations are currently reaping the benefits of a weaker yen, and we believe signs of inflation have crept back into the economy. In Europe, the European Central Bank plans to launch another round of stress tests for the banks, while China faces the challenge of rebalancing its economy. Depending on how these events play out in 2014, we believe that bouts of volatility could occur.

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select Overseas Fund Largest Holdings (% of Net Assets) on 12/31/13

Bayer AG	2.8%
HSBC Holdings PLC	2.3%
Nestle SA	2.1%
Honda Motor Co. Ltd.	2.0%
Diageo PLC	1.6%
ING Groep NV	1.5%
Danone SA	1.5%
BNP Paribas	1.5%
Pernod-Ricard SA	1.5%
LVMH Moet Hennessy Louis Vuitton SA	1.5%

18.3%

MassMutual Select Overseas Fund Sector Table (% of Net Assets) on 12/31/13

Financial	24.8%
Consumer, Non-cyclical	21.9%
Consumer, Cyclical	14.6%
Industrial	13.9%
Basic Materials	6.1%
Technology	6.0%
Communications	4.8%
Mutual Funds	4.6%
Energy	3.9%
Diversified	2.0%
Utilities	1.2%

Total Long-Term Investments	103.8%
Short-Term Investments and Other Assets and Liabilities	(3.8)%

Net Assets	100.0%

MassMutual Select Overseas Fund Country Weightings (% of Net Assets) on 12/31/13

United Kingdom	20.1%
Japan	14.5%
France	13.1%
Germany	12.1%
Switzerland	11.4%
Netherlands	7.0%
United States	5.4%
Sweden	2.4%
Canada	2.4%
Italy	2.0%
Australia	1.9%
Hong Kong	1.6%
Spain	1.4%
Taiwan	1.1%
Republic of Korea	1.0%
India	0.9%
Singapore	0.9%
Brazil	0.8%
Bermuda	0.8%
Israel	0.6%
Ireland	0.6%
China	0.4%
Belgium	0.3%
Finland	0.3%
Denmark	0.3%
Norway	0.2%
Russia	0.2%
Czech Republic	0.1%

Total Long-Term Investments	103.8%
Short-Term Investments and Other Assets and Liabilities	(3.8)%

Net Assets	100.0%

MassMutual Select Overseas Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select Overseas Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	22.39%	15.47%	8.18%
Class A	21.86%	15.06%	7.78%
Class A (sales load deducted)*	14.86%	13.71%	7.14%
Class Y	22.27%	15.42%	8.11%
Class L	22.02%	15.35%	8.03%
Class N	21.53%	14.71%	7.45%
Class N (CDSC fees deducted)*	20.53%	14.71%	7.45%
MSCI EAFE Index	22.78%	12.44%	6.91%

Hypothetical Investments in MassMutual Select Overseas Fund Class Z and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 11/15/10 - 12/31/13
Class Z	22.65%	10.15%
MSCI EAFE Index	22.78%	8.44%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments

December 31, 2013

	Principal Amount	Value
BONDS & NOTES — 124.9%

CORPORATE DEBT — 28.6%
Banks — 7.8%
Abbey National Treasury Services PLC FRN 1.818% 4/25/14	$2,100,000	$2,109,230
Australia & New Zealand Banking Group Ltd. (a) 2.125% 1/10/14	2,400,000	2,400,689
Banco Santander Brasil SA (a) 4.250% 1/14/16	1,400,000	1,443,750
Banco Santander Brazil SA FRN (Acquired 3/17/11, Cost $1,200,000) (a) (b) 2.343% 3/18/14	1,200,000	1,200,086
Banco Santander Chile FRN (Acquired 1/11/11, Cost $1,000,000) (a) (b) 1.842% 1/19/16	1,000,000	993,000
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (a) 4.125% 11/09/22	7,800,000	7,351,500
Bank of India (c) (m) 6.250% 2/16/21	3,700,000	3,790,114
Bank of Nova Scotia (a) 1.950% 1/30/17	1,000,000	1,025,400
BBVA Bancomer SA (a) 4.500% 3/10/16	500,000	530,000
BBVA Bancomer SA (a) 6.500% 3/10/21	2,400,000	2,532,000
BBVA US Senior SA FRN 2.364% 5/16/14	6,000,000	6,037,776
BNP Paribas SA FRN 1.144% 1/10/14	3,700,000	3,700,614
Credit Suisse New York 2.200% 1/14/14	800,000	800,502
Dexia Credit Local SA (a) 2.750% 4/29/14	42,345,000	42,663,858
HSBC Bank PLC (a) 2.000% 1/19/14	800,000	800,594
ICICI Bank Ltd. (a) 4.750% 11/25/16	6,400,000	6,671,271
ICICI Bank Ltd. (c) 5.500% 3/25/15	2,200,000	2,278,575
Intesa Sanpaolo SpA FRN (a) 2.638% 2/24/14	1,800,000	1,805,262
JP Morgan Chase Bank NA 6.000% 10/01/17	11,700,000	13,386,192
Korea Development Bank 3.500% 8/22/17	900,000	938,213

	Principal Amount	Value
Korea Development Bank 8.000% 1/23/14	$1,000,000	$1,004,107
LBG Capital No.2 PLC GBP (d) 9.125% 7/15/20	3,000,000	5,365,278
National Australia Bank Ltd. FRN (a) 0.966% 4/11/14	6,800,000	6,812,641
Nordea Bank AB (a) 2.125% 1/14/14	400,000	400,220
Sberbank of Russia Via SB Capital SA (a) 4.950% 2/07/17	3,300,000	3,498,000
Sumitomo Mitsui Banking Corp. (Acquired 1/14/11, Cost $998,810) (a) (b) 1.950% 1/14/14	1,000,000	1,000,400
UBS AG FRN 1.238% 1/28/14	1,569,000	1,570,368

		122,109,640

Building Materials — 0.0%
Corporacion GEO SAB de CV (a) (e) 9.250% 6/30/20	3,000,000	420,000

Chemicals — 0.5%
Braskem Finance Ltd. (a) 5.750% 4/15/21	2,000,000	1,960,000
Braskem Finance Ltd. (a) 7.000% 5/07/20	5,100,000	5,439,150

		7,399,150

Diversified Financial — 13.5%
Ally Financial, Inc. FRN 3.645% 6/20/14	21,600,000	21,867,192
Ally Financial, Inc. 4.500% 2/11/14	5,700,000	5,721,375
BM&F Bovespa SA (a) 5.500% 7/16/20	3,300,000	3,456,750
Citigroup, Inc. FRN 1.694% 1/13/14	2,200,000	2,200,807
Citigroup, Inc. 5.000% 9/15/14	11,700,000	12,033,275
Credit Agricole Home Loan FRN (a) 0.992% 7/21/14	5,400,000	5,416,292
Federal Home Loan Mortgage Corp. 0.875% 3/07/18	100,000	97,420
Federal Home Loan Mortgage Corp. 1.000% 3/08/17	800,000	801,362
Federal Home Loan Mortgage Corp. 1.000% 6/29/17	16,500,000	16,431,424
Federal Home Loan Mortgage Corp. 1.000% 7/28/17	15,600,000	15,513,370
Federal Home Loan Mortgage Corp. 1.000% 9/29/17	25,100,000	24,863,144
Federal Home Loan Mortgage Corp. 1.250% 8/01/19	13,200,000	12,579,712

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 1.250% 10/02/19	$20,300,000	$19,245,025
Federal Home Loan Mortgage Corp. 2.375% 1/13/22	100,000	95,324
Federal Home Loan Mortgage Corp. 3.750% 3/27/19	4,800,000	5,233,713
Federal Home Loan Mortgage Corp. 5.500% 8/23/17	3,500,000	4,033,200
Federal National Mortgage Association 0.875% 8/28/17	10,600,000	10,471,613
Federal National Mortgage Association 0.875% 12/20/17	1,400,000	1,372,925
Federal National Mortgage Association 0.875% 2/08/18	700,000	683,679
Federal National Mortgage Association 0.875% 5/21/18	100,000	96,947
Federal National Mortgage Association 1.125% 4/27/17	1,200,000	1,203,783
Federal National Mortgage Association (f) 1.250% 1/30/17	11,200,000	11,317,852
Federal National Mortgage Association 1.875% 9/18/18	300,000	301,598
Federal National Mortgage Association 5.000% 2/13/17	4,700,000	5,288,297
Federal National Mortgage Association 5.000% 5/11/17	4,800,000	5,423,972
Federal National Mortgage Association 5.375% 6/12/17	8,100,000	9,265,814
Ford Motor Credit Co. LLC 8.700% 10/01/14	300,000	317,587
Macquarie Bank Ltd. (a) 6.625% 4/07/21	2,100,000	2,322,472
SLM Corp. 6.250% 1/25/16	100,000	108,000
SLM Corp. 8.450% 6/15/18	10,000,000	11,650,000
TNK-BP Finance SA (c) 7.250% 2/02/20	1,900,000	2,144,625

		211,558,549

Electric — 0.4%
Majapahit Holding BV (a) 7.750% 1/20/20	5,300,000	5,816,750

	Principal Amount	Value
Holding Company – Diversified — 0.1%
Noble Group Ltd. (c) 6.625% 8/05/20	$1,000,000	$1,026,250

Insurance — 1.7%
American International Group, Inc. 5.050% 10/01/15	12,500,000	13,388,050
Cincinnati Financial Corp. 6.920% 5/15/28	10,927,000	12,804,641

		26,192,691

Iron & Steel — 0.6%
CSN Islands XI Corp. (a) 6.875% 9/21/19	1,900,000	1,971,250
Gerdau Holdings, Inc. (c) 7.000% 1/20/20	7,000,000	7,630,000
GTL Trade Finance, Inc. (a) 7.250% 10/20/17	400,000	447,500

		10,048,750

Oil & Gas — 0.5%
Petrobras International Finance Co. 7.875% 3/15/19	2,300,000	2,605,306
Ras Laffan LNG 3 (c) 5.500% 9/30/14	1,800,000	1,858,500
Reliance Holdings USA, Inc. (a) 4.500% 10/19/20	4,300,000	4,248,783

		8,712,589

Retail — 0.0%
CVS Pass-Through Trust 6.943% 1/10/30	85,905	98,456

Savings & Loans — 2.7%
LBG Capital No.1 PLC GBP (c) (d) 7.588% 5/12/20	5,415,000	9,487,053
LBG Capital No.1 PLC GBP (d) 7.867% 12/17/19	7,567,000	13,282,608
LBG Capital No.1 PLC GBP (c) (d) 7.869% 8/25/20	2,906,000	5,108,140
SSIF Nevada LP FRN (a) 0.944% 4/14/14	12,500,000	12,521,500
Vnesheconombank Via VEB Finance PLC (a) 5.375% 2/13/17	1,600,000	1,706,080

		42,105,381

Telecommunications — 0.2%
Verizon Communications, Inc. FRN 1.993% 9/14/18	700,000	736,049
Verizon Communications, Inc. 2.500% 9/15/16	900,000	930,632
Verizon Communications, Inc. 3.650% 9/14/18	2,300,000	2,434,697

		4,101,378

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transportation — 0.6%
Asciano Finance (a) 5.000% 4/07/18	$1,700,000	$1,802,384
DP World Sukuk Ltd. (a) 6.250% 7/02/17	7,000,000	7,700,000

		9,502,384

TOTAL CORPORATE DEBT (Cost $437,409,453)		449,091,968

MUNICIPAL OBLIGATIONS — 3.4%
Bay Area Toll Authority BAB 6.918% 4/01/40	6,300,000	7,539,903
Denver Public Schools BAB 6.220% 12/15/26	4,300,000	4,669,155
Irvine Ranch Water District BAB 6.622% 5/01/40	6,700,000	7,931,661
Metropolitan Government of Nashville & Davidson County Convention Center Authority BAB 6.731% 7/01/43	100,000	110,139
New York City Municipal Water Finance Authority BAB 6.124% 6/15/42	10,000,000	10,648,200
New York Liberty Development Corp. 5.000% 12/15/41	200,000	202,876
New York State Dormitory Authority 5.051% 9/15/27	600,000	613,260
New York State Thruway Authority 5.000% 3/15/30	10,100,000	10,859,419
San Diego County Regional Airport Authority BAB 6.628% 7/01/40	5,000,000	5,375,700
State of California BAB 7.950% 3/01/36	700,000	809,214
State of California BAB 5.700% 11/01/21	3,500,000	3,925,285

		52,684,812

TOTAL MUNICIPAL OBLIGATIONS (Cost $50,088,220)		52,684,812

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.3%
Commercial MBS — 5.3%
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA VRN (a) 5.680% 2/24/51	6,500,000	7,304,635
BCRR Trust, Series 2009-1, Class 2A2 VRN (a) 5.858% 7/17/40	31,036,000	33,595,167

	Principal Amount	Value
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3 VRN 6.032% 2/15/41	$2,800,000	$3,155,296
European Loan Conduit, Series 25A, Class A FRN EUR (a) (d) 0.368% 5/15/19	2,803,512	3,748,963
European Loan Conduit, Series 25X, Class A FRN EUR (c) (d) 0.368% 5/15/19	65,965	88,252
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	2,500,000	2,790,126
Morgan Stanley Reremic Trust, Series 2010-GG10, Class A4A VRN (a) 5.804% 8/15/45	25,000,000	27,314,475
Titan Europe PLC, Series 2007-3X, Class A1 FRN GBP (c) (d) 0.797% 10/23/16	2,630,759	4,240,960

		82,237,874

Home Equity ABS — 1.2%
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A3 FRN 0.315% 5/25/36	2,841,569	2,616,784
Countrywide Asset-Backed Certificates, Series 2004-5, Class M1 FRN 1.020% 8/25/34	2,800,000	2,562,662
Countrywide Asset-Backed Certificates, Series 2005-14, Class 3A3 FRN 0.515% 4/25/36	1,000,000	950,583
First Franklin Mortgage Loan Trust, Series 2005-FF9, Class A4 FRN 0.525% 10/25/35	2,700,000	2,406,632
Home Equity Asset Trust, Series 2003-4, Class M1 FRN 1.365% 10/25/33	6,716,590	6,498,489
IXIS Real Estate Capital Trust, Series 2005-HE2, Class M4 FRN 1.095% 9/25/35	2,700,000	2,391,934
Lehman XS Trust, Series 2005-4, Class 1A3 FRN 0.565% 10/25/35	1,642,630	1,599,462

		19,026,546

Other ABS — 0.6%
Hillmark Funding, Series 2006-1A, Class A1 FRN (a) 0.489% 5/21/21	3,800,000	3,704,134

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Penta CLO 1 SA, Series 2007-1X, Class A1 FRN EUR (c) (d) 0.551% 6/04/24	$968,307	$1,287,858
RAAC Series 2007-SP1 Trust, Series 2007-SP1, Class M1 FRN 0.735% 3/25/37	4,600,000	4,082,854

		9,074,846

Student Loans ABS — 0.7%
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.267% 8/15/23	11,307,034	11,349,015

WL Collateral CMO — 2.5%
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A2B FRN EUR (a) (d) 1.617% 5/16/47	1,429,845	1,994,280
Chase Mortgage Finance Corp., Series 2006-A1, Class 4A1 FRN 5.640% 9/25/36	256,932	237,350
Granite Master Issuer PLC, Series 2005-2, Class A6 FRN 0.427% 12/20/54	1,378,551	1,363,619
Granite Master Issuer PLC, Series 2006-4, Class A7 FRN EUR (c) (d) 0.465% 12/20/54	1,674,782	2,284,412
Granite Master Issuer PLC, Series 2006-3, Class A5 FRN EUR (d) 0.465% 12/20/54	3,279,995	4,473,933
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 FRN 2.671% 9/25/35	3,935,398	3,980,973
Holmes Master Issuer PLC, Series 2011-1A, Class A3 FRN EUR (a) (d) 1.577% 10/15/54	568,505	785,711
Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A3 FRN 4.909% 7/25/36	9,031,605	8,187,589
JP Morgan Alternative Loan Trust, Series 2005-A2, Class 1A1 FRN 0.425% 1/25/36	3,544,129	3,306,883
JP Morgan Mortgage Trust, Series 2005-A5, Class 1A2 FRN 2.867% 8/25/35	3,160,747	3,115,430
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1APT FRN 0.445% 12/25/35	2,954,551	2,613,828
RALI Trust, Series 2006-QA7, Class 2A1 FRN 0.350% 8/25/36	2,008,409	1,512,323

	Principal Amount	Value
TBW Mortgage-Backed Trust, Series 2006-4, Class A3 FRN 0.365% 9/25/36	$140,583	$123,350
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class IIA1 FRN 2.645% 2/25/34	1,845,104	1,857,743
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 1A1 5.000% 3/25/36	3,642,025	3,671,951

		39,509,375

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $145,684,644)		161,197,656

SOVEREIGN DEBT OBLIGATIONS — 5.1%
Autonomous Community of Valencia Spain EUR (d) 4.375% 7/16/15	300,000	420,838
Banco Nacional de Desenvolvimento Economico e Social (a) 3.375% 9/26/16	500,000	505,000
Italy Buoni Poliennali del Tesoro EUR (d) 2.500% 3/01/15	3,500,000	4,898,150
Italy Buoni Poliennali del Tesoro EUR (d) 3.000% 11/01/15	3,600,000	5,110,384
Italy Buoni Poliennali del Tesoro EUR (d) 3.750% 8/01/15	200,000	285,925
Italy Buoni Poliennali Del Tesoro EUR (d) 3.750% 4/15/16	3,100,000	4,481,740
Italy Buoni Poliennali del Tesoro EUR (d) 4.500% 7/15/15	5,700,000	8,231,185
Italy Buoni Poliennali del Tesoro EUR (d) 6.000% 11/15/14	200,000	287,136
Italy Certificati di Credito del Tesoro EUR (d) 0.000% 12/31/14	700,000	954,311
Italy Certificati di Credito del Tesoro EUR (d) 0.000% 6/30/15	3,000,000	4,056,062
Korea Housing Finance Corp. (a) 4.125% 12/15/15	400,000	420,625
Province of Ontario Canada 1.000% 7/22/16	100,000	100,341

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Province of Ontario Canada 1.600% 9/21/16	$2,100,000	$2,140,259
Province of Ontario Canada 1.650% 9/27/19	1,800,000	1,727,640
Province of Ontario Canada 3.000% 7/16/18	400,000	419,600
Province of Ontario Canada CAD (d) 3.150% 6/02/22	1,000,000	925,987
Province of Ontario Canada CAD (d) 4.000% 6/02/21	9,800,000	9,772,876
Province of Ontario Canada CAD (d) 4.200% 6/02/20	3,100,000	3,153,114
Province of Ontario Canada CAD (d) 4.400% 6/02/19	1,300,000	1,337,547
Province of Ontario Canada 4.400% 4/14/20	1,000,000	1,097,200
Province of Ontario Canada CAD (d) 5.500% 6/02/18	300,000	320,478
Province of Quebec Canada 3.500% 7/29/20	1,400,000	1,453,340
Province of Quebec Canada CAD (d) 3.500% 12/01/22	3,800,000	3,573,163
Province of Quebec Canada CAD (d) 4.250% 12/01/21	7,600,000	7,638,134
Spain Government Bond EUR (d) 3.150% 1/31/16	1,700,000	2,411,291
Spain Government Bond EUR (d) 3.750% 10/31/15	2,500,000	3,582,356
Spain Government Bond EUR (d) 4.000% 7/30/15	200,000	285,438
Spain Government Bond EUR (d) 4.750% 7/30/14	7,900,000	11,101,796

		80,691,916

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $82,222,265)		80,691,916

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 46.2%
Pass-Through Securities — 46.2%
Federal Home Loan Mortgage Corp. Pool #C03701 4.500% 9/01/41	851,161	901,366
Federal Home Loan Mortgage Corp. TBA Pool #6222 4.500% 6/01/39 (g)	1,000,000	1,058,750
Federal National Mortgage Association Pool #AM0359 2.310% 8/01/22	2,200,000	2,014,298
Pool #470529 2.475% 4/01/19	2,800,000	2,840,078

	Principal Amount	Value
Pool #AM0414 2.870% 9/01/27	$1,500,000	$1,304,530
Pool #AB1826 3.000% 11/01/20	1,722,674	1,791,177
Pool #MA0605 3.000% 12/01/20	2,036,153	2,117,122
Pool #MA0658 3.000% 2/01/21	114,047	118,583
Pool #AL0579 3.000% 8/01/21	433,347	450,444
Pool #MA0865 3.000% 10/01/21	67,355	70,013
Pool #AK0282 3.000% 12/01/21	349,468	363,256
Pool #MA0921 3.000% 12/01/21	804,346	836,080
Pool #AB4551 3.000% 3/01/22	750,496	780,106
Pool #MA1014 3.000% 3/01/22	540,813	562,149
Pool #MA1030 3.000% 4/01/22	505,477	525,419
Pool #AB5079 3.000% 5/01/22	1,659,367	1,723,279
Pool #AB1768 3.000% 11/01/25	17,965	18,343
Pool #AO3400 3.000% 5/01/27	3,688,662	3,766,758
Pool #AB6842 3.000% 11/01/27	514,357	525,247
Pool #AS0501 3.000% 9/01/28	3,847,434	3,928,891
Pool #AV0081 3.000% 9/01/28	189,898	193,918
Pool #AV1084 3.000% 9/01/28	1,865,410	1,904,904
Pool #AT6170 3.000% 10/01/28	376,812	384,790
Pool #AU0819 3.000% 10/01/28	1,879,417	1,919,208
Pool #AU3500 3.000% 10/01/28	70,692	72,189
Pool #AU6182 3.000% 10/01/28	2,398,027	2,448,798
Pool #AU5689 3.000% 10/01/28	508,630	519,398
Pool #AU6961 3.000% 10/01/28	586,171	598,582
Pool #AU7545 3.000% 10/01/28	55,191	56,411
Pool #AU7896 3.000% 10/01/28	208,653	213,070

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AU7900 3.000% 10/01/28	$237,569	$242,599
Pool #AU8679 3.000% 10/01/28	101,294	103,439
Pool #AV0824 3.000% 10/01/28	1,318,498	1,346,413
Pool #AV1494 3.000% 10/01/28	880,694	899,340
Pool #AV1495 3.000% 10/01/28	321,129	327,928
Pool #AK8347 3.000% 11/01/28	511,292	522,117
Pool #AD5102 3.500% 12/01/25	130,895	137,112
Pool #AE2913 3.500% 12/01/25	117,686	123,276
Pool #AH0397 3.500% 12/01/25	921,623	965,400
Pool #AE7095 3.500% 12/01/25	906,123	949,164
Pool #AH1884 3.500% 1/01/26	217,235	227,554
Pool #MA0617 3.500% 1/01/26	156,230	163,651
Pool #310096 3.500% 8/01/26	109,198	114,385
Pool #MA1204 3.500% 10/01/42	2,873,668	2,860,198
Pool #AV2600 3.500% 11/01/43	416,762	414,808
Pool #930587 4.000% 2/01/24	57,059	60,454
Pool #992772 4.000% 3/01/24	70,770	74,980
Pool #AA2191 4.000% 3/01/24	4,542	4,812
Pool #AA2380 4.000% 3/01/24	26,149	27,705
Pool #AA3048 4.000% 3/01/24	52,907	56,054
Pool #AA4527 4.000% 3/01/24	59,953	63,520
Pool #AA5023 4.000% 3/01/24	69,245	73,364
Pool #994720 4.000% 4/01/24	57,065	60,460
Pool #AA3174 4.000% 4/01/24	862,926	914,263
Pool #AA4004 4.000% 4/01/24	20,467	21,685
Pool #AA4340 4.000% 4/01/24	3,449,591	3,654,815

	Principal Amount	Value
Pool #AA5292 4.000% 4/01/24	$58,059	$61,513
Pool #AA4617 4.000% 4/01/24	23,216	24,597
Pool #AA5022 4.000% 4/01/24	3,591	3,804
Pool #AA5105 4.000% 4/01/24	2,589	2,743
Pool #AA5196 4.000% 4/01/24	828,009	877,269
Pool #930848 4.000% 4/01/24	3,793,312	4,018,985
Pool #934835 4.000% 4/01/24	14,979	15,870
Pool #935207 4.000% 4/01/24	48,116	50,978
Pool #AA5712 4.000% 4/01/24	25,090	26,583
Pool #AA5465 4.000% 5/01/24	52,863	56,008
Pool #AA6326 4.000% 5/01/24	19,795	20,973
Pool #993382 4.000% 6/01/24	1,529,644	1,620,646
Pool #AC4097 4.000% 8/01/24	61,804	65,500
Pool #AD3975 4.000% 6/01/25	86,722	91,909
Pool #AD9130 4.000% 8/01/25	90,898	96,320
Pool #AI2022 4.000% 4/01/26	366,173	388,015
Pool #AE4338 4.000% 9/01/30	103,115	108,577
Pool #MA0534 4.000% 10/01/30	325,851	343,111
Pool #AC0903 4.000% 8/01/39	69,095	71,265
Pool #932541 4.000% 2/01/40	30,657	31,620
Pool #AE6120 4.000% 10/01/40	366,440	377,948
Pool #AH0248 4.000% 11/01/40	756,792	780,560
Pool #AE4995 4.000% 11/01/40	335,666	346,208
Pool #AE9544 4.000% 11/01/40	56,303	58,071
Pool #AH2730 4.000% 12/01/40	647,195	667,521
Pool #AB2086 4.000% 1/01/41	30,571	31,531

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AI0926 4.000% 4/01/41	$895,699	$923,829
Pool #AB3026 4.000% 5/01/41	352,838	363,919
Pool #AI5826 4.000% 9/01/41	16,732	17,257
Pool #AI9818 4.000% 9/01/41	35,381	36,492
Pool #AJ2665 4.000% 10/01/41	34,876	35,971
Pool #AJ4052 4.000% 10/01/41	252,333	260,258
Pool #AJ3496 4.000% 11/01/41	170,428	175,780
Pool #AJ3797 4.000% 11/01/41	10,698,724	11,034,731
Pool #AJ4679 4.000% 11/01/41	493,015	508,499
Pool #AB3940 4.000% 11/01/41	1,251,532	1,290,838
Pool #AI9441 4.000% 11/01/41	943,355	972,982
Pool #AJ5915 4.000% 11/01/41	131,223	135,344
Pool #AJ4460 4.000% 12/01/41	772,394	796,652
Pool #AJ5702 4.000% 12/01/41	237,324	244,778
Pool #AJ6511 4.000% 12/01/41	441,925	455,805
Pool #AK0425 4.000% 1/01/42	565,979	583,755
Pool #AB4528 4.000% 2/01/42	31,765	32,763
Pool #AK4443 4.000% 6/01/42	215,355	222,118
Pool #889907 4.500% 10/01/20	151,004	160,513
Pool #AA6704 4.500% 3/01/23	113,973	121,150
Pool #995282 4.500% 4/01/23	63,268	67,370
Pool #983629 4.500% 5/01/23	7,288	7,767
Pool #257277 4.500% 7/01/23	14,672	15,637
Pool #255217 4.500% 4/01/24	191,374	205,854
Pool #931412 4.500% 6/01/24	239,111	255,064

	Principal Amount	Value
Pool #AA7525 4.500% 6/01/24	$468,293	$499,537
Pool #932561 4.500% 2/01/25	170,883	182,444
Pool #AD3832 4.500% 4/01/25	992,203	1,059,331
Pool #AD7877 4.500% 6/01/25	379,905	405,608
Pool #AE0791 4.500% 12/01/25	220,641	235,569
Pool #930997 4.500% 4/01/29	5,606,520	6,000,947
Pool #MA0096 4.500% 6/01/29	144,988	155,188
Pool #AB1129 4.500% 6/01/30	119,538	128,171
Pool #AD6404 4.500% 6/01/30	36,855	39,517
Pool #812104 4.500% 2/01/35	62,048	65,929
Pool #815715 4.500% 4/01/35	48,729	51,762
Pool #829583 4.500% 7/01/35	2,915	3,096
Pool #832199 4.500% 7/01/35	109,008	115,791
Pool #745044 4.500% 8/01/35	48,646	51,673
Pool #835760 4.500% 9/01/35	1,376,826	1,462,070
Pool #AA1258 4.500% 10/01/35	953,947	1,013,308
Pool #745147 4.500% 12/01/35	161,523	171,523
Pool #AA4986 4.500% 3/01/39	381,849	406,445
Pool #AA7407 4.500% 6/01/39	330,206	350,650
Pool #AC0380 4.500% 7/01/39	318,981	338,332
Pool #931778 4.500% 8/01/39	21,277	22,594
Pool #AA9845 4.500% 8/01/39	13,666	14,495
Pool #AC2749 4.500% 8/01/39	19,690	20,909
Pool #AC2643 4.500% 10/01/39	24,860	26,368
Pool #AC2276 4.500% 1/01/40	29,089	30,854
Pool #AC8913 4.500% 1/01/40	32,211	34,165

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AC8568 4.500% 1/01/40	$149,525	$158,595
Pool #932389 4.500% 1/01/40	2,280,022	2,418,337
Pool #932391 4.500% 1/01/40	5,998,328	6,362,212
Pool #AD1593 4.500% 2/01/40	1,887,958	2,002,489
Pool #932473 4.500% 2/01/40	90,518	96,009
Pool #AD1656 4.500% 3/01/40	2,818,075	2,989,031
Pool #AD1654 4.500% 3/01/40	834,341	887,823
Pool #AD1079 4.500% 3/01/40	388,606	412,180
Pool #AD1540 4.500% 3/01/40	268,385	284,666
Pool #AD3808 4.500% 4/01/40	927,011	983,247
Pool #AD7730 4.500% 7/01/40	27,145,419	28,792,171
Pool #AD7793 4.500% 7/01/40	20,368	21,603
Pool #AB1226 4.500% 7/01/40	58,086	61,610
Pool #AD9143 4.500% 8/01/40	402,773	427,207
Pool #AE3621 4.500% 8/01/40	427,424	453,353
Pool #AE2100 4.500% 8/01/40	346,290	367,297
Pool #AB1389 4.500% 8/01/40	41,586	44,109
Pool #AD9137 4.500% 8/01/40	82,682	87,697
Pool #AE2830 4.500% 9/01/40	20,217	21,443
Pool #AE3151 4.500% 9/01/40	162,686	172,555
Pool #AB1475 4.500% 9/01/40	457,025	484,750
Pool #AE0395 4.500% 10/01/40	2,322,005	2,462,867
Pool #AE5471 4.500% 10/01/40	1,407,260	1,492,630
Pool #AE1611 4.500% 10/01/40	2,477,847	2,628,164
Pool #AE3204 4.500% 10/01/40	329,420	349,404
Pool #AE6437 4.500% 10/01/40	511,180	542,190

	Principal Amount	Value
Pool #AE8864 4.500% 11/01/40	$515,133	$546,383
Pool #AE6311 4.500% 11/01/40	215,389	228,455
Pool #AE7731 4.500% 11/01/40	599,746	636,129
Pool #890310 4.500% 12/01/40	14,213,354	15,075,594
Pool #AH2396 4.500% 1/01/41	65,059	69,006
Pool #AE0984 4.500% 2/01/41	27,176	28,825
Pool #AH4660 4.500% 2/01/41	21,358	22,653
Pool #AH4232 4.500% 3/01/41	561,574	595,641
Pool #AB2811 4.500% 4/01/41	390,747	414,451
Pool #AH9873 4.500% 4/01/41	856,016	907,945
Pool #AI1116 4.500% 4/01/41	517,695	549,101
Pool #AH4709 4.500% 4/01/41	110,788	117,509
Pool #AH9142 4.500% 4/01/41	116,306	123,362
Pool #AL0160 4.500% 5/01/41	1,950,543	2,068,871
Pool #AI0290 4.500% 5/01/41	150,095	159,201
Pool #AI1888 4.500% 5/01/41	15,832	16,793
Pool #AH7861 4.500% 5/01/41	197,432	209,409
Pool #AI0756 4.500% 6/01/41	590,903	626,750
Pool #AI2634 4.500% 6/01/41	21,072	22,350
Pool #MA0755 4.500% 6/01/41	1,620,255	1,718,546
Pool #AI1586 4.500% 6/01/41	450,932	478,287
Pool #AE4559 4.500% 6/01/41	43,205	45,826
Pool #AE5634 4.500% 6/01/41	14,490	15,369
Pool #AI5737 4.500% 6/01/41	60,213	63,866
Pool #AI7784 4.500% 7/01/41	19,997	21,210
Pool #AH3853 4.500% 7/01/41	439,633	466,303

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AI6553 4.500% 7/01/41	$129,470	$137,324
Pool #AI5094 4.500% 8/01/41	1,837,875	1,949,368
Pool #AL0658 4.500% 8/01/41	22,150	23,493
Pool #AI0814 4.500% 8/01/41	611,328	648,414
Pool #AI6643 4.500% 8/01/41	476,789	505,713
Pool #MA0843 4.500% 9/01/41	2,968,310	3,148,380
Pool #AJ1677 4.500% 9/01/41	18,464	19,584
Pool #MA0967 4.500% 12/01/41	23,726	25,172
Pool #AL2122 4.500% 1/01/42	1,876,116	1,989,929
Pool #AL4023 4.500% 1/01/42	28,134	29,841
Pool #AJ9736 4.500% 1/01/42	1,078,405	1,144,162
Pool #MA1066 4.500% 4/01/42	29,424	31,218
Pool #MA1111 4.500% 7/01/42	25,608	27,169
Pool #MA1159 4.500% 8/01/42	645,460	684,818
Pool #AV1590 4.500% 11/01/43	26,914	28,555
Pool #256713 5.000% 5/01/27	263,944	287,008
Pool #257101 5.000% 2/01/28	65,468	71,189
Pool #257163 5.000% 4/01/28	75,836	82,487
Pool #730728 5.000% 8/01/33	476,473	517,365
Pool #808338 5.000% 8/01/33	60,031	65,183
Pool #725231 5.000% 2/01/34	69,034	74,960
Pool #725205 5.000% 3/01/34	347,073	376,891
Pool #773682 5.000% 4/01/34	121,090	131,520
Pool #807167 5.000% 1/01/35	1,459,067	1,584,741
Pool #735288 5.000% 3/01/35	1,443,277	1,567,591
Pool #815971 5.000% 3/01/35	559,254	607,337

	Principal Amount	Value
Pool #828296 5.000% 4/01/35	$166,307	$180,606
Pool #824421 5.000% 5/01/35	76,918	83,532
Pool #833958 5.000% 7/01/35	89,929	97,661
Pool #828547 5.000% 8/01/35	40,662	44,152
Pool #826716 5.000% 8/01/35	1,541,781	1,674,338
Pool #833215 5.000% 9/01/35	2,383,150	2,587,673
Pool #888343 5.000% 11/01/35	21,730	23,598
Pool #745573 5.000% 5/01/36	751,025	815,478
Pool #889659 5.000% 12/01/36	39,475	42,869
Pool #AA0974 5.000% 2/01/37	25,550	27,742
Pool #310068 5.000% 7/01/37	648,635	704,402
Pool #889479 5.000% 7/01/37	581,761	631,778
Pool #AL0527 5.000% 2/01/38	40,705	44,205
Pool #991101 5.000% 12/01/38	40,224	43,864
Pool #AL2629 5.000% 6/01/39	38,192	41,475
Pool #995926 5.000% 6/01/39	1,257,918	1,365,873
Pool #AA9701 5.000% 7/01/39	82,566	89,652
Pool #AD7136 5.000% 7/01/40	200,834	218,070
Pool #AD9548 5.000% 7/01/40	2,687,607	2,918,258
Pool #AE5002 5.000% 11/01/40	77,385	84,401
Pool #AB2350 5.000% 2/01/41	205,850	223,516
Pool #AH8146 5.000% 4/01/41	133,576	146,042
Pool #AH8434 5.000% 4/01/41	373,734	405,808
Pool #AL0933 5.000% 10/01/41	268,070	291,076
Pool #AJ6307 5.000% 12/01/41	174,549	189,692
Pool #AQ1351 5.000% 11/01/42	296,809	324,229

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #256714 5.500% 5/01/27	$91,870	$100,866
Pool #257204 5.500% 5/01/28	56,473	62,003
Pool #257325 5.500% 8/01/28	233,983	256,897
Pool #AD0836 5.500% 11/01/28	282,290	309,934
Pool #257499 5.500% 12/01/28	1,464,951	1,608,413
Pool #257537 5.500% 1/01/29	69,557	76,368
Pool #AD0912 5.500% 4/01/29	951,003	1,044,134
Pool #730155 5.500% 8/01/33	180,851	199,210
Pool #736576 5.500% 10/01/33	2,990	3,295
Pool #555876 5.500% 10/01/33	5,254	5,787
Pool #755913 5.500% 11/01/33	4,473	4,931
Pool #737880 5.500% 12/01/33	2,327	2,564
Pool #782202 5.500% 12/01/33	422,401	465,230
Pool #725383 5.500% 1/01/34	372,637	410,556
Pool #255028 5.500% 1/01/34	14,879	16,394
Pool #725206 5.500% 2/01/34	184,555	203,331
Pool #773025 5.500% 3/01/34	59,659	65,725
Pool #780921 5.500% 6/01/34	190,391	209,631
Pool #735141 5.500% 1/01/35	192,936	212,433
Pool #735358 5.500% 2/01/35	105,313	115,889
Pool #799075 5.500% 3/01/35	384,063	422,875
Pool #827962 5.500% 4/01/35	10,185	11,203
Pool #835319 5.500% 11/01/35	738,116	812,245
Pool #190367 5.500% 1/01/36	364,132	400,361
Pool #845341 5.500% 1/01/36	4,460	4,904
Pool #850314 5.500% 1/01/36	21,474	23,611

	Principal Amount	Value
Pool #850439 5.500% 2/01/36	$20,595	$22,664
Pool #745418 5.500% 4/01/36	51,580	56,712
Pool #831483 5.500% 5/01/36	77,338	85,008
Pool #891588 5.500% 5/01/36	2,883	3,169
Pool #995112 5.500% 7/01/36	27,810	30,603
Pool #887653 5.500% 7/01/36	3,344	3,675
Pool #887673 5.500% 8/01/36	1,177	1,293
Pool #903778 5.500% 11/01/36	66,815	73,421
Pool #AD2612 5.500% 11/01/36	66,874	73,527
Pool #888572 5.500% 12/01/36	362,519	398,191
Pool #258903 5.500% 12/01/36	104,145	114,393
Pool #888538 5.500% 1/01/37	118,863	130,689
Pool #889584 5.500% 1/01/37	49,310	54,239
Pool #888129 5.500% 2/01/37	2,039,891	2,240,613
Pool #928197 5.500% 3/01/37	52,201	57,337
Pool #888816 5.500% 3/01/37	2,116,114	2,325,990
Pool #918527 5.500% 4/01/37	194,971	214,156
Pool #256673 5.500% 4/01/37	3,708,288	4,073,178
Pool #918298 5.500% 5/01/37	427,834	469,732
Pool #190379 5.500% 5/01/37	13,596,018	14,933,845
Pool #937906 5.500% 7/01/37	3,875	4,255
Pool #AD0490 5.500% 8/01/37	100,000	109,949
Pool #256843 5.500% 8/01/37	87,508	96,078
Pool #AE0188 5.500% 8/01/37	197,185	216,896
Pool #256895 5.500% 9/01/37	558,270	612,941
Pool #968512 5.500% 1/01/38	34,249	37,603

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #933120 5.500% 1/01/38	$2,167	$2,379
Pool #889517 5.500% 2/01/38	48,998	53,796
Pool #961589 5.500% 2/01/38	655,113	719,268
Pool #975186 5.500% 3/01/38	495,041	543,830
Pool #962073 5.500% 3/01/38	7,259,759	7,970,705
Pool #962371 5.500% 3/01/38	356,448	391,355
Pool #962641 5.500% 4/01/38	280,112	307,544
Pool #889468 5.500% 5/01/38	1,312,752	1,441,309
Pool #962915 5.500% 5/01/38	641,954	704,821
Pool #889533 5.500% 6/01/38	6,547,222	7,188,389
Pool #963597 5.500% 6/01/38	50,900	55,885
Pool #984277 5.500% 6/01/38	388,592	426,647
Pool #889996 5.500% 6/01/38	3,222,385	3,537,953
Pool #995018 5.500% 6/01/38	10,095,154	11,088,501
Pool #982514 5.500% 7/01/38	244,189	268,102
Pool #929737 5.500% 7/01/38	494,081	542,466
Pool #929826 5.500% 8/01/38	31,938	35,086
Pool #AD0963 5.500% 9/01/38	379,172	417,134
Pool #889982 5.500% 11/01/38	4,205,814	4,617,688
Pool #AB0535 5.500% 1/01/39	469,829	515,839
Pool #AA3642 5.500% 4/01/39	38,878	43,074
Pool #AC2754 5.500% 8/01/39	580,409	637,249
Pool #AD0242 5.500% 9/01/39	667,248	734,051
Pool #AC6150 5.500% 11/01/39	1,714,937	1,882,880
Pool #932511 5.500% 2/01/40	232,382	255,648
Pool #AD4567 5.500% 4/01/40	25,814	28,342

	Principal Amount	Value
Pool #AL0414 5.500% 9/01/40	$716,717	$786,905
Pool #357829 6.000% 6/01/35	700,392	775,684
Pool #896019 6.000% 8/01/36	14,742	16,327
Pool #994197 6.000% 12/01/38	24,122	26,715
Pool #AE0394 6.000% 1/01/39	19,874	22,010
Pool #AL0013 6.000% 4/01/40	1,344,191	1,488,692
Pool #AL0152 6.000% 6/01/40	632,009	699,950
Pool #AL3365 6.000% 5/01/41	4,807,554	5,324,366
Federal National Mortgage Association TBA Pool #1312 3.000% 4/01/27 (g)	104,000,000	106,096,245
Pool #1438 3.500% 4/01/26 (g)	96,000,000	100,402,502
Pool #9174 4.000% 6/01/41 (g)	41,000,000	42,249,221
Pool #3534 4.500% 10/01/39 (g)	113,100,000	119,567,906
Pool #29800 5.000% 3/01/37 (g)	57,000,000	61,942,972
Pool #26607 5.000% 3/01/37 (g)	1,000,000	1,083,203
Government National Mortgage Association Pool #670848 5.000% 1/15/38	15,702	17,063
Pool #676882 5.000% 3/15/38	666,875	724,236
Pool #782487 5.000% 12/15/38	887,461	967,125
Pool #701354 5.000% 2/15/39	457,361	496,701
Pool #716783 5.000% 4/15/39	3,104,039	3,371,035
Pool #782632 5.000% 4/15/39	75,145	81,984
Pool #721292 5.000% 6/15/40	16,089	17,550
Pool #743991 5.000% 11/15/40	88,719	97,441
Pool #760376 5.000% 9/15/41	72,232	78,852

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #760389 5.000% 10/15/41	$1,691,023	$1,836,477

		725,827,106

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $726,951,959)		725,827,106

U.S. TREASURY OBLIGATIONS — 31.3%
U.S. Treasury Bonds & Notes — 31.3%
U.S. Treasury Inflation Index (h) 0.125% 4/15/17	616,998	634,158
U.S. Treasury Inflation Index 0.125% 1/15/22	4,127,800	3,967,204
U.S. Treasury Inflation Index 0.125% 7/15/22	3,859,546	3,697,024
U.S. Treasury Inflation Index 0.375% 7/15/23	602,184	580,778
U.S. Treasury Inflation Index 0.625% 7/15/21	103,630	105,193
U.S. Treasury Inflation Index 1.125% 1/15/21	427,088	448,876
U.S. Treasury Inflation Index 1.250% 7/15/20	1,606,470	1,718,672
U.S. Treasury Inflation Index 1.750% 1/15/28	19,733,553	21,127,235
U.S. Treasury Inflation Index 2.000% 1/15/26	9,296,641	10,291,670
U.S. Treasury Inflation Index 2.375% 1/15/25	4,584,670	5,269,863
U.S. Treasury Inflation Index 2.375% 1/15/27	69,954,676	80,579,042
U.S. Treasury Inflation Index 2.500% 1/15/29	761,509	894,892
U.S. Treasury Note 0.250% 12/31/15	2,100,000	2,094,215
U.S. Treasury Note 0.375% 1/15/16	4,700,000	4,698,042
U.S. Treasury Note 0.500% 12/15/16	62,300,000	62,046,096
U.S. Treasury Note 0.500% 7/31/17	2,400,000	2,349,563
U.S. Treasury Note 0.625% 7/15/16	2,200,000	2,202,607
U.S. Treasury Note 0.625% 10/15/16	13,700,000	13,674,491
U.S. Treasury Note 0.625% 11/15/16	11,800,000	11,764,200
U.S. Treasury Note 0.625% 5/31/17	3,600,000	3,553,031
U.S. Treasury Note 0.625% 8/31/17	2,400,000	2,355,031

	Principal Amount	Value
U.S. Treasury Note 0.750% 2/28/18	$69,400,000	$67,571,928
U.S. Treasury Note (f) 0.750% 3/31/18	61,100,000	59,364,057
U.S. Treasury Note 0.875% 9/15/16	9,100,000	9,154,150
U.S. Treasury Note 0.875% 12/31/16	4,900,000	4,910,782
U.S. Treasury Note 0.875% 1/31/17	7,700,000	7,707,319
U.S. Treasury Note 0.875% 2/28/17	4,100,000	4,099,466
U.S. Treasury Note 0.875% 4/30/17	5,500,000	5,483,529
U.S. Treasury Note 1.000% 8/31/16	900,000	908,449
U.S. Treasury Note 1.000% 3/31/17	1,200,000	1,202,625
U.S. Treasury Note 1.250% 10/31/18	5,700,000	5,588,375
U.S. Treasury Note (i) 1.250% 11/30/18	36,200,000	35,424,621
U.S. Treasury Note 1.500% 7/31/16	1,900,000	1,943,368
U.S. Treasury Note 1.500% 8/31/18	1,900,000	1,890,253
U.S. Treasury Note 1.500% 12/31/18	50,200,000	49,625,702
U.S. Treasury Note 1.750% 5/31/16	600,000	617,375
U.S. Treasury Note 3.000% 2/28/17	500,000	532,806
U.S. Treasury Note 3.125% 1/31/17	200,000	213,813
U.S. Treasury Note 3.250% 3/31/17	1,300,000	1,397,178

		491,687,679

TOTAL U.S. TREASURY OBLIGATIONS (Cost $507,081,912)		491,687,679

TOTAL BONDS & NOTES (Cost $1,949,577,302)		1,961,181,137

TOTAL LONG-TERM INVESTMENTS (Cost $1,949,577,302)		1,961,181,137

SHORT-TERM INVESTMENTS — 3.5%
Discount Notes — 0.1%
Federal Home Loan Bank 0.020%, due 1/03/14	800,000	799,999

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal Home Loan Bank, 0.130%, due 1/08/14	$1,500,000	$1,499,962

		2,299,961

Repurchase Agreements — 1.1%
Royal Bank of Scotland PLC, dated 12/31/13, 0.080%, due 1/10/14 (j)	11,500,000	11,500,000
Royal Bank of Scotland PLC, dated 12/31/13, 0.090%, due 1/24/14 (k)	5,600,000	5,600,000
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (l)	981,360	981,360

		18,081,360

Sovereign Debt Obligations — 2.0%
Italy Buoni Ordinari del Tesoro EUR (d) 0.010% 8/14/14	4,600,000	6,285,914
Italy Buoni Ordinari del Tesoro EUR (d) 0.010% 9/12/14	13,700,000	18,705,256
Italy Buoni Ordinari del Tesoro EUR (d) 0.010% 10/14/14	1,500,000	2,049,729
Italy Buoni Ordinari del Tesoro EUR (d) 0.010% 11/14/14	1,200,000	1,640,516
Mexico Cetes MXN (d) 0.000% 1/23/14	2,600,000	198,722
Spain Letras del Tesoro EUR (d) 0.994% 6/20/14	1,000,000	1,369,379
Spain Letras del Tesoro EUR (d) 1.039% 7/18/14	900,000	1,231,207

		31,480,723

Time Deposits — 0.1%
Euro Time Deposit, 0.010%, due 1/02/14	2,259,660	2,259,660

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (f) (n) 0.010% 11/13/14	1,262,000	1,260,687
U.S. Treasury Bill (f) (n) 0.010% 12/11/14	1,342,000	1,340,326

		2,601,013

TOTAL SHORT-TERM INVESTMENTS (Cost $56,297,647)		56,722,717

Principal Amount		Value
TOTAL INVESTMENTS — 128.4% (Cost $2,005,874,949) (o)		$2,017,903,854

Other Assets/(Liabilities) — (28.4)%		(446,575,690)

NET ASSETS — 100.0%		$1,571,328,164

FORWARD SALE COMMITMENTS — (0.9)%

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — (0.9)%
Pass-Through Securities — (0.9)%
Federal National Mortgage Association TBA Pool #9754 4.000% 7/01/41 (g)	$(14,000,000)	(14,381,718)

TOTAL FORWARD SALE COMMITMENTS (Proceeds $(14,411,250))		$(14,381,718)

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CAD	Canadian Dollar
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
MBS	Mortgage-Backed Security
MXN	Mexican Peso
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $227,079,587 or 14.45% of net assets.
(b)	Restricted security. Certain securities are restricted as to resale. At December 31, 2013, these securities amounted to a value of $3,193,486 or 0.20% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2013, these securities amounted to a value of $41,224,739 or 2.62% of net assets.

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(d)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(e)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2013, these securities amounted to a value of $420,000 or 0.03% of net assets.
(f)	All or a portion of this security is held as collateral for open swap agreements and written options outstanding. (Note 2).
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(i)	All or a portion of this security has been purchased in a Treasury roll transaction. (Note 2).
(j)	Maturity value of $11,501,508. Collateralized by U.S. Government Agency obligations with a rate of 2.125%, maturity date of 12/13/15, and an aggregate market value, including accrued interest, of $11,735,464.
(k)	Maturity value of $5,600,840. Collateralized by U.S. Government Agency obligations with a rate of 4.250%, maturity date of 11/15/14, and an aggregate market value, including accrued interest, of $5,713,106.
(l)	Maturity value of $981,360. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 03/20/28, and an aggregate market value, including accrued interest, of $1,005,644.
(m)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(n)	All or a portion of this security is held as collateral for when-issued securities. (Note 2).
(o)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 0.1%

PREFERRED STOCK — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
Citigroup Capital XIII 7.875%	6,050	$164,863

TOTAL PREFERRED STOCK (Cost $162,660)		164,863

TOTAL EQUITIES (Cost $162,660)		164,863

	Principal Amount
BONDS & NOTES — 99.9%

BANK LOANS — 3.5%
Airlines — 0.3%
American Airlines, Inc., Exit Term Loan 3.750% 6/27/19	$497,500	499,987

Apparel — 0.2%
Gymboree Corporation, Initial Term Loan 5.000% 2/23/18	400,000	373,168

Coal — 0.2%
Peabody Energy, Corporation, Term Loan B 4.250% 9/24/20	279,300	280,920

Foods — 0.6%
Supervalu, Inc., Refi Term Loan B 5.000% 3/21/19	396,967	400,377
Wendy’s International, Inc., New Term Loan B 3.250% 5/15/19	497,500	497,679

		898,056

Iron & Steel — 0.1%
Fortescue Metals Group Ltd., New Term Loan 1.000% 6/30/19	148,997	150,813

Machinery – Diversified — 0.1%
Gardner Denver, Inc., USD Term Loan 4.250% 7/30/20	139,650	139,633

Media — 0.6%
Charter Communications Operating LLC, Term Loan E 3.000% 7/01/20	995,000	987,229

Retail — 0.3%
Michaels Stores, Inc., New Term Loan 3.750% 1/28/20	129,350	129,754

	Principal Amount	Value
Party City Holdings, Inc., Refi Term Loan B 4.250% 7/29/19	$397,990	$399,359

		529,113

Software — 0.4%
First Data Corporation, New 2017 Term Loan 4.164% 3/24/17	100,000	100,075
Kronos, Incorporated, Refi Term Loan 4.500% 10/30/19	497,325	501,368
SunGard Data Systems, Inc., Term Loan E 4.000% 3/08/20	99,499	100,121

		701,564

Telecommunications — 0.7%
Telesat LLC, USD Term Loan B2 3.500% 3/28/19	746,241	747,793
Virgin Media Investment Holdings Limited, USD Term Loan B 3.500% 6/07/20	400,000	400,600

		1,148,393

TOTAL BANK LOANS (Cost $5,713,242)		5,708,876

CORPORATE DEBT — 38.1%
Advertising — 0.0%
WPP Finance 2010 5.625% 11/15/43	30,000	29,698

Aerospace & Defense — 0.3%
The Boeing Co. 4.875% 2/15/20	10,000	11,149
The Boeing Co. 6.000% 3/15/19	130,000	153,120
The Goldman Sachs Group, Inc. 2.375% 1/22/18	100,000	100,380
Raytheon Co. 3.125% 10/15/20	120,000	120,137
United Technologies Corp. 4.500% 6/01/42	100,000	97,109

		481,895

Agriculture — 1.0%
Altria Group, Inc. 2.850% 8/09/22	210,000	193,351
Altria Group, Inc. 4.750% 5/05/21	290,000	311,217
Altria Group, Inc. 5.375% 1/31/44	110,000	110,456
Altria Group, Inc. 9.250% 8/06/19	180,000	237,116

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Altria Group, Inc. 9.950% 11/10/38	$30,000	$45,762
Lorillard Tobacco Co. 8.125% 6/23/19	10,000	12,181
Philip Morris International, Inc. 2.500% 8/22/22	110,000	100,271
Philip Morris International, Inc. 2.900% 11/15/21	280,000	267,303
Philip Morris International, Inc. 4.500% 3/20/42	120,000	112,090
Reynolds American, Inc. 3.250% 11/01/22	90,000	82,954
Reynolds American, Inc. 6.750% 6/15/17	175,000	200,316

		1,673,017

Airlines — 0.3%
Continental Airlines, Inc. (a) 6.750% 9/15/15	20,000	20,625
Delta Air Lines, Inc. Series 2007-1 Class A 6.821% 2/10/24	235,462	265,484
United Air Lines, Inc. 9.750% 7/15/18	138,364	159,118

		445,227

Auto Manufacturers — 0.3%
Daimler Finance NA LLC (a) 2.625% 9/15/16	260,000	268,866
Ford Motor Co. 4.750% 1/15/43	240,000	216,450

		485,316

Banks — 6.0%
Bank of America Corp. 2.600% 1/15/19	260,000	261,148
Bank of America Corp. 3.875% 3/22/17	70,000	74,712
Bank of America Corp. 4.500% 4/01/15	20,000	20,924
Bank of America Corp. 5.000% 5/13/21	220,000	240,410
Bank of America Corp. 5.625% 7/01/20	190,000	217,115
Bank of America Corp. 5.650% 5/01/18	270,000	307,333
Bank of America Corp. 5.750% 12/01/17	30,000	34,143
Bank of America Corp. 7.625% 6/01/19	170,000	210,856
The Bank of Tokyo-Mitsubishi UFJ Ltd (a) 3.850% 1/22/15	110,000	113,473

	Principal Amount	Value
Barclays Bank PLC (a) 6.050% 12/04/17	$130,000	$145,338
BBVA US Senior SAU 3.250% 5/16/14	400,000	403,213
BBVA US Senior SAU 4.664% 10/09/15	260,000	273,332
BNP Paribas SA 2.375% 9/14/17	130,000	132,726
CIT Group, Inc. 5.000% 8/01/23	150,000	144,375
Commonwealth Bank of Australia 1.250% 9/18/15	300,000	303,293
Commonwealth Bank of Australia (a) 3.750% 10/15/14	200,000	205,099
Commonwealth Bank of Australia (a) 5.000% 10/15/19	70,000	78,024
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.625% 12/01/23	250,000	251,754
Credit Agricole SA VRN (a) 8.375% 12/31/49	480,000	544,800
ING Bank NV (a) 5.800% 9/25/23	210,000	219,575
Intesa Sanpaolo SPA (a) 3.625% 8/12/15	140,000	144,052
JP Morgan Chase & Co. 3.375% 5/01/23	270,000	251,640
M&T Bank Corp. (a) 6.875% 12/31/49	440,000	422,624
Nordea Bank AB (a) 3.700% 11/13/14	140,000	143,891
Nordea Bank AB (a) 4.875% 5/13/21	390,000	403,113
Rabobank Nederland VRN (a) 11.000% 12/29/49	210,000	277,987
Royal Bank of Scotland Group PLC 2.550% 9/18/15	50,000	51,138
Royal Bank of Scotland Group PLC 4.700% 7/03/18	30,000	30,479
Royal Bank of Scotland Group PLC 5.000% 10/01/14	120,000	122,634
Royal Bank of Scotland Group PLC 6.000% 12/19/23	150,000	151,068
Royal Bank of Scotland Group PLC 6.100% 6/10/23	210,000	211,700
Royal Bank of Scotland Group PLC VRN 7.640% 12/31/49	110,000	107,250
Royal Bank of Scotland Group PLC VRN 7.648% 12/31/49	30,000	31,350
Santander US Debt SA Unipersonal (a) 3.724% 1/20/15	100,000	101,993
State Street Corp. 4.956% 3/15/18	310,000	336,319

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sumitomo Mitsui Banking Corp. (a) 3.100% 1/14/16	$200,000	$207,540
UBS AG 3.875% 1/15/15	310,000	320,495
Wachovia Bank NA 6.000% 11/15/17	250,000	288,475
Wachovia Capital Trust III VRN 5.570% 12/31/49	310,000	283,650
Wells Fargo & Co. 1.500% 1/16/18	110,000	109,289
Wells Fargo & Co. 3.450% 2/13/23	170,000	160,724
Wells Fargo & Co. STEP 3.676% 6/15/16	170,000	181,006
Wells Fargo & Co. (a) 4.480% 1/16/24	1,191,000	1,185,571
Wells Fargo & Co. 4.600% 4/01/21	40,000	43,849
Wells Fargo & Co. 5.375% 11/02/43	110,000	112,641

		9,862,121

Beverages — 1.2%
Anheuser-Busch InBev Worldwide, Inc. 2.500% 7/15/22	240,000	221,992
Anheuser-Busch InBev Worldwide, Inc. 5.000% 4/15/20	100,000	113,171
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	260,000	298,391
Diageo Capital PLC 4.828% 7/15/20	300,000	332,206
Diageo Investment Corp. 2.875% 5/11/22	150,000	142,985
Heineken NV (a) 1.400% 10/01/17	80,000	78,486
Molson Coors Brewing Co. 3.500% 5/01/22	30,000	29,455
PepsiCo, Inc. 0.700% 8/13/15	280,000	280,296
PepsiCo, Inc. 4.000% 3/05/42	50,000	43,541
Pernod Ricard SA (a) 2.950% 1/15/17	180,000	185,889
Pernod Ricard SA (a) 4.450% 1/15/22	250,000	252,888

		1,979,300

Chemicals — 0.1%
Eagle Spinco, Inc. (a) 4.625% 2/15/21	40,000	39,200
Ecolab, Inc. 4.350% 12/08/21	70,000	72,585

	Principal Amount	Value
Potash Corp. of Saskatchewan, Inc. 4.875% 3/30/20	$50,000	$54,097

		165,882

Coal — 0.3%
Arch Coal, Inc. 7.000% 6/15/19	250,000	198,750
CONSOL Energy, Inc. 6.375% 3/01/21	110,000	113,575
Peabody Energy Corp. 6.500% 9/15/20	170,000	178,925

		491,250

Commercial Services — 0.1%
Catholic Health Initiatives 4.350% 11/01/42	20,000	17,350
Service Corp. International 7.500% 4/01/27	135,000	142,425
Service Corp. International 7.625% 10/01/18	10,000	11,500

		171,275

Computers — 0.0%
Apple, Inc. 2.400% 5/03/23	20,000	17,984

Diversified Financial — 7.3%
Ally Financial, Inc. 7.500% 9/15/20	370,000	431,050
American Express Co. VRN 6.800% 9/01/66	180,000	191,790
American Honda Finance Corp. (a) 1.000% 8/11/15	260,000	261,019
Boeing Capital Corp. 4.700% 10/27/19	150,000	168,308
Citigroup, Inc. 3.500% 5/15/23	230,000	214,312
Citigroup, Inc. 3.953% 6/15/16	240,000	255,336
Citigroup, Inc. VRN 5.350% 12/31/49	100,000	87,800
Citigroup, Inc. 5.375% 8/09/20	150,000	170,646
Citigroup, Inc. 5.500% 10/15/14	36,000	37,337
Citigroup, Inc. 5.500% 9/13/25	170,000	179,051
Citigroup, Inc. VRN 5.900% 12/31/49	60,000	56,100
Citigroup, Inc. VRN 5.950% 12/31/49	100,000	92,535
Citigroup, Inc. 6.000% 8/15/17	30,000	34,193
Citigroup, Inc. 6.010% 1/15/15	196,000	206,396

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 6.375% 8/12/14	$11,000	$11,370
Citigroup, Inc. 6.675% 9/13/43	20,000	23,013
Countrywide Financial Corp. 6.250% 5/15/16	360,000	397,259
Federal National Mortgage Association 0.010% 10/09/19	1,460,000	1,241,425
Ford Motor Credit Co. LLC 8.125% 1/15/20	520,000	650,234
General Electric Capital Corp. 1.625% 7/02/15	100,000	101,625
General Electric Capital Corp. 5.875% 1/14/38	300,000	341,734
General Electric Capital Corp. VRN 6.375% 11/15/17	990,000	1,074,150
General Electric Capital Corp. 6.875% 1/10/39	300,000	385,679
General Motors Financial Co., Inc. (a) 2.750% 5/15/16	50,000	50,625
General Motors Financial Co., Inc. (a) 3.250% 5/15/18	40,000	40,000
General Motors Financial Co., Inc. (a) 4.250% 5/15/23	40,000	38,050
The Goldman Sachs Group, Inc. 5.250% 7/27/21	70,000	76,639
The Goldman Sachs Group, Inc. 5.375% 3/15/20	90,000	100,092
The Goldman Sachs Group, Inc. 6.000% 5/01/14	50,000	50,893
The Goldman Sachs Group, Inc. 6.000% 6/15/20	240,000	275,179
The Goldman Sachs Group, Inc. 6.250% 2/01/41	470,000	541,628
The Goldman Sachs Group, Inc. 6.750% 10/01/37	60,000	66,753
HSBC Finance Corp. 6.676% 1/15/21	260,000	298,750
Hyundai Capital America (a) 2.125% 10/02/17	70,000	69,521
International Lease Finance Corp. (a) 6.750% 9/01/16	680,000	758,200
John Deere Capital Corp. 1.700% 1/15/20	40,000	37,667
John Deere Capital Corp. 2.250% 4/17/19	100,000	99,787
JP Morgan Chase & Co. 1.100% 10/15/15	430,000	431,640
JP Morgan Chase & Co. 4.350% 8/15/21	40,000	42,157
JP Morgan Chase & Co. 5.125% 9/15/14	820,000	844,824

	Principal Amount	Value
JP Morgan Chase & Co. 5.150% 10/01/15	$600,000	$641,279
Merrill Lynch & Co., Inc. 6.875% 4/25/18	110,000	130,060
Morgan Stanley 4.750% 3/22/17	40,000	43,653
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.500% 7/01/21	40,000	38,100
SLM Corp. 3.875% 9/10/15	260,000	268,775
SLM Corp. 5.000% 4/15/15	20,000	20,925
Toyota Motor Credit Corp. 1.250% 10/05/17	290,000	284,686

		11,862,245

Electric — 1.6%
AES Corp/VA 4.875% 5/15/23	230,000	215,050
AES Corp/VA 7.375% 7/01/21	20,000	22,550
Calpine Corp. (a) 5.875% 1/15/24	10,000	9,775
Calpine Corp. (a) 7.500% 2/15/21	184,000	200,790
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000% 12/01/20	495,000	525,937
Exelon Corp. 5.625% 6/15/35	290,000	287,498
FirstEnergy Corp. 2.750% 3/15/18	70,000	68,780
FirstEnergy Corp. 4.250% 3/15/23	310,000	288,967
FirstEnergy Corp. Series C 7.375% 11/15/31	630,000	684,548
Midamerican Energy Holdings Co, Series A 6.500% 9/15/37	40,000	46,462
Pacific Gas & Electric Co. 5.800% 3/01/37	110,000	121,263
Pacific Gas & Electric Co. 6.050% 3/01/34	50,000	57,275
Pacific Gas & Electric Co. 8.250% 10/15/18	50,000	62,534

		2,591,429

Electronics — 0.1%
Thermo Fisher Scientific, Inc. 3.600% 8/15/21	90,000	89,194
Thermo Fisher Scientific, Inc. 5.300% 2/01/44	20,000	20,223

		109,417

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Engineering & Construction — 0.0%
ABB Finance USA, Inc. 4.375% 5/08/42	$10,000	$9,164

Environmental Controls — 0.1%
Waste Management, Inc. 4.600% 3/01/21	30,000	31,964
Waste Management, Inc. 7.375% 5/15/29	50,000	60,839

		92,803

Foods — 0.6%
Hawk Acquisition Sub, Inc. (a) 4.250% 10/15/20	110,000	106,425
Kraft Foods Group, Inc. 3.500% 6/06/22	170,000	165,681
Kraft Foods Group, Inc. 5.375% 2/10/20	136,000	153,436
Kraft Foods, Inc. 5.375% 2/10/20	234,000	264,277
The Kroger Co. 6.400% 8/15/17	30,000	34,372
WM Wrigley Jr. Co. (a) 2.400% 10/21/18	40,000	39,755
WM Wrigley Jr. Co. (a) 2.900% 10/21/19	130,000	128,925
WM Wrigley Jr. Co. (a) 3.375% 10/21/20	40,000	39,541

		932,412

Forest Products & Paper — 0.1%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	130,000	126,651

Health Care – Products — 0.2%
Mallinckrodt International Finance SA (a) 3.500% 4/15/18	30,000	29,429
Mallinckrodt International Finance SA (a) 4.750% 4/15/23	80,000	73,835
Medtronic, Inc. 3.125% 3/15/22	180,000	174,896

		278,160

Health Care – Services — 1.0%
Fresenius Medical Care US Finance II, Inc. (a) 5.875% 1/31/22	50,000	52,750
Fresenius Medical Care US Finance, Inc. (a) 5.750% 2/15/21	100,000	106,000
HCA, Inc. 5.875% 3/15/22	190,000	196,175
Humana, Inc. 3.150% 12/01/22	50,000	46,285
Roche Holdings, Inc. (a) 6.000% 3/01/19	164,000	191,919

	Principal Amount	Value
Tenet Healthcare Corp. 4.500% 4/01/21	$230,000	$217,925
Tenet Healthcare Corp. (a) 6.000% 10/01/20	30,000	31,312
UnitedHealth Group, Inc. 5.700% 10/15/40	120,000	131,469
UnitedHealth Group, Inc. 5.800% 3/15/36	70,000	77,005
UnitedHealth Group, Inc. 6.000% 2/15/18	110,000	127,085
WellPoint, Inc. 1.250% 9/10/15	60,000	60,417
WellPoint, Inc. 3.125% 5/15/22	50,000	46,894
WellPoint, Inc. 3.700% 8/15/21	170,000	169,372
WellPoint, Inc. 5.875% 6/15/17	20,000	22,558
WellPoint, Inc. 7.000% 2/15/19	150,000	177,975

		1,655,141

Home Builders — 0.1%
NVR, Inc. 3.950% 9/15/22	100,000	94,513
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a) 5.250% 4/15/21	110,000	106,975
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (a) 7.750% 4/15/20	40,000	44,000

		245,488

Household Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 6.875% 2/15/21	150,000	161,625

Insurance — 0.7%
American International Group, Inc. 6.250% 3/15/37	320,000	320,000
ING US, Inc. 2.900% 2/15/18	40,000	40,912
MetLife Capital Trust IV (a) 7.875% 12/15/37	200,000	229,500
MetLife, Inc. 6.400% 12/15/31	200,000	205,500
Teachers Insurance & Annuity Association of America (a) 6.850% 12/16/39	260,000	320,941

		1,116,853

Investment Companies — 0.3%
Temasek Financial I Ltd. (a) 2.375% 1/23/23	250,000	224,961

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Xstrata Finance Canada Ltd. (a) 2.050% 10/23/15	$240,000	$243,055
Xstrata Finance Canada Ltd. (a) 5.800% 11/15/16	60,000	66,106

		534,122

Iron & Steel — 0.3%
ArcelorMittal 5.000% 2/25/17	70,000	75,075
Cliffs Natural Resources, Inc. 3.950% 1/15/18	230,000	232,253
Cliffs Natural Resources, Inc. 4.800% 10/01/20	90,000	89,452
Cliffs Natural Resources, Inc. 4.875% 4/01/21	30,000	29,176
Steel Dynamics, Inc. 7.625% 3/15/20	40,000	43,400

		469,356

Lodging — 0.2%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. (a) 5.625% 10/15/21	250,000	259,375

Manufacturing — 0.4%
Eaton Corp. 1.500% 11/02/17	110,000	107,837
Eaton Corp. 2.750% 11/02/22	470,000	438,443
General Electric Co. 0.850% 10/09/15	120,000	120,560

		666,840

Media — 2.0%
21st Century Fox America, Inc. 6.200% 12/15/34	20,000	22,139
21st Century Fox America, Inc. 6.650% 11/15/37	30,000	35,018
CCO Holdings LLC/CCO Holdings Capital Corp. 6.500% 4/30/21	270,000	277,425
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000% 1/15/19	220,000	231,825
Comcast Corp. 6.500% 1/15/15	735,000	779,336
Comcast Corp. 6.950% 8/15/37	160,000	196,688
COX Communications, Inc. (a) 6.950% 6/01/38	10,000	10,490
CSC Holdings LLC 6.750% 11/15/21	70,000	75,425
DISH DBS Corp. 7.875% 9/01/19	170,000	194,650

	Principal Amount	Value
Time Warner Cable, Inc. 4.125% 2/15/21	$40,000	$37,911
Time Warner Cable, Inc. 5.500% 9/01/41	20,000	16,572
Time Warner Cable, Inc. 5.875% 11/15/40	50,000	43,252
Time Warner Cable, Inc. 6.750% 6/15/39	120,000	113,004
Time Warner Cable, Inc. 8.250% 4/01/19	230,000	269,446
Time Warner Entertainment Co. LP 8.375% 7/15/33	20,000	21,790
Time Warner, Inc. 4.750% 3/29/21	200,000	213,274
Time Warner, Inc. 6.250% 3/29/41	20,000	22,210
Time Warner, Inc. 7.700% 5/01/32	60,000	77,038
United Business Media Ltd. (a) 5.750% 11/03/20	110,000	114,358
Univision Communications, Inc. (a) 5.125% 5/15/23	80,000	79,900
Univision Communications, Inc. (a) 6.750% 9/15/22	200,000	219,000
Viacom, Inc. 4.250% 9/01/23	190,000	189,605

		3,240,356

Mining — 2.5%
Barrick Gold Corp. 3.850% 4/01/22	50,000	45,031
Barrick Gold Corp. 4.100% 5/01/23	250,000	225,973
Barrick Gold Corp. 6.950% 4/01/19	140,000	161,599
Barrick NA Finance LLC 4.400% 5/30/21	210,000	202,198
BHP Billiton Finance USA Ltd. 3.250% 11/21/21	40,000	39,763
BHP Billiton Finance USA Ltd. 5.000% 9/30/43	130,000	132,176
BHP Billiton Finance USA Ltd. 6.500% 4/01/19	410,000	491,546
FMG Resources August 2006 Pty Ltd. (a) 6.375% 2/01/16	30,000	31,050
FMG Resources Property Ltd. (a) 6.000% 4/01/17	80,000	85,000
FMG Resources Property Ltd. (a) 6.875% 4/01/22	80,000	87,200
Freeport-McMoRan Copper & Gold, Inc. 2.375% 3/15/18	40,000	39,902
Freeport-McMoRan Copper & Gold, Inc. 3.100% 3/15/20	150,000	145,730

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Freeport-McMoRan Copper & Gold, Inc. 3.550% 3/01/22	$220,000	$209,088
Rio Tinto Finance USA Ltd. 1.875% 11/02/15	20,000	20,396
Rio Tinto Finance USA Ltd. 2.500% 5/20/16	100,000	103,126
Rio Tinto Finance USA Ltd. 3.500% 11/02/20	260,000	265,453
Rio Tinto Finance USA Ltd. 3.750% 9/20/21	80,000	80,768
Rio Tinto Finance USA Ltd. 4.125% 5/20/21	60,000	62,237
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	120,000	156,674
Rio Tinto Finance USA PLC 2.250% 12/14/18	10,000	9,951
Southern Copper Corp. 5.250% 11/08/42	400,000	324,391
Vale Overseas Ltd. 4.375% 1/11/22	502,000	487,740
Vale Overseas Ltd. 6.875% 11/21/36	361,000	372,824
Vedanta Resources PLC (a) 8.750% 1/15/14	190,000	190,000
Xstrata Finance Canada Ltd. (a) 2.700% 10/25/17	180,000	182,043

		4,151,859

Oil & Gas — 4.0%
Apache Corp. 4.750% 4/15/43	40,000	38,798
Apache Corp. 5.100% 9/01/40	330,000	335,058
Atwood Oceanics, Inc. 6.500% 2/01/20	60,000	64,050
BP Capital Markets PLC 3.125% 10/01/15	480,000	501,480
BP Capital Markets PLC 3.245% 5/06/22	50,000	48,463
BP Capital Markets PLC 3.561% 11/01/21	20,000	20,156
Chesapeake Energy Corp. 6.875% 11/15/20	210,000	237,300
Concho Resources, Inc. 5.500% 10/01/22	40,000	41,300
Concho Resources, Inc. 5.500% 4/01/23	20,000	20,600
Concho Resources, Inc. 6.500% 1/15/22	98,000	106,085
Conoco, Inc. 6.950% 4/15/29	125,000	158,172
Continental Resources Inc. 4.500% 4/15/23	60,000	60,825

	Principal Amount	Value
Continental Resources Inc./OK, Series A 5.000% 9/15/22	$20,000	$20,775
Denbury Resources, Inc. 4.625% 7/15/23	70,000	63,175
Devon Energy Corp. 5.600% 7/15/41	250,000	260,525
Devon Financing Corp. LLC 7.875% 9/30/31	60,000	77,172
Hess Corp. 7.300% 8/15/31	5,000	6,106
Hess Corp. 7.875% 10/01/29	90,000	114,695
Hess Corp. 8.125% 2/15/19	180,000	223,581
Kerr-McGee Corp. 6.950% 7/01/24	300,000	348,499
Kerr-McGee Corp. 7.875% 9/15/31	260,000	325,349
Noble Energy, Inc. 5.250% 11/15/43	30,000	29,975
Noble Energy, Inc. 8.250% 3/01/19	300,000	372,884
Occidental Petroleum Corp. 2.700% 2/15/23	110,000	100,702
Occidental Petroleum Corp. 3.125% 2/15/22	170,000	165,575
Pemex Project Funding Master Trust 6.625% 6/15/35	623,000	655,708
Petrobras International Finance Co. 3.875% 1/27/16	150,000	154,419
Petrobras International Finance Co. 5.375% 1/27/21	540,000	535,890
Petrobras International Finance Co. 5.750% 1/20/20	142,000	146,109
Petrobras International Finance Co. 6.125% 10/06/16	166,000	179,788
Plains Exploration & Production Co. 6.500% 11/15/20	40,000	44,175
Plains Exploration & Production Co. 6.875% 2/15/23	10,000	11,150
QEP Resources, Inc. 5.250% 5/01/23	70,000	65,625
QEP Resources, Inc. 6.875% 3/01/21	190,000	203,775
Range Resources Corp. 5.000% 8/15/22	110,000	108,075
Range Resources Corp. 5.000% 3/15/23	80,000	78,200
Shell International Finance BV 4.375% 3/25/20	230,000	252,137
Sinopec Group Overseas Development 2012 Ltd. (a) 2.750% 5/17/17	200,000	204,496

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transocean, Inc. 5.050% 12/15/16	$70,000	$77,327
Transocean, Inc. 6.375% 12/15/21	70,000	78,660

		6,536,834

Oil & Gas Services — 0.4%
Baker Hughes, Inc. 3.200% 8/15/21	190,000	188,652
Cie Generale de Geophysique-Veritas 6.500% 6/01/21	230,000	235,750
Key Energy Services, Inc. 6.750% 3/01/21	190,000	194,750
Schlumberger Norge AS (a) 4.200% 1/15/21	50,000	52,850
Superior Energy Services, Inc. 7.125% 12/15/21	50,000	55,750

		727,752

Packaging & Containers — 0.3%
Ball Corp. 4.000% 11/15/23	50,000	44,750
Ball Corp. 5.000% 3/15/22	340,000	336,600
Rock Tenn Co. 3.500% 3/01/20	80,000	78,687
Rock Tenn Co. 4.000% 3/01/23	50,000	47,754

		507,791

Pharmaceuticals — 1.1%
AbbVie, Inc. 1.750% 11/06/17	310,000	309,469
AbbVie, Inc. 2.900% 11/06/22	190,000	177,585
Express Scripts Holding Co. 3.500% 11/15/16	620,000	655,474
GlaxoSmithKline Capital PLC 2.850% 5/08/22	180,000	169,766
Pfizer, Inc. 6.200% 3/15/19	240,000	284,503
Teva Pharmaceutical Finance Co. BV 3.650% 11/10/21	10,000	9,808
Teva Pharmaceutical Finance IV BV 3.650% 11/10/21	70,000	68,657
Wyeth 5.950% 4/01/37	20,000	23,184
Zoetis, Inc. 3.250% 2/01/23	40,000	37,427

		1,735,873

Pipelines — 1.2%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	130,000	125,450

	Principal Amount	Value
Access Midstream Partners LP/ACMP Finance Corp. 5.875% 4/15/21	$30,000	$31,950
El Paso Natural Gas Co. 8.375% 6/15/32	289,000	370,870
Energy Transfer Equity LP 7.500% 10/15/20	60,000	67,350
Enterprise Products Operating LLC 5.700% 2/15/42	150,000	158,146
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	430,000	471,187
MarkWest Energy Partners LP/ MarkWest Energy Finance Corp. 4.500% 7/15/23	20,000	18,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 5.500% 2/15/23	80,000	80,600
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.250% 6/15/22	32,000	33,840
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II 8.375% 6/01/20	134,000	147,735
Regency Energy Partners LP/Regency Energy Finance Corp. 4.500% 11/01/23	30,000	27,300
Regency Energy Partners LP/Regency Energy Finance Corp. 6.500% 7/15/21	128,000	135,680
Southern Natural Gas Co. LLC 8.000% 3/01/32	5,000	6,393
Williams Cos., Inc. 7.750% 6/15/31	78,000	83,633
Williams Cos., Inc. Series A 7.500% 1/15/31	240,000	253,672

		2,012,556

Retail — 0.4%
CVS Caremark Corp. 2.750% 12/01/22	120,000	110,757
CVS Pass-Through Trust (a) 5.298% 1/11/27	11,810	12,811
CVS Pass-Through Trust 5.880% 1/10/28	124,211	134,755
CVS Pass-Through Trust 6.036% 12/10/28	105,122	115,646
CVS Pass-Through Trust 6.943% 1/10/30	85,905	98,456
Michaels Stores, Inc. 7.750% 11/01/18	50,000	54,250
QVC, Inc. 5.950% 3/15/43	10,000	9,072

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wal-Mart Stores, Inc. 6.200% 4/15/38	$50,000	$60,092

		595,839

Savings & Loans — 0.2%
The Goldman Sachs Capital II FRN 4.000% 12/31/49	390,000	274,170
ILFC E-Capital Trust II VRN (a) 6.250% 12/21/15	10,000	9,450
Vesey Street Investment Trust I STEP 4.404% 9/01/16	90,000	96,634

		380,254

Semiconductors — 0.0%
National Semiconductor Corp. 6.600% 6/15/17	30,000	35,060

Software — 0.3%
Activision Blizzard, Inc. (a) 5.625% 9/15/21	80,000	82,800
First Data Corp. (a) 6.750% 11/01/20	20,000	20,800
First Data Corp. (a) 7.375% 6/15/19	200,000	213,500
Oracle Corp. 1.200% 10/15/17	260,000	255,855

		572,955

Telecommunications — 3.0%
America Movil SAB de CV 5.000% 3/30/20	100,000	108,306
America Movil SAB de CV 5.625% 11/15/17	160,000	180,227
AT&T Inc 2.500% 8/15/15	180,000	184,805
AT&T, Inc. 5.500% 2/01/18	30,000	33,770
AT&T, Inc. 5.800% 2/15/19	200,000	229,272
Cellco Partnership/Verizon Wireless Capital LLC 8.500% 11/15/18	50,000	63,307
Deutsche Telekom International Finance BV 5.750% 3/23/16	315,000	345,858
Intelsat Jackson Holdings SA (a) 5.500% 8/01/23	50,000	47,563
Intelsat Jackson Holdings SA 7.250% 10/15/20	180,000	196,875
Intelsat Jackson Holdings SA 7.500% 4/01/21	65,000	71,663
Qwest Corp. 6.875% 9/15/33	100,000	96,000
Qwest Corp. 7.500% 10/01/14	55,000	57,730

	Principal Amount	Value
Rogers Communications, Inc. 6.800% 8/15/18	$120,000	$143,020
Sprint Capital Corp. 6.875% 11/15/28	50,000	47,125
Sprint Capital Corp. 8.750% 3/15/32	240,000	257,400
Sprint Corp. (a) 7.875% 9/15/23	90,000	96,750
Telecom Italia Capital SA 7.175% 6/18/19	10,000	11,225
Telefonica Emisiones SAU 5.462% 2/16/21	10,000	10,552
Telefonica Emisiones SAU 5.877% 7/15/19	100,000	111,510
Telefonica Emisiones SAU 6.221% 7/03/17	60,000	67,639
TW Telecom Holdings, Inc. 5.375% 10/01/22	60,000	58,950
Verizon Communications, Inc. 4.500% 9/15/20	360,000	385,404
Verizon Communications, Inc. 5.150% 9/15/23	870,000	934,112
Verizon Communications, Inc. 6.000% 4/01/41	130,000	142,731
Verizon Communications, Inc. 6.350% 4/01/19	100,000	117,539
Verizon Communications, Inc. 6.400% 9/15/33	620,000	713,075
Verizon Communications, Inc. 6.550% 9/15/43	120,000	140,395

		4,852,803

TOTAL CORPORATE DEBT (Cost $60,139,828)		62,263,978

MUNICIPAL OBLIGATIONS — 1.0%
Arizona State University 5.000% 7/01/43	20,000	20,557
City of New York NY 5.000% 8/01/25	30,000	33,531
City of Richmond VA 5.000% 3/01/27	20,000	22,517
City of Richmond VA 5.000% 3/01/28	30,000	33,475
City of Richmond VA 5.000% 3/01/29	30,000	33,202
City Public Service Board of San Antonio TX 5.000% 2/01/43	90,000	91,573
New Jersey Economic Development Authority 5.000% 6/15/46	30,000	30,840

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
New Jersey State Turnpike Authority 5.000% 1/01/43	$40,000	$40,608
New Jersey Transportation Trust Fund Authority 5.000% 6/15/38	80,000	81,043
New Jersey Transportation Trust Fund Authority 5.000% 6/15/42	50,000	50,347
New York City Transitional Finance Authority Future Tax Secured Revenue 5.000% 11/01/42	50,000	51,804
New York City Water & Sewer System 5.000% 6/15/47	30,000	30,563
New York City Water & Sewer System 5.000% 6/15/47	30,000	30,588
New York Liberty Development Corp. 5.000% 12/15/41	40,000	40,575
New York State Dormitory Authority 5.000% 12/15/27	60,000	65,939
New York State Urban Development Corp. 5.000% 3/15/27	110,000	121,141
Northeast Ohio Regional Sewer District 5.000% 11/15/43	50,000	51,696
Ohio State Turnpike Commission 5.000% 2/15/48	40,000	40,436
Ohio State Turnpike Commission 5.000% 2/15/48	100,000	98,386
Pennsylvania Turnpike Commission 5.000% 12/01/43	40,000	39,691
Private Colleges & Universities Authority 5.000% 10/01/43	50,000	52,190
State of California 5.000% 9/01/23	90,000	103,288
State of California 5.000% 9/01/25	70,000	77,752
State of California 5.000% 4/01/42	70,000	70,749
State of California 5.000% 11/01/43	60,000	60,693
State of Connecticut 5.000% 7/15/24	30,000	34,195
Tennessee Valley Authority 5.250% 9/15/39	210,000	225,762
Utah Transit Authority 5.000% 6/15/42	90,000	90,058

		1,723,199

TOTAL MUNICIPAL OBLIGATIONS (Cost $1,694,545)		1,723,199

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 12.6%
Agency Collateral CMO — 0.1%
Federal Home Loan Mortgage Corp., Series 4206, Class CZ 3.000% 5/15/43	$101,763	$73,358
Federal Home Loan Mortgage Corp., Series 4226, Class GZ 3.000% 7/15/43	101,256	72,281

		145,639

Automobile ABS — 0.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A (a) 1.920% 9/20/19	100,000	97,973
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A (a) 2.100% 3/20/19	100,000	100,276
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A (a) 2.802% 5/20/18	125,000	129,290
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class A (a) 2.970% 2/20/20	150,000	152,709
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A (a) 3.150% 3/20/17	60,000	62,627
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 (a) 1.830% 8/25/19	120,000	117,795
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (a) 5.290% 3/25/16	150,000	156,742

		817,412

Commercial MBS — 2.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-1, Class AM VRN 5.421% 9/10/45	66,000	71,105
CD Mortgage Trust, Series 2006-CD2, Class AM VRN 5.351% 1/15/46	60,000	64,390
DBUBS Mortgage Trust, Series 2011-LC3A, Class XA VRN (a) 1.435% 8/10/44	761,859	25,917
Government National Mortgage Association, Series 2012-100, Class IO VRN 0.891% 8/16/52	519,422	36,350
Government National Mortgage Association, Series 2013-178, Class IO VRN 0.950% 6/16/55	533,437	35,276

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association, Series 2013-178, Class A 2.250% 3/16/35	$219,415	$220,126
Government National Mortgage Association, Series 2013-154, Class AB VRN 2.900% 2/16/44	637,568	654,201
Government National Mortgage Association, Series 2013-153, Class AB VRN 2.900% 6/16/44	209,079	214,432
GS Mortgage Securities Corp II, Series 2011-GC5, Class XA VRN (a) 1.724% 8/10/44	814,970	57,895
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A (a) 3.551% 4/10/34	74,000	72,585
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class AM 5.593% 5/12/45	130,000	141,539
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIB20, Series 2007-CB20, Class AM VRN 5.874% 2/12/51	10,000	11,278
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B VRN 4.887% 1/15/47	30,000	30,345
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 VRN 5.894% 8/12/49	10,000	11,176
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA VRN (a) 1.887% 8/15/45	540,334	51,736
Morgan Stanley Capital I, Series 2007-IQ14, Class A4 VRN 5.692% 4/15/49	650,000	718,715
RBSCF Trust, Series 2013-GSP, Class A VRN (a) 3.834% 1/13/32	470,000	462,733
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3 5.678% 5/15/46	330,000	367,912
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class XA VRN (a) 1.120% 2/15/44	939,728	36,679

		3,284,390

Home Equity ABS — 1.9%
ACE Securities Corp., Series 2006-SD2, Class A FRN 0.465% 12/25/45	217,202	212,889

	Principal Amount	Value
Bear Stearns Asset Back Securities Trust, Series 2005-SD4, Class 2A1 FRN 0.565% 12/25/42	$52,002	$51,145
CWHEQ Revolving Home Equity Loan Trust, Series 2005-G, Class 2A FRN 0.397% 12/15/35	97,963	73,292
Delta Funding Home Equity Loan Trust, Series 1999-1, Class A6F VRN 6.340% 12/15/28	34	34
Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1A FRN 0.605% 7/25/30	69,232	68,679
GSAA Home Equity Trust, Series 2006-19, Class A3A FRN 0.405% 12/25/36	1,144,097	678,880
GSAA Trust, Series 2006-5, Class 2A3 FRN 0.435% 3/25/36	936,891	620,560
HSI Asset Securitization Corp. Series 2005-II, Class 2A4 FRN 0.555% 11/25/35	2,400,000	1,259,987
Structured Asset Securities Corp., Series 2002-AL1, Class A3 3.450% 2/25/32	75,655	72,914

		3,038,380

Manufactured Housing ABS — 0.6%
Greenpoint Manufactured Housing, Series 1999-2, Class A2 FRN 2.929% 3/18/29	200,000	174,201
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2 FRN 3.556% 6/19/29	75,000	63,551
Greenpoint Manufactured Housing, Series 1999-4, Class A2 FRN 3.667% 2/20/30	75,000	63,401
Greenpoint Manufactured Housing, Series 2001-2, Class IA2 FRN 3.669% 2/20/32	150,000	134,905
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2 FRN 3.669% 3/13/32	200,000	178,574
Origen Manufactured Housing, Series 2005-B, Class A3 5.605% 5/15/22	427,094	439,257

		1,053,889

Other ABS — 0.1%
Amortizing Residential Collateral Trust, Series 2004-1, Class A5 FRN 1.165% 10/25/34	216,762	217,340

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Student Loans ABS — 2.1%
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.910% 6/15/43	$400,000	$339,549
Pennsylvania Higher Education Assistance Agency, Series 2003-1, Class A3 FRN 1.669% 7/25/42	500,000	496,112
SLM Student Loan EDC Repackaging Trust, Series 2013-M1, Class M1 (a) 3.500% 10/28/29	257,423	251,611
SLM Student Loan Trust, Series 2004-3, Class A5 FRN 0.408% 7/25/23	461,322	456,441
SLM Student Loan Trust, Series 2001-4, Class B FRN 0.738% 1/25/21	590,222	588,031
SLM Student Loan Trust, Series 2003-11, Class A6 FRN (a) 0.993% 12/15/25	300,000	297,054
SLM Student Loan Trust, Series 2012-1, Class A3 FRN 1.115% 9/25/28	700,000	703,527
SunTrust Student Loan Trust, Series 2006-1A, Class A3 FRN (a) 0.358% 1/30/23	238,572	237,057

		3,369,382

WL Collateral CMO — 5.3%
Bear Stearns ALT-A Trust, Series 2004-7, Class 2A1 FRN 2.586% 8/25/34	303,036	304,319
Bear Stearns Asset Backed Securities I Trust, Series 2005-AC8, Class A3 FRN 7.485% 11/25/35	1,949,405	511,107
Countrywide Alternative Loan Trust, Series 2005-44, Class 1A1 FRN 0.495% 10/25/35	172,611	131,993
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF FRN (a) 0.565% 9/25/35	236,111	206,957
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 4A1 FRN 19.072% 10/25/35	204,053	256,265
GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF FRN (a) 0.515% 9/25/35	265,985	231,146

	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3 FRN 2.717% 10/25/35	$288,099	$254,285
Harborview Mortgage Loan Trust, Series 2006-2, Class 1A FRN 2.699% 2/25/36	144,490	115,965
Indymac Index Mortgage Loan Trust, Series 2004-AR12, Class A1 FRN 0.945% 12/25/34	27,741	22,471
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3A4 FRN 2.109% 9/25/33	818,966	802,449
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1 FRN 2.652% 1/25/36	231,276	218,993
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3 FRN 2.834% 3/25/36	211,060	163,873
Prime Mortgage Trust, Series 2006-DR1, Class 1A1 (a) 5.500% 5/25/35	245,147	246,099
Prime Mortgage Trust, Series 2006-DR1, Class 1A2 (a) 6.000% 5/25/35	93,717	94,974
Prime Mortgage Trust, Series 2006-DR1, Class 2A2 (a) 6.000% 5/25/35	1,205,706	1,219,047
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Class 2A FRN 2.394% 8/25/34	323,076	312,825
Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 4A1 FRN 2.294% 3/25/46	841,353	674,468
WaMu Mortgage Pass Through Certificates, Series 2005-AR15, Class A1A1 FRN 0.425% 11/25/45	230,914	209,488
WaMu Mortgage Pass Through Certificates, Series 2005-AR13, Class A1A1 FRN 0.455% 10/25/45	174,982	161,154
WaMu Mortgage Pass Through Certificates, Series 2006-AR13, Class 1A FRN 1.019% 10/25/46	1,200,423	972,920
WaMu Mortgage Pass Through Certificates, Series 2006-AR6, Class 2A FRN 1.099% 8/25/46	612,602	409,633

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 2A3 FRN 2.094% 11/25/36	$1,257,359	$1,088,002

		8,608,433

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $20,321,451)		20,534,865

SOVEREIGN DEBT OBLIGATIONS — 8.1%
Brazil Notas do Tesouro Nacional Serie F BRL (b) 10.000% 1/01/21	1,970,000	725,807
Hungary Government International Bond 5.750% 11/22/23	386,000	387,930
Indonesia Government International Bond (a) 3.750% 4/25/22	430,000	385,925
Italy Buoni Poliennali Del Tesoro EUR (b) 3.500% 12/01/18	2,940,000	4,194,205
Mexican Bonos MXN (b) 6.500% 6/09/22	27,945,000	2,163,675
Mexican Bonos MXN (b) 8.000% 6/11/20	10,428,000	892,355
Mexico Government International Bond 4.750% 3/08/44	194,000	174,842
Province of Ontario Canada 2.700% 6/16/15	660,000	681,707
Republic of Brazil BRL (b) 10.000% 1/01/17	1,085,000	434,745
Republic of Turkey 7.000% 3/11/19	380,000	416,100
Residual Funding Corp. Principal Strip 0.010% 10/15/19	1,280,000	1,110,120
Russian Federal Bond RUB (b) 7.000% 1/25/23	27,160,000	796,443
Russian Foreign Bond-Eurobond STEP (c) 7.500% 3/31/30	350,350	408,228
South Africa Government International Bond 5.875% 9/16/25	380,000	393,775

		13,165,857

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $13,300,415)		13,165,857

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 26.9%
Collateralized Mortgage Obligations — 5.1%
Federal Home Loan Mortgage Corp. Series 4092, Class AI 3.000% 9/15/31	$1,680,637	$241,046
Series 4063, Class S 5.783% 6/15/42 FRN	87,359	17,268
Series 4097, Class ST 5.883% 8/15/42 FRN	90,506	20,814
Series 4147, Class CS 5.933% 12/15/42 FRN	95,489	22,258
Series 4120, Class SV 5.983% 10/15/42 FRN	187,084	43,388
Series 4136, Class SQ 5.983% 11/15/42 FRN	93,982	21,539
Series R007, Class ZA 6.000% 5/15/36	490,009	533,455
Series 4199, Class SB 6.033% 5/15/40 FRN	192,905	40,062
Series 3621, Class SB 6.063% 1/15/40 FRN	155,654	22,351
Series 4203, Class PS 6.083% 9/15/42	577,340	115,044
Series 3349, Class AS 6.333% 7/15/37 FRN	1,496,407	214,857
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K024, Class X1 0.903% 9/25/22 VRN	338,233	20,218
Series K006, Class AX1 1.039% 1/25/20 VRN	612,400	30,882
Series K007, Class X1 1.217% 4/25/20 VRN	1,297,269	71,836
Series K009, Class X1 1.490% 8/25/20 VRN	728,656	53,166
Series K008, Class X1 1.665% 6/25/20 VRN	1,039,432	83,303
Series K015, Class X1 1.666% 7/25/21 VRN	873,804	85,625
Series K703, Class X1 2.083% 5/25/18 VRN	1,445,737	113,176
Federal National Mortgage Association Series 409, Class C2 3.000% 4/25/27	431,637	48,151
Series 409, Class C13 3.500% 11/25/41	257,011	55,194
Series 409, Class C18 4.000% 4/25/42	460,276	110,934
Series 409, Class C22 4.500% 11/25/39	363,790	66,363
Series 2011-59, Class NZ 5.500% 7/25/41	573,521	627,106

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2013-9, Class CB 5.500% 4/25/42	$1,678,230	$1,818,360
Series 2011-87, Class SJ 5.785% 9/25/41 FRN	500,961	76,101
Series 2012-111, Class JS 5.935% 7/25/40 FRN	371,485	71,743
Series 2012-93, Class SG 5.935% 9/25/42 FRN	181,816	38,681
Series 2012-124, Class SE 5.985% 11/25/42 FRN	736,484	163,512
Series 2012-128, Class SQ 5.985% 11/25/42 FRN	94,139	22,157
Series 2012-128, Class SL 5.985% 11/25/42 FRN	94,906	21,364
Series 2012-133, Class CS 5.985% 12/25/42 FRN	184,852	40,447
Series 2012-134, Class SK 5.985% 12/25/42 FRN	93,347	21,503
Series 2013-19, Class SK 5.985% 3/25/43 FRN	95,696	22,186
Series 2012-46, Class BA 6.000% 5/25/42	574,528	631,384
Series 2010-142, Class SM 6.365% 12/25/40 FRN	266,130	32,023
Series 2010-150, Class SN 6.365% 1/25/41 FRN	250,471	36,763
Series 2011-87, Class SG 6.385% 4/25/40 FRN	718,807	132,042
Series 2011-96, Class SA 6.385% 10/25/41 FRN	859,600	144,969
Series 2012-74, Class SA 6.485% 3/25/42 FRN	242,002	41,967
Series 2012-28, Class B 6.500% 6/25/39	204,532	225,579
Series 2013-9, Class BC 6.500% 7/25/42	600,912	663,237
Series 2011-63, Class SW 6.515% 7/25/41 FRN	265,900	35,164
Series 2012-51, Class B 7.000% 5/25/42	487,371	540,716
Government National Mortgage Association Series 2010-H28, Class FE 0.569% 12/20/60 FRN	318,850	315,584
Series 2011-H08, Class FG 0.649% 3/20/61 FRN	265,363	263,979
Series 2011-H09, Class AF 0.669% 3/20/61 FRN	174,830	174,061
Series 2012-66, Class CI 3.500% 2/20/38	262,373	41,597
Series 2011-40, Class SA 5.963% 2/16/36 FRN	460,061	62,576

	Principal Amount	Value
Series 2010-31, Class GS 6.333% 3/20/39 FRN	$96,062	$14,161
Series 2010-85, Class HS 6.483% 1/20/40 FRN	234,347	39,067

		8,348,959

Pass-Through Securities — 21.8%
Federal Home Loan Mortgage Corp. Pool #1N1640 1.902% 1/01/37 FRN	172,650	179,831
Pool #1N1637 2.147% 1/01/37 FRN	519,722	550,271
Pool #1J1368 2.748% 10/01/36 FRN	111,243	118,231
Pool #G14492 4.000% 10/01/25	1,172,310	1,237,977
Pool #U90316 4.000% 10/01/42	95,177	96,857
Pool #U91254 4.000% 4/01/43	196,735	200,209
Pool #Q19135 4.000% 6/01/43	99,074	102,124
Pool #Q19236 4.000% 6/01/43	99,112	102,070
Pool #Q19615 4.000% 7/01/43	97,667	100,673
Pool #U95137 4.000% 8/01/43	99,249	101,001
Pool #G06875 5.500% 12/01/38	39,571	43,341
Pool #G07509 6.500% 9/01/39	96,418	106,680
Pool #G06669 6.500% 9/01/39	78,075	87,006
Pool #G07335 7.000% 3/01/39	203,169	223,620
Federal National Mortgage Association Pool #950385 1.327% 8/01/37 FRN	32,175	32,722
Pool #AP9633 2.500% 10/01/42	188,793	171,167
Pool #AQ7306 3.000% 1/01/43	96,326	90,200
Pool #AR1202 3.000% 1/01/43	96,312	90,187
Pool #MA1543 3.500% 8/01/33	97,743	99,790
Pool #MA1608 3.500% 10/01/33	99,003	100,983
Pool #MA1652 3.500% 11/01/33	99,267	101,252
Pool #AS1348 3.500% 12/01/33	99,787	101,782

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #MA1763 3.500% 1/01/34	$100,000	$102,000
Pool #MA1213 3.500% 10/01/42	957,322	939,671
Pool #MA1372 3.500% 3/01/43	291,503	287,131
Pool #MA1403 3.500% 4/01/43	780,257	768,553
Pool #AK8441 4.000% 4/01/42	92,592	95,529
Pool #AO2711 4.000% 5/01/42	87,086	89,849
Pool #AO6086 4.000% 6/01/42	97,282	100,368
Pool #AP0692 4.000% 7/01/42	91,593	94,498
Pool #AP5333 4.000% 7/01/42	390,977	403,378
Pool #AP2530 4.000% 8/01/42	93,922	96,901
Pool #AP2958 4.000% 8/01/42	91,687	94,595
Pool #AP4903 4.000% 9/01/42	97,792	100,894
Pool #AP7399 4.000% 9/01/42	189,610	195,624
Pool #AP9229 4.000% 10/01/42	95,248	98,269
Pool #AP9766 4.000% 10/01/42	382,381	389,968
Pool #AQ3599 4.000% 11/01/42	94,373	97,366
Pool #AQ7003 4.000% 12/01/42	178,778	184,449
Pool #AQ4555 4.000% 12/01/42	183,839	189,641
Pool #AQ7082 4.000% 1/01/43	195,968	202,245
Pool #AL3508 4.000% 4/01/43	96,937	100,164
Pool #AB9383 4.000% 5/01/43	291,508	301,027
Pool #AQ4078 4.000% 6/01/43	96,381	99,589
Pool #AQ4080 4.000% 6/01/43	97,474	100,657
Pool #AT8394 4.000% 6/01/43	98,087	101,351
Pool #AB9683 4.000% 6/01/43	192,210	198,367
Pool #AT9637 4.000% 7/01/43	292,690	302,248

	Principal Amount	Value
Pool #AT9653 4.000% 7/01/43	$197,536	$204,110
Pool #AT9657 4.000% 7/01/43	192,093	198,246
Pool #AS0070 4.000% 8/01/43	99,283	101,253
Pool #MA1547 4.000% 8/01/43	99,236	101,206
Pool #MA0706 4.500% 4/01/31	106,611	114,445
Pool #MA0734 4.500% 5/01/31	324,209	348,031
Pool #MA0776 4.500% 6/01/31	108,172	116,120
Pool #MA0913 4.500% 11/01/31	75,102	80,573
Pool #MA0939 4.500% 12/01/31	82,056	88,034
Pool #993117 4.500% 1/01/39	27,699	29,380
Pool #AA0856 4.500% 1/01/39	36,793	39,025
Pool #AA2450 4.500% 2/01/39	9,024	9,572
Pool #AA3495 4.500% 2/01/39	66,709	70,755
Pool #935520 4.500% 8/01/39	130,046	137,935
Pool #AD5481 4.500% 5/01/40	1,945,387	2,063,402
Pool #AD6914 4.500% 6/01/40	213,636	226,596
Pool #AD8685 4.500% 8/01/40	375,577	398,361
Pool #974965 5.000% 4/01/38	824,719	895,497
Pool #AE2266 5.000% 3/01/40	238,168	258,607
Pool #937948 5.500% 6/01/37	40,915	45,005
Pool #995072 5.500% 8/01/38	117,680	129,554
Pool #481473 6.000% 2/01/29	187	206
Pool #867557 6.000% 2/01/36	3,124	3,460
Pool #AE0469 6.000% 12/01/39	835,993	925,862
Pool #AL4324 6.500% 5/01/40	574,106	637,712
Pool #AE0758 7.000% 2/01/39	318,637	357,083

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association TBA Pool #1312 3.000% 4/01/27 (d)	$2,300,000	$2,346,359
Pool #1438 3.500% 4/01/26 (d)	400,000	418,344
Pool #1963 3.500% 4/01/42 (d)	900,000	894,797
Pool #9174 4.000% 6/01/41 (d)	3,000,000	3,091,406
Pool #29800 5.000% 3/01/37 (d)	3,900,000	4,238,203
Government National Mortgage Association Pool #G24746 4.500% 7/20/40	581,683	622,968
Pool #783298 4.500% 4/20/41	883,594	945,756
Pool #783368 4.500% 7/20/41	111,340	119,086
Pool #4747 5.000% 7/20/40	518,200	565,101
Pool #487588 6.000% 4/15/29	5,398	6,082
Pool #595077 6.000% 10/15/32	830	939
Pool #596620 6.000% 10/15/32	1,412	1,598
Pool #598000 6.000% 12/15/32	73	83
Pool #604706 6.000% 10/15/33	136,270	154,116
Pool #636251 6.000% 3/15/35	13,682	15,405
Pool #782034 6.000% 1/15/36	159,877	180,015
Pool #658029 6.000% 7/15/36	81,526	91,141
Government National Mortgage Association TBA Pool #5610 3.500% 1/01/42 (d)	900,000	907,313
Pool #207 3.500% 6/01/42 (d)	2,300,000	2,321,383
Pool #232 4.000% 12/01/41 (d)	1,200,000	1,248,750

		35,521,181

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $44,736,506)		43,870,140

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS — 9.7%
U.S. Treasury Bonds & Notes — 9.7%
U.S. Treasury Bond 2.750% 8/15/42	$3,111,000	$2,464,982
U.S. Treasury Bond 2.875% 5/15/43	2,445,000	1,981,532
U.S. Treasury Bond 3.625% 8/15/43	50,000	47,217
U.S. Treasury Bond 3.750% 11/15/43	710,000	686,259
U.S. Treasury Inflation Index 0.375% 7/15/23	1,605,824	1,548,742
U.S. Treasury Inflation Index 0.625% 2/15/43	1,239,398	952,981
U.S. Treasury Inflation Index 0.750% 2/15/42	103,366	83,096
U.S. Treasury Inflation Index 2.125% 2/15/40	367,411	412,821
U.S. Treasury Note 0.250% 10/31/15	10,000	9,986
U.S. Treasury Note 1.250% 11/30/18	230,000	225,074
U.S. Treasury Note 2.000% 9/30/20	7,160,000	6,998,993
U.S. Treasury Note 2.500% 8/15/23	390,000	374,522

		15,786,205

TOTAL U.S. TREASURY OBLIGATIONS (Cost $16,814,518)		15,786,205

TOTAL BONDS & NOTES (Cost $162,720,505)		163,053,120

	Units
PURCHASED OPTIONS — 0.0%
Currency Options — 0.0%
USD Call/EUR Put, Expires 1/06/14, Strike 1.35	20,200	444
USD Call/EUR Put, Expires 2/18/14, Strike 1.36	24,700	16,319

		16,763

TOTAL PURCHASED OPTIONS (Cost $45,101)		16,763

TOTAL LONG-TERM INVESTMENTS (Cost $162,928,266)		163,234,746

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 9.5%
Discount Notes — 7.0%
Federal Home Loan Mortgage Corp. 0.010% 2/03/14	$10,000,000	$9,999,267
Federal Home Loan Mortgage Corp. 0.010% 2/04/14	890,000	889,907
Federal National Mortgage Association 0.010% 2/24/14	470,000	469,911

		11,359,085

Repurchase Agreement — 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (e)	4,099,494	4,099,494

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	20,207	20,207

TOTAL SHORT-TERM INVESTMENTS (Cost $15,478,786)		15,478,786

TOTAL INVESTMENTS — 109.5% (Cost $178,407,052) (f)		178,713,532

Other Assets/(Liabilities) — (9.5)%		(15,552,360)

NET ASSETS — 100.0%		$163,161,172

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BRL	Brazilian Real
CMO	Collateralized Mortgage Obligation
EUR	Euro
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MXN	Mexican Peso
RUB	Russian Ruble
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $15,667,893 or 9.60% of net assets.
(b)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2013, these securities amounted to a value of $408,228 or 0.25% of net assets.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Maturity value of $4,099,494. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/15/40, and an aggregate market value, including accrued interest, of $4,182,927.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 97.5%

COMMON STOCK — 97.5%
Basic Materials — 2.4%
Chemicals — 1.7%
Albemarle Corp.	2,000	$126,780
Ashland, Inc.	1,900	184,376
Celanese Corp. Series A	3,900	215,709
CF Industries Holdings, Inc.	600	139,824
E.I. du Pont de Nemours & Co.	62,780	4,078,816
Eastman Chemical Co.	1,700	137,190
Huntsman Corp.	5,900	145,140
LyondellBasell Industries NV Class A	13,800	1,107,864
NewMarket Corp.	300	100,245
Westlake Chemical Corp.	1,600	195,312

		6,431,256

Iron & Steel — 0.1%
Nucor Corp.	3,200	170,816
Steel Dynamics, Inc.	4,600	89,884

		260,700

Mining — 0.6%
Vulcan Materials Co.	39,385	2,340,257
Alcoa, Inc.	11,800	125,434

		2,465,691

		9,157,647

Communications — 10.8%
Advertising — 0.9%
Omnicom Group, Inc.	45,283	3,367,697

Internet — 1.3%
AOL, Inc. (a)	41,079	1,915,103
Liberty Interactive Corp. Class A (a)	105,419	3,094,047

		5,009,150

Media — 3.9%
Comcast Corp. Class A	60,835	3,161,291
DIRECTV (a)	39,292	2,714,684
Gannett Co., Inc.	5,700	168,606
Liberty Global PLC Series A (a)	21,070	1,875,019
Time Warner, Inc.	35,300	2,461,116
Viacom, Inc. Class B	55,019	4,805,360

		15,186,076

Telecommunications — 4.7%
AT&T, Inc.	59,600	2,095,536
Cisco Systems, Inc.	216,711	4,865,162
Corning, Inc.	35,700	636,174
Harris Corp.	2,600	181,506
Juniper Networks, Inc. (a)	5,600	126,392
Motorola Solutions, Inc.	46,984	3,171,420
QUALCOMM, Inc.	18,700	1,388,475

	Number of Shares	Value
Verizon Communications, Inc.	50,814	$2,497,000
Vodafone Group PLC Sponsored ADR (United Kingdom)	76,538	3,008,709

		17,970,374

		41,533,297

Consumer, Cyclical — 7.7%
Airlines — 0.2%
Alaska Air Group, Inc.	1,700	124,729
Delta Air Lines, Inc.	14,600	401,062
Southwest Airlines Co.	17,300	325,932

		851,723

Auto Manufacturers — 1.1%
General Motors Co. (a)	102,200	4,176,914
Oshkosh Corp.	2,100	105,798

		4,282,712

Automotive & Parts — 0.5%
Delphi Automotive PLC	6,300	378,819
The Goodyear Tire & Rubber Co.	5,400	128,790
Johnson Controls, Inc.	16,800	861,840
Lear Corp.	2,100	170,037
TRW Automotive Holdings Corp. (a)	2,900	215,731
WABCO Holdings, Inc. (a)	1,400	130,774

		1,885,991

Entertainment — 0.0%
International Game Technology	6,400	116,224

Housewares — 0.1%
Newell Rubbermaid, Inc.	7,100	230,111

Leisure Time — 0.1%
Royal Caribbean Cruises Ltd.	4,200	199,164

Lodging — 0.0%
Hyatt Hotels Corp. Class A (a)	900	44,514
Wyndham Worldwide Corp.	1,200	88,428

		132,942

Retail — 5.6%
Advance Auto Parts, Inc.	1,800	199,224
AutoNation, Inc. (a)	27,496	1,366,276
AutoZone, Inc. (a)	900	430,146
Bed Bath & Beyond, Inc. (a)	5,400	433,620
Coach, Inc.	3,100	174,003
CVS Caremark Corp.	68,371	4,893,312
Dillard’s, Inc. Class A	500	48,605
Family Dollar Stores, Inc.	39,878	2,590,874
Foot Locker, Inc.	1,600	66,304
GameStop Corp. Class A	2,800	137,928
The Gap, Inc.	11,500	449,420
Kohl’s Corp.	5,400	306,450
Lowe’s Cos., Inc.	59,840	2,965,072
Macy’s, Inc.	19,400	1,035,960

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nordstrom, Inc.	4,200	$259,560
Penske Auto Group, Inc.	2,200	103,752
PetSmart, Inc.	1,100	80,025
Signet Jewelers Ltd.	2,000	157,400
Staples, Inc.	16,200	257,418
Wal-Mart Stores, Inc.	69,700	5,484,693

		21,440,042

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,200	176,032
Mattel, Inc.	7,000	333,060

		509,092

		29,648,001

Consumer, Non-cyclical — 17.4%
Agriculture — 1.7%
Altria Group, Inc.	40,500	1,554,795
Archer-Daniels-Midland Co.	16,200	703,080
Bunge Ltd.	3,200	262,752
Lorillard, Inc.	9,200	466,256
Philip Morris International, Inc.	31,356	2,732,048
Reynolds American, Inc.	13,300	664,867

		6,383,798

Beverages — 0.7%
Coca-Cola Enterprises, Inc.	6,500	286,845
Dr. Pepper Snapple Group, Inc.	2,200	107,184
PepsiCo, Inc.	28,278	2,345,378

		2,739,407

Biotechnology — 0.5%
Amgen, Inc.	18,500	2,111,960

Commercial Services — 0.2%
Global Payments, Inc.	1,700	110,483
Manpower, Inc.	1,700	145,962
Quanta Services, Inc. (a)	4,200	132,552
Western Union Co.	13,500	232,875

		621,872

Cosmetics & Personal Care — 0.3%
The Procter & Gamble Co.	16,205	1,319,249

Foods — 1.3%
General Mills, Inc.	15,500	773,605
The J.M. Smucker Co.	3,100	321,222
The Kroger Co.	12,700	502,031
Mondelez International, Inc. Class A	72,650	2,564,545
Sysco Corp.	12,300	444,030
Tyson Foods, Inc. Class A	6,900	230,874

		4,836,307

Health Care – Products — 2.1%
Becton, Dickinson & Co.	4,800	530,352
Boston Scientific Corp. (a)	29,900	359,398
CareFusion Corp. (a)	4,200	167,244
Covidien PLC	51,629	3,515,935

	Number of Shares	Value
Medtronic, Inc.	24,400	$1,400,316
St. Jude Medical, Inc.	7,000	433,650
Stryker Corp.	9,300	698,802
Varian Medical Systems, Inc. (a)	2,300	178,687
Zimmer Holdings, Inc.	8,000	745,520

		8,029,904

Health Care – Services — 2.3%
Cigna Corp.	6,900	603,612
HCA Holdings, Inc. (a)	41,709	1,989,936
Humana, Inc.	3,800	392,236
Laboratory Corporation of America Holdings (a)	2,200	201,014
UnitedHealth Group, Inc.	66,625	5,016,863
Universal Health Services, Inc. Class B	1,700	138,142
WellPoint, Inc.	7,300	674,447

		9,016,250

Household Products — 0.3%
Kimberly-Clark Corp.	9,400	981,924
Tupperware Brands Corp.	1,200	113,436

		1,095,360

Pharmaceuticals — 8.0%
Bristol-Myers Squibb Co.	45,106	2,397,384
Cardinal Health, Inc.	8,300	554,523
Eli Lilly & Co.	57,715	2,943,465
Forest Laboratories, Inc. (a)	66,192	3,973,506
Merck & Co., Inc.	157,084	7,862,054
Mylan, Inc. (a)	9,400	407,960
Pfizer, Inc.	300,933	9,217,578
Sanofi ADR (France)	60,469	3,242,952
United Therapeutics Corp. (a)	1,200	135,696

		30,735,118

		66,889,225

Energy — 11.9%
Coal — 0.4%
CONSOL Energy, Inc.	41,083	1,562,797

Oil & Gas — 10.4%
Atwood Oceanics, Inc. (a)	1,300	69,407
Chesapeake Energy Corp.	7,300	198,122
Chevron Corp.	85,590	10,691,047
ConocoPhillips	38,000	2,684,700
Devon Energy Corp.	10,000	618,700
Exxon Mobil Corp.	87,344	8,839,213
Helmerich & Payne, Inc.	2,400	201,792
Hess Corp.	42,534	3,530,322
Marathon Oil Corp.	99,544	3,513,903
Murphy Oil Corp.	4,100	266,008
Noble Energy, Inc.	42,128	2,869,338
Occidental Petroleum Corp.	19,700	1,873,470
Patterson-UTI Energy, Inc.	2,900	73,428

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Phillips 66	14,900	$1,149,237
Rowan Cos. PLC Class A (a)	3,100	109,616
Tesoro Corp.	3,000	175,500
Valero Energy Corp.	57,036	2,874,615

		39,738,418

Oil & Gas Services — 1.1%
Halliburton Co.	9,400	477,050
National Oilwell Varco, Inc.	10,400	827,112
Oil States International, Inc. (a)	600	61,032
Schlumberger Ltd.	31,930	2,877,212

		4,242,406

		45,543,621

Financial — 26.1% Banks — 9.8%
Bank of America Corp.	460,320	7,167,182
Bank of New York Mellon Corp.	28,200	985,308
BB&T Corp.	14,800	552,336
Capital One Financial Corp.	12,300	942,303
Comerica, Inc.	4,500	213,930
Commerce Bancshares, Inc.	2,400	107,784
Cullen/Frost Bankers, Inc.	1,300	96,759
East West Bancorp, Inc.	3,400	118,898
Fifth Third Bancorp	131,976	2,775,455
Huntington Bancshares, Inc.	20,300	195,895
KeyCorp	22,300	299,266
Northern Trust Corp.	5,000	309,450
PNC Financial Services Group, Inc.	51,887	4,025,394
Regions Financial Corp.	34,200	338,238
State Street Corp.	63,513	4,661,219
SunTrust Banks, Inc.	13,100	482,211
U.S. Bancorp	88,592	3,579,117
Wells Fargo & Co.	233,227	10,588,506
Zions Bancorp	4,500	134,820

		37,574,071

Diversified Financial — 8.8%
American Express Co.	26,400	2,395,272
Ameriprise Financial, Inc.	38,075	4,380,529
BlackRock, Inc.	4,100	1,297,527
CIT Group, Inc.	4,900	255,437
Citigroup, Inc.	61,427	3,200,961
Discover Financial Services	64,907	3,631,547
Franklin Resources, Inc.	15,500	894,815
The Goldman Sachs Group, Inc.	11,000	1,949,860
Invesco Ltd.	10,800	393,120
JP Morgan Chase & Co.	194,628	11,381,845
Legg Mason, Inc.	51,496	2,239,046
Morgan Stanley	48,000	1,505,280
The NASDAQ OMX Group, Inc.	4,100	163,180
SLM Corp.	9,700	254,916

		33,943,335

	Number of Shares	Value
Insurance — 6.7%
ACE Ltd.	8,300	$859,299
Aflac, Inc.	11,400	761,520
Alleghany Corp. (a)	400	159,984
The Allstate Corp.	11,400	621,756
American Financial Group, Inc.	5,200	300,144
American International Group, Inc.	92,976	4,746,424
Arch Capital Group Ltd. (a)	3,300	196,977
Assurant, Inc.	1,800	119,466
Assured Guaranty Ltd.	2,000	47,180
Axis Capital Holdings Ltd.	2,800	133,196
The Chubb Corp.	15,600	1,507,428
Cincinnati Financial Corp.	3,400	178,058
Everest Re Group Ltd.	1,200	187,044
Genworth Financial, Inc. Class A (a)	5,500	85,415
HCC Insurance Holdings, Inc.	3,500	161,490
Lincoln National Corp.	6,500	335,530
Loews Corp.	22,500	1,085,400
MetLife, Inc.	59,674	3,217,622
Old Republic International Corp.	6,300	108,801
PartnerRe Ltd.	1,300	137,059
Principal Financial Group, Inc.	7,200	355,032
The Progressive Corp.	6,600	179,982
Prudential Financial, Inc.	11,300	1,042,086
Reinsurance Group of America, Inc. Class A	2,100	162,561
RenaissanceRe Holdings Ltd.	3,100	301,754
Torchmark Corp.	5,900	461,085
The Travelers Cos., Inc.	48,583	4,398,705
Unum Group	98,710	3,462,747
W.R. Berkley Corp.	4,400	190,916
XL Group PLC	7,000	222,880

		25,727,541

Real Estate Investment Trusts (REITS) — 0.7%
Weyerhaeuser Co.	87,380	2,758,587

Savings & Loans — 0.1%
First Niagara Financial Group, Inc.	7,800	82,836
New York Community Bancorp, Inc.	10,800	181,980
People’s United Financial, Inc.	7,900	119,448

		384,264

		100,387,798

Industrial — 12.4%
Aerospace & Defense — 1.9%
General Dynamics Corp.	9,500	907,725
L-3 Communications Holdings, Inc.	2,200	235,092
Lockheed Martin Corp.	7,900	1,174,414
Northrop Grumman Corp.	34,712	3,978,342
Raytheon Co.	7,900	716,530
Rockwell Collins, Inc.	3,400	251,328

		7,263,431

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	15,700	$1,101,826
Energizer Holdings, Inc.	1,400	151,536

		1,253,362

Electronics — 0.1%
Arrow Electronics, Inc. (a)	2,500	135,625
Avnet, Inc.	5,100	224,961

		360,586

Engineering & Construction — 0.1%
Fluor Corp.	4,000	321,160
KBR, Inc.	3,200	102,048
URS Corp.	1,800	95,382

		518,590

Environmental Controls — 0.1%
Republic Services, Inc.	7,700	255,640

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,400	153,328
Stanley Black & Decker, Inc.	3,900	314,691

		468,019

Machinery – Construction & Mining — 0.5%
Ingersoll-Rand PLC	3,200	197,120
Terex Corp.	42,704	1,793,141

		1,990,261

Machinery – Diversified — 0.7%
AGCO Corp.	2,400	142,056
Cummins, Inc.	4,100	577,977
Deere & Co.	20,045	1,830,710

		2,550,743

Manufacturing — 6.1%
Dover Corp.	19,909	1,922,015
Eaton Corp. PLC	38,312	2,916,310
General Electric Co.	393,940	11,042,138
Honeywell International, Inc.	41,018	3,747,815
Illinois Tool Works, Inc.	38,554	3,241,620
Parker Hannifin Corp.	3,600	463,104
Trinity Industries, Inc.	900	49,068

		23,382,070

Packaging & Containers — 0.9%
Ball Corp.	1,600	82,656
Bemis Co., Inc.	2,500	102,400
Crown Holdings, Inc. (a)	3,500	155,995
Owens-Illinois, Inc. (a)	4,000	143,120
Sealed Air Corp.	88,187	3,002,767
Sonoco Products Co.	2,600	108,472

		3,595,410

Transportation — 1.6%
CSX Corp.	25,000	719,250
FedEx Corp.	6,600	948,882

	Number of Shares	Value
Norfolk Southern Corp.	39,053	$3,625,290
Union Pacific Corp.	5,100	856,800

		6,150,222

Trucking & Leasing — 0.0%
AMERCO (a)	200	47,568

		47,835,902

Technology — 6.8%
Computers — 3.3%
Apple, Inc.	14,312	8,030,606
Computer Sciences Corp.	3,600	201,168
EMC Corp.	97,393	2,449,434
Hewlett-Packard Co.	47,100	1,317,858
SanDisk Corp.	5,000	352,700
Western Digital Corp.	5,800	486,620

		12,838,386

Office Equipment/Supplies — 0.1%
Xerox Corp.	30,200	367,534

Semiconductors — 1.2%
Intel Corp.	54,900	1,425,204
Marvell Technology Group Ltd.	12,100	173,998
NVIDIA Corp.	14,200	227,484
Skyworks Solutions, Inc. (a)	2,100	59,976
Texas Instruments, Inc.	63,551	2,790,525

		4,677,187

Software — 2.2%
Activision Blizzard, Inc.	22,300	397,609
CA, Inc.	11,200	376,880
The Dun & Bradstreet Corp.	1,100	135,025
Microsoft Corp.	167,515	6,270,086
Oracle Corp.	29,503	1,128,785

		8,308,385

		26,191,492

Utilities — 2.0%
Electric — 1.9%
The AES Corp.	18,200	264,082
Alliant Energy Corp.	2,700	139,320
Ameren Corp.	5,900	213,344
Calpine Corp. (a)	95,810	1,869,253
FirstEnergy Corp.	44,384	1,463,784
MDU Resources Group, Inc.	4,000	122,200
NextEra Energy, Inc.	29,011	2,483,922
Northeast Utilities	6,600	279,774
Public Service Enterprise Group, Inc.	9,700	310,788

		7,146,467

Gas — 0.1%
Atmos Energy Corp.	2,500	113,550
Sempra Energy	4,400	394,944

		508,494

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Water — 0.0%
American Water Works Co., Inc.	3,500	$147,910

		7,802,871

TOTAL COMMON STOCK (Cost $267,774,436)		374,989,854

TOTAL EQUITIES (Cost $267,774,436)		374,989,854

MUTUAL FUNDS — 0.7%
Diversified Financial — 0.7%
iShares Russell 1000 Value Index Fund	26,800	2,523,488

TOTAL MUTUAL FUNDS (Cost $2,361,633)		2,523,488

TOTAL LONG-TERM INVESTMENTS (Cost $270,136,069)		377,513,342

	Principal Amount
SHORT-TERM INVESTMENTS — 2.3%
Repurchase Agreement — 2.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$8,988,794	8,988,794

TOTAL SHORT-TERM INVESTMENTS (Cost $8,988,794)		8,988,794

TOTAL INVESTMENTS — 100.5% (Cost $279,124,863) (c)		386,502,136

Other Assets/(Liabilities) — (0.5)%		(2,053,684)

NET ASSETS — 100.0%		$384,448,452

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $8,988,799. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $9,174,523.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 99.6%

COMMON STOCK — 99.6%
Basic Materials — 4.1%
Chemicals — 1.8%
The Dow Chemical Co.	379,910	$16,868,004
E.I. du Pont de Nemours & Co.	142,080	9,230,937

		26,098,941

Forest Products & Paper — 0.9%
International Paper Co.	272,700	13,370,481

Iron & Steel — 1.4%
Nucor Corp.	158,810	8,477,278
Steel Dynamics, Inc.	574,720	11,230,029

		19,707,307

		59,176,729

Communications — 9.7%
Advertising — 0.7%
The Interpublic Group of Companies, Inc.	597,730	10,579,821

Internet — 1.4%
Symantec Corp.	851,840	20,086,387

Media — 3.2%
CBS Corp. Class B	188,150	11,992,681
Comcast Corp. Class A	380,740	19,785,154
Thomson Reuters Corp.	363,530	13,748,705

		45,526,540

Telecommunications — 4.4%
Cisco Systems, Inc.	1,696,110	38,077,670
Verizon Communications, Inc.	495,260	24,337,076

		62,414,746

		138,607,494

Consumer, Cyclical — 10.7%
Auto Manufacturers — 1.2%
General Motors Co. (a)	159,500	6,518,765
Paccar, Inc.	172,830	10,226,351

		16,745,116

Home Builders — 0.9%
PulteGroup, Inc.	625,800	12,747,546

Housewares — 1.0%
Newell Rubbermaid, Inc.	450,240	14,592,278

Retail — 7.6%
AutoZone, Inc. (a)	38,030	18,176,058
CVS Caremark Corp.	276,950	19,821,311
The Home Depot, Inc.	175,490	14,449,847
Kohl’s Corp.	152,550	8,657,213
Lowe’s Cos., Inc.	361,770	17,925,704
Nordstrom, Inc.	184,610	11,408,898

	Number of Shares	Value
PVH Corp.	139,410	$18,962,548

		109,401,579

		153,486,519

Consumer, Non-cyclical — 15.9%
Agriculture — 0.9%
Philip Morris International, Inc.	139,680	12,170,319

Beverages — 2.3%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	161,820	17,227,357
Diageo PLC Sponsored ADR (United Kingdom)	119,200	15,784,464

		33,011,821

Biotechnology — 1.1%
Amgen, Inc.	143,120	16,338,579

Foods — 0.7%
Kraft Foods Group, Inc.	179,546	9,681,120

Health Care – Products — 3.6%
Baxter International, Inc.	239,730	16,673,222
Covidien PLC	288,210	19,627,101
Johnson & Johnson	160,470	14,697,447

		50,997,770

Health Care – Services — 1.9%
UnitedHealth Group, Inc.	366,960	27,632,088

Pharmaceuticals — 5.4%
AstraZeneca PLC Sponsored ADR (United Kingdom)	120,000	7,124,400
Merck & Co., Inc.	717,350	35,903,368
Pfizer, Inc.	249,635	7,646,320
Roche Holding AG	72,857	20,423,053
Zoetis, Inc.	184,548	6,032,874

		77,130,015

		226,961,712

Energy — 11.8%
Oil & Gas — 10.4%
Anadarko Petroleum Corp.	156,550	12,417,546
Chevron Corp.	368,690	46,053,068
EOG Resources, Inc.	80,240	13,467,482
Exxon Mobil Corp.	283,680	28,708,416
Marathon Oil Corp.	453,090	15,994,077
Occidental Petroleum Corp.	192,560	18,312,456
Southwestern Energy Co. (a)	348,740	13,715,944

		148,668,989

Oil & Gas Services — 1.4%
Halliburton Co.	409,530	20,783,647

		169,452,636

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 27.2%
Banks — 7.2%
BB&T Corp.	454,170	$16,949,624
PNC Financial Services Group, Inc.	397,560	30,842,705
Wells Fargo & Co.	1,199,560	54,460,024

		102,252,353

Diversified Financial — 11.7%
Ameriprise Financial, Inc.	153,620	17,673,981
BlackRock, Inc.	71,170	22,523,170
Citigroup, Inc.	487,220	25,389,034
Credit Suisse Group Sponsored ADR (Switzerland)	236,955	7,355,083
The Goldman Sachs Group, Inc.	119,970	21,265,882
IntercontinentalExchange, Inc.	89,770	20,191,069
JP Morgan Chase & Co.	903,516	52,837,616

		167,235,835

Insurance — 7.5%
ACE Ltd.	277,600	28,739,928
American International Group, Inc.	333,900	17,045,595
The Chubb Corp.	128,900	12,455,607
Marsh & McLennan Cos., Inc.	530,380	25,649,177
Principal Financial Group, Inc.	239,898	11,829,370
Unum Group	339,340	11,904,047

		107,623,724

Real Estate Investment Trusts (REITS) — 0.8%
Host Hotels & Resorts, Inc.	596,300	11,592,072

		388,703,984

Industrial — 9.6%
Aerospace & Defense — 3.1%
The Boeing Co.	74,700	10,195,803
Spirit AeroSystems Holdings, Inc. Class A (a)	438,470	14,943,057
United Technologies Corp.	168,320	19,154,816

		44,293,676

Machinery – Construction & Mining — 1.0%
Ingersoll-Rand PLC	225,510	13,891,416

Manufacturing — 5.5%
3M Co.	107,520	15,079,680
Eaton Corp. PLC	282,890	21,533,587
General Electric Co.	1,046,640	29,337,319
Illinois Tool Works, Inc.	153,450	12,902,076

		78,852,662

		137,037,754

Technology — 8.0%
Computers — 1.7%
EMC Corp.	988,180	24,852,727

Semiconductors — 4.9%
Analog Devices, Inc.	286,130	14,572,601
Intel Corp.	975,260	25,317,750

	Number of Shares	Value
Maxim Integrated Products, Inc.	460,040	$12,839,716
Xilinx, Inc.	391,230	17,965,282

		70,695,349

Software — 1.4%
Microsoft Corp.	518,470	19,406,332

		114,954,408

Utilities — 2.6%
Electric — 2.6%
Edison International	216,780	10,036,914
Entergy Corp.	131,940	8,347,844
NextEra Energy, Inc.	84,950	7,273,419
Northeast Utilities	262,300	11,118,897

		36,777,074

TOTAL COMMON STOCK (Cost $970,365,520)		1,425,158,310

TOTAL EQUITIES (Cost $970,365,520)		1,425,158,310

TOTAL LONG-TERM INVESTMENTS (Cost $970,365,520)		1,425,158,310

	Principal Amount
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$13,467,620	13,467,620

TOTAL SHORT-TERM INVESTMENTS (Cost $13,467,620)		13,467,620

TOTAL INVESTMENTS — 100.5% (Cost $983,833,140) (c)		1,438,625,930

Other Assets/(Liabilities) — (0.5)%		(7,375,246)

NET ASSETS — 100.0%		$1,431,250,684

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $13,467,628. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/15/40, and an aggregate market value, including accrued interest, of $13,739,337.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 95.4%

COMMON STOCK — 95.3%
Basic Materials — 3.4%
Chemicals — 1.2%
BASF SE Sponsored ADR (Germany)	27,300	$2,942,667
The Dow Chemical Co.	36,113	1,603,417
LyondellBasell Industries NV Class A	16,687	1,339,632

		5,885,716

Forest Products & Paper — 0.6%
International Paper Co.	45,574	2,234,493
MeadWestvaco Corp.	16,633	614,257

		2,848,750

Iron & Steel — 1.1%
Carpenter Technology Corp.	81,400	5,063,080

Mining — 0.5%
Alcoa, Inc.	220,400	2,342,852

		16,140,398

Communications — 6.7%
Advertising — 1.0%
Aimia, Inc.	266,500	4,889,955

Media — 0.9%
Gannett Co., Inc.	51,522	1,524,020
Reed Elsevier NV	41,040	871,996
Time Warner, Inc.	13,172	918,352
Vivendi SA	32,743	866,187

		4,180,555

Telecommunications — 4.8%
AT&T, Inc.	123,849	4,354,531
BCE, Inc.	29,012	1,255,930
BT Group PLC	119,628	753,222
CenturyLink, Inc.	69,626	2,217,588
Cisco Systems, Inc.	119,264	2,677,477
Deutsche Telekom AG Sponsored ADR (Germany) (a)	90,998	1,570,626
Telstra Corp. Ltd.	248,517	1,165,223
Verizon Communications, Inc.	26,817	1,317,787
Vodafone Group PLC Sponsored ADR (United Kingdom)	163,195	6,415,195
West Corp.	24,848	638,842

		22,366,421

		31,436,931

Consumer, Cyclical — 4.5%
Auto Manufacturers — 0.4%
Daimler AG	17,523	1,516,805
General Motors Co. (b)	10,848	443,358

		1,960,163

	Number of Shares	Value
Entertainment — 0.5%
National CineMedia, Inc.	50,537	$1,008,719
Regal Entertainment Group Class A (a)	58,118	1,130,395

		2,139,114

Home Builders — 0.7%
Lennar Corp.	103,450	3,488,334

Retail — 2.9%
Cash America International, Inc.	133,009	5,094,245
The Home Depot, Inc.	15,400	1,268,036
McDonald’s Corp.	24,251	2,353,074
Wal-Mart Stores, Inc.	61,600	4,847,304

		13,562,659

		21,150,270

Consumer, Non-cyclical — 25.5%
Agriculture — 3.9%
Altria Group, Inc.	37,736	1,448,685
Lorillard, Inc.	67,128	3,402,047
Philip Morris International, Inc.	150,628	13,124,218

		17,974,950

Beverages — 0.6%
The Coca-Cola Co.	71,167	2,939,909

Commercial Services — 1.9%
Donnelley (R.R.) & Sons Co. (a)	69,530	1,410,068
MasterCard, Inc. Class A	1,800	1,503,828
Paychex, Inc.	17,240	784,937
Western Union Co.	298,700	5,152,575

		8,851,408

Cosmetics & Personal Care — 0.7%
The Procter & Gamble Co.	42,074	3,425,244

Foods — 2.1%
ConAgra Foods, Inc.	99,085	3,339,164
Kraft Foods Group, Inc.	30,543	1,646,878
Mondelez International, Inc. Class A	21,459	757,503
Sysco Corp.	29,337	1,059,066
Tyson Foods, Inc. Class A	91,300	3,054,898

		9,857,509

Health Care – Products — 1.5%
Johnson & Johnson	74,335	6,808,343

Household Products — 1.7%
Reckitt Benckiser Group PLC	10,496	835,657
Tupperware Brands Corp.	74,700	7,061,391

		7,897,048

Pharmaceuticals — 13.1%
AbbVie, Inc.	72,920	3,850,905
Actavis PLC (b)	9,900	1,663,200
Bristol-Myers Squibb Co.	25,094	1,333,746

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cardinal Health, Inc.	8,212	$548,644
Eli Lilly & Co.	233,233	11,894,883
GlaxoSmithKline PLC ADR (United Kingdom)	9,226	492,576
Herbalife Ltd. (a)	119,100	9,373,170
Merck & Co., Inc.	285,268	14,277,664
Novartis AG ADR (Switzerland)	9,908	796,405
Pfizer, Inc.	531,356	16,275,434
Sanofi ADR (France)	16,510	885,431

		61,392,058

		119,146,469

Energy — 11.4%
Oil & Gas — 11.1%
BP PLC Sponsored ADR (United Kingdom)	111,000	5,395,710
Chesapeake Energy Corp.	98,100	2,662,434
Chevron Corp.	49,675	6,204,904
ConocoPhillips	75,010	5,299,456
Ensco PLC Class A	258,000	14,752,440
Exxon Mobil Corp.	75,364	7,626,837
Occidental Petroleum Corp.	29,055	2,763,131
Phillips 66	17,900	1,380,627
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	81,900	5,837,013

		51,922,552

Pipelines — 0.3%
Spectra Energy Corp.	34,324	1,222,621

		53,145,173

Financial — 19.4%
Banks — 5.8%
Bank of America Corp.	641,836	9,993,387
Bank of Montreal	24,768	1,651,035
Fifth Third Bancorp	43,133	907,087
M&T Bank Corp. (a)	18,061	2,102,662
National Australia Bank Ltd.	14,718	459,464
SunTrust Banks, Inc.	78,972	2,906,959
The Toronto-Dominion Bank	10,576	996,682
U.S. Bancorp	63,975	2,584,590
Wells Fargo & Co.	116,504	5,289,282

		26,891,148

Diversified Financial — 5.4%
BlackRock, Inc.	7,047	2,230,164
Citigroup, Inc.	154,500	8,050,995
JP Morgan Chase & Co.	254,507	14,883,569

		25,164,728

Insurance — 8.0%
American International Group, Inc.	139,800	7,136,790
CNO Financial Group, Inc.	1,168,000	20,661,920
ING US, Inc.	163,247	5,738,132

	Number of Shares	Value
MetLife, Inc.	12,196	$384,662
PartnerRe Ltd.	6,392	673,909
XL Group PLC	84,566	2,692,581

		37,287,994

Investment Companies — 0.1%
New Mountain Finance Corp.	43,277	650,886

Real Estate Investment Trusts (REITS) — 0.1%
OMEGA Healthcare Investors, Inc.	17,242	513,812

		90,508,568

Industrial — 8.4%
Aerospace & Defense — 1.9%
Lockheed Martin Corp.	14,579	2,167,314
Northrop Grumman Corp.	59,200	6,784,912

		8,952,226

Electronics — 0.6%
TE Connectivity Ltd.	53,200	2,931,852

Engineering & Construction — 1.3%
Fluor Corp.	39,600	3,179,484
KBR, Inc.	84,800	2,704,272

		5,883,756

Environmental Controls — 0.2%
Waste Management, Inc.	20,861	936,033

Machinery – Diversified — 0.3%
Flowserve Corp.	20,400	1,608,132

Manufacturing — 2.8%
Eaton Corp. PLC	22,976	1,748,933
General Electric Co.	231,904	6,500,269
Honeywell International, Inc.	19,134	1,748,274
Illinois Tool Works, Inc.	14,763	1,241,273
Leggett & Platt, Inc.	46,610	1,442,114
Siemens AG Sponsored ADR (Germany) (a)	4,518	625,788

		13,306,651

Packaging & Containers — 0.7%
Packaging Corporation of America	48,425	3,064,334

Transportation — 0.5%
FedEx Corp.	15,400	2,214,058

Trucking & Leasing — 0.1%
Fly Leasing Ltd. ADR (Bermuda)	35,272	566,821

		39,463,863

Technology — 9.7%
Computers — 2.5%
Apple, Inc.	5,274	2,959,294
Hewlett-Packard Co.	311,800	8,724,164

		11,683,458

Semiconductors — 1.3%
Analog Devices, Inc.	23,191	1,181,118
Intel Corp.	87,849	2,280,560

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Maxim Integrated Products, Inc.	8,785	$245,189
Microchip Technology, Inc.	49,601	2,219,645

		5,926,512

Software — 5.9%
CA, Inc.	428,519	14,419,664
Microsoft Corp.	311,179	11,647,430
Oracle Corp.	39,800	1,522,748

		27,589,842

		45,199,812

Utilities — 6.3%
Electric — 6.0%
Ameren Corp.	24,000	867,840
American Electric Power Co., Inc.	38,508	1,799,864
Dominion Resources, Inc.	16,256	1,051,601
Duke Energy Corp.	21,575	1,488,891
Entergy Corp.	89,600	5,668,992
Exelon Corp.	300,300	8,225,217
National Grid PLC	47,930	626,273
NextEra Energy, Inc.	44,300	3,792,966
PG&E Corp.	21,238	855,467
PPL Corp.	36,403	1,095,366
Public Service Enterprise Group, Inc.	16,910	541,796
SCANA Corp.	6,608	310,113
TECO Energy, Inc. (a)	44,604	768,973
Terna Rete Elettrica Nazionale SpA	197,866	994,441

		28,087,800

Gas — 0.3%
Sempra Energy	13,071	1,173,253

		29,261,053

TOTAL COMMON STOCK (Cost $359,671,319)		445,452,537

PREFERRED STOCK — 0.1%
Basic Materials — 0.1%
Iron & Steel — 0.1%
ArcelorMittal 6.000% (a)	25,898	673,348

TOTAL PREFERRED STOCK (Cost $647,450)		673,348

TOTAL EQUITIES (Cost $360,318,769)		446,125,885

	Principal Amount
BONDS & NOTES — 1.2%

CORPORATE DEBT — 1.2%
Diversified Financial — 1.2%
The Goldman Sachs Group, Inc. (c) 1.000% 5/20/14	$164,500	2,483,292

	Principal Amount	Value
The Goldman Sachs Group, Inc. (c) 1.000% 3/03/14	$22,630	$1,295,137
The Goldman Sachs Group, Inc. (c) 1.000% 3/11/14	140,600	1,670,750

		5,449,179

TOTAL CORPORATE DEBT (Cost $5,328,019)		5,449,179

TOTAL BONDS & NOTES (Cost $5,328,019)		5,449,179

	Number of Shares

MUTUAL FUNDS — 3.6%
Diversified Financial — 3.6%
State Street Navigator Securities Lending Prime Portfolio (d)	16,890,854	16,890,854

TOTAL MUTUAL FUNDS (Cost $16,890,854)		16,890,854

TOTAL LONG-TERM INVESTMENTS (Cost $382,537,642)		468,465,918

	Principal Amount

SHORT-TERM INVESTMENTS — 3.2%
Repurchase Agreement — 3.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (e)	14,942,443	14,942,443

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	58,349	58,349

TOTAL SHORT-TERM INVESTMENTS (Cost $15,000,792)		15,000,792

TOTAL INVESTMENTS — 103.4% (Cost $397,538,434) (f)		483,466,710

Other Assets/(Liabilities) — (3.4)%		(15,828,138)

NET ASSETS — 100.0%		$467,638,572

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $16,497,837. Total securities on loan may not correspond with the amounts

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Portfolio of Investments (Continued)

Notes to Portfolio Investments (Continued)

identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $5,449,179 or 1.17% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $14,942,452. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 1/25/39, and an aggregate market value, including accrued interest, of $15,248,549.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Basic Materials — 3.3%
Chemicals — 2.5%
Air Products & Chemicals, Inc.	39,254	$4,387,812
Airgas, Inc.	12,730	1,423,851
CF Industries Holdings, Inc.	10,595	2,469,059
The Dow Chemical Co.	224,180	9,953,592
E.I. du Pont de Nemours & Co.	170,997	11,109,675
Eastman Chemical Co.	28,005	2,260,004
Ecolab, Inc.	49,831	5,195,878
FMC Corp.	24,629	1,858,504
International Flavors & Fragrances, Inc.	14,627	1,257,630
LyondellBasell Industries NV Class A	80,672	6,476,348
Monsanto Co.	97,342	11,345,210
The Mosaic Co.	63,864	3,018,851
PPG Industries, Inc.	26,161	4,961,695
Praxair, Inc.	54,814	7,127,464
The Sherwin-Williams Co.	15,851	2,908,659
Sigma-Aldrich Corp.	21,873	2,056,281

		77,810,513

Forest Products & Paper — 0.2%
International Paper Co.	82,007	4,020,803
MeadWestvaco Corp.	33,447	1,235,198

		5,256,001

Iron & Steel — 0.2%
Allegheny Technologies, Inc.	18,561	661,328
Cliffs Natural Resources, Inc.	29,004	760,195
Nucor Corp.	59,319	3,166,448
United States Steel Corp.	27,752	818,684

		5,406,655

Mining — 0.4%
Alcoa, Inc.	197,979	2,104,517
Freeport-McMoRan Copper & Gold, Inc.	192,688	7,272,045
Newmont Mining Corp.	94,013	2,165,119
Vulcan Materials Co.	24,235	1,440,044

		12,981,725

		101,454,894

Communications — 12.7%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	78,734	1,393,592
Omnicom Group, Inc.	48,110	3,577,940

		4,971,532

	Number of Shares	Value
Internet — 4.7%
Akamai Technologies, Inc. (a)	34,279	$1,617,283
Amazon.com, Inc. (a)	68,579	27,348,619
eBay, Inc. (a)	215,411	11,823,910
Expedia, Inc.	19,443	1,354,399
F5 Networks, Inc. (a)	14,151	1,285,760
Facebook, Inc. Class A (a)	304,175	16,626,205
Google, Inc. Class A (a)	51,901	58,165,970
Netflix, Inc. (a)	10,835	3,989,122
Priceline.com, Inc. (a)	9,513	11,057,911
Symantec Corp.	129,086	3,043,848
TripAdvisor, Inc. (a)	20,837	1,725,929
VeriSign, Inc. (a)	24,450	1,461,621
Yahoo!, Inc. (a)	174,272	7,047,560

		146,548,137

Media — 3.7%
Cablevision Systems Corp. Class A	38,007	681,465
CBS Corp. Class B	103,027	6,566,941
Comcast Corp. Class A	481,900	25,041,933
DIRECTV (a)	90,334	6,241,176
Discovery Communications, Inc. Series A (a)	41,487	3,751,255
Gannett Co., Inc.	41,332	1,222,601
Graham Holdings Co. Class B	806	534,636
The McGraw Hill Financial, Inc.	50,583	3,955,591
News Corp. Class A (a)	94,804	1,708,368
Nielsen Holdings NV	46,127	2,116,768
Scripps Networks Interactive Class A	19,819	1,712,560
Time Warner Cable, Inc.	52,318	7,089,089
Time Warner, Inc.	167,758	11,696,088
Twenty-First Century Fox Class A	362,475	12,751,870
Viacom, Inc. Class B	75,308	6,577,401
The Walt Disney Co.	301,793	23,056,985

		114,704,727

Telecommunications — 4.1%
AT&T, Inc.	972,685	34,199,605
CenturyLink, Inc.	109,942	3,501,653
Cisco Systems, Inc.	988,887	22,200,513
Corning, Inc.	265,936	4,738,979
Crown Castle International Corp. (a)	61,950	4,548,988
Frontier Communications Corp.	187,404	871,429
Harris Corp.	19,785	1,381,191
Juniper Networks, Inc. (a)	96,107	2,169,135
Motorola Solutions, Inc.	42,800	2,889,000
QUALCOMM, Inc.	313,216	23,256,288
Verizon Communications, Inc.	529,062	25,998,107
Windstream Corp.	116,049	926,071

		126,680,959

		392,905,355

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Cyclical — 9.5%
Airlines — 0.2%
Delta Air Lines, Inc.	159,720	$4,387,509
Southwest Airlines Co.	129,680	2,443,171

		6,830,680

Apparel — 0.5%
Nike, Inc. Class B	138,202	10,868,205
Ralph Lauren Corp.	10,964	1,935,914
VF Corp.	64,356	4,011,953

		16,816,072

Auto Manufacturers — 0.8%
Ford Motor Co.	730,380	11,269,764
General Motors Co. (a)	210,805	8,615,600
Paccar, Inc.	65,220	3,859,067

		23,744,431

Automotive & Parts — 0.4%
BorgWarner, Inc.	41,828	2,338,604
Delphi Automotive PLC	51,017	3,067,652
The Goodyear Tire & Rubber Co.	46,505	1,109,144
Johnson Controls, Inc.	127,234	6,527,104

		13,042,504

Distribution & Wholesale — 0.3%
Fastenal Co.	50,296	2,389,563
Fossil Group, Inc. (a)	9,074	1,088,335
Genuine Parts Co.	27,980	2,327,656
W.W. Grainger, Inc.	11,616	2,966,959

		8,772,513

Entertainment — 0.0%
International Game Technology	47,070	854,791

Home Builders — 0.1%
D.R. Horton, Inc.	49,996	1,115,911
Lennar Corp. Class A	30,738	1,215,995
PulteGroup, Inc.	63,703	1,297,630

		3,629,536

Home Furnishing — 0.1%
Harman International Industries, Inc.	12,569	1,028,773
Whirlpool Corp.	14,304	2,243,725

		3,272,498

Housewares — 0.1%
Newell Rubbermaid, Inc.	54,448	1,764,660

Leisure Time — 0.2%
Carnival Corp.	80,105	3,217,818
Harley-Davidson, Inc.	40,459	2,801,381

		6,019,199

Lodging — 0.3%
Marriott International, Inc. Class A	40,876	2,017,640
Starwood Hotels & Resorts Worldwide, Inc.	36,125	2,870,131

	Number of Shares	Value
Wyndham Worldwide Corp.	24,558	$1,809,679
Wynn Resorts Ltd.	14,849	2,883,824

		9,581,274

Retail — 6.3%
AutoNation, Inc. (a)	11,613	577,050
AutoZone, Inc. (a)	6,301	3,011,500
Bed Bath & Beyond, Inc. (a)	39,476	3,169,923
Best Buy Co., Inc.	50,881	2,029,134
CarMax, Inc. (a)	42,445	1,995,764
Chipotle Mexican Grill, Inc. (a)	5,775	3,076,805
Coach, Inc.	52,161	2,927,797
Costco Wholesale Corp.	80,849	9,621,839
CVS Caremark Corp.	220,108	15,753,130
Darden Restaurants, Inc.	23,421	1,273,400
Dollar General Corp. (a)	54,355	3,278,694
Dollar Tree, Inc. (a)	37,982	2,142,944
Family Dollar Stores, Inc.	17,222	1,118,913
GameStop Corp. Class A	20,885	1,028,795
The Gap, Inc.	49,765	1,944,816
The Home Depot, Inc.	260,375	21,439,277
Kohl’s Corp.	37,939	2,153,038
L Brands, Inc.	44,566	2,756,407
Lowe’s Cos., Inc.	194,190	9,622,114
Macy’s, Inc.	69,215	3,696,081
McDonald’s Corp.	183,748	17,829,068
Michael Kors Holdings Ltd. (a)	33,809	2,744,953
Nordstrom, Inc.	26,825	1,657,785
O’Reilly Automotive, Inc. (a)	19,952	2,568,022
PetSmart, Inc.	18,595	1,352,786
PVH Corp.	15,213	2,069,272
Ross Stores, Inc.	39,676	2,972,923
Staples, Inc.	119,809	1,903,765
Starbucks Corp.	139,367	10,924,979
Target Corp.	116,950	7,399,427
Tiffany & Co.	20,964	1,945,040
The TJX Cos., Inc.	131,134	8,357,170
Urban Outfitters, Inc. (a)	20,537	761,923
Wal-Mart Stores, Inc.	299,091	23,535,471
Walgreen Co.	161,156	9,256,801
Yum! Brands, Inc.	82,975	6,273,740

		194,170,546

Textiles — 0.1%
Cintas Corp.	18,849	1,123,212
Mohawk Industries, Inc. (a)	11,403	1,697,907

		2,821,119

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	21,165	1,164,286
Mattel, Inc.	62,191	2,959,048

		4,123,334

		295,443,157

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 22.2%
Agriculture — 1.7%
Altria Group, Inc.	369,460	$14,183,570
Archer-Daniels-Midland Co.	123,141	5,344,319
Lorillard, Inc.	68,202	3,456,477
Philip Morris International, Inc.	296,550	25,838,402
Reynolds American, Inc.	57,560	2,877,424

		51,700,192

Beverages — 2.1%
Brown-Forman Corp. Class B	29,511	2,230,146
The Coca-Cola Co.	702,001	28,999,661
Coca-Cola Enterprises, Inc.	43,868	1,935,895
Constellation Brands, Inc. Class A (a)	31,441	2,212,818
Dr. Pepper Snapple Group, Inc.	36,824	1,794,065
Molson Coors Brewing Co. Class B	29,583	1,661,085
Monster Beverage Corp. (a)	24,457	1,657,451
PepsiCo, Inc.	283,690	23,529,249

		64,020,370

Biotechnology — 1.8%
Alexion Pharmaceuticals, Inc. (a)	36,629	4,873,855
Amgen, Inc.	139,502	15,925,548
Biogen Idec, Inc. (a)	43,705	12,226,474
Celgene Corp. (a)	76,234	12,880,497
Life Technologies Corp. (a)	32,124	2,434,999
Regeneron Pharmaceuticals, Inc. (a)	14,385	3,959,327
Vertex Pharmaceuticals, Inc. (a)	43,625	3,241,338

		55,542,038

Commercial Services — 2.2%
The ADT Corp.	36,138	1,462,505
Alliance Data Systems Corp. (a)	9,037	2,376,098
Automatic Data Processing, Inc.	88,572	7,157,503
Equifax, Inc.	23,290	1,609,106
H&R Block, Inc.	49,074	1,425,109
Iron Mountain, Inc.	31,455	954,659
MasterCard, Inc. Class A	19,143	15,993,211
McKesson Corp.	42,475	6,855,465
Moody’s Corp.	35,008	2,747,078
Paychex, Inc.	60,327	2,746,688
Quanta Services, Inc. (a)	40,357	1,273,667
Robert Half International, Inc.	26,108	1,096,275
Total System Services, Inc.	31,281	1,041,032
Visa, Inc. Class A	94,164	20,968,440
Western Union Co.	99,817	1,721,843

		69,428,679

Cosmetics & Personal Care — 1.8%
Avon Products, Inc.	78,130	1,345,399
Colgate-Palmolive Co.	162,857	10,619,905
The Estee Lauder Cos., Inc. Class A	47,645	3,588,621
The Procter & Gamble Co.	502,667	40,922,121

		56,476,046

	Number of Shares	Value
Foods — 1.7%
Campbell Soup Co.	32,253	$1,395,910
ConAgra Foods, Inc.	77,638	2,616,401
General Mills, Inc.	117,903	5,884,539
The Hershey Co.	28,144	2,736,441
Hormel Foods Corp.	24,731	1,117,099
The J.M. Smucker Co.	19,394	2,009,606
Kellogg Co.	47,016	2,871,267
Kraft Foods Group, Inc.	110,686	5,968,189
The Kroger Co.	96,499	3,814,606
McCormick & Co., Inc.	23,836	1,642,777
Mondelez International, Inc. Class A	325,122	11,476,807
Safeway, Inc.	44,371	1,445,163
Sysco Corp.	107,170	3,868,837
Tyson Foods, Inc. Class A	51,278	1,715,762
Whole Foods Market, Inc.	68,529	3,963,032

		52,526,436

Health Care – Products — 3.1%
Baxter International, Inc.	100,592	6,996,174
Becton, Dickinson & Co.	35,834	3,959,299
Boston Scientific Corp. (a)	243,622	2,928,336
C.R. Bard, Inc.	14,390	1,927,397
CareFusion Corp. (a)	38,930	1,550,193
Covidien PLC	84,363	5,745,120
Edwards Lifesciences Corp. (a)	20,401	1,341,570
Intuitive Surgical, Inc. (a)	6,968	2,676,269
Johnson & Johnson	521,704	47,782,869
Medtronic, Inc.	184,644	10,596,719
St. Jude Medical, Inc.	54,201	3,357,752
Stryker Corp.	54,975	4,130,821
Varian Medical Systems, Inc. (a)	20,137	1,564,444
Zimmer Holdings, Inc.	31,368	2,923,184

		97,480,147

Health Care – Services — 1.4%
Aetna, Inc.	68,386	4,690,596
Cigna Corp.	51,554	4,509,944
DaVita HealthCare Partners, Inc. (a)	33,517	2,123,972
Humana, Inc.	28,436	2,935,164
Laboratory Corporation of America Holdings (a)	15,690	1,433,595
Quest Diagnostics, Inc.	27,332	1,463,355
Tenet Healthcare Corp. (a)	18,773	790,719
Thermo Fisher Scientific, Inc.	66,610	7,417,023
UnitedHealth Group, Inc.	185,613	13,976,659
WellPoint, Inc.	55,135	5,093,923

		44,434,950

Household Products — 0.4%
Avery Dennison Corp.	17,430	874,812
Beam, Inc.	30,147	2,051,805
The Clorox Co.	23,811	2,208,708
Kimberly-Clark Corp.	70,116	7,324,317

		12,459,642

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 6.0%
Abbott Laboratories	286,330	$10,975,029
AbbVie, Inc.	294,251	15,539,395
Actavis PLC (a)	32,459	5,453,112
Allergan, Inc.	55,302	6,142,946
AmerisourceBergen Corp.	43,190	3,036,689
Bristol-Myers Squibb Co.	304,576	16,188,214
Cardinal Health, Inc.	63,248	4,225,599
DENTSPLY International, Inc.	25,795	1,250,542
Eli Lilly & Co.	183,365	9,351,615
Express Scripts Holding Co. (a)	148,755	10,448,551
Forest Laboratories, Inc. (a)	43,961	2,638,979
Gilead Sciences, Inc. (a)	283,672	21,317,951
Hospira, Inc. (a)	29,865	1,232,827
Mead Johnson Nutrition Co.	37,740	3,161,102
Merck & Co., Inc.	539,874	27,020,694
Mylan, Inc. (a)	70,852	3,074,977
Patterson Cos., Inc.	14,396	593,115
Perrigo Co. PLC	24,302	3,729,385
Pfizer, Inc.	1,198,499	36,710,024
Zoetis, Inc.	92,646	3,028,598

		185,119,344

		689,187,844

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	56,759	1,608,550

Energy — 10.2%
Coal — 0.1%
CONSOL Energy, Inc.	41,278	1,570,215
Peabody Energy Corp.	50,659	989,370

		2,559,585

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	12,584	687,590

Oil & Gas — 8.0%
Anadarko Petroleum Corp.	93,367	7,405,870
Apache Corp.	73,818	6,343,919
Cabot Oil & Gas Corp.	78,898	3,058,086
Chesapeake Energy Corp.	93,692	2,542,801
Chevron Corp.	355,479	44,402,882
ConocoPhillips	226,229	15,983,079
Denbury Resources, Inc. (a)	67,344	1,106,462
Devon Energy Corp.	71,115	4,399,885
Diamond Offshore Drilling, Inc.	12,391	705,296
Ensco PLC Class A	43,395	2,481,326
EOG Resources, Inc.	50,451	8,467,696
EQT Corp.	28,327	2,543,198
Exxon Mobil Corp.	807,685	81,737,722
Helmerich & Payne, Inc.	19,583	1,646,539
Hess Corp.	53,208	4,416,264
Marathon Oil Corp.	130,013	4,589,459
Marathon Petroleum Corp.	55,656	5,105,325

	Number of Shares	Value
Murphy Oil Corp.	33,162	$2,151,551
Nabors Industries Ltd.	47,243	802,659
Newfield Exploration Co. (a)	25,440	626,587
Noble Corp. PLC	48,284	1,809,201
Noble Energy, Inc.	65,836	4,484,090
Occidental Petroleum Corp.	148,857	14,156,301
Phillips 66	110,280	8,505,896
Pioneer Natural Resources Co.	26,379	4,855,582
QEP Resources, Inc.	32,009	981,076
Range Resources Corp.	30,699	2,588,233
Rowan Cos. PLC Class A (a)	21,635	765,014
Southwestern Energy Co. (a)	66,058	2,598,061
Tesoro Corp.	24,189	1,415,056
Valero Energy Corp.	100,555	5,067,972
WPX Energy, Inc. (a)	35,759	728,768

		248,471,856

Oil & Gas Services — 1.6%
Baker Hughes, Inc.	82,993	4,586,193
Cameron International Corp. (a)	44,781	2,665,813
FMC Technologies, Inc. (a)	44,746	2,336,189
Halliburton Co.	156,498	7,942,273
National Oilwell Varco, Inc.	79,515	6,323,828
Schlumberger Ltd.	243,088	21,904,660
Transocean Ltd.	63,400	3,133,228

		48,892,184

Pipelines — 0.5%
Kinder Morgan, Inc.	123,939	4,461,804
ONEOK, Inc.	37,990	2,362,218
Spectra Energy Corp.	122,916	4,378,268
The Williams Cos., Inc.	125,361	4,835,174

		16,037,464

		316,648,679

Financial — 15.7%
Banks — 4.5%
Bank of America Corp.	1,972,179	30,706,827
Bank of New York Mellon Corp.	212,450	7,423,003
BB&T Corp.	128,946	4,812,265
Capital One Financial Corp.	106,734	8,176,892
Comerica, Inc.	33,393	1,587,503
Fifth Third Bancorp	161,709	3,400,740
Huntington Bancshares, Inc.	158,945	1,533,819
KeyCorp	165,197	2,216,944
M&T Bank Corp.	24,420	2,842,977
Northern Trust Corp.	40,406	2,500,727
PNC Financial Services Group, Inc.	98,592	7,648,767
Regions Financial Corp.	254,947	2,521,426
State Street Corp.	81,911	6,011,448
SunTrust Banks, Inc.	99,500	3,662,595
U.S. Bancorp	338,679	13,682,632
Wells Fargo & Co.	885,932	40,221,313
Zions Bancorp	34,468	1,032,661

		139,982,539

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 5.0%
American Express Co.	170,388	$15,459,303
Ameriprise Financial, Inc.	36,281	4,174,129
BlackRock, Inc.	23,514	7,441,476
The Charles Schwab Corp.	216,429	5,627,154
Citigroup, Inc.	560,906	29,228,812
CME Group, Inc.	57,826	4,537,028
Discover Financial Services	88,530	4,953,254
E*TRADE Financial Corp. (a)	52,041	1,022,085
Franklin Resources, Inc.	74,734	4,314,394
The Goldman Sachs Group, Inc.	77,891	13,806,959
IntercontinentalExchange, Inc.	21,035	4,731,192
Invesco Ltd.	83,076	3,023,966
JP Morgan Chase & Co.	695,196	40,655,062
Legg Mason, Inc.	19,116	831,164
Morgan Stanley	257,381	8,071,468
The NASDAQ OMX Group, Inc.	21,833	868,953
SLM Corp.	80,240	2,108,707
T. Rowe Price Group, Inc.	47,770	4,001,693

		154,856,799

Insurance — 4.3%
ACE Ltd.	62,471	6,467,623
Aflac, Inc.	86,866	5,802,649
The Allstate Corp.	84,923	4,631,700
American International Group, Inc.	272,205	13,896,065
Aon PLC	55,807	4,681,649
Assurant, Inc.	13,750	912,588
Berkshire Hathaway, Inc. Class B (a)	332,798	39,456,531
The Chubb Corp.	47,161	4,557,167
Cincinnati Financial Corp.	26,563	1,391,104
Genworth Financial, Inc. Class A (a)	88,947	1,381,347
The Hartford Financial Services Group, Inc.	82,292	2,981,439
Lincoln National Corp.	48,286	2,492,523
Loews Corp.	57,681	2,782,532
Marsh & McLennan Cos., Inc.	101,022	4,885,424
MetLife, Inc.	207,209	11,172,709
Principal Financial Group, Inc.	51,461	2,537,542
The Progressive Corp.	103,999	2,836,053
Prudential Financial, Inc.	85,014	7,839,991
Torchmark Corp.	16,847	1,316,593
The Travelers Cos., Inc.	67,898	6,147,485
Unum Group	47,513	1,666,756
XL Group PLC	51,088	1,626,642

		131,464,112

Real Estate — 0.0%
CBRE Group, Inc. (a)	50,342	1,323,994

Real Estate Investment Trusts (REITS) — 1.8%
American Tower Corp.	73,589	5,873,874
Apartment Investment & Management Co. Class A	25,400	658,114

	Number of Shares	Value
AvalonBay Communities, Inc.	22,828	$2,698,955
Boston Properties, Inc.	28,112	2,821,602
Equity Residential	62,444	3,238,970
General Growth Properties, Inc.	101,129	2,029,659
HCP, Inc.	83,845	3,045,250
Health Care REIT, Inc.	54,342	2,911,101
Host Hotels & Resorts, Inc.	138,657	2,695,492
Kimco Realty Corp.	78,532	1,551,007
The Macerich Co.	26,244	1,545,509
Plum Creek Timber Co., Inc.	31,987	1,487,715
Prologis, Inc.	91,875	3,394,781
Public Storage	26,500	3,988,780
Simon Property Group, Inc.	57,290	8,717,247
Ventas, Inc.	54,683	3,132,242
Vornado Realty Trust	32,794	2,911,779
Weyerhaeuser Co.	106,768	3,370,666

		56,072,743

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	85,530	806,548
People’s United Financial, Inc.	57,890	875,297

		1,681,845

		485,382,032

Industrial — 10.6%
Aerospace & Defense — 2.0%
The Boeing Co.	127,886	17,455,160
General Dynamics Corp.	61,987	5,922,858
L-3 Communications Holdings, Inc.	16,207	1,731,880
Lockheed Martin Corp.	49,912	7,419,918
Northrop Grumman Corp.	41,132	4,714,139
Raytheon Co.	58,592	5,314,294
Rockwell Collins, Inc.	24,521	1,812,592
United Technologies Corp.	156,137	17,768,391

		62,139,232

Building Materials — 0.1%
Masco Corp.	66,653	1,517,689

Electrical Components & Equipment — 0.4%
AMETEK, Inc.	46,395	2,443,625
Emerson Electric Co.	130,666	9,170,140

		11,613,765

Electronics — 0.5%
Agilent Technologies, Inc.	61,777	3,533,027
Allegion PLC (a)	16,346	722,330
Amphenol Corp. Class A	28,820	2,570,167
FLIR Systems, Inc.	26,708	803,911
Garmin Ltd.	22,313	1,031,307
Jabil Circuit, Inc.	32,571	568,038
PerkinElmer, Inc.	20,397	840,968
TE Connectivity Ltd.	76,846	4,234,983
Waters Corp. (a)	15,385	1,538,500

		15,843,231

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction — 0.1%
Fluor Corp.	30,832	$2,475,501
Jacobs Engineering Group, Inc. (a)	23,690	1,492,233

		3,967,734

Environmental Controls — 0.2%
Republic Services, Inc.	49,107	1,630,352
Stericycle, Inc. (a)	15,620	1,814,576
Waste Management, Inc.	81,713	3,666,462

		7,111,390

Hand & Machine Tools — 0.1%
Snap-on, Inc.	10,399	1,138,899
Stanley Black & Decker, Inc.	29,274	2,362,119

		3,501,018

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	117,494	10,669,630
Ingersoll-Rand PLC	49,038	3,020,741
Joy Global, Inc.	18,848	1,102,419

		14,792,790

Machinery – Diversified — 0.7%
Cummins, Inc.	32,619	4,598,301
Deere & Co.	71,180	6,500,869
Flowserve Corp.	25,967	2,046,979
Rockwell Automation, Inc.	25,226	2,980,704
Roper Industries, Inc.	18,656	2,587,214
Xylem, Inc.	34,800	1,204,080

		19,918,147

Manufacturing — 3.9%
3M Co.	118,568	16,629,162
Danaher Corp.	110,665	8,543,338
Dover Corp.	32,041	3,093,238
Eaton Corp. PLC	87,951	6,694,830
General Electric Co.	1,870,741	52,436,870
Honeywell International, Inc.	145,174	13,264,549
Illinois Tool Works, Inc.	75,366	6,336,773
Leggett & Platt, Inc.	25,868	800,356
Pall Corp.	20,689	1,765,806
Parker Hannifin Corp.	27,849	3,582,495
Pentair Ltd.	36,815	2,859,421
Textron, Inc.	51,290	1,885,421
Tyco International Ltd.	86,398	3,545,774

		121,438,033

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	27,082	7,293,183

Packaging & Containers — 0.2%
Ball Corp.	25,981	1,342,178
Bemis Co., Inc.	18,763	768,533
Owens-Illinois, Inc. (a)	29,408	1,052,218
Sealed Air Corp.	35,316	1,202,510

		4,365,439

	Number of Shares	Value
Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	27,969	$1,631,711
CSX Corp.	187,549	5,395,785
Expeditors International of Washington, Inc.	37,103	1,641,808
FedEx Corp.	55,148	7,928,628
Kansas City Southern	20,765	2,571,330
Norfolk Southern Corp.	56,929	5,284,719
Ryder System, Inc.	9,098	671,250
Union Pacific Corp.	85,314	14,332,752
United Parcel Service, Inc. Class B	132,738	13,948,109

		53,406,092

		326,907,743

Technology — 11.4%
Computers — 5.7%
Accenture PLC Class A	117,720	9,678,938
Apple, Inc.	166,418	93,378,804
Cognizant Technology Solutions Corp. Class A (a)	56,387	5,693,959
Computer Sciences Corp.	27,112	1,515,019
EMC Corp.	380,362	9,566,104
Hewlett-Packard Co.	355,440	9,945,211
International Business Machines Corp.	188,769	35,407,401
NetApp, Inc.	63,895	2,628,640
SanDisk Corp.	41,240	2,909,070
Seagate Technology PLC	60,478	3,396,445
Teradata Corp. (a)	29,485	1,341,273
Western Digital Corp.	38,391	3,221,005

		178,681,869

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	36,006	838,940
Xerox Corp.	218,004	2,653,108

		3,492,048

Semiconductors — 2.0%
Altera Corp.	57,871	1,882,544
Analog Devices, Inc.	57,228	2,914,622
Applied Materials, Inc.	221,133	3,911,843
Broadcom Corp. Class A	99,494	2,949,997
Intel Corp.	919,766	23,877,125
KLA-Tencor Corp.	30,894	1,991,427
Lam Research Corp. (a)	30,256	1,647,439
Linear Technology Corp.	43,955	2,002,150
LSI Corp.	98,954	1,090,473
Microchip Technology, Inc.	36,864	1,649,664
Micron Technology, Inc. (a)	194,592	4,234,322
NVIDIA Corp.	104,417	1,672,760
Texas Instruments, Inc.	203,050	8,915,926
Xilinx, Inc.	49,380	2,267,530

		61,007,822

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 3.6%
Adobe Systems, Inc. (a)	85,895	$5,143,393
Autodesk, Inc. (a)	41,627	2,095,087
CA, Inc.	59,759	2,010,890
Cerner Corp. (a)	54,008	3,010,406
Citrix Systems, Inc. (a)	33,781	2,136,648
The Dun & Bradstreet Corp.	6,948	852,867
Electronic Arts, Inc. (a)	57,527	1,319,669
Fidelity National Information Services, Inc.	54,860	2,944,885
Fiserv, Inc. (a)	48,116	2,841,250
Intuit, Inc.	52,436	4,001,915
Microsoft Corp.	1,405,162	52,595,214
Oracle Corp.	650,729	24,896,892
Red Hat, Inc. (a)	34,226	1,918,025
Salesforce.com, Inc. (a)	102,690	5,667,461

		111,434,602

		354,616,341

Utilities — 2.8%
Electric — 2.6%
The AES Corp.	122,190	1,772,977
Ameren Corp.	43,610	1,576,938
American Electric Power Co., Inc.	89,560	4,186,034
CenterPoint Energy, Inc.	77,465	1,795,639
CMS Energy Corp.	47,325	1,266,890
Consolidated Edison, Inc.	54,764	3,027,354
Dominion Resources, Inc.	107,373	6,945,959
DTE Energy Co.	33,049	2,194,123
Duke Energy Corp.	130,873	9,031,546
Edison International	60,311	2,792,399
Entergy Corp.	33,763	2,136,185
Exelon Corp.	157,018	4,300,723
FirstEnergy Corp.	77,458	2,554,565
Integrys Energy Group, Inc.	14,054	764,678
NextEra Energy, Inc.	79,663	6,820,746
Northeast Utilities	59,076	2,504,232
NRG Energy, Inc.	58,353	1,675,898
Pepco Holdings, Inc.	45,347	867,488
PG&E Corp.	84,057	3,385,816
Pinnacle West Capital Corp.	19,769	1,046,175
PPL Corp.	117,772	3,543,759
Public Service Enterprise Group, Inc.	94,590	3,030,664
SCANA Corp.	25,542	1,198,686
The Southern Co.	162,683	6,687,898
TECO Energy, Inc.	38,330	660,809
Wisconsin Energy Corp.	41,708	1,724,209
Xcel Energy, Inc.	93,606	2,615,352

		80,107,742

Gas — 0.2%
AGL Resources, Inc.	22,309	1,053,654

	Number of Shares	Value
NiSource, Inc.	56,505	$1,857,885
Sempra Energy	42,686	3,831,495

		6,743,034

		86,850,776

TOTAL COMMON STOCK (Cost $1,901,200,742)		3,051,005,371

TOTAL EQUITIES (Cost $1,901,200,742)		3,051,005,371

TOTAL LONG-TERM INVESTMENTS (Cost $1,901,200,742)		3,051,005,371

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$47,183,665	47,183,665

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	10,041	10,041

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (c) 0.000% 4/10/14	5,125,000	5,124,287
U.S. Treasury Bill (c) 0.000% 4/10/14	35,000	34,994

		5,159,281

TOTAL SHORT-TERM INVESTMENTS (Cost $52,352,987)		52,352,987

TOTAL INVESTMENTS — 100.2% (Cost $1,953,553,729) (d)		3,103,358,358

Other Assets/(Liabilities) — (0.2)%		(6,580,122)

NET ASSETS — 100.0%		$3,096,778,236

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $47,183,691. Collateralized by U.S. Government Agency obligations with rates ranging from 3.000% – 4.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $48,130,721.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 92.5%

COMMON STOCK — 92.5%
Consumer, Cyclical — 31.9%
Auto Manufacturers — 6.2%
General Motors Co. (a)	1,378,000	$56,318,860

Automotive & Parts — 4.2%
Delphi Automotive PLC	642,998	38,663,470

Entertainment — 5.3%
Gaming and Leisure Properties, Inc. (a)	742,000	37,701,020
Penn National Gaming, Inc. (a)	742,000	10,632,860

		48,333,880

Lodging — 4.0%
Starwood Hotels & Resorts Worldwide, Inc.	457,000	36,308,650

Retail — 10.1%
CarMax, Inc. (a)	325,000	15,281,500
Family Dollar Stores, Inc.	670,000	43,529,900
Tiffany & Co.	350,000	32,473,000

		91,284,400

Textiles — 2.1%
Fifth & Pacific Cos., Inc. (a)	585,000	18,760,950

		289,670,210

Consumer, Non-cyclical — 5.2%
Commercial Services — 5.2%
Visa, Inc. Class A	213,000	47,430,840

Energy — 8.2%
Oil & Gas Services — 8.2%
Dresser-Rand Group, Inc. (a)	500,500	29,844,815
National Oilwell Varco, Inc.	560,000	44,536,800

		74,381,615

Financial — 25.0%
Banks — 6.0%
Wells Fargo & Co.	1,194,800	54,243,920

Diversified Financial — 10.4%
Franklin Resources, Inc.	846,000	48,839,580
JP Morgan Chase & Co.	779,000	45,555,920

		94,395,500

Insurance — 8.6%
American International Group, Inc.	964,000	49,212,200
Aon PLC	340,500	28,564,545

		77,776,745

		226,416,165

Industrial — 6.8%
Aerospace & Defense — 3.8%
Triumph Group, Inc.	444,000	33,775,080

	Number of Shares	Value
Manufacturing — 3.0%
Illinois Tool Works, Inc.	326,000	$27,410,080

		61,185,160

Technology — 15.4%
Semiconductors — 10.9%
Applied Materials, Inc.	2,773,000	49,054,370
Intel Corp.	1,918,000	49,791,280

		98,845,650

Software — 4.5%
Oracle Corp.	1,055,000	40,364,300

		139,209,950

TOTAL COMMON STOCK (Cost $538,543,460)		838,293,940

TOTAL EQUITIES (Cost $538,543,460)		838,293,940

TOTAL LONG-TERM INVESTMENTS (Cost $538,543,460)		838,293,940

	Principal Amount
SHORT-TERM INVESTMENTS — 8.3%
Repurchase Agreement — 8.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$75,525,101	75,525,101

TOTAL SHORT-TERM INVESTMENTS (Cost $75,525,101)		75,525,101

TOTAL INVESTMENTS — 100.8% (Cost $614,068,561) (c)		913,819,041

Other Assets/(Liabilities) — (0.8)%		(6,885,308)

NET ASSETS — 100.0%		$906,933,733

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $75,525,143. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 4.000%, maturity dates ranging from 5/15/40 – 9/15/40, and an aggregate market value, including accrued interest, of $77,036,499.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Basic Materials — 0.6%
Chemicals — 0.6%
Monsanto Co.	1,667	$194,289
The Sherwin-Williams Co.	2,945	540,407

		734,696

Communications — 19.3%
Advertising — 1.0%
Omnicom Group, Inc.	17,611	1,309,730

Internet — 11.0%
Amazon.com, Inc. (a)	2,422	965,869
eBay, Inc. (a)	9,481	520,412
Facebook, Inc. Class A (a)	35,485	1,939,610
Google, Inc. Class A (a)	4,533	5,080,179
HomeAway, Inc. (a)	13,862	566,679
IAC/InterActiveCorp	25,448	1,748,023
LinkedIn Corp. (a)	3,111	674,558
Priceline.com, Inc. (a)	1,151	1,337,922
Yahoo!, Inc. (a)	30,216	1,221,935

		14,055,187

Media — 4.3%
Comcast Corp. Class A	43,410	2,255,801
Discovery Communications, Inc. Series A (a)	8,943	808,626
Scripps Networks Interactive Class A	10,197	881,123
Twenty-First Century Fox Class A	42,939	1,510,594

		5,456,144

Telecommunications — 3.0%
Cisco Systems, Inc.	70,725	1,587,776
QUALCOMM, Inc.	29,358	2,179,832

		3,767,608

		24,588,669

Consumer, Cyclical — 15.6%
Apparel — 0.7%
Nike, Inc. Class B	11,454	900,743

Auto Manufacturers — 0.9%
Ford Motor Co.	69,224	1,068,126

Home Builders — 0.7%
PulteGroup, Inc.	45,347	923,718

Lodging — 3.2%
Starwood Hotels & Resorts Worldwide, Inc.	19,274	1,531,319
Wyndham Worldwide Corp.	21,624	1,593,473
Wynn Resorts Ltd.	5,099	990,277

		4,115,069

Retail — 10.1%
The Buckle, Inc. (b)	8,378	440,348

	Number of Shares	Value
Chipotle Mexican Grill, Inc. (a)	1,820	$969,660
Costco Wholesale Corp.	9,659	1,149,518
CVS Caremark Corp.	15,964	1,142,543
Dollar Tree, Inc. (a)	14,122	796,763
The Home Depot, Inc.	29,523	2,430,924
Lowe’s Cos., Inc.	51,846	2,568,969
Lululemon Athletica, Inc. (a)	5,780	341,193
O’Reilly Automotive, Inc. (a)	7,489	963,909
PetSmart, Inc.	10,171	739,940
The TJX Cos., Inc.	20,245	1,290,214

		12,833,981

		19,841,637

Consumer, Non-cyclical — 21.3%
Beverages — 1.3%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	7,340	781,416
Green Mountain Coffee Roasters, Inc. (a) (b)	11,263	851,258

		1,632,674

Biotechnology — 5.5%
Amgen, Inc.	24,268	2,770,435
Biogen Idec, Inc. (a)	6,145	1,719,063
Celgene Corp. (a)	14,479	2,446,372

		6,935,870

Commercial Services — 4.7%
The ADT Corp.	10,678	432,139
Alliance Data Systems Corp. (a)	4,292	1,128,495
McKesson Corp.	9,018	1,455,505
Paychex, Inc.	16,556	753,795
Visa, Inc. Class A	9,959	2,217,670

		5,987,604

Health Care – Products — 5.0%
Becton, Dickinson & Co.	10,105	1,116,502
C.R. Bard, Inc.	8,894	1,191,262
Johnson & Johnson	13,531	1,239,304
Medtronic, Inc.	26,724	1,533,690
Zimmer Holdings, Inc.	13,960	1,300,933

		6,381,691

Health Care – Services — 0.7%
Aetna, Inc.	13,418	920,341

Pharmaceuticals — 4.1%
Eli Lilly & Co.	17,459	890,409
Express Scripts Holding Co. (a)	17,428	1,224,143
Gilead Sciences, Inc. (a)	28,205	2,119,606
Merck & Co., Inc.	20,063	1,004,153

		5,238,311

		27,096,491

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 2.9%
Oil & Gas — 1.5%
Apache Corp.	7,720	$663,457
Valero Energy Corp.	23,985	1,208,844

		1,872,301

Oil & Gas Services — 1.4%
National Oilwell Varco, Inc.	13,299	1,057,669
Oceaneering International, Inc.	10,224	806,469

		1,864,138

		3,736,439

Financial — 4.1%
Banks — 1.0%
Bank of America Corp.	83,377	1,298,180

Diversified Financial — 3.1%
American Express Co.	22,385	2,030,991
IntercontinentalExchange, Inc.	5,934	1,334,675
JP Morgan Chase & Co.	9,755	570,473

		3,936,139

		5,234,319

Industrial — 14.3%
Aerospace & Defense — 4.1%
The Boeing Co.	20,936	2,857,555
United Technologies Corp.	20,694	2,354,977

		5,212,532

Machinery – Diversified — 0.9%
Rockwell Automation, Inc.	9,433	1,114,603

Manufacturing — 8.1%
3M Co.	14,985	2,101,646
Danaher Corp.	24,522	1,893,098
Dover Corp.	12,763	1,232,140
Honeywell International, Inc.	17,961	1,641,097
Illinois Tool Works, Inc.	13,215	1,111,117
Parker Hannifin Corp.	12,612	1,622,408
Tyco International Ltd.	18,467	757,886

		10,359,392

Transportation — 1.2%
United Parcel Service, Inc. Class B	14,531	1,526,917

		18,213,444

Technology — 21.6%
Computers — 6.8%
Apple, Inc.	6,804	3,817,792
NetApp, Inc.	54,734	2,251,757
SanDisk Corp.	20,027	1,412,705
Western Digital Corp.	14,428	1,210,509

		8,692,763

Internet — 1.4%
Check Point Software Technologies Ltd. (a)	26,933	1,737,717

	Number of Shares	Value
Semiconductors — 3.5%
Altera Corp.	61,504	$2,000,725
Microchip Technology, Inc.	20,345	910,439
Skyworks Solutions, Inc. (a)	13,701	391,300
Xilinx, Inc.	25,515	1,171,649

		4,474,113

Software — 9.9%
Informatica Corp. (a)	12,230	507,545
Intuit, Inc.	12,102	923,625
Microsoft Corp.	159,724	5,978,469
NetSuite, Inc. (a)	5,137	529,214
Oracle Corp.	91,799	3,512,230
Salesforce.com, Inc. (a)	17,066	941,873
Splunk, Inc. (a)	2,596	178,267

		12,571,223

		27,475,816

TOTAL COMMON STOCK (Cost $97,356,401)		126,921,511

TOTAL EQUITIES (Cost $97,356,401)		126,921,511

MUTUAL FUNDS — 1.0%
Diversified Financial — 1.0%
State Street Navigator Securities Lending Prime Portfolio (c)	1,307,140	1,307,140

TOTAL MUTUAL FUNDS (Cost $1,307,140)		1,307,140

TOTAL LONG-TERM INVESTMENTS (Cost $98,663,541)		128,228,651

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (d)	$875,243	875,243

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	748	748

TOTAL SHORT-TERM INVESTMENTS (Cost $875,991)		875,991

TOTAL INVESTMENTS — 101.4% (Cost $99,539,532) (e)		129,104,642

Other Assets/(Liabilities) — (1.4)%		(1,842,017)

NET ASSETS — 100.0%		$127,262,625

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $1,278,204. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $875,243. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/15/40, and an aggregate market value, including accrued interest, of $894,915.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 100.0%

COMMON STOCK — 100.0%
Basic Materials — 4.3%
Chemicals — 4.3%
Airgas, Inc.	2,100	$234,885
Ecolab, Inc.	132,700	13,836,629
FMC Corp.	38,300	2,890,118
Monsanto Co.	53,000	6,177,150
Praxair, Inc.	94,300	12,261,829
The Sherwin-Williams Co.	71,400	13,101,900

		48,502,511

Communications — 25.8%
Internet — 22.1%
Akamai Technologies, Inc. (a)	97,000	4,576,460
Amazon.com, Inc. (a)	152,000	60,616,080
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	96,300	17,129,844
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	79,800	3,959,676
eBay, Inc. (a)	222,500	12,213,025
Facebook, Inc. Class A (a)	336,021	18,366,908
Google, Inc. Class A (a)	60,100	67,354,671
LinkedIn Corp. (a)	35,800	7,762,514
NAVER Corp.	3,936	2,712,526
Netflix, Inc. (a)	21,000	7,731,570
Priceline.com, Inc. (a)	32,700	38,010,480
Tencent Holdings Ltd.	146,200	9,381,913
TripAdvisor, Inc. (a)	19,300	1,598,619
Twitter, Inc. (a)	23,200	1,476,680

		252,890,966

Media — 2.2%
Discovery Communications, Inc. Series C (a)	178,800	14,994,168
Liberty Global PLC Series A (a)	10,100	898,799
Twenty-First Century Fox Class A	143,100	5,034,258
The Walt Disney Co.	49,700	3,797,080

		24,724,305

Telecommunications — 1.5%
Juniper Networks, Inc. (a)	4,700	106,079
QUALCOMM, Inc.	185,400	13,765,950
Softbank Corp.	34,000	2,980,529

		16,852,558

		294,467,829

Consumer, Cyclical — 17.1%
Airlines — 0.4%
Delta Air Lines, Inc.	165,900	4,557,273

Apparel — 1.0%
Nike, Inc. Class B	73,700	5,795,768
Ralph Lauren Corp.	24,600	4,343,622

	Number of Shares	Value
VF Corp.	24,000	$1,496,160

		11,635,550

Auto Manufacturers — 0.2%
Tesla Motors, Inc. (a)	16,300	2,451,194

Automotive & Parts — 0.1%
Johnson Controls, Inc.	21,900	1,123,470

Distribution & Wholesale — 1.1%
Fastenal Co.	88,000	4,180,880
Fossil Group, Inc. (a)	48,500	5,817,090
W.W. Grainger, Inc.	8,000	2,043,360

		12,041,330

Home Builders — 0.1%
Lennar Corp. Class A	10,500	415,380

Leisure Time — 0.7%
Carnival Corp.	11,500	461,955
Harley-Davidson, Inc.	111,600	7,727,184

		8,189,139

Lodging — 4.1%
Hilton Worldwide Holdings, Inc. (a)	53,300	1,185,925
Las Vegas Sands Corp.	248,000	19,559,760
Marriott International, Inc. Class A	64,290	3,173,354
Starwood Hotels & Resorts Worldwide, Inc.	141,400	11,234,230
Wynn Macau Ltd.	836,800	3,831,256
Wynn Resorts Ltd.	42,300	8,215,083

		47,199,608

Retail — 9.4%
Chipotle Mexican Grill, Inc. (a)	24,300	12,946,554
Costco Wholesale Corp.	27,300	3,248,973
CVS Caremark Corp.	81,100	5,804,327
Dollar Tree, Inc. (a)	49,500	2,792,790
The Home Depot, Inc.	145,100	11,947,534
L Brands, Inc.	98,500	6,092,225
Lowe’s Cos., Inc.	220,100	10,905,955
Lululemon Athletica, Inc. (a)	27,000	1,593,810
Michael Kors Holdings Ltd. (a)	11,200	909,328
O’Reilly Automotive, Inc. (a)	75,300	9,691,863
PVH Corp.	46,900	6,379,338
Ross Stores, Inc.	70,700	5,297,551
Starbucks Corp.	267,300	20,953,647
Tiffany & Co.	21,100	1,957,658
Tractor Supply Co.	84,100	6,524,478

		107,046,031

		194,658,975

Consumer, Non-cyclical — 22.3%
Beverages — 0.8%
Constellation Brands, Inc. Class A (a)	16,400	1,154,232

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Green Mountain Coffee Roasters, Inc. (a)	44,700	$3,378,426
Monster Beverage Corp. (a)	26,600	1,802,682
PepsiCo, Inc.	29,800	2,471,612

		8,806,952

Biotechnology — 5.7%
Alexion Pharmaceuticals, Inc. (a)	83,500	11,110,510
Biogen Idec, Inc. (a)	85,000	23,778,750
Celgene Corp. (a)	127,500	21,542,400
Regeneron Pharmaceuticals, Inc. (a)	30,500	8,394,820
Vertex Pharmaceuticals, Inc. (a)	1,400	104,020

		64,930,500

Commercial Services — 8.2%
Alliance Data Systems Corp. (a)	18,200	4,785,326
MasterCard, Inc. Class A	47,100	39,350,166
McKesson Corp.	154,800	24,984,720
Visa, Inc. Class A	110,800	24,672,944

		93,793,156

Cosmetics & Personal Care — 0.3%
The Procter & Gamble Co.	42,500	3,459,925

Foods — 0.7%
Whole Foods Market, Inc.	138,600	8,015,238

Health Care – Products — 0.7%
Becton, Dickinson & Co.	9,400	1,038,606
Covidien PLC	41,500	2,826,150
Henry Schein, Inc. (a)	2,600	297,076
Stryker Corp.	42,800	3,215,992

		7,377,824

Health Care – Services — 1.4%
Aetna, Inc.	1,500	102,885
Thermo Fisher Scientific, Inc.	116,500	12,972,275
UnitedHealth Group, Inc.	45,600	3,433,680

		16,508,840

Pharmaceuticals — 4.5%
Allergan, Inc.	18,280	2,030,542
AmerisourceBergen Corp.	7,700	541,387
Cardinal Health, Inc.	20,400	1,362,924
Express Scripts Holding Co. (a)	28,400	1,994,816
Gilead Sciences, Inc. (a)	490,800	36,883,620
Perrigo Co. PLC	19,800	3,038,508
Pharmacyclics, Inc. (a)	6,500	687,570
Valeant Pharmaceuticals International, Inc. (a)	41,200	4,836,880

		51,376,247

		254,268,682

Energy — 3.9%
Oil & Gas — 3.2%
Cabot Oil & Gas Corp.	23,600	914,736
Concho Resources, Inc. (a)	42,400	4,579,200

	Number of Shares	Value
EOG Resources, Inc.	8,100	$1,359,504
EQT Corp.	77,400	6,948,972
Pioneer Natural Resources Co.	76,600	14,099,762
Range Resources Corp.	104,353	8,798,002

		36,700,176

Oil & Gas Services — 0.7%
Cameron International Corp. (a)	2,900	172,637
FMC Technologies, Inc. (a)	3,700	193,177
Schlumberger Ltd.	85,700	7,722,427

		8,088,241

		44,788,417

Financial — 9.2%
Banks — 1.3%
Northern Trust Corp.	38,700	2,395,143
State Street Corp.	128,600	9,437,954
U.S. Bancorp	75,400	3,046,160

		14,879,257

Diversified Financial — 5.9%
American Express Co.	152,000	13,790,960
Ameriprise Financial, Inc.	55,600	6,396,780
Citigroup, Inc.	42,400	2,209,464
Franklin Resources, Inc.	193,800	11,188,074
The Goldman Sachs Group, Inc.	1,600	283,616
IntercontinentalExchange, Inc.	32,100	7,219,932
Invesco Ltd.	316,200	11,509,680
JP Morgan Chase & Co.	1,900	111,112
Morgan Stanley	250,700	7,861,952
TD Ameritrade Holding Corp.	198,800	6,091,232

		66,662,802

Insurance — 0.2%
Marsh & McLennan Cos., Inc.	55,900	2,703,324

Real Estate Investment Trusts (REITS) — 1.8%
American Tower Corp.	262,000	20,912,840

		105,158,223

Industrial — 12.4%
Aerospace & Defense — 2.1%
The Boeing Co.	142,600	19,463,474
United Technologies Corp.	45,000	5,121,000

		24,584,474

Electronics — 0.1%
Trimble Navigation Ltd. (a)	32,800	1,138,160

Machinery – Diversified — 1.1%
Flowserve Corp.	55,000	4,335,650
Roper Industries, Inc.	42,300	5,866,164
Wabtec Corp.	30,300	2,250,381

		12,452,195

Manufacturing — 3.5%
3M Co.	8,900	1,248,225

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Danaher Corp.	413,600	$31,929,920
Honeywell International, Inc.	73,800	6,743,106

		39,921,251

Metal Fabricate & Hardware — 2.2%
Precision Castparts Corp.	92,900	25,017,970

Transportation — 3.4%
Canadian Pacific Railway Ltd.	12,500	1,891,500
FedEx Corp.	61,300	8,813,101
J.B. Hunt Transport Services, Inc.	20,400	1,576,920
Kansas City Southern	75,600	9,361,548
Union Pacific Corp.	63,300	10,634,400
United Continental Holdings, Inc. (a)	176,700	6,684,561

		38,962,030

		142,076,080

Technology — 5.0%
Computers — 2.9%
Accenture PLC Class A	2,600	213,772
Apple, Inc.	34,700	19,470,517
Cognizant Technology Solutions Corp. Class A (a)	109,700	11,077,506
IHS, Inc. Class A (a)	17,300	2,070,810

		32,832,605

Software — 2.1%
Autodesk, Inc. (a)	5,400	271,782
Citrix Systems, Inc. (a)	3,700	234,025
Fiserv, Inc. (a)	109,200	6,448,260
Intuit, Inc.	1,200	91,584
Red Hat, Inc. (a)	76,300	4,275,852
Salesforce.com, Inc. (a)	235,500	12,997,245

		24,318,748

		57,151,353

TOTAL COMMON STOCK (Cost $722,527,273)		1,141,072,070

TOTAL EQUITIES (Cost $722,527,273)		1,141,072,070

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,604	1,604

TOTAL MUTUAL FUNDS (Cost $1,604)		1,604

TOTAL LONG-TERM INVESTMENTS (Cost $722,528,877)		1,141,073,674

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$10,777,265	$10,777,265

TOTAL SHORT-TERM INVESTMENTS (Cost $10,777,265)		10,777,265

TOTAL INVESTMENTS — 100.9% (Cost $733,306,142) (c)		1,151,850,939

Other Assets/(Liabilities) — (0.9)%		(10,270,489)

NET ASSETS — 100.0%		$1,141,580,450

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $10,777,271. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $10,994,580.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 98.8%
Basic Materials — 2.3%
Chemicals — 2.3%
Monsanto Co.	99,900	$11,643,345
Syngenta AG Sponsored ADR (Switzerland)	94,250	7,534,345

		19,177,690

Communications — 30.1%
Internet — 25.8%
Amazon.com, Inc. (a)	74,300	29,630,097
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	144,900	25,774,812
eBay, Inc. (a)	217,950	11,963,276
Facebook, Inc. Class A (a)	376,800	20,595,888
Google, Inc. Class A (a)	47,250	52,953,547
Liberty Interactive Corp. Class A (a)	668,550	19,621,942
LinkedIn Corp. (a)	43,100	9,345,373
Priceline.com, Inc. (a)	33,750	39,231,000
VeriSign, Inc. (a)	156,125	9,333,153

		218,449,088

Telecommunications — 4.3%
Crown Castle International Corp. (a)	248,950	18,280,398
QUALCOMM, Inc.	246,500	18,302,625

		36,583,023

		255,032,111

Consumer, Cyclical — 12.5%
Apparel — 2.7%
Nike, Inc. Class B	294,575	23,165,378

Lodging — 1.6%
Las Vegas Sands Corp.	165,700	13,068,759

Retail — 8.2%
Chipotle Mexican Grill, Inc. (a)	32,000	17,048,960
L Brands, Inc.	219,625	13,583,806
Sally Beauty Holdings, Inc. (a)	173,350	5,240,371
Starbucks Corp.	98,600	7,729,254
Ulta Salon Cosmetics & Fragrance, Inc. (a)	100,800	9,729,216
Walgreen Co.	284,300	16,330,192

		69,661,799

		105,895,936

Consumer, Non-cyclical — 22.1%
Biotechnology — 7.0%
Alexion Pharmaceuticals, Inc. (a)	101,500	13,505,590
Biogen Idec, Inc. (a)	51,400	14,379,150
Celgene Corp. (a)	118,500	20,021,760

	Number of Shares	Value
Regeneron Pharmaceuticals, Inc. (a)	42,600	$11,725,224

		59,631,724

Commercial Services — 9.3%
MasterCard, Inc. Class A	28,475	23,789,724
Visa, Inc. Class A	247,050	55,013,094

		78,802,818

Health Care – Products — 1.1%
Intuitive Surgical, Inc. (a)	23,900	9,179,512

Pharmaceuticals — 4.7%
Allergan, Inc.	140,075	15,559,531
BioMarin Pharmaceutical, Inc. (a)	91,600	6,436,732
Novo Nordisk A/S Sponsored ADR (Denmark)	52,325	9,667,567
Perrigo Co. PLC (b)	53,550	8,217,783

		39,881,613

		187,495,667

Energy — 9.7%
Oil & Gas — 3.6%
EOG Resources, Inc.	111,975	18,793,884
Southwestern Energy Co. (a)	298,400	11,736,072

		30,529,956

Oil & Gas Services — 4.3%
FMC Technologies, Inc. (a)	191,500	9,998,215
National Oilwell Varco, Inc.	147,700	11,746,581
Schlumberger Ltd.	164,900	14,859,139

		36,603,935

Pipelines — 1.8%
Kinder Morgan, Inc.	424,382	15,277,752

		82,411,643

Financial — 5.1%
Diversified Financial — 3.8%
The Charles Schwab Corp.	408,000	10,608,000
CME Group, Inc.	110,300	8,654,138
IntercontinentalExchange, Inc.	58,450	13,146,574

		32,408,712

Insurance — 1.3%
The Progressive Corp.	403,275	10,997,309

		43,406,021

Technology — 17.0%
Computers — 1.8%
Apple, Inc.	14,350	8,051,929
Teradata Corp. (a)	153,400	6,978,166

		15,030,095

Semiconductors — 3.5%
ARM Holdings PLC Sponsored ADR (United Kingdom)	262,800	14,385,672

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ASML Holding NV	165,099	$15,469,778

		29,855,450

Software — 11.7%
Adobe Systems, Inc. (a)	259,550	15,541,854
Athenahealth, Inc. (a) (b)	43,600	5,864,200
Cerner Corp. (a)	191,800	10,690,932
Intuit, Inc.	161,975	12,361,932
Microsoft Corp.	397,700	14,885,911
Salesforce.com, Inc. (a)	482,500	26,629,175
Splunk, Inc. (a)	139,900	9,606,933
VeriFone Systems, Inc. (a)	121,425	3,256,618

		98,837,555

		143,723,100

TOTAL COMMON STOCK (Cost $534,247,831)		837,142,168

TOTAL EQUITIES (Cost $534,247,831)		837,142,168

WARRANTS — 0.1%
Utilities — 0.1%
Pipelines — 0.1%
Kinder Morgan, Inc., Expires 5/25/17, Strike 40.00 (a)	122,318	496,611

TOTAL WARRANTS (Cost $258,020)		496,611

MUTUAL FUNDS — 0.9%
Diversified Financial — 0.9%
State Street Naviagtor Securities Lending Prime Portfolio (c)	7,193,709	7,193,709

TOTAL MUTUAL FUNDS (Cost $7,193,709)		7,193,709

TOTAL LONG-TERM INVESTMENTS (Cost $541,699,560)		844,832,488

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (d)	$11,971,234	11,971,234

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	82	82

Value

TOTAL SHORT-TERM INVESTMENTS (Cost $11,971,316)	$11,971,316

TOTAL INVESTMENTS — 101.2% (Cost $553,670,876) (e)	856,803,804

Other Assets/(Liabilities) — (1.2)%	(9,769,110)

NET ASSETS — 100.0%	$847,034,694

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $7,047,586. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $11,971,241. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 1/25/39 – 9/15/40, and an aggregate market value, including accrued interest, of $12,215,724.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 98.0%
Basic Materials — 4.7%
Chemicals — 1.4%
Eastman Chemical Co.	6,300	$508,410
Huntsman Corp.	52,200	1,284,120
Methanex Corp.	8,800	521,312

		2,313,842

Forest Products & Paper — 0.7%
International Paper Co.	21,000	1,029,630

Iron & Steel — 1.7%
Gerdau SA Sponsored ADR (Brazil)	275,925	2,163,252
Reliance Steel & Aluminum Co.	7,000	530,880

		2,694,132

Mining — 0.9%
Yamana Gold, Inc.	57,400	494,788
Barrick Gold Corp.	57,875	1,020,336

		1,515,124

		7,552,728

Communications — 3.7%
Internet — 1.1%
Web.com Group, Inc. (a)	55,975	1,779,445

Media — 0.8%
Gannett Co., Inc.	42,250	1,249,755

Telecommunications — 1.8%
Amdocs Ltd.	26,300	1,084,612
Finisar Corp. (a)	80,450	1,924,364

		3,008,976

		6,038,176

Consumer, Cyclical — 12.7%
Airlines — 1.8%
American Airlines Group, Inc. (a)	49,600	1,252,400
Delta Air Lines, Inc.	58,950	1,619,356

		2,871,756

Automotive & Parts — 2.1%
Lear Corp.	23,525	1,904,819
Magna International, Inc. Class A	18,295	1,501,288

		3,406,107

Distribution & Wholesale — 1.1%
MRC Global, Inc. (a)	54,275	1,750,912

Entertainment — 0.3%
International Game Technology	24,300	441,288

Home Furnishing — 0.6%
Whirlpool Corp.	6,775	1,062,727

Housewares — 0.3%
Newell Rubbermaid, Inc.	17,600	570,416

	Number of Shares	Value
Lodging — 1.1%
MGM Resorts International (a)	48,625	$1,143,660
Starwood Hotels & Resorts Worldwide, Inc.	7,650	607,792

		1,751,452

Retail — 4.5%
Best Buy Co., Inc.	50,600	2,017,928
Dillard’s, Inc. Class A	8,700	845,727
The Gap, Inc.	22,600	883,208
Guess?, Inc.	13,950	433,427
Hanesbrands, Inc.	17,475	1,227,968
Rite Aid Corp. (a)	150,325	760,644
Staples, Inc.	30,000	476,700
The Wendy’s Co.	68,875	600,590

		7,246,192

Textiles — 0.6%
Mohawk Industries, Inc. (a)	6,305	938,815

Toys, Games & Hobbies — 0.3%
Mattel, Inc.	11,700	556,686

		20,596,351

Consumer, Non-cyclical — 13.4%
Agriculture — 1.1%
Lorillard, Inc.	33,475	1,696,513

Commercial Services — 2.8%
Donnelley (R.R.) & Sons Co.	36,025	730,587
Manpower, Inc.	30,400	2,610,144
McKesson Corp.	7,300	1,178,220

		4,518,951

Foods — 2.4%
ConAgra Foods, Inc.	27,600	930,120
Ingredion, Inc.	14,900	1,020,054
The Kroger Co.	12,200	482,266
SUPERVALU, Inc. (a)	129,450	943,690
Tyson Foods, Inc. Class A	17,300	578,858

		3,954,988

Health Care – Products — 2.1%
Boston Scientific Corp. (a)	82,800	995,256
C.R. Bard, Inc.	3,700	495,578
St. Jude Medical, Inc.	12,850	796,058
Zimmer Holdings, Inc.	11,300	1,053,047

		3,339,939

Health Care – Services — 2.3%
Aetna, Inc.	28,125	1,929,094
Cigna Corp.	6,500	568,620
Universal Health Services, Inc. Class B	15,725	1,277,813

		3,775,527

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.7%
Avery Dennison Corp.	22,800	$1,144,332

Pharmaceuticals — 2.0%
Cardinal Health, Inc.	33,650	2,248,157
Omnicare, Inc.	17,650	1,065,354

		3,313,511

		21,743,761

Energy — 8.7%
Coal — 1.0%
Peabody Energy Corp.	81,150	1,584,860

Energy – Alternate Sources — 0.6%
First Solar, Inc. (a)	19,875	1,085,970

Oil & Gas — 7.0%
Chesapeake Energy Corp.	121,450	3,296,153
Cimarex Energy Co.	22,010	2,309,069
Ensco PLC Class A	8,800	503,184
Helmerich & Payne, Inc.	6,900	580,152
Marathon Petroleum Corp.	6,500	596,245
Murphy Oil Corp.	14,600	947,248
Murphy USA, Inc. (a)	3,650	151,694
Western Refining, Inc.	29,675	1,258,517
Whiting Petroleum Corp. (a)	27,100	1,676,677

		11,318,939

Oil & Gas Services — 0.1%
Tidewater, Inc.	2,175	128,912

		14,118,681

Financial — 26.6%
Banks — 6.4%
BB&T Corp.	28,500	1,063,620
Fifth Third Bancorp	84,125	1,769,149
Huntington Bancshares, Inc.	263,800	2,545,670
PNC Financial Services Group, Inc.	13,500	1,047,330
Regions Financial Corp.	268,875	2,659,173
Webster Financial Corp.	39,050	1,217,579

		10,302,521

Diversified Financial — 5.0%
Ameriprise Financial, Inc.	11,000	1,265,550
CIT Group, Inc.	11,275	587,766
Discover Financial Services	25,875	1,447,706
Invesco Ltd.	78,100	2,842,840
Nationstar Mortgage Holdings, Inc. (a)	23,625	873,180
SLM Corp.	39,400	1,035,432

		8,052,474

Insurance — 7.1%
The Allstate Corp.	31,125	1,697,557
Everest Re Group Ltd.	3,750	584,513
HCC Insurance Holdings, Inc.	29,975	1,383,047
ING US, Inc.	74,225	2,609,009

	Number of Shares	Value
Lincoln National Corp.	32,625	$1,684,102
Reinsurance Group of America, Inc. Class A	6,900	534,129
Unum Group	33,425	1,172,549
Validus Holdings Ltd.	45,525	1,834,202

		11,499,108

Real Estate — 0.4%
CBRE Group, Inc. (a)	26,275	691,033

Real Estate Investment Trusts (REITS) — 7.7%
BioMed Realty Trust, Inc.	95,100	1,723,212
Brandywine Realty Trust	101,825	1,434,714
CBL & Associates Properties, Inc.	143,725	2,581,301
DuPont Fabros Technology, Inc.	42,550	1,051,410
Hospitality Properties Trust	33,800	913,614
Kimco Realty Corp.	23,100	456,225
Liberty Property Trust	67,425	2,283,685
Weyerhaeuser Co.	66,575	2,101,773

		12,545,934

		43,091,070

Industrial — 13.0%
Aerospace & Defense — 1.5%
Alliant Techsystems, Inc.	11,495	1,398,712
L-3 Communications Holdings, Inc.	10,400	1,111,344

		2,510,056

Electrical Components & Equipment — 2.0%
Energizer Holdings, Inc.	15,880	1,718,851
Generac Holdings, Inc.	28,250	1,600,080

		3,318,931

Electronics — 1.7%
Agilent Technologies, Inc.	38,675	2,211,823
Avnet, Inc.	11,200	494,032

		2,705,855

Environmental Controls — 0.6%
Republic Services, Inc.	29,500	979,400

Machinery – Construction & Mining — 0.5%
Terex Corp.	17,975	754,770

Manufacturing — 3.0%
Dover Corp.	5,095	491,871
ITT Corp.	24,075	1,045,337
Parker Hannifin Corp.	21,095	2,713,661
Trinity Industries, Inc.	11,000	599,720

		4,850,589

Packaging & Containers — 1.9%
Graphic Packaging Holding Co. (a)	125,400	1,203,840
Owens-Illinois, Inc. (a)	53,400	1,910,652

		3,114,492

Shipbuilding — 0.4%
Huntington Ingalls Industries, Inc.	6,920	622,869

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 1.4%
CSX Corp.	38,700	$1,113,399
Swift Transportation Co. (a)	52,800	1,172,688

		2,286,087

		21,143,049

Technology — 7.1%
Computers — 0.4%
SanDisk Corp.	8,750	617,225

Office Equipment/Supplies — 1.2%
Xerox Corp.	163,600	1,991,012

Semiconductors — 3.6%
KLA-Tencor Corp.	8,300	535,018
Lam Research Corp. (a)	30,500	1,660,725
Marvell Technology Group Ltd.	41,825	601,444
Micron Technology, Inc. (a)	55,700	1,212,032
NXP Semiconductor NV (a)	26,950	1,237,813
Skyworks Solutions, Inc. (a)	21,175	604,758

		5,851,790

Software — 1.9%
CA, Inc.	33,100	1,113,815
Electronic Arts, Inc. (a)	32,475	744,977
TiVo, Inc. (a)	85,850	1,126,352

		2,985,144

		11,445,171

Utilities — 8.1%
Electric — 6.2%
The AES Corp.	174,100	2,526,191
Ameren Corp.	52,550	1,900,208
Cleco Corp.	31,800	1,482,516
CMS Energy Corp.	83,700	2,240,649
PPL Corp.	32,000	962,880
SCANA Corp.	19,800	929,214

		10,041,658

Gas — 1.9%
AGL Resources, Inc.	21,300	1,005,999
Atmos Energy Corp.	45,375	2,060,932

		3,066,931

		13,108,589

TOTAL COMMON STOCK (Cost $131,878,932)		158,837,576

TOTAL EQUITIES (Cost $131,878,932)		158,837,576

TOTAL LONG-TERM INVESTMENTS (Cost $131,878,932)		158,837,576

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$2,956,295	$2,956,295

TOTAL SHORT-TERM INVESTMENTS (Cost $2,956,295)		2,956,295

TOTAL INVESTMENTS — 99.8% (Cost $134,835,227) (c)		161,793,871

Other Assets/(Liabilities) — 0.2%		245,451

NET ASSETS — 100.0%		$162,039,322

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,956,297. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 1/25/39 – 9/25/39, and an aggregate market value, including accrued interest, of $3,018,799.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 96.9%

COMMON STOCK — 96.9%
Basic Materials — 3.9%
Chemicals — 3.2%
Innospec, Inc.	18,880	$872,634
PolyOne Corp.	93,400	3,301,690
Sensient Technologies Corp.	15,970	774,864

		4,949,188

Forest Products & Paper — 0.7%
Deltic Timber Corp.	16,080	1,092,475

		6,041,663

Communications — 0.9%
Media — 0.9%
John Wiley & Sons, Inc. Class A	26,300	1,451,760

Consumer, Cyclical — 19.4%
Apparel — 0.9%
Ascena Retail Group, Inc. (a)	65,600	1,388,096

Auto Manufacturers — 1.3%
Oshkosh Corp.	39,300	1,979,934

Automotive & Parts — 1.6%
American Axle & Manufacturing Holdings, Inc. (a)	123,900	2,533,755

Distribution & Wholesale — 1.9%
ScanSource, Inc. (a)	24,040	1,020,017
United Stationers, Inc.	40,580	1,862,216

		2,882,233

Home Furnishing — 1.7%
Whirlpool Corp.	16,800	2,635,248

Leisure Time — 1.5%
Brunswick Corp.	50,900	2,344,454

Office Furnishings — 0.9%
Herman Miller, Inc.	45,800	1,352,016

Retail — 6.9%
Advance Auto Parts, Inc.	18,090	2,002,202
Casey’s General Stores, Inc.	13,280	932,920
The Cato Corp. Class A	49,990	1,589,682
CEC Entertainment, Inc.	32,961	1,459,513
Fred’s, Inc. Class A	69,050	1,278,806
The Men’s Wearhouse, Inc.	44,900	2,293,492
Stage Stores, Inc.	46,560	1,034,563

		10,591,178

Storage & Warehousing — 1.6%
Mobile Mini, Inc. (a)	60,900	2,507,862

Textiles — 1.1%
G&K Services, Inc. Class A	26,570	1,653,451

		29,868,227

	Number of Shares	Value
Consumer, Non-cyclical — 11.5%
Biotechnology — 1.2%
Charles River Laboratories International, Inc. (a)	35,320	$1,873,373

Commercial Services — 1.8%
Corrections Corporation of America	26,678	855,563
Forrester Research, Inc.	29,370	1,123,696
MAXIMUS, Inc.	17,250	758,828

		2,738,087

Foods — 0.4%
Post Holdings, Inc. (a)	12,910	636,076

Health Care – Products — 1.2%
Haemonetics Corp. (a)	23,700	998,481
Steris Corp.	18,100	869,705

		1,868,186

Health Care – Services — 4.1%
AmSurg Corp. (a)	25,180	1,156,265
Covance, Inc. (a)	18,300	1,611,498
HealthSouth Corp.	75,300	2,508,996
ICON PLC (a)	26,410	1,067,228

		6,343,987

Household Products — 2.8%
Acco Brands Corp. (a)	131,100	880,992
Helen of Troy Ltd. (a)	18,220	902,072
The Scotts Miracle-Gro Co. Class A	40,200	2,501,244

		4,284,308

		17,744,017

Energy — 2.8%
Oil & Gas — 2.1%
Diamondback Energy, Inc. (a)	16,720	883,819
Linn Co. LLC	59,304	1,827,157
Whiting Petroleum Corp. (a)	8,660	535,794

		3,246,770

Oil & Gas Services — 0.7%
SEACOR Holdings, Inc. (a)	11,190	1,020,528

		4,267,298

Financial — 17.1%
Banks — 8.2%
City National Corp.	33,700	2,669,714
First Midwest Bancorp, Inc.	68,330	1,197,825
Hancock Holding Co.	20,240	742,403
Hanmi Financial Corp.	38,400	840,576
International Bancshares Corp.	47,730	1,259,595
MB Financial, Inc.	25,440	816,370
Northwest Bancshares, Inc.	76,900	1,136,582
Prosperity Bancshares, Inc.	35,200	2,231,328
Webster Financial Corp.	45,720	1,425,550

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Westamerica Bancorp.	5,070	$286,252

		12,606,195

Diversified Financial — 0.9%
Janus Capital Group, Inc.	114,200	1,412,654

Insurance — 4.4%
Alleghany Corp. (a)	3,198	1,279,072
Assured Guaranty Ltd.	34,600	816,214
Platinum Underwriters Holdings Ltd.	11,780	721,878
Primerica, Inc.	29,020	1,245,248
ProAssurance Corp.	12,860	623,453
Reinsurance Group of America, Inc. Class A	17,250	1,335,323
White Mountains Insurance Group Ltd.	1,290	777,973

		6,799,161

Investment Companies — 0.8%
Ares Capital Corp.	48,940	869,664
Solar Capital Ltd.	19,368	436,748

		1,306,412

Real Estate Investment Trusts (REITS) — 2.3%
Campus Crest Communities, Inc.	83,730	787,899
DiamondRock Hospitality Co.	53,344	616,123
Education Realty Trust, Inc.	78,700	694,134
Mid-America Apartment Communities, Inc.	12,660	768,969
Summit Hotel Properties, Inc.	72,800	655,200

		3,522,325

Savings & Loans — 0.5%
First Niagara Financial Group, Inc.	71,860	763,153

		26,409,900

Industrial — 29.3%
Aerospace & Defense — 0.7%
Cubic Corp.	20,730	1,091,642

Building Materials — 4.0%
Comfort Systems USA, Inc.	63,400	1,229,326
Gibraltar Industries, Inc. (a)	58,806	1,093,204
Simpson Manufacturing Co., Inc.	37,300	1,370,029
Trex Co., Inc. (a)	30,600	2,433,618

		6,126,177

Electrical Components & Equipment — 3.0%
Belden, Inc.	40,650	2,863,792
Littelfuse, Inc.	19,900	1,849,307

		4,713,099

Electronics — 6.2%
Coherent, Inc. (a)	11,340	843,583
Faro Technologies, Inc. (a)	22,400	1,305,920
II-VI, Inc. (a)	121,400	2,136,640
Park Electrochemical Corp.	32,400	930,528
Plexus Corp. (a)	62,200	2,692,638

	Number of Shares	Value
Vishay Intertechnology, Inc. (a)	125,600	$1,665,456

		9,574,765

Engineering & Construction — 0.8%
Aegion Corp. (a)	57,200	1,252,108

Hand & Machine Tools — 1.1%
Regal-Beloit Corp.	23,400	1,725,048

Machinery – Construction & Mining — 1.6%
Terex Corp.	58,100	2,439,619

Machinery – Diversified — 1.9%
Albany International Corp. Class A	40,230	1,445,464
Flowserve Corp.	7,640	602,261
Zebra Technologies Corp. Class A (a)	16,080	869,606

		2,917,331

Manufacturing — 3.8%
Acuity Brands, Inc.	5,630	615,472
AptarGroup, Inc.	11,880	805,583
Carlisle Cos., Inc.	20,330	1,614,202
ESCO Technologies, Inc.	25,000	856,500
Koppers Holdings, Inc.	14,950	683,962
Matthews International Corp. Class A	29,530	1,258,273

		5,833,992

Metal Fabricate & Hardware — 1.0%
Mueller Industries, Inc.	25,700	1,619,357

Packaging & Containers — 0.4%
Greif, Inc. Class A	11,970	627,228

Transportation — 4.0%
Atlas Air Worldwide Holdings, Inc. (a)	25,770	1,060,436
Era Group, Inc. (a)	24,360	751,750
Forward Air Corp.	40,400	1,773,964
Scorpio Tankers, Inc.	150,480	1,774,159
UTI Worldwide, Inc.	44,790	786,512

		6,146,821

Trucking & Leasing — 0.8%
GATX Corp.	23,600	1,231,212

		45,298,399

Technology — 9.1%
Computers — 3.6%
Diebold, Inc.	36,130	1,192,651
Mentor Graphics Corp.	62,800	1,511,596
Mercury Computer Systems, Inc. (a)	71,200	779,640
MICROS Systems, Inc. (a)	24,850	1,425,645
MTS Systems Corp.	9,890	704,663

		5,614,195

Semiconductors — 4.4%
Brooks Automation, Inc.	121,200	1,271,388
Diodes, Inc. (a)	66,500	1,566,740
Fairchild Semiconductor International, Inc. (a)	123,700	1,651,395

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Maxim Integrated Products, Inc.	39,290	$1,096,584
Micrel, Inc.	37,474	369,868
Photronics, Inc. (a)	85,700	773,871

		6,729,846

Software — 1.1%
Allscripts Healthcare Solutions, Inc. (a)	56,870	879,210
Verint Systems, Inc. (a)	19,100	820,154

		1,699,364

		14,043,405

Utilities — 2.9%
Electric — 0.8%
UNS Energy Corp.	13,550	810,967
Westar Energy, Inc.	15,750	506,678

		1,317,645

Gas — 2.1%
Atmos Energy Corp.	15,340	696,743
The Laclede Group, Inc.	12,650	576,081
New Jersey Resources Corp.	7,260	335,702
UGI Corp.	23,000	953,580
WGL Holdings, Inc.	15,980	640,159

		3,202,265

		4,519,910

TOTAL COMMON STOCK (Cost $101,723,454)		149,644,579

TOTAL EQUITIES (Cost $101,723,454)		149,644,579

TOTAL LONG-TERM INVESTMENTS (Cost $101,723,454)		149,644,579

	Principal Amount
SHORT-TERM INVESTMENTS — 3.3%
Repurchase Agreement — 3.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (b)	$4,984,533	4,984,533

Time Deposits — 0.1%
Euro Time Deposit 0.010% 1/02/14	83,099	83,099

TOTAL SHORT-TERM INVESTMENTS (Cost $5,067,632)		5,067,632

Value
TOTAL INVESTMENTS — 100.2% (Cost $106,791,086) (c)	$154,712,211

Other Assets/(Liabilities) — (0.2)%	(290,955)

NET ASSETS — 100.0%	$154,421,256

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $ 4,984,536. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $ 5,089,629.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 97.5%

COMMON STOCK — 97.5%
Basic Materials — 7.9%
Chemicals — 3.2%
American Vanguard Corp.	59,500	$1,445,255
Axiall Corp.	52,785	2,504,121
Cabot Corp.	27,740	1,425,836
Huntsman Corp.	105,410	2,593,086
Innospec, Inc.	79,600	3,679,112
Minerals Technologies, Inc.	35,700	2,144,499
OM Group, Inc. (a)	42,820	1,559,076
The Valspar Corp.	13,425	957,068

		16,308,053

Forest Products & Paper — 1.9%
Clearwater Paper Corp. (a)	41,500	2,178,750
Deltic Timber Corp.	28,500	1,936,290
KapStone Paper and Packaging Corp. (a)	43,430	2,426,000
Potlatch Corp.	53,400	2,228,916
Wausau Paper Corp.	90,000	1,141,200

		9,911,156

Iron & Steel — 1.3%
Allegheny Technologies, Inc.	54,025	1,924,911
Carpenter Technology Corp.	39,700	2,469,340
Schnitzer Steel Industries, Inc. Class A	28,100	918,027
United States Steel Corp. (b)	50,025	1,475,737

		6,788,015

Mining — 1.5%
AMCOL International Corp.	59,315	2,015,524
AuRico Gold, Inc.	178,600	653,676
Coeur d’Alene Mines Corp. (a)	47,545	515,863
Franco-Nevada Corp.	25,900	1,055,506
Royal Gold, Inc.	23,800	1,096,466
Stillwater Mining Co. (a)	211,900	2,614,846

		7,951,881

		40,959,105

Communications — 3.2%
Internet — 0.9%
Digital River, Inc. (a)	19,740	365,190
HomeAway, Inc. (a)	24,310	993,793
Safeguard Scientifics, Inc. (a)	131,200	2,635,808
Sapient Corp. (a)	38,001	659,697

		4,654,488

Media — 0.4%
The Dolan Co. (a)	70,300	49,210
Saga Communications, Inc. Class A	32,699	1,644,760

	Number of Shares	Value
World Wrestling Entertainment, Inc. Class A	16,300	$270,254

		1,964,224

Telecommunications — 1.9%
Anixter International, Inc.	18,175	1,632,842
Black Box Corp.	29,160	868,968
Finisar Corp. (a)	80,129	1,916,686
Iridium Communications, Inc. (a) (b)	122,975	769,824
Ixia (a)	100,600	1,338,986
Premiere Global Services, Inc. (a)	103,000	1,193,770
SBA Communications Corp. Class A (a)	9,080	815,747
Sonus Networks, Inc. (a)	241,800	761,670
ViaSat, Inc. (a)	12,670	793,775

		10,092,268

		16,710,980

Consumer, Cyclical — 11.5%
Airlines — 0.8%
Alaska Air Group, Inc.	56,400	4,138,068

Apparel — 0.9%
Crocs, Inc. (a)	59,055	940,156
Deckers Outdoor Corp. (a)	28,735	2,426,958
Skechers U.S.A., Inc. Class A (a)	42,840	1,419,289

		4,786,403

Auto Manufacturers — 0.3%
Wabash National Corp. (a)	118,310	1,461,128

Automotive & Parts — 0.6%
Modine Manufacturing Co. (a)	97,000	1,243,540
Spartan Motors, Inc.	79,390	531,913
Tenneco, Inc. (a)	28,525	1,613,659

		3,389,112

Distribution & Wholesale — 1.5%
Beacon Roofing Supply, Inc. (a)	114,000	4,591,920
Pool Corp.	52,200	3,034,908

		7,626,828

Entertainment — 1.3%
Ascent Media Corp. Series A (a)	22,300	1,907,988
Cinemark Holdings, Inc.	44,400	1,479,852
International Speedway Corp. Class A	15,795	560,565
Lions Gate Entertainment Corp. (b)	39,210	1,241,389
National CineMedia, Inc.	32,040	639,518
Vail Resorts, Inc.	16,310	1,227,001

		7,056,313

Home Builders — 1.6%
KB Home (b)	85,900	1,570,252
M/I Homes, Inc. (a)	37,300	949,285
Meritage Home Corp. (a)	73,505	3,527,505

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Winnebago Industries, Inc. (a)	80,500	$2,209,725

		8,256,767

Home Furnishing — 0.2%
Ethan Allen Interiors, Inc.	36,200	1,101,204
Stanley Furniture Co., Inc. (a)	11,600	44,544

		1,145,748

Leisure Time — 0.4%
Brunswick Corp.	28,100	1,294,286
Life Time Fitness, Inc. (a)	15,280	718,160

		2,012,446

Lodging — 0.6%
Orient-Express Hotels Ltd. Class A (a)	208,080	3,144,089

Retail — 2.0%
Cash America International, Inc.	13,051	499,853
Fred’s, Inc. Class A	49,000	907,480
Group 1 Automotive, Inc.	16,475	1,170,055
Haverty Furniture Cos., Inc.	72,200	2,259,860
Insight Enterprises, Inc. (a)	30,500	692,655
MarineMax, Inc. (a)	67,300	1,082,184
Red Robin Gourmet Burgers, Inc. (a)	12,300	904,542
Select Comfort Corp. (a)	56,280	1,186,945
Stein Mart, Inc.	116,700	1,569,615

		10,273,189

Textiles — 1.3%
Culp, Inc.	49,600	1,014,320
Fifth & Pacific Cos., Inc. (a)	46,000	1,475,220
G&K Services, Inc. Class A	42,800	2,663,444
UniFirst Corp.	13,475	1,441,825

		6,594,809

		59,884,900

Consumer, Non-cyclical — 12.0%
Agriculture — 0.1%
Alliance One International, Inc. (a)	144,400	440,420

Biotechnology — 0.5%
Alkermes PLC (a)	29,590	1,203,129
InterMune, Inc. (a)	36,690	540,444
Momenta Pharmaceuticals, Inc. (a)	59,100	1,044,888

		2,788,461

Commercial Services — 4.5%
Aaron’s, Inc.	176,190	5,179,986
American Public Education, Inc. (a)	23,900	1,038,933
Electro Rent Corp.	100,700	1,864,964
FTI Consulting, Inc. (a)	18,600	765,204
Global Payments, Inc.	11,470	745,435
Landauer, Inc.	16,100	847,021
McGrath RentCorp	86,500	3,442,700
Navigant Consulting, Inc. (a)	86,800	1,666,560
On Assignment, Inc. (a)	70,200	2,451,384

	Number of Shares	Value
PHH Corp. (a)	37,675	$917,386
Rent-A-Center, Inc.	29,005	967,027
TrueBlue, Inc. (a)	58,655	1,512,126
United Rentals, Inc. (a)	26,110	2,035,275

		23,434,001

Foods — 1.7%
Cal-Maine Foods, Inc.	15,500	933,565
Hillshire Brands Co.	47,500	1,588,400
Pinnacle Foods, Inc.	49,975	1,372,314
Spartan Stores, Inc.	58,300	1,415,524
United Natural Foods, Inc. (a)	12,140	915,235
WhiteWave Foods Co. Class A (a)	105,125	2,411,567

		8,636,605

Health Care – Products — 2.6%
Alere, Inc. (a)	29,595	1,071,339
Bruker Corp. (a)	45,225	894,098
Cantel Medical Corp.	24,577	833,406
Cynosure Inc. Class A (a)	40,850	1,089,878
Merit Medical Systems, Inc. (a)	71,401	1,123,852
Quidel Corp. (a) (b)	50,100	1,547,589
Tornier BV (a)	49,375	927,756
West Pharmaceutical Services, Inc.	75,900	3,723,654
Wright Medical Group, Inc. (a)	70,505	2,165,209

		13,376,781

Health Care – Services — 1.5%
Centene Corp. (a)	10,345	609,838
Covance, Inc. (a)	8,855	779,771
Healthways, Inc. (a)	27,300	419,055
Magellan Health Services, Inc. (a)	19,645	1,176,932
MEDNAX, Inc. (a)	14,714	785,434
National Healthcare Corp.	30,500	1,644,255
Triple-S Management Corp. Class B (a)	43,239	840,566
Universal Health Services, Inc. Class B	17,505	1,422,456

		7,678,307

Household Products — 0.6%
Acco Brands Corp. (a)	156,270	1,050,134
CSS Industries, Inc.	41,500	1,190,220
Helen of Troy Ltd. (a)	2,529	125,211
The Scotts Miracle-Gro Co. Class A	9,870	614,111

		2,979,676

Pharmaceuticals — 0.5%
Cubist Pharmaceuticals, Inc. (a)	15,795	1,087,802
Impax Laboratories, Inc. (a)	21,130	531,208
The Medicines Co. (a)	28,900	1,116,118

		2,735,128

		62,069,379

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 5.1%
Coal — 0.2%
Cloud Peak Energy, Inc. (a)	51,800	$932,400

Oil & Gas — 2.7%
Atwood Oceanics, Inc. (a)	22,000	1,174,580
Bill Barrett Corp. (a) (b)	94,750	2,537,405
EPL Oil & Gas, Inc. (a)	29,500	840,750
Hercules Offshore, Inc. (a)	74,400	485,832
Northern Oil and Gas, Inc. (a) (b)	91,200	1,374,384
Oasis Petroleum, Inc. (a)	59,700	2,804,109
PDC Energy, Inc. (a)	52,035	2,769,303
SM Energy Co.	19,395	1,611,918
Swift Energy Co. (a) (b)	30,693	414,356

		14,012,637

Oil & Gas Services — 2.2%
C&J Energy Services, Inc. (a) (b)	33,000	762,300
CARBO Ceramics, Inc. (b)	14,400	1,678,032
Core Laboratories NV	7,255	1,385,342
Dril-Quip, Inc. (a)	18,315	2,013,368
Exterran Holdings, Inc. (a)	50,675	1,733,085
Newpark Resources, Inc. (a)	63,379	778,928
TETRA Technologies, Inc. (a)	100,500	1,242,180
Willbros Group, Inc. (a)	183,605	1,729,559

		11,322,794

		26,267,831

Financial — 25.1%
Banks — 9.3%
Capital Bank Financial Corp. Class A (a)	75,075	1,707,956
City Holding Co. (b)	24,085	1,115,858
Columbia Banking System, Inc.	35,600	979,356
East West Bancorp, Inc.	191,685	6,703,225
F.N.B. Corp.	189,125	2,386,758
FirstMerit Corp.	69,997	1,556,033
Glacier Bancorp, Inc.	93,700	2,791,323
Home Bancshares, Inc.	136,200	5,087,070
Independent Bank Corp.	26,250	1,028,738
PacWest Bancorp (b)	51,060	2,155,753
Popular, Inc. (a)	41,975	1,205,942
Sandy Spring Bancorp, Inc.	62,700	1,767,513
Signature Bank (a)	22,200	2,384,724
Susquehanna Bancshares, Inc.	183,795	2,359,928
SVB Financial Group (a)	46,100	4,834,046
Synovus Financial Corp.	257,900	928,440
Trustmark Corp.	25,674	689,090
United Bankshares, Inc. (b)	23,841	749,799
Webster Financial Corp.	117,190	3,653,984
Wintrust Financial Corp.	87,920	4,054,870

		48,140,406

Diversified Financial — 0.7%
Eaton Vance Corp.	15,682	671,033

	Number of Shares	Value
JMP Group, Inc.	49,100	$363,340
Piper Jaffray Cos., Inc. (a)	23,600	933,380
Raymond James Financial, Inc.	17,968	937,750
Stifel Financial Corp. (a)	15,679	751,337

		3,656,840

Insurance — 6.2%
American Equity Investment Life Holding Co.	111,505	2,941,502
Argo Group International Holdings Ltd.	53,160	2,471,408
Assured Guaranty Ltd.	44,500	1,049,755
CNO Financial Group, Inc.	151,320	2,676,851
Employers Holdings, Inc.	36,730	1,162,504
Fidelity & Guaranty Life (a) (b)	90,400	1,712,176
The Hanover Insurance Group, Inc.	43,835	2,617,388
Horace Mann Educators Corp.	18,318	577,750
Maiden Holdings Ltd.	142,030	1,552,388
Markel Corp. (a)	3,100	1,799,085
Meadowbrook Insurance Group, Inc.	147,300	1,025,208
National Interstate Corp.	67,300	1,547,900
ProAssurance Corp.	119,215	5,779,543
Protective Life Corp.	19,840	1,005,094
Radian Group, Inc. (b)	182,125	2,571,605
Reinsurance Group of America, Inc. Class A	10,855	840,286
State Auto Financial Corp. Class A	10,855	230,560
United Fire Group, Inc.	20,774	595,383

		32,156,386

Investment Companies — 0.4%
American Capital Ltd. (a)	80,765	1,263,165
Ares Capital Corp.	43,000	764,110

		2,027,275

Real Estate — 0.2%
Terreno Realty Corp.	56,000	991,200

Real Estate Investment Trusts (REITS) — 7.3%
Acadia Realty Trust	58,900	1,462,487
Associated Estates Realty Corp. (b)	69,385	1,113,629
CBL & Associates Properties, Inc.	97,900	1,758,284
Cedar Realty Trust, Inc.	109,400	684,844
FelCor Lodging Trust, Inc. (a)	284,090	2,318,174
First Potomac Realty Trust	267,719	3,113,572
Kilroy Realty Corp.	45,900	2,303,262
LaSalle Hotel Properties	134,670	4,155,916
Lexington Realty Trust (b)	211,125	2,155,586
LTC Properties, Inc.	28,950	1,024,541
Medical Properties Trust, Inc.	51,938	634,682
MFA Financial, Inc.	209,125	1,476,423
New Residential Investment Corp.	279,985	1,870,300
NorthStar Realty Finance Corp.	216,670	2,914,212
Pebblebrook Hotel Trust	69,400	2,134,744
PS Business Parks, Inc.	8,400	641,928

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Saul Centers, Inc.	28,100	$1,341,213
Starwood Property Trust, Inc.	134,765	3,732,990
Sun Communities, Inc.	47,405	2,021,349
Washington Real Estate Investment Trust	44,100	1,030,176

		37,888,312

Savings & Loans — 1.0%
Astoria Financial Corp.	28,280	391,112
Flushing Financial Corp.	90,480	1,872,936
Investors Bancorp, Inc.	68,375	1,749,033
WSFS Financial Corp.	19,675	1,525,403

		5,538,484

		130,398,903

Industrial — 22.6%
Aerospace & Defense — 1.9%
Curtiss-Wright Corp.	33,950	2,112,709
Esterline Technologies Corp. (a)	23,325	2,378,217
Kaman Corp.	38,200	1,517,686
Kratos Defense & Security Solutions, Inc. (a)	111,000	852,480
Moog, Inc. Class A (a)	11,398	774,380
Teledyne Technologies, Inc. (a)	8,484	779,340
Triumph Group, Inc.	16,125	1,226,629

		9,641,441

Building Materials — 2.3%
Comfort Systems USA, Inc.	63,500	1,231,265
Drew Industries, Inc.	63,300	3,240,960
Gibraltar Industries, Inc. (a)	85,100	1,582,009
Louisiana-Pacific Corp. (a)	68,650	1,270,711
Quanex Building Products Corp.	48,800	972,096
Texas Industries, Inc. (a)	13,800	949,164
Universal Forest Products, Inc.	35,500	1,850,970
USG Corp. (a)	35,715	1,013,592

		12,110,767

Electrical Components & Equipment — 2.5%
Advanced Energy Industries, Inc. (a)	132,475	3,028,378
Belden, Inc.	47,300	3,332,285
EnerSys	18,470	1,294,562
General Cable Corp.	43,450	1,277,865
Littelfuse, Inc.	42,660	3,964,394

		12,897,484

Electronics — 2.6%
Analogic Corp.	16,800	1,487,808
Checkpoint Systems, Inc. (a)	38,508	607,271
Coherent, Inc. (a)	10,036	746,578
CTS Corp.	39,000	776,490
Electro Scientific Industries, Inc.	90,200	943,492
Fabrinet (a)	70,500	1,449,480
Imax Corp. (a) (b)	28,775	848,287
Itron, Inc. (a)	12,190	505,032

	Number of Shares	Value
Methode Electronics, Inc.	38,200	$1,306,058
Newport Corp. (a)	46,900	847,483
Sanmina Corp. (a)	82,932	1,384,964
Woodward, Inc.	53,500	2,440,135

		13,343,078

Engineering & Construction — 0.7%
Aegion Corp. (a)	71,400	1,562,946
Foster Wheeler AG (a)	52,510	1,733,880
URS Corp.	10,315	546,592

		3,843,418

Environmental Controls — 0.7%
Mine Safety Appliances Co.	42,500	2,176,425
Waste Connections, Inc.	39,350	1,716,841

		3,893,266

Hand & Machine Tools — 0.8%
Franklin Electric Co., Inc.	68,138	3,041,681
Snap-on, Inc.	10,560	1,156,531

		4,198,212

Machinery – Construction & Mining — 0.5%
Astec Industries, Inc.	26,500	1,023,695
Terex Corp.	41,270	1,732,927

		2,756,622

Machinery – Diversified — 1.8%
Cognex Corp.	35,600	1,359,208
IDEX Corp.	35,800	2,643,830
The Manitowoc Co., Inc.	53,820	1,255,082
Nordson Corp.	42,400	3,150,320
Proto Labs, Inc. (a) (b)	9,700	690,446

		9,098,886

Manufacturing — 2.6%
AptarGroup, Inc.	55,100	3,736,331
Barnes Group, Inc.	47,335	1,813,404
ESCO Technologies, Inc.	1,400	47,964
Hexcel Corp. (a)	31,719	1,417,522
Matthews International Corp. Class A	51,900	2,211,459
Myers Industries, Inc.	91,700	1,936,704
Trinity Industries, Inc.	38,420	2,094,658

		13,258,042

Metal Fabricate & Hardware — 1.0%
Circor International, Inc.	30,100	2,431,478
RBC Bearings, Inc. (a)	12,400	877,300
Sun Hydraulics Corp.	27,600	1,126,908
The Timken Co.	12,813	705,612

		5,141,298

Transportation — 4.9%
Bristow Group, Inc.	17,612	1,321,957
CAI International, Inc. (a)	23,367	550,760
Con-way, Inc.	43,090	1,711,104
GasLog Ltd.	99,900	1,707,291

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Genesee & Wyoming, Inc. Class A (a)	49,800	$4,783,290
Hub Group, Inc. Class A (a)	39,500	1,575,260
Kirby Corp. (a)	45,400	4,505,950
Landstar System, Inc.	83,600	4,802,820
Teekay Corp.	57,155	2,744,011
Teekay Tankers Ltd. Class A (b)	168,900	663,777
Universal Truckload Services, Inc.	32,600	994,626

		25,360,846

Trucking & Leasing — 0.3%
GATX Corp.	17,030	888,455
TAL International Group, Inc. (b)	9,101	521,943

		1,410,398

		116,953,758

Technology — 5.3%
Computers — 0.6%
j2 Global, Inc. (b)	14,440	722,144
Quantum Corp. (a)	754,545	905,454
Unisys Corp. (a)	39,300	1,319,301
Xyratex Ltd.	23,200	308,328

		3,255,227

Semiconductors — 3.0%
ATMI, Inc. (a)	36,600	1,105,686
Brooks Automation, Inc.	184,710	1,937,608
Cabot Microelectronics Corp. (a)	66,930	3,058,701
Cypress Semiconductor Corp. (b)	113,805	1,194,952
Entegris, Inc. (a)	165,490	1,919,684
Fairchild Semiconductor International, Inc. (a)	104,280	1,392,138
Lattice Semiconductor Corp. (a)	163,365	900,141
MKS Instruments, Inc.	36,900	1,104,786
Monolithic Power Systems, Inc. (a)	18,060	625,960
Teradyne, Inc. (a)	88,500	1,559,370
Tessera Technologies, Inc.	35,980	709,166

		15,508,192

Software — 1.7%
Accelrys, Inc. (a)	52,400	499,896
CSG Systems International, Inc.	25,620	753,228
EPIQ Systems, Inc.	21,250	344,463
Progress Software Corp. (a)	79,750	2,059,942
Seachange International, Inc. (a)	96,130	1,168,941
SYNNEX Corp. (a)	44,700	3,012,780
Verint Systems, Inc. (a)	21,565	926,001

		8,765,251

		27,528,670

Utilities — 4.8%
Electric — 3.4%
Black Hills Corp.	25,700	1,349,507
Cleco Corp.	118,035	5,502,791

	Number of Shares	Value
El Paso Electric Co.	50,200	$1,762,522
IDACORP, Inc.	65,245	3,382,301
NorthWestern Corp.	33,200	1,438,224
Pike Corp. (a)	66,000	697,620
Portland General Electric Co.	112,165	3,387,383
UNS Energy Corp.	2,060	123,291

		17,643,639

Gas — 1.4%
Atmos Energy Corp.	57,670	2,619,371
PNM Resources, Inc.	45,300	1,092,636
South Jersey Industries, Inc.	12,187	681,985
Southwest Gas Corp.	38,000	2,124,580
WGL Holdings, Inc.	16,416	657,625

		7,176,197

		24,819,836

TOTAL COMMON STOCK (Cost $349,402,927)		505,593,362

TOTAL EQUITIES (Cost $349,402,927)		505,593,362

MUTUAL FUNDS — 5.4%
Diversified Financial — 5.4%
iShares Russell 2000 Value Index Fund (b)	12,000	1,194,000
State Street Navigator Securities Lending Prime Portfolio (c)	26,839,989	26,839,989
T. Rowe Price Reserve Investment Fund	179,901	179,901

		28,213,890

TOTAL MUTUAL FUNDS (Cost $27,782,411)		28,213,890

TOTAL LONG-TERM INVESTMENTS (Cost $377,185,338)		533,807,252

	Principal Amount
SHORT-TERM INVESTMENTS — 2.2%
Repurchase Agreement — 2.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (d)	$11,215,009	11,215,009

TOTAL SHORT-TERM INVESTMENTS (Cost $11,215,009)		11,215,009

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Portfolio of Investments (Continued)

Value

TOTAL INVESTMENTS — 105.1% (Cost $388,400,347) (e)	$545,022,261

Other Assets/(Liabilities) — (5.1)%	(26,622,673)

NET ASSETS — 100.0%	$518,399,588

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $26,127,927. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $11,215,015. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 1/25/39 – 9/15/40, and an aggregate market value, including accrued interest, of $11,450,051.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 97.2%

COMMON STOCK — 97.2%
Basic Materials — 5.0%
Chemicals — 2.6%
Albemarle Corp.	6,886	$436,503
Ashland, Inc.	6,098	591,750
Cabot Corp.	5,042	259,159
Cytec Industries, Inc.	3,001	279,573
Intrepid Potash, Inc. (a) (b)	4,643	73,545
Minerals Technologies, Inc.	2,911	174,864
NewMarket Corp. (b)	965	322,455
Olin Corp. (b)	6,728	194,103
RPM International, Inc.	11,246	466,821
Sensient Technologies Corp.	4,233	205,385
The Valspar Corp.	6,820	486,198

		3,490,356

Forest Products & Paper — 1.1%
Domtar Corp.	2,740	258,492
Potlatch Corp.	3,427	143,043
Rayonier, Inc.	10,680	449,628
Rock-Tenn Co. Class A	6,094	639,931

		1,491,094

Iron & Steel — 0.9%
Carpenter Technology Corp.	4,481	278,718
Reliance Steel & Aluminum Co.	6,543	496,221
Steel Dynamics, Inc.	18,777	366,903

		1,141,842

Mining — 0.4%
Compass Minerals International, Inc.	2,832	226,702
Royal Gold, Inc.	5,508	253,753

		480,455

		6,603,747

Communications — 4.0%
Advertising — 0.2%
Lamar Advertising Co. Class A (a)	5,523	288,576

Internet — 1.4%
AOL, Inc. (a)	6,637	309,417
Equinix, Inc. (a)	4,210	747,064
Rackspace Hosting, Inc. (a)	9,697	379,444
TIBCO Software, Inc. (a)	12,960	291,341
ValueClick, Inc. (a)	5,330	124,562

		1,851,828

Media — 0.9%
AMC Networks, Inc. (a)	5,013	341,435
FactSet Research Systems, Inc. (b)	3,390	368,086
John Wiley & Sons, Inc. Class A	3,918	216,274
Meredith Corp.	3,137	162,497

	Number of Shares	Value
The New York Times Co. Class A	10,638	$168,825

		1,257,117

Telecommunications — 1.5%
ADTRAN, Inc.	4,930	133,159
Ciena Corp. (a)	8,721	208,694
InterDigital, Inc. (b)	3,509	103,480
JDS Uniphase Corp. (a)	19,687	255,537
NeuStar, Inc. Class A (a)	5,293	263,909
Plantronics, Inc.	3,699	171,819
Polycom, Inc. (a)	12,080	135,658
RF Micro Devices, Inc. (a)	23,874	123,190
Telephone & Data Systems, Inc.	8,350	215,263
tw telecom, Inc. (a)	12,182	371,186

		1,981,895

		5,379,416

Consumer, Cyclical — 12.8%
Airlines — 0.4%
Alaska Air Group, Inc.	5,881	431,489
JetBlue Airways Corp. (a)	18,390	157,235

		588,724

Apparel — 1.0%
Ascena Retail Group, Inc. (a)	10,889	230,411
Carter’s, Inc.	4,612	331,096
Deckers Outdoor Corp. (a)	2,921	246,708
Under Armour, Inc. Class A (a)	6,791	592,854

		1,401,069

Auto Manufacturers — 0.3%
Oshkosh Corp.	7,308	368,177

Distribution & Wholesale — 1.3%
Ingram Micro, Inc. Class A (a)	13,037	305,848
LKQ Corp. (a)	25,430	836,647
Owens & Minor, Inc.	5,338	195,157
Tech Data Corp. (a)	3,192	164,707
Watsco, Inc.	2,291	220,074

		1,722,433

Entertainment — 0.7%
Bally Technologies, Inc. (a)	3,297	258,650
Cinemark Holdings, Inc.	8,780	292,637
DreamWorks Animation SKG, Inc. Class A (a)	6,024	213,852
International Speedway Corp. Class A	2,328	82,621
Scientific Games Corp. Class A (a)	4,077	69,023

		916,783

Home Builders — 1.0%
KB Home (b)	7,042	128,728
M.D.C. Holdings, Inc.	3,237	104,361
NVR, Inc. (a)	355	364,233
Thor Industries, Inc.	3,787	209,156

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Toll Brothers, Inc. (a)	13,446	$497,502

		1,303,980

Home Furnishing — 0.2%
Tempur Sealy International, Inc. (a)	5,116	276,059

Leisure Time — 1.0%
Brunswick Corp.	7,693	354,340
Life Time Fitness, Inc. (a)	3,318	155,946
Polaris Industries, Inc.	5,449	793,592

		1,303,878

Office Furnishings — 0.2%
Herman Miller, Inc.	4,988	147,246
HNI Corp.	3,827	148,602

		295,848

Retail — 6.7%
Abercrombie & Fitch Co. Class A (b)	6,461	212,632
Advance Auto Parts, Inc.	6,161	681,900
American Eagle Outfitters, Inc.	14,348	206,611
ANN, Inc. (a)	3,882	141,926
Big Lots, Inc. (a)	4,953	159,932
Bob Evans Farms, Inc.	2,312	116,964
Brinker International, Inc.	5,669	262,701
Cabela’s, Inc. (a)	3,941	262,707
The Cheesecake Factory, Inc.	4,099	197,859
Chico’s FAS, Inc.	13,435	253,115
Copart, Inc. (a)	9,451	346,379
CST Brands, Inc. (b)	6,393	234,751
Dick’s Sporting Goods, Inc.	8,619	500,764
Domino’s Pizza, Inc.	4,712	328,191
Foot Locker, Inc.	12,560	520,486
Guess?, Inc.	5,025	156,127
Hanesbrands, Inc.	8,384	589,144
HSN, Inc.	2,817	175,499
J.C. Penney Co., Inc. (a) (b)	25,764	235,741
MSC Industrial Direct Co., Inc. Class A	4,077	329,707
Office Depot, Inc. (a)	40,368	213,547
Panera Bread Co. Class A (a)	2,263	399,849
Signet Jewelers Ltd.	6,786	534,058
Tractor Supply Co.	11,808	916,065
The Wendy’s Co.	23,853	207,998
Williams-Sonoma, Inc.	7,529	438,790
World Fuel Services Corp.	6,111	263,751

		8,887,194

		17,064,145

Consumer, Non-cyclical — 17.2%
Agriculture — 0.1%
Universal Corp. (b)	1,990	108,654

Beverages — 0.6%
Green Mountain Coffee Roasters, Inc. (a) (b)	11,093	838,409

	Number of Shares	Value
Biotechnology — 0.3%
Bio-Rad Laboratories, Inc. Class A (a)	1,700	$210,137
Charles River Laboratories International, Inc. (a)	4,046	214,600

		424,737

Commercial Services — 5.2%
Aaron’s, Inc.	6,451	189,659
Apollo Education Group, Inc. (a)	8,444	230,690
Convergys Corp.	8,620	181,451
CoreLogic, Inc. (a)	7,973	283,281
The Corporate Executive Board Co.	2,841	219,979
Corrections Corporation of America	9,800	314,286
Deluxe Corp.	4,271	222,903
DeVry, Inc.	4,817	171,003
Donnelley (R.R.) & Sons Co. (b)	15,368	311,663
FTI Consulting, Inc. (a)	3,418	140,616
Gartner, Inc. (a)	7,797	553,977
Global Payments, Inc.	6,157	400,143
HMS Holdings Corp. (a)	7,466	169,702
Lender Processing Services, Inc.	7,223	269,996
Manpower, Inc.	6,682	573,716
Rent-A-Center, Inc.	4,526	150,897
Rollins, Inc.	5,431	164,505
Service Corp. International	17,934	325,143
Sotheby’s	5,813	309,252
Towers Watson & Co. Class A	5,460	696,751
United Rentals, Inc. (a)	7,887	614,792
Valassis Communications, Inc. (b)	3,267	111,895
WEX, Inc. (a)	3,288	325,611

		6,931,911

Foods — 2.2%
Dean Foods Co. (a)	7,983	137,228
Flowers Foods, Inc.	14,815	318,078
Harris Teeter Supermarkets, Inc.	4,182	206,382
Hillshire Brands Co.	10,402	347,843
Ingredion, Inc.	6,486	444,031
Lancaster Colony Corp.	1,637	144,301
Post Holdings, Inc. (a)	2,764	136,182
SUPERVALU, Inc. (a)	16,785	122,363
The Hain Celestial Group, Inc. (a)	4,042	366,933
Tootsie Roll Industries, Inc. (b)	1,729	56,262
United Natural Foods, Inc. (a)	4,184	315,432
WhiteWave Foods Co. Class A (a)	14,667	336,461

		2,931,496

Health Care – Products — 2.9%
The Cooper Cos., Inc.	4,140	512,698
Henry Schein, Inc. (a)	7,261	829,642
Hill-Rom Holdings, Inc.	4,960	205,046
Hologic, Inc. (a)	23,102	516,330
IDEXX Laboratories, Inc. (a)	4,388	466,751
Masimo Corp. (a)	4,357	127,355

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
ResMed, Inc. (b)	12,018	$565,807
Steris Corp.	4,974	239,001
Techne Corp.	2,807	265,739
Thoratec Corp. (a)	4,855	177,693

		3,906,062

Health Care – Services — 2.1%
Community Health Systems, Inc. (a)	8,032	315,417
Covance, Inc. (a)	4,753	418,549
Health Management Associates, Inc. Class A (a)	22,370	293,047
Health Net, Inc. (a)	6,723	199,471
LifePoint Hospitals, Inc. (a)	4,001	211,413
MEDNAX, Inc. (a)	8,324	444,335
Universal Health Services, Inc. Class B	7,564	614,651
WellCare Health Plans, Inc. (a)	3,696	260,272

		2,757,155

Household Products — 1.5%
Church & Dwight Co., Inc.	11,744	778,392
Jarden Corp. (a)	10,119	620,801
The Scotts Miracle-Gro Co. Class A	3,717	231,272
Tupperware Brands Corp.	4,293	405,817

		2,036,282

Pharmaceuticals — 2.3%
Cubist Pharmaceuticals, Inc. (a)	6,264	431,402
Endo Health Solutions, Inc. (a)	9,714	655,306
Mallinckrodt PLC (a)	4,879	254,977
Omnicare, Inc.	8,709	525,675
Salix Pharmaceuticals Ltd. (a)	5,320	478,481
United Therapeutics Corp. (a)	3,909	442,030
VCA Antech, Inc. (a)	7,504	235,325

		3,023,196

		22,957,902

Energy — 5.8%
Coal — 0.1%
Alpha Natural Resources, Inc. (a)	18,687	133,425

Oil & Gas — 2.5%
Atwood Oceanics, Inc. (a)	4,874	260,223
Bill Barrett Corp. (a) (b)	4,159	111,378
Cimarex Energy Co.	7,346	770,669
Gulfport Energy Corp. (a)	7,112	449,123
Murphy USA, Inc. (a)	3,756	156,099
Patterson-UTI Energy, Inc.	12,266	310,575
Questar Corp.	14,808	340,436
Rosetta Resources, Inc. (a)	5,181	248,895
SM Energy Co.	5,666	470,901
Unit Corp. (a)	3,701	191,046

		3,309,345

Oil & Gas Services — 2.8%
CARBO Ceramics, Inc. (b)	1,679	195,654

	Number of Shares	Value
Dresser-Rand Group, Inc. (a)	6,451	$384,673
Dril-Quip, Inc. (a)	3,441	378,269
Helix Energy Solutions Group, Inc. (a)	8,318	192,811
HollyFrontier Corp.	16,809	835,239
Oceaneering International, Inc.	9,151	721,831
Oil States International, Inc. (a)	4,664	474,422
Superior Energy Services, Inc. (a)	13,484	358,810
Tidewater, Inc.	4,192	248,460

		3,790,169

Pipelines — 0.4%
National Fuel Gas Co.	7,079	505,441

		7,738,380

Financial — 20.4%
Banks — 4.2%
Associated Banc-Corp.	13,674	237,928
BancorpSouth, Inc.	7,081	179,999
Bank of Hawaii Corp.	3,763	222,544
Cathay General Bancorp	6,215	166,127
City National Corp.	4,003	317,118
Commerce Bancshares, Inc.	6,889	309,385
Cullen/Frost Bankers, Inc. (b)	4,451	331,288
East West Bancorp, Inc.	11,650	407,400
First Horizon National Corp.	20,135	234,573
FirstMerit Corp.	13,957	310,264
Fulton Financial Corp.	16,313	213,374
Hancock Holding Co.	6,938	254,486
International Bancshares Corp.	4,853	128,071
Prosperity Bancshares, Inc.	4,796	304,018
Signature Bank (a)	4,000	429,680
SVB Financial Group (a)	3,862	404,969
Synovus Financial Corp.	82,236	296,050
TCF Financial Corp.	13,940	226,525
Trustmark Corp.	5,674	152,290
Valley National Bancorp (b)	16,869	170,714
Webster Financial Corp.	7,634	238,028
Westamerica Bancorp. (b)	2,267	127,995

		5,662,826

Diversified Financial — 2.5%
Affiliated Managers Group, Inc. (a)	4,482	972,056
CBOE Holdings, Inc.	7,374	383,153
Eaton Vance Corp.	10,263	439,154
Federated Investors, Inc. Class B (b)	7,965	229,392
Greenhill & Co., Inc.	2,211	128,105
Janus Capital Group, Inc.	12,629	156,221
Raymond James Financial, Inc.	10,424	544,029
Waddell & Reed Financial, Inc. Class A	7,225	470,492

		3,322,602

Insurance — 4.9%
Alleghany Corp. (a)	1,418	567,143
American Financial Group, Inc.	6,045	348,917

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Arthur J. Gallagher & Co.	11,127	$522,190
Aspen Insurance Holdings Ltd.	5,558	229,601
Brown & Brown, Inc.	10,086	316,600
Everest Re Group Ltd.	4,052	631,585
Fidelity National Financial, Inc. Class A	21,122	685,409
First American Financial Corp.	8,938	252,052
The Hanover Insurance Group, Inc.	3,708	221,405
HCC Insurance Holdings, Inc.	8,471	390,852
Kemper Corp.	4,356	178,073
Mercury General Corp.	3,066	152,411
Old Republic International Corp.	20,450	353,171
Primerica, Inc.	4,636	198,931
Protective Life Corp.	6,644	336,585
Reinsurance Group of America, Inc. Class A	5,969	462,060
StanCorp Financial Group, Inc.	3,719	246,384
W.R. Berkley Corp.	9,252	401,444

		6,494,813

Investment Companies — 0.1%
Apollo Investment Corp.	18,997	161,094

Real Estate — 0.4%
Alexander & Baldwin, Inc.	3,610	150,645
Jones Lang LaSalle, Inc.	3,759	384,884

		535,529

Real Estate Investment Trusts (REITS) — 7.4%
Alexandria Real Estate Equities, Inc.	6,059	385,474
American Campus Communities, Inc.	8,862	285,445
BioMed Realty Trust, Inc.	16,245	294,359
BRE Properties, Inc.	6,529	357,202
Camden Property Trust	7,216	410,446
Corporate Office Properties Trust	7,432	176,064
Duke Realty Corp.	27,559	414,487
Equity One, Inc.	5,365	120,391
Essex Property Trust, Inc.	3,217	461,672
Extra Space Storage, Inc.	9,302	391,893
Federal Realty Investment Trust	5,502	557,958
Highwoods Properties, Inc.	7,606	275,109
Home Properties, Inc.	4,811	257,966
Hospitality Properties Trust	12,550	339,227
Kilroy Realty Corp.	6,941	348,299
Liberty Property Trust	12,399	419,954
Mack-Cali Realty Corp.	7,441	159,833
Mid-America Apartment Communities, Inc.	6,325	384,180
National Retail Properties, Inc. (b)	10,307	312,611
OMEGA Healthcare Investors, Inc.	10,365	308,877
Realty Income Corp. (b)	17,435	650,849
Regency Centers Corp.	7,809	361,557
Senior Housing Properties Trust	15,916	353,813
SL Green Realty Corp.	8,025	741,349
Taubman Centers, Inc.	5,375	343,570

	Number of Shares	Value
UDR, Inc.	21,209	$495,230
Weingarten Realty Investors	9,489	260,188

		9,868,003

Savings & Loans — 0.9%
Astoria Financial Corp.	7,210	99,715
First Niagara Financial Group, Inc.	29,934	317,899
New York Community Bancorp, Inc. (b)	37,286	628,269
Washington Federal, Inc.	8,559	199,339

		1,245,222

		27,290,089

Industrial — 18.3%
Aerospace & Defense — 1.5%
Alliant Techsystems, Inc.	2,694	327,806
BE Aerospace, Inc. (a)	8,331	725,047
Esterline Technologies Corp. (a)	2,653	270,500
Exelis, Inc.	15,928	303,588
Triumph Group, Inc.	4,403	334,936

		1,961,877

Building Materials — 1.4%
Eagle Materials, Inc.	4,224	327,064
Fortune Brands Home & Security, Inc.	14,061	642,588
Lennox International, Inc.	3,854	327,821
Louisiana-Pacific Corp. (a)	11,935	220,917
Martin Marietta Materials, Inc.	3,912	390,965

		1,909,355

Electrical Components & Equipment — 0.9%
Energizer Holdings, Inc.	5,267	570,100
General Cable Corp.	4,221	124,140
Hubbell, Inc. Class B	4,550	495,495

		1,189,735

Electronics — 2.6%
Arrow Electronics, Inc. (a)	8,520	462,210
Avnet, Inc.	11,635	513,220
Gentex Corp.	12,243	403,897
Itron, Inc. (a)	3,310	137,133
Mettler-Toledo International, Inc. (a)	2,512	609,386
National Instruments Corp.	8,256	264,357
Trimble Navigation Ltd. (a)	21,810	756,807
Vishay Intertechnology, Inc. (a)	11,455	151,893
Woodward, Inc.	5,125	233,751

		3,532,654

Engineering & Construction — 0.8%
AECOM Technology Corp. (a)	8,288	243,916
Granite Construction, Inc.	3,107	108,683
KBR, Inc.	12,526	399,454
URS Corp.	6,332	335,532

		1,087,585

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Environmental Controls — 0.7%
Clean Harbors, Inc. (a)	4,669	$279,953
Mine Safety Appliances Co.	2,676	137,038
Waste Connections, Inc.	10,452	456,021

		873,012

Hand & Machine Tools — 0.8%
Kennametal, Inc.	6,632	345,328
Lincoln Electric Holdings, Inc.	6,904	492,531
Regal-Beloit Corp.	3,811	280,947

		1,118,806

Machinery – Construction & Mining — 0.3%
Terex Corp.	9,422	395,630

Machinery – Diversified — 1.9%
AGCO Corp.	7,659	453,336
Graco, Inc.	5,181	404,740
IDEX Corp.	6,863	506,833
Nordson Corp.	5,108	379,524
Wabtec Corp.	8,147	605,078
Zebra Technologies Corp. Class A (a)	4,255	230,110

		2,579,621

Manufacturing — 3.3%
A.O. Smith Corp.	6,482	349,639
Acuity Brands, Inc.	3,631	396,941
AptarGroup, Inc.	5,571	377,769
The Brink’s Co.	4,080	139,291
Carlisle Cos., Inc.	5,380	427,172
CLARCOR, Inc.	4,236	272,587
Crane Co.	4,133	277,944
Donaldson Co., Inc.	11,381	494,618
Harsco Corp.	6,832	191,501
ITT Corp.	7,673	333,162
Matthews International Corp. Class A	2,272	96,810
SPX Corp.	3,836	382,104
Teleflex, Inc.	3,480	326,633
Trinity Industries, Inc.	6,605	360,105

		4,426,276

Metal Fabricate & Hardware — 0.8%
Commercial Metals Co.	9,898	201,226
The Timken Co.	6,725	370,346
Valmont Industries, Inc.	2,266	337,906
Worthington Industries, Inc.	4,480	188,518

		1,097,996

Packaging & Containers — 0.9%
Greif, Inc. Class A	2,575	134,930
Packaging Corporation of America	8,296	524,971
Silgan Holdings, Inc.	3,718	178,538
Sonoco Products Co.	8,623	359,752

		1,198,191

Shipbuilding — 0.3%
Huntington Ingalls Industries, Inc.	4,177	375,972

	Number of Shares	Value
Transportation — 1.9%
Con-way, Inc.	4,814	$191,164
Genesee & Wyoming, Inc. Class A (a)	4,300	413,015
J.B. Hunt Transport Services, Inc.	7,780	601,394
Kirby Corp. (a)	4,807	477,095
Landstar System, Inc.	3,868	222,217
Matson, Inc.	3,550	92,690
Old Dominion Freight Line, Inc. (a)	5,907	313,189
UTI Worldwide, Inc.	7,723	135,616
Werner Enterprises, Inc.	3,801	93,999

		2,540,379

Trucking & Leasing — 0.2%
GATX Corp.	3,909	203,933

		24,491,022

Technology — 9.8%
Computers — 3.0%
3D Systems Corp. (a) (b)	8,085	751,339
Cadence Design Systems, Inc. (a)	24,336	341,191
Diebold, Inc. (b)	5,392	177,990
DST Systems, Inc.	2,481	225,126
Jack Henry & Associates, Inc.	7,238	428,562
Lexmark International, Inc. Class A	5,294	188,043
Mentor Graphics Corp.	8,235	198,216
MICROS Systems, Inc. (a)	6,370	365,447
NCR Corp. (a)	14,072	479,292
Riverbed Technology, Inc. (a)	13,731	248,257
Synopsys, Inc. (a)	13,058	529,763

		3,933,226

Semiconductors — 2.4%
Advanced Micro Devices, Inc. (a) (b)	52,029	201,352
Atmel Corp. (a)	36,009	281,950
Cree, Inc. (a)	10,210	638,840
Cypress Semiconductor Corp.	11,749	123,364
Fairchild Semiconductor International, Inc. (a)	10,739	143,366
Integrated Device Technology, Inc. (a)	11,655	118,764
International Rectifier Corp. (a)	6,010	156,681
Intersil Corp. Class A	10,825	124,163
Rovi Corp. (a)	8,642	170,161
Semtech Corp. (a)	5,803	146,700
Silicon Laboratories, Inc. (a)	3,353	145,218
Skyworks Solutions, Inc. (a)	15,876	453,419
SunEdison, Inc. (a)	20,747	270,748
Teradyne, Inc. (a)	16,198	285,409

		3,260,135

Software — 4.4%
ACI Worldwide, Inc. (a)	3,263	212,095
Acxiom Corp. (a)	6,353	234,934
Advent Software, Inc.	3,393	118,721

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Allscripts Healthcare Solutions, Inc. (a)	13,430	$207,628
ANSYS, Inc. (a)	7,838	683,474
Broadridge Financial Solutions, Inc.	10,080	398,362
CommVault Systems, Inc. (a)	3,759	281,474
Compuware Corp.	18,309	205,244
Concur Technologies, Inc. (a)	3,982	410,863
Fair Isaac Corp.	2,929	184,058
Informatica Corp. (a)	9,176	380,804
Leidos Holdings, Inc. (b)	6,160	286,378
ManTech International Corp. Class A	2,025	60,608
MSCI, Inc. (a)	10,040	438,949
PTC, Inc. (a)	10,106	357,651
Science Applications International Corp.	3,524	116,539
SEI Investments Co.	12,125	421,101
Solarwinds, Inc. (a)	5,552	210,032
Solera Holdings, Inc.	5,824	412,106
VeriFone Systems, Inc. (a)	9,239	247,790

		5,868,811

		13,062,172

Utilities — 3.9%
Electric — 2.3%
Alliant Energy Corp.	9,389	484,472
Black Hills Corp.	3,763	197,595
Cleco Corp.	5,110	238,228
Great Plains Energy, Inc.	12,982	314,684
Hawaiian Electric Industries, Inc.	8,419	219,399
IDACORP, Inc.	4,247	220,165
MDU Resources Group, Inc.	15,975	488,036
OGE Energy Corp.	16,788	569,113
Westar Energy, Inc.	10,751	345,860

		3,077,552

Gas — 1.3%
Atmos Energy Corp.	7,690	349,280
Energen Corp.	6,148	434,971
PNM Resources, Inc.	6,733	162,400
UGI Corp.	9,651	400,130
Vectren Corp.	6,968	247,364
WGL Holdings, Inc.	4,396	176,104

		1,770,249

Water — 0.3%
Aqua America, Inc.	14,948	352,623

		5,200,424

TOTAL COMMON STOCK (Cost $106,872,188)		129,787,297

TOTAL EQUITIES (Cost $106,872,188)		129,787,297

	Number of Shares	Value
MUTUAL FUNDS — 5.5%
Diversified Financial — 5.5%
State Street Navigator Securities Lending Prime Portfolio (c)	7,398,860	$7,398,860

TOTAL MUTUAL FUNDS (Cost $7,398,860)		7,398,860

TOTAL LONG-TERM INVESTMENTS (Cost $114,271,048)		137,186,157

	Principal Amount
SHORT-TERM INVESTMENTS — 2.7%
Repurchase Agreement — 2.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/2013, 0.010%, due 1/02/14 (d)	$3,351,263	3,351,263

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (e) 0.100% 4/10/14	290,000	289,960

TOTAL SHORT-TERM INVESTMENTS (Cost $3,641,223)		3,641,223

TOTAL INVESTMENTS — 105.4% (Cost $117,912,271) (f)		140,827,380

Other Assets/(Liabilities) — (5.4)%		(7,257,111)

NET ASSETS — 100.0%		$133,570,269

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $7,223,852. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,351,264. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $3,419,452.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 98.3%

COMMON STOCK — 98.3%
Basic Materials — 3.6%
Chemicals — 2.0%
A. Schulman, Inc.	2,163	$76,268
Aceto Corp.	2,012	50,320
American Pacific Corp. (a)	412	15,351
American Vanguard Corp.	2,107	51,179
Axiall Corp.	5,121	242,940
Balchem Corp.	2,180	127,966
Chemtura Corp. (a)	7,209	201,275
Ferro Corp. (a)	5,317	68,217
H.B. Fuller Co.	3,691	192,080
Hawkins, Inc.	681	25,326
Innophos Holdings, Inc.	1,614	78,440
Innospec, Inc.	1,731	80,007
Intrepid Potash, Inc. (a) (b)	4,018	63,645
KMG Chemicals, Inc.	622	10,506
Kraton Performance Polymers, Inc. (a)	2,395	55,205
Landec Corp. (a)	1,856	22,495
Minerals Technologies, Inc.	2,557	153,599
Oil-Dri Corp. of America	344	13,017
Olin Corp. (b)	5,887	169,840
OM Group, Inc. (a)	2,346	85,418
OMNOVA Solutions, Inc. (a)	3,442	31,357
Penford Corp. (a)	682	8,764
PolyOne Corp.	7,286	257,560
Quaker Chemical Corp.	968	74,604
Sensient Technologies Corp.	3,673	178,214
Stepan Co.	1,385	90,897
Taminco Corp. (a)	1,127	22,777
Zep, Inc.	1,651	29,982
Zoltek Cos., Inc. (a)	2,012	33,701

		2,510,950

Forest Products & Paper — 0.7%
Clearwater Paper Corp. (a)	1,546	81,165
Deltic Timber Corp.	821	55,779
KapStone Paper and Packaging Corp. (a)	2,997	167,412
Neenah Paper, Inc.	1,177	50,340
Orchids Paper Products Co.	460	15,106
P.H. Glatfelter Co.	3,157	87,259
Potlatch Corp.	2,969	123,926
Resolute Forest Products (a)	5,130	82,183
Schweitzer-Mauduit International, Inc.	2,304	118,587
Wausau Paper Corp.	3,642	46,181
Xerium Technologies, Inc. (a)	778	12,829

		840,767

	Number of Shares	Value
Iron & Steel — 0.1%
AK Steel Holding Corp. (a) (b)	10,001	$82,008
Olympic Steel, Inc.	667	19,330
Schnitzer Steel Industries, Inc. Class A	1,896	61,942
Shiloh Industries, Inc. (a)	486	9,477
Universal Stainless & Alloy (a)	509	18,355

		191,112

Mining — 0.8%
Allied Nevada Gold Corp. (a) (b)	7,488	26,582
AMCOL International Corp.	2,041	69,353
Century Aluminum Co. (a)	3,780	39,539
Coeur d’Alene Mines Corp. (a)	7,458	80,919
General Moly, Inc. (a)	3,978	5,331
Globe Specialty Metals, Inc.	4,740	85,367
Gold Resource Corp. (b)	2,458	11,135
Hecla Mining Co. (b)	24,487	75,420
Horsehead Holding Corp. (a)	3,705	60,058
Kaiser Aluminum Corp.	1,387	97,423
Materion Corp.	1,511	46,614
Midway Gold Corp. (a) (b)	7,713	6,248
Molycorp, Inc. (a) (b)	10,925	61,399
Noranda Aluminum Holding Corp.	2,558	8,416
Paramount Gold and Silver Corp. (a) (b)	10,274	9,573
RTI International Metals, Inc. (a)	2,302	78,751
Stillwater Mining Co. (a)	8,681	107,124
United States Lime & Minerals, Inc. (a)	136	8,319
Ur-Energy, Inc. (a)	9,352	12,906
Uranium Energy Corp. (a) (b)	6,650	13,300
US Silica Holdings, Inc.	1,575	53,723

		957,500

		4,500,329

Communications — 6.7%
Advertising — 0.1%
Harte-Hanks, Inc.	3,091	24,172
Marchex, Inc. Class B	1,606	13,892
Marin Software, Inc. (a)	644	6,595
MDC Partners, Inc. Class A	2,780	70,918
Millennial Media, Inc. (a) (b)	2,516	18,291
Valuevision Media, Inc. Class A (a)	2,871	20,068

		153,936

Internet — 2.6%
1-800-Flowers.com, Inc. Class A (a)	1,833	9,917
Angie’s List, Inc. (a) (b)	3,105	47,041
Bankrate, Inc. (a)	3,400	60,996
Barracuda Networks, Inc. (a) (b)	329	13,055
Bazaarvoice, Inc. (a) (b)	3,475	27,522
Blucora, Inc. (a)	3,009	87,742
Blue Nile, Inc. (a) (b)	917	43,182

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Boingo Wireless, Inc. (a)	1,354	$8,679
Brightcove, Inc. (a)	2,038	28,817
ChannelAdvisor Corp. (a)	454	18,936
Chegg, Inc. (a) (b)	1,200	10,212
Cogent Communications Group, Inc.	3,467	140,101
Comscore, Inc. (a)	2,629	75,216
Constant Contact, Inc. (a)	2,258	70,156
Covisint Corp. (a)	599	7,517
CyrusOne, Inc.	1,397	31,195
Dealertrack Technologies, Inc. (a)	3,194	153,567
Dice Holdings, Inc. (a)	2,868	20,793
Digital River, Inc. (a)	2,471	45,713
EarthLink, Inc.	7,607	38,567
eGain Corp. (a)	940	9,626
Endurance International Group Holdings, Inc. (a) (b)	1,577	22,362
ePlus, Inc. (a)	279	15,858
FTD Cos., Inc. (a) (b)	1,361	44,341
Global Eagle Entertainment, Inc. (a)	1,625	24,164
Global Sources Ltd. (a)	1,396	11,349
HealthStream, Inc. (a)	1,482	48,565
ICG Group, Inc. (a)	2,793	52,034
Internap Network Services Corp. (a)	3,903	29,351
IntraLinks Holdings, Inc. (a)	2,820	34,150
Limelight Networks, Inc. (a)	4,061	8,041
Lionbridge Technologies, Inc. (a)	4,218	25,139
Liquidity Services, Inc. (a) (b)	1,828	41,422
magicJack VocalTec Ltd. (a) (b)	1,329	15,842
Marketo, Inc. (a)	504	18,683
Mavenir Systems, Inc. (a) (b)	441	4,922
ModusLink Global Solutions, Inc. (a)	2,698	15,460
Move, Inc. (a)	2,944	47,075
Net Element International, Inc. (a) (b)	176	769
NIC, Inc.	4,765	118,506
Nutrisystem, Inc.	2,106	34,623
OpenTable, Inc. (a) (b)	1,673	132,786
Orbitz Worldwide, Inc. (a)	1,741	12,500
Overstock.com, Inc. (a) (b)	803	24,724
PC-Tel, Inc.	1,394	13,341
Perficient, Inc. (a)	2,461	57,637
QuinStreet, Inc. (a)	2,232	19,396
ReachLocal, Inc. (a)	741	9,418
RealNetworks, Inc. (a)	1,624	12,261
Reis, Inc. (a)	593	11,403
Responsys, Inc. (a)	2,701	74,034
RetailMeNot, Inc. (a) (b)	673	19,376
RingCentral, Inc. Class A (a) (b)	688	12,639
Safeguard Scientifics, Inc. (a)	1,524	30,617
Sapient Corp. (a)	8,096	140,547
Shutterfly, Inc. (a) (b)	2,788	141,993
Shutterstock, Inc. (a) (b)	544	45,495
Spark Networks, Inc. (a) (b)	1,254	7,725
SPS Commerce, Inc. (a)	1,177	76,858

	Number of Shares	Value
Stamps.com, Inc. (a)	961	$40,458
support.com, Inc. (a)	4,001	15,164
TechTarget, Inc. (a)	756	5,186
TeleCommunication Systems, Inc. Class A (a)	3,336	7,740
Textura Corp. (a) (b)	395	11,826
Towerstream Corp. (a) (b)	4,823	14,276
Travelzoo, Inc. (a)	577	12,302
Tremor Video, Inc. (a)	512	2,970
Trulia, Inc. (a) (b)	2,034	71,739
United Online, Inc.	1,027	14,131
Unwired Planet, Inc. (a)	7,607	10,498
ValueClick, Inc. (a)	4,900	114,513
VASCO Data Security International, Inc. (a)	2,121	16,395
VirnetX Holding Corp. (a) (b)	3,103	60,229
Vitacost.com, Inc. (a)	1,656	9,588
Vocus, Inc. (a)	1,462	16,652
Web.com Group, Inc. (a)	3,082	97,977
WebMD Health Corp. (a) (b)	2,088	82,476
Wix.com Ltd. (a)	580	15,573
XO Group, Inc. (a)	1,950	28,977
Yelp, Inc. (a)	2,382	164,239
YuMe, Inc. (a) (b)	399	2,973
Zix Corp. (a)	4,375	19,950

		3,239,788

Media — 1.0%
Acacia Research (b)	3,614	52,548
AH Belo Corp. Class A	1,346	10,055
Beasley Broadcasting Group, Inc. Class A	293	2,558
Central European Media Enterprises Ltd. Class A (a) (b)	5,634	21,635
Courier Corp.	848	15,340
Crown Media Holdings, Inc. Class A (a)	2,430	8,578
Cumulus Media, Inc. Class A (a)	6,356	49,132
Daily Journal Corp. (a)	66	12,209
Demand Media, Inc. (a)	2,627	15,158
Dex Media, Inc. (a) (b)	1,174	7,960
Digital Generation, Inc. (a)	1,720	21,930
The E.W. Scripps Co. Class A (a)	2,296	49,869
Entercom Communications Corp. Class A (a)	1,771	18,613
Entravision Communications Corp. Class A	3,943	24,013
Gray Television, Inc. (a)	3,691	54,922
Hemisphere Media Group, Inc. (a) (b)	698	8,285
Houghton Mifflin Harcourt Co. (a)	1,533	26,000
Journal Communications, Inc. Class A (a)	3,217	29,950
Martha Stewart Living Omnimedia, Inc. (a)	1,652	6,938

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The McClatchy Co. Class A (a) (b)	4,452	$15,137
Media General, Inc. Class A (a) (b)	1,438	32,499
Meredith Corp.	2,619	135,664
The New York Times Co. Class A	9,465	150,209
Nexstar Broadcasting Group, Inc. Class A	2,154	120,042
Saga Communications, Inc. Class A	360	18,108
Salem Communications Corp. Class A	828	7,204
Scholastic Corp.	1,940	65,979
Sinclair Broadcast Group, Inc. Class A	5,019	179,329
World Wrestling Entertainment, Inc. Class A	2,104	34,884

		1,194,748

Telecommunications — 3.0%
8x8, Inc. (a)	6,435	65,380
ADTRAN, Inc.	4,353	117,575
Alliance Fiber Optic Products, Inc. (b)	830	12,491
Anaren, Inc. (a)	826	23,120
Anixter International, Inc.	1,983	178,153
ARRIS Group, Inc. (a)	8,547	208,248
Aruba Networks, Inc. (a)	8,365	149,733
Atlantic Tele-Network, Inc.	678	38,354
Aviat Networks, Inc. (a)	4,874	11,015
Black Box Corp.	1,188	35,402
CalAmp Corp. (a)	2,573	71,967
Calix, Inc. (a)	2,893	27,889
Cbeyond, Inc. (a)	2,015	13,903
Ciena Corp. (a)	7,448	178,231
Cincinnati Bell, Inc. (a)	15,297	54,457
Comtech Telecommunications Corp.	1,240	39,085
Comverse, Inc. (a)	1,629	63,205
Consolidated Communications Holdings, Inc. (b)	2,967	58,242
Cyan, Inc. (a) (b)	621	3,285
DigitalGlobe, Inc. (a)	5,464	224,844
Extreme Networks, Inc. (a)	6,831	47,817
Fairpoint Communications, Inc. (a) (b)	1,535	17,361
Finisar Corp. (a)	6,855	163,972
General Communication, Inc. Class A (a)	2,262	25,221
Gigamon, Inc. (a)	564	15,837
Gogo, Inc. (a) (b)	828	20,543
Harmonic, Inc. (a)	7,467	55,106
Hawaiian Telcom Holdco, Inc. (a)	740	21,734
HickoryTech Corp.	1,070	13,728
IDT Corp. Class B	1,077	19,246
Infinera Corp. (a) (b)	8,510	83,228
Inteliquent, Inc.	2,356	26,906
InterDigital, Inc. (b)	3,021	89,089
Iridium Communications, Inc. (a) (b)	4,674	29,259
Ixia (a)	4,154	55,290
KVH Industries, Inc. (a)	1,143	14,893

	Number of Shares	Value
Leap Wireless International, Inc. (a)	3,960	$68,904
Loral Space & Communications, Inc. (a)	956	77,417
Lumos Networks Corp.	1,104	23,184
Mastec, Inc. (a)	4,358	142,594
Neonode, Inc. (a) (b)	1,846	11,667
NeoPhotonics Corp. (a)	1,430	10,096
NETGEAR, Inc. (a)	2,828	93,154
NII Holdings, Inc. (a) (b)	12,570	34,567
NTELOS Holdings Corp.	1,085	21,950
Numerex Corp. Class A (a)	996	12,898
Oplink Communications, Inc. (a)	1,372	25,519
ORBCOMM, Inc. (a)	2,645	16,769
Parkervision, Inc. (a) (b)	6,505	29,598
Plantronics, Inc.	3,176	147,525
Preformed Line Products Co.	189	13,827
Premiere Global Services, Inc. (a)	3,541	41,040
Procera Networks, Inc. (a)	1,458	21,899
RF Micro Devices, Inc. (a)	20,657	106,590
RigNet, Inc. (a)	870	41,699
Ruckus Wireless, Inc. (a)	3,396	48,223
Shenandoah Telecom Co.	1,767	45,359
ShoreTel, Inc. (a)	4,327	40,155
Sonus Networks, Inc. (a)	15,867	49,981
Straight Path Communications, Inc. (a)	652	5,340
TeleNav, Inc. (a)	1,276	8,409
Tessco Technologies, Inc.	406	16,370
Ubiquiti Networks, Inc. (a) (b)	925	42,513
USA Mobility, Inc.	1,541	22,005
ViaSat, Inc. (a)	2,903	181,873
Vonage Holdings Corp. (a)	11,434	38,075
Vringo, Inc. (a) (b)	4,975	14,726
West Corp.	1,566	40,262
Westell Technologies, Inc. (a)	3,455	13,993

		3,781,990

		8,370,462

Consumer, Cyclical — 13.5%
Airlines — 0.5%
Allegiant Travel Co.	1,100	115,984
Hawaiian Holdings, Inc. (a) (b)	3,813	36,719
JetBlue Airways Corp. (a) (b)	17,058	145,846
Republic Airways Holdings, Inc. (a)	3,615	38,644
SkyWest, Inc.	3,812	56,532
Spirit Airlines, Inc. (a)	4,422	200,803

		594,528

Apparel — 1.0%
American Apparel, Inc. (a) (b)	4,512	5,550
Crocs, Inc. (a)	6,468	102,970
G-III Apparel Group Ltd. (a)	1,232	90,909
Iconix Brand Group, Inc. (a)	3,782	150,145
The Jones Group, Inc.	5,875	87,890
Oxford Industries, Inc.	989	79,783

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Perry Ellis International, Inc. (a)	868	$13,706
Quiksilver, Inc. (a)	9,735	85,376
RG Barry Corp.	739	14,263
Skechers U.S.A., Inc. Class A (a)	2,843	94,189
Steven Madden Ltd. (a)	4,413	161,472
Unifi, Inc. (a)	1,090	29,692
Vince Holding Corp. (a) (b)	833	25,548
Weyco Group, Inc.	484	14,244
Wolverine World Wide, Inc.	7,362	250,013

		1,205,750

Auto Manufacturers — 0.1%
Wabash National Corp. (a)	5,027	62,084

Automotive & Parts — 1.0%
Accuride Corp. (a)	3,176	11,847
American Axle & Manufacturing Holdings, Inc. (a)	4,933	100,880
Commercial Vehicle Group, Inc. (a)	1,783	12,962
Cooper Tire & Rubber Co.	4,650	111,786
Dana Holding Corp.	10,769	211,288
Dorman Products, Inc. (a)	1,849	103,673
Douglas Dynamics, Inc.	1,628	27,383
Federal-Mogul Corp. (a)	1,428	28,103
Fuel Systems Solutions, Inc. (a)	978	13,565
Gentherm, Inc. (a)	2,454	65,792
Meritor, Inc. (a)	7,153	74,606
Miller Industries, Inc.	831	15,482
Modine Manufacturing Co. (a)	3,472	44,511
Remy International, Inc.	1,004	23,413
Spartan Motors, Inc.	2,503	16,770
Standard Motor Products, Inc.	1,455	53,544
Superior Industries International, Inc.	1,710	35,277
Tenneco, Inc. (a)	4,456	252,076
Titan International, Inc. (b)	3,930	70,661
Tower International, Inc. (a)	443	9,480

		1,283,099

Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc. (a)	3,572	143,880
BlueLinx Holdings, Inc. (a)	2,899	5,653
Chindex International, Inc. (a)	883	15,391
Core-Mark Holding Co., Inc.	845	64,161
Houston Wire & Cable Co.	1,281	17,140
MWI Veterinary Supply, Inc. (a)	939	160,184
Owens & Minor, Inc.	4,642	169,711
Pool Corp.	3,415	198,548
Rentrak Corp. (a)	758	28,720
ScanSource, Inc. (a)	2,048	86,897
Speed Commerce, Inc. (a)	3,494	16,317
United Stationers, Inc.	2,975	136,523
Watsco, Inc.	1,881	180,689

		1,223,814

	Number of Shares	Value
Entertainment — 0.7%
AMC Entertainment Holdings, Inc. Class A (a)	145	$2,980
Ascent Media Corp. Series A (a)	1,041	89,068
Carmike Cinemas, Inc. (a)	1,692	47,105
Churchill Downs, Inc.	1,012	90,726
International Speedway Corp. Class A	2,047	72,648
Isle of Capri Casinos, Inc. (a)	1,573	14,157
Marriott Vacations Worldwide Corp. (a)	2,140	112,906
National CineMedia, Inc.	4,434	88,503
Pinnacle Entertainment, Inc. (a)	4,287	111,419
Reading International, Inc. Series A (a)	1,304	9,767
Scientific Games Corp. Class A (a)	3,510	59,424
Speedway Motorsports, Inc.	861	17,091
Vail Resorts, Inc.	2,636	198,306

		914,100

Home Builders — 0.7%
Beazer Homes USA, Inc. (a) (b)	1,844	45,030
Cavco Industries, Inc. (a)	511	35,106
Hovnanian Enterprises, Inc. Class A (a) (b)	8,300	54,946
KB Home (b)	6,133	112,111
LGI Homes, Inc. (a)	711	12,649
M.D.C. Holdings, Inc.	2,865	92,368
M/I Homes, Inc. (a)	1,778	45,250
Meritage Home Corp. (a)	2,652	127,269
The Ryland Group, Inc.	3,384	146,899
Standard Pacific Corp. (a)	10,855	98,238
TRI Pointe Homes, Inc. (a)	1,087	21,664
UCP, Inc. Class A (a)	523	7,657
WCI Communities, Inc. (a)	470	8,972
William Lyon Homes Class A (a)	972	21,520
Winnebago Industries, Inc. (a)	2,062	56,602

		886,281

Home Furnishing — 0.3%
American Woodmark Corp. (a)	716	28,303
Bassett Furniture Industries, Inc.	852	13,019
DTS, Inc. (a)	1,336	32,037
Ethan Allen Interiors, Inc.	1,825	55,516
Flexsteel Industries, Inc.	350	10,756
Hooker Furniture Corp.	814	13,578
Kimball International, Inc. Class B	2,386	35,862
La-Z-Boy, Inc.	3,840	119,040
Norcraft Cos., Inc. (a)	588	11,537
Universal Electronics, Inc. (a)	1,103	42,035
VOXX International Corp. (a)	1,342	22,411

		384,094

Housewares — 0.1%
EveryWare Global, Inc. (a)	674	5,581
Libbey, Inc. (a)	1,533	32,193
Lifetime Brands, Inc.	794	12,489

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
National Presto Industries, Inc. (b)	348	$28,014

		78,277

Leisure Time — 0.7%
Arctic Cat, Inc.	968	55,157
Black Diamond, Inc. (a) (b)	1,606	21,408
Brunswick Corp.	6,632	305,470
Callaway Golf Co.	5,223	44,030
ClubCorp Holdings, Inc.	1,493	26,486
Diamond Resorts International, Inc. (a)	1,273	23,500
Fox Factory Holding Corp. (a)	768	13,532
Interval Leisure Group, Inc.	2,890	89,301
Johnson Outdoors, Inc.	350	9,432
Life Time Fitness, Inc. (a)	3,160	148,520
Marine Products Corp.	816	8,201
Multimedia Games Holding Co. (a)	2,120	66,483
Nautilus, Inc. (a)	2,279	19,212
Town Sports International Holdings, Inc.	1,729	25,520

		856,252

Lodging — 0.2%
Boyd Gaming Corp. (a)	5,101	57,437
Caesars Entertainment Corp. (a) (b)	2,962	63,801
Marcus Corp.	1,304	17,526
Monarch Casino & Resort, Inc. (a)	626	12,570
Morgans Hotel Group Co. (a)	1,967	15,992
Orient-Express Hotels Ltd. Class A (a)	7,035	106,299

		273,625

Office Furnishings — 0.4%
Herman Miller, Inc.	4,303	127,025
HNI Corp.	3,340	129,692
Interface, Inc.	4,359	95,724
Knoll, Inc.	3,549	64,982
Steelcase, Inc. Class A	6,192	98,205

		515,628

Retail — 6.2%
Aeropostale, Inc. (a) (b)	5,765	52,404
AFC Enterprises, Inc. (a)	1,756	67,606
America’s Car-Mart, Inc. (a)	580	24,493
ANN, Inc. (a)	3,462	126,571
Asbury Automotive Group, Inc. (a)	2,288	122,957
Barnes & Noble, Inc. (a)	2,971	44,416
bebe stores, Inc.	2,560	13,619
Big 5 Sporting Goods Corp.	1,199	23,764
Biglari Holdings, Inc. (a)	106	53,704
BJ’s Restaurants, Inc. (a)	1,814	56,343
Bloomin’ Brands, Inc. (a)	4,060	97,481
Bob Evans Farms, Inc.	2,046	103,507
Body Central Corp. (a) (b)	1,179	4,645
The Bon-Ton Stores, Inc. (b)	990	16,117
Bravo Brio Restaurant Group, Inc. (a)	1,402	22,811
Brown Shoe Co., Inc.	3,176	89,373
The Buckle, Inc. (b)	2,053	107,906

	Number of Shares	Value
Buffalo Wild Wings, Inc. (a)	1,376	$202,547
Burlington Stores, Inc. (a) (b)	1,127	36,064
Carrols Restaurant Group, Inc. (a)	1,702	11,250
Casey’s General Stores, Inc.	2,814	197,683
Cash America International, Inc.	2,096	80,277
The Cato Corp. Class A	2,030	64,554
CEC Entertainment, Inc.	1,311	58,051
The Cheesecake Factory, Inc.	3,912	188,832
The Children’s Place Retail Store, Inc. (a)	1,697	96,678
Christopher & Banks Corp. (a)	2,669	22,793
Chuy’s Holdings, Inc. (a)	1,194	43,008
Citi Trends, Inc. (a)	1,115	18,955
Columbia Sportswear Co.	948	74,655
Conn’s, Inc. (a)	1,646	129,688
The Container Store Group, Inc. (a) (b)	1,056	49,220
Cracker Barrel Old Country Store, Inc.	1,442	158,721
Del Frisco’s Restaurant Group, Inc. (a)	789	18,597
Denny’s Corp. (a)	6,764	48,633
Destination Maternity Corp.	986	29,462
Destination XL Group, Inc. (a)	2,981	19,585
DineEquity, Inc.	1,213	101,346
Diversified Restaurant Holdings, Inc. (a)	837	3,992
Einstein Noah Restaurant Group, Inc.	486	7,047
Express, Inc. (a)	6,262	116,912
EZCORP, Inc. Class A (a)	3,752	43,861
Fiesta Restaurant Group, Inc. (a)	1,644	85,883
The Finish Line, Inc. Class A	3,612	101,750
First Cash Financial Services, Inc. (a)	2,142	132,461
Five Below, Inc. (a)	2,407	103,982
Francesca’s Holdings Corp. (a) (b)	3,237	59,593
Fred’s, Inc. Class A	2,712	50,226
Genesco, Inc. (a)	1,763	128,805
Gordmans Stores, Inc.	694	5,323
Group 1 Automotive, Inc.	1,596	113,348
Haverty Furniture Cos., Inc.	1,453	45,479
hhgregg, Inc. (a) (b)	937	13,090
Hibbett Sports, Inc. (a) (b)	1,907	128,169
HSN, Inc.	2,484	154,753
Ignite Restaurant Group, Inc. (a) (b)	498	6,225
Insight Enterprises, Inc. (a)	3,199	72,649
Jack in the Box, Inc. (a)	3,263	163,215
Jamba, Inc. (a)	1,213	15,078
Jos. A. Bank Clothiers, Inc. (a)	2,051	112,251
Kirkland’s, Inc. (a)	1,025	24,262
Krispy Kreme Doughnuts, Inc. (a)	4,807	92,727
Lithia Motors, Inc. Class A	1,630	113,155
Luby’s, Inc. (a)	1,542	11,904
Lumber Liquidators Holdings, Inc. (a) (b)	2,015	207,323
MarineMax, Inc. (a)	1,688	27,143
Mattress Firm Holding Corp. (a) (b)	987	42,480
The Men’s Wearhouse, Inc.	3,482	177,861

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Movado Group, Inc.	1,299	$57,169
Nathan’s Famous, Inc. (a)	211	10,637
New York & Co., Inc. (a)	2,097	9,164
Noodles & Co. (a) (b)	437	15,697
Office Depot, Inc. (a)	35,229	186,361
Pacific Sunwear of California, Inc. (a)	3,345	11,172
The Pantry, Inc. (a)	1,717	28,811
Papa John’s International, Inc.	2,350	106,690
PC Connection, Inc.	694	17,246
Penske Auto Group, Inc.	3,101	146,243
The PEP Boys-Manny, Moe & Jack (a)	3,916	47,540
Pier 1 Imports, Inc.	6,954	160,498
Potbelly Corp. (a) (b)	609	14,787
PriceSmart, Inc.	1,385	160,023
RadioShack Corp. (a) (b)	6,983	18,156
Red Robin Gourmet Burgers, Inc. (a)	1,041	76,555
Regis Corp.	3,519	51,061
Restoration Hardware Holdings, Inc. (a)	1,299	87,423
Rite Aid Corp. (a)	53,581	271,120
Roundy’s, Inc. (b)	1,861	18,349
Ruby Tuesday, Inc. (a)	4,450	30,839
Rush Enterprises, Inc. Class A (a)	2,554	75,726
Ruth’s Hospitality Group, Inc.	2,636	37,458
Sears Hometown & Outlet Stores, Inc. (a)	606	15,453
Select Comfort Corp. (a)	4,085	86,153
Shoe Carnival, Inc.	1,102	31,969
Sonic Automotive, Inc. Class A	2,862	70,062
Sonic Corp. (a)	4,123	83,243
Stage Stores, Inc.	2,407	53,484
Stein Mart, Inc.	2,006	26,981
Susser Holdings Corp. (a)	1,327	86,905
Systemax, Inc. (a)	833	9,371
Texas Roadhouse, Inc.	4,584	127,435
Tile Shop Holdings, Inc. (a) (b)	1,317	23,798
Tilly’s, Inc. (a)	648	7,420
Titan Machinery, Inc. (a) (b)	1,218	21,705
Trans World Entertainment Corp. (a)	826	3,651
Tuesday Morning Corp. (a)	3,149	50,258
Vera Bradley, Inc. (a)	1,592	38,272
Vitamin Shoppe, Inc. (a)	2,228	115,878
West Marine, Inc. (a)	1,185	16,863
The Wet Seal, Inc. Class A (a)	6,905	18,851
Winmark Corp.	175	16,209
Zale Corp. (a)	2,386	37,627
Zumiez, Inc. (a)	1,554	40,404

		7,659,980

Storage & Warehousing — 0.1%
Mobile Mini, Inc. (a)	2,817	116,004
Wesco Aircraft Holdings, Inc. (a)	3,017	66,133

		182,137

	Number of Shares	Value
Textiles — 0.5%
Culp, Inc.	583	$11,922
Fifth & Pacific Cos., Inc. (a)	8,800	282,216
G&K Services, Inc. Class A	1,438	89,487
Tumi Holdings, Inc. (a)	3,515	79,263
UniFirst Corp.	1,074	114,918

		577,806

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc. (b)	1,487	10,007
LeapFrog Enterprises, Inc. (a) (b)	4,686	37,207

		47,214

		16,744,669

Consumer, Non-cyclical — 20.1%
Agriculture — 0.3%
Alico, Inc.	204	7,930
Alliance One International, Inc. (a)	6,242	19,038
Griffin Land & Nurseries, Inc.	206	6,876
Limoneira Co.	726	19,304
Star Scientific, Inc. (a) (b)	12,907	14,972
Tejon Ranch Co. (a)	1,015	37,311
The Andersons, Inc.	1,374	122,520
Universal Corp. (b)	1,713	93,530
Vector Group Ltd. (b)	4,634	75,859

		397,340

Beverages — 0.2%
The Boston Beer Co., Inc. Class A (a)	605	146,283
Coca-Cola Bottling Co. Consolidated	334	24,446
Craft Brew Alliance, Inc. (a)	760	12,479
Farmer Bros Co. (a)	421	9,792
National Beverage Corp. (a)	837	16,874

		209,874

Biotechnology — 2.4%
Acceleron Pharma, Inc. (a) (b)	447	17,701
Acorda Therapeutics, Inc. (a)	2,993	87,396
Aegerion Pharmaceuticals, Inc. (a)	2,116	150,151
Affymetrix, Inc. (a)	5,220	44,735
AMAG Pharmaceuticals, Inc. (a)	1,588	38,541
Arena Pharmaceuticals, Inc. (a) (b)	16,002	93,612
Arqule, Inc. (a)	4,253	9,144
AVEO Pharmaceuticals, Inc. (a)	3,559	6,549
BIND Therapeutics, Inc. (a) (b)	424	6,398
Biotime, Inc. (a) (b)	2,636	9,490
Bluebird Bio, Inc. (a) (b)	460	9,651
Cambrex Corp. (a)	2,209	39,386
Cell Therapeutics, Inc. (a) (b)	9,280	17,818
Celldex Therapeutics, Inc. (a)	6,546	158,479
Cellular Dynamics International, Inc. (a) (b)	260	4,293
Chelsea Therapeutics International Ltd. (a) (b)	5,748	25,464
Coronado Biosciences, Inc. (a) (b)	1,719	4,521

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CryoLife, Inc.	1,973	$21,881
Curis, Inc. (a) (b)	6,314	17,805
Cytokinetics, Inc. (a)	1,981	12,876
Dendreon Corp. (a) (b)	11,606	34,702
Dynavax Technologies Corp. (a) (b)	19,347	37,920
Enzon Pharmaceuticals, Inc.	2,846	3,301
Epizyme, Inc. (a) (b)	388	8,070
Exact Sciences Corp. (a)	5,195	60,730
Exelixis, Inc. (a) (b)	13,568	83,172
Fibrocell Science, Inc. (a)	1,861	7,556
Five Prime Therapeutics, Inc. (a) (b)	445	7,472
Foundation Medicine, Inc. (a) (b)	467	11,124
Galena Biopharma, Inc. (a) (b)	7,410	36,754
Geron Corp. (a)	9,581	45,414
GTx, Inc. (a) (b)	1,457	2,404
Halozyme Therapeutics, Inc. (a) (b)	6,526	97,825
Harvard Bioscience, Inc. (a)	1,839	8,643
Immunogen, Inc. (a) (b)	6,222	91,277
Immunomedics, Inc. (a) (b)	5,213	23,980
Insmed, Inc. (a)	2,546	43,307
Integra LifeSciences Holdings (a)	1,681	80,200
Intercept Pharmaceuticals, Inc. (a)	528	36,052
InterMune, Inc. (a)	6,574	96,835
Intrexon Corp. (a) (b)	862	20,516
Ironwood Pharmaceuticals, Inc. (a) (b)	6,846	79,482
Karyopharm Therapeutics, Inc. (a)	616	14,119
KYTHERA Biopharmaceuticals, Inc. (a) (b)	861	32,072
Lexicon Pharmaceuticals, Inc. (a)	16,567	29,821
Ligand Pharmaceuticals, Inc. Class B (a) (b)	1,311	68,959
MacroGenics, Inc. (a) (b)	460	12,618
Marrone Bio Innovations, Inc. (a) (b)	373	6,632
MEI Pharma, Inc. (a) (b)	815	6,528
Merrimack Pharmaceuticals, Inc. (a) (b)	7,103	37,930
Momenta Pharmaceuticals, Inc. (a)	3,480	61,526
Nanosphere, Inc. (a)	4,321	9,895
NeoGenomics, Inc. (a)	2,589	9,372
NewLink Genetics Corp. (a) (b)	1,223	26,918
Novavax, Inc. (a)	13,671	69,995
NPS Pharmaceuticals, Inc. (a)	7,364	223,571
Omeros Corp. (a) (b)	2,130	24,048
OncoGenex Pharmaceutical, Inc. (a)	1,093	9,116
OncoMed Pharmaceuticals, Inc. (a) (b)	325	9,594
Onconova Therapeutics, Inc. (a)	399	4,580
OvaScience, Inc. (a)	703	6,425
Pacific Biosciences of California, Inc. (a)	3,473	18,164
PDL BioPharma, Inc. (b)	10,316	87,067
Peregrine Pharmaceuticals, Inc. (a) (b)	12,329	17,137
Prothena Corp. PLC (a)	1,029	27,289
PTC Therapeutics, Inc. (a)	755	12,812
Puma Biotechnology, Inc. (a)	1,625	168,236

	Number of Shares	Value
Repligen Corp. (a)	2,269	$30,949
RTI Biologics, Inc. (a)	4,169	14,758
Sangamo Biosciences, Inc. (a) (b)	4,488	62,338
Sequenom, Inc. (a) (b)	8,349	19,537
Spectrum Pharmaceuticals, Inc. (a) (b)	4,665	41,285
Stemline Therapeutics, Inc. (a)	709	13,896
Sunesis Pharmaceuticals, Inc. (a) (b)	2,263	10,727
Veracyte, Inc. (a)	405	5,872
Verastem, Inc. (a) (b)	1,222	13,931
Vical, Inc. (a)	5,760	6,797
XOMA Corp. (a) (b)	5,675	38,193
ZIOPHARM Oncology, Inc. (a) (b)	5,862	25,441

		2,970,775

Commercial Services — 6.0%
ABM Industries, Inc.	4,012	114,703
Accretive Health, Inc. (a)	4,323	39,599
The Advisory Board Co. (a)	2,605	165,860
Albany Molecular Research, Inc. (a)	1,800	18,144
American Public Education, Inc. (a)	1,299	56,468
AMN Healthcare Services, Inc. (a)	3,387	49,789
Barrett Business Services, Inc.	518	48,039
Bridgepoint Education, Inc. (a)	1,138	20,154
Bright Horizons Family Solutions, Inc. (a)	866	31,817
Capella Education Co.	816	54,215
Cardtronics, Inc. (a)	3,290	142,951
Career Education Corp. (a)	4,064	23,165
Carriage Services, Inc.	1,107	21,620
CBIZ, Inc. (a)	2,729	24,889
CDI Corp.	1,044	19,345
Cenveo, Inc. (a) (b)	3,901	13,419
Chemed Corp. (b)	1,295	99,223
Consolidated Graphics, Inc. (a)	530	35,743
Convergys Corp.	7,702	162,127
Corinthian Colleges, Inc. (a) (b)	6,002	10,684
The Corporate Executive Board Co.	2,464	190,788
Corvel Corp. (a)	840	39,228
CoStar Group, Inc. (a)	2,094	386,511
CRA International, Inc. (a)	753	14,909
Cross Country Healthcare, Inc. (a)	1,999	19,950
Deluxe Corp.	3,732	194,773
Education Management Corp. (a) (b)	1,722	17,375
Electro Rent Corp.	1,360	25,187
Euronet Worldwide, Inc. (a)	3,658	175,035
EVERTEC, Inc.	2,167	53,438
ExamWorks Group, Inc. (a)	2,225	66,461
Exlservice Holdings, Inc. (a)	2,398	66,233
Exponent, Inc.	970	75,117
Forrester Research, Inc.	924	35,352
Franklin Covey Co. (a)	659	13,101
FTI Consulting, Inc. (a)	2,957	121,651
The Geo Group, Inc.	5,251	169,187
Global Cash Access Holdings, Inc. (a)	4,879	48,741

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Grand Canyon Education, Inc. (a)	3,336	$145,450
Great Lakes Dredge & Dock Co. (a)	4,381	40,305
Green Dot Corp. Class A (a)	1,895	47,659
H&E Equipment Services, Inc. (a)	2,180	64,593
The Hackett Group, Inc.	1,857	11,532
Healthcare Services Group, Inc.	5,036	142,871
Heartland Payment Systems, Inc.	2,666	132,873
Heidrick & Struggles International, Inc.	1,304	26,263
Hillenbrand, Inc.	4,048	119,092
HMS Holdings Corp. (a)	6,437	146,313
Huron Consulting Group, Inc. (a)	1,708	107,126
ICF International, Inc. (a)	1,452	50,399
Insperity, Inc.	1,653	59,723
Intersections, Inc.	690	5,375
ITT Educational Services, Inc. (a) (b)	1,719	57,724
JTH Holding, Inc. Class A (a)	348	8,456
K12, Inc. (a)	2,001	43,522
Kelly Services, Inc. Class A	1,980	49,381
Kforce, Inc.	1,989	40,695
Korn/Ferry International (a)	3,567	93,170
Landauer, Inc.	702	36,932
LifeLock, Inc. (a)	4,461	73,205
Lincoln Educational Services Corp.	1,687	8,401
Live Nation Entertainment, Inc. (a)	10,322	203,963
Mac-Gray Corp.	860	18,258
MAXIMUS, Inc.	5,012	220,478
McGrath RentCorp	1,857	73,909
Medifast, Inc. (a)	988	25,816
MoneyGram International, Inc. (a)	1,567	32,562
Monro Muffler Brake, Inc. (b)	2,296	129,403
Monster Worldwide, Inc. (a)	7,702	54,915
Multi-Color Corp.	899	33,928
National Research Corp. Class A (a)	711	13,381
Navigant Consulting, Inc. (a)	3,713	71,290
Odyssey Marine Exploration, Inc. (a) (b)	5,917	11,952
On Assignment, Inc. (a)	3,356	117,192
PAREXEL International Corp. (a)	4,169	188,355
Pendrell Corp. (a)	11,503	23,121
Performant Financial Corp. (a)	1,639	16,882
PHH Corp. (a)	4,190	102,027
PRG-Schultz International, Inc. (a)	2,070	13,910
Providence Service Corp. (a)	746	19,187
Quad/Graphics, Inc. (b)	1,835	49,967
Rent-A-Center, Inc.	3,917	130,593
Resources Connection, Inc.	3,006	43,076
RPX Corp. (a)	2,385	40,307
ServiceSource International, Inc. (a)	4,488	37,609
SFX Entertainment, Inc. (a) (b)	1,395	16,740
Sotheby’s	5,016	266,851
SP Plus Corp. (a)	1,127	29,347
Steiner Leisure Ltd. (a)	1,081	53,174
Strayer Education, Inc.	785	27,059
Swisher Hygiene, Inc. (a) (b)	8,938	4,595

	Number of Shares	Value
Team Health Holdings, Inc. (a)	5,039	$229,526
Team, Inc. (a)	1,515	64,145
TeleTech Holdings, Inc. (a)	1,469	35,168
Tree.com, Inc. (a)	477	15,665
TrueBlue, Inc. (a)	2,991	77,108
Universal Technical Institute, Inc.	1,525	21,213
Valassis Communications, Inc. (b)	2,848	97,544
Viad Corp.	1,497	41,587
VistaPrint NV (a)	2,399	136,383
WEX, Inc. (a)	2,845	281,740
Xoom Corp. (a)	602	16,477

		7,462,454

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc. (a)	1,884	66,788
Inter Parfums, Inc.	1,207	43,222
Revlon, Inc. Class A (a)	799	19,943

		129,953

Foods — 2.0%
Annie’s, Inc. (a) (b)	1,008	43,384
Arden Group, Inc. Class A	86	10,880
B&G Foods, Inc.	3,880	131,571
Boulder Brands, Inc. (a)	4,369	69,292
Cal-Maine Foods, Inc.	1,090	65,651
Calavo Growers, Inc.	884	26,750
The Chefs’ Warehouse, Inc. (a)	1,211	35,313
Chiquita Brands International, Inc. (a)	3,420	40,014
Diamond Foods, Inc. (a) (b)	1,636	42,274
Fairway Group Holdings Corp. (a) (b)	1,099	19,914
Fresh Del Monte Produce, Inc.	2,779	78,646
Harris Teeter Supermarkets, Inc.	3,591	177,216
Ingles Markets, Inc. Class A	847	22,954
Inventure Foods, Inc. (a)	1,076	14,268
J&J Snack Foods Corp.	1,096	97,095
John B Sanfilippo & Son, Inc.	596	14,709
Lancaster Colony Corp.	1,360	119,884
Lifeway Foods, Inc. (b)	371	5,929
Pilgrim’s Pride Corp. (a)	4,448	72,280
Post Holdings, Inc. (a)	2,396	118,051
Sanderson Farms, Inc.	1,689	122,165
Seaboard Corp.	22	61,489
Seneca Foods Corp. Class A (a)	592	18,879
Snyders-Lance, Inc.	3,493	100,319
Spartan Stores, Inc.	2,696	65,459
SUPERVALU, Inc. (a)	14,910	108,694
The Hain Celestial Group, Inc. (a)	2,816	255,636
Tootsie Roll Industries, Inc. (b)	1,444	46,988
TreeHouse Foods, Inc. (a)	2,657	183,120
United Natural Foods, Inc. (a)	3,619	272,836
Village Super Market Class A	453	14,047
Weis Markets, Inc.	819	43,047

		2,498,754

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 3.2%
Abaxis, Inc. (a)	1,623	$64,952
ABIOMED, Inc. (a)	2,844	76,049
Accelerate Diagnostics, Inc. (a) (b)	746	9,101
Accuray, Inc. (a) (b)	5,449	47,461
Alphatec Holdings, Inc. (a)	4,392	8,828
AngioDynamics, Inc. (a)	1,791	30,787
ArthroCare Corp. (a)	2,067	83,176
AtriCure, Inc. (a)	1,531	28,599
Atrion Corp.	116	34,365
Biolase Technology, Inc. (a) (b)	2,494	7,059
Cantel Medical Corp.	2,411	81,757
Cardiovascular Systems, Inc. (a)	1,803	61,825
Cepheid, Inc. (a) (b)	4,932	230,423
Cerus Corp. (a)	5,093	32,850
CONMED Corp.	2,037	86,572
Cutera, Inc. (a)	1,050	10,689
Cyberonics, Inc. (a)	2,029	132,920
Cynosure Inc. Class A (a)	1,407	37,539
Dexcom, Inc. (a)	5,187	183,672
Endologix, Inc. (a)	4,616	80,503
Exactech, Inc. (a)	685	16,276
The Female Health Co.	1,588	13,498
GenMark Diagnostics, Inc. (a)	2,626	34,952
Genomic Health, Inc. (a)	1,229	35,973
Globus Medical, Inc. Class A (a)	4,006	80,841
Haemonetics Corp. (a)	3,744	157,735
Hanger, Inc. (a)	2,545	100,120
Harvard Apparatus Regenerative Technology, Inc. (a)	459	2,180
HeartWare International, Inc. (a)	1,199	112,658
ICU Medical, Inc. (a)	953	60,716
Insulet Corp. (a)	3,921	145,469
Invacare Corp.	2,354	54,636
LDR Holding Corp. (a)	452	10,667
Luminex Corp. (a)	2,750	53,350
Masimo Corp. (a)	3,576	104,526
Medical Action Industries, Inc. (a)	1,134	9,707
Merge Healthcare, Inc. (a)	4,971	11,533
Meridian Bioscience, Inc.	3,044	80,757
Merit Medical Systems, Inc. (a)	3,130	49,266
MiMedx Group, Inc. (a) (b)	6,677	58,357
Natus Medical, Inc. (a)	2,232	50,220
Navidea Biopharmaceuticals, Inc. (a) (b)	8,823	18,264
NuVasive, Inc. (a)	3,246	104,943
NxStage Medical, Inc. (a)	4,392	43,920
OraSure Technologies, Inc. (a)	3,973	24,990
Orthofix International NV (a)	1,417	32,336
Oxford Immunotec Global PLC (a)	488	9,457
PhotoMedex, Inc. (a) (b)	1,032	13,364
Quidel Corp. (a) (b)	2,066	63,819
Rockwell Medical Technologies, Inc. (a) (b)	2,864	29,900

	Number of Shares	Value
Solta Medical, Inc. (a)	5,014	$14,791
Spectranetics Corp. (a)	2,962	74,050
Staar Surgical Co. (a)	2,701	43,729
Steris Corp.	4,313	207,240
SurModics, Inc. (a)	1,042	25,414
Symmetry Medical, Inc. (a)	2,698	27,196
Tandem Diabetes Care, Inc. (a)	641	16,519
TearLab Corp. (a) (b)	2,032	18,979
Thoratec Corp. (a)	4,208	154,013
Tornier BV (a)	1,906	35,814
Unilife Corp. (a) (b)	7,152	31,469
Utah Medical Products, Inc.	246	14,061
Vascular Solutions, Inc. (a)	1,190	27,549
Volcano Corp. (a) (b)	4,005	87,509
West Pharmaceutical Services, Inc.	5,076	249,029
Wright Medical Group, Inc. (a)	2,966	91,086
Zeltiq Aesthetics, Inc. (a)	1,294	24,470

		4,056,475

Health Care – Services — 1.6%
Acadia Healthcare Co., Inc. (a)	2,599	123,011
Addus HomeCare Corp. (a)	391	8,778
Air Methods Corp. (a)	2,852	166,357
Alliance HealthCare Services, Inc. (a)	347	8,585
Almost Family, Inc. (a)	608	19,657
Amedisys, Inc. (a)	2,306	33,737
AmSurg Corp. (a)	2,351	107,958
Bio-Reference Laboratories, Inc. (a) (b)	1,798	45,921
Capital Senior Living Corp. (a)	2,105	50,499
Centene Corp. (a)	3,994	235,446
Emeritus Corp. (a)	2,963	64,090
The Ensign Group, Inc.	1,432	63,395
Five Star Quality Care, Inc. (a)	3,170	17,403
Gentiva Health Services, Inc. (a)	2,271	28,183
HealthSouth Corp.	6,396	213,115
Healthways, Inc. (a)	2,514	38,590
The IPC Hospitalist Co. (a)	1,233	73,228
Kindred Healthcare, Inc.	3,967	78,308
LHC Group, Inc. (a)	870	20,915
Magellan Health Services, Inc. (a)	1,988	119,101
Molina Healthcare, Inc. (a)	2,082	72,349
National Healthcare Corp.	795	42,858
Select Medical Holdings Corp.	3,572	41,471
Skilled Healthcare Group, Inc. Class A (a)	1,553	7,470
Surgical Care Affiliates, Inc. (a)	817	28,464
Triple-S Management Corp. Class B (a)	1,743	33,884
U.S. Physical Therapy, Inc.	880	31,029
Universal American Corp.	2,720	19,856
USMD Holdings, Inc. (a) (b)	84	1,689
Vocera Communications, Inc. (a)	1,512	23,602
WellCare Health Plans, Inc. (a)	3,190	224,640

		2,043,589

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Household Products — 0.5%
Acco Brands Corp. (a)	8,348	$56,099
Blyth, Inc. (b)	611	6,648
Central Garden & Pet Co. Class A (a)	2,967	20,027
Costa, Inc. (a)	693	15,059
CSS Industries, Inc.	622	17,839
Ennis, Inc.	1,930	34,161
Helen of Troy Ltd. (a)	2,339	115,804
Prestige Brands Holdings, Inc. (a)	3,753	134,357
Skullcandy, Inc. (a)	1,304	9,402
Spectrum Brands Holdings, Inc.	1,579	111,398
WD-40 Co.	1,139	85,060

		605,854

Pharmaceuticals — 3.8%
Acadia Pharmaceuticals, Inc. (a)	5,147	128,624
AcelRx Pharmaceuticals, Inc. (a) (b)	1,688	19,091
Achillion Pharmaceuticals, Inc. (a) (b)	7,049	23,403
Aerie Pharmaceuticals, Inc. (a)	609	10,938
Agios Pharmaceuticals, Inc. (a) (b)	471	11,280
Akorn, Inc. (a)	4,277	105,343
Align Technology, Inc. (a)	5,365	306,610
Alimera Sciences, Inc. (a) (b)	1,319	6,213
Alnylam Pharmaceuticals, Inc. (a)	4,265	274,367
Amicus Therapeutics, Inc. (a) (b)	2,150	5,053
Ampio Pharmaceuticals, Inc. (a) (b)	2,177	15,522
Anacor Pharmaceuticals, Inc. (a) (b)	1,849	31,026
Anika Therapeutics, Inc. (a)	878	33,504
Antares Pharma, Inc. (a) (b)	8,265	37,027
Aratana Therapeutics, Inc. (a) (b)	435	8,309
Array Biopharma, Inc. (a)	9,106	45,621
Auxilium Pharmaceuticals, Inc. (a)	3,622	75,120
AVANIR Pharmaceuticals, Inc. (a)	10,651	35,787
BioDelivery Sciences International, Inc. (a) (b)	2,151	12,669
BioScrip, Inc. (a)	4,285	31,709
Cadence Pharmaceuticals, Inc. (a)	4,535	41,042
Cempra, Inc. (a)	1,396	17,296
ChemoCentryx, Inc. (a) (b)	1,963	11,366
Chimerix, Inc. (a)	691	10,441
Clovis Oncology, Inc. (a)	1,318	79,436
Conatus Pharmaceuticals, Inc. (a) (b)	463	2,986
Corcept Therapeutics, Inc. (a) (b)	3,979	12,812
Cornerstone Therapeutics, Inc. (a)	685	6,501
Cytori Therapeutics, Inc. (a) (b)	4,785	12,297
DepoMed, Inc. (a)	4,158	43,992
Derma Sciences, Inc. (a) (b)	1,046	11,318
Durata Therapeutics, Inc. (a) (b)	889	11,370
Dyax Corp. (a)	8,899	67,009
Emergent Biosolutions, Inc. (a)	2,030	46,670
Enanta Pharmaceuticals, Inc. (a)	285	7,775
Endocyte, Inc. (a) (b)	2,172	23,219
Esperion Therapeutics, Inc. (a)	332	4,562
Furiex Pharmaceuticals, Inc. (a)	476	19,997

	Number of Shares	Value
Hi-Tech Pharmacal Co., Inc. (a)	815	$35,363
Hyperion Therapeutics, Inc. (a) (b)	610	12,334
Idenix Pharmaceuticals, Inc. (a) (b)	7,337	43,875
Impax Laboratories, Inc. (a)	5,034	126,555
Infinity Pharmaceuticals, Inc. (a)	3,524	48,666
Insys Therapeutics, Inc. (a)	362	14,013
Isis Pharmaceuticals, Inc. (a)	8,243	328,401
KaloBios Pharmaceuticals, Inc. (a)	693	3,063
Keryx Biopharmaceuticals, Inc. (a) (b)	6,002	77,726
Lannett Co., Inc. (a)	1,372	45,413
Lifevantage Corp. (a) (b)	7,777	12,832
MannKind Corp. (a) (b)	10,935	56,971
The Medicines Co. (a)	4,644	179,351
Natural Grocers by Vitamin Cottage, Inc. (a) (b)	639	27,126
Nature’s Sunshine Products, Inc.	791	13,700
Nektar Therapeutics (a)	8,481	96,259
Neogen Corp. (a)	2,636	120,465
Neurocrine Biosciences, Inc. (a)	4,936	46,102
Nutraceutical International Corp. (a)	629	16,845
Omega Protein Corp. (a)	1,469	18,054
Omthera Pharmaceuticals, Inc. (c)	428	-
Ophthotech Corp. (a) (b)	636	20,575
Opko Health, Inc. (a) (b)	13,866	117,029
Orexigen Therapeutics, Inc. (a)	7,485	42,141
Osiris Therapeutics, Inc. (a) (b)	1,179	18,958
Pacira Pharmaceuticals, Inc. (a)	2,024	116,360
Pernix Therapeutics Holdings (a) (b)	1,365	3,440
PetMed Express, Inc. (b)	1,446	24,047
PharMerica Corp. (a)	2,185	46,978
Portola Pharmaceuticals, Inc. (a)	774	19,931
Pozen, Inc.	1,948	15,662
Progenics Pharmaceuticals, Inc. (a)	4,396	23,431
Questcor Pharmaceuticals, Inc. (b)	3,807	207,291
Raptor Pharmaceutical Corp. (a) (b)	4,396	57,236
Receptos, Inc. (a)	413	11,973
Regulus Therapeutics, Inc. (a)	698	5,158
Relypsa, Inc. (a) (b)	476	11,900
Repros Therapeutics, Inc. (a) (b)	1,675	30,653
Rigel Pharmaceuticals, Inc. (a)	6,039	17,211
Sagent Pharmaceuticals, Inc. (a)	1,380	35,024
Santarus, Inc. (a)	4,064	129,885
Sarepta Therapeutics, Inc. (a) (b)	2,761	56,242
SciClone Pharmaceuticals, Inc. (a)	3,911	19,711
SIGA Technologies, Inc. (a) (b)	2,602	8,509
Sucampo Pharmaceuticals, Inc. Class A (a)	1,105	10,387
Supernus Pharmaceuticals, Inc. (a) (b)	1,315	9,915
Synageva BioPharma Corp. (a) (b)	1,413	91,449
Synergy Pharmaceuticals, Inc. (a) (b)	5,826	32,800
Synta Pharmaceuticals Corp. (a) (b)	3,555	18,628
Synutra International, Inc. (a) (b)	1,352	12,006
Targacept, Inc. (a)	2,201	9,134

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TESARO, Inc. (a)	966	$27,280
Tetraphase Pharmaceuticals, Inc. (a)	958	12,952
TG Therapeutics, Inc. (a) (b)	995	3,881
TherapeuticsMD, Inc. (a)	6,311	32,880
Threshold Pharmaceuticals, Inc. (a) (b)	3,421	15,976
USANA Health Sciences, Inc. (a) (b)	438	33,104
Vanda Pharmaceuticals, Inc. (a)	2,442	30,305
ViroPharma Inc (a)	4,791	238,831
VIVUS, Inc. (a) (b)	7,398	67,174
Xenoport, Inc. (a)	3,179	18,279
Zogenix, Inc. (a) (b)	7,142	24,568

		4,699,313

		25,074,381

Diversified — 0.2%
Holding Company – Diversified — 0.2%
Harbinger Group, Inc. (a)	2,397	28,404
Horizon Pharma, Inc. (a) (b)	3,790	28,880
National Bank Holdings Corp. Class A	3,344	71,562
Primoris Services Corp.	2,592	80,689
Resource America, Inc. Class A	992	9,285

		218,820

Energy — 5.1%
Coal — 0.4%
Alpha Natural Resources, Inc. (a)	16,207	115,718
Arch Coal, Inc. (b)	15,588	69,366
Cloud Peak Energy, Inc. (a)	4,471	80,478
Hallador Energy Co.	680	5,481
L&L Energy, Inc. (a) (b) (c)	2,341	3,933
SunCoke Energy, Inc. (a)	5,133	117,084
Walter Energy, Inc. (b)	4,592	76,365
Westmoreland Coal Co. (a)	860	16,589

		485,014

Energy – Alternate Sources — 0.3%
Amyris, Inc. (a) (b)	2,154	11,395
Clean Energy Fuels Corp. (a) (b)	5,004	64,452
Enphase Energy, Inc. (a) (b)	1,118	7,088
FuelCell Energy, Inc. (a) (b)	11,582	16,331
FutureFuel Corp.	1,558	24,616
Green Plains Renewable Energy, Inc.	1,859	36,046
Headwaters, Inc. (a)	5,385	52,719
Pattern Energy Group, Inc.	1,352	40,979
Renewable Energy Group, Inc. (a)	1,469	16,835
REX American Resources Corp. (a)	392	17,526
Solazyme, Inc. (a) (b)	3,508	38,202

		326,189

Oil & Gas — 2.8%
Abraxas Petroleum Corp. (a)	5,981	19,618
Adams Resources & Energy, Inc.	149	10,207
Alon USA Energy, Inc.	1,710	28,283

	Number of Shares	Value
Apco Oil and Gas International, Inc. (a)	624	$9,728
Approach Resources Inc. (a) (b)	2,566	49,498
Arabian American Development Co. (a)	1,476	18,524
Athlon Energy, Inc. (a)	1,336	40,414
Bill Barrett Corp. (a) (b)	3,582	95,926
Bonanza Creek Energy, Inc. (a)	2,162	93,982
BPZ Resources, Inc. (a) (b)	8,451	15,381
Callon Petroleum Co. (a)	2,879	18,800
Carrizo Oil & Gas, Inc. (a)	3,335	149,308
Clayton Williams Energy, Inc. (a)	432	35,402
Comstock Resources, Inc.	3,552	64,966
Contango Oil & Gas Co. (a)	1,093	51,655
Delek US Holdings, Inc.	2,724	93,733
Diamondback Energy, Inc. (a)	1,433	75,748
Emerald Oil, Inc. (a)	4,120	31,559
Endeavour International Corp. (a) (b)	3,354	17,609
Energy XXI (Bermuda) Ltd.	5,827	157,679
EPL Oil & Gas, Inc. (a)	2,198	62,643
Equal Energy Ltd.	2,562	13,681
Evolution Petroleum Corp.	1,240	15,302
EXCO Resources, Inc. (b)	9,830	52,197
Forest Oil Corp. (a)	8,734	31,530
FX Energy, Inc. (a) (b)	3,947	14,446
Gastar Exploration Ltd. (a)	4,078	28,220
Goodrich Petroleum Corp. (a) (b)	2,305	39,231
Halcon Resources Corp. (a) (b)	17,013	65,670
Hercules Offshore, Inc. (a)	11,705	76,434
Isramco, Inc. (a) (b)	61	7,750
Jones Energy, Inc. (a)	794	11,497
KiOR, Inc. Class A (a) (b)	3,816	6,411
Kodiak Oil & Gas Corp. (a)	19,485	218,427
Magnum Hunter Resources Corp. (a) (b)	12,624	92,281
Matador Resources Co. (a)	4,274	79,667
Midstates Petroleum Co., Inc. (a) (b)	2,449	16,212
Miller Energy Resources, Inc. (a) (b)	2,175	15,312
Northern Oil and Gas, Inc. (a)	4,693	70,724
Panhandle Oil and Gas, Inc.	502	16,772
Parker Drilling Co. (a)	8,751	71,146
PDC Energy, Inc. (a)	2,615	139,170
Penn Virginia Corp. (a)	4,056	38,248
PetroQuest Energy, Inc. (a)	4,091	17,673
Quicksilver Resources, Inc. (a) (b)	9,007	27,651
Resolute Energy Corp. (a)	4,989	45,051
Rex Energy Corp. (a)	3,323	65,496
Rosetta Resources, Inc. (a)	4,486	215,507
Sanchez Energy Corp. (a) (b)	2,803	68,702
SemGroup Corp. Class A	3,085	201,235
Stone Energy Corp. (a)	3,670	126,945
Swift Energy Co. (a) (b)	3,193	43,105
Synergy Resources Corp. (a)	3,715	34,401
Triangle Petroleum Corp. (a) (b)	4,998	41,583
VAALCO Energy, Inc. (a)	4,221	29,083
Vantage Drilling Co. (a) (b)	14,534	26,743

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
W&T Offshore, Inc.	2,559	$40,944
Warren Resources, Inc. (a)	5,337	16,758
Western Refining, Inc. (b)	3,973	168,495
ZaZa Energy Corp. (a) (b)	2,890	2,762

		3,433,125

Oil & Gas Services — 1.5%
Basic Energy Services, Inc. (a)	2,186	34,495
Bolt Technology Corp.	659	14,505
C&J Energy Services, Inc. (a) (b)	3,306	76,369
Cal Dive International, Inc. (a) (b)	7,189	14,450
CARBO Ceramics, Inc. (b)	1,452	169,201
Dawson Geophysical Co. (a)	584	19,751
Exterran Holdings, Inc. (a)	4,218	144,256
Flotek Industries, Inc. (a)	3,508	70,405
Forum Energy Technologies, Inc. (a)	2,885	81,530
Geospace Technologies Corp. (a)	947	89,804
Global Geophysical Services, Inc. (a)	1,778	2,863
Gulf Island Fabrication, Inc.	1,045	24,265
Helix Energy Solutions Group, Inc. (a)	7,769	180,085
Hornbeck Offshore Services, Inc. (a)	2,623	129,130
ION Geophysical Corp. (a)	9,716	32,063
Key Energy Services, Inc. (a)	11,181	88,330
Matrix Service Co. (a)	1,916	46,884
Mitcham Industries, Inc. (a)	948	16,789
Natural Gas Services Group, Inc. (a)	893	24,620
Newpark Resources, Inc. (a)	6,330	77,796
Pioneer Energy Services Corp. (a)	4,572	36,622
SEACOR Holdings, Inc. (a)	1,473	134,338
Targa Resources Corp.	2,413	212,754
Tesco Corp. (a)	2,217	43,852
TETRA Technologies, Inc. (a)	5,751	71,082
TGC Industries, Inc.	1,250	9,125
Thermon Group Holdings, Inc. (a)	1,993	54,469
Willbros Group, Inc. (a)	2,884	27,167

		1,927,000

Pipelines — 0.1%
Crosstex Energy, Inc.	3,494	126,343

		6,297,671

Financial — 22.0%
Banks — 7.1%
1st Source Corp.	1,110	35,453
1st United Bancorp, Inc.	2,174	16,544
Access National Corp.	538	8,043
American National Bankshares, Inc.	588	15,435
Ameris Bancorp (a)	1,754	37,027
Ames National Corp.	685	15,337
Arrow Financial Corp. (b)	773	20,531
BancFirst Corp.	522	29,263
Banco Latinoamericano de Comercio Exterior SA	2,148	60,187
Bancorp, Inc. (a)	2,417	43,288

	Number of Shares	Value
BancorpSouth, Inc.	6,978	$177,381
Bank Mutual Corp.	3,347	23,462
Bank of Kentucky Financial Corp.	461	17,011
Bank of Marin Bancorp	441	19,135
Bank of the Ozarks, Inc.	2,280	129,025
Banner Corp.	1,430	64,093
Bar Harbor Bankshares	283	11,317
BBCN Bancorp, Inc.	5,798	96,189
BNC Bancorp (b)	1,352	23,173
Boston Private Financial Holdings, Inc.	5,864	74,004
Bridge Bancorp, Inc.	790	20,540
Bridge Capital Holdings (a)	698	14,337
Bryn Mawr Bank Corp.	985	29,727
C&F Financial Corp.	246	11,235
Camden National Corp.	551	23,263
Capital Bank Financial Corp. Class A (a)	1,726	39,267
Capital City Bank Group, Inc. (a)	890	10,475
Cardinal Financial Corp.	2,223	40,014
Cascade Bancorp (a)	450	2,354
Cass Information Systems, Inc.	758	51,051
Cathay General Bancorp	5,788	154,713
Center Bancorp, Inc.	848	15,908
Centerstate Banks, Inc.	2,157	21,894
Central Pacific Financial Corp.	1,596	32,048
Century Bancorp, Inc. Class A	252	8,379
Chemical Financial Corp.	2,168	68,661
Chemung Financial Corp.	254	8,679
Citizens & Northern Corp.	891	18,381
City Holding Co.	1,163	53,882
CNB Financial Corp.	1,015	19,285
CoBiz Financial, Inc.	2,587	30,941
Columbia Banking System, Inc.	3,738	102,832
Community Bank System, Inc.	2,938	116,580
Community Trust Bancorp, Inc.	1,040	46,966
CommunityOne Bancorp (a)	774	9,869
ConnectOne Bancorp, Inc. (a)	132	5,231
CU Bancorp (a)	681	11,904
Customers Bancorp, Inc. (a)	1,459	29,851
CVB Financial Corp.	6,719	114,693
Eagle Bancorp, Inc. (a)	1,643	50,325
Enterprise Bancorp, Inc.	524	11,093
Enterprise Financial Services Corp.	1,410	28,792
F.N.B. Corp.	11,018	139,047
Farmers Capital Bank Corp. (a)	534	11,615
Fidelity Southern Corp.	1,079	17,922
Financial Institutions, Inc.	992	24,512
First BanCorp (a)	5,265	32,590
First Bancorp	1,416	23,534
First Bancorp, Inc.	714	12,438
First Busey Corp. Class A	5,351	31,036
First Commonwealth Financial Corp.	7,203	63,530
First Community Bancshares, Inc.	1,283	21,426
First Connecticut Bancorp, Inc.	1,238	19,957

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
First Financial Bancorp	4,249	$74,060
First Financial Bankshares, Inc. (b)	2,313	153,398
First Financial Corp.	823	30,089
First Financial Holdings, Inc.	1,764	117,324
First Interstate Bancsystem, Inc.	1,294	36,711
First Merchants Corp.	2,571	58,516
First Midwest Bancorp, Inc.	5,529	96,923
First NBC Bank Holding Co. (a)	324	10,465
The First of Long Island Corp.	573	24,565
First Security Group, Inc. (a)	5,233	12,036
FirstMerit Corp.	12,152	270,139
Franklin Financial Corp. (a)	797	15,765
German American Bancorp Inc.	918	26,163
Glacier Bancorp, Inc.	5,278	157,232
Great Southern Bancorp, Inc.	743	22,595
Guaranty Bancorp	1,090	15,315
Hampton Roads Bankshares, Inc. (a)	2,626	4,596
Hancock Holding Co.	6,212	227,856
Hanmi Financial Corp.	2,320	50,785
Heartland Financial USA, Inc.	1,090	31,381
Heritage Commerce Corp.	1,512	12,459
Heritage Financial Corp.	1,101	18,838
Heritage Oaks Bancorp (a)	1,490	11,175
Home Bancshares, Inc.	3,317	123,890
Horizon Bancorp	643	16,287
Hudson Valley Holding Corp.	1,187	24,155
IBERIABANK Corp.	2,180	137,013
Independent Bank Corp.	1,739	68,151
Independent Bank Group, Inc.	277	13,756
International Bancshares Corp.	3,918	103,396
Intervest Bancshares Corp. Class A (a)	1,278	9,598
Lakeland Bancorp, Inc.	2,641	32,669
Lakeland Financial Corp.	1,210	47,190
LCNB Corp.	576	10,293
Macatawa Bank Corp. (a)	1,656	8,280
MainSource Financial Group, Inc.	1,477	26,630
MB Financial, Inc.	4,017	128,906
Mercantile Bank Corp.	648	13,984
Merchants Bancshares, Inc.	412	13,802
Metro Bancorp, Inc. (a)	1,013	21,820
MetroCorp Bancshares, Inc.	1,171	17,647
Middleburg Financial Corp.	380	6,855
MidSouth Bancorp, Inc.	654	11,680
MidWestOne Financial Group, Inc.	507	13,790
National Bankshares, Inc.	505	18,629
National Penn Bancshares, Inc.	8,564	97,030
NBT Bancorp, Inc.	3,230	83,657
NewBridge Bancorp (a)	1,840	13,800
Northrim BanCorp, Inc.	483	12,674
Northwest Bancshares, Inc.	6,862	101,420
OFG Bancorp	3,351	58,106
Old National Bancorp	7,420	114,045
OmniAmerican Bancorp, Inc. (a)	811	17,339

	Number of Shares	Value
Pacific Continental Corp.	1,323	$21,089
PacWest Bancorp (b)	2,778	117,287
Palmetto Bancshares, Inc. (a)	347	4,497
Park National Corp. (b)	847	72,054
Park Sterling Corp.	3,225	23,027
Peapack Gladstone Financial Corp.	695	13,275
Penns Woods Bancorp, Inc.	351	17,901
Peoples Bancorp, Inc.	785	17,670
Pinnacle Financial Partners, Inc.	2,572	83,667
Preferred Bank (a)	861	17,263
PrivateBancorp, Inc.	4,760	137,707
Prosperity Bancshares, Inc.	4,409	279,487
Renasant Corp.	2,253	70,879
Republic Bancorp, Inc. Class A	693	17,006
S&T Bancorp, Inc.	2,198	55,631
Sandy Spring Bancorp, Inc.	1,841	51,898
Seacoast Banking Corp. of Florida (a)	1,280	15,616
Sierra Bancorp	883	14,207
Simmons First National Corp. Class A	1,213	45,063
Southside Bancshares, Inc.	1,316	35,979
Southwest Bancorp, Inc. (a)	1,406	22,384
State Bank Financial Corp.	2,356	42,856
StellarOne Corp.	1,683	40,510
Sterling Financial Corp.	2,487	84,757
Suffolk Bancorp (a)	849	17,659
Sun Bancorp, Inc. (a)	3,038	10,694
Susquehanna Bancshares, Inc.	13,671	175,536
SY Bancorp, Inc.	1,029	32,846
Taylor Capital Group, Inc. (a)	1,268	33,703
Texas Capital Bancshares, Inc. (a)	2,991	186,040
Tompkins Financial Corp.	1,067	54,833
TowneBank (b)	1,929	29,687
Trico Bancshares	1,175	33,335
Tristate Capital Holdings, Inc. (a)	510	6,049
Trustco Bank Corp.	6,944	49,858
Trustmark Corp.	4,922	132,107
UMB Financial Corp.	2,617	168,221
Umpqua Holdings Corp. (b)	8,187	156,699
Union First Market Bankshares Corp. (b)	1,491	36,992
United Bankshares, Inc. (b)	3,686	115,925
United Community Banks, Inc. (a)	3,162	56,126
Univest Corp. of Pennsylvania	1,208	24,981
VantageSouth Bancshares, Inc. (a)	937	4,938
Virginia Commerce Bancorp (a)	2,001	33,997
Walker & Dunlop, Inc. (a)	1,201	19,420
Washington Banking Co.	1,118	19,822
Washington Trust Bancorp, Inc.	1,075	40,012
Webster Financial Corp.	6,607	206,006
WesBanco, Inc.	1,910	61,120
West Bancorporation, Inc.	1,062	16,801
Westamerica Bancorp. (b)	1,980	111,791
Western Alliance Bancorp (a)	5,435	129,679
Wilshire Bancorp, Inc.	4,985	54,486

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Wintrust Financial Corp.	2,704	$124,709
Yadkin Financial Corp. (a)	1,056	17,994

		8,825,329

Closed-end Funds — 0.0%
Capitala Finance Corp. (b)	316	6,288

Diversified Financial — 2.5%
Altisource Residential Corp.	3,104	93,461
BGC Partners, Inc. Class A	9,352	56,673
Blackhawk Network Holdings, Inc. (a)	826	20,865
Calamos Asset Management, Inc. Class A	1,474	17,452
California First National Bancorp	150	2,265
CIFC Corp.	439	3,415
Cohen & Steers, Inc. (b)	1,383	55,403
Consumer Portfolio Services, Inc. (a)	1,323	12,423
Cowen Group, Inc. Class A (a)	7,084	27,698
Credit Acceptance Corp. (a)	521	67,725
DFC Global Corp. (a)	2,958	33,869
Diamond Hill Investment Group, Inc.	203	24,023
Doral Financial Corp. (a)	475	7,438
Ellie Mae, Inc. (a)	1,932	51,913
Encore Capital Group, Inc. (a) (b)	1,834	92,177
Evercore Partners, Inc. Class A	2,319	138,630
FBR & Co. (a)	639	16,857
Federal Agricultural Mortgage Corp. Class C	745	25,516
Financial Engines, Inc.	3,589	249,364
First Financial Northwest	1,175	12,185
The First Marblehead Corp. (a)	710	5,247
FXCM, Inc. (b)	2,690	47,990
Gain Capital Holdings, Inc.	678	5,092
GAMCO Investors, Inc. Class A	444	38,615
GFI Group, Inc.	5,018	19,620
Greenhill & Co., Inc.	2,068	119,820
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	1,077	15,035
Higher One Holdings, Inc. (a)	2,252	21,979
Horizon Technology Finance Corp.	576	8,185
Imperial Holdings, Inc. (a)	1,196	7,822
INTL. FCStone, Inc. (a)	1,006	18,651
Investment Technology Group, Inc. (a)	2,734	56,211
Janus Capital Group, Inc.	10,935	135,266
JGWPT Holdings, Inc. Class A (a)	768	13,356
JMP Group, Inc.	1,218	9,013
KCG Holdings, Inc. Class A (a)	5,214	62,359
Ladenburg Thalmann Financial Services, Inc. (a)	7,747	24,248
Manning & Napier, Inc.	1,004	17,721
MarketAxess Holdings, Inc.	2,751	183,959
Marlin Business Services Corp.	600	15,120
Nelnet, Inc. Class A	1,679	70,753
NewStar Financial, Inc. (a)	1,927	34,243

	Number of Shares	Value
Nicholas Financial, Inc.	787	$12,387
Oppenheimer Holdings, Inc. Class A	734	18,189
Outerwall, Inc. (a) (b)	2,064	138,845
PennyMac Financial Services, Inc. Class A (a)	916	16,076
Piper Jaffray Cos., Inc. (a)	1,185	46,867
Portfolio Recovery Associates, Inc. (a)	3,720	196,565
Pzena Investment Management, Inc. Class A	895	10,525
RCS Capital Corp. (b)	169	3,101
Regional Management Corp. (a)	386	13,097
Silvercrest Asset Management Group, Inc.	395	6,735
Springleaf Holdings, Inc. (a)	1,776	44,897
Stifel Financial Corp. (a)	4,658	223,211
Stonegate Mortgage Corp. (a) (b)	634	10,480
SWS Group, Inc. (a)	2,115	12,859
Virtus Investment Partners, Inc. (a)	496	99,225
WageWorks, Inc. (a)	1,831	108,835
Westwood Holdings Group, Inc.	509	31,512
WhiteHorse Finance, Inc.	565	8,537
WisdomTree Investments, Inc. (a)	7,365	130,434
World Acceptance Corp. (a) (b)	635	55,582
ZAIS Financial Corp.	427	6,845

		3,134,461

Insurance — 2.6%
Ambac Financial Group, Inc. (a)	3,304	81,146
American Equity Investment Life Holding Co.	4,680	123,458
AMERISAFE, Inc.	1,350	57,024
AmTrust Financial Services, Inc. (b)	2,275	74,370
Argo Group International Holdings Ltd.	1,990	92,515
Baldwin & Lyons, Inc. Class B	671	18,332
Blue Capital Reinsurance Holdings Ltd. (a)	499	9,167
Citizens, Inc. (a)	3,148	27,545
CNO Financial Group, Inc.	16,262	287,675
Crawford & Co. Class B	1,904	17,593
Donegal Group, Inc. Class A	568	9,031
Eastern Insurance Holdings, Inc.	462	11,314
eHealth, Inc. (a)	1,352	62,854
EMC Insurance Group, Inc.	318	9,737
Employers Holdings, Inc.	2,269	71,814
Enstar Group Ltd. (a)	697	96,820
Essent Group Ltd. (a)	1,664	40,036
FBL Financial Group, Inc. Class A	650	29,113
Fidelity & Guaranty Life (a)	515	9,754
First American Financial Corp.	7,927	223,541
Fortegra Financial Corp. (a)	444	3,672
Global Indemnity PLC (a)	620	15,686
Greenlight Capital Re Ltd. Class A (a)	2,066	69,645
Hallmark Financial Services, Inc. (a)	1,142	10,147

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
HCI Group, Inc.	718	$38,413
Health Insurance Innovations, Inc. Class A (a)	335	3,387
Horace Mann Educators Corp.	2,907	91,687
Independence Holding Co.	564	7,608
Infinity Property & Casualty Corp.	849	60,916
Investors Title Co.	97	7,855
Kansas City Life Insurance Co.	284	13,558
Maiden Holdings Ltd.	3,668	40,091
Meadowbrook Insurance Group, Inc.	3,583	24,938
MGIC Investment Corp. (a)	23,785	200,745
Montpelier Re Holdings Ltd.	3,204	93,236
National Interstate Corp.	499	11,477
National Western Life Insurance Co. Class A	161	35,992
The Navigators Group, Inc. (a)	760	48,002
OneBeacon Insurance Group Ltd. Class A	1,662	26,293
The Phoenix Cos., Inc. (a)	426	26,156
Platinum Underwriters Holdings Ltd.	2,133	130,710
Primerica, Inc.	4,159	178,463
Radian Group, Inc. (b)	12,681	179,056
RLI Corp.	1,559	151,815
Safety Insurance Group, Inc.	947	53,316
Selective Insurance Group, Inc.	4,061	109,891
State Auto Financial Corp. Class A	1,069	22,706
Stewart Information Services Corp.	1,564	50,470
Symetra Financial Corp.	5,958	112,964
Third Point Reinsurance Ltd. (a)	1,859	34,447
Tower Group International Ltd. (b)	4,455	15,058
United Fire Group, Inc.	1,516	43,449
Universal Insurance Holdings, Inc.	1,908	27,628

		3,292,316

Investment Companies — 1.2%
Apollo Investment Corp.	16,423	139,267
Arlington Asset Investment Corp.	1,173	30,955
BlackRock Kelso Capital Corp.	5,436	50,718
Capital Southwest Corp.	994	34,661
Fifth Street Finance Corp.	10,004	92,537
Garrison Capital, Inc. (b)	470	6,524
Gladstone Capital Corp.	1,525	14,640
Gladstone Investment Corp.	1,952	15,733
Golub Capital BDC, Inc. (b)	2,741	52,381
Hercules Technology Growth Capital, Inc. (b)	4,523	74,177
Home Loan Servicing Solutions Ltd.	5,202	119,490
KCAP Financial, Inc. (b)	2,036	16,431
Main Street Capital Corp. (b)	2,862	93,559
MCG Capital Corp.	5,116	22,510
Medallion Financial Corp.	1,572	22,558
MVC Capital, Inc.	1,677	22,639
New Mountain Finance Corp.	3,317	49,888
NGP Capital Resources Co.	1,605	11,989

	Number of Shares	Value
PennantPark Floating Rate Capital Ltd.	1,021	$14,018
PennantPark Investment Corp.	4,890	56,724
Prospect Capital Corp. (b)	20,270	227,429
Solar Capital Ltd.	3,299	74,392
Solar Senior Capital Ltd.	848	15,451
Stellus Capital Investment Corp. (b)	870	13,006
TCP Capital Corp.	2,608	43,762
THL Credit, Inc.	2,499	41,209
TICC Capital Corp. (b)	3,828	39,582
Triangle Capital Corp.	2,023	55,936

		1,452,166

Real Estate — 0.4%
Alexander & Baldwin, Inc.	3,160	131,867
AV Homes, Inc. (a)	664	12,065
Consolidated-Tomoka Land Co.	427	15,496
Forestar Real Esate Group, Inc. (a)	2,547	54,174
HFF, Inc. (a)	2,433	65,326
Hilltop Holdings Inc. (a)	4,553	105,311
Kennedy-Wilson Holdings, Inc.	4,161	92,582
Marcus & Millichap, Inc. (a)	538	8,016
RE/MAX Holdings, Inc. Class A (a)	856	27,452
Terreno Realty Corp.	1,837	32,515

		544,804

Real Estate Investment Trusts (REITS) — 6.9%
Acadia Realty Trust	4,039	100,288
AG Mortgage Investment Trust, Inc.	2,045	31,984
Agree Realty Corp.	1,098	31,864
Alexander’s, Inc.	155	51,150
American Assets Trust, Inc.	2,471	77,664
American Capital Mortgage Investment Corp.	3,884	67,815
American Realty Capital Properties, Inc. (b)	11,298	145,292
American Residential Properties, Inc. (a) (b)	980	16,817
AmREIT, Inc. Class B	1,420	23,856
Anworth Mortgage Asset Corp.	10,663	44,891
Apollo Commercial Real Estate Finance, Inc.	2,719	44,184
Apollo Residential Mortgage, Inc.	2,354	34,792
Ares Commercial Real Estate Corp.	1,527	20,004
Armada Hoffler Properties, Inc.	1,413	13,113
ARMOUR Residential REIT, Inc.	27,451	110,079
Ashford Hospitality Prime, Inc.	954	17,363
Ashford Hospitality Trust	4,524	37,459
Associated Estates Realty Corp. (b)	4,227	67,843
Aviv REIT, Inc.	812	19,244
Campus Crest Communities, Inc.	4,758	44,773
Capstead Mortgage Corp.	6,999	84,548
Cedar Realty Trust, Inc.	5,335	33,397
Chambers Street Properties (b)	17,348	132,712
Chatham Lodging Trust	1,935	39,571

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Chesapeake Lodging Trust	3,556	$89,931
Colony Financial, Inc.	5,596	113,543
Coresite Realty Corp.	1,524	49,058
Cousins Properties, Inc.	12,334	127,040
CubeSmart	9,770	155,734
CYS Investments, Inc.	12,820	94,996
DCT Industrial Trust Inc.	21,286	151,769
DiamondRock Hospitality Co.	14,332	165,535
DuPont Fabros Technology, Inc. (b)	4,580	113,172
Dynex Capital, Inc.	4,042	32,336
Eastgroup Properties	2,222	128,720
Education Realty Trust, Inc.	8,358	73,718
Ellington Residential Mortgage REIT	443	6,813
Empire State Realty Trust, Inc. Class A	6,039	92,397
EPR Properties	3,788	186,218
Equity One, Inc.	4,399	98,714
Excel Trust, Inc.	3,542	40,343
FelCor Lodging Trust, Inc. (a)	9,118	74,403
First Industrial Realty Trust, Inc.	7,890	137,680
First Potomac Realty Trust	4,328	50,335
Franklin Street Properties Corp.	6,641	79,360
Getty Realty Corp.	1,899	34,885
Gladstone Commercial Corp.	1,165	20,935
Glimcher Realty Trust	10,627	99,469
Government Properties Income Trust	4,003	99,475
Gramercy Property Trust, Inc. (a)	4,341	24,961
Healthcare Realty Trust, Inc.	7,043	150,086
Hersha Hospitality Trust	14,869	82,820
Highwoods Properties, Inc.	6,570	237,637
Hudson Pacific Properties, Inc.	3,165	69,219
Inland Real Estate Corp.	6,266	65,918
Invesco Mortgage Capital, Inc.	9,921	145,640
Investors Real Estate Trust	7,436	63,801
iStar Financial, Inc. (a) (b)	6,238	89,016
JAVELIN Mortgage Investment Corp. (b)	1,023	14,250
Kite Realty Group Trust	9,622	63,217
LaSalle Hotel Properties	7,622	235,215
Lexington Realty Trust (b)	13,179	134,558
LTC Properties, Inc.	2,553	90,351
Medical Properties Trust, Inc.	11,856	144,880
Monmouth Real Estate Investment Corp. Class A	3,364	30,579
National Health Investors, Inc.	2,141	120,110
New Residential Investment Corp.	18,556	123,954
New York Mortgage Trust, Inc. (b)	4,667	32,622
NorthStar Realty Finance Corp.	21,243	285,718
One Liberty Properties, Inc.	856	17,231
Parkway Properties, Inc.	4,042	77,970
Pebblebrook Hotel Trust	4,505	138,574
Pennsylvania Real Estate Investment Trust	4,990	94,710
PennyMac Mortgage Investment Trust	5,163	118,542

	Number of Shares	Value
Physicians Realty Trust (b)	1,432	$18,244
PS Business Parks, Inc.	1,426	108,975
QTS Realty Trust, Inc.	1,020	25,276
RAIT Financial Trust (b)	5,134	46,052
Ramco-Gershenson Properties Trust	4,883	76,858
Redwood Trust, Inc.	6,026	116,724
Resource Capital Corp.	9,316	55,244
Retail Opportunity Investments Corp.	5,255	77,354
Rexford Industrial Realty, Inc.	1,237	16,328
RLJ Lodging Trust	9,056	220,242
Rouse Properties, Inc. (b)	1,650	36,613
Ryman Hospitality Properties, Inc. (b)	3,235	135,158
Sabra Health Care REIT, Inc.	2,744	71,728
Saul Centers, Inc.	574	27,397
Select, Inc. REIT	1,610	43,051
Silver Bay Realty Trust Corp. (b)	1,099	17,573
Sovran Self Storage, Inc.	2,302	150,021
STAG Industrial, Inc.	3,080	62,801
Strategic Hotels & Resorts, Inc. (a)	13,298	125,666
Summit Hotel Properties, Inc.	5,863	52,767
Sun Communities, Inc.	2,630	112,143
Sunstone Hotel Investors, Inc.	13,402	179,587
UMH Properties, Inc.	1,334	12,566
Universal Health Realty Income Trust	877	35,133
Urstadt Biddle Properties, Inc. Class A	1,852	34,169
Walter Investment Management Corp. (a)	2,708	95,755
Washington Real Estate Investment Trust	4,886	114,137
Western Asset Mortgage Capital Corp. (b)	1,753	26,085
Whitestone REIT	1,504	20,108
Winthrop Realty Trust	2,311	25,537
Zillow, Inc. Class A (a) (b)	1,710	139,758

		8,537,911

Savings & Loans — 1.2%
Astoria Financial Corp.	6,470	89,480
Banc of California, Inc. (b)	1,197	16,052
BankFinancial Corp.	1,566	14,345
BBX Capital Corp. (a)	550	8,580
Beneficial Mutual Bancorp, Inc. (a)	2,317	25,302
Berkshire Hills Bancorp, Inc.	1,848	50,395
BofI Holding, Inc. (a)	888	69,646
Brookline Bancorp, Inc.	5,131	49,104
Capitol Federal Financial, Inc.	10,875	131,696
Charter Financial Corp.	1,663	17,911
Clifton Savings Bancorp, Inc.	663	8,486
Dime Community Bancshares, Inc.	2,343	39,644
ESB Financial Corp.	962	13,660
ESSA Bancorp, Inc.	691	7,988
EverBank Financial Corp.	5,903	108,261
First Defiance Financial Corp.	717	18,620

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
First Federal Bancshares of Arkansas, Inc. (a) (b)	274	$2,384
Flagstar Bancorp, Inc. (a)	1,433	28,115
Flushing Financial Corp.	2,279	47,175
Fox Chase Bancorp, Inc.	888	15,433
Hingham Institution for Savings	100	7,849
Home Bancorp Inc. (a)	464	8,746
Home Federal Bancorp, Inc.	1,053	15,690
HomeStreet, Inc.	932	18,640
HomeTrust Bancshares, Inc. (a)	1,509	24,129
Investors Bancorp, Inc.	3,697	94,569
Kearny Financial Corp. (a)	1,022	11,886
Meridian Interstate Bancorp, Inc. (a)	617	13,932
Meta Financial Group, Inc.	414	16,697
NASB Financial, Inc.	306	9,241
Northfield Bancorp, Inc.	4,278	56,470
OceanFirst Financial Corp.	993	17,010
Oritani Financial Corp.	3,335	53,527
Pacific Premier Bancorp, Inc. (a)	1,227	19,313
Provident Financial Holdings, Inc.	723	10,845
Provident Financial Services, Inc.	4,383	84,680
Rockville Financial, Inc.	1,851	26,303
Sterling Bancorp/DE	6,128	81,931
Territorial Bancorp, Inc.	774	17,957
United Community Financial Corp. (a)	3,599	12,848
United Financial Bancorp, Inc.	1,438	27,164
ViewPoint Financial Group	2,929	80,401
Waterstone Financial, Inc. (a)	602	6,682
Westfield Financial, Inc.	1,364	10,175
WSFS Financial Corp.	577	44,735

		1,533,697

Venture Capital — 0.1%
Fidus Investment Corp. (b)	986	21,436
GSV Capital Corp. (a) (b)	1,347	16,285
Medley Capital Corp.	2,955	40,927

		78,648

		27,405,620

Industrial — 14.2%
Aerospace & Defense — 1.5%
AAR Corp.	2,919	81,761
Aerovironment, Inc. (a)	1,360	39,617
API Technologies Corp. (a)	2,495	8,508
Astronics Corp. (a)	1,110	56,610
Cubic Corp.	1,458	76,778
Curtiss-Wright Corp.	3,432	213,573
Ducommun, Inc. (a)	758	22,596
Erickson Air-Crane, Inc. (a) (b)	294	6,112
Esterline Technologies Corp. (a)	2,292	233,692
GenCorp, Inc. (a) (b)	4,447	80,135
HEICO Corp.	4,868	282,101

	Number of Shares	Value
Innovative Solutions & Support, Inc. (a)	987	$7,195
Kaman Corp.	1,991	79,103
Kratos Defense & Security Solutions, Inc. (a)	3,122	23,977
LMI Aerospace, Inc. (a)	803	11,836
M/A-COM Technology Solutions Holdings, Inc. (a)	761	12,929
Moog, Inc. Class A (a)	3,325	225,901
Orbital Sciences Corp. (a)	4,406	102,660
Teledyne Technologies, Inc. (a)	2,738	251,513

		1,816,597

Building Materials — 1.1%
AAON, Inc.	2,064	65,945
Apogee Enterprises, Inc.	2,112	75,842
Boise Cascade Co. (a)	890	26,237
Builders FirstSource, Inc. (a)	3,215	22,955
Comfort Systems USA, Inc.	2,743	53,187
Drew Industries, Inc.	1,683	86,170
Gibraltar Industries, Inc. (a)	2,266	42,125
Louisiana-Pacific Corp. (a)	10,224	189,246
LSI Industries, Inc.	1,600	13,872
NCI Building Systems, Inc. (a)	1,499	26,293
Nortek, Inc. (a)	664	49,534
Patrick Industries, Inc. (a)	489	14,147
PGT, Inc. (a)	2,368	23,964
Ply Gem Holdings, Inc. (a)	1,165	21,005
Quanex Building Products Corp.	2,723	54,242
Simpson Manufacturing Co., Inc.	2,980	109,455
Stock Building Supply Holdings, Inc. (a) (b)	552	10,057
Texas Industries, Inc. (a)	1,598	109,911
Trex Co., Inc. (a)	1,261	100,287
Universal Forest Products, Inc.	1,460	76,124
US Concrete, Inc. (a)	1,014	22,947
USG Corp. (a)	5,625	159,638

		1,353,183

Electrical Components & Equipment — 1.3%
Advanced Energy Industries, Inc. (a)	2,884	65,928
American Superconductor Corp. (a) (b)	3,471	5,692
Belden, Inc.	3,228	227,413
Capstone Turbine Corp. (a) (b)	22,051	28,446
Coleman Cable, Inc.	666	17,462
Encore Wire Corp.	1,519	82,330
EnerSys	3,526	247,137
Generac Holdings, Inc.	3,781	214,156
General Cable Corp.	3,652	107,405
GrafTech International Ltd. (a)	8,575	96,297
Graham Corp.	723	26,238
Greatbatch, Inc. (a)	1,755	77,641
Insteel Industries, Inc.	1,319	29,981

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Littelfuse, Inc.	1,621	$150,640
Powell Industries, Inc.	680	45,553
PowerSecure International Inc. (a)	1,561	26,802
Revolution Lighting Technologies, Inc. (a) (b)	2,162	7,405
SunPower Corp. (a) (b)	3,027	90,235
Universal Display Corp. (a) (b)	2,952	101,431
Vicor Corp. (a)	1,330	17,849

		1,666,041

Electronics — 2.2%
American Science & Engineering, Inc.	601	43,218
Analogic Corp.	900	79,704
Applied Optoelectronics, Inc. (a)	326	4,893
Badger Meter, Inc.	1,061	57,824
Bel Fuse, Inc. Class B	699	14,896
Benchmark Electronics, Inc. (a)	3,994	92,182
Brady Corp. Class A	3,396	105,038
Checkpoint Systems, Inc. (a)	3,013	47,515
Coherent, Inc. (a)	1,783	132,637
Control4 Corp. (a) (b)	310	5,487
CTS Corp.	2,473	49,237
Daktronics, Inc.	2,687	42,132
Electro Scientific Industries, Inc.	1,706	17,845
Fabrinet (a)	2,087	42,909
Faro Technologies, Inc. (a)	1,254	73,108
FEI Co.	3,060	273,442
Fluidigm Corp. (a)	1,866	71,505
II-VI, Inc. (a)	3,751	66,018
InvenSense, Inc. (a) (b)	4,169	86,632
Itron, Inc. (a)	2,900	120,147
Kemet Corp. (a)	3,206	18,082
Measurement Specialties, Inc. (a)	1,134	68,822
Mesa Laboratories, Inc.	198	15,559
Methode Electronics, Inc.	2,721	93,031
Multi-Fineline Electronix, Inc. (a)	709	9,848
Newport Corp. (a)	2,872	51,897
NVE Corp. (a)	354	20,631
OSI Systems, Inc. (a)	1,463	77,700
Park Electrochemical Corp.	1,541	44,258
Plexus Corp. (a)	2,502	108,312
Rofin-Sinar Technologies, Inc. (a)	2,082	56,256
Rogers Corp. (a)	1,252	76,998
Sanmina Corp. (a)	6,074	101,436
Sparton Corp. (a)	737	20,599
Stoneridge, Inc. (a)	2,057	26,227
Taser International, Inc. (a)	3,765	59,788
TTM Technologies, Inc. (a)	3,873	33,230
Viasystems Group, Inc. (a)	261	3,570
Vishay Precision Group, Inc. (a)	900	13,401
Watts Water Technologies, Inc. Class A	2,088	129,185
Woodward, Inc.	5,043	230,011

	Number of Shares	Value
Zagg, Inc. (a)	2,155	$9,374
Zygo Corp. (a)	1,199	17,721

		2,712,305

Engineering & Construction — 0.6%
Aegion Corp. (a)	2,877	62,978
Argan, Inc.	1,010	27,836
Dycom Industries, Inc. (a)	2,437	67,724
EMCOR Group, Inc.	4,922	208,890
Engility Holdings, Inc. (a)	1,263	42,184
Granite Construction, Inc.	2,851	99,728
Layne Christensen Co. (a)	1,416	24,185
Mistras Group, Inc. (a)	1,141	23,824
MYR Group, Inc. (a)	1,549	38,849
Orion Marine Group, Inc. (a)	1,950	23,458
Sterling Construction Co., Inc. (a)	1,224	14,358
Tutor Perini Corp. (a)	2,725	71,667
VSE Corp.	311	14,931

		720,612

Environmental Controls — 0.6%
Advanced Emissions Solutions, Inc. (a)	790	42,842
Calgon Carbon Corp. (a)	3,973	81,724
Casella Waste Systems, Inc. Class A (a)	2,786	16,159
Ceco Environmental Corp. (b)	1,269	20,520
Darling International, Inc. (a)	11,607	242,354
Energy Recovery, Inc. (a) (b)	3,140	17,458
GSE Holding, Inc. (a)	543	1,124
Heritage-Crystal Clean, Inc. (a)	641	13,134
Mine Safety Appliances Co.	2,080	106,517
Nuverra Environmental Solutions, Inc. (a) (b)	1,106	18,570
Pure Cycle Corp. (a) (b)	1,392	8,811
Rentech, Inc. (a)	16,541	28,947
Tetra Technologies, Inc. (a)	4,765	133,325
TRC Cos., Inc. (a)	1,116	7,968
US Ecology, Inc.	1,583	58,872

		798,325

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	3,480	155,347
Hardinge, Inc.	883	12,777

		168,124

Machinery – Construction & Mining — 0.1%
Astec Industries, Inc.	1,501	57,984
Hyster-Yale Materials Handling, Inc.	772	71,919

		129,903

Machinery – Diversified — 1.5%
Alamo Group, Inc.	517	31,377
Albany International Corp. Class A	2,057	73,908
Altra Industrial Motion Corp.	1,982	67,824

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Applied Industrial Technologies, Inc.	3,091	$151,737
Briggs & Stratton Corp.	3,535	76,922
Chart Industries, Inc. (a)	2,225	212,799
Cognex Corp.	6,373	243,321
Columbus McKinnon Corp. (a)	1,438	39,027
DXP Enterprises, Inc. (a)	695	80,064
The ExOne Co. (a) (b)	478	28,900
Flow International Corp. (a)	3,584	14,479
Global Power Equipment Group, Inc.	1,236	24,188
Gorman-Rupp Co.	1,387	46,367
Hurco Cos., Inc.	470	11,755
iRobot Corp. (a)	2,074	72,113
Kadant, Inc.	825	33,429
Lindsay Corp. (b)	944	78,116
Manitex International, Inc. (a)	1,029	16,341
The Middleby Corp. (a)	1,378	330,679
NACCO Industries, Inc. Class A	359	22,326
Power Solutions International, Inc. (a)	157	11,791
Proto Labs, Inc. (a)	1,253	89,189
Tecumseh Products Co. Class A (a)	1,467	13,276
Tennant Co.	1,352	91,679
Twin Disc, Inc.	612	15,845

		1,877,452

Manufacturing — 2.1%
Actuant Corp. Class A	5,364	196,537
Acuity Brands, Inc.	3,142	343,483
American Railcar Industries, Inc. (b)	688	31,476
AZZ, Inc.	1,869	91,319
Barnes Group, Inc.	3,944	151,095
Blount International, Inc. (a)	3,623	52,425
The Brink’s Co.	3,523	120,275
Chase Corp.	479	16,909
CLARCOR, Inc.	3,637	234,041
EnPro Industries, Inc. (a)	1,530	88,204
ESCO Technologies, Inc.	1,942	66,533
Federal Signal Corp. (a)	4,584	67,156
FreightCar America, Inc.	870	23,159
GP Strategies Corp. (a)	1,071	31,905
Griffon Corp.	3,289	43,448
Handy & Harman Ltd. (a)	381	9,224
John Bean Technologies Corp.	2,122	62,238
Koppers Holdings, Inc.	1,521	69,586
LSB Industries, Inc. (a)	1,403	57,551
Lydall, Inc. (a)	1,218	21,461
Matthews International Corp. Class A	2,043	87,052
Myers Industries, Inc.	2,074	43,803
NL Industries, Inc.	520	5,814
Park-Ohio Holdings Corp. (a)	635	33,274
PMFG, Inc. (a)	1,570	14,208
Polypore International, Inc. (a) (b)	3,423	133,155
Raven Industries, Inc.	2,672	109,926
Smith & Wesson Holding Corp. (a) (b)	4,093	55,215

	Number of Shares	Value
Standex International Corp.	934	$58,730
Sturm, Ruger & Co., Inc. (b)	1,418	103,642
Tredegar Corp.	1,809	52,117
Trimas Corp. (a)	3,296	131,477

		2,606,438

Metal Fabricate & Hardware — 0.9%
A.M. Castle & Co. (a)	1,232	18,197
Ampco-Pittsburgh Corp.	625	12,156
Circor International, Inc.	1,288	104,045
Commercial Metals Co.	8,565	174,126
Dynamic Materials Corp.	978	21,262
Global Brass & Copper Holdings, Inc.	578	9,566
Haynes International, Inc.	910	50,268
L.B. Foster Co. Class A	750	35,468
Mueller Industries, Inc.	2,061	129,864
Mueller Water Products, Inc. Class A	11,587	108,570
NN, Inc.	1,241	25,056
Northwest Pipe Co. (a)	682	25,752
Omega Flex, Inc.	198	4,051
RBC Bearings, Inc. (a)	1,690	119,568
Rexnord Corp. (a)	2,226	60,124
Sun Hydraulics Corp.	1,581	64,552
Worthington Industries, Inc.	3,877	163,144

		1,125,769

Packaging & Containers — 0.2%
AEP Industries, Inc. (a)	301	15,902
Berry Plastics Group, Inc. (a)	4,062	96,635
Graphic Packaging Holding Co. (a)	14,365	137,904
UFP Technologies, Inc. (a)	398	10,038

		260,479

Transportation — 1.7%
Air Transport Services Group, Inc. (a)	3,789	30,653
Arkansas Best Corp.	1,887	63,554
Atlas Air Worldwide Holdings, Inc. (a)	1,897	78,062
Bristow Group, Inc.	2,650	198,909
CAI International, Inc. (a)	1,249	29,439
Celadon Group, Inc.	1,457	28,382
Echo Global Logistics, Inc. (a)	1,288	27,666
Era Group, Inc. (a)	1,480	45,673
Forward Air Corp.	2,222	97,568
Frontline Ltd. (a) (b)	3,729	13,946
GasLog Ltd.	1,868	31,924
GulfMark Offshore, Inc. Class A	1,959	92,328
Heartland Express, Inc.	3,371	66,139
Hub Group, Inc. Class A (a)	2,717	108,354
International Shipholding Corp.	406	11,977
Knight Transportation, Inc.	4,305	78,954
Knightsbridge Tankers Ltd.	2,157	19,823
Marten Transport Ltd.	1,719	34,707
Matson, Inc.	3,132	81,776
Nordic American Tanker Shipping Ltd. (b)	5,519	53,534

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pacer International, Inc. (a)	2,531	$20,906
Patriot Transportation Holding, Inc. (a)	483	20,049
PHI, Inc. (a)	927	40,232
Quality Distribution, Inc. (a)	1,548	19,861
Roadrunner Transportation Systems, Inc. (a)	1,368	36,868
Saia, Inc. (a)	1,785	57,209
Scorpio Tankers, Inc.	13,555	159,813
Ship Finance International Ltd. (b)	4,115	67,404
Swift Transportation Co. (a) (b)	6,153	136,658
Teekay Tankers Ltd. Class A (b)	4,576	17,984
Ultrapetrol Bahamas Ltd. (a)	1,663	6,220
Universal Truckload Services, Inc.	389	11,868
UTI Worldwide, Inc.	6,661	116,967
Werner Enterprises, Inc.	3,347	82,771
XPO Logistics, Inc. (a)	2,158	56,734
YRC Worldwide, Inc. (a) (b)	751	13,045

		2,057,957

Trucking & Leasing — 0.3%
Aircastle Ltd.	5,021	96,202
TAL International Group, Inc. (b)	2,484	142,457
Textainer Group Holdings Ltd. (b)	1,566	62,985
The Greenbrier Cos., Inc. The (United States) (a)	1,794	58,915

		360,559

		17,653,744

Technology — 9.9%
Computers — 1.8%
Acorn Energy, Inc. (b)	1,617	6,581
Agilysys, Inc. (a)	1,041	14,491
CACI International, Inc. Class A (a)	1,685	123,376
Carbonite, Inc. (a)	922	10,907
Ciber, Inc. (a)	5,530	22,894
Computer Task Group, Inc.	1,109	20,960
Cray, Inc. (a)	2,911	79,936
Datalink Corp. (a)	1,347	14,682
Digimarc Corp.	440	8,474
Electronics for Imaging, Inc. (a)	3,409	132,031
FleetMatics Group PLC (a)	1,277	55,230
Furmanite Corp. (a)	2,710	28,780
Fusion-io, Inc. (a) (b)	5,995	53,416
Hutchinson Technology, Inc. (a)	1,992	6,374
iGATE Corp. (a)	2,554	102,569
Imation Corp. (a)	2,469	11,555
Immersion Corp. (a)	1,980	20,552
j2 Global, Inc.	3,372	168,634
The KEYW Holding Corp. (a) (b)	2,318	31,154
LivePerson, Inc. (a)	4,046	59,962
LogMeIn, Inc. (a)	1,795	60,222
Luxoft Holding, Inc. (a)	334	12,685
Manhattan Associates, Inc. (a)	1,428	167,761

	Number of Shares	Value
Maxwell Technologies, Inc. (a)	2,083	$16,185
Mentor Graphics Corp.	6,996	168,394
Mercury Computer Systems, Inc. (a)	2,329	25,503
Mitek Systems, Inc. (a) (b)	1,759	10,449
MTS Systems Corp.	1,161	82,721
Netscout Systems, Inc. (a)	2,661	78,739
Nimble Storage, Inc. (a) (b)	7	317
Quantum Corp. (a)	15,113	18,136
RadiSys Corp. (a)	1,811	4,147
RealD, Inc. (a)	2,916	24,903
Silicon Graphics International Corp. (a) (b)	2,468	33,096
Silver Spring Networks, Inc. (a)	447	9,387
Spansion, Inc. Class A (a)	3,479	48,323
Super Micro Computer, Inc. (a)	2,349	40,309
Sykes Enterprises, Inc. (a)	2,890	63,031
Synaptics, Inc. (a)	2,385	123,567
Syntel, Inc.	1,130	102,774
Uni-Pixel, Inc. (a) (b)	820	8,208
Unisys Corp. (a)	3,237	108,666
Violin Memory, Inc. (a) (b)	1,498	5,932
Virtusa Corp. (a)	1,504	57,287

		2,243,300

Office Equipment/Supplies — 0.0%
Arc Document Solutions, Inc. (a)	2,742	22,539
Compx International, Inc.	52	732

		23,271

Semiconductors — 3.0%
Aeroflex Holding Corp. (a)	1,418	9,217
Alpha & Omega Semiconductor Ltd. (a)	1,379	10,632
Ambarella, Inc. (a)	1,359	46,111
Amkor Technology, Inc. (a) (b)	5,088	31,189
ANADIGICS, Inc. (a)	5,830	10,727
Applied Micro Circuits Corp. (a)	5,370	71,851
ATMI, Inc. (a)	2,345	70,842
Axcelis Technologies, Inc. (a)	7,904	19,286
Brooks Automation, Inc.	4,904	51,443
Cabot Microelectronics Corp. (a)	1,712	78,238
Cavium, Inc. (a)	3,771	130,137
Ceva, Inc. (a)	1,584	24,108
Cirrus Logic, Inc. (a)	4,650	95,000
Cohu, Inc.	1,781	18,701
Cypress Semiconductor Corp.	10,791	113,306
Diodes, Inc. (a)	2,636	62,104
DSP Group, Inc. (a)	1,457	14,147
Emulex Corp. (a)	5,923	42,409
Entegris, Inc. (a)	10,243	118,819
Entropic Communications, Inc. (a)	6,523	30,723
Exar Corp. (a)	2,796	32,965
Formfactor, Inc. (a)	3,855	23,207
GSI Group, Inc. (a)	2,181	24,514

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
GSI Technology, Inc. (a)	1,453	$9,648
GT Advanced Technologies, Inc. (a) (b)	9,853	85,918
Hittite Microwave Corp. (a)	2,316	142,967
Inphi Corp. (a)	1,857	23,955
Integrated Device Technology, Inc. (a)	9,678	98,619
Integrated Silicon Solution, Inc. (a)	2,017	24,386
Intermolecular, Inc. (a)	1,343	6,608
International Rectifier Corp. (a)	5,098	132,905
Intersil Corp. Class A	9,334	107,061
IXYS Corp.	1,784	23,138
Kopin Corp. (a)	4,906	20,703
Lattice Semiconductor Corp. (a)	8,512	46,901
LTX-Credence Corp. (a)	3,429	27,398
MaxLinear, Inc. Class A (a)	1,716	17,898
Micrel, Inc.	3,390	33,459
Microsemi Corp. (a)	6,822	170,209
MKS Instruments, Inc.	3,897	116,676
Monolithic Power Systems, Inc. (a)	2,701	93,617
MoSys, Inc. (a)	3,480	19,210
Nanometrics, Inc. (a)	1,684	32,080
OmniVision Technologies, Inc. (a)	3,965	68,198
Peregrine Semiconductor Corp. (a) (b)	1,906	14,123
Pericom Semiconductor Corp. (a)	1,735	15,372
Photronics, Inc. (a)	4,480	40,454
PLX Technology, Inc. (a)	3,280	21,582
PMC-Sierra, Inc. (a)	14,986	96,360
Power Integrations, Inc.	2,127	118,729
QLogic Corp. (a)	6,543	77,404
Rambus, Inc. (a)	8,199	77,645
Richardson Electronics Ltd.	902	10,247
Rubicon Technology, Inc. (a) (b)	1,356	13,492
Rudolph Technologies, Inc. (a)	2,362	27,730
Semtech Corp. (a)	4,946	125,035
Sigma Designs, Inc. (a)	2,211	10,436
Silicon Image, Inc. (a)	5,628	34,612
SunEdison, Inc. (a)	19,550	255,127
Supertex, Inc. (a)	711	17,811
Tessera Technologies, Inc.	3,882	76,514
TriQuint Semiconductor, Inc. (a)	11,987	99,972
Ultra Clean Holdings, Inc. (a)	1,738	17,432
Ultratech, Inc. (a)	2,039	59,131
Veeco Instruments, Inc. (a)	2,878	94,715

		3,735,153

Software — 5.1%
Accelrys, Inc. (a)	4,142	39,515
ACI Worldwide, Inc. (a)	2,923	189,995
Actuate Corp. (a)	3,443	26,545
Acxiom Corp. (a)	5,423	200,543
Advent Software, Inc.	2,397	83,871
American Software, Inc. /Georgia Class A	1,763	17,401
Aspen Technology, Inc. (a)	6,874	287,333

	Number of Shares	Value
Athenahealth, Inc. (a) (b)	2,695	$362,477
Audience, Inc. (a)	667	7,764
AVG Technologies NV (a)	1,734	29,842
Avid Technology, Inc. (a)	2,265	18,460
Benefitfocus, Inc. (a) (b)	365	21,075
Blackbaud, Inc.	3,351	126,165
Bottomline Technologies, Inc. (a)	2,779	100,489
BroadSoft, Inc. (a)	2,062	56,375
Callidus Software, Inc. (a)	2,969	40,764
CommVault Systems, Inc. (a)	3,410	255,341
Computer Programs & Systems, Inc.	815	50,375
Cornerstone OnDemand, Inc. (a)	2,964	158,100
CSG Systems International, Inc.	2,493	73,294
Cvent, Inc. (a)	450	16,375
Demandware, Inc. (a)	1,355	86,883
Digi International, Inc. (a)	1,885	22,846
E2open, Inc. (a) (b)	1,065	25,464
Ebix, Inc. (b)	2,275	33,488
Envestnet, Inc. (a)	1,660	66,898
EPAM Systems, Inc. (a)	1,605	56,079
EPIQ Systems, Inc.	2,318	37,575
Fair Isaac Corp.	2,632	165,395
Glu Mobile, Inc. (a) (b)	4,467	17,377
Guidance Software, Inc. (a)	1,211	12,231
Guidewire Software, Inc. (a)	3,581	175,720
Imperva, Inc. (a)	1,482	71,329
inContact, Inc. (a)	3,894	30,412
Infoblox, Inc. (a)	3,888	128,382
InnerWorkings, Inc. (a)	3,185	24,811
Interactive Intelligence Group, Inc. (a)	1,137	76,588
Jive Software, Inc. (a)	2,888	32,490
ManTech International Corp. Class A	1,750	52,377
MedAssets, Inc. (a)	4,473	88,700
Medidata Solutions, Inc. (a)	3,901	236,284
MicroStrategy, Inc. Class A (a)	665	82,620
Model N, Inc. (a)	593	6,991
Monotype Imaging Holdings, Inc.	2,808	89,463
Omnicell, Inc. (a)	2,521	64,361
PDF Solutions, Inc. (a)	1,848	47,346
Pegasystems, Inc.	1,278	62,852
Planet Payment, Inc. (a)	3,297	9,166
Progress Software Corp. (a)	3,818	98,619
Proofpoint, Inc. (a)	1,690	56,057
PROS Holdings, Inc. (a)	1,655	66,034
PTC, Inc. (a)	8,772	310,441
QAD, Inc.	464	8,194
QLIK Technologies, Inc. (a)	6,385	170,033
Quality Systems, Inc.	2,929	61,685
Qualys, Inc. (a)	1,072	24,774
Rally Software Development Corp. (a)	507	9,861
RealPage, Inc. (a)	3,420	79,960
Rocket Fuel, Inc. (a) (b)	354	21,767
Rosetta Stone, Inc. (a)	868	10,607

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sapiens International Corp. NV	1,542	$11,889
Schawk, Inc.	992	14,751
SciQuest, Inc. (a)	1,675	47,704
Seachange International, Inc. (a)	2,371	28,831
SS&C Technologies Holdings, Inc (a)	4,273	189,123
Synchronoss Technologies, Inc. (a)	2,141	66,521
SYNNEX Corp. (a)	1,936	130,486
Take-Two Interactive Software, Inc. (a)	5,944	103,247
Tangoe, Inc./CT (a) (b)	2,276	40,991
TiVo, Inc. (a)	9,290	121,885
Tyler Technologies, Inc. (a)	2,312	236,125
The Ultimate Software Group, Inc. (a)	2,028	310,730
Verint Systems, Inc. (a)	3,863	165,877

		6,352,419

		12,354,143

Utilities — 3.0%
Electric — 1.8%
Allete, Inc.	2,923	145,799
Ameresco, Inc. Class A (a)	1,439	13,901
Atlantic Power Corp. (b)	8,671	30,175
Avista Corp.	4,378	123,416
Black Hills Corp.	3,258	171,078
Cleco Corp.	4,428	206,433
Dynegy, Inc. (a) (b)	7,343	158,021
El Paso Electric Co.	2,959	103,890
The Empire District Electric Co.	3,137	71,179
EnerNOC, Inc. (a)	1,918	33,009
Genie Energy Ltd. Class B (a)	892	9,107
IDACORP, Inc.	3,683	190,927
MGE Energy, Inc.	1,707	98,835
NorthWestern Corp.	2,776	120,256
NRG Yield, Inc. Class A	1,656	66,257
Ormat Technologies, Inc. (b)	1,288	35,046
Otter Tail Corp.	2,672	78,209
Pike Corp. (a)	1,842	19,470
Portland General Electric Co.	5,544	167,429
UIL Holdings Corp.	4,142	160,503
Unitil Corp.	1,016	30,978
UNS Energy Corp.	3,041	182,004

		2,215,922

Gas — 0.9%
Chesapeake Utilities Corp.	710	42,614
Delta Natural Gas Co., Inc.	540	12,085
The Laclede Group, Inc.	2,393	108,977
New Jersey Resources Corp.	3,073	142,096
Northwest Natural Gas Co.	1,972	84,441
Piedmont Natural Gas Co., Inc.	5,518	182,977
PNM Resources, Inc.	5,840	140,861
South Jersey Industries, Inc.	2,347	131,338

	Number of Shares	Value
Southwest Gas Corp.	3,388	$189,423
WGL Holdings, Inc.	3,796	152,068

		1,186,880

Water — 0.3%
American States Water Co.	2,834	81,421
Artesian Resources Corp. Class A	552	12,668
California Water Service Group	3,516	81,114
Connecticut Water Service, Inc.	795	28,230
Consolidated Water Co., Inc.	1,070	15,087
Middlesex Water Co.	1,150	24,081
Pico Holdings, Inc. (a)	1,679	38,802
SJW Corp.	1,149	34,229
York Water Co.	928	19,423

		335,055

		3,737,857

TOTAL COMMON STOCK (Cost $97,473,109)		122,357,696

TOTAL EQUITIES (Cost $97,473,109)		122,357,696

WARRANTS — 0.0%

Consumer, Non-cyclical — 0.0%
Agriculture — 0.0%
Magnum Hunter Resources Corp., Expires 4/15/16 (a) (b) (c)	1,427	-
Tejon Ranch Co., Expires 8/31/16 Strike 40.00 (United States) (a)	169	904

		904

TOTAL WARRANTS (Cost $863)		904

RIGHTS — 0.0%

Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Cubist Pharmaceuticals, Inc. Expires 12/31/16 (a) (b)	3,409	4,602

Energy — 0.0%
Oil & Gas — 0.0%
EXCO Resources, Inc. Expires 1/9/14 (a)	10,524	1,684

TOTAL RIGHTS (Cost $7,576)		6,286

MUTUAL FUNDS — 11.2%
Diversified Financial — 11.2%
Firsthand Technology Value Fund, Inc.	637	14,759

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
State Street Navigator Securities Lending Prime Portfolio (d)	13,876,893	$13,876,893

		13,891,652

TOTAL MUTUAL FUNDS (Cost $13,889,221)		13,891,652

TOTAL LONG-TERM INVESTMENTS (Cost $111,370,769)		136,256,538

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (e)	$1,552,756	1,552,756

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	3,950	3,950

U.S. Treasury Bills — 0.3%
U.S. Treasury Bill (f) 0.000% 4/10/14	325,000	324,955

TOTAL SHORT-TERM INVESTMENTS (Cost $1,881,661)		1,881,661

TOTAL INVESTMENTS —111.0% (Cost $113,252,430) (g)		138,138,199

Other Assets/(Liabilities) — (11.0)%		(13,733,441)

NET ASSETS — 100.0%		$124,404,758

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $13,461,135. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2013, these securities amounted to a value of $3,933 or 0.00% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $1,552,756. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 9/25/39, and an aggregate market value, including accrued interest, of $1,584,499.
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 97.0%

COMMON STOCK — 96.7%
Basic Materials — 3.3%
Chemicals — 2.6%
Albemarle Corp.	30,800	$1,952,412
Celanese Corp. Series A	248,800	13,761,128
Cytec Industries, Inc.	26,000	2,422,160
FMC Corp.	136,200	10,277,652
Rockwood Holdings, Inc.	213,000	15,318,960
The Sherwin-Williams Co.	21,660	3,974,610

		47,706,922

Mining — 0.7%
Franco-Nevada Corp.	191,000	7,783,846
Agnico-Eagle Mines Ltd.	223,000	5,882,740

		13,666,586

		61,373,508

Communications — 8.3%
Advertising — 0.1%
Aimia, Inc. (a)	58,600	1,076,287

Internet — 3.8%
Akamai Technologies, Inc. (b)	371,500	17,527,370
Cogent Communications Group, Inc.	43,500	1,757,835
Dropbox, Inc. (b) (c)	32,717	296,059
FireEye, Inc. (a) (b)	12,000	523,320
Groupon, Inc. (b)	726,000	8,545,020
LinkedIn Corp. (b)	19,000	4,119,770
Netflix, Inc. (b)	29,500	10,861,015
Rackspace Hosting, Inc. (b)	95,000	3,717,350
TripAdvisor, Inc. (b)	39,000	3,230,370
Twitter, Inc. (a) (b)	31,000	1,973,150
VeriSign, Inc. (b)	270,000	16,140,600
Yelp, Inc. (b)	27,000	1,861,650
zulily, Inc. Class A (a) (b)	22,000	911,460

		71,464,969

Media — 2.2%
Charter Communications, Inc. Class A (b)	111,000	15,180,360
Discovery Communications, Inc. Series A (b)	60,600	5,479,452
Discovery Communications, Inc. Series C (b)	48,000	4,025,280
FactSet Research Systems, Inc. (a)	128,000	13,898,240
Pandora Media, Inc. (b)	65,400	1,739,640

		40,322,972

Telecommunications — 2.2%
DigitalGlobe, Inc. (b)	315,000	12,962,250
JDS Uniphase Corp. (b)	989,000	12,837,220
Motorola Solutions, Inc.	223,000	15,052,500

		40,851,970

		153,716,198

	Number of Shares	Value
Consumer, Cyclical — 16.4%
Airlines — 0.4%
Alaska Air Group, Inc.	92,200	$6,764,714

Apparel — 0.2%
VF Corp.	74,016	4,614,158

Auto Manufacturers — 0.2%
Tesla Motors, Inc. (a) (b)	29,000	4,361,020

Automotive & Parts — 1.1%
Delphi Automotive PLC	92,200	5,543,986
TRW Automotive Holdings Corp. (b)	71,100	5,289,129
WABCO Holdings, Inc. (b)	95,000	8,873,950

		19,707,065

Distribution & Wholesale — 1.5%
Fastenal Co.	334,000	15,868,340
LKQ Corp. (b)	202,500	6,662,250
WESCO International, Inc. (b)	49,900	4,544,393

		27,074,983

Home Furnishing — 0.5%
Harman International Industries, Inc.	112,000	9,167,200

Leisure Time — 1.7%
Harley-Davidson, Inc.	262,300	18,161,652
Norwegian Cruise Line Holdings Ltd. (b)	351,000	12,449,970

		30,611,622

Lodging — 1.6%
Choice Hotels International, Inc. (a)	171,000	8,397,810
Marriott International, Inc. Class A	255,000	12,586,800
Starwood Hotels & Resorts Worldwide, Inc.	79,600	6,324,220
Wyndham Worldwide Corp.	40,400	2,977,076

		30,285,906

Retail — 9.2%
AutoZone, Inc. (b)	32,000	15,294,080
Bed Bath & Beyond, Inc. (b)	37,300	2,995,190
CarMax, Inc. (b)	500,400	23,528,808
Chipotle Mexican Grill, Inc. (b)	20,840	11,103,135
Coach, Inc.	143,000	8,026,590
Dick’s Sporting Goods, Inc.	42,700	2,480,870
Dollar General Corp. (b)	286,000	17,251,520
Dollar Tree, Inc. (b)	207,000	11,678,940
DSW, Inc. Class A	251,900	10,763,687
Dunkin’ Brands Group, Inc.	56,300	2,713,660
GNC Holdings, Inc. Class A	148,500	8,679,825
Kohl’s Corp.	121,000	6,866,750
L Brands, Inc.	95,000	5,875,750
O’Reilly Automotive, Inc. (b)	152,900	19,679,759
Panera Bread Co. Class A (b)	25,000	4,417,250
PVH Corp.	23,400	3,182,868
Rite Aid Corp. (b)	1,146,000	5,798,760

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Tiffany & Co.	30,200	$2,801,956
Tim Hortons, Inc.	143,000	8,348,340

		171,487,738

		304,074,406

Consumer, Non-cyclical — 26.7%
Beverages — 0.5%
Brown-Forman Corp. Class B	50,925	3,848,402
Green Mountain Coffee Roasters, Inc. (a) (b)	71,000	5,366,180

		9,214,582

Biotechnology — 4.1%
Alexion Pharmaceuticals, Inc. (b)	64,000	8,515,840
Alkermes PLC (b)	494,800	20,118,568
Illumina, Inc. (b)	117,400	12,986,788
Incyte Corp. (b)	217,300	11,001,899
Intrexon Corp. (a) (b)	52,000	1,237,600
Puma Biotechnology, Inc. (b)	32,000	3,312,960
Regeneron Pharmaceuticals, Inc. (b)	35,000	9,633,400
Vertex Pharmaceuticals, Inc. (b)	115,000	8,544,500

		75,351,555

Commercial Services — 8.3%
Alliance Data Systems Corp. (b)	42,200	11,095,646
ARAMARK Holdings Corp. (b)	155,600	4,079,832
CoreLogic, Inc. (b)	286,000	10,161,580
Equifax, Inc.	191,000	13,196,190
Gartner, Inc. (b)	311,300	22,117,865
Global Payments, Inc.	159,000	10,333,410
Hertz Global Holdings, Inc. (b)	477,000	13,651,740
KAR Auction Services, Inc.	124,910	3,691,091
Manpower, Inc.	190,000	16,313,400
MAXIMUS, Inc.	44,200	1,944,358
Quanta Services, Inc. (b)	552,000	17,421,120
Vantiv, Inc. Class A (b)	368,000	12,000,480
Verisk Analytics, Inc. Class A (b)	182,000	11,961,040
WEX, Inc. (b)	49,400	4,892,082

		152,859,834

Foods — 2.1%
Dean Foods Co. (b)	317,000	5,449,230
The Fresh Market, Inc. (b)	64,000	2,592,000
Sprouts Farmers Market, Inc. (b)	18,000	691,740
TreeHouse Foods, Inc. (b)	127,000	8,752,840
WhiteWave Foods Co. Class A (b)	526,000	12,066,440
Whole Foods Market, Inc.	159,000	9,194,970

		38,747,220

Health Care – Products — 3.9%
Bruker Corp. (b)	477,000	9,430,290
CareFusion Corp. (b)	398,000	15,848,360
The Cooper Cos., Inc.	144,600	17,907,264
Henry Schein, Inc. (b)	128,000	14,625,280

	Number of Shares	Value
IDEXX Laboratories, Inc. (b)	139,000	$14,785,430

		72,596,624

Health Care – Services — 3.8%
Catamaran Corp. (b)	90,316	4,288,204
Covance, Inc. (b)	250,000	22,015,000
Envision Healthcare Holdings, Inc. (b)	127,000	4,511,040
Laboratory Corporation of America Holdings (b)	164,000	14,984,680
MEDNAX, Inc. (b)	262,670	14,021,324
Universal Health Services, Inc. Class B	134,000	10,888,840

		70,709,088

Pharmaceuticals — 4.0%
Actavis PLC (b)	69,500	11,676,000
Alnylam Pharmaceuticals, Inc. (b)	64,000	4,117,120
Cubist Pharmaceuticals, Inc. (b)	48,000	3,305,760
DENTSPLY International, Inc.	382,000	18,519,360
Hospira, Inc. (b)	229,000	9,453,120
Mylan, Inc. (b)	140,600	6,102,040
Perrigo Co. PLC (a)	55,100	8,455,646
Pharmacyclics, Inc. (b)	48,000	5,077,440
Sirona Dental Systems, Inc. (b)	32,000	2,246,400
Valeant Pharmaceuticals International, Inc. (b)	48,000	5,635,200

		74,588,086

		494,066,989

Energy — 6.0%
Coal — 0.5%
CONSOL Energy, Inc.	237,000	9,015,480

Oil & Gas — 5.2%
Antero Resources Corp. (b)	28,000	1,776,320
Cabot Oil & Gas Corp.	148,000	5,736,480
Concho Resources, Inc. (b)	118,400	12,787,200
Continental Resources, Inc. (a) (b)	49,700	5,592,244
EQT Corp.	223,000	20,020,940
InterOil Corp. (a) (b)	40,400	2,080,196
Pioneer Natural Resources Co.	51,000	9,387,570
Range Resources Corp.	207,000	17,452,170
SandRidge Energy, Inc. (a) (b)	494,800	3,003,436
SM Energy Co.	218,000	18,117,980

		95,954,536

Oil & Gas Services — 0.3%
Cameron International Corp. (b)	68,800	4,095,664
Oceaneering International, Inc.	24,300	1,916,784

		6,012,448

		110,982,464

Financial — 7.1%
Banks — 0.3%
Signature Bank (b)	52,500	5,639,550

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 2.7%
CBOE Holdings, Inc.	239,000	$12,418,440
The Charles Schwab Corp.	126,000	3,276,000
E*TRADE Financial Corp. (b)	267,000	5,243,880
IntercontinentalExchange, Inc.	46,000	10,346,320
Raymond James Financial, Inc.	90,500	4,723,195
TD Ameritrade Holding Corp.	445,000	13,634,800

		49,642,635

Insurance — 3.5%
Allied World Assurance Co. Holdings Ltd.	55,900	6,306,079
Aon PLC	52,200	4,379,058
Arthur J. Gallagher & Co.	81,400	3,820,102
Fidelity National Financial, Inc. Class A	620,000	20,119,000
HCC Insurance Holdings, Inc.	255,000	11,765,700
The Progressive Corp.	414,000	11,289,780
Willis Group Holdings PLC	175,000	7,841,750

		65,521,469

Real Estate — 0.6%
Jones Lang LaSalle, Inc.	110,000	11,262,900

		132,066,554

Industrial — 17.2%
Aerospace & Defense — 0.8%
BE Aerospace, Inc. (b)	170,300	14,821,209

Building Materials — 0.9%
Armstrong World Industries, Inc. (b)	68,500	3,946,285
Eagle Materials, Inc.	70,600	5,466,558
Martin Marietta Materials, Inc.	76,000	7,595,440

		17,008,283

Electrical Components & Equipment — 1.9%
AMETEK, Inc.	318,000	16,749,060
The Babcock & Wilcox Co.	525,000	17,949,750

		34,698,810

Electronics — 2.7%
Agilent Technologies, Inc.	278,000	15,898,820
Amphenol Corp. Class A	51,600	4,601,688
FEI Co.	30,000	2,680,800
Imax Corp. (a) (b)	151,200	4,457,376
Mettler-Toledo International, Inc. (b)	14,000	3,396,260
Sensata Technologies Holding NV (b)	286,000	11,088,220
Trimble Navigation Ltd. (b)	220,000	7,634,000

		49,757,164

Engineering & Construction — 0.5%
Chicago Bridge & Iron Co. NV	56,000	4,655,840
Jacobs Engineering Group, Inc. (b)	69,200	4,358,908

		9,014,748

	Number of Shares	Value
Environmental Controls — 0.4%
Stericycle, Inc. (b)	21,200	$2,462,804
Waste Connections, Inc.	127,000	5,541,010

		8,003,814

Machinery – Diversified — 2.6%
Chart Industries, Inc. (b)	11,600	1,109,424
IDEX Corp.	293,000	21,638,050
Nordson Corp.	64,000	4,755,200
Roper Industries, Inc.	130,000	18,028,400
Wabtec Corp.	45,400	3,371,858

		48,902,932

Manufacturing — 4.4%
Acuity Brands, Inc.	87,000	9,510,840
Colfax Corp. (b)	176,000	11,209,440
Pall Corp.	297,600	25,400,160
Pentair Ltd.	58,300	4,528,161
Teleflex, Inc.	79,000	7,414,940
Textron, Inc.	652,000	23,967,520

		82,031,061

Metal Fabricate & Hardware — 0.3%
Rexnord Corp. (b)	194,700	5,258,847

Packaging & Containers — 0.5%
Ball Corp.	159,000	8,213,940

Transportation — 2.2%
Genesee & Wyoming, Inc. Class A (b)	53,100	5,100,255
J.B. Hunt Transport Services, Inc.	163,100	12,607,630
Kansas City Southern	95,000	11,763,850
Kirby Corp. (b)	56,000	5,558,000
United Continental Holdings, Inc. (b)	137,400	5,197,842

		40,227,577

		317,938,385

Technology — 11.2%
Computers — 2.1%
Cadence Design Systems, Inc. (b)	373,900	5,242,078
IHS, Inc. Class A (b)	239,900	28,716,030
Jack Henry & Associates, Inc.	99,800	5,909,158

		39,867,266

Semiconductors — 3.9%
Altera Corp.	331,000	10,767,430
Atmel Corp. (b)	1,008,000	7,892,640
Avago Technologies Ltd.	258,400	13,666,776
Cree, Inc. (b)	63,000	3,941,910
IPG Photonics Corp. (a) (b)	88,000	6,829,680
Microchip Technology, Inc. (a)	126,000	5,638,500
NXP Semiconductor NV (b)	138,000	6,338,340
Xilinx, Inc.	367,000	16,852,640

		71,927,916

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 5.2%
Cerner Corp. (b)	42,100	$2,346,654
Citrix Systems, Inc. (b)	30,600	1,935,450
Concur Technologies, Inc. (a) (b)	111,000	11,452,980
Electronic Arts, Inc. (b)	208,600	4,785,284
Fidelity National Information Services, Inc.	127,000	6,817,360
Fiserv, Inc. (b)	454,000	26,808,700
MSCI, Inc. (b)	228,000	9,968,160
Red Hat, Inc. (b)	328,000	18,381,120
Servicenow, Inc. (b)	159,000	8,905,590
Veeva Systems, Inc. Class A (a) (b)	13,000	417,300
Workday, Inc. Class A (b)	57,000	4,740,120

		96,558,718

		208,353,900

Utilities — 0.5%
Electric — 0.5%
Calpine Corp. (b)	475,000	9,267,250

TOTAL COMMON STOCK (Cost $1,163,278,562)		1,791,839,654

PREFERRED STOCK — 0.3%

Communications — 0.3%
Internet — 0.3%
Coupons.com (b) (c)	503,736	2,921,669
Dropbox, Inc. Series A (b) (c)	40,629	367,656
Dropbox, Inc. Series A 1 (b) (c)	199,577	1,805,992
Living Social (b) (c)	586,650	351,990

		5,447,307

TOTAL PREFERRED STOCK (Cost $8,256,006)		5,447,307

TOTAL EQUITIES (Cost $1,171,534,568)		1,797,286,961

MUTUAL FUNDS — 4.2%
Diversified Financial — 4.2%
State Street Navigator Securities Lending Prime Portfolio (d)	68,275,048	68,275,048
T. Rowe Price Government Reserve Investment Fund	9,516,029	9,516,029

		77,791,077

TOTAL MUTUAL FUNDS (Cost $77,791,077)		77,791,077

TOTAL LONG-TERM INVESTMENTS (Cost $1,249,325,645)		1,875,078,038

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.9%
Repurchase Agreement — 2.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (e)	$54,403,715	$54,403,715

TOTAL SHORT-TERM INVESTMENTS (Cost $54,403,715)		54,403,715

TOTAL INVESTMENTS — 104.1% (Cost $1,303,729,360) (f)		1,929,481,753

Other Assets/(Liabilities) — (4.1)%		(75,631,406)

NET ASSETS — 100.0%		$1,853,850,347

Notes to Portfolio of Investments

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $66,752,420. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2013, these securities amounted to a value of $5,743,366 or 0.31% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $54,403,744. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $55,497,517.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 98.2%
Basic Materials — 2.5%
Chemicals — 1.4%
Balchem Corp.	52,100	$3,058,270
Ferro Corp. (a)	175,160	2,247,303
H.B. Fuller Co.	56,399	2,935,004
Methanex Corp.	39,180	2,321,023
Minerals Technologies, Inc.	51,848	3,114,509

		13,676,109

Forest Products & Paper — 0.7%
KapStone Paper and Packaging Corp. (a)	133,211	7,441,167

Iron & Steel — 0.2%
AK Steel Holding Corp. (a) (b)	285,800	2,343,560

Mining — 0.2%
US Silica Holdings, Inc.	47,254	1,611,834

		25,072,670

Communications — 10.2%
Internet — 6.9%
Angie’s List, Inc. (a) (b)	149,237	2,260,941
Bankrate, Inc. (a)	337,528	6,055,252
Constant Contact, Inc. (a)	110,262	3,425,840
Dealertrack Technologies, Inc. (a)	159,723	7,679,482
Digital River, Inc. (a)	53,700	993,450
Dropbox, Inc. (c)	31,734	287,164
HomeAway, Inc. (a)	65,101	2,661,329
IAC/InterActiveCorp	55,120	3,786,193
OpenTable, Inc. (a) (b)	76,360	6,060,693
Responsys, Inc. (a)	317,808	8,711,117
Shutterfly, Inc. (a) (b)	107,610	5,480,577
Shutterstock, Inc. (a) (b)	37,440	3,131,107
SPS Commerce, Inc. (a)	47,641	3,110,957
Textura Corp. (a) (b)	40,392	1,209,336
Tremor Video, Inc. (a) (b)	389,691	2,260,208
Trulia, Inc. (a) (b)	61,991	2,186,423
Web.com Group, Inc. (a)	176,343	5,605,944
Wix.com Ltd. (a) (b)	59,650	1,601,603
Yelp, Inc. (a)	37,430	2,580,799

		69,088,415

Media — 0.7%
FactSet Research Systems, Inc. (b)	16,844	1,828,922
The New York Times Co. Class A (b)	158,350	2,513,014
Pandora Media, Inc. (a)	115,065	3,060,729

		7,402,665

Telecommunications — 2.6%
Calix, Inc. (a)	224,600	2,165,144
Ciena Corp. (a)	192,210	4,599,585
DigitalGlobe, Inc. (a)	198,195	8,155,724

	Number of Shares	Value
Palo Alto Networks, Inc. (a)	43,591	$2,505,175
Sonus Networks, Inc. (a)	540,675	1,703,126
tw telecom, Inc. (a)	119,490	3,640,860
Vonage Holdings Corp. (a)	828,720	2,759,638

		25,529,252

		102,020,332

Consumer, Cyclical — 16.4%
Airlines — 0.8%
JetBlue Airways Corp. (a) (b)	390,880	3,342,024
Spirit Airlines, Inc. (a)	94,585	4,295,105

		7,637,129

Apparel — 0.7%
Skechers U.S.A., Inc. Class A (a)	94,978	3,146,621
Steven Madden Ltd. (a)	37,647	1,377,504
Under Armour, Inc. Class A (a)	34,062	2,973,613

		7,497,738

Automotive & Parts — 0.9%
Dana Holding Corp.	158,030	3,100,549
Tenneco, Inc. (a)	103,253	5,841,022

		8,941,571

Distribution & Wholesale — 1.6%
Beacon Roofing Supply, Inc. (a)	83,931	3,380,741
HD Supply Holdings, Inc. (a)	96,784	2,323,784
MRC Global, Inc. (a)	84,770	2,734,680
Watsco, Inc.	48,100	4,620,486
WESCO International, Inc. (a)	38,675	3,522,132

		16,581,823

Entertainment — 1.1%
Churchill Downs, Inc.	46,240	4,145,416
DreamWorks Animation SKG, Inc. Class A (a)	92,040	3,267,420
Six Flags Entertainment Corp.	90,950	3,348,779

		10,761,615

Home Builders — 1.5%
Beazer Homes USA, Inc. (a) (b)	158,977	3,882,218
The Ryland Group, Inc.	36,957	1,604,303
Standard Pacific Corp. (a)	773,635	7,001,397
Taylor Morrison Home Corp. Class A (a)	110,553	2,481,915
William Lyon Homes Class A (a)	2,400	53,136

		15,022,969

Home Furnishing — 0.6%
Harman International Industries, Inc.	68,500	5,606,725

Housewares — 0.4%
The Toro Co.	66,500	4,229,400

Leisure Time — 0.4%
Brunswick Corp.	95,125	4,381,458

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Office Furnishings — 0.3%
Steelcase, Inc. Class A	165,733	$2,628,525

Retail — 7.4%
BJ’s Restaurants, Inc. (a)	47,171	1,465,131
Bloomin’ Brands, Inc. (a)	138,075	3,315,181
Bravo Brio Restaurant Group, Inc. (a)	180,100	2,930,227
Buffalo Wild Wings, Inc. (a)	14,451	2,127,187
Casey’s General Stores, Inc.	56,432	3,964,348
The Cheesecake Factory, Inc.	67,870	3,276,085
Denny’s Corp. (a)	326,530	2,347,751
Fiesta Restaurant Group, Inc. (a)	35,197	1,838,691
Five Below, Inc. (a)	35,707	1,542,542
Francesca’s Holdings Corp. (a) (b)	121,300	2,233,133
GameStop Corp. Class A	74,480	3,668,885
Haverty Furniture Cos., Inc.	67,479	2,112,093
HSN, Inc.	101,445	6,320,023
Jack in the Box, Inc. (a)	57,913	2,896,808
Krispy Kreme Doughnuts, Inc. (a)	173,700	3,350,673
Lithia Motors, Inc. Class A	27,190	1,887,530
Lumber Liquidators Holdings, Inc. (a) (b)	28,725	2,955,515
Panera Bread Co. Class A (a)	37,510	6,627,642
Pier 1 Imports, Inc.	228,547	5,274,865
Red Robin Gourmet Burgers, Inc. (a)	35,507	2,611,185
Stage Stores, Inc.	144,200	3,204,124
Tuesday Morning Corp. (a)	75,220	1,200,511
Vitamin Shoppe, Inc. (a)	60,789	3,161,636
Zumiez, Inc. (a)	153,647	3,994,822

		74,306,588

Storage & Warehousing — 0.4%
Mobile Mini, Inc. (a)	87,377	3,598,185

Textiles — 0.3%
Fifth & Pacific Cos., Inc. (a)	40,430	1,296,590
Tumi Holdings, Inc. (a)	83,240	1,877,062

		3,173,652

		164,367,378

Consumer, Non-cyclical — 24.1%
Biotechnology — 2.1%
Alkermes PLC (a)	54,130	2,200,926
Celldex Therapeutics, Inc. (a)	69,385	1,679,811
Exelixis, Inc. (a) (b)	418,000	2,562,340
Immunogen, Inc. (a) (b)	80,150	1,175,801
Ironwood Pharmaceuticals, Inc. (a) (b)	183,320	2,128,345
KYTHERA Biopharmaceuticals, Inc. (a) (b)	87,700	3,266,825
NewLink Genetics Corp. (a) (b)	90,725	1,996,857
NPS Pharmaceuticals, Inc. (a)	72,578	2,203,468
Puma Biotechnology, Inc. (a)	17,342	1,795,417

	Number of Shares	Value
Seattle Genetics, Inc. (a) (b)	40,539	$1,617,101

		20,626,891

Commercial Services — 8.4%
AerCap Holdings NV (a)	133,850	5,133,148
Avis Budget Group, Inc. (a)	108,594	4,389,369
Convergys Corp.	132,920	2,797,966
The Corporate Executive Board Co.	50,332	3,897,207
CoStar Group, Inc. (a)	27,926	5,154,581
EVERTEC, Inc.	119,300	2,941,938
ExamWorks Group, Inc. (a)	190,276	5,683,544
Global Payments, Inc.	54,388	3,534,676
Healthcare Services Group, Inc.	75,500	2,141,935
Heartland Payment Systems, Inc. (b)	77,601	3,867,634
HMS Holdings Corp. (a)	44,897	1,020,509
Huron Consulting Group, Inc. (a)	36,400	2,283,008
MAXIMUS, Inc.	109,186	4,803,092
On Assignment, Inc. (a)	44,527	1,554,883
ServiceSource International, Inc. (a)	560,352	4,695,750
TAL Education Group Sponsored ADR (Cayman Islands)	137,893	3,032,267
Team Health Holdings, Inc. (a)	56,998	2,596,259
TrueBlue, Inc. (a)	302,366	7,794,995
WEX, Inc. (a)	96,597	9,566,001
WNS Holdings Ltd. Sponsored ADR (India) (a)	249,220	5,460,410
Xoom Corp. (a)	76,700	2,099,279

		84,448,451

Foods — 1.3%
The Fresh Market, Inc. (a)	38,873	1,574,356
Sanderson Farms, Inc.	45,030	3,257,020
The Hain Celestial Group, Inc. (a)	47,600	4,321,128
WhiteWave Foods Co. Class A (a)	175,897	4,035,077

		13,187,581

Health Care – Products — 5.0%
Cyberonics, Inc. (a)	125,800	8,241,158
Dexcom, Inc. (a)	444,839	15,751,749
Endologix, Inc. (a)	96,195	1,677,641
Globus Medical, Inc. Class A (a)	138,570	2,796,342
Haemonetics Corp. (a)	37,229	1,568,458
HeartWare International, Inc. (a)	51,476	4,836,685
Insulet Corp. (a)	146,237	5,425,393
MiMedx Group, Inc. (a) (b)	117,700	1,028,698
Spectranetics Corp. (a)	217,545	5,438,625
Tornier BV (a)	179,763	3,377,747

		50,142,496

Health Care – Services — 3.9%
Acadia Healthcare Co., Inc. (a)	169,860	8,039,474
Centene Corp. (a)	43,719	2,577,235
Covance, Inc. (a)	54,586	4,806,843
Envision Healthcare Holdings, Inc. (a)	77,400	2,749,248

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
HealthSouth Corp.	91,189	$3,038,418
Kindred Healthcare, Inc.	191,760	3,785,342
LifePoint Hospitals, Inc. (a)	52,990	2,799,992
Molina Healthcare, Inc. (a)	74,800	2,599,300
Surgical Care Affiliates, Inc. (a)	45,399	1,581,701
Vocera Communications, Inc. (a)	166,700	2,602,187
WellCare Health Plans, Inc. (a)	59,460	4,187,173

		38,766,913

Household Products — 0.3%
Spectrum Brands Holdings, Inc.	38,087	2,687,038

Pharmaceuticals — 2.9%
Alnylam Pharmaceuticals, Inc. (a)	23,669	1,522,627
Cubist Pharmaceuticals, Inc. (a)	37,280	2,567,474
Furiex Pharmaceuticals, Inc. (a)	56,088	2,356,257
Hyperion Therapeutics, Inc. (a) (b)	91,022	1,840,465
Isis Pharmaceuticals, Inc. (a)	65,810	2,621,870
Keryx Biopharmaceuticals, Inc. (a) (b)	326,472	4,227,812
The Medicines Co. (a)	49,510	1,912,076
Orexigen Therapeutics, Inc. (a)	327,986	1,846,561
Pacira Pharmaceuticals, Inc. (a) (b)	31,592	1,816,224
Portola Pharmaceuticals, Inc. (a)	129,954	3,346,315
Salix Pharmaceuticals Ltd. (a)	48,607	4,371,714
TESARO, Inc. (a)	36,265	1,024,124

		29,453,519

Textiles — 0.2%
Samsonite International SA	766,670	2,327,929

		241,640,818

Diversified — 0.3%
Holding Company – Diversified — 0.3%
Primoris Services Corp.	97,329	3,029,852

Energy — 5.2%
Energy – Alternate Sources — 0.8%
First Solar, Inc. (a)	123,097	6,726,020
Pattern Energy Group, Inc.	35,000	1,060,850

		7,786,870

Oil & Gas — 2.2%
Athlon Energy, Inc. (a)	34,600	1,046,650
Diamondback Energy, Inc. (a)	44,273	2,340,271
Murphy USA, Inc. (a)	23,625	981,855
Oasis Petroleum, Inc. (a)	49,598	2,329,618
PDC Energy, Inc. (a)	16,258	865,251
Rex Energy Corp. (a)	16,323	321,726
Rosetta Resources, Inc. (a)	167,240	8,034,209
SemGroup Corp. Class A	43,218	2,819,110
Western Refining, Inc. (b)	86,170	3,654,470

		22,393,160

Oil & Gas Services — 2.2%
CARBO Ceramics, Inc. (b)	21,000	2,447,130
Core Laboratories NV	16,883	3,223,809

	Number of Shares	Value
Dril-Quip, Inc. (a)	60,489	$6,649,556
Hornbeck Offshore Services, Inc. (a)	110,364	5,433,219
Key Energy Services, Inc. (a)	281,220	2,221,638
Pioneer Energy Services Corp. (a)	219,576	1,758,804

		21,734,156

		51,914,186

Financial — 11.5%
Banks — 2.5%
Associated Banc-Corp.	165,170	2,873,958
BancFirst Corp.	47,284	2,650,741
Bank of the Ozarks, Inc.	44,050	2,492,790
Banner Corp.	53,320	2,389,802
CapitalSource, Inc.	211,210	3,035,088
First Financial Holdings, Inc.	40,130	2,669,046
First Horizon National Corp.	236,460	2,754,759
International Bancshares Corp.	132,410	3,494,300
PacWest Bancorp (b)	58,376	2,464,635

		24,825,119

Diversified Financial — 4.3%
Altisource Residential Corp.	79,947	2,407,204
Artisan Partners Asset Management, Inc.	14,472	943,430
Financial Engines, Inc.	113,388	7,878,198
Investment Technology Group, Inc. (a)	137,590	2,828,850
MarketAxess Holdings, Inc.	29,503	1,972,866
Portfolio Recovery Associates, Inc. (a)	175,818	9,290,223
Virtus Investment Partners, Inc. (a)	12,501	2,500,825
WageWorks, Inc. (a)	178,290	10,597,558
WisdomTree Investments, Inc. (a)	281,310	4,982,000

		43,401,154

Insurance — 1.6%
Argo Group International Holdings Ltd.	73,300	3,407,717
eHealth, Inc. (a)	119,382	5,550,069
The Hanover Insurance Group, Inc.	22,320	1,332,727
Primerica, Inc.	59,440	2,550,570
Protective Life Corp.	65,887	3,337,836

		16,178,919

Investment Companies — 0.2%
Solar Capital Ltd.	109,690	2,473,509

Real Estate — 1.0%
Alexander & Baldwin, Inc.	79,720	3,326,716
HFF, Inc. (a)	115,400	3,098,490
Jones Lang LaSalle, Inc.	34,186	3,500,304

		9,925,510

Real Estate Investment Trusts (REITS) — 1.9%
Eastgroup Properties	31,473	1,823,231
First Industrial Realty Trust, Inc.	86,100	1,502,445

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MFA Financial, Inc. (b)	204,020	$1,440,381
NorthStar Realty Finance Corp. (b)	277,040	3,726,188
Pebblebrook Hotel Trust	162,573	5,000,746
Redwood Trust, Inc.	140,440	2,720,323
Zillow, Inc. Class A (a) (b)	30,551	2,496,933

		18,710,247

		115,514,458

Industrial — 14.1%
Aerospace & Defense — 1.5%
Esterline Technologies Corp. (a)	25,070	2,556,137
Moog, Inc. Class A (a)	106,805	7,256,332
Teledyne Technologies, Inc. (a)	57,582	5,289,483

		15,101,952

Building Materials — 2.2%
Armstrong World Industries, Inc. (a)	204,076	11,756,818
Drew Industries, Inc.	50,895	2,605,824
Lennox International, Inc.	16,750	1,424,755
Owens Corning, Inc. (a)	90,408	3,681,414
USG Corp. (a)	92,498	2,625,093

		22,093,904

Electrical Components & Equipment — 0.6%
Generac Holdings, Inc.	52,624	2,980,624
GrafTech International Ltd. (a) (b)	226,240	2,540,675

		5,521,299

Electronics — 1.2%
Imax Corp. (a) (b)	325,191	9,586,631
OSI Systems, Inc. (a)	24,633	1,308,258
Rogers Corp. (a)	20,750	1,276,125

		12,171,014

Environmental Controls — 0.6%
Clean Harbors, Inc. (a)	15,700	941,372
US Ecology, Inc.	69,289	2,576,858
Waste Connections, Inc.	67,400	2,940,662

		6,458,892

Hand & Machine Tools — 0.2%
Kennametal, Inc.	34,050	1,772,984

Machinery – Diversified — 3.3%
Altra Industrial Motion Corp.	121,269	4,149,825
Applied Industrial Technologies, Inc.	72,560	3,561,970
Cognex Corp.	148,400	5,665,912
Graco, Inc.	51,600	4,030,992
Lindsay Corp. (b)	28,491	2,357,630
The Middleby Corp. (a)	26,300	6,311,211
Nordson Corp.	24,500	1,820,350
Tennant Co.	37,700	2,556,437
Wabtec Corp.	37,354	2,774,282

		33,228,609

	Number of Shares	Value
Manufacturing — 1.8%
Actuant Corp. Class A	84,752	$3,105,313
Acuity Brands, Inc.	49,790	5,443,043
FreightCar America, Inc.	66,414	1,767,941
Hexcel Corp. (a)	169,048	7,554,755

		17,871,052

Metal Fabricate & Hardware — 0.4%
RBC Bearings, Inc. (a)	62,200	4,400,650

Packaging & Containers — 0.5%
Graphic Packaging Holding Co. (a)	470,860	4,520,256

Transportation — 1.8%
Con-way, Inc.	137,760	5,470,450
Diana Shipping, Inc. (a)	148,353	1,971,611
Genesee & Wyoming, Inc. Class A (a)	23,052	2,214,145
Old Dominion Freight Line, Inc. (a)	64,114	3,399,324
Swift Transportation Co. (a) (b)	246,036	5,464,459

		18,519,989

		141,660,601

Technology — 13.4%
Computers — 1.7%
Cadence Design Systems, Inc. (a)	466,402	6,538,956
FleetMatics Group PLC (a)	125,690	5,436,093
Virtusa Corp. (a)	142,470	5,426,682

		17,401,731

Semiconductors — 2.5%
Cavium, Inc. (a)	105,018	3,624,171
Fairchild Semiconductor International, Inc. (a)	184,700	2,465,745
Himax Technologies, Inc. ADR (Cayman Islands) (b)	189,368	2,785,603
Hittite Microwave Corp. (a)	56,100	3,463,053
Lattice Semiconductor Corp. (a)	425,236	2,343,050
Microsemi Corp. (a)	99,530	2,483,274
Monolithic Power Systems, Inc. (a)	53,790	1,864,361
Nanometrics, Inc. (a)	79,760	1,519,428
ON Semiconductor Corp. (a)	235,990	1,944,558
Silicon Laboratories, Inc. (a)	69,590	3,013,943

		25,507,186

Software — 9.2%
Acxiom Corp. (a)	63,615	2,352,483
Aspen Technology, Inc. (a)	97,263	4,065,593
Athenahealth, Inc. (a) (b)	20,222	2,719,859
BroadSoft, Inc. (a)	145,300	3,972,502
CommVault Systems, Inc. (a)	37,579	2,813,915
Concur Technologies, Inc. (a)	36,494	3,765,451
Cornerstone OnDemand, Inc. (a)	93,677	4,996,731
Demandware, Inc. (a)	33,308	2,135,709
Envestnet, Inc. (a)	159,473	6,426,762
Guidewire Software, Inc. (a)	151,242	7,421,445

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Infoblox, Inc. (a)	259,965	$8,584,044
Interactive Intelligence Group, Inc. (a)	44,480	2,996,173
Medidata Solutions, Inc. (a)	64,800	3,924,936
Monotype Imaging Holdings, Inc.	71,000	2,262,060
PTC, Inc. (a)	200,281	7,087,945
Solera Holdings, Inc.	33,230	2,351,355
Tableau Software, Inc. (a)	32,080	2,211,274
Telogis (c)	251,002	497,260
TiVo, Inc. (a)	358,710	4,706,275
Tyler Technologies, Inc. (a)	71,744	7,327,215
The Ultimate Software Group, Inc. (a)	19,990	3,062,868
Verint Systems, Inc. (a)	147,831	6,347,863

		92,029,718

		134,938,635

Utilities — 0.5%
Electric — 0.2%
NRG Yield, Inc. Class A	70,640	2,826,305

Gas — 0.3%
Southwest Gas Corp.	50,560	2,826,810

		5,653,115

TOTAL COMMON STOCK (Cost $742,683,778)		985,812,045

PREFERRED STOCK — 0.2%
Consumer, Cyclical — 0.1%
Automotive & Parts — 0.1%
Mobileye NV (a) (c)	37,375	1,453,514

Technology — 0.1%
Software — 0.1%
Telogis (a) (c)	341,823	752,421

TOTAL PREFERRED STOCK (Cost $2,056,808)		2,205,935

TOTAL EQUITIES (Cost $744,740,586)		988,017,980

MUTUAL FUNDS — 9.5%
Diversified Financial — 9.5%
iShares Russell 2000 Index Fund (b)	23,930	2,759,369
State Street Naviagtor Securities Lending Prime Portfolio (d)	92,776,764	92,776,764

		95,536,133

TOTAL MUTUAL FUNDS (Cost $95,519,427)		95,536,133

TOTAL LONG-TERM INVESTMENTS (Cost $840,260,013)		1,083,554,113

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (e)	$14,612,150	$14,612,150

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	7,626	7,626

TOTAL SHORT-TERM INVESTMENTS (Cost $14,619,776)		14,619,776

TOTAL INVESTMENTS —109.4% (Cost $854,879,789) (f)		1,098,173,889

Other Assets/(Liabilities) — (9.4)%		(94,536,868)

NET ASSETS — 100.0%		$1,003,637,021

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $90,449,810. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2013, these securities amounted to a value of $2,990,359 or 0.30% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $14,612,158. Collateralized by U.S. Government Agency obligations with rates ranging from 3.500% – 4.000%, maturity dates ranging from 1/25/39 – 9/15/40, and an aggregate market value, including accrued interest, of $14,915,569.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 97.0%

COMMON STOCK — 97.0%
Basic Materials — 1.9%
Chemicals — 1.2%
H.B. Fuller Co.	14,454	$752,186

Mining — 0.7%
US Silica Holdings, Inc.	12,372	422,009

		1,174,195

Communications — 13.3%
Internet — 10.9%
Dealertrack Technologies, Inc. (a)	21,480	1,032,758
HomeAway, Inc. (a)	17,044	696,759
Responsys, Inc. (a)	55,168	1,512,155
Shutterfly, Inc. (a) (b)	28,208	1,436,633
SPS Commerce, Inc. (a)	12,034	785,820
Textura Corp. (a) (b)	10,654	318,981
Tremor Video, Inc. (a) (b)	68,530	397,474
Yelp, Inc. (a)	9,744	671,849

		6,852,429

Telecommunications — 2.4%
DigitalGlobe, Inc. (a)	27,211	1,119,733
Sonus Networks, Inc. (a)	137,705	433,771

		1,553,504

		8,405,933

Consumer, Cyclical — 18.6%
Distribution & Wholesale — 1.3%
Beacon Roofing Supply, Inc. (a)	21,421	862,838

Entertainment — 1.4%
Six Flags Entertainment Corp.	23,721	873,407

Home Builders — 2.3%
Beazer Homes USA, Inc. (a) (b)	41,433	1,011,794
The Ryland Group, Inc.	9,636	418,299

		1,430,093

Leisure Time — 1.8%
Brunswick Corp.	24,890	1,146,433

Office Furnishings — 1.1%
Steelcase, Inc. Class A	43,967	697,317

Retail — 9.2%
BJ’s Restaurants, Inc. (a)	12,359	383,870
Casey’s General Stores, Inc.	10,083	708,331
Fiesta Restaurant Group, Inc. (a)	9,244	482,907
Haverty Furniture Cos., Inc.	17,720	554,636
Jack in the Box, Inc. (a)	15,121	756,352
Lithia Motors, Inc. Class A	7,130	494,965
Pier 1 Imports, Inc.	27,407	632,554
Red Robin Gourmet Burgers, Inc. (a)	9,271	681,789
Vitamin Shoppe, Inc. (a)	15,935	828,779
Zumiez, Inc. (a)	10,086	262,236

		5,786,419

	Number of Shares	Value
Storage & Warehousing — 1.5%
Mobile Mini, Inc. (a)	22,820	$939,727

		11,736,234

Consumer, Non-cyclical — 24.4%
Biotechnology — 2.3%
Celldex Therapeutics, Inc. (a)	18,292	442,849
NewLink Genetics Corp. (a) (b)	23,742	522,561
Puma Biotechnology, Inc. (a)	4,548	470,855

		1,436,265

Commercial Services — 9.2%
Avis Budget Group, Inc. (a)	11,645	470,691
The Corporate Executive Board Co.	12,805	991,491
CoStar Group, Inc. (a)	1,681	310,279
ExamWorks Group, Inc. (a)	29,992	895,861
HMS Holdings Corp. (a)	11,697	265,873
MAXIMUS, Inc.	15,858	697,594
TAL Education Group Sponsored ADR (Cayman Islands)	35,700	785,043
TrueBlue, Inc. (a)	21,039	542,385
WEX, Inc. (a)	8,731	864,631

		5,823,848

Foods — 0.7%
The Fresh Market, Inc. (a)	10,178	412,209

Health Care – Products — 3.6%
Dexcom, Inc. (a)	22,561	798,885
Endologix, Inc. (a)	25,360	442,278
Haemonetics Corp. (a)	9,444	397,876
Spectranetics Corp. (a)	25,779	644,475

		2,283,514

Health Care – Services — 4.1%
Acadia Healthcare Co., Inc. (a)	15,272	722,824
Centene Corp. (a)	11,152	657,410
HealthSouth Corp.	23,858	794,949
Surgical Care Affiliates, Inc. (a)	11,887	414,143

		2,589,326

Pharmaceuticals — 4.5%
Furiex Pharmaceuticals, Inc. (a)	14,303	600,869
Isis Pharmaceuticals, Inc. (a)	17,222	686,124
Keryx Biopharmaceuticals, Inc. (a) (b)	84,089	1,088,953
Orexigen Therapeutics, Inc. (a)	85,934	483,808

		2,859,754

		15,404,916

Diversified — 1.3%
Holding Company – Diversified — 1.3%
Primoris Services Corp.	25,481	793,224

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 3.5%
Oil & Gas — 2.3%
Oasis Petroleum, Inc. (a)	12,640	$593,701
Rosetta Resources, Inc. (a)	17,365	834,214

		1,427,915

Oil & Gas Services — 1.2%
Hornbeck Offshore Services, Inc. (a)	6,921	340,721
Pioneer Energy Services Corp. (a)	55,661	445,845

		786,566

		2,214,481

Financial — 8.7%
Banks — 3.2%
Bank of the Ozarks, Inc.	11,613	657,180
Banner Corp.	14,057	630,035
First Financial Holdings, Inc.	10,595	704,673

		1,991,888

Diversified Financial — 2.5%
Altisource Residential Corp.	20,490	616,954
MarketAxess Holdings, Inc.	7,566	505,938
WageWorks, Inc. (a)	7,290	433,318

		1,556,210

Real Estate — 1.4%
Jones Lang LaSalle, Inc.	8,962	917,619

Real Estate Investment Trusts (REITS) — 1.6%
Eastgroup Properties	8,026	464,946
Pebblebrook Hotel Trust	18,453	567,614

		1,032,560

		5,498,277

Industrial — 11.8%
Building Materials — 2.1%
Drew Industries, Inc.	13,107	671,078
USG Corp. (a)	23,655	671,329

		1,342,407

Electronics — 2.3%
Imax Corp. (a) (b)	36,615	1,079,410
OSI Systems, Inc. (a)	6,482	344,259

		1,423,669

Environmental Controls — 1.1%
US Ecology, Inc.	18,256	678,941

Machinery – Diversified — 1.0%
Lindsay Corp. (b)	7,291	603,330

Manufacturing — 2.3%
Actuant Corp. Class A	21,830	799,851
Hexcel Corp. (a)	14,768	659,982

		1,459,833

Transportation — 3.0%
Diana Shipping, Inc. (a)	38,045	505,618

	Number of Shares	Value
Genesee & Wyoming, Inc. Class A (a)	5,870	$563,814
Swift Transportation Co. (a) (b)	37,828	840,160

		1,909,592

		7,417,772

Technology — 13.5%
Semiconductors — 2.7%
Cavium, Inc. (a)	27,504	949,163
Himax Technologies, Inc. ADR (Cayman Islands) (b)	49,923	734,367

		1,683,530

Software — 10.8%
Aspen Technology, Inc. (a)	25,805	1,078,649
Athenahealth, Inc. (a)	5,298	712,581
CommVault Systems, Inc. (a)	9,970	746,554
Envestnet, Inc. (a)	20,056	808,257
Guidewire Software, Inc. (a)	15,874	778,937
Infoblox, Inc. (a)	46,319	1,529,453
Interactive Intelligence Group, Inc. (a)	11,544	777,604
The Ultimate Software Group, Inc. (a)	2,430	372,325

		6,804,360

		8,487,890

TOTAL COMMON STOCK (Cost $54,866,892)		61,132,922

TOTAL EQUITIES (Cost $54,866,892)		61,132,922

MUTUAL FUNDS — 10.2%
Diversified Financial — 10.2%
State Street Navigator Securities Lending Prime Portfolio (c)	6,406,197	6,406,197

TOTAL MUTUAL FUNDS (Cost $6,406,197)		6,406,197

TOTAL LONG-TERM INVESTMENTS (Cost $61,273,089)		67,539,119

	Principal Amount

SHORT-TERM INVESTMENTS — 3.1%
Repurchase Agreement — 3.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (d)	$1,952,713	1,952,713

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Portfolio of Investments (Continued)

Value
TOTAL SHORT-TERM INVESTMENTS (Cost $1,952,713)	$1,952,713

TOTAL INVESTMENTS — 110.3% (Cost $63,225,802) (e)	69,491,832

Other Assets/(Liabilities) — (10.3)%	(6,474,738)

NET ASSETS — 100.0%	$63,017,094

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $6,243,599. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $1,952,715. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 1/25/2039, and an aggregate market value, including accrued interest, of $1,995,772.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 97.6%

COMMON STOCK — 96.3%
Basic Materials — 5.2%
Chemicals — 3.6%
BASF SE	25,593	$2,729,105
Nitto Denko Corp.	23,300	986,389
Solvay SA Class A	13,597	2,152,175

		5,867,669

Forest Products & Paper — 1.2%
UPM-Kymmene OYJ	110,675	1,872,476

Mining — 0.4%
First Quantum Minerals Ltd.	39,506	711,833

		8,451,978

Communications — 10.1%
Advertising — 0.8%
Publicis Groupe	14,385	1,320,511

Media — 0.8%
Pearson PLC	62,283	1,383,402

Telecommunications — 8.5%
Deutsche Telekom AG	173,819	2,972,860
KDDI Corp.	25,200	1,554,199
Telefonaktiebolaget LM Ericsson Class B	152,219	1,864,025
Telenor ASA	63,354	1,512,881
Vodafone Group PLC	1,504,594	5,914,673

		13,818,638

		16,522,551

Consumer, Cyclical — 11.3%
Auto Manufacturers — 4.3%
Daimler AG	33,628	2,910,867
Honda Motor Co. Ltd. (a)	53,300	2,198,242
Toyota Motor Corp.	33,200	2,020,302

		7,129,411

Automotive & Parts — 1.9%
Bridgestone Corp.	38,000	1,440,596
Sumitomo Electric Industries Ltd.	97,200	1,624,324

		3,064,920

Food Services — 1.1%
Sodexo	18,160	1,843,991

Home Builders — 1.0%
Daiwa House Industry Co. Ltd.	84,000	1,626,261

Home Furnishing — 0.9%
Electrolux AB Series B	55,956	1,473,113

Lodging — 1.3%
InterContinental Hotels Group PLC	63,266	2,110,077

Retail — 0.8%
Kingfisher PLC	202,939	1,297,360

		18,545,133

	Number of Shares	Value
Consumer, Non-cyclical — 10.3%
Agriculture — 1.2%
Japan Tobacco, Inc.	59,300	$1,929,449

Beverages — 0.8%
SABMiller PLC	24,331	1,253,005

Foods — 2.3%
Metro AG	35,239	1,706,776
Seven & I Holdings Co. Ltd.	53,800	2,142,585

		3,849,361

Pharmaceuticals — 6.0%
AstraZeneca PLC	27,915	1,655,808
Bayer AG	25,928	3,637,526
Novartis AG	36,710	2,937,918
Roche Holding AG	5,753	1,612,664

		9,843,916

		16,875,731

Diversified — 2.2%
Holding Company – Diversified — 2.2%
Hutchison Whampoa Ltd.	179,000	2,447,469
Wharf Holdings Ltd.	147,000	1,123,545

		3,571,014

Energy — 9.6%
Coal — 0.9%
China Shenhua Energy Co. Ltd. Class H	450,000	1,430,884

Oil & Gas — 8.7%
BG Group PLC	91,305	1,967,646
BP PLC	238,353	1,930,842
ENI SpA	141,727	3,426,902
Repsol YPF SA (a)	73,002	1,844,483
Royal Dutch Shell PLC Class A	119,887	4,305,662
Tullow Oil PLC	60,598	860,500

		14,336,035

		15,766,919

Financial — 31.2%
Banks — 17.4%
Australia & New Zealand Banking Group Ltd.	95,426	2,747,120
Barclays PLC	427,712	1,935,223
BNP Paribas	51,966	4,069,078
China Construction Bank Corp. Class H	1,639,000	1,244,661
Danske Bank A/S (b)	73,078	1,682,523
HSBC Holdings PLC	494,601	5,424,731
ICICI Bank Ltd. Sponsored ADR (India)	27,884	1,036,448
Mitsubishi UFJ Financial Group, Inc.	591,700	3,912,355
Nordea Bank AB	119,693	1,620,767
Societe Generale SA	13,900	811,725

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Sumitomo Mitsui Financial Group, Inc.	56,700	$2,928,074
UniCredit SpA	147,805	1,100,600

		28,513,305

Diversified Financial — 3.4%
Nomura Holdings, Inc.	202,100	1,564,151
ORIX Corp.	163,300	2,876,568
UBS AG	57,315	1,091,869

		5,532,588

Insurance — 8.6%
Allianz SE	10,888	1,953,019
Assicurazioni Generali SpA	33,858	804,665
AXA SA	117,287	3,271,508
ING Groep NV (b)	120,517	1,685,268
Prudential PLC	121,535	2,720,078
Swiss Re AG	38,855	3,591,537

		14,026,075

Real Estate — 1.3%
China Overseas Land & Investment Ltd.	422,000	1,191,944
Mitsui Fudosan Co. Ltd.	28,000	1,010,022

		2,201,966

Real Estate Investment Trusts (REITS) — 0.5%
Goodman Group	192,485	815,237

		51,089,171

Industrial — 11.1%
Aerospace & Defense — 1.1%
European Aeronautic Defence and Space Co.	23,821	1,836,073

Building Materials — 2.9%
Compagnie de Saint-Gobain	50,173	2,773,149
Lafarge SA	26,189	1,970,751

		4,743,900

Electrical Components & Equipment — 2.8%
Hitachi Ltd.	352,000	2,668,776
Schneider Electric SA	21,103	1,852,239

		4,521,015

Machinery – Construction & Mining — 1.6%
Rio Tinto PLC	45,484	2,566,640

Machinery – Diversified — 0.8%
Kawasaki Heavy Industries Ltd.	332,000	1,395,556

Transportation — 1.9%
East Japan Railway	22,900	1,827,566
Yamato Holdings Co. Ltd.	61,700	1,249,087

		3,076,653

		18,139,837

	Number of Shares	Value
Technology — 2.1%
Office Equipment/Supplies — 0.7%
Ricoh Co. Ltd.	97,000	$1,035,073

Semiconductors — 1.4%
ASML Holding NV	8,537	801,668
Samsung Electronics Co., Ltd.	1,172	1,531,798

		2,333,466

		3,368,539

Utilities — 3.2%
Electric — 1.4%
Cia Energetica de Minas Gerais Sponsored ADR (Brazil) (a)	105,190	819,430
Electricite de France	43,408	1,537,183

		2,356,613

Gas — 1.3%
Centrica PLC	144,461	831,958
Gaz De France	52,028	1,227,749

		2,059,707

Water — 0.5%
Suez Environnement Co.	42,562	762,717

		5,179,037

TOTAL COMMON STOCK (Cost $128,789,247)		157,509,910

PREFERRED STOCK — 1.3%
Consumer, Cyclical — 1.3%
Auto Manufacturers — 1.3%
Volkswagen AG 2.070%	7,679	2,157,422

TOTAL PREFERRED STOCK (Cost $1,531,149)		2,157,422

TOTAL EQUITIES (Cost $130,320,396)		159,667,332

RIGHTS — 0.1%
Energy — 0.1%
Oil & Gas — 0.1%
Repsol YPF SA, Expires 01/09/14 (b)	73,002	49,813

TOTAL RIGHTS (Cost $47,603)		49,813

MUTUAL FUNDS — 2.1%
Diversified Financial — 2.1%
State Street Navigator Securities Lending Prime Portfolio (c)	3,469,748	3,469,748

TOTAL MUTUAL FUNDS (Cost $3,469,748)		3,469,748

TOTAL LONG-TERM INVESTMENTS (Cost $133,837,747)		163,186,893

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 2.4%
Repurchase Agreement — 2.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (d)	$3,961,147	$3,961,147

TOTAL SHORT-TERM INVESTMENTS (Cost $3,961,147)		3,961,147

TOTAL INVESTMENTS — 102.2% (Cost $137,798,894) (e)		167,148,040

Other Assets/(Liabilities) — (2.2)%		(3,528,724)

NET ASSETS — 100.0%		$163,619,316

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $3,308,391. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,961,149. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 8/15/39, and an aggregate market value, including accrued interest, of $4,041,441.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 98.1%

COMMON STOCK — 97.5%
Basic Materials — 6.1%
Chemicals — 3.1%
Air Liquide	4,715	$668,405
Air Water, Inc.	2,000	27,129
Akzo Nobel NV	3,656	283,663
Arkema	963	112,794
Asahi Kasei Corp.	19,000	148,919
BASF SE	13,884	1,480,518
Brenntag AG	768	142,673
Croda International PLC	1,971	80,259
Daicel Corp.	4,000	32,598
EMS-Chemie Holding AG Registered	137	48,820
Givaudan SA Registered	125	179,082
Hitachi Chemical Co. Ltd.	1,700	27,134
Incitec Pivot Ltd.	23,209	55,564
Israel Chemicals Ltd.	7,241	60,340
Johnson Matthey PLC	3,052	166,180
JSR Corp. (a)	2,800	54,293
K+S AG	2,452	75,510
Kaneka Corp.	4,000	26,280
Kansai Paint Co. Ltd.	4,000	59,264
Koninklijke DSM NV	2,268	178,749
Lanxess AG	1,267	84,646
Linde AG	2,812	588,937
Lonza Group AG Registered	854	81,292
Mitsubishi Chemical Holding Corp.	20,500	94,851
Mitsubishi Gas Chemical Co., Inc.	6,000	44,220
Mitsui Chemicals, Inc. (a)	14,000	33,845
Nippon Paint Co. Ltd.	3,000	49,931
Nitto Denko Corp.	2,500	105,836
OCI NV (b)	1,378	62,111
Shin-Etsu Chemical Co. Ltd.	6,300	368,381
Showa Denko KK (a)	22,000	31,195
Solvay SA Class A	914	144,671
Sumitomo Chemical Co. Ltd.	22,000	86,301
Syngenta AG	1,408	561,280
Taiyo Nippon Sanso Corp. (a)	4,000	28,496
Ube Industries Ltd.	16,000	34,253
Yara International ASA	2,850	123,129

		6,431,549

Forest Products & Paper — 0.3%
Oji Holdings Corp.	12,000	61,664
Stora Enso Oyj Class R	8,716	87,836
Svenska Cellulosa AB Class B	9,028	278,929
UPM-Kymmene OYJ	8,216	139,004

		567,433

Iron & Steel — 0.7%
ArcelorMittal	15,260	272,833
Daido Steel Co. Ltd.	5,000	24,865

	Number of Shares	Value
Fortescue Metals Group Ltd. (a)	23,266	$121,409
Hitachi Metals Ltd.	3,000	42,444
The Japan Steel Works Ltd.	5,000	28,009
JFE Holdings, Inc.	7,400	176,450
Kobe Steel Ltd. (a) (b)	38,000	65,145
Nippon Steel Corp.	114,000	382,391
ThyssenKrupp AG (b)	6,840	166,880
Voestalpine AG	1,754	84,941
Yamato Kogyo Co. Ltd.	700	22,393

		1,387,760

Mining — 2.0%
Alumina Ltd. (a) (b)	33,624	33,482
Anglo American PLC	21,051	462,624
Antofagasta PLC	6,177	84,754
BHP Billiton Ltd.	48,478	1,648,644
Boliden AB	4,111	63,211
Fresnillo PLC	2,686	33,306
Glencore International PLC	160,297	833,308
Iluka Resources Ltd. (a)	6,217	47,923
Mitsubishi Materials Corp.	18,000	66,533
Newcrest Mining Ltd.	11,775	82,368
Orica Ltd. (a)	5,521	117,678
Randgold Resources Ltd.	1,274	79,938
Rio Tinto Ltd.	6,534	397,882
Sumitomo Metal Mining Co. Ltd.	8,000	104,897
Umicore SA	1,622	75,774

		4,132,322

		12,519,064

Communications — 7.9%
Advertising — 0.5%
Dentsu, Inc.	3,200	131,170
Hakuhodo DY Holdings, Inc.	3,800	29,494
JCDecaux SA	1,078	44,520
Publicis Groupe	2,714	249,139
WPP PLC	20,266	465,062

		919,385

Internet — 0.3%
Dena Co. Ltd. (a)	1,400	29,479
Gree, Inc. (a)	2,000	19,768
Iliad SA	396	81,130
Kakaku.com, Inc.	2,300	40,446
M3, Inc. (a)	9	22,578
Rakuten, Inc. (a)	11,000	163,663
SBI Holdings, Inc.	2,842	43,133
Seek Ltd.	4,832	58,100
Trend Micro, Inc. (a) (b)	1,700	59,579
United Internet AG	1,521	64,797
Yahoo! Japan Corp.	21,500	119,758

		702,431

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 1.1%
Axel Springer AG (a)	653	$41,965
British Sky Broadcasting Group PLC	16,002	223,835
ITV PLC	57,196	183,850
Lagardere S.C.A	1,563	58,110
Pearson PLC	12,596	279,777
ProSiebenSat.1 Media AG	2,855	141,630
Reed Elsevier NV	10,643	226,137
Reed Elsevier PLC	18,054	269,102
RTL Group (b)	587	75,863
Singapore Press Holdings Ltd. (a)	26,000	85,046
Sky Deutschland AG (b)	6,824	75,369
Vivendi SA	18,338	485,115
Wolters Kluwer NV	4,636	132,677

		2,278,476

Telecommunications — 6.0%
Alcatel-Lucent (b)	37,484	168,155
Belgacom SA (a)	2,409	71,272
Bezeq Israeli Telecommunication Corp. Ltd.	27,986	47,435
BT Group PLC	119,828	754,481
Deutsche Telekom AG	43,828	749,599
Elisa OYJ	2,020	53,571
Eutelsat Communications SA	2,116	66,023
France Telecom SA	27,789	345,399
HKT Trust / HKT Ltd.	38,000	37,609
Inmarsat PLC	6,725	84,248
KDDI Corp.	8,200	505,731
Koninklijke KPN NV (b)	49,546	160,277
Millicom International Cellular SA	1,029	102,529
NICE Systems Ltd.	969	39,696
Nippon Telegraph & Telephone Corp.	5,600	301,428
Nokia Oyj (b)	56,933	459,338
NTT DOCOMO, Inc.	22,900	376,251
PCCW Ltd.	64,000	28,648
Portugal Telecom SGPS SA	8,525	37,093
SES SA	4,523	146,452
Singapore Telecommunications Ltd.	120,000	348,793
Softbank Corp.	14,500	1,271,108
StarHub Ltd.	9,000	30,661
Swisscom AG	356	188,256
TDC A/S	12,442	120,711
Tele2 AB	4,576	51,911
Telecom Corp. of New Zealand Ltd. (a)	25,693	48,728
Telecom Italia SpA	148,189	147,464
Telecom Italia SpA- RSP	89,411	70,213
Telefonaktiebolaget LM Ericsson Class B	46,146	565,089
Telefonica Deutschland Holding AG	4,076	33,699
Telefonica SA	61,775	1,008,452
Telekom Austria AG	3,784	28,652
Telenet Group Holding NV	820	49,026

	Number of Shares	Value
Telenor ASA	10,274	$245,341
TeliaSonera AB	35,503	296,101
Telstra Corp. Ltd.	65,045	304,977
Vodafone Group PLC	732,488	2,879,466
Ziggo NV	2,281	104,392

		12,328,275

		16,228,567

Consumer, Cyclical — 11.2%
Airlines — 0.2%
All Nippon Airways Co. Ltd. (a)	17,000	33,957
Cathay Pacific Airways Ltd.	19,000	40,330
Deutsche Lufthansa AG (b)	3,513	74,545
easyJet PLC (a)	2,461	62,657
International Consolidated Airlines Group SA (b)	15,152	100,930
Japan Airlines Co. Ltd.	800	39,470
Qantas Airways Ltd. (b)	17,203	16,896
Singapore Airlines Ltd. (a)	8,000	66,079

		434,864

Apparel — 0.4%
Adidas AG	3,171	404,246
Asics Corp.	2,300	39,286
Burberry Group PLC	6,663	167,400
Christian Dior SA	820	155,240
Hugo Boss AG	468	66,650
Yue Yuen Industrial Holdings Ltd.	11,000	36,804

		869,626

Auto Manufacturers — 3.5%
Bayerische Motoren Werke AG	5,021	588,831
Daihatsu Motor Co. Ltd.	3,000	50,890
Daimler AG	14,570	1,261,191
Fiat SpA (a) (b)	13,137	107,819
Fuji Heavy Industries Ltd.	9,000	258,533
Hino Motors Ltd.	4,000	63,040
Honda Motor Co. Ltd. (a)	24,600	1,014,573
Isuzu Motors Ltd.	18,000	112,227
Mazda Motor Corp. (b)	40,000	207,394
Mitsubishi Motors Corp. (a) (b)	6,500	70,167
Nissan Motor Co. Ltd.	38,000	319,899
Renault SA	2,849	230,021
Scania AB Class B	4,723	92,770
Suzuki Motor Corp.	5,600	150,839
Toyota Motor Corp.	41,700	2,537,548
Volkswagen AG	461	124,921

		7,190,663

Automotive & Parts — 1.3%
Aisin Seiki Co.	2,800	113,940
Bridgestone Corp.	9,700	367,731
Cie Generale des Etablissements Michelin Class B	2,832	302,215
Continental AG	1,643	360,422

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Denso Corp.	7,400	$391,260
GKN PLC	24,552	151,990
JTEKT Corp.	2,800	47,867
Koito Manufacturing Co. Ltd.	2,000	38,320
NGK Spark Plug Co., Ltd.	3,000	71,145
NHK Spring Co. Ltd.	2,600	29,388
NOK Corp.	1,400	22,933
Nokian Renkaat OYJ (a)	1,688	81,213
Pirelli & C. SpA	3,482	60,436
Stanley Electric Co. Ltd.	2,200	50,417
Sumitomo Electric Industries Ltd.	11,600	193,849
Sumitomo Rubber Industries Ltd. (a)	2,600	37,024
Toyoda Gosei Co. Ltd.	1,100	25,631
Toyota Boshoku Corp. (a)	1,300	16,250
Toyota Industries Corp.	2,500	112,993
Valeo SA	1,160	128,522
The Yokohama Rubber Co. Ltd. (a)	3,000	29,557

		2,633,103

Distribution & Wholesale — 1.0%
Hitachi High-Technologies Corp.	1,100	27,673
ITOCHU Corp.	22,400	277,233
Jardine Cycle & Carriage Ltd.	2,000	57,148
Li & Fung Ltd.	88,000	113,943
Marubeni Corp.	25,000	179,904
Mitsubishi Corp.	21,400	410,726
Mitsui & Co. Ltd.	26,400	368,130
Sojitz Corp.	20,000	35,616
Sumitomo Corp.	16,700	210,058
Toyota Tsusho Corp.	3,100	76,985
Wolseley PLC	3,933	223,352

		1,980,768

Entertainment — 0.2%
Oriental Land Co. Ltd.	800	115,358
Tabcorp Holdings Ltd.	10,763	34,899
Tatts Group Ltd.	20,276	56,232
Toho Co. Ltd.	1,700	37,413
William Hill PLC	13,161	87,610

		331,512

Food Services — 0.3%
Compass Group PLC	27,584	442,277
Sodexo	1,375	139,619

		581,896

Home Builders — 0.2%
Daiwa House Industry Co. Ltd.	9,000	174,242
Iida Group Holdings Co. Ltd. (b)	1,900	37,924
Persimmon PLC	4,604	94,583
Sekisui Chemical Co. Ltd.	7,000	86,050
Sekisui House Ltd.	8,000	112,017

		504,816

	Number of Shares	Value
Home Furnishing — 0.4%
Electrolux AB Series B	3,699	$97,381
Panasonic Corp.	33,000	384,695
Sony Corp. (a)	15,100	260,805

		742,881

Leisure Time — 0.2%
Carnival PLC	2,810	116,041
Flight Centre Travel Group Ltd. (a)	743	31,555
Sankyo Co. Ltd.	900	41,528
Sega Sammy Holdings, Inc.	2,700	68,858
Shimano, Inc.	1,200	103,226
Yamaha Corp.	2,500	39,761
Yamaha Motor Co. Ltd.	3,900	58,601

		459,570

Lodging — 0.8%
Accor SA	2,433	115,029
City Developments Ltd. (a)	6,000	45,771
Crown Resorts Ltd.	5,959	89,688
Echo Entertainment Group Ltd.	12,264	26,947
Galaxy Entertainment Group Ltd. (b)	32,000	287,340
Genting Singapore PLC	91,000	108,144
InterContinental Hotels Group PLC	3,988	133,010
MGM China Holdings Ltd.	14,800	63,577
Sands China Ltd.	36,800	302,410
Shangri-La Asia Ltd.	22,000	43,005
SJM Holdings Ltd.	29,000	97,811
Whitbread PLC	2,729	169,617
Wynn Macau Ltd.	23,200	106,220

		1,588,569

Retail — 2.5%
ABC-Mart, Inc.	300	13,114
Aeon Co. Ltd.	9,100	123,409
Cie Financiere Richemont SA	7,908	791,345
Citizen Holdings Co. Ltd.	4,500	38,000
Don Quijote Holdings Co. Ltd.	800	48,568
FamilyMart Co. Ltd. (a)	800	36,554
Fast Retailing Co. Ltd.	800	331,117
Harvey Norman Holdings Ltd. (a)	9,444	26,656
Hennes & Mauritz AB Class B	14,395	665,201
Inditex SA	3,280	542,742
Isetan Mitsukoshi Holdings Ltd.	5,500	78,423
J Front Retailing Co. Ltd.	7,000	53,089
Kering	1,124	237,706
Kingfisher PLC	36,523	233,486
Lawson, Inc. (a)	1,000	74,852
Marks & Spencer Group PLC	24,877	178,819
Marui Group Co. Ltd.	3,400	34,605
McDonald’s Holdings Co. Japan Ltd. (a)	1,100	28,085
Next PLC	2,425	218,907
Nitori Holdings Co. Ltd.	500	47,414

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Shimamura Co. Ltd.	300	$28,145
Swatch Group AG	461	305,891
The Swatch Group AG	651	73,585
Takashimaya Co. Ltd.	4,000	39,934
Travis Perkins PLC	3,774	117,467
USS Co. Ltd.	3,200	43,963
Wesfarmers Ltd.	14,962	589,222
Yamada Denki Co. Ltd. (a)	14,300	46,791

		5,047,090

Storage & Warehousing — 0.0%
Mitsubishi Logistics Corp. (a)	2,000	31,721

Textiles — 0.1%
Kuraray Co. Ltd.	5,200	62,039
Teijin Ltd.	14,000	31,195
Toray Industries, Inc.	22,000	152,427

		245,661

Toys, Games & Hobbies — 0.1%
Namco Bandai Holdings, Inc.	2,500	55,537
Nintendo Co. Ltd. (a)	1,600	213,948
Sanrio Co. Ltd. (a)	700	29,502

		298,987

		22,941,727

Consumer, Non-cyclical — 21.3%
Agriculture — 1.4%
British American Tobacco PLC	28,842	1,547,489
Golden Agri-Resources Ltd.	108,000	46,733
Imperial Tobacco Group PLC	14,677	569,601
Japan Tobacco, Inc.	16,600	540,116
Swedish Match AB	3,207	103,121
Wilmar International Ltd. (a)	28,000	76,001

		2,883,061

Beverages — 2.4%
Asahi Group Holdings Ltd. (a)	6,000	169,310
Carlsberg A/S Class B	1,653	183,635
Coca-Cola Amatil Ltd. (a)	8,945	96,281
Coca-Cola HBC AG	461	13,467
Coca-Cola HBC AG Sponsored ADR (Switzerland)	2,589	75,521
Coca-Cola West Co. Ltd.	1,100	23,310
Diageo PLC	37,990	1,254,857
Heineken Holding NV Class A	1,579	100,136
Heineken NV	3,412	231,035
InBev NV	12,126	1,292,922
Kirin Holdings Co. Ltd. (a)	13,000	187,257
Pernod-Ricard SA	3,183	363,432
Remy Cointreau SA (a)	420	35,303
SABMiller PLC	14,551	749,351
Suntory Beverage & Food Ltd.	1,900	60,578
Treasury Wine Estates Ltd.	8,906	38,341

		4,874,736

	Number of Shares	Value
Biotechnology — 0.3%
CSL Ltd.	7,390	$456,168
Novozymes A/S	3,426	144,934

		601,102

Commercial Services — 1.4%
Abertis Infraestructuras SA (a)	5,951	132,542
Adecco SA	2,014	159,953
Aggreko PLC	4,034	114,269
Atlantia SpA (a)	4,918	111,177
Babcock International Group PLC	5,635	126,481
Benesse Holdings, Inc.	1,200	48,201
Brambles Ltd.	24,039	196,475
Bunzl PLC	5,151	123,781
Bureau Veritas SA	3,420	100,188
Capita PLC	10,150	174,601
Dai Nippon Printing Co. Ltd.	8,000	85,011
Edenred	2,997	100,542
Experian PLC	15,077	278,264
G4S PLC	23,427	101,910
Intertek Group PLC	2,446	127,613
Park24 Co. Ltd. (a)	1,300	24,518
Randstad Holding NV	1,847	119,927
Secom Co. Ltd.	3,200	193,244
Securitas AB Class B	4,579	48,792
Serco Group PLC	7,519	62,138
SGS SA	85	196,309
Toppan Printing Co. Ltd.	9,000	72,101
Transurban Group (a)	21,114	129,084

		2,827,121

Cosmetics & Personal Care — 0.6%
Beiersdorf AG	1,550	157,364
Kao Corp.	7,800	245,661
L’Oreal	3,652	643,116
Shiseido Co. Ltd.	5,400	86,956
Unicharm Corp.	1,700	97,044

		1,230,141

Foods — 5.1%
Ajinomoto Co., Inc. (a)	9,000	130,415
Aryzta AG	1,301	100,012
Associated British Foods PLC	5,357	217,019
Barry Callebaut AG	30	37,636
Calbee, Inc. (a)	1,200	29,196
Carrefour SA	9,329	369,944
Casino Guichard-Perrachon SA	883	102,067
Colruyt SA	1,210	67,674
Danone SA	8,640	623,296
Delhaize Group	1,513	90,148
Distribuidora Internacional de Alimentacion SA	9,320	83,377
First Pacific Co. Ltd.	33,750	38,567
J Sainsbury PLC	18,663	113,052
Jeronimo Martins SGPS SA	3,842	75,175

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kerry Group PLC Class A	2,284	$158,709
Kikkoman Corp. (a)	2,000	37,890
Koninlijke Ahold NV	14,974	268,864
Lindt & Spruengli AG	13	58,597
Lindt & Spruengli AG	1	53,926
MEIJI Holdings Co. Ltd.	900	57,933
Metcash Ltd. (a)	14,608	41,219
Metro AG	2,037	98,661
Nestle SA	48,705	3,575,334
Nippon Meat Packers, Inc.	3,000	51,553
Nisshin Seifun Group, Inc.	3,300	34,148
Nissin Foods Holdings Co. Ltd.	900	38,019
Olam International Ltd. (a)	24,000	29,288
Seven & I Holdings Co. Ltd.	11,300	450,022
Suedzucker AG	1,217	32,851
Tate & Lyle PLC	7,304	97,938
Tesco PLC	122,294	677,293
Toyo Suisan Kaisha Ltd.	1,000	30,064
Unilever NV	24,567	991,900
Unilever PLC	19,364	794,278
WM Morrison Supermarkets PLC	33,064	143,193
Woolworths Ltd.	18,955	573,065
Yakult Honsha Co. Ltd.	1,300	65,724
Yamazaki Baking Co. Ltd.	2,000	20,521

		10,458,568

Health Care – Products — 0.9%
Cie Generale d’Optique Essilor International SA	3,138	334,324
Cochlear Ltd. (a)	870	45,785
Coloplast A/S Class B	1,693	112,301
Elekta AB (a)	5,265	80,773
Fresenius SE & Co. KGaA	1,924	295,454
Getinge AB Class B	3,114	106,810
Luxottica Group SpA	2,525	135,620
QIAGEN NV (b)	3,560	83,053
Shimadzu Corp.	4,000	34,833
Smith & Nephew PLC	13,809	196,933
Sonova Holding AG	792	106,766
Sysmex Corp.	1,100	64,972
Terumo Corp.	2,300	111,110
William Demant Holding (a) (b)	401	38,988

		1,747,722

Health Care – Services — 0.2%
Fresenius Medical Care AG & Co. KGaA	3,267	232,512
Miraca Holdings, Inc.	800	37,732
Ramsay Health Care Ltd.	2,039	78,947
Ryman Healthcare Ltd.	5,921	38,195
Sonic Healthcare Ltd.	5,610	83,378

		470,764

	Number of Shares	Value
Household Products — 0.5%
Henkel AG & Co. KGaA	2,001	$208,618
Husqvarna AB Class B	5,959	35,986
Reckitt Benckiser Group PLC	9,759	776,979
Societe BIC SA	402	49,274

		1,070,857

Pharmaceuticals — 8.5%
Actelion Ltd.	1,512	128,174
Alfresa Holdings Corp.	600	29,808
Astellas Pharma, Inc.	6,600	391,066
AstraZeneca PLC	18,891	1,120,540
Bayer AG	12,498	1,753,386
Celesio AG	1,392	44,048
Chugai Pharmaceutical Co. Ltd. (a)	3,400	75,277
Daiichi Sankyo Co. Ltd.	10,000	183,194
Dainippon Sumitomo Pharma Co. Ltd. (a)	2,300	36,034
Eisai Co. Ltd.	3,800	147,309
GlaxoSmithKline PLC	74,012	1,974,022
Grifols SA	2,209	105,822
Grifols SA Class B	79	2,829
Hisamitsu Pharmaceutical Co., Inc.	900	45,343
Kyowa Hakko Kirin Co. Ltd. (a)	4,000	44,115
Medipal Holdings Corp.	2,300	30,393
Merck KGaA	974	175,486
Mitsubishi Tanabe Pharma Corp.	3,300	46,003
Novartis AG	34,735	2,779,858
Novo Nordisk A/S Class B	6,019	1,108,889
Ono Pharmaceutical Co. Ltd.	1,200	105,091
Orion OYJ Class B	1,380	38,853
Otsuka Holdings Co. Ltd.	5,600	161,729
Perrigo Co. PLC	562	86,211
Roche Holding AG	10,619	2,976,686
Sanofi	18,027	1,918,901
Santen Pharmaceutical Co. Ltd.	1,200	56,009
Shionogi & Co. Ltd.	4,500	97,761
Shire Ltd.	8,388	395,257
Suzuken Co. Ltd.	1,100	35,626
Taisho Pharmaceutical Holdings Co. Ltd.	500	34,390
Takeda Pharmaceutical Co. Ltd.	11,900	546,273
Teva Pharmaceutical Industries Ltd.	12,766	511,732
Tsumura & Co. (a)	900	23,852
UCB SA	1,690	125,916

		17,335,883

		43,499,955

Diversified — 1.1%
Holding Company – Diversified — 1.1%
Exor SpA	1,515	60,399
GEA Group AG	2,766	131,683
Groupe Bruxelles Lambert SA	1,243	114,324
Hutchison Whampoa Ltd.	32,000	437,536

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrivarden AB Class C	1,824	$34,779
Keppel Corp. Ltd.	22,000	195,589
LVMH Moet Hennessy Louis Vuitton SA	3,843	703,503
Noble Group Ltd.	63,000	53,643
NWS Holdings Ltd.	21,255	32,398
Swire Pacific Ltd. Class A	10,500	123,648
TUI Travel PLC	6,833	46,781
Wendel SA	464	67,648
Wharf Holdings Ltd.	23,000	175,793

		2,177,724

Energy — 6.5%
Energy – Alternate Sources — 0.0%
Enel Green Power SpA	27,971	70,494

Oil & Gas — 6.2%
BG Group PLC	51,475	1,109,299
BP PLC	284,669	2,306,037
Caltex Australia Ltd.	1,973	35,437
ENI SpA	38,362	927,578
Galp Energia SGPS SA	5,341	87,692
Idemitsu Kosan Co. Ltd.	1,200	27,323
Inpex Corp.	13,200	169,245
Japan Petroleum Exploration Co.	500	18,949
JX Holdings, Inc.	34,100	175,571
Lundin Petroleum AB (b)	3,311	64,628
Neste Oil OYJ (a)	2,061	40,988
OMV AG	2,273	108,865
Repsol YPF SA (a)	12,834	324,266
Royal Dutch Shell PLC Class A	57,724	2,073,119
Royal Dutch Shell PLC Class B	37,924	1,427,178
Santos Ltd.	14,852	194,734
Seadrill Ltd.	5,611	229,985
Showa Shell Sekiyu KK (a)	2,800	28,467
StatoilHydro ASA	16,950	411,714
TonenGeneral Sekiyu KK (a)	4,000	36,710
Total SA	32,309	1,980,513
Transocean Ltd.	5,367	262,713
Tullow Oil PLC	13,745	195,181
Woodside Petroleum Ltd.	9,874	343,073

		12,579,265

Oil & Gas Services — 0.3%
AMEC PLC	4,758	85,924
Cie Generale de Geophysique-Veritas (b)	2,414	41,895
Fugro NV	1,128	67,476
Petrofac Ltd.	4,066	82,516
Saipem SpA	4,069	87,842
Subsea 7 SA	3,839	73,612
Technip SA	1,541	148,428

		587,693

	Number of Shares	Value
Pipelines — 0.0%
APA Group (a)	12,561	$67,334

		13,304,786

Financial — 24.8%
Banks — 13.6%
Aozora Bank Ltd. (a)	16,000	45,337
Australia & New Zealand Banking Group Ltd.	41,522	1,195,334
Banca Monte dei Paschi di Siena SpA (a) (b)	107,375	26,063
Banco Bilbao Vizcaya Argentaria SA	87,566	1,084,977
Banco de Sabadell SA (a)	51,173	133,750
Banco Espirito Santo SA (b)	28,332	40,532
Banco Popular Espanol SA (b)	19,200	115,924
Banco Santander SA	171,477	1,547,462
Bank Hapoalim B.M.	15,983	89,663
Bank Leumi Le-Israel (b)	19,173	78,383
Bank of East Asia Ltd.	18,033	76,459
Bank of Ireland (b)	342,231	119,097
The Bank of Kyoto Ltd. (a)	5,000	41,841
Bank of Queensland Ltd.	4,928	53,650
The Bank of Yokohama Ltd.	17,000	94,920
Bankia SA (a) (b)	63,030	108,110
Barclays PLC	231,145	1,045,837
Bendigo and Adelaide Bank Ltd. (a)	6,213	65,209
BNP Paribas	15,040	1,177,673
BOC Hong Kong Holdings Ltd.	56,000	180,115
CaixaBank	26,122	136,150
The Chiba Bank Ltd.	11,000	74,339
The Chugoku Bank Ltd.	2,700	34,288
Commerzbank AG (b)	14,590	235,133
Commonwealth Bank of Australia	24,385	1,699,086
Credit Agricole SA (b)	15,374	197,610
Danske Bank A/S (b)	9,927	228,556
DBS Group Holdings, Ltd.	26,000	353,389
Deutsche Bank AG	15,449	737,128
DnB NOR ASA	14,545	260,664
Erste Group Bank AG	3,808	133,221
Fukuoka Financial Group, Inc.	12,000	52,714
The Gunma Bank Ltd.	6,000	33,562
The Hachijuni Bank Ltd.	6,000	35,032
Hang Seng Bank Ltd.	11,600	188,617
The Hiroshima Bank Ltd.	8,000	33,167
Hokuhoku Financial Group, Inc.	18,000	35,933
HSBC Holdings PLC	281,831	3,091,092
Intesa Sanpaolo SpA	176,952	439,277
The Iyo Bank Ltd.	4,000	39,279
The Joyo Bank Ltd.	11,000	56,285
Julius Baer Group Ltd.	3,368	162,403
KBC Groep NV	3,787	215,530
Lloyds Banking Group PLC (b)	756,418	988,693
Mediobanca SpA (b)	7,504	66,026
Mitsubishi UFJ Financial Group, Inc.	192,600	1,273,482

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mizrahi Tefahot Bank Ltd.	2,271	$29,746
Mizuho Financial Group, Inc.	347,100	751,749
National Australia Bank Ltd.	35,557	1,110,013
Natixis	14,789	87,334
The Nishi-Nippon City Bank Ltd.	10,000	26,956
Nordea Bank AB	46,059	623,687
Oversea-Chinese Banking Corp. Ltd.	39,000	315,712
Pohjola Bank PLC	2,118	42,659
Raiffeisen Bank International AG	813	28,700
Resona Holdings, Inc.	28,600	145,876
Royal Bank of Scotland Group PLC (b)	32,750	184,369
Seven Bank Ltd.	8,700	34,041
Shinsei Bank Ltd. (a)	25,000	61,181
The Shizuoka Bank Ltd.	9,000	96,278
Skandinaviska Enskilda Banken AB Class A	22,698	300,292
Societe Generale SA	10,875	635,072
Standard Chartered PLC	36,630	825,340
Sumitomo Mitsui Financial Group, Inc.	19,200	991,517
Sumitomo Mitsui Trust Holdings, Inc.	51,000	269,427
Suruga Bank Ltd.	3,000	53,920
Svenska Handelsbanken AB	7,471	369,047
Swedbank AB Class A	13,687	386,116
UBI Banca	13,474	92,013
UniCredit SpA	65,117	484,881
United Overseas Bank Ltd.	19,000	320,336
Westpac Banking Corp.	46,966	1,363,942
Yamaguchi Financial Group, Inc. (a)	3,000	27,821

		27,779,017

Diversified Financial — 2.3%
Aberdeen Asset Management PLC	14,471	120,512
Acom Co. Ltd. (a) (b)	5,400	18,371
Aeon Credit Service Co. Ltd. (a)	900	24,182
ASX Ltd.	2,941	96,564
Credit Saison Co. Ltd.	2,500	65,937
Credit Suisse Group	22,956	704,792
Daiwa Securities Group, Inc.	25,000	250,366
Deutsche Boerse AG	2,852	236,827
Eurazeo SA	475	37,246
Hargreaves Lansdown PLC	3,046	68,493
Hong Kong Exchanges and Clearing Ltd.	16,456	275,534
ICAP PLC	7,880	59,040
Investec PLC	8,701	63,097
Japan Exchange Group, Inc.	3,600	102,499
London Stock Exchange Group PLC	2,513	72,143
Macquarie Group Ltd.	4,441	219,013
Mitsubishi UFJ Lease & Finance Co. Ltd.	8,500	52,270
Nomura Holdings, Inc.	55,100	426,446

	Number of Shares	Value
Old Mutual PLC	72,651	$227,657
ORIX Corp.	19,300	339,974
Partners Group Holding AG	250	66,700
Schroders PLC	1,535	66,280
Singapore Exchange Ltd.	13,000	74,963
UBS AG	55,226	1,052,073

		4,720,979

Insurance — 5.4%
Admiral Group PLC	2,748	59,649
Aegon NV	26,763	252,666
Ageas	3,455	147,500
AIA Group Ltd.	182,405	919,564
Allianz SE	6,893	1,236,422
AMP Ltd.	44,312	174,001
Assicurazioni Generali SpA	17,757	422,011
Aviva PLC	43,975	327,652
AXA SA	27,192	758,472
Baloise Holding AG	726	92,754
CNP Assurances	2,427	49,764
The Dai-ichi Life Insurance Co. Ltd.	12,800	214,535
Delta Lloyd NV	2,944	73,243
Direct Line Insurance Group PLC	16,775	69,449
Gjensidige Forsikring ASA	2,799	53,434
Hannover Rueck SE	908	78,421
ING Groep NV (b)	58,117	812,688
Insurance Australia Group Ltd.	34,826	181,035
Legal & General Group PLC	88,775	327,570
Mapfre SA (a)	15,948	68,455
Mitsui Sumitomo Insurance Group Holdings, Inc.	7,800	209,843
Muenchener Rueckversicherungs AG	2,712	597,710
NKSJ Holdings, Inc.	5,000	139,467
Prudential PLC	38,770	867,712
QBE Insurance Group Ltd.	18,491	190,401
RSA Insurance Group PLC	54,071	81,885
Sampo Oyj	6,282	310,046
SCOR SE	2,287	83,604
Sony Financial Holdings, Inc.	2,500	45,542
Standard Life PLC	36,576	217,946
Suncorp Group Ltd.	19,842	233,077
Swiss Life Holding AG	488	101,567
Swiss Re AG	5,273	487,406
T&D Holdings, Inc.	8,500	119,068
Tokio Marine Holdings, Inc.	10,400	348,370
Tryg A/S	387	37,447
Vienna Insurance Group AG Wiener Versicherung Gruppe	623	31,110
Zurich Insurance Group AG	2,243	652,258

		11,073,744

Investment Companies — 0.3%
Cheung Kong Infrastructure Holdings Ltd.	10,000	63,386
Delek Group Ltd.	50	19,113

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Investment AB Kinnevik Class B	3,377	$156,742
Investor AB Class B	6,776	233,806
The Israel Corp. Ltd. (b)	38	20,025
Pargesa Holding SA	435	35,136
Resolution Ltd.	20,639	121,390

		649,598

Real Estate — 1.7%
Aeon Mall Co. Ltd.	1,800	50,573
Capitaland Ltd.	37,000	89,081
CapitaMalls Asia Ltd.	21,000	32,720
Cheung Kong Holdings	21,000	332,900
Daito Trust Construction Co. Ltd.	1,100	102,836
Deutsche Wohnen AG	4,469	86,731
Global Logistic Properties Ltd.	46,000	105,547
Hang Lung Properties Ltd.	33,000	105,265
Henderson Land Development Co. Ltd.	16,683	95,384
Hopewell Holdings Ltd.	8,500	28,852
Hulic Co. Ltd. (a)	4,000	59,361
Hysan Development Co. Ltd.	10,035	43,269
IMMOFINANZ AG	14,572	67,622
Keppel Land Ltd.	11,000	29,221
Kerry Properties Ltd.	9,500	33,012
Lend Lease Group	7,854	78,164
Mitsubishi Estate Co. Ltd.	19,000	569,370
Mitsui Fudosan Co. Ltd.	13,000	468,939
New World Development Ltd.	59,118	75,003
Nomura Real Estate Holdings, Inc.	2,000	45,084
NTT Urban Development Corp.	1,900	21,912
REA Group Ltd.	847	28,567
Sino Land Co. Ltd.	44,349	60,739
Sumitomo Realty & Development Co. Ltd.	5,000	249,216
Sun Hung Kai Properties Ltd.	24,000	305,941
Swire Properties Ltd.	16,200	40,974
Swiss Prime Site AG	794	61,602
Tokyo Tatemono Co. Ltd. (a)	6,000	66,839
Tokyu Fudosan Holdings Corp. (b)	8,000	75,492
UOL Group Ltd.	7,000	34,379
Wheelock & Co. Ltd.	14,000	64,527

		3,509,122

Real Estate Investment Trusts (REITS) — 1.4%
Ascendas Real Estate Investment Trust	30,000	52,405
British Land Co. PLC	14,032	146,254
CapitaCommercial Trust (a)	31,000	35,671
Capital Shopping Centres Group PLC	10,776	55,413
CapitaMall Trust	36,000	54,447
CFS Retail Property Trust Group	31,999	55,714
Corio NV	974	43,725
Dexus Property Group	68,087	61,120
Federation Centres Ltd.	21,726	45,409
Fonciere Des Regions	391	33,776

	Number of Shares	Value
Gecina SA	324	$42,817
Goodman Group	25,455	107,810
GPT Group	26,493	80,644
Hammerson PLC	10,318	85,811
ICADE	578	53,912
Japan Prime Realty Investment Corp. (a)	11	35,239
Japan Real Estate Investment Corp.	18	96,558
Japan Retail Fund Investment Corp.	33	67,198
Klepierre	1,551	71,887
Land Securities Group PLC	12,196	194,699
The Link REIT	34,723	169,391
Mirvac Group (a)	55,600	83,436
Nippon Building Fund, Inc. (a)	22	128,067
Nippon Prologis REIT, Inc.	4	38,242
Nomura Real Estate Office Fund, Inc.	5	23,263
Segro PLC	10,805	59,792
Stockland (a)	34,539	111,667
Unibail-Rodamco SE	68	17,463
Unibail-Rodamco SE	1,409	361,020
United Urban Investment Corp.	35	50,341
Westfield Group	30,733	276,995
Westfield Retail Trust	45,345	120,290

		2,860,476

Venture Capital — 0.1%
3i Group PLC	14,966	95,482

		50,688,418

Industrial — 12.8%
Aerospace & Defense — 1.1%
BAE Systems PLC	48,567	350,992
Cobham PLC	16,639	75,669
European Aeronautic Defence and Space Co.	8,938	688,922
Finmeccanica SpA (b)	6,425	49,278
Meggitt PLC	11,692	102,414
Rolls-Royce Holdings PLC	28,296	599,297
Safran SA	4,128	287,067
Thales SA	1,302	83,934
Zodiac Aerospace (a)	530	94,108

		2,331,681

Building Materials — 1.2%
Asahi Glass Co. Ltd. (a)	16,000	99,559
Boral Ltd. (a)	12,337	52,799
Compagnie de Saint-Gobain	6,297	348,046
CRH PLC	11,004	279,164
Daikin Industries Ltd.	3,500	218,412
Fletcher Building Ltd.	10,060	70,061
Geberit AG Registered	580	177,428
HeidelbergCement AG	2,114	160,434
Holcim Ltd.	3,400	255,623
Imerys SA (a)	511	44,567
James Hardie Industries NV	6,697	77,905

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lafarge SA	2,876	$216,422
Lixil Group Corp.	4,200	115,343
Rinnai Corp.	500	38,969
Sika AG	33	117,349
Taiheiyo Cement Corp.	17,000	65,347
TOTO Ltd.	4,000	63,501

		2,400,929

Electrical Components & Equipment — 1.2%
Brother Industries Ltd.	3,500	47,920
Casio Computer Co. Ltd. (a)	3,400	41,672
Hitachi Ltd.	73,000	553,468
Legrand SA	4,004	220,801
Mitsubishi Electric Corp.	29,000	364,712
OSRAM Licht AG (b)	1,276	72,118
Prysmian SpA	3,152	81,271
Schneider Electric SA	8,059	707,349
Sharp Corp. (b)	22,000	69,910
Toshiba Corp.	60,000	252,495

		2,411,716

Electronics — 1.4%
Advantest Corp. (a)	2,300	28,638
Fanuc Corp.	2,900	531,792
Hamamatsu Photonics KK	1,100	44,069
Hirose Electric Co. Ltd.	500	71,276
Hoya Corp.	6,700	186,474
Ibiden Co. Ltd.	1,900	35,565
Keyence Corp.	700	299,777
Koninklijke Philips Electronics NV	14,775	544,652
Kyocera Corp.	5,000	250,099
Mabuchi Motor Co. Ltd. (a)	300	17,843
Murata Manufacturing Co. Ltd.	3,100	275,578
NEC Corp.	38,000	85,784
NGK Insulators Ltd.	4,000	76,211
Nidec Corp. (a)	1,500	147,101
Nippon Electric Glass Co. Ltd.	6,000	31,532
Omron Corp.	3,000	132,780
Rexel Promesses	3,267	86,050
Yaskawa Electric Corp.	3,000	47,577
Yokogawa Electric Corp.	3,000	46,159

		2,938,957

Engineering & Construction — 1.3%
ABB Ltd.	33,217	877,573
ACS Actividades de Construccion y Servicios SA	2,069	71,721
Aeroports de Paris	439	49,834
Aker Kvaerner ASA	2,243	40,103
Auckland International Airport Ltd.	14,536	42,206
Boskalis Westminster	1,131	59,968
Bouygues SA	2,825	107,123
Chiyoda Corp.	2,000	29,108
Ferrovial SA	6,183	120,244

	Number of Shares	Value
Fraport AG Frankfurt Airport Services Worldwide	574	$43,157
Hochtief AG (a)	467	39,978
JGC Corp.	3,000	117,832
Kajima Corp.	13,000	48,928
Kinden Corp.	2,000	20,904
Leighton Holdings Ltd. (a)	2,675	38,675
Obayashi Corp.	9,000	51,322
SembCorp Industries Ltd.	14,000	60,989
Shimizu Corp.	9,000	45,514
Singapore Technologies Engineering Ltd.	22,000	69,243
Skanska AB	5,851	120,136
Sydney Airport	18,086	61,514
Taisei Corp. (a)	14,000	63,768
Vinci SA	7,273	479,247
WorleyParsons Ltd.	3,038	45,048

		2,704,135

Environmental Controls — 0.0%
Kurita Water Industries Ltd. (a)	1,700	35,291

Hand & Machine Tools — 0.4%
Fuji Electric Co. Ltd.	9,000	42,158
Makita Corp.	1,600	84,192
Sandvik AB	15,794	223,569
Schindler Holding AG	727	107,290
Schindler Holding AG	301	44,406
SMC Corp.	800	202,079
THK Co. Ltd.	1,800	44,982

		748,676

Machinery – Construction & Mining — 1.4%
Atlas Copco AB Class A	10,201	284,507
Atlas Copco AB Class B	5,876	149,628
BHP Billiton PLC	31,854	987,653
Hitachi Construction Machinery Co. Ltd. (a)	1,600	34,270
Komatsu Ltd.	14,000	284,969
Rio Tinto PLC	19,176	1,082,092

		2,823,119

Machinery – Diversified — 1.0%
Alstom SA	3,192	116,620
Amada Co. Ltd.	5,000	44,194
Andritz AG	1,078	67,712
CNH Industrial NV (b)	14,316	163,496
Hexagon AB Class B	3,631	115,159
IHI Corp.	20,000	86,479
Kawasaki Heavy Industries Ltd.	22,000	92,477
Kone OYJ (a)	4,808	217,993
Kubota Corp.	16,000	265,265
MAN SE	512	62,866
Metso OYJ	1,862	79,697
Mitsubishi Heavy Industries Ltd.	46,000	285,119

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Nabtesco Corp.	1,600	$36,950
Sumitomo Heavy Industries Ltd.	8,000	36,864
Volvo AB Class B	23,311	307,277
The Weir Group PLC	3,239	114,457
Zardoya Otis SA (a)	2,462	44,529

		2,137,154

Manufacturing — 1.5%
Alfa Laval AB	4,699	120,874
ALS Ltd. (a)	6,332	49,834
FUJIFILM Holdings Corp.	7,000	198,776
IMI PLC	4,574	115,933
Invensys PLC	9,751	82,279
Konica Minolta Holdings, Inc.	7,000	70,172
Melrose Industries PLC	18,778	95,121
Nikon Corp. (a)	5,300	101,346
Olympus Corp. (b)	3,500	111,008
Orkla ASA	11,832	92,477
Siemens AG	11,991	1,638,377
Smiths Group PLC	5,956	146,458
Sulzer AG	377	60,986
Wartsila OYJ Abp	2,685	132,870

		3,016,511

Metal Fabricate & Hardware — 0.4%
Assa Abloy AB Series B	4,955	262,700
Maruichi Steel Tube Ltd.	900	22,754
Norsk Hydro ASA	20,570	91,955
NSK Ltd.	7,000	87,361
SKF AB Class B	5,969	156,647
Tenaris SA (a)	7,084	154,822
Vallourec SA	1,561	85,419

		861,658

Packaging & Containers — 0.2%
Amcor Ltd.	18,616	176,043
Rexam PLC	12,130	106,661
Toyo Seikan Kaisha Ltd.	2,300	49,513

		332,217

Shipbuilding — 0.0%
SembCorp Marine Ltd. (a)	12,000	42,415
Yangzijiang Shipbuilding Holdings Ltd.	33,000	31,106

		73,521

Transportation — 1.7%
AP Moeller – Maersk A/S Class A	8	82,495
AP Moeller – Maersk A/S Class B	20	218,129
Asciano Group	14,402	74,405
Aurizon Holdings Ltd.	31,667	138,333
Central Japan Railway Co.	2,200	259,479
ComfortDelGro Corp. Ltd.	28,000	44,630
Deutsche Post AG	13,838	504,611
DSV A/S	2,877	94,548

	Number of Shares	Value
East Japan Railway	5,100	$407,013
Groupe Eurotunnel SA	8,173	85,916
Hankyu Hanshin Holdings, Inc.	18,000	97,381
Hutchison Port Holdings Trust	80,000	54,033
Kamigumi Co. Ltd.	4,000	36,723
Keikyu Corp. (a)	7,000	57,853
Keio Corp. (a)	9,000	60,138
Keisei Electric Railway Co. Ltd.	4,000	36,874
Kintetsu Corp. (a)	27,000	94,697
Koninklijke Vopak NV	1,072	62,808
Kuehne & Nagel International AG	841	110,609
Mitsui OSK Lines Ltd.	17,000	76,724
MTR Corp.	23,000	87,266
Nippon Express Co. Ltd.	12,000	58,194
Nippon Yusen KK	24,000	76,814
Odakyu Electric Railway Co. Ltd.	9,000	81,579
TNT Express NV	5,712	53,129
Tobu Railway Co. Ltd.	15,000	72,794
Tokyu Corp.	17,000	110,391
Toll Holdings Ltd.	9,949	50,476
West Japan Railway Co.	2,600	112,837
Yamato Holdings Co. Ltd.	5,800	117,418

		3,418,297

		26,233,862

Technology — 2.3%
Computers — 0.4%
Atos Origin SA	873	79,268
Cap Gemini SA	2,101	142,468
Computershare Ltd.	6,787	69,121
Fujitsu LTD (b)	29,000	150,141
Gemalto NV (a)	1,193	131,960
Gemalto NV (a)	23	2,532
Itochu Techno-Solutions Corp. (a)	300	12,173
NTT Data Corp.	1,900	70,309
Otsuka Corp. (a)	200	25,528
TDK Corp.	1,800	86,408

		769,908

Office Equipment/Supplies — 0.3%
Canon, Inc. (a)	17,100	544,300
Ricoh Co. Ltd.	10,000	106,709

		651,009

Semiconductors — 0.7%
ARM Holdings PLC	20,870	379,544
ASM Pacific Technology Ltd.	3,800	31,781
ASML Holding NV	5,380	505,209
Infineon Technologies AG	16,528	176,496
Rohm Co. Ltd.	1,500	73,149
STMicroelectronics NV	9,348	75,306
Sumco Corp. (a) (b)	2,000	17,648
Tokyo Electron Ltd.	2,500	137,907

		1,397,040

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 0.9%
Amadeus IT Holding SA Class A	5,696	$243,983
Dassault Systemes SA	944	117,296
GungHo Online Entertainment, Inc. (a) (b)	4,900	35,359
Konami Corp. (a)	1,500	34,730
Nexon Co. Ltd.	1,300	12,003
Nomura Research Institute Ltd.	1,500	47,304
Oracle Corp.	600	21,959
The Sage Group PLC	17,020	114,136
SAP AG	13,922	1,193,673

		1,820,443

		4,638,400

Utilities — 3.5%
Electric — 2.4%
AGL Energy Ltd.	8,339	111,948
Chubu Electric Power Co., Inc.	9,900	127,963
The Chugoku Electric Power Co., Inc.	4,400	68,503
CLP Holdings Ltd.	26,500	209,973
Contact Energy Ltd.	6,246	26,349
E.ON AG	27,042	498,344
EDP – Energias de Portugal SA	30,561	112,260
Electric Power Development Co. Ltd.	1,700	49,578
Electricite de France	3,628	128,476
Enel SpA	100,489	440,247
Fortum OYJ	6,844	156,682
Hokkaido Electric Power Co., Inc. (a) (b)	2,900	33,379
Hokuriku Electric Power Co.	2,600	35,313
HongKong Electric Holdings	21,000	167,440
Iberdrola SA	70,490	450,845
The Kansai Electric Power Co., Inc. (b)	10,500	120,857
Kyushu Electric Power (b)	6,300	80,499
National Grid PLC	56,403	736,985
Origin Energy Ltd.	16,883	212,197
Red Electrica Corp. SA	1,612	107,766
RWE AG	7,525	275,180
Scottish & Southern Energy PLC	14,390	327,237
Shikoku Electric Power Co., Inc. (a) (b)	2,500	37,497
SP AusNet (a)	26,022	28,957
Terna Rete Elettrica Nazionale SpA	23,216	116,680
Tohoku Electric Power Co., Inc. (b)	6,600	74,305
The Tokyo Electric Power Co., Inc. (a) (b)	22,300	109,659

		4,845,119

Gas — 0.9%
Centrica PLC	77,465	446,125
Enagas SA	2,868	75,080
Gas Natural SDG SA	5,267	135,906
Gaz De France	19,953	470,848

	Number of Shares	Value
Hong Kong & China Gas Co. Ltd.	85,200	$196,122
Osaka Gas Co. Ltd.	28,000	110,039
Snam Rete Gas SpA	30,435	170,599
Toho Gas Co. Ltd.	6,000	29,233
Tokyo Gas Co. Ltd.	37,000	182,318

		1,816,270

Water — 0.2%
Severn Trent PLC	3,641	102,824
Suez Environnement Co.	4,514	80,892
United Utilities Group PLC	10,343	115,317
Veolia Environnement SA	5,286	86,375

		385,408

		7,046,797

TOTAL COMMON STOCK (Cost $157,429,230)		199,279,300

PREFERRED STOCK — 0.6%
Consumer, Cyclical — 0.5%
Auto Manufacturers — 0.5%
Bayerische Motoren Werke AG 5.450%	855	73,046
Porsche Automobil Holdings SE 1.530%	2,332	243,385
Volkswagen AG 2.070%	2,176	611,349

		927,780

Consumer, Non-cyclical — 0.1%
Household Products — 0.1%
Henkel AG & Co. KGaA 1.260%	2,656	308,125

Energy — 0.0%
Oil & Gas — 0.0%
Fuchs Petrolub AG 2.180%	529	51,767

Industrial — 0.0%
Aerospace & Defense — 0.0%
Rolls-Royce Holdings PLC (b) (c)	2,479,466	4,106

TOTAL PREFERRED STOCK (Cost $844,707)		1,291,778

TOTAL EQUITIES (Cost $158,273,937)		200,571,078

RIGHTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 01/09/14 (b)	12,834	8,757

TOTAL RIGHTS (Cost $8,369)		8,757

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 4.3%
Diversified Financial — 4.3%
iShares MSCI EAFE Index Fund	12,205	$818,467
State Street Navigator Securities Lending Prime Portfolio (d)	8,066,283	8,066,283

		8,884,750

TOTAL MUTUAL FUNDS (Cost $8,858,715)		8,884,750

TOTAL LONG-TERM INVESTMENTS (Cost $167,141,021)		209,464,585

	Principal Amount
SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (e)	$1,747,687	1,747,687

TOTAL SHORT-TERM INVESTMENTS (Cost $1,747,687)		1,747,687

TOTAL INVESTMENTS — 103.3% (Cost $168,888,708) (f)		211,212,272

Other Assets/(Liabilities) — (3.3)%		(6,743,694)

NET ASSETS — 100.0%		$204,468,578

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $7,658,525. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2013, these securities amounted to a value of $4,106 or 0.00% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $1,747,688. Collateralized by U.S. Government Agency obligations with a rate of 3.000%, maturity date of 5/15/40, and an aggregate market value, including accrued interest, of $1,784,474.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 99.2%

COMMON STOCK — 98.9%
Basic Materials — 6.1%
Chemicals — 5.0%
Air Liquide	43,484	$6,164,356
Akzo Nobel NV	86,821	6,736,292
BASF SE	23,536	2,509,757
Givaudan SA Registered	1,155	1,654,720
Linde AG	36,965	7,741,846
Nitto Denko Corp.	22,100	935,587
Shin-Etsu Chemical Co. Ltd.	68,800	4,022,960
Solvay SA Class A	12,877	2,038,212

		31,803,730

Forest Products & Paper — 0.3%
UPM-Kymmene OYJ	102,449	1,733,303

Mining — 0.8%
First Quantum Minerals Ltd.	37,586	677,238
Orica Ltd. (a)	203,356	4,334,450

		5,011,688

		38,548,721

Communications — 4.8%
Advertising — 1.8%
Publicis Groupe	31,145	2,859,042
WPP PLC	363,936	8,351,568

		11,210,610

Media — 0.5%
Pearson PLC	57,276	1,272,189
Thomson Reuters Corp. (a)	54,000	2,042,062

		3,314,251

Telecommunications — 2.5%
China Unicom Ltd.	1,442,000	2,160,930
Deutsche Telekom AG	160,831	2,750,723
KDDI Corp.	23,500	1,449,352
Singapore Telecommunications Ltd.	71,000	205,355
Singapore Telecommunications Ltd. (a)	338,500	983,886
Telefonaktiebolaget LM Ericsson Class B	139,982	1,714,174
Telenor ASA	60,386	1,442,006
Vodafone Group PLC	1,389,978	5,464,109

		16,170,535

		30,695,396

Consumer, Cyclical — 14.3%
Apparel — 0.3%
Christian Dior SA	8,600	1,628,129

Auto Manufacturers — 5.0%
Bayerische Motoren Werke AG	35,700	4,186,670

	Number of Shares	Value
Daimler AG	99,119	$8,579,822
Honda Motor Co. Ltd. (a)	303,400	12,513,068
Toyota Motor Corp.	101,600	6,182,611

		31,462,171

Automotive & Parts — 2.1%
Bridgestone Corp.	35,000	1,326,865
Continental AG	5,500	1,206,524
Delphi Automotive PLC	37,800	2,272,914
Denso Corp.	126,500	6,688,433
Sumitomo Electric Industries Ltd.	89,400	1,493,977

		12,988,713

Distribution & Wholesale — 0.7%
Li & Fung Ltd.	3,281,600	4,249,042
Wolseley PLC	6,355	360,896

		4,609,938

Food Services — 1.7%
Compass Group PLC	575,390	9,225,703
Sodexo	16,700	1,695,740

		10,921,443

Home Builders — 0.2%
Daiwa House Industry Co. Ltd.	78,000	1,510,099

Home Furnishing — 0.2%
Electrolux AB Series B	53,862	1,417,986

Lodging — 0.3%
InterContinental Hotels Group PLC	58,180	1,940,447

Retail — 3.8%
Cie Financiere Richemont SA	36,600	3,662,522
Hennes & Mauritz AB Class B	120,680	5,576,687
Kering	20,250	4,282,521
Kingfisher PLC	187,733	1,200,150
Lawson, Inc. (a)	36,100	2,702,168
Shoppers Drug Mart Corp. (a)	32,490	1,779,801
Signet Jewelers Ltd.	9,100	716,170
Yum! Brands, Inc.	52,350	3,958,183

		23,878,202

		90,357,128

Consumer, Non-cyclical — 21.9%
Agriculture — 0.7%
Japan Tobacco, Inc.	126,200	4,106,181

Beverages — 4.6%
Diageo PLC	308,615	10,193,934
Heineken Holding NV Class A	35,900	2,276,685
Heineken NV	90,775	6,146,614
Pernod-Ricard SA	81,435	9,298,168
SABMiller PLC	22,655	1,166,694

		29,082,095

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Commercial Services — 2.7%
Adecco SA	29,400	$2,334,962
Experian PLC	192,500	3,552,820
Hays PLC	959,588	2,064,931
Meitec Corp.	15,900	431,182
Randstad Holding NV	127,721	8,292,991
Secom Co. Ltd.	5,800	350,254

		17,027,140

Cosmetics & Personal Care — 0.7%
Beiersdorf AG	45,874	4,657,359

Foods — 5.0%
Danone SA	130,608	9,422,152
Koninlijke Ahold NV	100,000	1,795,539
Metro AG	32,622	1,580,024
Nestle SA	180,883	13,278,250
Seven & I Holdings Co. Ltd.	49,400	1,967,354
Tesco PLC	681,600	3,774,861

		31,818,180

Health Care – Products — 0.4%
Sonova Holding AG	17,744	2,391,995

Household Products — 0.8%
Reckitt Benckiser Group PLC	60,923	4,850,487

Pharmaceuticals — 7.0%
AstraZeneca PLC	25,995	1,541,921
Bayer AG	128,295	17,998,937
GlaxoSmithKline PLC	125,000	3,333,956
Merck KGaA	28,448	5,125,486
Novartis AG	56,567	4,527,083
Roche Holding AG	26,368	7,391,398
Sanofi	12,300	1,309,285
Valeant Pharmaceuticals International, Inc. (b)	27,990	3,286,026

		44,514,092

		138,447,529

Diversified — 2.0%
Holding Company – Diversified — 2.0%
Hutchison Whampoa Ltd.	165,000	2,256,047
LVMH Moet Hennessy Louis Vuitton SA	50,491	9,242,930
Wharf Holdings Ltd.	136,000	1,039,470

		12,538,447

Energy — 3.9%
Coal — 0.2%
China Shenhua Energy Co. Ltd. Class H	426,000	1,354,570

Oil & Gas — 3.5%
BG Group PLC	318,772	6,869,619
BP PLC	221,980	1,798,208
ENI SpA	130,443	3,154,060
Inpex Corp.	292,800	3,754,154

	Number of Shares	Value
Repsol YPF SA (a)	67,987	$1,717,773
Royal Dutch Shell PLC Class A	110,783	3,978,697
Tullow Oil PLC	55,819	792,638

		22,065,149

Oil & Gas Services — 0.2%
Saipem SpA	72,973	1,575,355

		24,995,074

Financial — 24.8%
Banks — 13.3%
Australia & New Zealand Banking Group Ltd.	90,375	2,601,712
Banco Santander SA	224,904	2,029,603
Barclays PLC	1,531,763	6,930,605
BNP Paribas	118,789	9,301,499
China Construction Bank Corp. Class H	1,514,000	1,149,736
Danske Bank A/S (b)	69,685	1,604,404
DBS Group Holdings, Ltd.	312,000	4,240,671
HSBC Holdings PLC	1,351,967	14,828,229
ICICI Bank Ltd. Sponsored ADR (India)	156,565	5,819,521
Intesa Sanpaolo SpA	2,552,600	6,336,732
Itau Unibanco Holding SA Sponsored ADR (Brazil)	194,803	2,643,477
Julius Baer Group Ltd.	91,602	4,417,001
Komercni Banka AS	2,227	497,146
Lloyds Banking Group PLC (b)	3,135,800	4,098,719
Mitsubishi UFJ Financial Group, Inc.	547,100	3,617,457
Nordea Bank AB	113,875	1,541,985
Sberbank of Russia Sponsored ADR (Russia)	111,946	1,407,161
Societe Generale SA	12,935	755,371
Standard Chartered PLC	281,091	6,333,491
Sumitomo Mitsui Financial Group, Inc.	52,200	2,695,687
UniCredit SpA	136,656	1,017,582

		83,867,789

Diversified Financial — 4.4%
BM&F BOVESPA SA	365,200	1,714,092
Credit Suisse Group	293,205	9,001,937
Daiwa Securities Group, Inc.	379,000	3,795,546
Nomura Holdings, Inc.	188,100	1,455,798
ORIX Corp.	150,200	2,645,808
Schroders PLC	300	10,020
Schroders PLC	63,300	2,733,255
UBS AG	345,290	6,577,885

		27,934,341

Insurance — 6.7%
AIA Group Ltd.	743,000	3,745,711
Allianz SE	46,040	8,258,357
AMP Ltd.	1,037,157	4,072,632

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Assicurazioni Generali SpA	32,213	$765,570
AXA SA	107,822	3,007,499
ING Groep NV (b)	687,356	9,611,749
Prudential PLC	112,328	2,514,016
Swiss Re AG	67,529	6,241,999
Willis Group Holdings PLC	87,300	3,911,913

		42,129,446

Real Estate — 0.3%
China Overseas Land & Investment Ltd.	388,000	1,095,911
Mitsui Fudosan Co. Ltd.	27,000	973,950

		2,069,861

Real Estate Investment Trusts (REITS) — 0.1%
Goodman Group	179,267	759,254

		156,760,691

Industrial — 13.9%
Aerospace & Defense — 0.5%
European Aeronautic Defence and Space Co.	22,671	1,747,433
MTU Aero Engines AG	12,560	1,233,677

		2,981,110

Building Materials — 1.4%
Compagnie de Saint-Gobain	46,493	2,569,749
Geberit AG Registered	680	208,018
Holcim Ltd.	57,500	4,323,040
Lafarge SA	24,363	1,833,342
Rinnai Corp.	800	62,350

		8,996,499

Electrical Components & Equipment — 2.3%
Hitachi Ltd.	325,000	2,464,069
Legrand SA	69,733	3,845,427
Schneider Electric SA	95,509	8,382,954

		14,692,450

Electronics — 2.6%
Fanuc Corp.	21,500	3,942,596
Hon Hai Precision Industry Co. Ltd.	898,907	2,419,508
Hoya Corp.	162,000	4,508,780
Koninklijke Philips Electronics NV	65,187	2,402,994
Kyocera Corp.	58,500	2,926,154
Omron Corp.	4,100	181,466

		16,381,498

Hand & Machine Tools — 0.0%
Schindler Holding AG	600	88,548

Machinery – Construction & Mining — 1.6%
Atlas Copco AB Class B	98,200	2,500,583
Rio Tinto PLC	140,645	7,936,530

		10,437,113

	Number of Shares	Value
Machinery – Diversified — 1.0%
CNH Industrial NV (b)	413,600	$4,723,523
Kawasaki Heavy Industries Ltd.	307,000	1,290,469

		6,013,992

Manufacturing — 1.5%
Olympus Corp. (b)	91,800	2,911,582
Smiths Group PLC	256,522	6,307,898

		9,219,480

Metal Fabricate & Hardware — 0.4%
SKF AB Class B	100,300	2,632,208

Transportation — 2.6%
Canadian National Railway Co.	133,160	7,592,783
East Japan Railway	21,100	1,683,915
Kuehne & Nagel International AG	46,080	6,060,452
Yamato Holdings Co. Ltd.	56,700	1,147,864

		16,485,014

		87,927,912

Technology — 6.0%
Computers — 0.2%
NCR Corp. (b)	35,360	1,204,362

Internet — 0.6%
Check Point Software Technologies Ltd. (b)	60,840	3,925,397

Office Equipment/Supplies — 1.0%
Canon, Inc. (a)	161,950	5,154,936
Ricoh Co. Ltd.	89,000	949,706

		6,104,642

Semiconductors — 1.8%
ASML Holding NV	8,123	762,791
Samsung Electronics Co., Ltd.	4,752	6,210,842
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	259,567	4,526,848

		11,500,481

Software — 2.4%
Amadeus IT Holding SA Class A	122,625	5,252,530
Dassault Systemes SA	12,698	1,577,787
SAP AG	98,316	8,429,619

		15,259,936

		37,994,818

Utilities — 1.2%
Electric — 0.4%
Cia Energetica de Minas Gerais Sponsored ADR (Brazil) (a)	99,989	778,915
Electricite de France	40,383	1,430,060

		2,208,975

Gas — 0.7%
Centrica PLC	134,436	774,224

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Gaz De France	157,349	$3,713,097

		4,487,321

Water — 0.1%
Suez Environnement Co.	40,207	720,515

		7,416,811

TOTAL COMMON STOCK (Cost $485,494,833)		625,682,527

PREFERRED STOCK — 0.3%
Consumer, Cyclical — 0.3%
Auto Manufacturers — 0.3%
Volkswagen AG 2.070%	7,150	2,008,800

TOTAL PREFERRED STOCK (Cost $1,382,328)		2,008,800

TOTAL EQUITIES (Cost $486,877,161)		627,691,327

RIGHTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 01/09/14 (b)	67,987	46,391

TOTAL RIGHTS (Cost $44,333)		46,391

MUTUAL FUNDS — 4.6%
Diversified Financial — 4.6%
State Street Navigator Securities Lending Prime Portfolio (c)	28,962,207	28,962,207

TOTAL MUTUAL FUNDS (Cost $28,962,207)		28,962,207

TOTAL LONG-TERM INVESTMENTS (Cost $515,883,701)		656,699,925

	Principal Amount
SHORT-TERM INVESTMENTS — 1.6%
Repurchase Agreement — 1.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/13, 0.010%, due 1/02/14 (d)	$10,311,901	10,311,901

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/14	26,887	26,887

TOTAL SHORT-TERM INVESTMENTS (Cost $10,338,788)		10,338,788

Value
TOTAL INVESTMENTS — 105.4% (Cost $526,222,489) (e)	$667,038,713

Other Assets/(Liabilities) — (5.4)%	(34,126,631)

NET ASSETS — 100.0%	$632,912,082

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2013, was $27,582,009. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $10,311,907. Collateralized by U.S. Government Agency obligations with rates ranging from 2.500% – 3.500%, maturity dates ranging from 1/25/39 – 5/15/40, and an aggregate market value, including accrued interest, of $10,524,901.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

December 31, 2013

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$1,961,181,137	$163,234,746
Short-term investments, at value (Note 2) (b)	56,722,717	15,478,786

Total investments (c)	2,017,903,854	178,713,532

Cash	-	6,738
Foreign currency, at value (d)	1,420,697	375,172
Receivables from:
Investments sold	1,963,649	22,823
Investments sold on a when-issued basis (Note 2)	337,390,472	5,341,625
Open forward foreign currency contracts (Note 2)	1,601,614	229,645
Investment adviser	-	-
Fund shares sold	159,616	13,927
Collateral held for open futures contracts (Note 2)	4,076,000	106,527
Collateral held for open swap agreements (Note 2)	5,285,000	74,000
Variation margin on open derivative instruments (Note 2)	1,226,944	-
Interest and dividends	8,752,227	1,233,514
Foreign taxes withheld	-	-
Open swap agreements, at value (Note 2)	365,939	-

Total assets	2,380,146,012	186,117,503

Liabilities:
Payables for:
Investments purchased	1,637,000	20,879
Treasury roll transactions	24,327,549	-
Written options outstanding, at value (Note 2) (e)	955,971	-
Forward sale commitments, at value (Note 2) (f)	14,381,718	-
Open forward foreign currency contracts (Note 2)	4,269,354	208,187
Fund shares repurchased	2,628,971	1,225,127
Interest and dividends	33,022	-
Investments purchased on a when-issued basis (Note 2)	757,649,446	21,248,355
Securities on loan (Note 2)	-	-
Open swap agreements, at value (Note 2)	665,030	-
Trustees’ fees and expenses (Note 3)	230,559	54,467
Variation margin on open derivative instruments (Note 2)	458,127	24,916
Collateral held for when-issued securities (Note 2)	200,000	-
Affiliates (Note 3):
Investment management fees	485,583	79,406
Administration fees	258,947	16,718
Service fees	334,116	19,913
Distribution fees	30,899	627
Due to custodian	119,170	-
Accrued expense and other liabilities	152,386	57,736

Total liabilities	808,817,848	22,956,331

Net assets	$1,571,328,164	$163,161,172

Net assets consist of:
Paid-in capital	$1,559,958,961	$172,626,085
Undistributed (accumulated) net investment income (loss)	1,751,145	119,765
Distributions in excess of net investment income	-	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(11,420,927)	(9,909,680)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	21,038,985	325,002

Net assets	$1,571,328,164	$163,161,172

(a) Cost of investments:	$1,949,577,302	$162,928,266
(b) Cost of short-term investments:	$56,297,647	$15,478,786
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$1,392,961	$375,378
(e) Premiums on written options:	$1,278,218	$-
(f) Proceeds from forward sale commitments:	$14,411,250	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$377,513,342	$1,425,158,310	$468,465,918	$3,051,005,371	$838,293,940
8,988,794	13,467,620	15,000,792	52,352,987	75,525,101

386,502,136	1,438,625,930	483,466,710	3,103,358,358	913,819,041

-	-	-	-	-
-	-	-	-	-

-	3,708,352	752,260	-	-
-	-	-	-	-
-	-	-	-	-
-	184,721	8,103	196,172	77,656
66,146	685,269	60,854	289,953	410,663
-	-	-	-	-
-	-	-	-	-
-	-	-	218,699	-
588,563	1,785,896	849,898	4,077,566	531,661
-	139,830	151,778	-	-
-	-	-	-	-

387,156,845	1,445,129,998	485,289,603	3,108,140,748	914,839,021

516,664	7,203,806	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
1,848,118	4,975,118	129,475	9,409,904	6,798,070
-	-	-	-	-
-	-	-	-	-
-	-	16,890,854	-	-
-	-	-	-	-
96,186	305,796	222,026	578,822	187,987
-	-	-	-	-
-	-	-	-	-

164,634	797,068	263,347	256,807	535,826
28,033	365,232	56,588	696,697	204,873
16,978	171,480	42,406	325,564	132,819
101	746	70	2,983	425
-	-	-	-	-
37,679	60,068	46,265	91,735	45,288

2,708,393	13,879,314	17,651,031	11,362,512	7,905,288

$384,448,452	$1,431,250,684	$467,638,572	$3,096,778,236	$906,933,733

$360,017,035	$951,794,770	$374,436,550	$1,990,095,283	$589,643,258
1,026,935	474,087	-	251,351	-
-	-	(146,613)	-	(183,073)
(83,972,791)	24,181,439	7,407,051	(45,347,386)	17,723,068
107,377,273	454,800,388	85,941,584	1,151,778,988	299,750,480

$384,448,452	$1,431,250,684	$467,638,572	$3,096,778,236	$906,933,733

$270,136,069	$970,365,520	$382,537,642	$1,901,200,742	$538,543,460
$8,988,794	$13,467,620	$15,000,792	$52,352,987	$75,525,101
$-	$-	$16,497,837	$-	$-
$-	$-	$-	$-	$-
$-	$-	$-	$-	$-
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Class Z shares:
Net assets	$420,871,902	$-

Shares outstanding (a)	41,604,276	-

Net asset value, offering price and redemption price per share	$10.12	$-

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class S shares:
Net assets	$175,117,100	$82,091,072

Shares outstanding (a)	17,333,694	8,359,635

Net asset value, offering price and redemption price per share	$10.10	$9.82

Class Y shares:
Net assets	$355,678,002	$37,806,083

Shares outstanding (a)	35,101,705	3,846,183

Net asset value, offering price and redemption price per share	$10.13	$9.83

Class L shares:
Net assets	$107,500,502	$14,613,263

Shares outstanding (a)	10,670,298	1,489,000

Net asset value, offering price and redemption price per share	$10.07	$9.81

Class A shares:
Net assets	$463,236,026	$27,676,849

Shares outstanding (a)	45,696,051	2,824,674

Net asset value and redemption price per share	$10.14	$9.80

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.65	$10.29

Class N shares:
Net assets	$48,924,632	$973,905

Shares outstanding (a)	4,851,764	99,860

Net asset value, offering price and redemption price per share	$10.08	$9.75

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$-	$267,341,512	$-	$436,004,087	$167,586,281

-	19,662,777	-	25,658,762	7,180,531

$-	$13.60	$-	$16.99	$23.34

$-	$-	$-	$1,003,964,672	$-

-	-	-	58,972,036	-

$-	$-	$-	$17.02	$-

$329,972,264	$541,839,193	$337,851,923	$609,354,166	$316,009,595

24,332,106	39,732,816	35,646,096	35,740,348	13,513,702

$13.56	$13.64	$9.48	$17.05	$23.38

$21,780,274	$207,094,240	$34,719,468	$335,897,898	$98,783,982

1,605,325	15,226,416	3,659,980	19,922,898	4,264,842

$13.57	$13.60	$9.49	$16.86	$23.16

$7,904,719	$141,206,978	$29,045,835	$171,336,913	$105,330,996

580,127	10,343,144	3,071,379	10,154,087	4,579,437

$13.63	$13.65	$9.46	$16.87	$23.00

$24,625,144	$272,523,608	$65,906,849	$535,280,030	$218,492,200

1,817,750	20,148,312	6,980,094	31,984,758	9,728,601

$13.55	$13.53	$9.44	$16.74	$22.46

$14.38	$14.36	$10.02	$17.76	$23.83

$166,051	$1,245,153	$114,497	$4,940,470	$730,679

12,204	92,572	12,309	297,896	33,514

$13.61	$13.45	$9.30	$16.58	$21.80

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Assets:
Investments, at value (Note 2) (a)	$128,228,651	$1,141,073,674
Short-term investments, at value (Note 2) (b)	875,991	10,777,265

Total investments (c)	129,104,642	1,151,850,939

Foreign currency, at value (d)	-	4,162
Receivables from:
Investments sold	534,518	189,907
Investment adviser	7,677	9,435
Fund shares sold	112,223	439,003
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	53,380	426,954
Foreign taxes withheld	-	14,858

Total assets	129,812,440	1,152,935,258

Liabilities:
Payables for:
Investments purchased	975,369	4,069,134
Fund shares repurchased	100,507	6,072,340
Securities on loan (Note 2)	1,307,140	-
Trustees’ fees and expenses (Note 3)	18,594	225,537
Affiliates (Note 3):
Investment management fees	70,553	618,056
Administration fees	23,549	186,385
Service fees	14,535	113,766
Distribution fees	100	570
Due to custodian	748	-
Accrued expense and other liabilities	38,720	69,020

Total liabilities	2,549,815	11,354,808

Net assets	$127,262,625	$1,141,580,450

Net assets consist of:
Paid-in capital	$96,513,081	$725,005,082
Undistributed (accumulated) net investment income (loss)	-	(219,354)
Distributions in excess of net investment income	(17,906)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,202,340	(1,752,188)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	29,565,110	418,546,910

Net assets	$127,262,625	$1,141,580,450

(a) Cost of investments:	$98,663,541	$722,528,877
(b) Cost of short-term investments:	$875,991	$10,777,265
(c) Securities on loan with market value of:	$1,278,204	$-
(d) Cost of foreign currency:	$-	$4,246

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$844,832,488	$158,837,576	$149,644,579	$533,807,252	$137,186,157
11,971,316	2,956,295	5,067,632	11,215,009	3,641,223

856,803,804	161,793,871	154,712,211	545,022,261	140,827,380

-	-	-	-	-

-	1,110,557	76,914	578,220	-
109,023	5,802	-	35,589	8,726
539,705	158,762	37,843	100,540	219,493
-	-	-	-	9,168
420,424	245,087	156,552	864,408	124,273
-	-	-	-	-

857,872,956	163,314,079	154,983,520	546,601,018	141,189,040

-	1,004,947	194,553	167,929	-
2,626,080	83,937	193,385	489,823	146,333
7,193,709	-	-	26,839,989	7,398,860
122,858	34,372	28,121	139,558	6,421

521,925	97,359	100,095	378,133	11,234
227,142	15,233	9,493	107,746	17,409
101,535	3,839	4,522	36,938	4,990
19	60	-	118	-
-	-	-	-	-
44,994	35,010	32,095	41,196	33,524

10,838,262	1,274,757	562,264	28,201,430	7,618,771

$847,034,694	$162,039,322	$154,421,256	$518,399,588	$133,570,269

$537,973,502	$148,270,204	$124,650,313	$361,242,033	$110,147,172
(118,560)	115,734	-	-	-
-	-	(6,476)	(398,738)	(5,711)
6,046,824	(13,305,260)	(18,143,706)	934,379	390,063
303,132,928	26,958,644	47,921,125	156,621,914	23,038,745

$847,034,694	$162,039,322	$154,421,256	$518,399,588	$133,570,269

$541,699,560	$131,878,932	$101,723,454	$377,185,338	$114,271,048
$11,971,316	$2,956,295	$5,067,632	$11,215,009	$3,641,223
$7,047,586	$-	$-	$26,127,927	$7,223,852
$-	$-	$-	$-	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Class Z shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class S shares:
Net assets	$86,287,657	$526,553,033

Shares outstanding (a)	10,327,727	31,084,610

Net asset value, offering price and redemption price per share	$8.35	$16.94

Class Y shares:
Net assets	$6,015,271	$188,791,815

Shares outstanding (a)	728,929	11,202,711

Net asset value, offering price and redemption price per share	$8.25	$16.85

Class L shares:
Net assets	$10,925,213	$242,816,368

Shares outstanding (a)	1,344,287	14,528,785

Net asset value, offering price and redemption price per share	$8.13	$16.71

Class A shares:
Net assets	$23,866,786	$182,452,459

Shares outstanding (a)	3,023,629	11,210,996

Net asset value and redemption price per share	$7.89	$16.27

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$8.37	$17.26

Class N shares:
Net assets	$167,698	$966,775

Shares outstanding (a)	21,962	61,649

Net asset value, offering price and redemption price per share	$7.64	$15.68

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$141,921,543	$67,094,668	$-	$126,064,357	$93,318,840

12,418,804	4,570,839	-	7,699,462	7,482,466

$11.43	$14.68	$-	$16.37	$12.47

$-	$-	$-	$-	$5,893,377

-	-	-	-	472,916

$-	$-	$-	$-	$12.46

$340,442,762	$81,922,551	$138,272,273	$252,704,290	$3,205,706

29,888,038	5,569,541	9,264,022	15,394,937	257,894

$11.39	$14.71	$14.93	$16.41	$12.43

$85,741,114	$2,574,008	$5,263,694	$44,234,154	$12,453,278

7,643,870	174,962	352,552	2,703,146	1,001,855

$11.22	$14.71	$14.93	$16.36	$12.43

$110,470,819	$4,260,485	$4,359,373	$36,198,069	$9,738,141

10,058,255	287,736	292,670	2,233,493	784,312

$10.98	$14.81	$14.90	$16.21	$12.42

$168,429,780	$6,092,241	$6,525,916	$59,004,352	$8,960,927

15,945,989	414,615	438,746	3,706,741	720,829

$10.56	$14.69	$14.87	$15.92	$12.43

$11.20	$15.59	$15.78	$16.89	$13.19

$28,676	$95,369	$-	$194,366	$-

2,841	6,513	-	12,643	-

$10.09	$14.64	$-	$15.37	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Assets:
Investments, at value (Note 2) (a)	$136,256,538	$1,875,078,038
Short-term investments, at value (Note 2) (b)	1,881,661	54,403,715

Total investments (c)	138,138,199	1,929,481,753

Cash	874	-
Foreign currency, at value (d)	-	2,122
Receivables from:
Investments sold	-	515,037
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser	22,015	159,315
Fund shares sold	134,763	762,731
Variation margin on open derivative instruments (Note 2)	7,468	-
Interest and dividends	177,007	701,403
Foreign taxes withheld	-	-

Total assets	138,480,326	1,931,622,361

Liabilities:
Payables for:
Investments purchased	-	2,924,710
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	119,890	4,292,697
Securities on loan (Note 2)	13,876,893	68,275,048
Trustees’ fees and expenses (Note 3)	5,695	376,052
Affiliates (Note 3):
Investment management fees	11,322	1,194,866
Administration fees	15,267	431,333
Service fees	2,977	205,651
Distribution fees	-	1,269
Due to custodian	-	-
Accrued expense and other liabilities	43,524	70,388

Total liabilities	14,075,568	77,772,014

Net assets	$124,404,758	$1,853,850,347

Net assets consist of:
Paid-in capital	$97,192,770	$1,206,759,083
Undistributed (accumulated) net investment income (loss)	-	(2,314,919)
Distributions in excess of net investment income	(18,438)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	2,278,046	23,653,929
Net unrealized appreciation (depreciation) on investments and foreign currency translations	24,952,380	625,752,254

Net assets	$124,404,758	$1,853,850,347

(a) Cost of investments:	$111,370,769	$1,249,325,645
(b) Cost of short-term investments:	$1,881,661	$54,403,715
(c) Securities on loan with market value of:	$13,461,135	$66,752,420
(d) Cost of foreign currency:	$-	$2,119

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$1,083,554,113	$67,539,119	$163,186,893	$209,464,585	$656,699,925
14,619,776	1,952,713	3,961,147	1,747,687	10,338,788

1,098,173,889	69,491,832	167,148,040	211,212,272	667,038,713

-	-	-	-	-
4	-	158,087	1,019,766	631,585

3,488,175	229,187	-	18,983	508,289
-	-	746,164	3,316	629,811
59,936	-	9,007	25,056	169,305
751,957	19,813	37,117	177,473	287,019
-	-	-	310,999	-
446,245	45,763	164,982	197,598	419,301
-	-	60,614	74,147	1,355,242

1,102,920,206	69,786,595	168,324,011	213,039,610	671,039,265

4,577,225	181,823	47,904	24,305	456,485
-	-	859,062	2,069	1,103,292
775,755	63,073	110,093	236,457	6,598,659
92,776,764	6,406,197	3,469,748	8,066,283	28,962,207
188,228	22,322	37,934	8,823	179,151

702,095	45,570	124,337	17,314	546,149
161,583	11,098	7,099	12,833	138,595
44,240	6,147	501	1,701	39,202
340	-	7	-	443
-	-	-	133,366	147
56,955	33,271	48,010	67,881	102,853

99,283,185	6,769,501	4,704,695	8,571,032	38,127,183

$1,003,637,021	$63,017,094	$163,619,316	$204,468,578	$632,912,082

$742,138,346	$55,565,443	$219,329,772	$163,019,967	$586,318,348
(178,599)	(51,740)	-	-	10,133,810
-	-	(1,217,298)	(784,827)	-
18,383,173	1,237,361	(83,745,015)	(228,074)	(104,116,234)
243,294,101	6,266,030	29,251,857	42,461,512	140,576,158

$1,003,637,021	$63,017,094	$163,619,316	$204,468,578	$632,912,082

$840,260,013	$61,273,089	$133,837,747	$167,141,021	$515,883,701
$14,619,776	$1,952,713	$3,961,147	$1,747,687	$10,338,788
$90,449,810	$6,243,599	$3,308,391	$7,658,525	$27,582,009
$4	$-	$158,587	$1,024,175	$630,870

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Class Z shares:
Net assets	$91,466,247	$298,869,004

Shares outstanding (a)	6,927,082	16,224,242

Net asset value, offering price and redemption price per share	$13.20	$18.42

Class I shares:
Net assets	$13,078,034	$-

Shares outstanding (a)	991,679	-

Net asset value, offering price and redemption price per share	$13.19	$-

Class S shares:
Net assets	$997,227	$569,237,901

Shares outstanding (a)	75,777	31,009,838

Net asset value, offering price and redemption price per share	$13.16	$18.36

Class Y shares:
Net assets	$7,562,022	$267,615,218

Shares outstanding (a)	573,582	14,782,851

Net asset value, offering price and redemption price per share	$13.18	$18.10

Class L shares:
Net assets	$5,754,495	$382,576,395

Shares outstanding (a)	437,901	21,722,977

Net asset value, offering price and redemption price per share	$13.14	$17.61

Class A shares:
Net assets	$5,546,733	$333,489,420

Shares outstanding (a)	421,832	19,805,498

Net asset value and redemption price per share	$13.15	$16.84

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$13.95	$17.87

Class N shares:
Net assets	$-	$2,062,409

Shares outstanding (a)	-	128,471

Net asset value, offering price and redemption price per share	$-	$16.05

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$237,248,827	$-	$-	$183,955,501	$270,927,464

12,476,303	-	-	13,621,243	29,922,124

$19.02	$-	$-	$13.51	$9.05

$-	$-	$-	$10,414,324	$-

-	-	-	771,618	-

$-	$-	$-	$13.50	$-

$574,358,599	$45,043,946	$162,745,946	$387,037	$191,059,950

30,326,357	3,587,696	21,073,855	28,693	21,093,689

$18.94	$12.56	$7.72	$13.49	$9.06

$77,163,380	$2,965,123	$97,276	$4,450,318	$83,579,756

4,186,499	237,696	12,296	329,886	9,275,854

$18.43	$12.47	$7.91	$13.49	$9.01

$42,628,417	$5,419,471	$12,441	$1,990,370	$26,361,828

2,385,097	444,163	1,552	147,886	2,899,019

$17.87	$12.20	$8.02	$13.46	$9.09

$71,666,638	$9,588,554	$763,653	$3,271,028	$60,251,433

4,225,695	816,592	99,083	242,748	6,779,174

$16.96	$11.74	$7.71	$13.47	$8.89

$17.99	$12.46	$8.18	$14.29	$9.43

$571,160	$-	$-	$-	$731,651

35,599	-	-	-	83,502

$16.04	$-	$-	$-	$8.76

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2013

	MassMutual Select PIMCO Total Return Fund	MassMutual Select Strategic Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$11,911
Interest	41,741,531	5,927,026
Securities lending net income	-	-

Total investment income	41,741,531	5,938,937

Expenses (Note 3):
Investment management fees	6,429,105	919,854
Custody fees	336,238	79,073
Interest expense	2,341	-
Audit fees	90,688	46,569
Legal fees	10,767	1,196
Proxy fees	1,028	1,028
Shareholder reporting fees	46,488	6,266
Trustees’ fees	151,880	13,405

	7,068,535	1,067,391
Administration fees:
Class Z	86,444	-
Class I	-	-
Class S	296,378	39,660
Class Y	1,302,792	35,209
Class L	372,724	48,051
Class A	1,390,158	81,126
Class N	106,619	3,140
Distribution fees:
Class N	121,158	2,617
Service fees:
Class A	1,579,725	81,126
Class N	121,158	2,617

Total expenses	12,445,691	1,360,937
Expenses waived (Note 3):
Class Z fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class N fees reimbursed by adviser	-	-
Class Z administrative fees waived	-	-
Class L administrative fees waived	-	-
Class A administrative fees waived	-	-
Class N administrative fees waived	-	-
Class Z management fees waived	-	-
Class I management fees waived	-	-
Class S management fees waived	-	-
Class Y management fees waived	-	-
Class L management fees waived	-	-
Class A management fees waived	-	-
Class N management fees waived	-	-

Net expenses	12,445,691	1,360,937

Net investment income (loss)	29,295,840	4,578,000

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	(1,335,850)	(4,528,271)
Futures contracts	(521,631)	654,728
Written options	1,485,906	167,448
Forward sale commitments	587,747	-
Swap agreements	1,853,070	22,603
Foreign currency transactions	4,851,811	96,646

Net realized gain (loss)	6,921,053	(3,586,846)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(79,769,493)	(3,834,567)
Futures contracts	(4,997,100)	9,657
Written options	(165,390)	(476)
Forward sale commitments	29,532	-
Swap agreements	12,248,858	(47,836)
Translation of assets and liabilities in foreign currencies	(1,208,996)	70,556

Net change in unrealized appreciation (depreciation)	(73,862,589)	(3,802,666)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(66,941,536)	(7,389,512)

Net increase (decrease) in net assets resulting from operations	$(37,645,696)	$(2,811,512)

(a) Net of withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund	MassMutual Select Fundamental Value Fund	MassMutual Select Large Cap Value Fund	MM S&P 500 Index Fund	MassMutual Select Focused Value Fund

$7,572,676	$34,310,224	$14,392,217	$57,671,356	$10,720,669
601	1,460	149,552	10,305	5,718
-	-	289,243	-	-

7,573,277	34,311,684	14,831,012	57,681,661	10,726,387

1,773,525	9,204,965	3,135,970	2,720,712	5,652,639
38,410	114,312	63,235	214,149	58,309
-	-	-	-	-
33,335	34,170	33,906	36,881	34,155
2,203	9,245	3,259	17,498	5,116
1,028	1,028	1,028	1,028	2,023
6,661	25,403	13,641	51,332	15,120
28,114	114,832	38,185	220,020	64,754

1,883,276	9,503,955	3,289,224	3,261,620	5,832,116

-	167,410	-	136,237	102,585
-	-	-	1,262,932	-
176,084	1,452,825	297,147	2,005,844	569,902
30,594	617,740	53,181	1,141,449	229,234
18,813	569,538	94,818	1,250,468	392,272
80,727	1,526,550	228,877	2,194,167	834,513
554	5,653	414	23,590	2,924

376	2,756	276	11,381	1,509

65,462	824,449	176,385	1,171,837	480,267
376	2,756	276	11,381	1,509

2,256,262	14,673,632	4,140,598	12,470,906	8,446,831

-	-	-	(86,144)	-
-	-	-	(283,243)	-
-	-	-	(2,745)	-
-	-	-	(25,299)	-
-	-	-	(261,897)	-
-	-	-	(360,029)	-
-	-	-	(3,506)	-
-	(359,067)	-	(118,529)	(146,512)
-	-	-	(466,099)	-
-	(798,953)	(70,412)	(286,718)	(309,011)
-	(296,485)	(6,106)	(150,315)	(80,645)
-	(184,612)	(5,842)	(129,637)	(90,301)
-	(493,525)	(14,109)	(234,522)	(192,150)
-	(1,656)	(22)	(2,278)	(604)

2,256,262	12,539,334	4,044,107	10,059,945	7,627,608

5,317,015	21,772,350	10,786,905	47,621,716	3,098,779

36,677,940	138,877,988	32,173,209	32,590,366	94,880,062
-	-	-	15,964,294	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	(5,822)	(1,995)	-	-

36,677,940	138,872,166	32,171,214	48,554,660	94,880,062

60,748,366	228,957,195	87,813,744	669,337,614	161,686,464
-	-	-	1,977,941	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	7,598	3,250	-	-

60,748,366	228,964,793	87,816,994	671,315,555	161,686,464

97,426,306	367,836,959	119,988,208	719,870,215	256,566,526

$102,743,321	$389,609,309	$130,775,113	$767,491,931	$259,665,305

$18,992	$305,776	$198,920	$11,898	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2013

	MassMutual Select Fundamental Growth Fund	MassMutual Select Blue Chip Growth Fund
Investment income (Note 2):
Dividends (a)	$1,854,342	$8,232,781
Interest	121	670
Securities lending net income	23,957	-

Total investment income	1,878,420	8,233,451

Expenses (Note 3):
Investment management fees	763,112	6,746,393
Custody fees	49,580	101,907
Audit fees	34,396	34,365
Legal fees	850	7,319
Proxy fees	1,028	1,029
Shareholder reporting fees	5,033	40,413
Trustees’ fees	9,362	85,240

	863,361	7,016,666
Administration fees:
Class Z	-	-
Class I	-	-
Class S	132,237	558,224
Class Y	10,273	312,710
Class L	36,736	1,062,435
Class A	72,288	565,382
Class N	1,080	3,166
Distribution fees:
Class N	670	2,021
Service fees:
Class A	51,210	400,381
Class N	670	2,021

Total expenses	1,168,525	9,923,006
Expenses waived (Note 3):
Class Z fees reimbursed by adviser	-	-
Class I fees reimbursed by adviser	-	-
Class S fees reimbursed by adviser	-	(106,287)
Class Y fees reimbursed by adviser	-	(73,381)
Class L fees reimbursed by adviser	-	(122,805)
Class A fees reimbursed by adviser	-	(118,575)
Class N fees reimbursed by adviser	-	(347)
Class Z administrative fees waived	-	-
Class S administrative fees waived	(73,060)	-
Class Y administrative fees waived	(1,519)	-
Class L administrative fees waived	(3,123)	-
Class A administrative fees waived	(6,145)	-
Class N administrative fees waived	(80)	-
Class Z management fees waived	-	-
Class S management fees waived	-	-
Class Y management fees waived	-	-
Class L management fees waived	-	-
Class A management fees waived	-	-
Class N management fees waived	-	-

Net expenses	1,084,598	9,501,611

Net investment income (loss)	793,822	(1,268,160)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	7,677,376	173,884,428
Futures contracts	-	-
Foreign currency transactions	-	(6,826)

Net realized gain (loss)	7,677,376	173,877,602

Net change in unrealized appreciation (depreciation) on:
Investment transactions	24,376,114	196,336,876
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	-	323

Net change in unrealized appreciation (depreciation)	24,376,114	196,337,199

Net realized gain (loss) and change in unrealized appreciation (depreciation)	32,053,490	370,214,801

Net increase (decrease) in net assets resulting from operations	$32,847,312	$368,946,641

(a) Net of withholding tax of:	$4,607	$8,155

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund	MassMutual Select Mid-Cap Value Fund	MassMutual Select Small Cap Value Equity Fund	MassMutual Select Small Company Value Fund	MM S&P Mid Cap Index Fund

$4,946,213	$3,222,469	$1,908,694	$8,996,342	$1,757,385
1,174	850	403	1,430	22,532
60,964	-	-	371,282	59,309

5,008,351	3,223,319	1,909,097	9,369,054	1,839,226

5,095,860	1,081,280	1,061,067	4,357,312	127,085
59,667	37,788	16,806	55,964	53,720
34,001	33,556	33,532	33,315	29,314
4,532	1,023	906	3,355	2,260
1,028	1,028	1,028	1,028	1,028
14,326	6,250	5,612	11,070	4,793
55,456	12,264	11,124	40,847	9,714

5,264,870	1,173,189	1,130,075	4,502,891	227,914

95,351	57,055	-	59,520	54,260
-	-	-	-	4,516
746,987	85,028	63,617	616,963	2,654
230,401	4,740	7,330	118,680	28,682
476,440	14,836	9,383	155,273	15,004
675,390	19,947	18,685	392,768	21,468
151	379	-	838	-

69	226	-	428	-

341,520	13,539	15,571	223,519	11,927
69	226	-	428	-

7,831,248	1,369,165	1,244,661	6,071,308	366,425

-	-	-	-	(42,468)
-	-	-	-	(1,213)
-	(6,139)	-	-	(373)
-	(198)	-	-	(2,873)
-	(318)	-	-	(1,148)
-	(470)	-	-	(1,919)
-	(7)	-	-	-
-	(34,374)	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
-	-	-	-	-
(151,542)	(33,291)	-	(79,515)	-
(458,227)	(27,138)	-	(198,097)	-
(100,425)	(813)	-	(32,862)	-
(144,578)	(1,691)	-	(28,271)	-
(205,013)	(1,986)	-	(71,218)	-
(42)	(35)	-	(137)	-

6,771,421	1,262,705	1,244,661	5,661,208	316,431

(1,763,070)	1,960,614	664,436	3,707,846	1,522,795

67,533,431	29,835,497	19,288,376	55,878,915	17,401,870
-	-	-	-	957,236
-	-	-	453	-

67,533,431	29,835,497	19,288,376	55,879,368	18,359,106

164,778,909	13,135,173	27,496,813	83,426,838	15,058,869
-	-	-	-	87,298
-	-	-	-	-

164,778,909	13,135,173	27,496,813	83,426,838	15,146,167

232,312,340	42,970,670	46,785,189	139,306,206	33,505,273

$230,549,270	$44,931,284	$47,449,625	$143,014,052	$35,028,068

$64,872	$8,704	$-	$6,204	$-

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2013

	MM Russell 2000 Small Cap Index Fund	MassMutual Select Mid Cap Growth Equity II Fund
Investment income (Note 2):
Dividends (a)	$1,504,495	$9,863,391
Interest	49,147	11,439
Securities lending net income	277,447	914,602

Total investment income	1,831,089	10,789,432

Expenses (Note 3):
Investment management fees	114,499	12,844,737
Custody fees	113,105	153,018
Audit fees	29,303	35,083
Legal fees	2,199	10,802
Proxy fees	1,028	1,028
Shareholder reporting fees	5,064	28,561
Trustees’ fees	8,495	136,232

	273,693	13,209,461
Administration fees:
Class Z	48,820	146,136
Class I	8,227	-
Class S	5,152	943,934
Class Y	18,542	683,807
Class L	11,257	1,504,865
Class A	13,384	1,490,770
Class N	-	10,076
Distribution fees:
Class N	-	5,310
Service fees:
Class A	7,435	878,163
Class N	-	5,310

Total expenses	386,510	18,877,832
Expenses waived (Note 3):
Class Z fees reimbursed by adviser	(96,268)	-
Class I fees reimbursed by adviser	(5,655)	-
Class S fees reimbursed by adviser	(1,644)	-
Class Y fees reimbursed by adviser	(4,671)	-
Class L fees reimbursed by adviser	(2,139)	-
Class A fees reimbursed by adviser	(3,017)	-
Class Z management fees waived	-	(243,809)
Class S management fees waived	-	(512,037)
Class Y management fees waived	-	(249,340)
Class L management fees waived	-	(354,623)
Class A management fees waived	-	(350,698)
Class N management fees waived	-	(2,124)

Net expenses	273,116	17,165,201

Net investment income (loss)	1,557,973	(6,375,769)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	15,771,737	217,634,425
Futures contracts	1,359,529	-
Foreign currency transactions	115	3,844

Net realized gain (loss)	17,131,381	217,638,269

Net change in unrealized appreciation (depreciation) on:
Investment transactions	18,306,712	311,745,180
Futures contracts	(1,046)	-
Translation of assets and liabilities in foreign currencies	(2)	(139)

Net change in unrealized appreciation (depreciation)	18,305,664	311,745,041

Net realized gain (loss) and change in unrealized appreciation (depreciation)	35,437,045	529,383,310

Net increase (decrease) in net assets resulting from operations	$36,995,018	$523,007,541

(a) Net of withholding tax of:	$1,075	$77,634

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund	MassMutual Select Small Company Growth Fund	MassMutual Select Diversified International Fund	MM MSCI EAFE International Index Fund	MassMutual Select Overseas Fund

$4,586,798	$346,317	$4,699,250	$5,352,614	$14,810,797
2,090	130	300	539	9,704
1,069,303	70,014	165,546	150,706	466,946

5,658,191	416,461	4,865,096	5,503,859	15,287,447

7,354,468	525,744	1,400,788	177,810	5,925,478
143,969	59,820	111,966	256,547	407,061
36,309	32,862	42,492	29,956	42,918
5,925	406	1,024	3,180	3,984
1,028	1,028	1,028	1,028	1,028
17,920	3,454	5,846	5,246	11,498
70,272	4,902	12,318	13,343	46,445

7,629,891	628,216	1,575,462	487,110	6,438,412

134,921	-	-	83,058	181,271
-	-	-	8,370	-
866,559	71,332	77,371	771	604,395
214,402	5,173	127	12,377	329,920
229,471	16,838	41	3,982	103,128
303,834	33,104	2,407	9,176	263,717
2,547	448	-	-	3,272

1,255	281	-	-	1,622

166,029	23,707	2,006	5,098	145,123
1,255	281	-	-	1,622

9,550,164	779,380	1,657,414	609,942	8,072,482

-	-	-	(156,066)	-
-	-	-	(5,242)	-
-	-	(111,774)	(242)	-
-	-	(61)	(2,907)	-
-	-	(20)	(680)	-
-	-	(1,134)	(1,916)	-
(134,995)	-	-	-	(802,407)
(362,138)	-	-	-	(529,091)
(48,815)	-	-	-	(253,040)
(35,051)	-	-	-	(70,347)
(46,471)	-	-	-	(180,001)
(352)	-	-	-	(2,012)

8,922,342	779,380	1,544,425	442,889	6,235,584

(3,264,151)	(362,919)	3,320,671	5,060,970	9,051,863

171,849,036	19,710,660	11,165,391	5,776,065	37,096,812
-	-	486,812	312,942	182,427
1,885	-	(420,266)	(39,654)	2,485,147

171,850,921	19,710,660	11,231,937	6,049,353	39,764,386

177,353,126	(1,296,959)	16,067,247	23,962,904	72,898,980
-	-	(59,266)	84,825	(42,292)
(57)	-	(514,485)	15,053	(1,767,420)

177,353,069	(1,296,959)	15,493,496	24,062,782	71,089,268

349,203,990	18,413,701	26,725,433	30,112,135	110,853,654

$345,939,839	$18,050,782	$30,046,104	$35,173,105	$119,905,517

$24,014	$732	$447,476	$380,283	$1,326,846

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select PIMCO Total Return Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$29,295,840	$40,833,507
Net realized gain (loss) on investment transactions	6,921,053	54,651,215
Net change in unrealized appreciation (depreciation) on investments	(73,862,589)	74,815,717

Net increase (decrease) in net assets resulting from operations	(37,645,696)	170,300,439

Distributions to shareholders (Note 2):
From net investment income:
Class Z	(10,853,398)	(16,027,867)
Class S	(4,192,712)	(5,674,734)
Class Y	(7,789,783)	(15,769,227)
Class L	(2,374,538)	(3,239,108)
Class A	(9,009,340)	(23,655,073)
Class N	(909,220)	(1,273,751)

Total distributions from net investment income	(35,128,991)	(65,639,760)

From net realized gains:
Class Z	(618,492)	(776,209)
Class S	(270,131)	(284,033)
Class Y	(670,726)	(818,099)
Class L	(153,786)	(170,265)
Class A	(778,904)	(1,298,662)
Class N	(75,312)	(73,647)

Total distributions from net realized gains	(2,567,351)	(3,420,915)

Net fund share transactions (Note 5):
Class Z	(24,699)	15,598,679
Class S	13,797,857	84,080,863
Class Y	(108,921,707)	(424,598)
Class L	11,763,175	29,216,526
Class A	(278,191,242)	22,403,164
Class N	6,339,486	18,877,974

Increase (decrease) in net assets from fund share transactions	(355,237,130)	169,752,608

Total increase (decrease) in net assets	(430,579,168)	270,992,372
Net assets
Beginning of year	2,001,907,332	1,730,914,960

End of year	$1,571,328,164	$2,001,907,332

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,751,145	$-

Distributions in excess of net investment income included in net assets at end of year	$-	$(4,245,683)

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund		MassMutual Select Diversified Value Fund		MassMutual Select Fundamental Value Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$4,578,000	$5,038,313	$5,317,015	$5,673,560	$21,772,350	$24,274,369
(3,586,846)	2,374,707	36,677,940	13,597,808	138,872,166	50,205,005
(3,802,666)	5,456,318	60,748,366	29,453,141	228,964,793	114,533,025

(2,811,512)	12,869,338	102,743,321	48,724,509	389,609,309	189,012,399

-	-	-	-	(4,728,149)	(6,608,158)
(2,942,463)	(2,710,337)	(3,756,500)	(5,686,142)	(8,530,208)	(14,240,372)
(1,334,194)	(819,920)	(228,948)	(417,541)	(3,243,148)	(4,587,261)
(428,199)	(1,025,610)	(43,729)	(160,779)	(2,003,807)	(3,313,139)
(948,955)	(1,064,311)	(188,916)	(458,474)	(2,837,644)	(8,356,882)
(27,214)	(29,706)	(678)	(1,900)	(12,069)	(13,802)

(5,681,025)	(5,649,884)	(4,218,771)	(6,724,836)	(21,355,025)	(37,119,614)

-	-	-	-	(18,924,793)	-
-	-	-	-	(38,605,313)	-
-	-	-	-	(14,930,058)	-
-	-	-	-	(9,947,720)	-
-	-	-	-	(20,071,127)	-
-	-	-	-	(89,828)	-

-	-	-	-	(102,568,839)	-

-	-	-	-	21,510,522	(5,883,742)
3,840,436	3,753,494	719,855	146,741	(42,845,314)	24,669,013
14,440,415	(3,165,937)	(2,021,035)	(9,127,005)	13,987,520	(15,499,204)
(16,515,043)	3,599,648	(1,796,007)	(3,532,005)	4,365,111	1,726,087
(8,485,204)	(4,891,113)	(7,169,455)	(4,069,581)	(130,324,483)	10,196,670
(103,307)	105,005	(7,119)	(152,542)	184,696	(1,227,055)

(6,822,703)	(598,903)	(10,273,761)	(16,734,392)	(133,121,948)	13,981,769

(15,315,240)	6,620,551	88,250,789	25,265,281	132,563,497	165,874,554

178,476,412	171,855,861	296,197,663	270,932,382	1,298,687,187	1,132,812,633

$163,161,172	$178,476,412	$384,448,452	$296,197,663	$1,431,250,684	$1,298,687,187

$119,765	$-	$1,026,935	$-	$474,087	$-

$-	$(2,908)	$-	$(67,031)	$-	$(47,632)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Large Cap Value Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$10,786,905	$7,411,169
Net realized gain (loss) on investment transactions	32,171,214	147,923,726
Net change in unrealized appreciation (depreciation) on investments	87,816,994	(101,293,831)

Net increase (decrease) in net assets resulting from operations	130,775,113	54,041,064

Distributions to shareholders (Note 2):
From net investment income:
Class Z	-	-
Class I	-	-
Class S	(8,127,166)	(5,172,215)
Class Y	(800,391)	(378,181)
Class L	(607,057)	(518,437)
Class A	(1,286,166)	(620,343)
Class N	(1,952)	(607)

Total distributions from net investment income	(10,822,732)	(6,689,783)

From net realized gains:
Class Z	-	-
Class I	-	-
Class S	(16,923,630)	(98,946,643)
Class Y	(1,713,567)	(8,242,904)
Class L	(1,408,897)	(12,188,393)
Class A	(3,399,189)	(20,446,560)
Class N	(5,858)	(34,459)

Total distributions from net realized gains	(23,451,141)	(139,858,959)

Net fund share transactions (Note 5):
Class Z	-	-
Class I	-	-
Class S	(68,922,358)	98,236,432
Class Y	2,995,160	(37,095,646)
Class L	(19,193,901)	459,745
Class A	(17,847,322)	(24,105,425)
Class N	(24,613)	(312,112)

Increase (decrease) in net assets from fund share transactions	(102,993,034)	37,182,994

Total increase (decrease) in net assets	(6,491,794)	(55,324,684)
Net assets
Beginning of year	474,130,366	529,455,050

End of year	$467,638,572	$474,130,366

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$12,481

Distributions in excess of net investment income included in net assets at end of year	$(146,613)	$-

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund		MassMutual Select Focused Value Fund		MassMutual Select Fundamental Growth Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$47,621,716	$43,983,759	$3,098,779	$4,921,041	$793,822	$648,418
48,554,660	19,768,195	94,880,062	58,859,705	7,677,376	8,738,902
671,315,555	260,969,930	161,686,464	59,255,627	24,376,114	(626,877)

767,491,931	324,721,884	259,665,305	123,036,373	32,847,312	8,760,443

(8,662,330)	(2,321,958)	(937,144)	(1,155,367)	-	-
(18,759,574)	(19,055,127)	-	-	-	-
(10,271,553)	(10,636,777)	(1,425,109)	(2,305,203)	(733,137)	(536,385)
(5,763,249)	(5,592,667)	(388,316)	(420,961)	(46,968)	(23,180)
(2,463,233)	(5,839,922)	(274,181)	(477,908)	(69,916)	(50,208)
(8,243,039)	(7,443,264)	(116,198)	(584,552)	(121,638)	(27,774)
(61,113)	(62,915)	-	-	(6)	-

(54,224,091)	(50,952,630)	(3,140,948)	(4,943,991)	(971,665)	(637,547)

(2,855,187)	-	(16,136,475)	(9,119,890)	-	-
(6,569,940)	-	-	-	-	-
(4,028,065)	-	(31,538,935)	(21,202,859)	(3,093,048)	(40,942)
(2,267,020)	-	(9,594,288)	(4,346,344)	(217,504)	(2,176)
(1,132,337)	-	(10,400,894)	(5,924,302)	(403,404)	(5,824)
(3,598,454)	-	(22,335,248)	(12,481,446)	(932,780)	(9,793)
(33,208)	-	(75,530)	(36,630)	(6,308)	(146)

(20,484,211)	-	(90,081,370)	(53,111,471)	(4,653,044)	(58,881)

276,838,853	37,487,062	15,500,446	25,441,109	-	-
(61,773,256)	(2,933,633)	-	-	-	-
(50,684,224)	19,483,288	(15,877,189)	7,490,203	(6,588,103)	48,612,489
(8,760,324)	(14,935,313)	24,641,833	(8,891,650)	944,221	1,717,055
(176,564,824)	31,426,009	13,618,107	6,337,698	(1,911,423)	2,569,030
31,882,317	8,059,070	20,072,527	2,657,993	2,429,087	(893,439)
(36,082)	60,172	142,475	(1,044,865)	(139,778)	(124,532)

10,902,460	78,646,655	58,098,199	31,990,488	(5,265,996)	51,880,603

703,686,089	352,415,909	224,541,186	96,971,399	21,956,607	59,944,618

2,393,092,147	2,040,676,238	682,392,547	585,421,148	105,306,018	45,361,400

$3,096,778,236	$2,393,092,147	$906,933,733	$682,392,547	$127,262,625	$105,306,018

$251,351	$564,509	$-	$-	$-	$-

$-	$-	$(183,073)	$(161,378)	$(17,906)	$(908)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Blue Chip Growth Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,268,160)	$1,713,615
Net realized gain (loss) on investment transactions	173,877,602	15,987,116
Net change in unrealized appreciation (depreciation) on investments	196,337,199	113,844,327

Net increase (decrease) in net assets resulting from operations	368,946,641	131,545,058

Distributions to shareholders (Note 2):
From net investment income:
Class Z	-	-
Class S	(139,220)	(1,016,603)
Class Y	(48,537)	(237,195)
Class L	(63,178)	(144,653)
Class A	(52,239)	-
Class N	(262)	-

Total distributions from net investment income	(303,436)	(1,398,451)

From net realized gains:
Class Z	-	-
Class S	(31,182,076)	-
Class Y	(11,266,661)	-
Class L	(14,412,971)	-
Class A	(11,656,100)	-
Class N	(61,642)	-

Total distributions from net realized gains	(68,579,450)	-

Net fund share transactions (Note 5):
Class Z	-	-
Class S	(7,574,535)	84,895,520
Class Y	18,210,462	22,124,697
Class L	(162,669,073)	31,294,485
Class A	(1,608,450)	48,284,360
Class N	24,019	640,093

Increase (decrease) in net assets from fund share transactions	(153,617,577)	187,239,155

Total increase (decrease) in net assets	146,446,178	317,385,762
Net assets
Beginning of year	995,134,272	677,748,510

End of year	$1,141,580,450	$995,134,272

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(219,354)	$150,359

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund		MassMutual Select Mid-Cap Value Fund		MassMutual Select Small Cap Value Equity Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$(1,763,070)	$57,066	$1,960,614	$2,093,491	$664,436	$1,093,974
67,533,431	17,154,998	29,835,497	10,489,884	19,288,376	9,145,252
164,778,909	57,019,524	13,135,173	9,908,194	27,496,813	10,906,940

230,549,270	74,231,588	44,931,284	22,491,569	47,449,625	21,146,166

(68,924)	-	(801,273)	(1,254,330)	-	-
-	-	(930,260)	(824,409)	(617,830)	(1,012,546)
-	-	(26,694)	(24,970)	(18,436)	(25,312)
-	-	(37,582)	(44,738)	(8,740)	(16,072)
-	-	(43,205)	(45,198)	(2,362)	(20,157)
-	-	(367)	(635)	-	-

(68,924)	-	(1,839,381)	(2,194,280)	(647,368)	(1,074,087)

(9,601,133)	-	-	-	-	-
(23,305,578)	-	-	-	-	-
(5,832,846)	-	-	-	-	-
(7,844,028)	-	-	-	-	-
(12,468,979)	-	-	-	-	-
(2,227)	-	-	-	-	-

(59,054,791)	-	-	-	-	-

41,096,630	74,186,932	(29,471,820)	74,670,421	-	-
(3,364,446)	(11,878,139)	6,642,920	(92,032,568)	(19,734,652)	5,341,346
24,458,552	9,047,286	299,798	(76,272)	549,201	(452,872)
1,307,736	50,780,947	(389,487)	(1,368,004)	808,784	14,623
34,068,760	40,078,109	256,904	(662,708)	(695,982)	(344,741)
(2,409)	(861)	(5,677)	2,475	(130)	(20,851)

97,564,823	162,214,274	(22,667,362)	(19,466,656)	(19,072,779)	4,537,505

268,990,378	236,445,862	20,424,541	830,633	27,729,478	24,609,584

578,044,316	341,598,454	141,614,781	140,784,148	126,691,778	102,082,194

$847,034,694	$578,044,316	$162,039,322	$141,614,781	$154,421,256	$126,691,778

$(118,560)	$(27,319)	$115,734	$18,437	$(6,476)	$1,709

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Company Value Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,707,846	$4,253,720
Net realized gain (loss) on investment transactions	55,879,368	22,030,725
Net change in unrealized appreciation (depreciation) on investments	83,426,838	39,904,476

Net increase (decrease) in net assets resulting from operations	143,014,052	66,188,921

Distributions to shareholders (Note 2):
From net investment income:
Class Z	(984,235)	(1,063,293)
Class I	-	-
Class S	(1,481,186)	(2,748,643)
Class Y	(248,901)	(361,647)
Class L	(145,244)	(392,638)
Class A	(7,914)	(781,563)
Class N	(25)	-

Total distributions from net investment income	(2,867,505)	(5,347,784)

From net realized gains:
Class Z	(13,394,555)	(2,495,910)
Class I	-	-
Class S	(27,585,579)	(7,351,721)
Class Y	(4,799,012)	(1,089,269)
Class L	(3,931,672)	(1,240,739)
Class A	(6,768,459)	(3,284,087)
Class N	(22,296)	(4,881)

Total distributions from net realized gains	(56,501,573)	(15,466,607)

Net fund share transactions (Note 5):
Class Z	38,003,742	22,562,670
Class I	-	-
Class S	(17,965,603)	(18,515,249)
Class Y	4,447,510	(24,016,451)
Class L	(6,196,559)	(2,866,862)
Class A	(60,292,902)	(9,157,654)
Class N	25,888	(542,083)

Increase (decrease) in net assets from fund share transactions	(41,977,924)	(32,535,629)

Total increase (decrease) in net assets	41,667,050	12,838,901
Net assets
Beginning of year	476,732,538	463,893,637

End of year	$518,399,588	$476,732,538

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(398,738)	$(1,543,723)

+	Fund commenced operations on July 26, 2012.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund		MM Russell 2000 Small Cap Index Fund		MassMutual Select Mid Cap Growth Equity II Fund
Year Ended December 31, 2013	Period Ended December 31, 2012+	Year Ended December 31, 2013	Period Ended December 31, 2012+	Year Ended December 31, 2013	Year Ended December 31, 2012

$1,522,795	$661,693	$1,557,973	$1,021,229	$(6,375,769)	$(3,005,185)
18,359,106	649,961	17,131,381	796,929	217,638,269	133,464,037
15,146,167	7,892,578	18,305,664	6,646,716	311,745,041	74,903,661

35,028,068	9,204,232	36,995,018	8,464,874	523,007,541	205,362,513

(1,111,018)	(650,268)	(1,167,233)	(914,662)	-	(350,467)
(69,525)	(791)	(161,990)	(1,132)	-	-
(36,989)	(1,560)	(141,125)	(1,249)	-	(219,632)
(128,154)	(5,923)	(79,492)	(1,179)	-	-
(106,647)	(963)	(63,201)	(1,560)	-	-
(77,925)	(534)	(49,579)	(877)	-	-
-	-	-	-	-	-

(1,530,258)	(660,039)	(1,662,620)	(920,659)	-	(570,099)

(12,564,310)	(631,163)	(10,508,939)	(408,974)	(28,897,423)	(16,002,852)
(797,108)	(813)	(1,445,297)	(526)	-	-
(423,641)	(1,631)	(1,230,387)	(611)	(56,638,118)	(37,047,456)
(1,688,043)	(6,100)	(840,154)	(600)	(27,213,847)	(16,920,942)
(1,305,982)	(1,189)	(628,857)	(815)	(38,826,831)	(27,443,165)
(1,198,176)	(813)	(599,003)	(526)	(35,690,405)	(30,066,085)
-	-	-	-	(231,834)	(174,480)

(17,977,260)	(641,709)	(15,252,637)	(412,052)	(187,498,458)	(127,654,980)

(10,642,114)	79,440,579	(14,979,124)	79,598,149	67,571,733	26,071,392
5,927,066	101,754	12,824,201	101,807	-	-
3,185,935	213,638	1,369,793	118,939	12,695,641	(10,328,467)
11,698,842	782,367	6,972,326	117,000	12,324,924	13,948,324
10,213,589	153,312	5,631,519	162,231	(6,772,437)	(25,750,229)
8,970,770	101,497	5,174,442	101,551	(86,410,537)	1,833,842
-	-	-	-	(308,902)	(170,519)

29,354,088	80,793,147	16,993,157	80,199,677	(899,578)	5,604,343

44,874,638	88,695,631	37,072,918	87,331,840	334,609,505	82,741,777

88,695,631	-	87,331,840	-	1,519,240,842	1,436,499,065

$133,570,269	$88,695,631	$124,404,758	$87,331,840	$1,853,850,347	$1,519,240,842

$-	$1,720	$-	$100,676	$(2,314,919)	$-

$(5,711)	$-	$(18,438)	$-	$-	$(5,947,377)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Small Cap Growth Equity Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(3,264,151)	$(2,342,104)
Net realized gain (loss) on investment transactions	171,850,921	55,858,021
Net change in unrealized appreciation (depreciation) on investments	177,353,069	42,704,966

Net increase (decrease) in net assets resulting from operations	345,939,839	96,220,883

Distributions to shareholders (Note 2):
From net investment income:
Class Z	-	-
Class I	-	-
Class S	-	-
Class Y	-	-
Class L	-	-
Class A	-	-

Total distributions from net investment income	-	-

From net realized gains:
Class Z	(34,384,646)	(7,744,622)
Class I	-	-
Class S	(84,174,946)	(25,943,940)
Class Y	(11,953,451)	(3,383,837)
Class L	(6,568,617)	(3,019,731)
Class A	(11,526,813)	(3,778,165)
Class N	(95,810)	(30,326)

Total distributions from net realized gains	(148,704,283)	(43,900,621)

Tax return of capital:
Class S	-	-
Class Y	-	-
Class L	-	-
Class A	-	-

Total tax return of capital	-	-

Net fund share transactions (Note 5):
Class Z	60,983,496	7,761,720
Class I	-	-
Class S	2,852,842	(4,621,507)
Class Y	3,927,087	(10,937,537)
Class L	(20,085,927)	(3,499,306)
Class A	(2,907,076)	(14,809,829)
Class N	(1,018)	37,329

Increase (decrease) in net assets from fund share transactions	44,769,404	(26,069,130)

Total increase (decrease) in net assets	242,004,960	26,251,132
Net assets
Beginning of year	761,632,061	735,380,929

End of year	$1,003,637,021	$761,632,061

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(178,599)	$(158,224)

Distributions in excess of net investment income included in net assets at end of year	$-	$-

+	Fund commenced operations on July 25, 2012.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund		MassMutual Select Diversified International Fund		MM MSCI EAFE International Index Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Period Ended December 31, 2012+

$(362,919)	$(200,392)	$3,320,671	$4,060,590	$5,060,970	$1,117,127
19,710,660	5,489,627	11,231,937	(9,472,193)	6,049,353	428,214
(1,296,959)	2,101,488	15,493,496	28,458,720	24,062,782	18,398,730

18,050,782	7,390,723	30,046,104	23,047,117	35,173,105	19,944,071

-	-	-	-	(5,098,099)	(1,472,093)
-	-	-	-	(283,749)	(1,347)
-	-	(3,634,226)	(4,392,023)	(10,080)	(1,480)
-	-	(2,050)	(2,025)	(111,880)	(1,220)
-	-	(247)	-	(49,898)	(1,344)
-	-	(13,673)	(17,661)	(77,008)	(1,079)

-	-	(3,650,196)	(4,411,709)	(5,630,714)	(1,478,563)

-	-	-	-	(5,805,642)	(116,055)
-	-	-	-	(324,715)	(110)
(6,616,967)	-	-	-	(12,064)	(127)
(443,586)	-	-	-	(139,068)	(110)
(814,425)	-	-	-	(59,594)	(131)
(1,551,181)	-	-	-	(101,626)	(110)
-	-	-	-	-	-

(9,426,159)	-	-	-	(6,442,709)	(116,643)

-	-	(5,700)	-	-	-
-	-	(3)	-	-	-
-	-	(1)	-	-	-
-	-	(21)	-	-	-

-	-	(5,725)	-	-	-

-	-	-	-	34,534,552	109,274,972
-	-	-	-	9,737,638	101,557
(3,187,873)	(3,075,245)	(14,559,160)	11,747,277	221,959	118,630
496,676	(455,165)	8,196	11,538	3,966,903	101,332
(1,351,414)	486,767	(7,680)	(2,308,253)	1,796,962	112,687
(28,433)	(1,731,262)	(64,282)	(274,346)	2,951,550	101,289
(180,354)	(105,362)	-	(58,616)	-	-

(4,251,398)	(4,880,267)	(14,622,926)	9,117,600	53,209,564	109,810,467

4,373,225	2,510,456	11,767,257	27,753,008	76,309,246	128,159,332

58,643,869	56,133,413	151,852,059	124,099,051	128,159,332	-

$63,017,094	$58,643,869	$163,619,316	$151,852,059	$204,468,578	$128,159,332

$(51,740)	$(32,972)	$-	$-	$-	$-

$-	$-	$(1,217,298)	$(605,550)	$(784,827)	$(282,876)

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Select Overseas Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,051,863	$10,633,625
Net realized gain (loss) on investment transactions	39,764,386	1,745,238
Net change in unrealized appreciation (depreciation) on investments	71,089,268	98,041,747

Net increase (decrease) in net assets resulting from operations	119,905,517	110,420,610

Distributions to shareholders (Note 2):
From net investment income:
Class Z	(6,192,954)	(4,927,715)
Class S	(3,987,151)	(1,791,221)
Class Y	(1,868,875)	(820,526)
Class L	(419,289)	(121,522)
Class A	(1,207,893)	(531,248)
Class N	(14,208)	(3,469)

Total distributions from net investment income	(13,690,370)	(8,195,701)

Net fund share transactions (Note 5):
Class Z	(31,086,209)	(35,976,240)
Class S	4,861,281	31,944,098
Class Y	2,906,914	(22,404,310)
Class L	(5,300,218)	(4,698,302)
Class A	(4,505,143)	2,365,018
Class N	69,871	246,011

Increase (decrease) in net assets from fund share transactions	(33,053,504)	(28,523,725)

Total increase (decrease) in net assets	73,161,643	73,701,184
Net assets
Beginning of year	559,750,439	486,049,255

End of year	$632,912,082	$559,750,439

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$10,133,810	$9,501,718

The accompanying notes are an integral part of the financial statements.

MassMutual Select PIMCO Total Return Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[o]		Interest expense to average daily net assets[p]	Ratio of expenses to average daily net assets[n]	Net investment income (loss) to average daily net assets[n]
Class Z
12/31/13	$10.55	$0.20	$(0.35)	$(0.15)	$(0.26)	$(0.02)	$(0.28)	$10.12	(1.43%	)	$420,872	0.40%		0.00%[e]	0.40%	1.87%
12/31/12	9.98	0.26	0.71	0.97	(0.38)	(0.02)	(0.40)	10.55	9.74%		440,229	0.41%		0.00%[e]	0.41%	2.43%
12/31/11	10.09	0.33	(0.09)	0.24	(0.35)	-	(0.35)	9.98	2.41%		402,361	0.40%		N/A	N/A	3.26%
12/31/10[g]	10.00	0.16	0.15	0.31	(0.14)	(0.08)	(0.22)	10.09	3.13%	[b]	3,658	0.42%	[a]	N/A	N/A	3.15%	[a]
Class S
12/31/13	$10.54	$0.18	$(0.35)	$(0.17)	$(0.25)	$(0.02)	$(0.27)	$10.10	(1.68%	)	$175,117	0.55%		0.00%[e]	0.55%	1.72%
12/31/12	9.97	0.24	0.72	0.96	(0.37)	(0.02)	(0.39)	10.54	9.62%		169,086	0.56%		0.00%[e]	0.56%	2.26%
12/31/11	10.07	0.31	(0.07)	0.24	(0.34)	-	(0.34)	9.97	2.37%		79,275	0.55%		N/A	N/A	3.02%
12/31/10[g]	10.00	0.14	0.14	0.28	(0.13)	(0.08)	(0.21)	10.07	2.88%	[b]	29,273	0.57%	[a]	N/A	N/A	2.77%	[a]
Class Y
12/31/13	$10.56	$0.17	$(0.35)	$(0.18)	$(0.23)	$(0.02)	$(0.25)	$10.13	(1.78%	)	$355,678	0.67%		0.00%[e]	0.67%	1.60%
12/31/12	9.99	0.23	0.71	0.94	(0.35)	(0.02)	(0.37)	10.56	9.43%		481,613	0.68%		0.00%[e]	0.68%	2.15%
12/31/11	10.09	0.30	(0.08)	0.22	(0.32)	-	(0.32)	9.99	2.21%		454,979	0.67%		N/A	N/A	2.89%
12/31/10[g]	10.00	0.13	0.16	0.29	(0.12)	(0.08)	(0.20)	10.09	2.98%	[b]	516,171	0.69%	[a]	N/A	N/A	2.51%	[a]
Class L
12/31/13	$10.51	$0.16	$(0.35)	$(0.19)	$(0.23)	$(0.02)	$(0.25)	$10.07	(1.86%	)	$107,501	0.75%		0.00%[e]	0.75%	1.52%
12/31/12	9.95	0.22	0.71	0.93	(0.35)	(0.02)	(0.37)	10.51	9.35%		99,987	0.76%		0.00%[e]	0.76%	2.06%
12/31/11	10.07	0.29	(0.08)	0.21	(0.33)	-	(0.33)	9.95	2.13%		66,880	0.75%		N/A	N/A	2.87%
12/31/10[g]	10.00	0.13	0.15	0.28	(0.13)	(0.08)	(0.21)	10.07	2.81%	[b]	27,909	0.77%	[a]	N/A	N/A	2.57%	[a]
Class A
12/31/13	$10.56	$0.15	$(0.35)	$(0.20)	$(0.20)	$(0.02)	$(0.22)	$10.14	(1.94%	)	$463,236	0.85%		0.00%[e]	0.85%	1.41%
12/31/12	9.99	0.21	0.71	0.92	(0.33)	(0.02)	(0.35)	10.56	9.25%		766,346	0.86%		0.00%[e]	0.86%	1.98%
12/31/11	10.09	0.28	(0.08)	0.20	(0.30)	-	(0.30)	9.99	2.03%		703,315	0.85%		N/A	N/A	2.71%
12/31/10[g]	10.00	0.12	0.16	0.28	(0.11)	(0.08)	(0.19)	10.09	2.89%	[b]	708,198	0.87%	[a]	N/A	N/A	2.34%	[a]
Class N
12/31/13	$10.52	$0.12	$(0.35)	$(0.23)	$(0.19)	$(0.02)	$(0.21)	$10.08	(2.21%	)	$48,925	1.10%		0.00%[e]	1.10%	1.17%
12/31/12	9.97	0.18	0.71	0.89	(0.32)	(0.02)	(0.34)	10.52	9.02%		44,647	1.11%		0.00%[e]	1.11%	1.71%
12/31/11	10.08	0.26	(0.07)	0.19	(0.30)	-	(0.30)	9.97	1.77%		24,105	1.10%		N/A	N/A	2.50%
12/31/10[g]	10.00	0.11	0.15	0.26	(0.10)	(0.08)	(0.18)	10.08	2.70%	[b]	9,825	1.12%	[a]	N/A	N/A	2.12%	[a]

	Year ended December 31
	2013	2012	2011	2010
Portfolio turnover rate for all share classes	460%[u]	501%[u]	442%	299%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
g	For the period July 6, 2010 (commencement of operations) through December 31, 2010.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Includes interest expense.
o	Excludes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.
u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 479% and 509% as of December 31, 2013 and December 31, 2012, respectively.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Strategic Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.34	$0.29	$(0.45)	$(0.16)	$(0.36)	$(0.36)	$9.82	(1.51%	)	$82,091	0.69%	2.87%
12/31/12	9.91	0.31	0.47	0.78	(0.35)	(0.35)	10.34	7.86%		82,408	0.68%	3.02%
12/31/11	9.60	0.31	0.33	0.64	(0.33)	(0.33)	9.91	6.61%		75,607	0.66%	3.14%
12/31/10	9.18	0.40	0.55	0.95	(0.53)	(0.53)	9.60	10.51%		48,222	0.66%	4.10%
12/31/09	8.40	0.50	1.09	1.59	(0.81)	(0.81)	9.18	18.95%		49,528	0.66%	5.54%
Class Y
12/31/13	$10.35	$0.29	$(0.45)	$(0.16)	$(0.36)	$(0.36)	$9.83	(1.55%	)	$37,806	0.74%	2.85%
12/31/12	9.92	0.31	0.46	0.77	(0.34)	(0.34)	10.35	7.79%		25,412	0.73%	2.96%
12/31/11	9.61	0.31	0.33	0.64	(0.33)	(0.33)	9.92	6.54%		27,303	0.71%	3.08%
12/31/10	9.18	0.40	0.54	0.94	(0.51)	(0.51)	9.61	10.46%		28,610	0.71%	4.12%
12/31/09	8.40	0.49	1.10	1.59	(0.81)	(0.81)	9.18	18.90%		56,838	0.71%	5.41%
Class L
12/31/13	$10.32	$0.27	$(0.45)	$(0.18)	$(0.33)	$(0.33)	$9.81	(1.73%	)	$14,613	0.89%	2.59%
12/31/12	9.90	0.29	0.46	0.75	(0.33)	(0.33)	10.32	7.57%		31,753	0.88%	2.81%
12/31/11	9.58	0.29	0.33	0.62	(0.30)	(0.30)	9.90	6.43%		26,987	0.86%	2.90%
12/31/10	9.16	0.38	0.55	0.93	(0.51)	(0.51)	9.58	10.34%		41,764	0.86%	3.88%
12/31/09	8.39	0.47	1.10	1.57	(0.80)	(0.80)	9.16	18.70%		36,382	0.86%	5.06%
Class A
12/31/13	$10.31	$0.24	$(0.43)	$(0.19)	$(0.32)	$(0.32)	$9.80	(1.89%	)	$27,677	1.14%	2.40%
12/31/12	9.89	0.26	0.46	0.72	(0.30)	(0.30)	10.31	7.27%		37,774	1.13%	2.57%
12/31/11	9.56	0.26	0.34	0.60	(0.27)	(0.27)	9.89	6.23%		40,971	1.11%	2.68%
12/31/10	9.14	0.36	0.54	0.90	(0.48)	(0.48)	9.56	10.00%		54,043	1.11%	3.68%
12/31/09	8.37	0.45	1.09	1.54	(0.77)	(0.77)	9.14	18.39%		62,233	1.11%	5.02%
Class N
12/31/13	$10.26	$0.21	$(0.44)	$(0.23)	$(0.28)	$(0.28)	$9.75	(2.22%	)	$974	1.44%	2.11%
12/31/12	9.85	0.23	0.46	0.69	(0.28)	(0.28)	10.26	7.00%		1,130	1.43%	2.26%
12/31/11	9.55	0.23	0.33	0.56	(0.26)	(0.26)	9.85	5.80%		988	1.41%	2.37%
12/31/10	9.14	0.32	0.55	0.87	(0.46)	(0.46)	9.55	9.70%		963	1.41%	3.33%
12/31/09	8.37	0.42	1.09	1.51	(0.74)	(0.74)	9.14	17.95%		820	1.41%	4.70%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	352%	417%	669%	267%	66%

c	Per share amount calculated on the average shares method.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.21	$0.19	$3.32	$3.51	$(0.16)	$(0.16)	$13.56	34.40%	$329,972	0.59%	1.55%
12/31/12	8.87	0.19	1.39	1.58	(0.24)	(0.24)	10.21	17.79%	245,589	0.59%	1.98%
12/31/11	8.92	0.16	(0.05)	0.11	(0.16)	(0.16)	8.87	1.37%	212,076	0.59%	1.79%
12/31/10	8.08	0.15	0.86	1.01	(0.17)	(0.17)	8.92	12.56%	186,639	0.60%	1.86%
12/31/09	6.85	0.15	1.23	1.38	(0.15)	(0.15)	8.08	20.10%	200,237	0.60%	2.20%
Class Y
12/31/13	$10.22	$0.17	$3.32	$3.49	$(0.14)	$(0.14)	$13.57	34.24%	$21,780	0.69%	1.44%
12/31/12	8.87	0.18	1.39	1.57	(0.22)	(0.22)	10.22	17.74%	18,431	0.69%	1.84%
12/31/11	8.92	0.15	(0.05)	0.10	(0.15)	(0.15)	8.87	1.25%	23,925	0.69%	1.69%
12/31/10	8.08	0.15	0.85	1.00	(0.16)	(0.16)	8.92	12.45%	33,138	0.70%	1.78%
12/31/09	6.85	0.15	1.21	1.36	(0.13)	(0.13)	8.08	19.92%	31,928	0.70%	2.26%
Class L
12/31/13	$10.25	$0.16	$3.33	$3.49	$(0.11)	$(0.11)	$13.63	34.13%	$7,905	0.80%	1.33%
12/31/12	8.90	0.17	1.39	1.56	(0.21)	(0.21)	10.25	17.53%	7,642	0.80%	1.74%
12/31/11	8.92	0.14	(0.04)	0.10	(0.12)	(0.12)	8.90	1.17%	9,809	0.80%	1.52%
12/31/10	8.08	0.13	0.86	0.99	(0.15)	(0.15)	8.92	12.35%	40,298	0.81%	1.63%
12/31/09	6.85	0.14	1.22	1.36	(0.13)	(0.13)	8.08	19.85%	42,209	0.81%	2.06%
Class A
12/31/13	$10.20	$0.13	$3.31	$3.44	$(0.09)	$(0.09)	$13.55	33.78%	$24,625	1.09%	1.05%
12/31/12	8.86	0.14	1.39	1.53	(0.19)	(0.19)	10.20	17.23%	24,405	1.09%	1.48%
12/31/11	8.90	0.11	(0.04)	0.07	(0.11)	(0.11)	8.86	0.83%	24,863	1.09%	1.26%
12/31/10	8.06	0.11	0.85	0.96	(0.12)	(0.12)	8.90	11.96%	32,870	1.10%	1.34%
12/31/09	6.83	0.12	1.22	1.34	(0.11)	(0.11)	8.06	19.57%	45,592	1.10%	1.73%
Class N
12/31/13	$10.25	$0.09	$3.33	$3.42	$(0.06)	$(0.06)	$13.61	33.35%	$166	1.40%	0.73%
12/31/12	8.90	0.11	1.39	1.50	(0.15)	(0.15)	10.25	16.88%	131	1.40%	1.12%
12/31/11	8.94	0.09	(0.04)	0.05	(0.09)	(0.09)	8.90	0.63%	259	1.40%	0.98%
12/31/10	8.08	0.08	0.85	0.93	(0.07)	(0.07)	8.94	11.63%	255	1.41%	0.93%
12/31/09	6.85	0.10	1.21	1.31	(0.08)	(0.08)	8.08	19.07%	556	1.41%	1.41%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	44%	38%	36%	130%	68%

c	Per share amount calculated on the average shares method.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
12/31/13	$11.36	$0.24	$3.32	$3.56	$(0.26)	$(1.06)	$(1.32)	$13.60	31.85%		$267,342	0.74%		0.59%		1.82%
12/31/12	10.04	0.24	1.44	1.68	(0.36)	-	(0.36)	11.36	16.75%		204,268	0.74%		0.59%		2.21%
12/31/11	10.48	0.20	(0.43)	(0.23)	(0.21)	-	(0.21)	10.04	(2.06%	)	184,034	0.75%		0.60%		2.00%
12/31/10[g]	9.82	0.03	0.63	0.66	-	-	-	10.48	6.72%	[b]	107	0.75%	[a]	0.65%	[a]	1.98%	[a]
Class S
12/31/13	$11.39	$0.22	$3.32	$3.54	$(0.23)	$(1.06)	$(1.29)	$13.64	31.57%		$541,839	0.94%		0.79%		1.63%
12/31/12	10.07	0.22	1.44	1.66	(0.34)	-	(0.34)	11.39	16.49%		486,471	0.94%		0.79%		2.00%
12/31/11	10.49	0.17	(0.42)	(0.25)	(0.17)	-	(0.17)	10.07	(2.29%	)	407,353	0.94%		0.80%		1.62%
12/31/10	9.35	0.13	1.14	1.27	(0.13)	-	(0.13)	10.49	13.91%		500,716	0.81%		0.80%		1.35%
12/31/09	7.53	0.13	1.69	1.82	(0.00)[d]	-	(0.00)[d]	9.35	24.17%		446,975	0.80%		N/A		1.68%
Class Y
12/31/13	$11.36	$0.21	$3.32	$3.53	$(0.23)	$(1.06)	$(1.29)	$13.60	31.52%		$207,094	0.98%		0.83%		1.58%
12/31/12	10.05	0.22	1.42	1.64	(0.33)	-	(0.33)	11.36	16.35%		158,864	0.98%		0.83%		1.96%
12/31/11	10.46	0.17	(0.41)	(0.24)	(0.17)	-	(0.17)	10.05	(2.20%	)	154,312	0.98%		0.84%		1.60%
12/31/10	9.33	0.12	1.14	1.26	(0.13)	-	(0.13)	10.46	13.81%		133,797	0.85%		0.84%		1.30%
12/31/09	7.52	0.13	1.68	1.81	(0.00)[d]	-	(0.00)[d]	9.33	24.07%		129,536	0.84%		N/A		1.63%
Class L
12/31/13	$11.40	$0.19	$3.33	$3.52	$(0.21)	$(1.06)	$(1.27)	$13.65	31.35%		$141,207	1.13%		0.98%		1.42%
12/31/12	10.09	0.20	1.43	1.63	(0.32)	-	(0.32)	11.40	16.16%		115,576	1.13%		0.98%		1.81%
12/31/11	10.45	0.15	(0.41)	(0.26)	(0.10)	-	(0.10)	10.09	(2.39%	)	100,173	1.13%		0.98%		1.41%
12/31/10	9.31	0.11	1.14	1.25	(0.11)	-	(0.11)	10.45	13.71%		162,055	1.00%		0.99%		1.15%
12/31/09	7.52	0.12	1.67	1.79	(0.00)[d]	-	(0.00)[d]	9.31	23.81%		168,790	0.99%		N/A		1.50%
Class A
12/31/13	$11.28	$0.15	$3.31	$3.46	$(0.15)	$(1.06)	$(1.21)	$13.53	31.10%		$272,524	1.38%		1.23%		1.18%
12/31/12	9.99	0.17	1.41	1.58	(0.29)	-	(0.29)	11.28	15.85%		332,630	1.38%		1.23%		1.56%
12/31/11	10.36	0.12	(0.40)	(0.28)	(0.09)	-	(0.09)	9.99	(2.65%	)	284,989	1.38%		1.24%		1.19%
12/31/10	9.24	0.09	1.13	1.22	(0.10)	-	(0.10)	10.36	13.46%		293,195	1.25%		1.24%		0.91%
12/31/09	7.48	0.10	1.66	1.76	(0.00)[d]	-	(0.00)[d]	9.24	23.53%		241,206	1.24%		N/A		1.24%
Class N
12/31/13	$11.25	$0.11	$3.29	$3.40	$(0.14)	$(1.06)	$(1.20)	$13.45	30.66%		$1,245	1.68%		1.53%		0.88%
12/31/12	9.90	0.14	1.40	1.54	(0.19)	-	(0.19)	11.25	15.55%		878	1.68%		1.53%		1.29%
12/31/11	10.25	0.09	(0.40)	(0.31)	(0.04)	-	(0.04)	9.90	(2.95%	)	1,951	1.68%		1.54%		0.89%
12/31/10	9.13	0.06	1.11	1.17	(0.05)	-	(0.05)	10.25	12.97%		2,051	1.55%		1.54%		0.60%
12/31/09	7.41	0.07	1.65	1.72	(0.00)[d]	-	(0.00)[d]	9.13	23.21%		2,403	1.54%		N/A		0.95%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	18%	22%	14%	30%	47%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
12/31/13	$7.82	$0.21	$2.21	$2.42	$(0.25)	$(0.51)	$(0.76)	$9.48	31.24%		$337,852	0.77%	0.75%		2.33%
12/31/12	10.08	0.18	0.96	1.14	(0.17)	(3.23)	(3.40)	7.82	11.22%		336,198	0.77%	0.77%	[k]	1.67%
12/31/11	10.60	0.10	(0.54)	(0.44)	(0.08)	-	(0.08)	10.08	(4.15%	)	309,422	0.77%	N/A		1.00%
12/31/10	9.50	0.09	1.15	1.24	(0.14)	-	(0.14)	10.60	13.08%		377,131	0.77%	N/A		0.91%
12/31/09	7.29	0.07	2.22	2.29	(0.08)	-	(0.08)	9.50	31.48%		365,567	0.78%	N/A		0.92%
Class Y
12/31/13	$7.83	$0.20	$2.21	$2.41	$(0.24)	$(0.51)	$(0.75)	$9.49	31.11%		$34,719	0.86%	0.84%		2.23%
12/31/12	10.07	0.15	0.99	1.14	(0.15)	(3.23)	(3.38)	7.83	11.22%		26,190	0.86%	0.86%	[k]	1.38%
12/31/11	10.60	0.10	(0.56)	(0.46)	(0.07)	-	(0.07)	10.07	(4.34%	)	65,751	0.86%	N/A		0.91%
12/31/10	9.50	0.08	1.15	1.23	(0.13)	-	(0.13)	10.60	12.98%		81,805	0.86%	N/A		0.82%
12/31/09	7.29	0.06	2.23	2.29	(0.08)	-	(0.08)	9.50	31.39%		82,157	0.87%	N/A		0.82%
Class L
12/31/13	$7.80	$0.19	$2.20	$2.39	$(0.22)	$(0.51)	$(0.73)	$9.46	30.99%		$29,046	1.01%	0.99%		2.08%
12/31/12	10.06	0.14	0.97	1.11	(0.14)	(3.23)	(3.37)	7.80	10.93%		41,924	1.01%	1.01%	[k]	1.34%
12/31/11	10.57	0.08	(0.54)	(0.46)	(0.05)	-	(0.05)	10.06	(4.37%	)	48,977	1.01%	N/A		0.77%
12/31/10	9.47	0.06	1.15	1.21	(0.11)	-	(0.11)	10.57	12.81%		78,893	1.01%	N/A		0.65%
12/31/09	7.27	0.05	2.21	2.26	(0.06)	-	(0.06)	9.47	31.12%		110,367	1.02%	N/A		0.70%
Class A
12/31/13	$7.79	$0.17	$2.18	$2.35	$(0.19)	$(0.51)	$(0.70)	$9.44	30.53%		$65,907	1.26%	1.24%		1.84%
12/31/12	10.03	0.11	0.98	1.09	(0.10)	(3.23)	(3.33)	7.79	10.77%		69,701	1.26%	1.26%	[k]	1.05%
12/31/11	10.54	0.05	(0.55)	(0.50)	(0.01)	-	(0.01)	10.03	(4.70%	)	104,872	1.26%	N/A		0.51%
12/31/10	9.45	0.04	1.14	1.18	(0.09)	-	(0.09)	10.54	12.48%		155,189	1.26%	N/A		0.42%
12/31/09	7.25	0.04	2.19	2.23	(0.03)	-	(0.03)	9.45	30.82%		172,363	1.27%	N/A		0.46%
Class N
12/31/13	$7.68	$0.14	$2.16	$2.30	$(0.17)	$(0.51)	$(0.68)	$9.30	30.27%		$114	1.56%	1.54%		1.54%
12/31/12	9.93	0.07	0.97	1.04	(0.06)	(3.23)	(3.29)	7.68	10.32%		117	1.56%	1.56%	[k]	0.70%
12/31/11	10.44	0.02	(0.53)	(0.51)	-	-	-	9.93	(4.89%	)	434	1.55%	N/A		0.22%
12/31/10	9.36	0.01	1.13	1.14	(0.06)	-	(0.06)	10.44	12.20%		735	1.56%	N/A		0.12%
12/31/09	7.20	0.01	2.18	2.19	(0.03)	-	(0.03)	9.36	30.36%		926	1.57%	N/A		0.10%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	34%	107%	10%	10%	12%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM S&P 500 Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
12/31/13	$13.20	$0.32	$3.93	$4.25	$(0.35)	$(0.11)	$(0.46)	$16.99	32.34%		$436,004	0.18%		0.08%		2.01%
12/31/12	11.66	0.29	1.57	1.86	(0.32)	-	(0.32)	13.20	15.96%		103,732	0.18%		0.08%		2.23%
12/31/11[i]	11.85	0.01	(0.02)	(0.01)	(0.18)	-	(0.18)	11.66	0.00%	[b,e]	57,185	0.17%	[a]	0.06%	[a]	1.80%	[a]
Class I
12/31/13	$13.23	$0.29	$3.94	$4.23	$(0.33)	$(0.11)	$(0.44)	$17.02	32.11%		$1,003,965	0.25%		0.20%		1.88%
12/31/12	11.69	0.27	1.57	1.84	(0.30)	-	(0.30)	13.23	15.77%		833,287	0.26%		0.21%		2.07%
12/31/11[p]	11.70	0.22	(0.01)	0.21	(0.22)	-	(0.22)	11.69	1.84%		737,960	0.21%		0.21%	[k]	1.85%
12/31/10	10.36	0.20	1.33	1.53	(0.19)	-	(0.19)	11.70	14.93%		693,596	0.21%		N/A		1.84%
12/31/09	8.32	0.19	2.00	2.19	(0.15)	-	(0.15)	10.36	26.31%		528,989	0.22%		N/A		2.10%
Class S
12/31/13	$13.25	$0.25	$3.95	$4.20	$(0.29)	$(0.11)	$(0.40)	$17.05	31.86%		$609,354	0.47%		0.42%		1.66%
12/31/12	11.71	0.24	1.58	1.82	(0.28)	-	(0.28)	13.25	15.51%		516,727	0.47%		0.42%		1.86%
12/31/11	11.71	0.19	(0.00)[d]	0.19	(0.19)	-	(0.19)	11.71	1.69%		437,378	0.42%		0.42%	[k]	1.62%
12/31/10	10.38	0.17	1.33	1.50	(0.17)	-	(0.17)	11.71	14.57%		470,762	0.43%		N/A		1.62%
12/31/09	8.33	0.17	2.01	2.18	(0.13)	-	(0.13)	10.38	26.16%		425,981	0.43%		N/A		1.88%
Class Y
12/31/13	$13.11	$0.25	$3.90	$4.15	$(0.29)	$(0.11)	$(0.40)	$16.86	31.81%		$335,898	0.50%		0.45%		1.63%
12/31/12	11.58	0.23	1.57	1.80	(0.27)	-	(0.27)	13.11	15.56%		269,106	0.50%		0.45%		1.82%
12/31/11	11.59	0.19	(0.02)	0.17	(0.18)	-	(0.18)	11.58	1.55%		251,190	0.45%		0.45%	[k]	1.58%
12/31/10	10.27	0.17	1.31	1.48	(0.16)	-	(0.16)	11.59	14.56%		298,754	0.46%		N/A		1.58%
12/31/09	8.25	0.16	1.99	2.15	(0.13)	-	(0.13)	10.27	26.03%		307,391	0.46%		N/A		1.85%
Class L
12/31/13	$13.09	$0.24	$3.90	$4.14	$(0.25)	$(0.11)	$(0.36)	$16.87	31.76%		$171,337	0.60%		0.45%		1.60%
12/31/12	11.57	0.24	1.56	1.80	(0.28)	-	(0.28)	13.09	15.57%		277,997	0.65%		0.40%		1.89%
12/31/11	11.58	0.19	(0.01)	0.18	(0.19)	-	(0.19)	11.57	1.66%		217,548	0.60%		0.40%		1.65%
12/31/10	10.26	0.17	1.33	1.50	(0.18)	-	(0.18)	11.58	14.69%		203,160	0.61%		0.41%		1.65%
12/31/09	8.23	0.17	1.98	2.15	(0.12)	-	(0.12)	10.26	26.09%		156,894	0.61%		0.41%		1.92%
Class A
12/31/13	$13.02	$0.22	$3.87	$4.09	$(0.26)	$(0.11)	$(0.37)	$16.74	31.57%		$535,280	0.84%		0.65%		1.43%
12/31/12	11.51	0.21	1.55	1.76	(0.25)	-	(0.25)	13.02	15.28%		388,374	0.90%		0.65%		1.63%
12/31/11	11.52	0.16	(0.00)[d]	0.16	(0.17)	-	(0.17)	11.51	1.42%		336,032	0.85%		0.65%		1.40%
12/31/10	10.22	0.15	1.30	1.45	(0.15)	-	(0.15)	11.52	14.29%		302,470	0.86%		0.66%		1.39%
12/31/09	8.21	0.14	1.98	2.12	(0.11)	-	(0.11)	10.22	25.83%		241,090	0.86%		0.66%		1.65%
Class N
12/31/13	$12.90	$0.17	$3.83	$4.00	$(0.21)	$(0.11)	$(0.32)	$16.58	31.14%		$4,940	1.14%		0.95%		1.13%
12/31/12	11.41	0.17	1.53	1.70	(0.21)	-	(0.21)	12.90	14.91%		3,869	1.20%		0.95%		1.33%
12/31/11	11.42	0.13	(0.01)	0.12	(0.13)	-	(0.13)	11.41	1.13%		3,385	1.15%		0.95%		1.10%
12/31/10	10.13	0.11	1.29	1.40	(0.11)	-	(0.11)	11.42	13.94%		2,982	1.16%		0.96%		1.09%
12/31/09	8.14	0.12	1.95	2.07	(0.08)	-	(0.08)	10.13	25.46%		3,172	1.16%		0.96%		1.35%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	10%	3%	2%	5%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class Z Shares were converted to Class I Shares on September 30, 2011.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
12/31/13	$18.86	$0.14	$6.99	$7.13	$(0.14)	$(2.51)	$(2.65)	$23.34	38.45%		$167,586	0.78%		0.68%		0.63%
12/31/12	16.98	0.20	3.38	3.58	(0.19)	(1.51)	(1.70)	18.86	21.28%		121,833	0.78%		0.68%		1.04%
12/31/11	17.64	0.17	(0.22)	(0.05)	(0.29)	(0.32)	(0.61)	16.98	(0.12%	)	86,517	0.79%		0.69%		1.01%
12/31/10[g]	16.92	0.02	0.70	0.72	-	-	-	17.64	4.26%	[b]	104	0.79%	[a]	0.69%	[a]	0.77%	[a]
Class S
12/31/13	$18.89	$0.11	$7.00	$7.11	$(0.11)	$(2.51)	$(2.62)	$23.38	38.28%		$316,010	0.90%		0.80%		0.51%
12/31/12	17.00	0.17	3.39	3.56	(0.16)	(1.51)	(1.67)	18.89	21.17%		266,390	0.90%		0.80%		0.88%
12/31/11	17.63	0.13	(0.20)	(0.07)	(0.24)	(0.32)	(0.56)	17.00	(0.23%	)	233,071	0.90%		0.80%		0.73%
12/31/10	14.59	0.10	3.05	3.15	(0.11)	-	(0.11)	17.63	21.81%		307,649	0.82%		0.80%		0.62%
12/31/09	8.94	0.10	5.55	5.65	-	-	-	14.59	63.20%		262,825	0.81%		N/A		0.89%
Class Y
12/31/13	$18.74	$0.09	$6.94	$7.03	$(0.10)	$(2.51)	$(2.61)	$23.16	38.13%		$98,784	1.00%		0.90%		0.42%
12/31/12	16.88	0.14	3.38	3.52	(0.15)	(1.51)	(1.66)	18.74	21.03%		59,000	1.00%		0.90%		0.77%
12/31/11	17.49	0.11	(0.20)	(0.09)	(0.20)	(0.32)	(0.52)	16.88	(0.35%	)	60,921	1.00%		0.90%		0.63%
12/31/10	14.47	0.08	3.04	3.12	(0.10)	-	(0.10)	17.49	21.73%		70,955	0.92%		0.90%		0.52%
12/31/09	8.87	0.09	5.51	5.60	-	-	-	14.47	63.13%		64,121	0.91%		N/A		0.78%
Class L
12/31/13	$18.62	$0.06	$6.90	$6.96	$(0.07)	$(2.51)	$(2.58)	$23.00	37.97%		$105,331	1.15%		1.05%		0.26%
12/31/12	16.79	0.12	3.34	3.46	(0.12)	(1.51)	(1.63)	18.62	20.82%		73,933	1.15%		1.05%		0.64%
12/31/11	17.32	0.08	(0.18)	(0.10)	(0.11)	(0.32)	(0.43)	16.79	(0.48%	)	60,937	1.15%		1.05%		0.46%
12/31/10	14.33	0.05	3.01	3.06	(0.07)	-	(0.07)	17.32	21.54%		91,044	1.07%		1.05%		0.36%
12/31/09	8.80	0.07	5.46	5.53	-	-	-	14.33	62.84%		98,934	1.06%		N/A		0.62%
Class A
12/31/13	$18.23	$0.00 [d]	$6.75	$6.75	$(0.01)	$(2.51)	$(2.52)	$22.46	37.66%		$218,492	1.40%		1.30%		0.01%
12/31/12	16.46	0.07	3.28	3.35	(0.07)	(1.51)	(1.58)	18.23	20.55%		160,758	1.40%		1.30%		0.37%
12/31/11	16.99	0.04	(0.19)	(0.15)	(0.06)	(0.32)	(0.38)	16.46	(0.79%	)	142,551	1.40%		1.30%		0.23%
12/31/10	14.06	0.02	2.96	2.98	(0.05)	-	(0.05)	16.99	21.29%		170,895	1.32%		1.30%		0.12%
12/31/09	8.66	0.04	5.36	5.40	-	-	-	14.06	62.36%		161,884	1.31%		N/A		0.38%
Class N
12/31/13	$17.80	$(0.06)	$6.57	$6.51	$-	$(2.51)	$(2.51)	$21.80	37.19%		$731	1.70%		1.60%		(0.28%	)
12/31/12	16.10	(0.01)	3.22	3.21	-	(1.51)	(1.51)	17.80	20.13%		477	1.70%		1.60%		(0.06%	)
12/31/11	16.60	(0.02)	(0.16)	(0.18)	-	(0.32)	(0.32)	16.10	(1.02%	)	1,425	1.70%		1.60%		(0.09%	)
12/31/10	13.73	(0.03)	2.90	2.87	-	-	-	16.60	20.90%		1,882	1.62%		1.60%		(0.19%	)
12/31/09	8.48	0.01	5.24	5.25	-	-	-	13.73	61.91%		2,617	1.61%		N/A		0.07%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	27%	30%	32%	32%	43%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Fundamental Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Net asset value, beginning of the period	Income (loss) from investment operations			Less distributions to shareholders			Net asset value, end of the period	Total Return[l,m]	Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions			Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class S
12/31/13	$6.62	$0.06	$2.05	$2.11	$(0.07)	$(0.31)	$(0.38)	$8.35	32.24%	$86,288	0.90%	0.81%	0.79%
12/31/12	5.89	0.07	0.71	0.78	(0.05)	(0.00)[d]	(0.05)	6.62	13.26%	73,897	0.91%	0.83%	1.02%
12/31/11	5.72	0.02	0.16	0.18	(0.01)	-	(0.01)	5.89	3.13%	20,468	0.64%	N/A	0.31%
12/31/10	4.75	0.01	0.96	0.97	-	-	-	5.72	20.42%	21,169	0.65%	N/A	0.25%
12/31/09	3.09	0.00 [d]	1.66	1.66	-	-	-	4.75	53.72%	20,229	0.70%	N/A	0.06%
Class Y
12/31/13	$6.54	$0.05	$2.04	$2.09	$(0.07)	$(0.31)	$(0.38)	$8.25	32.23%	$6,015	0.94%	0.91%	0.68%
12/31/12	5.82	0.05	0.71	0.76	(0.04)	(0.00)[d]	(0.04)	6.54	13.09%	3,948	0.97%	0.94%	0.73%
12/31/11	5.66	0.01	0.15	0.16	(0.00)[d]	-	(0.00)[d]	5.82	2.89%	1,859	0.74%	N/A	0.21%
12/31/10	4.70	0.01	0.95	0.96	-	-	-	5.66	20.43%	1,633	0.75%	N/A	0.13%
12/31/09	3.07	(0.00)[d]	1.63	1.63	-	-	-	4.70	53.09%	2,737	0.80%	N/A	(0.04%	)
Class L
12/31/13	$6.45	$0.04	$2.00	$2.04	$(0.05)	$(0.31)	$(0.36)	$8.13	32.00%	$10,925	1.09%	1.06%	0.55%
12/31/12	5.74	0.04	0.70	0.74	(0.03)	(0.00)[d]	(0.03)	6.45	12.97%	10,370	1.12%	1.09%	0.61%
12/31/11	5.58	0.00 [d]	0.16	0.16	-	-	-	5.74	2.87%	6,929	0.89%	N/A	0.06%
12/31/10	4.65	0.00 [d]	0.93	0.93	-	-	-	5.58	20.00%	6,658	0.90%	N/A	0.01%
12/31/09	3.03	(0.01)	1.63	1.62	-	-	-	4.65	53.47%	6,620	0.95%	N/A	(0.19%	)
Class A
12/31/13	$6.28	$0.02	$1.94	$1.96	$(0.04)	$(0.31)	$(0.35)	$7.89	31.53%	$23,867	1.34%	1.31%	0.29%
12/31/12	5.58	0.02	0.69	0.71	(0.01)	(0.00)[d]	(0.01)	6.28	12.79%	16,843	1.37%	1.35%	0.29%
12/31/11	5.44	(0.01)	0.15	0.14	-	-	-	5.58	2.57%	15,768	1.14%	N/A	(0.19%	)
12/31/10	4.54	(0.01)	0.91	0.90	-	-	-	5.44	19.82%	19,690	1.15%	N/A	(0.24%	)
12/31/09	2.97	(0.02)	1.59	1.57	-	-	-	4.54	52.86%	18,508	1.20%	N/A	(0.45%	)
Class N
12/31/13	$6.07	$0.00 [d]	$1.88	$1.88	$(0.00)[d]	$(0.31)	$(0.31)	$7.64	31.26%	$168	1.64%	1.61%	0.02%
12/31/12	5.41	(0.00)[d]	0.66	0.66	-	(0.00)[d]	(0.00)[d]	6.07	12.27%	248	1.68%	1.66%	(0.02%	)
12/31/11	5.28	(0.03)	0.16	0.13	-	-	-	5.41	2.46%	337	1.44%	N/A	(0.50%	)
12/31/10	4.43	(0.03)	0.88	0.85	-	-	-	5.28	19.19%	336	1.45%	N/A	(0.55%	)
12/31/09	2.91	(0.03)	1.55	1.52	-	-	-	4.43	52.23%	317	1.50%	N/A	(0.74%	)

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	62%	109%	49%	8%	22%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class S
12/31/13	$12.77	$0.00 [d]	$5.24	$5.24	$(0.00)[d]	$(1.07)	$(1.07)	$16.94	41.38%	$526,553	0.78%	0.76%	0.02%
12/31/12	10.81	0.04	1.95	1.99	(0.03)	-	(0.03)	12.77	18.43%	406,245	0.82%	0.76%	0.34%
12/31/11	10.65	0.02	0.14	0.16	(0.00)[d]	-	(0.00)[d]	10.81	1.50%	270,651	0.84%	0.76%	0.17%
12/31/10	9.14	0.01	1.51	1.52	(0.01)	-	(0.01)	10.65	16.64%	163,662	0.84%	0.76%	0.08%
12/31/09	6.39	0.01	2.74	2.75	(0.00)[d]	-	(0.00)[d]	9.14	43.06%	172,449	0.85%	0.76%	0.20%
Class Y
12/31/13	$12.71	$(0.01)	$5.22	$5.21	$(0.00)[d]	$(1.07)	$(1.07)	$16.85	41.34%	$188,792	0.87%	0.82%	(0.04%	)
12/31/12	10.77	0.03	1.93	1.96	(0.02)	-	(0.02)	12.71	18.23%	128,562	0.95%	0.82%	0.26%
12/31/11	10.61	0.01	0.15	0.16	-	-	-	10.77	1.51%	87,359	0.97%	0.82%	0.13%
12/31/10	9.12	0.00 [d]	1.50	1.50	(0.01)	-	(0.01)	10.61	16.45%	42,443	0.97%	0.82%	0.01%
12/31/09	6.37	0.01	2.74	2.75	(0.00)[d]	-	(0.00)[d]	9.12	43.20%	39,094	0.98%	0.82%	0.12%
Class L
12/31/13	$12.64	$(0.03)	$5.17	$5.14	$(0.00)[d]	$(1.07)	$(1.07)	$16.71	41.01%	$242,816	1.02%	0.98%	(0.22%	)
12/31/12	10.71	0.01	1.93	1.94	(0.01)	-	(0.01)	12.64	18.07%	319,306	1.07%	0.98%	0.10%
12/31/11	10.57	(0.01)	0.15	0.14	-	-	-	10.71	1.42%	243,741	1.09%	0.98%	(0.09%	)
12/31/10	9.08	(0.01)	1.50	1.49	-	-	-	10.57	16.30%	257,545	1.09%	0.98%	(0.15%	)
12/31/09	6.36	(0.00)[d]	2.72	2.72	(0.00)[d]	-	(0.00)[d]	9.08	42.79%	281,168	1.10%	0.98%	(0.03%	)
Class A
12/31/13	$12.35	$(0.06)	$5.05	$4.99	$(0.00)[d]	$(1.07)	$(1.07)	$16.27	40.76%	$182,452	1.26%	1.19%	(0.41%	)
12/31/12	10.48	(0.01)	1.88	1.87	-	-	-	12.35	17.84%	140,294	1.32%	1.19%	(0.08%	)
12/31/11	10.36	(0.03)	0.15	0.12	-	-	-	10.48	1.16%	75,919	1.34%	1.19%	(0.29%	)
12/31/10	8.93	(0.03)	1.46	1.43	-	-	-	10.36	16.01%	66,401	1.34%	1.19%	(0.36%	)
12/31/09	6.26	(0.02)	2.69	2.67	(0.00)[d]	-	(0.00)[d]	8.93	42.68%	69,307	1.35%	1.19%	(0.24%	)
Class N
12/31/13	$11.97	$(0.10)	$4.88	$4.78	$(0.00)[d]	$(1.07)	$(1.07)	$15.68	40.30%	$967	1.55%	1.51%	(0.73%	)
12/31/12	10.18	(0.04)	1.83	1.79	-	-	-	11.97	17.58%	727	1.62%	1.51%	(0.35%	)
12/31/11	10.11	(0.08)	0.15	0.07	-	-	-	10.18	0.69%	78	1.64%	1.51%	(0.72%	)
12/31/10	8.74	(0.06)	1.43	1.37	-	-	-	10.11	15.68%	344	1.64%	1.51%	(0.69%	)
12/31/09	6.15	(0.04)	2.63	2.59	(0.00)[d]	-	(0.00)[d]	8.74	42.14%	803	1.65%	1.51%	(0.55%	)

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	33%	20%	38%	53%	62%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Growth Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
12/31/13	$8.89	$0.00 [d]	$3.38	$3.38	$(0.01)	$(0.83)	$(0.84)	$11.43	38.50%		$141,922	0.84%		0.69%		0.02%
12/31/12	7.40	0.07	1.42	1.49	-	-	-	8.89	20.14%		76,857	0.85%		0.70%		0.86%
12/31/11[i]	7.45	(0.00)[d]	(0.05)	(0.05)	-	-	-	7.40	(0.67%	)[b]	99	0.79%	[a]	0.64%	[a]	(0.33%	)[a]
Class S
12/31/13	$8.87	$(0.01)	$3.36	$3.35	$-	$(0.83)	$(0.83)	$11.39	38.28%		$340,443	0.99%		0.84%		(0.13%	)
12/31/12	7.40	0.01	1.46	1.47	-	-	-	8.87	19.86%		268,035	1.00%		0.85%		0.06%
12/31/11	7.06	(0.01)	0.35	0.34	-	-	-	7.40	4.82%		233,080	0.87%		0.86%		(0.18%	)
12/31/10	5.87	(0.00)[d]	1.19	1.19	-	-	-	7.06	20.27%		210,972	0.87%		N/A		(0.06%	)
12/31/09	3.74	(0.01)	2.14	2.13	-	(0.00)[d]	(0.00)[d]	5.87	56.97%		164,994	0.87%		N/A		(0.15%	)
Class Y
12/31/13	$8.76	$(0.02)	$3.31	$3.29	$-	$(0.83)	$(0.83)	$11.22	38.07%		$85,741	1.09%		0.94%		(0.23%	)
12/31/12	7.31	0.00 [d]	1.45	1.45	-	-	-	8.76	19.84%		45,380	1.10%		0.95%		0.03%
12/31/11	6.98	(0.02)	0.35	0.33	-	-	-	7.31	4.73%		29,740	0.97%		0.96%		(0.29%	)
12/31/10	5.81	(0.01)	1.18	1.17	-	-	-	6.98	20.14%		22,037	0.97%		N/A		(0.19%	)
12/31/09	3.71	(0.01)	2.11	2.10	-	(0.00)[d]	(0.00)[d]	5.81	56.63%		21,830	0.97%		N/A		(0.27%	)
Class L
12/31/13	$8.60	$(0.04)	$3.25	$3.21	$-	$(0.83)	$(0.83)	$10.98	37.85%		$110,471	1.24%		1.09%		(0.39%	)
12/31/12	7.19	(0.01)	1.42	1.41	-	-	-	8.60	19.61%		85,363	1.25%		1.10%		(0.10%	)
12/31/11	6.87	(0.03)	0.35	0.32	-	-	-	7.19	4.66%		27,467	1.11%		1.11%	[k]	(0.36%	)
12/31/10	5.73	(0.02)	1.16	1.14	-	-	-	6.87	19.90%		54,658	1.12%		N/A		(0.35%	)
12/31/09	3.66	(0.02)	2.09	2.07	-	(0.00)[d]	(0.00)[d]	5.73	56.58%		61,774	1.12%		N/A		(0.41%	)
Class A
12/31/13	$8.32	$(0.06)	$3.13	$3.07	$-	$(0.83)	$(0.83)	$10.56	37.43%		$168,430	1.49%		1.34%		(0.63%	)
12/31/12	6.97	(0.03)	1.38	1.35	-	-	-	8.32	19.37%		102,385	1.50%		1.35%		(0.35%	)
12/31/11	6.68	(0.05)	0.34	0.29	-	-	-	6.97	4.34%		51,191	1.37%		1.36%		(0.68%	)
12/31/10	5.58	(0.03)	1.13	1.10	-	-	-	6.68	19.50%		53,610	1.37%		N/A		(0.60%	)
12/31/09	3.58	(0.03)	2.03	2.00	-	(0.00)[d]	(0.00)[d]	5.58	56.17%		60,935	1.37%		N/A		(0.65%	)
Class N
12/31/13	$8.00	$(0.09)	$3.01	$2.92	$-	$(0.83)	$(0.83)	$10.09	37.05%		$29	1.79%		1.64%		(0.93%	)
12/31/12	6.73	(0.05)	1.32	1.27	-	-	-	8.00	18.87%		24	1.80%		1.65%		(0.69%	)
12/31/11	6.47	(0.07)	0.33	0.26	-	-	-	6.73	4.02%		21	1.67%		1.66%		(0.99%	)
12/31/10	5.43	(0.05)	1.09	1.04	-	-	-	6.47	19.37%		28	1.67%		N/A		(0.95%	)
12/31/09	3.49	(0.04)	1.98	1.94	-	(0.00)[d]	(0.00)[d]	5.43	55.32%		93	1.67%		N/A		(0.96%	)

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	29%	19%	21%	40%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid-Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) [c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
12/31/13	$11.09	$0.18	$3.59	$3.77	$(0.18)	$(0.18)	$14.68	34.02%		$67,095	0.84%		0.74%		1.36%
12/31/12	9.68	0.24	1.36	1.60	(0.19)	(0.19)	11.09	16.54%		75,912	0.83%		0.73%		2.18%
12/31/11[i]	9.88	0.02	(0.11)	(0.09)	(0.11)	(0.11)	9.68	(0.84%	)[b]	129	0.77%	[a]	0.67%	[a]	3.28%	[a]
Class S
12/31/13	$11.12	$0.16	$3.60	$3.76	$(0.17)	$(0.17)	$14.71	33.85%		$81,923	0.88%		0.83%		1.24%
12/31/12	9.69	0.14	1.44	1.58	(0.15)	(0.15)	11.12	16.35%		56,001	0.90%		0.80%		1.32%
12/31/11	10.09	0.12	(0.41)	(0.29)	(0.11)	(0.11)	9.69	(2.84%	)	130,318	0.80%		0.80%	[k]	1.22%
12/31/10	8.28	0.12	1.82	1.94	(0.13)	(0.13)	10.09	23.43%		91,957	0.82%		N/A		1.36%
12/31/09	6.43	0.08	1.85	1.93	(0.08)	(0.08)	8.28	30.02%		71,351	0.83%		N/A		1.22%
Class Y
12/31/13	$11.12	$0.15	$3.60	$3.75	$(0.16)	$(0.16)	$14.71	33.73%		$2,574	0.98%		0.93%		1.14%
12/31/12	9.71	0.14	1.43	1.57	(0.16)	(0.16)	11.12	16.21%		1,688	1.00%		0.90%		1.30%
12/31/11	10.12	0.12	(0.43)	(0.31)	(0.10)	(0.10)	9.71	(3.02%	)	1,545	0.90%		0.90%	[k]	1.14%
12/31/10	8.30	0.12	1.82	1.94	(0.12)	(0.12)	10.12	23.42%		1,061	0.92%		N/A		1.31%
12/31/09	6.43	0.07	1.85	1.92	(0.05)	(0.05)	8.30	29.94%		470	0.93%		N/A		1.12%
Class L
12/31/13	$11.19	$0.13	$3.62	$3.75	$(0.13)	$(0.13)	$14.81	33.57%		$4,260	1.13%		1.08%		1.01%
12/31/12	9.76	0.12	1.45	1.57	(0.14)	(0.14)	11.19	16.12%		3,552	1.15%		1.05%		1.12%
12/31/11	10.10	0.07	(0.41)	(0.34)	-	-	9.76	(3.37%	)	4,305	1.05%		1.05%	[k]	0.71%
12/31/10	8.29	0.10	1.81	1.91	(0.10)	(0.10)	10.10	23.10%		42,178	1.07%		N/A		1.09%
12/31/09	6.44	0.07	1.84	1.91	(0.06)	(0.06)	8.29	29.70%		37,197	1.08%		N/A		0.96%
Class A
12/31/13	$11.11	$0.10	$3.58	$3.68	$(0.10)	$(0.10)	$14.69	33.18%		$6,092	1.38%		1.33%		0.73%
12/31/12	9.69	0.10	1.43	1.53	(0.11)	(0.11)	11.11	15.84%		4,385	1.40%		1.30%		0.89%
12/31/11	10.08	0.06	(0.40)	(0.34)	(0.05)	(0.05)	9.69	(3.39%	)	4,423	1.30%		1.30%	[k]	0.64%
12/31/10	8.27	0.07	1.81	1.88	(0.07)	(0.07)	10.08	22.77%		5,748	1.32%		N/A		0.82%
12/31/09	6.43	0.05	1.84	1.89	(0.05)	(0.05)	8.27	29.40%		6,145	1.33%		N/A		0.74%
Class N
12/31/13	$11.07	$0.06	$3.57	$3.63	$(0.06)	$(0.06)	$14.64	32.77%		$95	1.68%		1.63%		0.43%
12/31/12	9.67	0.06	1.43	1.49	(0.09)	(0.09)	11.07	15.46%		76	1.70%		1.60%		0.60%
12/31/11	10.07	0.04	(0.41)	(0.37)	(0.03)	(0.03)	9.67	(3.67%	)	64	1.60%		1.60%	[k]	0.37%
12/31/10	8.27	0.05	1.81	1.86	(0.06)	(0.06)	10.07	22.49%		64	1.62%		N/A		0.58%
12/31/09	6.44	0.03	1.83	1.86	(0.03)	(0.03)	8.27	29.06%		46	1.63%		N/A		0.43%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	109%	85%	82%	143%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period December 7, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.71	$0.06	$4.23	$4.29	$(0.07)	$(0.07)	$14.93	40.05%		$138,272	0.85%	0.50%
12/31/12	9.05	0.09	1.66	1.75	(0.09)	(0.09)	10.71	19.40%		115,775	0.85%	0.95%
12/31/11	9.45	0.03	(0.40)	(0.37)	(0.03)	(0.03)	9.05	(3.91%	)	92,162	0.86%	0.36%
12/31/10	7.41	0.06	2.04	2.10	(0.06)	(0.06)	9.45	28.36%		67,913	0.87%	0.73%
12/31/09	6.14	0.06	1.28	1.34	(0.07)	(0.07)	7.41	21.83%		62,397	0.89%	1.06%
Class Y
12/31/13	$10.71	$0.05	$4.22	$4.27	$(0.05)	$(0.05)	$14.93	39.91%		$5,264	0.95%	0.41%
12/31/12	9.06	0.08	1.65	1.73	(0.08)	(0.08)	10.71	19.15%		3,186	0.95%	0.83%
12/31/11	9.45	0.02	(0.39)	(0.37)	(0.02)	(0.02)	9.06	(3.93%	)	3,055	0.96%	0.22%
12/31/10	7.40	0.04	2.06	2.10	(0.05)	(0.05)	9.45	28.35%		4,734	0.97%	0.49%
12/31/09	6.14	0.06	1.26	1.32	(0.06)	(0.06)	7.40	21.54%		4,496	0.99%	0.96%
Class L
12/31/13	$10.69	$0.03	$4.22	$4.25	$(0.04)	$(0.04)	$14.90	39.73%		$4,359	1.10%	0.27%
12/31/12	9.04	0.07	1.65	1.72	(0.07)	(0.07)	10.69	19.03%		2,551	1.10%	0.69%
12/31/11	9.45	0.00 [d]	(0.41)	(0.41)	-	-	9.04	(4.34%	)	2,152	1.11%	0.04%
12/31/10	7.40	0.03	2.06	2.09	(0.04)	(0.04)	9.45	28.19%		21,552	1.12%	0.36%
12/31/09	6.14	0.05	1.26	1.31	(0.05)	(0.05)	7.40	21.39%		24,629	1.14%	0.81%
Class A
12/31/13	$10.68	$(0.00)[d]	$4.19	$4.19	$(0.00)[d]	$(0.00)	$14.87	39.28%		$6,526	1.35%	(0.01%	)
12/31/12	9.03	0.04	1.65	1.69	(0.04)	(0.04)	10.68	18.75%		5,179	1.35%	0.43%
12/31/11	9.44	(0.02)	(0.39)	(0.41)	-	-	9.03	(4.34%	)	4,694	1.36%	(0.18%	)
12/31/10	7.40	0.01	2.04	2.05	(0.01)	(0.01)	9.44	27.77%		7,837	1.37%	0.14%
12/31/09	6.14	0.03	1.27	1.30	(0.04)	(0.04)	7.40	21.11%		7,833	1.39%	0.56%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	28%	32%	25%	39%	175%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
12/31/13	$14.03	$0.16	$4.29	$4.45	$(0.14)	$(1.97)	$(2.11)	$16.37	32.46%		$126,064	0.94%		0.86%		0.97%
12/31/12	12.78	0.16	1.75	1.91	(0.20)	(0.46)	(0.66)	14.03	15.04%		74,820	0.94%		0.86%		1.17%
12/31/11	13.72	0.09	(0.43)	(0.34)	(0.07)	(0.53)	(0.60)	12.78	(2.34%	)	45,116	0.94%		0.86%		0.68%
12/31/10[g]	12.74	0.02	1.07	1.09	(0.11)	-	(0.11)	13.72	8.59%	[b]	108	0.95%	[a]	0.87%	[a]	1.03%	[a]
Class S
12/31/13	$14.06	$0.12	$4.31	$4.43	$(0.11)	$(1.97)	$(2.08)	$16.41	32.19%		$252,704	1.13%		1.05%		0.77%
12/31/12	12.81	0.13	1.75	1.88	(0.17)	(0.46)	(0.63)	14.06	14.77%		231,211	1.13%		1.05%		0.96%
12/31/11	13.74	0.03	(0.40)	(0.37)	(0.03)	(0.53)	(0.56)	12.81	(2.51%	)	229,298	1.13%		1.05%		0.22%
12/31/10	11.23	0.06	2.55	2.61	(0.10)	-	(0.10)	13.74	23.25%		307,184	1.06%		1.05%		0.48%
12/31/09	8.87	0.06	2.37	2.43	(0.07)	-	(0.07)	11.23	27.45%		232,379	1.06%		N/A		0.63%
Class Y
12/31/13	$14.02	$0.12	$4.29	$4.41	$(0.10)	$(1.97)	$(2.07)	$16.36	32.18%		$44,234	1.17%		1.09%		0.73%
12/31/12	12.76	0.12	1.75	1.87	(0.15)	(0.46)	(0.61)	14.02	14.76%		33,617	1.17%		1.09%		0.85%
12/31/11	13.70	0.02	(0.40)	(0.38)	(0.03)	(0.53)	(0.56)	12.76	(2.65%	)	52,720	1.17%		1.09%		0.18%
12/31/10	11.19	0.05	2.55	2.60	(0.09)	-	(0.09)	13.70	23.23%		67,430	1.10%		1.09%		0.42%
12/31/09	8.83	0.06	2.37	2.43	(0.07)	-	(0.07)	11.19	27.52%		77,398	1.10%		N/A		0.60%
Class L
12/31/13	$13.90	$0.09	$4.26	$4.35	$(0.07)	$(1.97)	$(2.04)	$16.21	32.03%		$36,198	1.32%		1.24%		0.59%
12/31/12	12.67	0.10	1.74	1.84	(0.15)	(0.46)	(0.61)	13.90	14.57%		36,619	1.32%		1.24%		0.77%
12/31/11	13.60	0.00 [d]	(0.40)	(0.40)	(0.00)[d]	(0.53)	(0.53)	12.67	(2.79%	)	35,901	1.32%		1.24%		0.02%
12/31/10	11.11	0.03	2.53	2.56	(0.07)	-	(0.07)	13.60	23.08%		52,437	1.25%		1.24%		0.27%
12/31/09	8.78	0.04	2.34	2.38	(0.05)	-	(0.05)	11.11	27.17%		52,856	1.25%		N/A		0.45%
Class A
12/31/13	$13.66	$0.06	$4.17	$4.23	$(0.00)[d]	$(1.97)	$(1.97)	$15.92	31.69%		$59,004	1.57%		1.49%		0.37%
12/31/12	12.46	0.07	1.70	1.77	(0.11)	(0.46)	(0.57)	13.66	14.28%		100,321	1.57%		1.49%		0.51%
12/31/11	13.41	(0.03)	(0.39)	(0.42)	-	(0.53)	(0.53)	12.46	(2.99%	)	100,184	1.57%		1.49%		(0.21%	)
12/31/10	10.97	0.00 [d]	2.49	2.49	(0.05)	-	(0.05)	13.41	22.68%		119,084	1.50%		1.49%		0.04%
12/31/09	8.67	0.02	2.31	2.33	(0.03)	-	(0.03)	10.97	26.90%		92,728	1.50%		N/A		0.19%
Class N
12/31/13	$13.28	$0.01	$4.05	$4.06	$(0.00)[d]	$(1.97)	$(1.97)	$15.37	31.30%		$194	1.87%		1.79%		0.03%
12/31/12	12.07	0.00 [d]	1.67	1.67	-	(0.46)	(0.46)	13.28	13.90%		145	1.87%		1.79%		0.03%
12/31/11	13.05	(0.07)	(0.38)	(0.45)	-	(0.53)	(0.53)	12.07	(3.30%	)	675	1.87%		1.79%		(0.51%	)
12/31/10	10.67	(0.04)	2.43	2.39	(0.01)	-	(0.01)	13.05	22.38%		817	1.80%		1.79%		(0.34%	)
12/31/09	8.44	(0.01)	2.25	2.24	(0.01)	-	(0.01)	10.67	26.49%		1,590	1.80%		N/A		(0.10%	)

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	44%	34%	32%	43%	30%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Less than $0.005.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM S&P Mid Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class Z
12/31/13	$11.04	$0.16	$3.44	$3.60	$(0.18)	$(1.99)	$(2.17)	$12.47	33.20%	$93,319	0.23%	0.19%	1.25%
12/31/12[g]	10.00	0.09	1.11	1.20	(0.08)	(0.08)	(0.16)	11.04	12.06%[b]	87,245	0.29%[a]	0.19%[a]	1.85%[a]
Class I
12/31/13	$11.04	$0.16	$3.42	$3.58	$(0.17)	$(1.99)	$(2.16)	$12.46	33.08%	$5,893	0.33%	0.29%	1.22%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.02%[b]	112	0.39%[a]	0.29%[a]	1.74%[a]
Class S
12/31/13	$11.04	$0.14	$3.41	$3.55	$(0.17)	$(1.99)	$(2.16)	$12.43	32.81%	$3,206	0.48%	0.44%	1.07%
12/31/12[g]	10.00	0.08	1.12	1.20	(0.08)	(0.08)	(0.16)	11.04	12.01%[b]	225	0.54%[a]	0.44%[a]	1.79%[a]
Class Y
12/31/13	$11.03	$0.13	$3.41	$3.54	$(0.15)	$(1.99)	$(2.14)	$12.43	32.72%	$12,453	0.58%	0.54%	0.96%
12/31/12[g]	10.00	0.09	1.10	1.19	(0.08)	(0.08)	(0.16)	11.03	11.92%[b]	836	0.64%[a]	0.54%[a]	2.01%[a]
Class L
12/31/13	$11.04	$0.11	$3.42	$3.53	$(0.16)	$(1.99)	$(2.15)	$12.42	32.62%	$9,738	0.73%	0.69%	0.82%
12/31/12[g]	10.00	0.07	1.12	1.19	(0.07)	(0.08)	(0.15)	11.04	11.89%[b]	166	0.79%[a]	0.69%[a]	1.45%[a]
Class A
12/31/13	$11.04	$0.09	$3.42	$3.51	$(0.13)	$(1.99)	$(2.12)	$12.43	32.40%	$8,961	0.88%	0.84%	0.68%
12/31/12[g]	10.00	0.06	1.11	1.17	(0.05)	(0.08)	(0.13)	11.04	11.76%[b]	112	0.94%[a]	0.84%[a]	1.19%[a]

	Year ended December 31
	2013	2012
Portfolio turnover rate for all share classes	54%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM Russell 2000 Small Cap Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
12/31/13	$10.95	$0.18	$3.95	$4.13	$(0.19)	$(1.69)	$(1.88)	$13.20	38.47%		$91,466	0.29%		0.19%		1.40%
12/31/12[g]	10.00	0.13	0.99	1.12	(0.12)	(0.05)	(0.17)	10.95	11.24%	[b]	86,679	0.30%	[a]	0.19%	[a]	2.88%	[a]
Class I
12/31/13	$10.95	$0.19	$3.93	$4.12	$(0.19)	$(1.69)	$(1.88)	$13.19	38.38%		$13,078	0.39%		0.29%		1.41%
12/31/12[g]	10.00	0.13	0.98	1.11	(0.11)	(0.05)	(0.16)	10.95	11.19%	[b]	111	0.40%	[a]	0.29%	[a]	2.76%	[a]
Class S
12/31/13	$10.94	$0.18	$3.92	$4.10	$(0.19)	$(1.69)	$(1.88)	$13.16	38.24%		$997	0.54%		0.44%		1.31%
12/31/12[g]	10.00	0.13	0.97	1.10	(0.11)	(0.05)	(0.16)	10.94	11.03%	[b]	129	0.55%	[a]	0.44%	[a]	2.73%	[a]
Class Y
12/31/13	$10.94	$0.15	$3.94	$4.09	$(0.16)	$(1.69)	$(1.85)	$13.18	38.13%		$7,562	0.64%		0.54%		1.14%
12/31/12[g]	10.00	0.12	0.97	1.09	(0.10)	(0.05)	(0.15)	10.94	10.99%	[b]	127	0.65%	[a]	0.54%	[a]	2.60%	[a]
Class L
12/31/13	$10.94	$0.13	$3.93	$4.06	$(0.17)	$(1.69)	$(1.86)	$13.14	37.84%		$5,754	0.79%		0.69%		0.94%
12/31/12[g]	10.00	0.12	0.97	1.09	(0.10)	(0.05)	(0.15)	10.94	10.96%	[b]	175	0.80%	[a]	0.69%	[a]	2.70%	[a]
Class A
12/31/13	$10.95	$0.11	$3.92	$4.03	$(0.14)	$(1.69)	$(1.83)	$13.15	37.66%		$5,547	0.94%		0.84%		0.82%
12/31/12[g]	10.00	0.10	0.99	1.09	(0.09)	(0.05)	(0.14)	10.95	10.83%	[b]	111	0.95%	[a]	0.84%	[a]	2.21%	[a]

	Year ended December 31
	2013	2012
Portfolio turnover rate for all share classes	59%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 26, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
12/31/13	$15.03	$(0.02)	$5.40	$5.38	$-	$(1.99)	$(1.99)	$18.42	36.31%		$298,869	0.83%		0.73%		(0.10%	)
12/31/12	14.27	0.02	2.07	2.09	(0.03)	(1.30)	(1.33)	15.03	14.71%		185,584	0.83%		0.73%		0.12%
12/31/11	15.76	(0.03)	(0.29)	(0.32)	-	(1.17)	(1.17)	14.27	(1.74%	)	150,571	0.84%		0.74%		(0.20%	)
12/31/10[g]	14.67	(0.00)[d]	1.09	1.09	-	-	-	15.76	7.43%	[b]	108	0.85%	[a]	0.75%	[a]	(0.02%	)[a]
Class S
12/31/13	$15.00	$(0.04)	$5.39	$5.35	$-	$(1.99)	$(1.99)	$18.36	36.19%		$569,238	0.96%		0.86%		(0.22%	)
12/31/12	14.25	(0.01)	2.07	2.06	(0.01)	(1.30)	(1.31)	15.00	14.51%		456,600	0.96%		0.86%		(0.04%	)
12/31/11	15.76	(0.06)	(0.28)	(0.34)	-	(1.17)	(1.17)	14.25	(1.86%	)	442,760	0.96%		0.86%		(0.38%	)
12/31/10	12.31	(0.04)	3.49	3.45	-	-	-	15.76	28.03%		536,407	0.88%		0.86%		(0.26%	)
12/31/09	8.49	(0.03)	3.85	3.82	(0.00)[d]	-	(0.00)[d]	12.31	45.00%		364,961	0.87%		N/A		(0.26%	)
Class Y
12/31/13	$14.83	$(0.06)	$5.32	$5.26	$-	$(1.99)	$(1.99)	$18.10	35.99%		$267,615	1.05%		0.95%		(0.32%	)
12/31/12	14.10	(0.02)	2.05	2.03	-	(1.30)	(1.30)	14.83	14.47%		207,290	1.05%		0.95%		(0.11%	)
12/31/11	15.63	(0.07)	(0.29)	(0.36)	-	(1.17)	(1.17)	14.10	(2.01%	)	182,810	1.05%		0.95%		(0.47%	)
12/31/10	12.22	(0.05)	3.46	3.41	-	-	-	15.63	27.91%		207,536	0.97%		0.95%		(0.36%	)
12/31/09	8.43	(0.03)	3.82	3.79	-	-	-	12.22	44.96%		161,421	0.96%		N/A		(0.34%	)
Class L
12/31/13	$14.49	$(0.08)	$5.19	$5.11	$-	$(1.99)	$(1.99)	$17.61	35.80%		$382,576	1.20%		1.10%		(0.47%	)
12/31/12	13.82	(0.04)	2.01	1.97	-	(1.30)	(1.30)	14.49	14.33%		320,612	1.20%		1.10%		(0.28%	)
12/31/11	15.37	(0.10)	(0.28)	(0.38)	-	(1.17)	(1.17)	13.82	(2.18%	)	328,331	1.20%		1.10%		(0.63%	)
12/31/10	12.03	(0.07)	3.41	3.34	-	-	-	15.37	27.76%		450,117	1.12%		1.10%		(0.51%	)
12/31/09	8.32	(0.05)	3.76	3.71	-	-	-	12.03	44.59%		362,500	1.11%		N/A		(0.50%	)
Class A
12/31/13	$13.96	$(0.12)	$4.99	$4.87	$-	$(1.99)	$(1.99)	$16.84	35.44%		$333,489	1.44%		1.34%		(0.72%	)
12/31/12	13.39	(0.08)	1.95	1.87	-	(1.30)	(1.30)	13.96	14.05%		347,186	1.45%		1.35%		(0.52%	)
12/31/11	14.96	(0.13)	(0.27)	(0.40)	-	(1.17)	(1.17)	13.39	(2.37%	)	329,974	1.45%		1.35%		(0.87%	)
12/31/10	11.74	(0.10)	3.32	3.22	-	-	-	14.96	27.43%		381,775	1.37%		1.35%		(0.77%	)
12/31/09	8.14	(0.07)	3.67	3.60	-	-	-	11.74	44.23%		308,326	1.36%		N/A		(0.75%	)
Class N
12/31/13	$13.42	$(0.16)	$4.78	$4.62	$-	$(1.99)	$(1.99)	$16.05	35.00%		$2,062	1.75%		1.65%		(1.02%	)
12/31/12	12.95	(0.12)	1.89	1.77	-	(1.30)	(1.30)	13.42	13.75%		1,969	1.75%		1.65%		(0.84%	)
12/31/11	14.56	(0.17)	(0.27)	(0.44)	-	(1.17)	(1.17)	12.95	(2.71%	)	2,052	1.75%		1.65%		(1.18%	)
12/31/10	11.46	(0.13)	3.23	3.10	-	-	-	14.56	27.05%		2,446	1.67%		1.65%		(1.07%	)
12/31/09	7.97	(0.10)	3.59	3.49	-	-	-	11.46	43.79%		2,117	1.66%		N/A		(1.05%	)

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	32%	36%	38%	52%	55%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
12/31/13	$15.16	$(0.04)	$7.14	$7.10	$(3.24)	$(3.24)	$19.02	47.86%		$237,249	0.92%		0.85%		(0.23%	)
12/31/12	14.16	(0.02)	1.92	1.90	(0.90)	(0.90)	15.16	13.53%		136,266	0.92%		0.86%		(0.12%	)
12/31/11	17.26	(0.06)	(0.96)	(1.02)	(2.08)	(2.08)	14.16	(5.41%	)	119,706	0.92%		0.87%		(0.36%	)
12/31/10[g]	16.06	0.00 [d]	1.34	1.34	(0.14)	(0.14)	17.26	8.38%	[b]	108	0.94%	[a]	0.89%	[a]	0.11%	[a]
Class S
12/31/13	$15.12	$(0.06)	$7.12	$7.06	$(3.24)	$(3.24)	$18.94	47.71%		$574,359	1.02%		0.95%		(0.31%	)
12/31/12	14.14	(0.03)	1.91	1.88	(0.90)	(0.90)	15.12	13.41%		455,747	1.02%		0.96%		(0.22%	)
12/31/11	17.25	(0.09)	(0.94)	(1.03)	(2.08)	(2.08)	14.14	(5.47%	)	429,979	1.02%		0.97%		(0.53%	)
12/31/10	14.13	(0.07)	3.33	3.26	(0.14)	(0.14)	17.25	23.11%		575,724	0.98%		0.98%	[k]	(0.45%	)
12/31/09	10.14	(0.06)	4.05	3.99	-	-	14.13	39.35%		263,305	0.99%		N/A		(0.51%	)
Class Y
12/31/13	$14.80	$(0.08)	$6.95	$6.87	$(3.24)	$(3.24)	$18.43	47.46%		$77,163	1.16%		1.09%		(0.46%	)
12/31/12	13.87	(0.06)	1.89	1.83	(0.90)	(0.90)	14.80	13.31%		58,290	1.16%		1.10%		(0.39%	)
12/31/11	17.00	(0.12)	(0.93)	(1.05)	(2.08)	(2.08)	13.87	(5.68%	)	64,304	1.16%		1.11%		(0.68%	)
12/31/10	13.94	(0.09)	3.29	3.20	(0.14)	(0.14)	17.00	23.00%		82,815	1.12%		1.12%	[k]	(0.64%	)
12/31/09	10.02	(0.07)	3.99	3.92	-	-	13.94	39.12%		86,922	1.13%		N/A		(0.65%	)
Class L
12/31/13	$14.44	$(0.10)	$6.77	$6.67	$(3.24)	$(3.24)	$17.87	47.25%		$42,628	1.31%		1.24%		(0.60%	)
12/31/12	13.58	(0.08)	1.84	1.76	(0.90)	(0.90)	14.44	13.08%		50,085	1.31%		1.25%		(0.53%	)
12/31/11	16.71	(0.14)	(0.91)	(1.05)	(2.08)	(2.08)	13.58	(5.77%	)	50,193	1.31%		1.26%		(0.83%	)
12/31/10	13.73	(0.11)	3.23	3.12	(0.14)	(0.14)	16.71	22.77%		61,655	1.27%		1.27%	[k]	(0.78%	)
12/31/09	9.88	(0.09)	3.94	3.85	-	-	13.73	38.97%		59,458	1.28%		N/A		(0.80%	)
Class A
12/31/13	$13.85	$(0.14)	$6.49	$6.35	$(3.24)	$(3.24)	$16.96	46.94%		$71,667	1.56%		1.49%		(0.86%	)
12/31/12	13.09	(0.13)	1.79	1.66	(0.90)	(0.90)	13.85	12.80%		60,764	1.56%		1.50%		(0.89%	)
12/31/11	16.23	(0.18)	(0.88)	(1.06)	(2.08)	(2.08)	13.09	(6.01%	)	70,773	1.56%		1.51%		(1.12%	)
12/31/10	13.38	(0.15)	3.14	2.99	(0.14)	(0.14)	16.23	22.39%		91,525	1.52%		1.52%	[k]	(1.02%	)
12/31/09	9.65	(0.11)	3.84	3.73	-	-	13.38	38.65%		75,428	1.53%		N/A		(1.05%	)
Class N
12/31/13	$13.27	$(0.19)	$6.20	$6.01	$(3.24)	$(3.24)	$16.04	46.43%		$571	1.86%		1.79%		(1.16%	)
12/31/12	12.61	(0.14)	1.70	1.56	(0.90)	(0.90)	13.27	12.49%		479	1.86%		1.80%		(1.04%	)
12/31/11	15.77	(0.21)	(0.87)	(1.08)	(2.08)	(2.08)	12.61	(6.32%	)	426	1.86%		1.81%		(1.37%	)
12/31/10	13.04	(0.18)	3.05	2.87	(0.14)	(0.14)	15.77	22.05%		466	1.82%		1.82%	[k]	(1.33%	)
12/31/09	9.43	(0.15)	3.76	3.61	-	-	13.04	38.28%		515	1.83%		N/A		(1.36%	)

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	97%	104%	88%	99%	91%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Small Company Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class S
12/31/13	$11.09	$(0.06)	$3.72	$3.66	$(2.19)	$(2.19)	$12.56	33.92%		$45,044	1.17%	(0.50%	)
12/31/12	9.82	(0.02)	1.29	1.27	-	-	11.09	12.93%		41,706	1.13%	(0.21%	)
12/31/11	10.01	(0.07)	(0.12)	(0.19)	-	-	9.82	(1.90%	)	39,408	1.14%	(0.74%	)
12/31/10	7.49	(0.05)	2.57	2.52	-	-	10.01	33.64%		30,487	1.13%	(0.60%	)
12/31/09	5.70	(0.02)	1.81	1.79	-	-	7.49	31.40%		21,869	1.17%	(0.25%	)
Class Y
12/31/13	$11.03	$(0.07)	$3.70	$3.63	$(2.19)	$(2.19)	$12.47	33.80%		$2,965	1.22%	(0.55%	)
12/31/12	9.78	(0.04)	1.29	1.25	-	-	11.03	12.78%		2,167	1.17%	(0.33%	)
12/31/11	9.96	(0.08)	(0.10)	(0.18)	-	-	9.78	(1.81%	)	2,314	1.17%	(0.80%	)
12/31/10	7.46	(0.06)	2.56	2.50	-	-	9.96	33.51%		2,659	1.17%	(0.73%	)
12/31/09	5.68	(0.04)	1.82	1.78	-	-	7.46	31.34%		4,130	1.21%	(0.58%	)
Class L
12/31/13	$10.84	$(0.09)	$3.64	$3.55	$(2.19)	$(2.19)	$12.20	33.66%		$5,419	1.37%	(0.70%	)
12/31/12	9.62	(0.04)	1.26	1.22	-	-	10.84	12.56%		6,125	1.32%	(0.40%	)
12/31/11	9.83	(0.10)	(0.11)	(0.21)	-	-	9.62	(2.03%	)	5,018	1.32%	(0.99%	)
12/31/10	7.38	(0.06)	2.51	2.45	-	-	9.83	33.20%		17,323	1.32%	(0.78%	)
12/31/09	5.63	(0.03)	1.78	1.75	-	-	7.38	31.08%		10,178	1.36%	(0.43%	)
Class A
12/31/13	$10.53	$(0.12)	$3.52	$3.40	$(2.19)	$(2.19)	$11.74	33.23%		$9,589	1.62%	(0.94%	)
12/31/12	9.37	(0.09)	1.25	1.16	-	-	10.53	12.38%		8,494	1.57%	(0.87%	)
12/31/11	9.58	(0.12)	(0.09)	(0.21)	-	-	9.37	(2.19%	)	9,153	1.57%	(1.20%	)
12/31/10	7.21	(0.08)	2.45	2.37	-	-	9.58	32.87%		13,123	1.57%	(1.08%	)
12/31/09	5.51	(0.04)	1.74	1.70	-	-	7.21	30.85%		13,340	1.61%	(0.69%	)

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	161%	105%	94%	98%	120%

c	Per share amount calculated on the average shares method.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Diversified International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class S
12/31/13	$6.49	$0.15	$1.26	$1.41	$(0.18)	$(0.00)[d]	$(0.18)	$7.72	21.84%		$162,746	1.06%	0.99%	2.14%
12/31/12	5.70	0.17	0.81	0.98	(0.19)	-	(0.19)	6.49	17.29%		151,060	1.07%	0.99%	2.86%
12/31/11	7.08	0.15	(1.35)	(1.20)	(0.18)	-	(0.18)	5.70	(16.84%	)	121,002	1.09%	0.99%	2.24%
12/31/10	6.94	0.10	0.27	0.37	(0.23)	-	(0.23)	7.08	5.39%		102,970	1.11%	0.99%	1.57%
12/31/09	4.98	0.11	1.92	2.03	(0.07)	-	(0.07)	6.94	40.70%		93,253	1.10%	0.99%	2.00%
Class Y
12/31/13	$6.65	$0.14	$1.29	$1.43	$(0.17)	$(0.00)[d]	$(0.17)	$7.91	21.66%		$97	1.16%	1.09%	1.92%
12/31/12	5.84	0.17	0.83	1.00	(0.19)	-	(0.19)	6.65	17.12%		74	1.17%	1.09%	2.75%
12/31/11	7.06	0.19	(1.40)	(1.21)	(0.01)	-	(0.01)	5.84	(17.11%	)	55	1.19%	1.09%	2.69%
12/31/10	6.93	0.10	0.25	0.35	(0.22)	-	(0.22)	7.06	5.15%		7,467	1.21%	1.09%	1.46%
12/31/09	4.97	0.11	1.91	2.02	(0.06)	-	(0.06)	6.93	40.65%		7,034	1.20%	1.09%	1.93%
Class L
12/31/13	$6.74	$0.13	$1.31	$1.44	$(0.16)	$(0.00)[d]	$(0.16)	$8.02	21.50%		$12	1.31%	1.17%	1.82%
12/31/12	5.79	0.20	0.75	0.95	-	-	-	6.74	16.61%		18	1.32%	1.17%	3.36%
12/31/11	7.06	0.21	(1.41)	(1.20)	(0.07)	-	(0.07)	5.79	(17.06%	)	2,113	1.34%	1.17%	2.91%
12/31/10	6.93	0.09	0.26	0.35	(0.22)	-	(0.22)	7.06	5.06%		33,000	1.36%	1.17%	1.38%
12/31/09	4.97	0.11	1.90	2.01	(0.05)	-	(0.05)	6.93	40.55%		32,559	1.35%	1.17%	1.98%
Class A
12/31/13	$6.48	$0.12	$1.25	$1.37	$(0.14)	$(0.00)[d]	$(0.14)	$7.71	21.28%		$764	1.56%	1.42%	1.64%
12/31/12	5.69	0.15	0.80	0.95	(0.16)	-	(0.16)	6.48	16.80%		700	1.57%	1.42%	2.53%
12/31/11	7.05	0.13	(1.34)	(1.21)	(0.15)	-	(0.15)	5.69	(17.13%	)	873	1.59%	1.42%	1.99%
12/31/10	6.91	0.08	0.25	0.33	(0.19)	-	(0.19)	7.05	4.90%		1,296	1.61%	1.42%	1.17%
12/31/09	4.95	0.11	1.85	1.96	-	-	-	6.91	39.60%		1,721	1.60%	1.42%	2.10%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	56%	58%	140%	65%	61%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MM MSCI EAFE International Index Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
12/31/13	$11.80	$0.37	$2.19	$2.56	$(0.40)	$(0.45)	$(0.85)	$13.51	22.08%		$183,956	0.32%		0.23%		2.87%
12/31/12[g]	10.00	0.11	1.84	1.95	(0.14)	(0.01)	(0.15)	11.80	19.53%	[b]	127,538	0.35%	[a]	0.23%	[a]	2.23%	[a]
Class I
12/31/13	$11.80	$0.34	$2.20	$2.54	$(0.39)	$(0.45)	$(0.84)	$13.50	21.95%		$10,414	0.42%		0.33%		2.54%
12/31/12[g]	10.00	0.11	1.83	1.94	(0.13)	(0.01)	(0.14)	11.80	19.48%	[b]	120	0.45%	[a]	0.33%	[a]	2.15%	[a]
Class S
12/31/13	$11.80	$0.33	$2.19	$2.52	$(0.38)	$(0.45)	$(0.83)	$13.49	21.71%		$387	0.57%		0.48%		2.55%
12/31/12[g]	10.00	0.10	1.84	1.94	(0.13)	(0.01)	(0.14)	11.80	19.42%	[b]	137	0.60%	[a]	0.48%	[a]	1.95%	[a]
Class Y
12/31/13	$11.80	$0.35	$2.16	$2.51	$(0.37)	$(0.45)	$(0.82)	$13.49	21.60%		$4,450	0.67%		0.58%		2.67%
12/31/12[g]	10.00	0.09	1.84	1.93	(0.12)	(0.01)	(0.13)	11.80	19.35%	[b]	120	0.70%	[a]	0.58%	[a]	1.88%	[a]
Class L
12/31/13	$11.80	$0.22	$2.27	$2.49	$(0.38)	$(0.45)	$(0.83)	$13.46	21.44%		$1,990	0.82%		0.73%		1.63%
12/31/12[g]	10.00	0.08	1.84	1.92	(0.11)	(0.01)	(0.12)	11.80	19.26%	[b]	126	0.85%	[a]	0.73%	[a]	1.62%	[a]
Class A
12/31/13	$11.80	$0.30	$2.16	$2.46	$(0.34)	$(0.45)	$(0.79)	$13.47	21.32%		$3,271	0.97%		0.88%		2.32%
12/31/12[g]	10.00	0.08	1.84	1.92	(0.11)	(0.01)	(0.12)	11.80	19.20%	[b]	119	1.00%	[a]	0.88%	[a]	1.59%	[a]

	Year ended December 31
	2013	2012
Portfolio turnover rate for all share classes	42%	6%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period July 25, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Select Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class Z
12/31/13	$7.57	$0.15	$1.54	$1.69	$(0.21)	$(0.21)	$9.05	22.65%		$270,927	1.16%		0.85%		1.76%
12/31/12	6.26	0.15	1.28	1.43	(0.12)	(0.12)	7.57	23.14%		255,215	1.16%		0.85%		2.19%
12/31/11	7.34	0.07	(1.02)	(0.95)	(0.13)	(0.13)	6.26	(12.97%	)	242,149	1.18%		0.86%		1.03%
12/31/10[g]	7.13	(0.00)[d]	0.21	0.21	-	-	7.34	2.95%	[b]	103	1.20%	[a]	0.95%	[a]	(0.04%	)[a]
Class S
12/31/13	$7.58	$0.12	$1.55	$1.67	$(0.19)	$(0.19)	$9.06	22.39%		$191,060	1.44%		1.13%		1.41%
12/31/12	6.26	0.12	1.29	1.41	(0.09)	(0.09)	7.58	22.70%		155,925	1.45%		1.14%		1.78%
12/31/11	7.34	0.14	(1.10)	(0.96)	(0.12)	(0.12)	6.26	(13.09%	)	99,517	1.43%		1.14%		1.90%
12/31/10	6.72	0.08	0.64	0.72	(0.10)	(0.10)	7.34	10.97%		276,053	1.19%		1.16%		1.15%
12/31/09	4.74	0.08	1.90	1.98	-	-	6.72	41.77%		257,075	1.17%		N/A		1.40%
Class Y
12/31/13	$7.54	$0.12	$1.54	$1.66	$(0.19)	$(0.19)	$9.01	22.27%		$83,580	1.49%		1.18%		1.41%
12/31/12	6.23	0.13	1.27	1.40	(0.09)	(0.09)	7.54	22.64%		66,317	1.50%		1.19%		1.97%
12/31/11	7.31	0.11	(1.07)	(0.96)	(0.12)	(0.12)	6.23	(13.16%	)	75,356	1.49%		1.19%		1.60%
12/31/10	6.69	0.07	0.65	0.72	(0.10)	(0.10)	7.31	10.97%		83,409	1.24%		1.21%		1.10%
12/31/09	4.72	0.07	1.90	1.97	-	-	6.69	41.74%		97,912	1.22%		N/A		1.28%
Class L
12/31/13	$7.60	$0.11	$1.54	$1.65	$(0.16)	$(0.16)	$9.09	22.02%		$26,362	1.54%		1.23%		1.35%
12/31/12	6.22	0.12	1.29	1.41	(0.03)	(0.03)	7.60	22.67%		27,315	1.55%		1.24%		1.76%
12/31/11	7.28	0.14	(1.10)	(0.96)	(0.10)	(0.10)	6.22	(13.21%	)	26,070	1.53%		1.23%		1.97%
12/31/10	6.66	0.07	0.64	0.71	(0.09)	(0.09)	7.28	10.95%		149,245	1.38%		1.26%		1.04%
12/31/09	4.70	0.07	1.89	1.96	-	-	6.66	41.70%		151,443	1.37%		1.27%		1.41%
Class A
12/31/13	$7.45	$0.09	$1.52	$1.61	$(0.17)	$(0.17)	$8.89	21.86%		$60,251	1.79%		1.48%		1.08%
12/31/12	6.16	0.10	1.26	1.36	(0.07)	(0.07)	7.45	22.47%		54,429	1.80%		1.49%		1.48%
12/31/11	7.23	0.09	(1.06)	(0.97)	(0.10)	(0.10)	6.16	(13.60%	)	42,720	1.79%		1.49%		1.33%
12/31/10	6.61	0.05	0.65	0.70	(0.08)	(0.08)	7.23	10.75%		59,596	1.63%		1.51%		0.81%
12/31/09	4.68	0.05	1.88	1.93	-	-	6.61	41.24%		63,979	1.62%		1.52%		1.03%
Class N
12/31/13	$7.37	$0.06	$1.51	$1.57	$(0.18)	$(0.18)	$8.76	21.53%		$732	2.09%		1.78%		0.79%
12/31/12	6.11	0.07	1.26	1.33	(0.07)	(0.07)	7.37	21.96%		549	2.10%		1.79%		1.12%
12/31/11	7.15	0.07	(1.05)	(0.98)	(0.06)	(0.06)	6.11	(13.78%	)	238	2.09%		1.79%		0.98%
12/31/10	6.48	0.02	0.65	0.67	-	-	7.15	10.34%		238	1.92%		1.81%		0.37%
12/31/09	4.60	0.04	1.84	1.88	-	-	6.48	40.87%		963	1.92%		1.82%		0.79%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	35%	39%	55%	40%	61%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period November 15, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 21 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Select PIMCO Total Return Fund (“PIMCO Total Return Fund”)

MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”)

MassMutual Select Diversified Value Fund (“Diversified Value Fund”)

MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”)

MassMutual Select Large Cap Value Fund (“Large Cap Value Fund”)

MM S&P 500® Index Fund (“S&P 500 Index Fund”)

MassMutual Select Focused Value Fund (“Focused Value Fund”)

MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”)

MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”)

MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”)

MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”)

MassMutual Select Small Company Value Fund (“Small Company Value Fund”)

MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”)

MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”)

MassMutual Select Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”)

MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MassMutual Select Small Company Growth Fund (“Small Company Growth Fund”)

MassMutual Select Diversified International Fund (“Diversified International Fund”)

MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”)

MassMutual Select Overseas Fund (“Overseas Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last

Notes to Financial Statements (Continued)

reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Diversified Value Fund, Focused Value Fund, Fundamental Growth Fund, Growth Opportunities Fund, Mid-Cap Value Fund, Small Cap Value Equity Fund, Small Company Value Fund, and Small Company Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2013. The PIMCO Total Return Fund characterized all forward sale commitments at Level 2, as of December 31, 2013. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2013, for the remaining Funds’ investments and the PIMCO Total Return Fund’s other investments:

	Level 1	Level 2	Level 3	Total
PIMCO Total Return Fund
Asset Investments
Corporate Debt	$-	$445,898,482	$3,193,486	$449,091,968
Municipal Obligations	-	52,684,812	-	52,684,812
Non-U.S. Government Agency Obligations	-	161,197,656	-	161,197,656
Sovereign Debt Obligations	-	80,691,916	-	80,691,916
U.S. Government Agency Obligations and Instrumentalities	-	725,827,106	-	725,827,106
U.S. Treasury Obligations	-	491,687,679	-	491,687,679
Short-Term Investments	-	56,722,717	-	56,722,717

Total Investments	$-	$2,014,710,368	$3,193,486	$2,017,903,854

Asset Derivatives
Forward Contracts	$-	$1,601,614	$-	$1,601,614
Futures Contracts	2,128	-	-	2,128
Swap Agreements	-	28,966,046	-	28,966,046

Total	$2,128	$30,567,660	$-	$30,569,788

Liability Derivatives
Forward Contracts	$-	$(4,269,354)	$-	$(4,269,354)
Futures Contracts	(4,863,735)	-	-	(4,863,735)
Swap Agreements	-	(1,533,747)	-	(1,533,747)
Written Options	(68,000)	(887,971)	-	(955,971)

Total	$(4,931,735)	$(6,691,072)	$-	$(11,622,807)

Strategic Bond Fund
Asset Investments
Preferred Stock	$164,863	$-	$-	$164,863
Bank Loans	-	5,708,876	-	5,708,876
Corporate Debt	-	62,263,978	-	62,263,978
Municipal Obligations	-	1,723,199	-	1,723,199
Non-U.S. Government Agency Obligations	-	20,534,865	-	20,534,865
Sovereign Debt Obligations	-	13,165,857	-	13,165,857
U.S. Government Agency Obligations and Instrumentalities	-	43,870,140	-	43,870,140
U.S. Treasury Obligations	-	15,786,205	-	15,786,205
Purchased Options	-	16,763	-	16,763
Short-Term Investments	-	15,478,786	-	15,478,786

Total Investments	$164,863	$178,548,669	$-	$178,713,532

Asset Derivatives
Forward Contracts	$-	$229,645	$-	$229,645
Futures Contracts	130,954	-	-	130,954

Total	$130,954	$229,645	$-	$360,599

Liability Derivatives
Forward Contracts	$-	$(208,187)	$-	$(208,187)
Futures Contracts	(99,832)	-	-	(99,832)
Swap Agreements	-	(132,920)	-	(132,920)

Total	$(99,832)	$(341,107)	$-	$(440,939)

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Fundamental Value Fund
Asset Investments
Common Stock	$1,404,735,257	$20,423,053	*	$-		$1,425,158,310
Short-Term Investments	-	13,467,620		-		13,467,620

Total Investments	$1,404,735,257	$33,890,673		$-		$1,438,625,930

Large Cap Value Fund
Asset Investments
Common Stock	$427,960,021	$17,492,516	*	$-		$445,452,537
Preferred Stock	673,348	-		-		673,348
Corporate Debt	-	5,449,179		-		5,449,179
Mutual Funds	16,890,854	-		-		16,890,854
Short-Term Investments	-	15,000,792		-		15,000,792

Total Investments	$445,524,223	$37,942,487		$-		$483,466,710

S&P 500 Index Fund
Asset Investments
Common Stock	$3,051,005,371	$-		$-		$3,051,005,371
Short-Term Investments	-	52,352,987		-		52,352,987

Total Investments	$3,051,005,371	$52,352,987		$-		$3,103,358,358

Asset Derivatives
Futures Contracts	$1,974,359	$-		$-		$1,974,359

Blue Chip Growth Fund
Asset Investments
Common Stock	$1,122,165,846	$18,906,224	*	$-		$1,141,072,070
Mutual Funds	1,604	-		-		1,604
Short-Term Investments	-	10,777,265		-		10,777,265

Total Investments	$1,122,167,450	$29,683,489		$-		$1,151,850,939

S&P Mid Cap Index Fund
Asset Investments
Common Stock	$129,787,297	$-		$-		$129,787,297
Mutual Funds	7,398,860	-		-		7,398,860
Short-Term Investments	-	3,641,223		-		3,641,223

Total Investments	$137,186,157	$3,641,223		$-		$140,827,380

Asset Derivatives
Futures Contracts	$123,636	$-		$-		$123,636

Russell 2000 Small Cap Index Fund
Asset Investments
Common Stock	$122,353,763	$3,933		$0	†	$122,357,696
Warrants	904	-		0	†	904
Rights	6,286	-		-		6,286
Mutual Funds	13,891,652	-		-		13,891,652
Short-Term Investments	-	1,881,661		-		1,881,661

Total Investments	$136,252,605	$1,885,594		$-		$138,138,199

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Russell 2000 Small Cap Index Fund (Continued)
Asset Derivatives
Futures Contracts	$66,613	$-		$-	$66,613

Mid Cap Growth Equity II Fund
Asset Description
Common Stock	$1,791,543,595	$-		$296,059	$1,791,839,654
Preferred Stock	-	-		5,447,307	5,447,307
Mutual Funds	77,791,077	-		-	77,791,077
Short-Term Investments	-	54,403,715		-	54,403,715

Total Investments	$1,869,334,672	$54,403,715		$5,743,366	$1,929,481,753

Small Cap Growth Equity Fund
Asset Description
Common Stock	$982,699,692	$2,327,929	*	$784,424	$985,812,045
Preferred Stock	-	-		2,205,935	2,205,935
Mutual Funds	95,536,133	-		-	95,536,133
Short-Term Investments	-	14,619,776		-	14,619,776

Total Investments	$1,078,235,825	$16,947,705		$2,990,359	$1,098,173,889

Diversified International Fund
Asset Investments
Common Stock	$2,567,711	$154,942,199	*	$-	$157,509,910
Preferred Stock	-	2,157,422		-	2,157,422
Rights	49,813	-		-	49,813
Mutual Funds	3,469,748	-		-	3,469,748
Short-Term Investments	-	3,961,147		-	3,961,147

Total Investments	$6,087,272	$161,060,768		$-	$167,148,040

Asset Derivatives
Forward Contracts	$-	$746,164		$-	$746,164

Liability Derivatives
Forward Contracts	$-	$(859,062)		$-	$(859,062)

MSCI EAFE International Index Fund
Asset Investments
Common Stock	$161,732	$199,117,568	*	$-	$199,279,300
Preferred Stock	-	1,287,672		4,106	1,291,778
Rights	8,757	-		-	8,757
Mutual Funds	8,884,750	-		-	8,884,750
Short-Term Investments	-	1,747,687		-	1,747,687

Total Investments	$9,055,239	$202,152,927		$4,106	$211,212,272

Asset Derivatives
Forward Contracts	$-	$3,316		$-	$3,316
Futures Contracts	131,419	-		-	131,419

Total	$131,419	$3,316		$-	$134,735

Liability Derivatives
Forward Contracts	$-	$(2,069)		$-	$(2,069)

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Overseas Fund
Asset Investments
Common Stock	$45,135,610	$580,546,917	*	$-	$625,682,527
Preferred Stock	-	2,008,800		-	2,008,800
Rights	46,391	-		-	46,391
Mutual Funds	28,962,207	-		-	28,962,207
Short-Term Investments	-	10,338,788		-	10,338,788

Total Investments	$74,144,208	$592,894,505		$-	$667,038,713

Asset Derivatives
Forward Contracts	$-	$629,811		$-	$629,811

Liability Derivatives
Forward Contracts	$-	$(1,103,292)		$-	$(1,103,292)

†	Represents security at $0 value as of December 31, 2013.
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2013.

Statements of Assets and Liabilities location:	PIMCO Total Return Fund	Strategic Bond Fund
Receivables from:
Investments sold on a when-issued basis	X	X
Collateral held for open futures contracts	X	X
Collateral held for open swap agreements	X	X
Payables for:
Treasury roll transactions	X
Investments purchased on a when-issued basis	X	X
Collateral held for when-issued securities	X

Statements of Assets and Liabilities location:	Large Cap Value Fund	Fundamental Growth Fund	Growth Opportunities Fund	Small Company Value Fund	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund
Payables for:
Securities on loan	X	X	X	X	X	X

Statements of Assets and Liabilities location:	Mid Cap Growth Equity II Fund	Small Cap Growth Equity Fund	Small Company Growth Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Payables for:
Securities on loan	X	X	X	X	X	X

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2013. The Funds recognize transfers between the Levels as of the beginning of the year.

Notes to Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/12		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*		Balance as of 12/31/13		Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 12/31/13
PIMCO Total Return Fund
Bonds & Notes
Corporate Debt†	$49,403,146		$-	$(24,710)	$34,441	$-		$(7,000,000)	$2,163,218	**	$(41,382,609	)**	$3,193,486		$20,224

Large Cap Value Fund
Common Stock	$-	***	$-	$(6,323,701)	$6,323,701	$-		$- ††	$-		$-		$-		$-

Russell 2000 Small Cap Index Fund
Common Stock	$-	***	$-	$-	$-	$-	††††	$- ††	$-		$-		$-	†††	$-
Warrants	-		-	-	-	-	††††	-	-		-		-	†††	-

	$-		$-	$-	$-	$-		$-	$-		$-		$-		$-

Mid Cap Growth Equity II Fund
Equities
Common Stock	$296,059		$-	$-	$-	$-		$-	$-		$-		$296,059		$-
Preferred Stock	3,734,487		-	-	1,712,820	-		-	-		-		5,447,307		1,712,820

	$4,030,546		$-	$-	$1,712,820	$-		$-	$-		$-		$5,743,366		$1,712,820

Small Cap Growth Equity Fund
Common Stock	$300,294		$-	$3,310	$4	$497,260		$(16,444)	$-		$-		$784,424		$4
Preferred Stock	-		-	-	149,127	2,056,808		-	-		-		2,205,935		149,127

	$300,294		$-	$3,310	$149,131	$2,554,068		$(16,444)	$-		$-		$2,990,359		$149,131

MSCI EAFE International Index Fund
Preferred Stock	$-		$-	$-	$97	$4,009		$-	$-		$-		$4,106		$97
Rights	3,727		-	399	(2,134)	-		(1,992)	-		-		-		-

	$3,727		$-	$399	$(2,037)	$4,009		$(1,992)	$-		$-		$4,106		$97

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as a result of changes in liquidity.
***	Represents security at $0 value as of December 31, 2012.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents security at $0 value at the time of sale.
†††	Represents security at $0 value as of December 31, 2013.
††††	Represents security at $0 value at the time of purchase.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2013, the following tables show how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	PIMCO Total Return Fund	Strategic Bond Fund	S&P 500 Index Fund	Growth Opportunities Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A	A
Directional Exposures to Currencies	A	A

Futures Contracts**
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A	A

Interest Rate Swaps***
Hedging/Risk Management	A	A
Duration Management	A	A
Substitution for Direct Investment	A

Total Return Swaps****
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Substitution for Direct Investment		A
Market Access		A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Income	A
Substitution for Direct Investments	A

Options (Purchased)
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Substitution for Direct Investment		M

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	PIMCO Total Return Fund	Strategic Bond Fund	S&P 500 Index Fund	Growth Opportunities Fund
Options (Written)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment		M
Directional Investment		A

Rights and Warrants
Directional Investment		A		M
Result of a Corporate Action		M		A

Type of Derivative and Objective for Use	S&P Mid Cap Index Fund	Russell 2000 Small Cap Index Fund	Diversified International Fund	MSCI EAFE International Index Fund	Overseas Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management			A		A
Directional Exposures to Currencies				A

Futures Contracts**
Hedging/Risk Management			A		A
Substitution for Direct Investment	A	A	M	A	M

Rights and Warrants
Result of a Corporate Action		A	A	A	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.

**	Includes any options purchased or written on futures contracts, if applicable.

***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

****	Includes any index swaps, if applicable.

At December 31, 2013, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
PIMCO Total Return Fund
Asset Derivatives
Forward Contracts*	$-	$-	$1,601,614	$-	$1,601,614
Futures Contracts^^	-	-	-	2,128	2,128
Swap Agreements*	286,461	-	-	79,478	365,939
Swap Agreements^^,^^^	1,084,692	-	-	27,515,415	28,600,107

Total Value	$1,371,153	$-	$1,601,614	$27,597,021	$30,569,788

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
PIMCO Total Return Fund (Continued)
Liability Derivatives
Forward Contracts^	$-	$-	$(4,269,354)	$-	$(4,269,354)
Futures Contracts^^	-	-	-	(4,863,735)	(4,863,735)
Swap Agreements^	(101,772)	-	-	(563,258)	(665,030)
Swap Agreements^^,^^^	-	-	-	(868,717)	(868,717)
Written Options^	-	-	-	(887,971)	(887,971)
Written Options^,^^^	-	-	-	(68,000)	(68,000)

Total Value	$(101,772)	$-	$(4,269,354)	$(7,251,681)	$(11,622,807)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$3,951,606	$-	$3,951,606
Futures Contracts	-	-	-	(521,631)	(521,631)
Swap Agreements	880,137	-	-	972,933	1,853,070
Written Options	-	-	-	1,485,906	1,485,906

Total Realized Gain (Loss)	$880,137	$-	$3,951,606	$1,937,208	$6,768,951

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(1,218,007)	$-	$(1,218,007)
Futures Contracts	-	-	-	(4,997,100)	(4,997,100)
Swap Agreements	(191,441)	-	-	12,440,299	12,248,858
Written Options	-	-	-	(165,390)	(165,390)

Total Change in Appreciation (Depreciation)	$(191,441)	$-	$(1,218,007)	$7,277,809	$5,868,361

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$456,673,697	$-	$456,673,697
Futures Contracts	-	-	-	3,542	3,542
Swap Agreements	$108,502,333	$-	$-	$798,025,000	$906,527,333
Written Options	-	-	-	240,800,139	240,800,139

Strategic Bond Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$229,645	$-	$229,645
Futures Contracts^^	-	-	-	130,954	130,954
Purchased Options*	-	-	16,763	-	16,763

Total Value	$-	$-	$246,408	$130,954	$377,362

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(208,187)	$-	$(208,187)
Futures Contracts^^	-	-	-	(99,832)	(99,832)
Swap Agreements^^,^^^	(132,920)	-	-	-	(132,920)

Total Value	$(132,920)	$-	$(208,187)	$(99,832)	$(440,939)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$171,900	$-	$171,900
Futures Contracts	-	-	-	654,728	654,728
Swap Agreements	(66,573)	-	-	89,176	22,603
Purchased Options	-	-	(8,096)	(117,483)	(125,579)
Warrants	-	7,764	-	-	7,764
Written Options	-	-	27,544	139,904	167,448

Total Realized Gain (Loss)	$(66,573)	$7,764	$191,348	$766,325	$898,864

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Strategic Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$74,224	$-	$74,224
Futures Contracts	-	-	-	9,657	9,657
Swap Agreements	(35,573)	-	-	(12,263)	(47,836)
Purchased Options	-	-	(28,338)	20,403	(7,935)
Warrants	-	(3,813)	-	-	(3,813)
Written Options	-	-	-	(476)	(476)

Total Change in Appreciation (Depreciation)	$(35,573)	$(3,813)	$45,886	$17,321	$23,821

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$12,359,916	$-	$12,359,916
Futures Contracts	-	-	-	319	319
Swap Agreements	$1,185,000	$-	$-	$4,870,084	$6,055,084
Purchased Options	-	-	301,667	125	301,792
Warrants	-	258	-	-	258
Written Options	-	-	17,400	68	17,468

S&P 500 Index Fund
Asset Derivatives
Futures Contracts^^	$-	$1,974,359	$-	$-	$1,974,359

Realized Gain (Loss)#
Futures Contracts	$-	$15,964,294	$-	$-	$15,964,294

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$1,977,941	$-	$-	$1,977,941

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	531	-	-	531

Growth Opportunities Fund
Asset Derivatives
Warrants*	$-	$496,611	$-	$-	$496,611

Realized Gain (Loss)#
Warrants	$-	$26,735	$-	$-	$26,735

Change in Appreciation (Depreciation)##
Warrants	$-	$10,962	$-	$-	$10,962

Number of Contracts, Notional Amounts or Shares/Units†
Warrants	-	124,880	-	-	124,880

S&P Mid Cap Index Fund
Asset Derivatives
Futures Contracts^^	$-	$123,636	$-	$-	$123,636

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
S&P Mid Cap Index Fund (Continued)
Realized Gain (Loss)#
Futures Contracts	$-	$957,236	$-	$-	$957,236

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$87,298	$-	$-	$87,298

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	26	-	-	26

Russell 2000 Small Cap Index
Asset Derivatives
Futures Contracts^^	$-	$66,613	$-	$-	$66,613
Warrants*	-	904	-	-	904
Rights*	-	6,286	-	-	6,286

Total Value	$-	$73,803	$-	$-	$73,803

Realized Gain (Loss)#
Futures Contracts	$-	$1,359,529	$-	$-	$1,359,529
Warrants	-	(6)	-	-	(6)

Total Realized Gain (Loss)	$-	$1,359,523	$-	$-	$1,359,523

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(1,046)	$-	$-	$(1,046)
Warrants	-	41	-	-	41
Rights	-	(1,290)	-	-	(1,290)

Total Change in Appreciation (Depreciation)	$-	$(2,295)	$-	$-	$(2,295)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	36	-	-	36
Warrants	-	1,240	-	-	1,240
Rights	-	4,580	-	-	4,580

Diversified International Fund
Asset Derivatives
Forward Contracts*,^^^	$-	$-	$746,164	$-	$746,164
Rights*	-	49,813	-	-	49,813

Total Value	$-	$49,813	$746,164	$-	$795,977

Liability Derivatives
Forward Contracts^,^^^	$-	$-	$(859,062)	$-	$(859,062)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$(263,800)	$-	$(263,800)
Futures Contracts	-	486,812	-	-	486,812
Rights	-	139,244	-	-	139,244

Total Realized Gain (Loss)	$-	$626,056	$(263,800)	$-	$362,256

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Diversified International Fund (Continued)
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(527,856)	$-	$(527,856)
Futures Contracts	-	(59,266)	-	-	(59,266)
Rights	-	3,021	-	-	3,021

Total Change in Appreciation (Depreciation)	$-	$(56,245)	$(527,856)	$-	$(584,101)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$65,390,216	$-	$65,390,216
Futures Contracts	-	51	-	-	51
Rights	-	159,364	-	-	159,364

MSCI EAFE International Index Fund
Asset Derivatives
Forward Contracts*	$-	$-	$3,316	$-	$3,316
Futures Contracts^^	-	131,419	-	-	131,419
Rights*	-	8,757	-	-	8,757

Total Value	$-	$140,176	$3,316	$-	$143,492

Liability Derivatives
Forward Contracts^	$-	$-	$(2,069)	$-	$(2,069)

Realized Gain (Loss)#
Forward Contracts	$-	-	$(72,495)	$-	$(72,495)
Futures Contracts	-	312,942	-	-	312,942
Rights	-	(2,649)	-	-	(2,649)

Total Realized Gain (Loss)	$-	$310,293	$(72,495)	$-	$237,798

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$9,437	$-	$9,437
Futures Contracts	-	84,825	-	-	84,825
Rights	-	(1,601)	-	-	(1,601)

Total Change in Appreciation (Depreciation)	$-	$83,224	$9,437	$-	$92,661

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$1,687,083	$-	$1,687,083
Futures Contracts	-	26	-	-	26
Rights	-	76,805	-	-	76,805

Overseas Fund
Asset Derivatives
Forward Contracts*	$-	$-	$15,935	$-	$15,935
Forward Contracts*,^^^	-	-	613,876	-	613,876
Rights*	-	46,391	-	-	46,391

Total Value	$-	$46,391	$629,811	$-	$676,202

Liability Derivatives
Forward Contracts^	$-	$-	$(358,923)	$-	$(358,923)
Forward Contracts^,^^^	-	-	(744,369)	-	(744,369)

Total Value	$-	$-	$(1,103,292)	$-	$(1,103,292)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Overseas Fund (Continued)
Realized Gain (Loss)#
Forward Contracts	$-	$-	$2,662,690	$-	$2,662,690
Futures Contracts	-	182,427	-	-	182,427
Rights	-	140,379	-	-	140,379

Total Realized Gain (Loss)	$-	$322,806	$2,662,690	$-	$2,985,496

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(1,757,791)	$-	$(1,757,791)
Futures Contracts	-	(42,292)	-	-	(42,292)
Rights	-	2,778	-	-	2,778

Total Change in Appreciation (Depreciation)	$-	$(39,514)	$(1,757,791)	$-	$(1,797,305)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$74,541,827	$-	$74,541,827
Futures Contracts	-	22	-	-	22
Rights	-	456,799	-	-	456,799

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
^^^	Represents centrally cleared swaps, exchange-traded written options, or forward contracts, which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2013.

Notes to Financial Statements (Continued)

The following table presents the Fund(s) derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Funds(s) as of December 31, 2013.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
PIMCO Total Return Fund
Barclays Bank PLC	$769,828	$(769,828)	$-	$-
Credit Suisse International	851,546	(851,546)	-	-
Goldman Sachs International	154,311	-	-	154,311
JP Morgan Chase Bank	72,664	(72,664)	-	-
UBS AG	119,204	(119,204)	-	-

	$1,967,553	$(1,813,242)	$-	$154,311

MSCI EAFE International Index Fund
Morgan Stanley & Co., Inc.	$2,299	$-	$-	$2,299
UBS AG	1,017	(1,017)	-	-

	$3,316	$(1,017)	$-	$2,299

Overseas Fund
State Street Bank and Trust Co.	$15,935	$(15,935)	$-	$-

The following table presents the Fund(s) derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Funds(s) as of December 31, 2013.

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
PIMCO Total Return Fund
Barclays Bank PLC	$(1,045,168)	$769,828	$275,340	$-
Credit Suisse International	(1,700,807)	851,546	356,350	(492,911)
Goldman Sachs Bank USA	(190,602)	-	-	(190,602)
JP Morgan Chase Bank	(2,633,766)	72,664	2,212,449	(348,653)
Royal Bank of Scotland PLC	(47,621)	-	47,621	-
UBS AG	(204,391)	119,204	80,812	(4,375)

	$(5,822,355)	$1,813,242	$2,972,572	$(1,036,541)

MSCI EAFE International Index Fund
Goldman Sachs Bank USA	$(271)	$-	$-	$(271)
UBS AG	(1,798)	1,017	-	(781)

	$(2,069)	$1,017	$-	$(1,052)

Overseas Fund
State Street Bank and Trust Co.	$(358,923)	$15,935	$-	$(342,988)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2013, are discussed below.

Notes to Financial Statements (Continued)

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2013. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
PIMCO Total Return Fund
Contracts to Buy
GBP	23,163,000	Barclays Bank PLC	01/02/14	$37,709,364	$647,405

BRL	335,910	Credit Suisse International	01/03/14	142,916	(535)
EUR	62,844,000	Credit Suisse International	01/02/14	85,882,610	571,841

				86,025,526	571,306

MXN	35,937,324	JP Morgan Chase Bank	03/06/14	2,774,226	(35,590)

EUR	738,000	UBS AG	01/02/14	1,001,536	13,730

				$127,510,652	$1,196,851

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
PIMCO Total Return Fund (Continued)
Contracts to Deliver
GBP	23,163,000	Barclays Bank PLC	02/04/14	$37,700,747	$(647,864)

BRL	335,910	Credit Suisse International	01/03/14	143,392	1,012
CAD	28,905,000	Credit Suisse International	03/20/14	27,090,251	(69,636)
EUR	62,844,000	Credit Suisse International	02/04/14	85,883,427	(569,745)
EUR	2,500,000	Credit Suisse International	02/28/14	3,338,605	(100,571)
EUR	700,000	Credit Suisse International	06/02/14	887,600	(75,442)
GBP	23,163,000	Credit Suisse International	01/02/14	37,511,135	(845,633)
JPY	104,904,400	Credit Suisse International	01/06/14	1,000,000	3,851
JPY	890,400,000	Credit Suisse International	02/18/14	8,731,598	274,842

				164,586,008	(1,381,322)

EUR	61,845,000	JP Morgan Chase Bank	01/02/14	83,219,683	(1,860,445)
JPY	343,600,000	JP Morgan Chase Bank	02/18/14	3,327,628	64,217
MXN	2,577,230	JP Morgan Chase Bank	01/23/14	200,072	3,000

				86,747,383	(1,793,228)

EUR	1,194,000	Royal Bank of Scotland PLC	03/14/14	1,596,120	(46,429)

EUR	1,737,000	UBS AG	01/02/14	2,372,126	(17,464)
JPY	102,600,000	UBS AG	02/18/14	996,181	21,716

				3,368,307	4,252

				$293,998,565	$(3,864,591)

Strategic Bond Fund
Contracts to Buy
AUD	900,000	Citibank N.A.	02/18/14	$815,661	$(14,476)
EUR	763,282	Citibank N.A.	02/18/14	1,022,271	27,756

				$1,837,932	$13,280

Contracts to Deliver
JPY	87,063,000	Barclays Bank PLC	02/18/14	$883,633	$56,734

AUD	900,000	Citibank N.A.	02/18/14	847,566	46,381
EUR	4,536,898	Citibank N.A.	02/18/14	6,115,093	(126,199)
JPY	167,124,000	Citibank N.A.	02/18/14	1,686,069	98,774

				8,648,728	18,956

EUR	1,270,000	Morgan Stanley & Co.	02/18/14	1,692,669	(54,437)

EUR	466,893	UBS AG	02/18/14	629,218	(13,075)

				$11,854,248	$8,178

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund
Contracts to Buy
EUR	340,201	Barclays Bank PLC	01/08/14	$461,190	$6,824

EUR	629,635	BNP Paribas SA	01/08/14	860,549	5,638
GBP	196,002	BNP Paribas SA	01/08/14	313,094	11,465

				1,173,643	17,103

EUR	784,492	Citibank N.A.	01/08/14	1,074,079	5,143
GBP	362,416	Citibank N.A.	01/08/14	581,827	18,295
NOK	3,938,686	Citibank N.A.	01/08/14	654,531	(5,272)

				2,310,437	18,166

EUR	348,521	Credit Suisse International	01/08/14	473,460	5,999
EUR	474,274	Credit Suisse International	04/08/14	653,449	(1,000)
GBP	197,646	Credit Suisse International	04/08/14	326,724	344
JPY	36,572,101	Credit Suisse International	01/08/14	370,968	(23,686)

				1,824,601	(18,343)

EUR	1,163,945	Goldman Sachs International	01/08/14	1,581,914	19,320
JPY	428,161,936	Goldman Sachs International	01/08/14	4,078,837	(13,088)

				5,660,751	6,232

EUR	614,369	Merrill Lynch International	01/08/14	830,868	14,318
GBP	194,133	Merrill Lynch International	01/08/14	312,933	8,531
JPY	116,337,716	Merrill Lynch International	01/08/14	1,175,831	(71,109)
SGD	2,879,541	Merrill Lynch International	01/08/14	2,304,484	(22,668)

				4,624,116	(70,928)

SEK	8,431,368	Royal Bank of Canada	01/08/14	1,324,646	(13,881)

CHF	446,134	Royal Bank of Scotland PLC	01/08/14	490,011	10,119

EUR	1,143,447	Societe Generale	01/08/14	1,552,110	20,926
JPY	29,334,809	Societe Generale	01/08/14	300,023	(21,465)

				1,852,133	(539)

EUR	1,188,376	State Street Bank London	01/08/14	1,627,987	6,857

GBP	2,706,377	Toronto Dominion Bank	01/08/14	4,386,767	94,710

EUR	856,073	UBS AG	01/08/14	1,159,176	18,521
JPY	39,471,340	UBS AG	01/08/14	384,948	(10,135)

				1,544,124	8,386

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Buy (Continued)

AUD	8,672,042	Westpac Banking Corp.	01/08/14	$8,062,788	$(322,056)
EUR	627,888	Westpac Banking Corp.	01/08/14	854,977	8,805
GBP	358,422	Westpac Banking Corp.	01/08/14	573,896	19,614

				9,491,661	(293,637)

				$36,772,067	$(228,931)

Contracts to Deliver
EUR	1,019,166	Australia and New Zealand Banking Group	01/08/14	$1,384,833	$(17,230)
GBP	369,161	Australia and New Zealand Banking Group	01/08/14	602,940	(8,352)
JPY	125,651,435	Australia and New Zealand Banking Group	01/08/14	1,229,815	36,652

				3,217,588	11,070

EUR	280,599	BNP Paribas SA	01/08/14	380,687	(5,332)
GBP	777,375	BNP Paribas SA	01/08/14	1,271,714	(15,537)
SEK	3,447,978	BNP Paribas SA	01/08/14	542,226	6,193

				2,194,627	(14,676)

CHF	3,014,361	Citibank N.A.	01/08/14	3,345,068	(34,128)
JPY	115,146,397	Citibank N.A.	01/08/14	1,135,131	41,721

				4,480,199	7,593

GBP	280,001	Commonwealth Bank of Australia	01/08/14	448,418	(15,234)

CHF	311,504	Credit Suisse International	01/08/14	338,269	(10,937)

GBP	885,646	Goldman Sachs International	01/08/14	1,450,141	(16,397)
JPY	379,596,713	Goldman Sachs International	04/08/14	3,606,962	688

				5,057,103	(15,709)

EUR	408,267	Merrill Lynch International	01/08/14	553,552	(8,099)
GBP	220,460	Merrill Lynch International	01/08/14	355,479	(9,580)
HKD	18,888,152	Merrill Lynch International	01/08/14	2,436,164	324

				3,345,195	(17,355)

SEK	3,987,023	Morgan Stanley & Co.	01/08/14	619,161	(673)

EUR	4,231,866	Societe Generale	01/08/14	5,753,915	(67,847)
GBP	275,445	Societe Generale	01/08/14	444,705	(11,403)

				6,198,620	(79,250)

JPY	99,575,814	Toronto Dominion Bank	01/08/14	969,588	24,034

CHF	379,685	UBS AG	01/08/14	420,638	(5,001)
GBP	322,671	UBS AG	01/08/14	527,775	(6,534)

				948,413	(11,535)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Diversified International Fund (Continued)
Contracts to Deliver (Continued)

CAD	525,611	Westpac Banking Corp.	01/08/14		$507,265	$12,526
EUR	300,749	Westpac Banking Corp.	01/08/14		408,310	(5,429)
HKD	3,726,369	Westpac Banking Corp.	01/08/14		480,739	182
JPY	427,483,473	Westpac Banking Corp.	01/08/14		4,371,403	312,097

					5,767,717	319,376

					$33,584,898	$196,704

Cross Currency Forwards

AUD	262,234	Citibank N.A.	01/08/14	GBP	154,784	$(22,234)
AUD	276,663	Citibank N.A.	01/08/14	EUR	191,985	(17,162)
GBP	240,431	Citibank N.A.	01/08/14	EUR	280,714	11,951

						(27,445)

EUR	289,060	Credit Suisse International	01/08/14	GBP	242,417	(3,758)

GBP	380,764	Goldman Sachs International	01/08/14	EUR	450,498	10,757

EUR	255,737	Morgan Stanley & Co.	01/08/14	HKD	2,682,203	5,916

GBP	2,727,601	State Street Bank and Trust Co.	01/08/14	EUR	3,280,697	3,379
CHF	1,729,265	State Street Bank and Trust Co.	01/08/14	EUR	1,406,013	4,315
JPY	81,625,445	State Street Bank and Trust Co.	01/08/14	EUR	585,839	(30,836)

						(23,142)

JPY	36,353,771	Westpac Banking Corp.	01/08/14	EUR	276,804	(35,589)
NOK	1,280,986	Westpac Banking Corp.	01/08/14	EUR	158,880	(7,410)

						(42,999)

						$(80,671)

MSCI EAFE International Index Fund
Contracts to Buy

CHF	160,741	Goldman Sachs Bank USA	03/19/14		$120,000	$(271)

GBP	87,186	Morgan Stanley & Co., Inc.	03/19/14		142,000	2,299

EUR	433,983	UBS AG	03/19/14		596,000	1,017
JPY	9,285,210	UBS AG	03/19/14		90,000	(1,798)

					686,000	(781)

					$948,000	$1,247

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund
Contracts to Buy
EUR	314,345	Barclays Bank PLC	01/08/14	$426,138	$6,305

EUR	527,597	Citibank N.A.	01/08/14	726,021	(208)
NOK	1,732,224	Citibank N.A.	01/08/14	287,861	(2,319)

				1,013,882	(2,527)

GBP	182,993	Credit Suisse International	01/08/14	294,077	8,941

EUR	933,464	Goldman Sachs International	01/08/14	1,268,591	15,572
GBP	230,873	Goldman Sachs International	01/08/14	378,075	4,228
JPY	314,209,011	Goldman Sachs International	01/08/14	2,984,253	(581)

				4,630,919	19,219

EUR	421,952	Merrill Lynch International	01/08/14	576,866	3,612
JPY	30,521,110	Merrill Lynch International	01/08/14	310,491	(20,668)
SGD	2,978,566	Merrill Lynch International	01/08/14	2,383,734	(23,448)

				3,271,091	(40,504)

EUR	363,851	Royal Bank of Canada	01/08/14	493,249	7,299
JPY	79,651,061	Royal Bank of Canada	01/08/14	810,963	(54,611)
SEK	8,152,695	Royal Bank of Canada	01/08/14	1,280,864	(13,423)

				2,585,076	(60,735)

CHF	420,394	Royal Bank of Scotland PLC	01/08/14	461,740	9,535

EUR	763,853	Societe Generale	01/08/14	1,037,317	13,513
GBP	186,251	Societe Generale	01/08/14	297,478	10,935

				1,334,795	24,448

EUR	672,815	State Street Bank and Trust Co.	01/08/14	926,150	(561)
SEK	3,750,000	State Street Bank and Trust Co.	06/18/14	571,934	9,475

				1,498,084	8,914

GBP	2,930,648	Toronto Dominion Bank	01/08/14	4,753,510	99,336

EUR	645,688	UBS AG	01/08/14	874,829	13,441
JPY	33,567,667	UBS AG	01/08/14	327,372	(8,619)

				1,202,201	4,822

AUD	8,436,748	Westpac Banking Corp.	01/08/14	7,844,025	(313,318)
EUR	591,461	Westpac Banking Corp.	01/08/14	805,343	8,328
GBP	329,064	Westpac Banking Corp.	01/08/14	526,888	18,007

				9,176,256	(286,983)

				$30,647,769	$(209,229)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund (Continued)
Contracts to Deliver
GBP	262,763	Barclays Bank PLC	01/08/14	$420,728	$(14,380)

EUR	267,237	BNP Paribas SA	01/08/14	362,559	(5,078)
JPY	87,457,812	BNP Paribas SA	01/08/14	877,956	47,473

				1,240,515	42,395

CHF	2,858,628	Citibank N.A.	01/08/14	3,172,249	(32,364)
SEK	2,721,427	Citibank N.A.	01/08/14	413,889	(9,192)

				3,586,138	(41,556)

CHF	292,299	Credit Suisse International	01/08/14	317,413	(10,263)
GBP	182,691	Credit Suisse International	01/08/14	295,170	(7,347)
HKD	3,185,909	Credit Suisse International	01/08/14	410,911	52

				1,023,494	(17,558)

GBP	846,710	Goldman Sachs International	01/08/14	1,386,453	(15,611)
JPY	314,209,011	Goldman Sachs International	04/08/14	2,985,642	570

				4,372,095	(15,041)

GBP	723,993	Merrill Lynch International	01/08/14	1,184,503	(14,353)
HKD	15,346,968	Merrill Lynch International	01/08/14	1,979,428	264

				3,163,931	(14,089)

SEK	3,797,281	Morgan Stanley & Co.	01/08/14	589,695	(641)

EUR	388,866	Royal Bank of Canada	01/08/14	527,160	(7,801)

EUR	3,976,880	Societe Generale	01/08/14	5,407,159	(63,820)
GBP	245,380	Societe Generale	01/08/14	396,166	(10,158)

				5,803,325	(73,978)

AUD	3,070,000	State Street Bank and Trust Co.	09/17/14	2,701,907	6,460
CHF	9,340,000	State Street Bank and Trust Co.	03/19/14	10,156,280	(320,181)
JPY	43,537,794	State Street Bank and Trust Co.	04/08/14	415,128	1,507
SEK	17,950,000	State Street Bank and Trust Co.	06/18/14	2,744,267	(38,742)

				16,017,582	(350,956)

JPY	91,147,994	Toronto Dominion Bank	01/08/14	887,524	22,000

CHF	480,863	UBS AG	01/08/14	532,730	(6,333)
GBP	300,546	UBS AG	01/08/14	491,586	(6,086)
SEK	2,289,448	UBS AG	01/08/14	355,153	(771)

				1,379,469	(13,190)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Overseas Fund (Continued)
Contracts to Deliver (Continued)

CAD	427,266	Westpac Banking Corp.	01/08/14		$412,352	$10,182
EUR	286,629	Westpac Banking Corp.	01/08/14		389,139	(5,175)
HKD	3,593,960	Westpac Banking Corp.	01/08/14		463,657	176
JPY	373,509,802	Westpac Banking Corp.	01/08/14		3,819,474	272,692

					5,084,622	277,875

					$44,096,278	$(206,920)

Cross Currency Forwards
GBP	229,127	Australia and New Zealand Banking Group	01/08/14	EUR	268,808	$9,611

EUR	326,787	Barclays Bank PLC	01/08/14	JPY	44,967,983	22,552

NOK	2,969,272	Citibank N.A.	01/08/14	EUR	365,482	(13,333)

EUR	274,288	Goldman Sachs International	01/08/14	GBP	230,129	(3,733)

JPY	38,266,891	Royal Bank of Scotland PLC	01/08/14	GBP	227,176	(12,805)

EUR	318,926	Societe Generale	01/08/14	GBP	266,645	(2,791)

JPY	29,982,128	State Street Bank and Trust Co.	01/08/14	GBP	177,692	(9,535)
GBP	2,728,884	State Street Bank and Trust Co.	01/08/14	EUR	3,282,240	3,380
CHF	1,749,302	State Street Bank and Trust Co.	01/08/14	EUR	1,422,304	4,365

						(1,790)

JPY	41,183,533	UBS AG	01/08/14	GBP	265,570	(48,685)

JPY	29,702,190	Westpac Banking Corp.	01/08/14	EUR	209,643	(6,358)

						$(57,332)

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
HKD	Hong Kong Dollar
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts and related options.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

The Fund(s) listed in the following table had open futures contracts at December 31, 2013:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
PIMCO Total Return Fund
Futures Contracts — Long
U.S. Treasury Note 10 Year	03/20/14	642	$78,996,094	$(1,449,561)
U.S. Treasury Note 5 Year	03/31/14	705	84,115,312	(980,215)
3 Month EURIBOR	12/15/14	45	15,419,354	(9,245)
3 Month EURIBOR	03/16/15	45	15,406,973	(13,888)
90 Day Eurodollar	03/16/15	35	8,703,625	2,128
3 Month EURIBOR	06/15/15	45	15,391,497	(18,737)
90 Day Eurodollar	06/15/15	363	90,137,437	(72,969)
3 Month EURIBOR	09/14/15	45	15,373,698	(23,483)
90 Day Eurodollar	09/14/15	1,163	288,220,475	(267,718)
90 Day Eurodollar	12/14/15	3,404	841,426,250	(1,620,616)

Notes to Financial Statements (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
PIMCO Total Return Fund (Continued)
Futures Contracts — Long (Continued)
90 Day Eurodollar	03/14/16	298	$73,434,650	$(224,887)
90 Day Eurodollar	06/13/16	119	29,230,863	(97,492)
90 Day Eurodollar	09/19/16	65	15,916,063	(69,510)
90 Day Eurodollar	12/19/16	20	4,882,250	(15,414)

				$(4,861,607)

Strategic Bond Fund
Futures Contracts — Long
U.S. Treasury Long Bond	03/20/14	29	$3,721,063	$(32,328)
U.S. Treasury Note 10 Year	03/20/14	48	5,906,250	(55,672)
Ultra Long U.S. Treasury Bond	03/20/14	6	817,500	(11,832)

				$(99,832)

Futures Contracts — Short
U.S. Treasury Note 2 Year	03/31/14	70	$(15,386,875)	$30,944
U.S. Treasury Note 5 Year	03/31/14	57	(6,800,813)	100,010

				$130,954

S&P 500 Index Fund
Futures Contracts — Long
S&P 500 E Mini Index	03/21/14	615	$56,613,825	$1,974,359

S&P Mid Cap Index Fund
Futures Contracts — Long
S&P Midcap 400 E Mini Index	03/21/14	28	$3,750,320	$123,636

Russell 2000 Small Cap Index Fund
Futures Contracts — Long
Russell 2000 Mini Index	03/21/14	17	$1,974,380	$66,613

MSCI EAFE International Index Fund
Futures Contracts — Long
Mini MSCI	03/21/14	33	$3,164,370	$131,419

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Notes to Financial Statements (Continued)

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the

Notes to Financial Statements (Continued)

initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at December 31, 2013. A Fund’s current exposure to a counterparty is the fair value of the agreement.

Counterparty	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
PIMCO Total Return Fund*
Credit Default Swaps — Sell Protection†
OTC Swaps
Barclays Bank PLC	USD	17,100,000	3/20/16	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	$15,536	$(78,063)	$(62,527)
Barclays Bank PLC	USD	3,600,000	3/20/16	1.000%	United Mexican States (PIMCO Rating: BAA+)**	60,316	(17,371)	42,945

						75,852	(95,434)	(19,582)

Credit Suisse International	USD	6,100,000	6/20/16	1.000%	Federative Republic of Brazil (PIMCO Rating: BAA)**	(30,367)	(8,878)	(39,245)

Goldman Sachs International	USD	7,700,000	12/20/15	1.000%	United Mexican States (PIMCO Rating: BAA+)**	292,655	(207,341)	85,314
Goldman Sachs International	USD	4,300,000	3/20/16	1.000%	United Mexican States (PIMCO Rating: BAA+)**	184,059	(132,765)	51,294
Goldman Sachs International	USD	1,300,000	9/20/16	1.000%	United Mexican States (PIMCO Rating: BAA+)**	23,723	(6,020)	17,703

						500,437	(346,126)	154,311

JP Morgan Chase Bank	USD	400,000	9/20/16	1.000%	United Mexican States (PIMCO Rating: BAA+)**	3,141	2,306	5,447

UBS AG	USD	1,000,000	9/20/15	1.000%	United Mexican States (PIMCO Rating: BAA+)**	24,368	(14,146)	10,222
UBS AG	USD	5,400,000	9/20/16	1.000%	United Mexican States (PIMCO Rating: BAA+)**	97,230	(23,694)	73,536

						121,598	(37,840)	83,758

Centrally Cleared Swaps
	EUR	42,400,000	12/20/18	1.000%	CDX.ITRAXX MAIN 20††	800,357	30,141	830,498
	USD	14,200,000	12/20/18	1.000%	CDX.NA.IG.21††	112,304	141,890	254,194

						912,661	172,031	1,084,692

Notes to Financial Statements (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
PIMCO Total Return Fund* (Continued)
Interest Rate Swaps
OTC Swaps
Barclays Bank PLC	MXN	63,000,000	9/13/17	MXN TIIEMexican Banxico	Fixed 5.500%	$122,584	$(43,106)	$79,478
Barclays Bank PLC	MXN	98,000,000	9/02/22	MXN TIIEMexican Banxico	Fixed 6.000%	(268,547)	(51,278)	(319,825)

						(145,963)	(94,384)	(240,347)

Goldman Sachs Bank USA	BRL	1,100,000	1/02/17	BRL CETIP Interbank	Fixed 9.095%	(27,909)	-	(27,909)

JP Morgan Chase Bank	MXN	7,000,000	6/05/23	MXN TIIE Mexican Banxico	Fixed 6.000%	(11,326)	(17,271)	(28,597)

UBS AG	BRL	7,000,000	1/02/17	BRL CETIP Interbank	Fixed 8.900%	(187,825)	898	(186,927)

Centrally Cleared Swaps
	JPY	1,380,000,000	9/18/23	3-Month JPY-LIBOR-BBA	Fixed 1.000%	221,212	(338,141)	(116,929)
	USD	155,300,000	3/18/16	3-Month USD-LIBOR-BBA	Fixed 1.500%	(196,516)	1,225,068	1,028,552
	USD	15,700,000	12/16/16	3-Month USD-LIBOR-BBA	Fixed 1.500%	(25,994)	9,524	(16,470)
	USD	311,400,000	9/21/17	3-Month USD-LIBOR-BBA	Fixed 3.000%	(894,004)	2,414,025	1,520,021
	USD	53,000,000	10/15/17	Federal Funds Effective Rate US	Fixed 1.000%	(676,768)	(58,550)	(735,318)
	USD	107,800,000	6/19/43	3-Month USD-LIBOR-BBA	Fixed 2.750%	15,771,191	7,784,194	23,555,385
	USD	17,500,000	12/18/43	3-Month USD-LIBOR-BBA	Fixed 3.500%	720,552	690,905	1,411,457

						14,919,673	11,727,025	26,646,698

	Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Strategic Bond Fund***
Credit Default Swaps — Buy Protection
Centrally Cleared Swaps
	USD	1,560,000	12/20/18	(5.000%)	CDX.NA.HY.21††	$(32,172)	$(100,748)	$(132,920)

BRL	Brazilian Real
EUR	Euro
JPY	Japanese Yen
MXN	Mexican Peso
USD	U.S. Dollar
*	Collateral for swap agreements held by Barclays Bank PLC, Citigroup Global Markets, Inc., Credit Suisse International, and Goldman Sachs & Co., amounted to $185,000, $146,000, $126,000, and $4,828,000, in cash, respectively, at December 31, 2013; and collateral for swap agreements held by Barclays Bank PLC, Credit Suisse International, JP Morgan Chase Bank, Royal Bank of Scotland PLC, and UBS AG amounted to $283,328, $356,350, $2,212,449, $89,574, and $80,812 in securities, respectively, at December 31, 2013.
**	Rating is determined by Pacific Investment Management Company LLC and represents a weighted average rating of all securities in the underlying index for credit default swaps. The source of the ratings for the underlying securities are Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings. All ratings are as of the report date and do not reflect subsequent changes.
***	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $74,000 in cash at December 31, 2013.
†	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Pacific Investment Management Company LLC’s rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.
††	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Notes to Financial Statements (Continued)

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

Notes to Financial Statements (Continued)

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund(s) listed in the following table had open written option contracts at December 31, 2013. A Fund’s current exposure to a counterparty is the fair value of the contract.

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
PIMCO Total Return Fund
	136	3/14/14	Eurodollar Mid Curve Option 3 Year Put, Strike 97.38	$47,780	$68,000
Barclays Bank PLC	7,800,000	3/12/14	Interest Rate Swaption EUR 1 Year Call, Strike 0.40	15,079	4,283
Barclays Bank PLC	7,800,000	3/12/14	Interest Rate Swaption EUR 1 Year Put, Strike 0.40	17,089	10,669
Goldman Sachs Bank USA	73,600,000	1/27/14	Interest Rate Swaption USD 5 Year Call, Strike 1.40	129,744	1,283
Goldman Sachs Bank USA	73,600,000	1/27/14	Interest Rate Swaption USD 5 Year Put, Strike 2.00	472,820	94,883
Goldman Sachs Bank USA	7,800,000	3/12/14	Interest Rate Swaption EUR 1 Year Call, Strike 0.40	16,084	4,283
Goldman Sachs Bank USA	7,800,000	3/12/14	Interest Rate Swaption EUR 1 Year Put, Strike 0.40	16,084	10,669
Goldman Sachs Bank USA	28,100,000	3/31/14	Interest Rate Swaption USD 1 Year Put, Strike 2.00	30,688	51,575
JP Morgan Chase Bank	77,300,000	3/03/14	Interest Rate Swaption USD 5 Year Call, Strike 1.40	54,110	12,277
JP Morgan Chase Bank	77,300,000	3/03/14	Interest Rate Swaption USD 5 Year Put, Strike 1.80	417,420	693,659
JP Morgan Chase Bank	2,300,000	3/19/14	CDX.NA.IG.21 Index 5 Year Call, Strike 0.60	920	2,174
JP Morgan Chase Bank	2,300,000	3/19/14	CDX.NA.IG.21 Index 5 Year Put, Strike 0.90	3,795	1,024
Royal Bank of Scotland PLC	2,200,000	1/27/14	Interest Rate Swaption USD 10 Year Call, Strike 2.50	13,200	4
Royal Bank of Scotland PLC	2,200,000	1/27/14	Interest Rate Swaption USD 10 Year Put, Strike 3.50	17,490	571
Royal Bank of Scotland PLC	7,100,000	3/03/14	Interest Rate Swaption USD 10 Year Call, Strike 2.50	25,915	617

				$1,278,218	$955,971

EUR	Euro
USD	U.S. Dollar

Notes to Financial Statements (Continued)

Transactions in written option contracts during the year ended December 31, 2013, were as follows:

	Number of Contracts	Premiums Received
PIMCO Total Return Fund
Options outstanding at December 31, 2012	69,200,000	$526,218
Options written	823,100,618	2,958,340
Options terminated in closing purchase transactions	(21,200,000)	(110,340)
Options expired	(419,900,256)	(2,095,964)
Options exercised	(74,000,226)	(36)

Options outstanding at December 31, 2013	377,200,136	$1,278,218

Strategic Bond Fund
Options outstanding at December 31, 2012	17	$1,007
Options written	1,740,638	229,962
Options terminated in closing purchase transactions	(409)	(154,528)
Options expired	(1,740,246)	(76,441)

Options outstanding at December 31, 2013	-	$-

Structured Investments

A structured investment typically involves the deposit by a financial institution of one or more securities or other assets (the “underlying investments”) with a specially created corporation or trust, which in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities.

Structured securities may be highly volatile and their use by a Fund may not be successful. The terms of a structured security may create investment leverage. Structured securities are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

Notes to Financial Statements (Continued)

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2013, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements and Treasury Rolls

Each Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of

Notes to Financial Statements (Continued)

any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

Reverse repurchase agreements and Treasury rolls generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

A Fund accounts for a Treasury roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these Treasury roll transactions may be considered financing transactions, whereby the difference in the sales price and the future price is recorded as an adjustment to interest income.

The Funds have adopted the new disclosure requirements on offsetting in the following table. As such, the following table is a summary of the Fund(s) open Treasury rolls which are subject to a MNA on a net basis at December 31, 2013:

Counterparty	Treasury Roll Liabilities Subject to a MNA	Financial Instruments Available for Offset	Collateral Pledged	Net Amount
PIMCO Total Return Fund
Barclays Capital, Inc.	$24,327,549	$(24,322,570)	$ -	$4,979

The Fund(s) listed in the following table had reverse repurchase transactions during the year ended December 31, 2013:

PIMCO Total Return Fund
Average balance outstanding	$11,313,189
Maximum balance outstanding	$92,806,000
Average interest rate	(0.01%)
Weighted average maturity	7 days

Notes to Financial Statements (Continued)

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

The Fund(s) listed in the following table had Treasury roll transactions during the year ended December 31, 2013, which were accounted for as financing transactions:

PIMCO Total Return Fund
Average balance outstanding	$4,522,880
Weighted average interest rate	0.02%

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into Treasury roll transactions.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

Notes to Financial Statements (Continued)

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund may lend its securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At December 31, 2013 the Fund(s) collateral was equal to or greater than 100% of the market value of the securities on loan.

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the year ended December 31, 2013, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Large Cap Value Fund	$361,656	$72,413	$289,243
Fundamental Growth Fund	30,011	6,054	23,957
Growth Opportunities Fund	76,325	15,361	60,964
Small Company Value Fund	464,364	93,082	371,282
S&P Mid Cap Index Fund	74,180	14,871	59,309
Russell 2000 Small Cap Index Fund	346,944	69,497	277,447
Mid Cap Growth Equity II Fund	1,143,816	229,214	914,602
Small Cap Growth Equity Fund	1,338,037	268,734	1,069,303
Small Company Growth Fund	87,554	17,540	70,014
Diversified International Fund	210,785	45,239	165,546
MSCI EAFE International Index Fund	188,403	37,697	150,706
Overseas Fund	585,851	118,905	466,946

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Notes to Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

Each of the Diversified International Fund, MSCI EAFE International Index Fund, and Overseas Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees and Investment Subadvisers

Under agreements between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund's average daily net assets, at the annual rates shown in the following table.

Notes to Financial Statements (Continued)

MassMutual has also entered into investment subadvisory agreements for each fund with the unaffiliated investment subadviser(s) shown in the following table. MassMutual pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies and investment strategies.

The Funds’ subadvisory fees are paid by MassMutual out of the management fees.

Fund	Investment Management Fee	Investment Subadviser(s)
PIMCO Total Return Fund	0.35% on the first $3 billion; and	Pacific Investment Management Company LLC
0.32% on any excess over $3 billion
Strategic Bond Fund	0.55% on the first $200 million; and	Western Asset Management Company; and
	0.45% on any excess over $200 million	Western Asset Management Company Limited
Diversified Value Fund	0.50% on the first $400 million; and 0.475% on any excess over $400 million	Brandywine Global Investment Management, LLC; and Loomis, Sayles & Company, L.P.
Fundamental Value Fund	0.65% on the first $1.25 billion;	Wellington Management Company, LLP
0.625% on the next $250 million; and
0.60% on any excess over $1.5 billion
Large Cap Value Fund	0.65% on the first $750 million; and 0.60% on any excess over $750 million	Columbia Management Investment Advisers, LLC; and Huber Capital Management, LLC
S&P 500 Index Fund	0.10% on the first $2.5 billion;	Northern Trust Investments, Inc.
0.08% on the next $2.5 billion; and
0.05% on any excess over $5 billion
Focused Value Fund	0.69% on the first $1 billion; and	Harris Associates L.P.
0.64% on any excess over $1 billion
Fundamental Growth Fund	0.65%	Wellington Management Company, LLP
Blue Chip Growth Fund	0.65% on the first $750 million; and	T. Rowe Price Associates, Inc.
0.60% on any excess over $750 million
Growth Opportunities Fund	0.73% on the first $500 million; and	Delaware Investment Fund Advisers; and
	0.70% on any excess over $500 million	Sands Capital Management, LLC
Mid-Cap Value Fund	0.70% on the first $350 million; and	NFJ Investment Group LLC; and
	0.65% on any excess over $350 million	Systematic Financial Management, L.P.
Small Cap Value Equity Fund	0.75% on the first $350 million; and 0.70% on any excess over $350 million	Barrow, Hanley, Mewhinney & Strauss, LLC; and Wellington Management Company, LLP
Small Company Value Fund	0.85% on the first $750 million; and	EARNEST Partners, LLC;
	0.80% on any excess over $750 million	Federated Clover Investment Advisors; and
T. Rowe Price Associates, Inc.
S&P Mid Cap Index Fund	0.10%	Northern Trust Investments, Inc.
Russell 2000 Small Cap Index Fund	0.10%	Northern Trust Investments, Inc.
Mid Cap Growth Equity II Fund	0.75% on the first $2 billion; and 0.70% on any excess over $2 billion	Frontier Capital Management Company, LLC; and T. Rowe Price Associates, Inc.
Small Cap Growth Equity Fund	0.82% on the first $1 billion; and 0.80% on any excess over $1 billion	Timberline Asset Management LLC; Waddell & Reed Investment Management Company; and Wellington Management Company, LLP
Small Company Growth Fund *	0.85% on the first $350 million; and 0.80% on any excess over $350 million	Timberline Asset Management LLC
Diversified International Fund	0.90% on the first $250 million; and 0.88% on any excess over $250 million	J.P. Morgan Investment Management Inc.
MSCI EAFE International Index Fund	0.10%	Northern Trust Investments, Inc.

Notes to Financial Statements (Continued)

Fund	Investment Management Fee	Investment Subadviser(s)
Overseas Fund	1.00% on the first $750 million;	Harris Associates L.P.;
	0.975% on the next $500 million; and	J.P. Morgan Investment Management Inc.; and
	0.95% on any excess over $1.25 billion	Massachusetts Financial Services Company

*	Effective September 17, 2013, Timberline Asset Management LLC replaced Eagle Asset Management, Inc. and The Boston Company Asset Management, LLC as subadviser.

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class Z	Class I	Class S	Class Y	Class L	Class A	Class N
PIMCO Total Return Fund	0.0200%	None	0.1700%	0.2900%	0.3700%	0.2200%	0.2200%
Strategic Bond Fund	None	None	0.0500%	0.1000%	0.2500%	0.2500%	0.3000%
Diversified Value Fund	None	None	0.0583%	0.1583%	0.2683%	0.3083%	0.3683%
Fundamental Value Fund	0.0700%	None	0.2729%	0.3129%	0.4629%	0.4629%	0.5129%
Large Cap Value Fund	None	None	0.0844%	0.1744%	0.3244%	0.3244%	0.3744%
S&P 500 Index Fund*	0.0577%	0.1355%	0.3497%	0.3797%	0.4297%	0.4297%	0.4797%
Focused Value Fund	0.0700%	None	0.1844%	0.2844%	0.4344%	0.4344%	0.4844%
Fundamental Growth Fund	None	None	0.1629%	0.2029%	0.3529%	0.3529%	0.4029%
Blue Chip Growth Fund*	None	None	0.0985%	0.1585%	0.3185%	0.3185%	0.3485%
Growth Opportunities Fund	0.0944%	None	0.2444%	0.3444%	0.4944%	0.4944%	0.5444%
Mid-Cap Value Fund*	0.0800%	None	0.1000%	0.2000%	0.3500%	0.3500%	0.4000%
Small Cap Value Equity Fund	None	None	0.0500%	0.1500%	0.3000%	0.3000%	None
Small Company Value Fund	0.0600%	None	0.2493%	0.2893%	0.4393%	0.4393%	0.4893%
S&P Mid Cap Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	0.5500%	0.4500%	None
Russell 2000 Small Cap Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	0.5500%	0.4500%	None
Mid Cap Growth Equity II Fund	0.0600%	None	0.1844%	0.2744%	0.4244%	0.4244%	0.4744%
Small Cap Growth Equity Fund	0.0700%	None	0.1675%	0.3075%	0.4575%	0.4575%	0.5075%
Small Company Growth Fund	None	None	0.1591%	0.1991%	0.3491%	0.3491%	None
Diversified International Fund	None	None	0.0500%	0.1500%	0.3000%	0.3000%	None
MSCI EAFE International Index Fund	0.0500%	0.1500%	0.3000%	0.4000%	0.5500%	0.4500%	None
Overseas Fund	0.0700%	None	0.3543%	0.4043%	0.4543%	0.4543%	0.5043%

*	Prior to June 1, 2013, the administration fees per share class were as follows:

	Class Z	Class I	Class S	Class Y	Class L	Class A	Class N
S&P 500 Index Fund	0.0577%	0.1355%	0.3497%	0.3797%	0.5297%	0.5297%	0.5797%
Blue Chip Growth Fund	None	None	0.1585%	0.2885%	0.4085%	0.4085%	0.4585%
Mid-Cap Value Fund	0.0800%	None	0.1500%	0.2500%	0.4000%	0.4000%	0.4500%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to

Notes to Financial Statements (Continued)

Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. For the period January 1, 2013 through May 31, 2013, OppenheimerFunds Distributor, Inc. acted as a sub-distributor to each Fund. OppenheimerFunds Distributor, Inc. is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class Z	Class I	Class S	Class Y	Class L	Class A	Class N
S&P 500 Index Fund*	0.08%	None	None	None	None	0.65%	0.95%
Blue Chip Growth Fund**	None	None	0.76%	0.82%	0.98%	1.19%	1.51%
Mid-Cap Value Fund*	None	None	0.85%	0.95%	1.10%	1.35%	1.65%
S&P Mid Cap Index Fund**	0.19%	0.29%	0.44%	0.54%	0.69%	0.84%	None
Russell 2000 Small Cap Index Fund**	0.19%	0.29%	0.44%	0.54%	0.69%	0.84%	None
Diversified International Fund**	None	None	0.99%	1.09%	1.17%	1.42%	None
MSCI EAFE International Index Fund**	0.23%	0.33%	0.48%	0.58%	0.73%	0.88%	None

#	Acquired Fund fees and expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Effective June 1, 2013. Expense caps in effect through May 31, 2014.
**	Expense caps in effect through March 31, 2014.

MassMutual has contractually agreed to waive, through March 31, 2014, 0.15% of the management fee for each class of the Fundamental Value Fund, 0.02% of the management fee for each class of the Large Cap Value Fund, 0.05% of the management fee for each class of the S&P 500 Index Fund, 0.10% of the management fee for each class of the Focused Value Fund, 0.15% of the management fee for each class of the Growth Opportunities Fund, 0.08% of the management fee for each class of the Small Company Value Fund, 0.10% of the management fee for each class of the Mid Cap Growth Equity II Fund, 0.07% of the management fee for each class of the Small Cap Growth Equity Fund, and 0.31% of the management fee for each class of the Overseas Fund. For the period January 1, 2013 through March 31, 2013, MassMutual had contractually agreed to waive 0.10% of the management fee for each class of the Mid-Cap Value Fund. For the period April 1, 2013 through May 31, 2013, MassMutual had contractually agreed to waive 0.05%, and voluntarily agreed to waive an additional 0.05% of the management fee for each class of the Mid-Cap Value Fund.

MassMutual has contractually agreed to waive, through March 31, 2014, 0.09% of the administrative and shareholder service fee for Class S, and 0.03% of the administrative and shareholder service fee for Classes Y, L, A, and N of the Fundamental Growth Fund.

For the period January 1, 2013 through March 31, 2013, MassMutual had contractually agreed to waive 0.05% of the administrative and shareholder service fee for Class Z and 0.20% of the administrative and shareholder service fees for Classes L, A, and N of the S&P 500 Index Fund. For the period April 1, 2013 through May 31, 2013, MassMutual had contractually agreed to waive 0.05% of the administrative and shareholder service fee for Class Z, 0.10% of the administrative and shareholder service fee for Class L, and 0.20% of the administrative and shareholder service fee for Classes A and N of the S&P 500 Index Fund, and voluntarily agreed to waive an additional 0.10% of the administrative and shareholder service fee for Class L. For the period

Notes to Financial Statements (Continued)

April 1, 2013 through May 31, 2013, MassMutual had contractually agreed to waive 0.03% of the administrative and shareholder service fee for Class Z of the Mid-Cap Value Fund. Effective June 1, 2013 through May 31, 2014, MassMutual has contractually agreed to waive 0.08% of the administrative and shareholder service fee for Class Z of the Mid-Cap Value Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2013, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Diversified Value Fund	$14,344
Fundamental Value Fund	1,707
Large Cap Value Fund	128,787
Fundamental Growth Fund	8
Blue Chip Growth Fund	15,477
Growth Opportunities Fund	18,905
Mid-Cap Value Fund	36,738
Small Cap Value Equity Fund	9,409
Small Company Value Fund	139,865
Mid Cap Growth Equity II Fund	91,048
Small Cap Growth Equity Fund	192,443
Small Company Growth Fund	3,407
Diversified International Fund	1,583
Overseas Fund	3,519

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at December 31, 2013:

Total % Ownership by Related Party
PIMCO Total Return Fund	65.2%
Strategic Bond Fund	93.8%
Diversified Value Fund	56.9%
Fundamental Value Fund	78.0%
Large Cap Value Fund	94.3%

Notes to Financial Statements (Continued)

Total % Ownership by Related Party
S&P 500 Index Fund	61.8%
Focused Value Fund	82.3%
Fundamental Growth Fund	92.2%
Blue Chip Growth Fund	80.7%
Growth Opportunities Fund	68.8%
Mid-Cap Value Fund	89.7%
Small Cap Value Equity Fund	74.6%
Small Company Value Fund	75.1%
S&P Mid Cap Index Fund	74.7%
Russell 2000 Small Cap Index Fund	76.0%
Mid Cap Growth Equity II Fund	71.2%
Small Cap Growth Equity Fund	64.3%
Small Company Growth Fund	81.0%
Diversified International Fund	35.1%
MSCI EAFE International Index Fund	87.5%
Overseas Fund	89.4%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2013, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
PIMCO Total Return Fund	$10,735,081,889	$99,515,339	$10,787,293,305	$525,009,927
Strategic Bond Fund	551,833,179	40,700,768	575,242,612	20,766,542
Diversified Value Fund	-	152,598,346	-	167,666,524
Fundamental Value Fund	-	258,156,353	-	502,073,003
Large Cap Value Fund	-	157,271,132	-	309,137,046
S&P 500 Index Fund	-	264,824,702	-	271,297,320
Focused Value Fund	-	204,070,572	-	284,688,336
Fundamental Growth Fund	-	72,263,591	-	80,517,493
Blue Chip Growth Fund	-	347,953,408	-	570,422,052
Growth Opportunities Fund	-	231,417,151	-	201,637,857
Mid-Cap Value Fund	-	164,495,907	-	189,512,805
Small Cap Value Equity Fund	-	37,691,831	-	58,104,648
Small Company Value Fund	-	218,600,246	-	321,047,753
S&P Mid Cap Index Fund	-	77,170,139	-	64,694,119
Russell 2000 Small Cap Index Fund	-	67,893,841	-	63,030,130
Mid Cap Growth Equity II Fund	-	524,086,060	-	744,244,641
Small Cap Growth Equity Fund	-	848,479,814	-	952,878,050
Small Company Growth Fund	-	97,693,143	-	113,689,900
Diversified International Fund	-	85,354,107	-	100,814,769
MSCI EAFE International Index Fund	-	120,199,814	-	73,488,727
Overseas Fund	-	203,692,285	-	238,812,717

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

PIMCO Total Return Fund Class Z
Sold	13,753,784	$143,134,291	11,608,502	$122,626,107
Issued as reinvestment of dividends	1,129,818	11,471,890	1,595,738	16,804,076
Redeemed	(14,992,054)	(154,630,880)	(11,812,313)	(123,831,504)

Net increase (decrease)	(108,452)	$(24,699)	1,391,927	$15,598,679

PIMCO Total Return Fund Class S
Sold	4,053,910	$42,779,245	8,664,443	$90,101,608
Issued as reinvestment of dividends	439,966	4,462,843	566,408	5,958,767
Redeemed	(3,202,803)	(33,444,231)	(1,143,533)	(11,979,512)

Net increase (decrease)	1,291,073	$13,797,857	8,087,318	$84,080,863

PIMCO Total Return Fund Class Y
Sold	7,370,066	$76,971,887	9,562,510	$100,036,485
Issued as reinvestment of dividends	831,650	8,460,509	1,573,547	16,587,326
Redeemed	(18,695,524)	(194,354,103)	(11,096,945)	(117,048,409)

Net increase (decrease)	(10,493,808)	$(108,921,707)	39,112	$(424,598)

PIMCO Total Return Fund Class L
Sold	2,617,648	$26,949,998	3,568,814	$37,284,395
Issued as reinvestment of dividends	250,007	2,528,324	324,994	3,409,373
Redeemed	(1,707,218)	(17,715,147)	(1,106,143)	(11,477,242)

Net increase (decrease)	1,160,437	$11,763,175	2,787,665	$29,216,526

PIMCO Total Return Fund Class A
Sold	4,024,524	$42,259,105	11,338,554	$118,685,556
Issued as reinvestment of dividends	961,442	9,788,244	2,367,608	24,953,735
Redeemed	(31,865,608)	(330,238,591)	(11,562,362)	(121,236,127)

Net increase (decrease)	(26,879,642)	$(278,191,242)	2,143,800	$22,403,164

PIMCO Total Return Fund Class N
Sold	1,645,496	$17,121,254	2,275,455	$23,613,760
Issued as reinvestment of dividends	97,271	984,532	128,327	1,347,398
Redeemed	(1,134,222)	(11,766,300)	(579,194)	(6,083,184)

Net increase (decrease)	608,545	$6,339,486	1,824,588	$18,877,974

Strategic Bond Fund Class S
Sold	2,247,364	$22,988,263	1,537,226	$16,056,775
Issued as reinvestment of dividends	299,031	2,942,463	262,649	2,710,337
Redeemed	(2,158,945)	(22,090,290)	(1,456,093)	(15,013,618)

Net increase (decrease)	387,450	$3,840,436	343,782	$3,753,494

Strategic Bond Fund Class Y
Sold	2,107,853	$21,854,360	363,820	$3,764,002
Issued as reinvestment of dividends	135,451	1,334,194	79,366	819,920
Redeemed	(853,300)	(8,748,139)	(739,622)	(7,749,859)

Net increase (decrease)	1,390,004	$14,440,415	(296,436)	$(3,165,937)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Strategic Bond Fund Class L
Sold	433,402	$4,374,849	765,977	$7,866,379
Issued as reinvestment of dividends	43,560	428,199	99,486	1,025,610
Redeemed	(2,064,258)	(21,318,091)	(515,370)	(5,292,341)

Net increase (decrease)	(1,587,296)	$(16,515,043)	350,093	$3,599,648

Strategic Bond Fund Class A
Sold	512,240	$5,296,393	520,002	$5,319,578
Issued as reinvestment of dividends	96,635	948,955	103,337	1,064,311
Redeemed	(1,447,467)	(14,730,552)	(1,104,575)	(11,275,002)

Net increase (decrease)	(838,592)	$(8,485,204)	(481,236)	$(4,891,113)

Strategic Bond Fund Class N
Sold	26,207	$265,085	32,047	$329,049
Issued as reinvestment of dividends	2,786	27,214	2,899	29,706
Redeemed	(39,213)	(395,606)	(25,173)	(253,750)

Net increase (decrease)	(10,220)	$(103,307)	9,773	$105,005

Diversified Value Fund Class S
Sold	4,979,556	$58,485,685	4,833,624	$46,471,421
Issued as reinvestment of dividends	287,273	3,756,500	557,592	5,686,142
Redeemed	(4,980,006)	(61,522,330)	(5,254,982)	(52,010,822)

Net increase (decrease)	286,823	$719,855	136,234	$146,741

Diversified Value Fund Class Y
Sold	472,665	$5,645,264	170,865	$1,707,502
Issued as reinvestment of dividends	17,496	228,948	40,998	417,541
Redeemed	(688,434)	(7,895,247)	(1,105,302)	(11,252,048)

Net increase (decrease)	(198,273)	$(2,021,035)	(893,439)	$(9,127,005)

Diversified Value Fund Class L
Sold	363,468	$4,590,142	163,786	$1,608,757
Issued as reinvestment of dividends	3,329	43,729	15,740	160,779
Redeemed	(532,119)	(6,429,878)	(536,532)	(5,301,541)

Net increase (decrease)	(165,322)	$(1,796,007)	(357,006)	$(3,532,005)

Diversified Value Fund Class A
Sold	388,610	$4,582,023	293,643	$2,855,757
Issued as reinvestment of dividends	14,461	188,916	45,062	458,474
Redeemed	(976,817)	(11,940,394)	(752,343)	(7,383,812)

Net increase (decrease)	(573,746)	$(7,169,455)	(413,638)	$(4,069,581)

Diversified Value Fund Class N
Sold	1,378	$16,315	1,802	$17,528
Issued as reinvestment of dividends	52	678	186	1,900
Redeemed	(2,005)	(24,112)	(18,322)	(171,970)

Net increase (decrease)	(575)	$(7,119)	(16,334)	$(152,542)

Fundamental Value Fund Class Z
Sold	3,502,660	$47,143,591	5,439,181	$58,708,364
Issued as reinvestment of dividends	1,808,329	23,652,942	584,549	6,608,158
Redeemed	(3,634,819)	(49,286,011)	(6,362,272)	(71,200,264)

Net increase (decrease)	1,676,170	$21,510,522	(338,542)	$(5,883,742)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Fundamental Value Fund Class S
Sold	4,600,246	$59,579,209	5,388,814	$59,254,442
Issued as reinvestment of dividends	3,592,646	47,135,521	1,256,441	14,240,372
Redeemed	(11,182,695)	(149,560,044)	(4,373,146)	(48,825,801)

Net increase (decrease)	(2,989,803)	$(42,845,314)	2,272,109	$24,669,013

Fundamental Value Fund Class Y
Sold	3,002,558	$38,179,372	3,088,975	$34,147,377
Issued as reinvestment of dividends	1,388,327	18,173,206	405,902	4,587,261
Redeemed	(3,148,461)	(42,365,058)	(4,871,702)	(54,233,842)

Net increase (decrease)	1,242,424	$13,987,520	(1,376,825)	$(15,499,204)

Fundamental Value Fund Class L
Sold	2,297,749	$30,529,398	2,151,644	$23,484,212
Issued as reinvestment of dividends	909,553	11,951,527	292,107	3,313,139
Redeemed	(2,999,315)	(38,115,814)	(2,240,010)	(25,071,264)

Net increase (decrease)	207,987	$4,365,111	203,741	$1,726,087

Fundamental Value Fund Class A
Sold	2,486,055	$31,882,449	3,438,825	$37,366,493
Issued as reinvestment of dividends	1,759,506	22,908,771	745,414	8,356,864
Redeemed	(13,573,774)	(185,115,703)	(3,246,782)	(35,526,687)

Net increase (decrease)	(9,328,213)	$(130,324,483)	937,457	$10,196,670

Fundamental Value Fund Class N
Sold	15,807	$204,082	14,572	$159,379
Issued as reinvestment of dividends	7,869	101,897	1,245	13,802
Redeemed	(9,130)	(121,283)	(134,812)	(1,400,236)

Net increase (decrease)	14,546	$184,696	(118,995)	$(1,227,055)

Large Cap Value Fund Class S
Sold	2,970,686	$26,533,756	12,013,812	$130,767,940
Issued as reinvestment of dividends	2,725,963	25,050,796	13,280,467	104,118,858
Redeemed	(13,049,270)	(120,506,910)	(13,002,348)	(136,650,366)

Net increase (decrease)	(7,352,621)	$(68,922,358)	12,291,931	$98,236,432

Large Cap Value Fund Class Y
Sold	905,740	$8,291,561	1,042,169	$11,326,728
Issued as reinvestment of dividends	273,264	2,513,958	1,098,227	8,621,085
Redeemed	(865,640)	(7,810,359)	(5,323,188)	(57,043,459)

Net increase (decrease)	313,364	$2,995,160	(3,182,792)	$(37,095,646)

Large Cap Value Fund Class L
Sold	701,899	$6,525,035	797,546	$8,537,866
Issued as reinvestment of dividends	219,852	2,015,954	1,624,914	12,706,830
Redeemed	(3,224,752)	(27,734,890)	(1,918,100)	(20,784,951)

Net increase (decrease)	(2,303,001)	$(19,193,901)	504,360	$459,745

Large Cap Value Fund Class A
Sold	386,520	$3,479,576	328,151	$3,508,606
Issued as reinvestment of dividends	511,485	4,684,801	2,697,093	21,064,293
Redeemed	(2,868,184)	(26,011,699)	(4,526,975)	(48,678,324)

Net increase (decrease)	(1,970,179)	$(17,847,322)	(1,501,731)	$(24,105,425)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Large Cap Value Fund Class N
Sold	1,375	$12,202	1,263	$13,208
Issued as reinvestment of dividends	866	7,810	4,548	35,066
Redeemed	(5,166)	(44,625)	(34,263)	(360,386)

Net increase (decrease)	(2,925)	$(24,613)	(28,452)	$(312,112)

S&P 500 Index Fund Class Z
Sold	18,051,451	$280,265,845	3,609,888	$45,994,030
Issued as reinvestment of dividends	701,861	11,517,517	175,507	2,321,958
Redeemed	(951,068)	(14,944,509)	(831,197)	(10,828,926)

Net increase (decrease)	17,802,244	$276,838,853	2,954,198	$37,487,062

S&P 500 Index Fund Class I
Sold	12,423,486	$189,480,991	7,935,044	$100,792,509
Issued as reinvestment of dividends	1,540,728	25,329,514	1,437,330	19,055,127
Redeemed	(17,973,512)	(276,583,761)	(9,526,830)	(122,781,269)

Net increase (decrease)	(4,009,298)	$(61,773,256)	(154,456)	$(2,933,633)

S&P 500 Index Fund Class S
Sold	7,846,877	$120,753,517	6,403,026	$81,273,609
Issued as reinvestment of dividends	868,224	14,299,618	801,322	10,636,777
Redeemed	(11,973,795)	(185,737,359)	(5,570,896)	(72,427,098)

Net increase (decrease)	(3,258,694)	$(50,684,224)	1,633,452	$19,483,288

S&P 500 Index Fund Class Y
Sold	4,701,978	$71,998,259	2,701,886	$34,575,071
Issued as reinvestment of dividends	492,958	8,030,269	425,819	5,592,667
Redeemed	(5,799,776)	(88,788,852)	(4,283,529)	(55,103,051)

Net increase (decrease)	(604,840)	$(8,760,324)	(1,155,824)	$(14,935,313)

S&P 500 Index Fund Class L
Sold	4,837,227	$71,484,794	4,881,904	$62,340,231
Issued as reinvestment of dividends	220,588	3,595,570	445,257	5,839,922
Redeemed	(16,144,515)	(251,645,188)	(2,891,435)	(36,754,144)

Net increase (decrease)	(11,086,700)	$(176,564,824)	2,435,726	$31,426,009

S&P 500 Index Fund Class A
Sold	5,068,579	$76,083,132	4,905,729	$61,864,408
Issued as reinvestment of dividends	732,313	11,841,476	570,720	7,443,253
Redeemed	(3,648,746)	(56,042,291)	(4,841,177)	(61,248,591)

Net increase (decrease)	2,152,146	$31,882,317	635,272	$8,059,070

S&P 500 Index Fund Class N
Sold	72,480	$1,076,363	87,710	$1,111,041
Issued as reinvestment of dividends	5,887	94,321	4,871	62,915
Redeemed	(80,382)	(1,206,766)	(89,348)	(1,113,784)

Net increase (decrease)	(2,015)	$(36,082)	3,233	$60,172

Focused Value Fund Class Z
Sold	1,928,271	$43,359,209	1,980,770	$37,160,000
Issued as reinvestment of dividends	753,106	17,073,619	551,936	10,275,147
Redeemed	(1,962,278)	(44,932,382)	(1,167,847)	(21,994,038)

Net increase (decrease)	719,099	$15,500,446	1,364,859	$25,441,109

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Focused Value Fund Class S
Sold	2,308,453	$51,394,369	2,123,318	$40,579,705
Issued as reinvestment of dividends	1,451,720	32,964,044	1,260,455	23,508,062
Redeemed	(4,350,133)	(100,235,602)	(2,988,972)	(56,597,564)

Net increase (decrease)	(589,960)	$(15,877,189)	394,801	$7,490,203

Focused Value Fund Class Y
Sold	1,346,835	$29,933,532	638,501	$12,030,103
Issued as reinvestment of dividends	443,684	9,982,604	257,716	4,767,224
Redeemed	(674,828)	(15,274,303)	(1,356,761)	(25,688,977)

Net increase (decrease)	1,115,691	$24,641,833	(460,544)	$(8,891,650)

Focused Value Fund Class L
Sold	1,342,005	$29,742,538	939,789	$17,518,868
Issued as reinvestment of dividends	477,868	10,675,075	348,144	6,402,146
Redeemed	(1,211,123)	(26,799,506)	(947,596)	(17,583,316)

Net increase (decrease)	608,750	$13,618,107	340,337	$6,337,698

Focused Value Fund Class A
Sold	1,351,135	$29,375,005	843,725	$15,340,144
Issued as reinvestment of dividends	1,028,885	22,450,404	725,414	13,065,195
Redeemed	(1,468,681)	(31,752,882)	(1,410,723)	(25,747,346)

Net increase (decrease)	911,339	$20,072,527	158,416	$2,657,993

Focused Value Fund Class N
Sold	6,369	$136,005	6,268	$114,260
Issued as reinvestment of dividends	3,564	75,530	2,085	36,630
Redeemed	(3,203)	(69,060)	(70,091)	(1,195,755)

Net increase (decrease)	6,730	$142,475	(61,738)	$(1,044,865)

Fundamental Growth Fund Class S
Sold	2,392,074	$18,217,741	12,035,894	$77,239,723
Issued as reinvestment of dividends	475,901	3,826,185	86,947	577,327
Redeemed	(3,704,163)	(28,632,029)	(4,434,259)	(29,204,561)

Net increase (decrease)	(836,188)	$(6,588,103)	7,688,582	$48,612,489

Fundamental Growth Fund Class Y
Sold	242,734	$1,804,214	719,069	$4,433,500
Issued as reinvestment of dividends	33,310	264,472	3,865	25,356
Redeemed	(150,494)	(1,124,465)	(438,838)	(2,741,801)

Net increase (decrease)	125,550	$944,221	284,096	$1,717,055

Fundamental Growth Fund Class L
Sold	413,586	$3,049,964	703,182	$4,508,082
Issued as reinvestment of dividends	60,528	473,320	8,674	56,032
Redeemed	(738,575)	(5,434,707)	(310,591)	(1,995,084)

Net increase (decrease)	(264,461)	$(1,911,423)	401,265	$2,569,030

Fundamental Growth Fund Class A
Sold	755,704	$5,420,074	1,055,977	$6,544,276
Issued as reinvestment of dividends	138,924	1,054,418	5,973	37,567
Redeemed	(555,005)	(4,045,405)	(1,201,970)	(7,475,282)

Net increase (decrease)	339,623	$2,429,087	(140,020)	$(893,439)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Fundamental Growth Fund Class N
Sold	17,425	$121,649	22,769	$136,095
Issued as reinvestment of dividends	859	6,314	24	146
Redeemed	(37,248)	(267,741)	(44,245)	(260,773)

Net increase (decrease)	(18,964)	$(139,778)	(21,452)	$(124,532)

Blue Chip Growth Fund Class S
Sold	4,774,070	$71,966,885	11,960,055	$148,628,898
Issued as reinvestment of dividends	1,915,215	31,321,296	79,796	1,016,603
Redeemed	(7,427,117)	(110,862,716)	(5,245,585)	(64,749,981)

Net increase (decrease)	(737,832)	$(7,574,535)	6,794,266	$84,895,520

Blue Chip Growth Fund Class Y
Sold	2,261,924	$34,606,663	4,513,416	$53,494,955
Issued as reinvestment of dividends	695,710	11,315,198	18,691	237,195
Redeemed	(1,867,966)	(27,711,399)	(2,531,925)	(31,607,453)

Net increase (decrease)	1,089,668	$18,210,462	2,000,182	$22,124,697

Blue Chip Growth Fund Class L
Sold	2,373,156	$34,566,468	5,731,199	$70,367,941
Issued as reinvestment of dividends	897,231	14,476,149	11,471	144,653
Redeemed	(14,008,896)	(211,711,690)	(3,241,700)	(39,218,109)

Net increase (decrease)	(10,738,509)	$(162,669,073)	2,500,970	$31,294,485

Blue Chip Growth Fund Class A
Sold	1,513,088	$22,174,409	6,241,800	$73,783,497
Issued as reinvestment of dividends	745,070	11,708,339	-	-
Redeemed	(2,408,555)	(35,491,198)	(2,125,542)	(25,499,137)

Net increase (decrease)	(150,397)	$(1,608,450)	4,116,258	$48,284,360

Blue Chip Growth Fund Class N
Sold	4,899	$73,024	57,670	$695,024
Issued as reinvestment of dividends	4,087	61,904	-	-
Redeemed	(8,122)	(110,909)	(4,568)	(54,931)

Net increase (decrease)	864	$24,019	53,102	$640,093

Growth Opportunities Fund Class Z
Sold	5,643,165	$60,271,604	9,234,118	$79,436,197
Issued as reinvestment of dividends	883,271	9,670,057	-	-
Redeemed	(2,749,643)	(28,845,031)	(605,544)	(5,249,265)

Net increase (decrease)	3,776,793	$41,096,630	8,628,574	$74,186,932

Growth Opportunities Fund Class S
Sold	3,941,978	$38,763,395	11,405,037	$96,829,805
Issued as reinvestment of dividends	2,136,705	23,305,578	-	-
Redeemed	(6,392,009)	(65,433,419)	(12,701,837)	(108,707,944)

Net increase (decrease)	(313,326)	$(3,364,446)	(1,296,800)	$(11,878,139)

Growth Opportunities Fund Class Y
Sold	2,910,350	$28,554,364	2,319,906	$19,443,608
Issued as reinvestment of dividends	542,295	5,832,846	-	-
Redeemed	(990,047)	(9,928,658)	(1,206,746)	(10,396,322)

Net increase (decrease)	2,462,598	$24,458,552	1,113,160	$9,047,286

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Growth Opportunities Fund Class L
Sold	2,839,073	$27,825,233	7,079,566	$58,971,166
Issued as reinvestment of dividends	745,407	7,844,028	-	-
Redeemed	(3,450,391)	(34,361,525)	(975,788)	(8,190,219)

Net increase (decrease)	134,089	$1,307,736	6,103,778	$50,780,947

Growth Opportunities Fund Class A
Sold	4,371,222	$40,469,007	7,491,630	$60,391,803
Issued as reinvestment of dividends	1,230,577	12,468,783	-	-
Redeemed	(1,967,121)	(18,869,030)	(2,525,814)	(20,313,694)

Net increase (decrease)	3,634,678	$34,068,760	4,965,816	$40,078,109

Growth Opportunities Fund Class N
Sold	282	$2,510	1,276	$10,178
Issued as reinvestment of dividends	230	2,227	-	-
Redeemed	(723)	(7,146)	(1,404)	(11,039)

Net increase (decrease)	(211)	$(2,409)	(128)	$(861)

Mid-Cap Value Fund Class Z
Sold	1,226,302	$15,854,124	7,372,837	$80,616,006
Issued as reinvestment of dividends	56,201	801,273	113,821	1,254,247
Redeemed	(3,554,034)	(46,127,217)	(657,647)	(7,199,832)

Net increase (decrease)	(2,271,531)	$(29,471,820)	6,829,011	$74,670,421

Mid-Cap Value Fund Class S
Sold	1,678,185	$21,705,024	2,663,570	$28,124,912
Issued as reinvestment of dividends	65,122	930,260	74,827	824,409
Redeemed	(1,209,943)	(15,992,364)	(11,157,548)	(120,981,889)

Net increase (decrease)	533,364	$6,642,920	(8,419,151)	$(92,032,568)

Mid-Cap Value Fund Class Y
Sold	69,720	$895,619	41,390	$439,233
Issued as reinvestment of dividends	1,869	26,694	2,261	24,970
Redeemed	(48,339)	(622,515)	(51,099)	(540,475)

Net increase (decrease)	23,250	$299,798	(7,448)	$(76,272)

Mid-Cap Value Fund Class L
Sold	77,742	$983,355	106,440	$1,094,253
Issued as reinvestment of dividends	2,616	37,582	4,027	44,738
Redeemed	(109,992)	(1,410,424)	(234,058)	(2,506,995)

Net increase (decrease)	(29,634)	$(389,487)	(123,591)	$(1,368,004)

Mid-Cap Value Fund Class A
Sold	185,114	$2,384,136	108,350	$1,148,434
Issued as reinvestment of dividends	3,033	43,205	4,100	45,198
Redeemed	(168,144)	(2,170,437)	(174,077)	(1,856,340)

Net increase (decrease)	20,003	$256,904	(61,627)	$(662,708)

Mid-Cap Value Fund Class N
Sold	978	$12,116	1,304	$13,799
Issued as reinvestment of dividends	26	367	58	635
Redeemed	(1,349)	(18,160)	(1,128)	(11,959)

Net increase (decrease)	(345)	$(5,677)	234	$2,475

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Small Cap Value Equity Fund Class S
Sold	1,473,132	$19,295,976	3,979,111	$39,091,802
Issued as reinvestment of dividends	42,727	617,830	96,617	1,012,546
Redeemed	(3,065,163)	(39,648,458)	(3,441,212)	(34,763,002)

Net increase (decrease)	(1,549,304)	$(19,734,652)	634,516	$5,341,346

Small Cap Value Equity Fund Class Y
Sold	231,781	$2,820,930	216,445	$2,119,939
Issued as reinvestment of dividends	1,274	18,436	2,415	25,312
Redeemed	(177,968)	(2,290,165)	(258,700)	(2,598,123)

Net increase (decrease)	55,087	$549,201	(39,840)	$(452,872)

Small Cap Value Equity Fund Class L
Sold	184,114	$2,435,248	40,384	$408,680
Issued as reinvestment of dividends	605	8,740	1,537	16,072
Redeemed	(130,783)	(1,635,204)	(41,286)	(410,129)

Net increase (decrease)	53,936	$808,784	635	$14,623

Small Cap Value Equity Fund Class A
Sold	174,215	$2,206,629	152,142	$1,510,837
Issued as reinvestment of dividends	164	2,362	1,929	20,157
Redeemed	(220,702)	(2,904,973)	(188,778)	(1,875,735)

Net increase (decrease)	(46,323)	$(695,982)	(34,707)	$(344,741)

Small Cap Value Equity Fund Class N*
Sold	-	$-	40	$383
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(10)	(130)	(2,098)	(21,234)

Net increase (decrease)	(10)	$(130)	(2,058)	$(20,851)

Small Company Value Fund Class Z
Sold	2,679,586	$43,106,993	4,420,503	$58,953,359
Issued as reinvestment of dividends	907,117	14,378,790	258,812	3,559,203
Redeemed	(1,221,342)	(19,482,041)	(2,874,643)	(39,949,892)

Net increase (decrease)	2,365,361	$38,003,742	1,804,672	$22,562,670

Small Company Value Fund Class S
Sold	1,571,627	$24,849,547	2,927,865	$40,313,584
Issued as reinvestment of dividends	1,828,521	29,066,765	732,905	10,100,364
Redeemed	(4,453,914)	(71,881,915)	(5,115,964)	(68,929,197)

Net increase (decrease)	(1,053,766)	$(17,965,603)	(1,455,194)	$(18,515,249)

Small Company Value Fund Class Y
Sold	577,677	$9,000,768	351,226	$4,827,689
Issued as reinvestment of dividends	318,590	5,047,913	105,601	1,450,916
Redeemed	(590,924)	(9,601,171)	(2,190,011)	(30,295,056)

Net increase (decrease)	305,343	$4,447,510	(1,733,184)	$(24,016,451)

Small Company Value Fund Class L
Sold	503,156	$7,935,206	788,136	$10,545,677
Issued as reinvestment of dividends	259,768	4,076,915	119,919	1,633,377
Redeemed	(1,163,936)	(18,208,680)	(1,106,779)	(15,045,916)

Net increase (decrease)	(401,012)	$(6,196,559)	(198,724)	$(2,866,862)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Small Company Value Fund Class A
Sold	717,338	$10,957,079	879,754	$11,718,312
Issued as reinvestment of dividends	439,630	6,776,343	303,670	4,065,642
Redeemed	(4,793,082)	(78,026,324)	(1,879,188)	(24,941,608)

Net increase (decrease)	(3,636,114)	$(60,292,902)	(695,764)	$(9,157,654)

Small Company Value Fund Class N
Sold	720	$10,869	12,207	$160,669
Issued as reinvestment of dividends	1,498	22,321	375	4,881
Redeemed	(463)	(7,302)	(57,570)	(707,633)

Net increase (decrease)	1,755	$25,888	(44,988)	$(542,083)

S&P Mid Cap Index Fund Class Z##
Sold	3,626,503	$47,323,245	11,706,073	$120,401,870
Issued as reinvestment of dividends	1,128,317	13,624,924	63,122	690,555
Redeemed	(5,172,556)	(71,590,283)	(3,868,993)	(41,651,846)

Net increase (decrease)	(417,736)	$(10,642,114)	7,900,202	$79,440,579

S&P Mid Cap Index Fund Class I##
Sold	454,473	$5,889,993	10,010	$100,150
Issued as reinvestment of dividends	71,836	866,633	146	1,604
Redeemed	(63,549)	(829,560)	-	-

Net increase (decrease)	462,760	$5,927,066	10,156	$101,754

S&P Mid Cap Index Fund Class S##
Sold	228,781	$3,134,419	20,131	$210,517
Issued as reinvestment of dividends	38,283	460,630	292	3,191
Redeemed	(29,587)	(409,114)	(6)	(70)

Net increase (decrease)	237,477	$3,185,935	20,417	$213,638

S&P Mid Cap Index Fund Class Y##
Sold	837,661	$10,704,922	75,447	$778,528
Issued as reinvestment of dividends	150,904	1,816,197	1,101	12,023
Redeemed	(62,513)	(822,277)	(745)	(8,184)

Net increase (decrease)	926,052	$11,698,842	75,803	$782,367

S&P Mid Cap Index Fund Class L##
Sold	690,511	$9,326,127	14,804	$151,160
Issued as reinvestment of dividends	117,509	1,412,629	197	2,152
Redeemed	(38,709)	(525,167)	-	-

Net increase (decrease)	769,311	$10,213,589	15,001	$153,312

S&P Mid Cap Index Fund Class A##
Sold	695,254	$8,906,174	10,010	$100,150
Issued as reinvestment of dividends	106,038	1,276,101	123	1,347
Redeemed	(90,596)	(1,211,505)	-	-

Net increase (decrease)	710,696	$8,970,770	10,133	$101,497

Russell 2000 Small Cap Index Fund Class Z##
Sold	2,688,800	$35,172,674	12,189,631	$125,411,875
Issued as reinvestment of dividends	769,158	9,782,190	73,900	794,428
Redeemed	(4,449,855)	(59,933,988)	(4,344,552)	(46,608,154)

Net increase (decrease)	(991,897)	$(14,979,124)	7,918,979	$79,598,149

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Russell 2000 Small Cap Index Fund Class I##
Sold	925,327	$12,168,221	10,010	$100,149
Issued as reinvestment of dividends	126,651	1,607,287	154	1,658
Redeemed	(70,463)	(951,307)	-	-

Net increase (decrease)	981,515	$12,824,201	10,164	$101,807

Russell 2000 Small Cap Index Fund Class S##
Sold	756,333	$10,527,755	11,614	$117,079
Issued as reinvestment of dividends	108,326	1,371,512	173	1,860
Redeemed	(800,669)	(10,529,474)	-	-

Net increase (decrease)	63,990	$1,369,793	11,787	$118,939

Russell 2000 Small Cap Index Fund Class Y##
Sold	527,847	$6,563,979	11,417	$115,221
Issued as reinvestment of dividends	72,422	919,646	166	1,779
Redeemed	(38,270)	(511,299)	-	-

Net increase (decrease)	561,999	$6,972,326	11,583	$117,000

Russell 2000 Small Cap Index Fund Class L##
Sold	387,270	$5,210,333	15,756	$159,856
Issued as reinvestment of dividends	54,722	692,058	221	2,375
Redeemed	(20,068)	(270,872)	-	-

Net increase (decrease)	421,924	$5,631,519	15,977	$162,231

Russell 2000 Small Cap Index Fund Class A##
Sold	400,089	$5,045,763	10,010	$100,148
Issued as reinvestment of dividends	51,213	648,582	130	1,403
Redeemed	(39,610)	(519,903)	-	-

Net increase (decrease)	411,692	$5,174,442	10,140	$101,551

Mid Cap Growth Equity II Fund Class Z
Sold	4,445,998	$77,333,692	5,811,158	$89,263,622
Issued as reinvestment of dividends	1,620,418	28,897,423	1,090,347	16,353,319
Redeemed	(2,188,296)	(38,659,382)	(5,106,425)	(79,545,549)

Net increase (decrease)	3,878,120	$67,571,733	1,795,080	$26,071,392

Mid Cap Growth Equity II Fund Class S
Sold	4,206,849	$74,898,543	4,650,664	$72,241,904
Issued as reinvestment of dividends	3,186,422	56,638,118	2,490,846	37,267,088
Redeemed	(6,817,344)	(118,841,020)	(7,787,696)	(119,837,459)

Net increase (decrease)	575,927	$12,695,641	(646,186)	$(10,328,467)

Mid Cap Growth Equity II Fund Class Y
Sold	2,627,288	$45,398,829	3,503,315	$53,922,582
Issued as reinvestment of dividends	1,552,676	27,213,847	1,143,806	16,920,942
Redeemed	(3,374,592)	(60,287,752)	(3,634,469)	(56,895,200)

Net increase (decrease)	805,372	$12,324,924	1,012,652	$13,948,324

Mid Cap Growth Equity II Fund Class L
Sold	1,921,072	$32,598,699	2,036,921	$30,481,885
Issued as reinvestment of dividends	2,275,984	38,826,831	1,898,518	27,443,165
Redeemed	(4,600,136)	(78,197,967)	(5,559,987)	(83,675,279)

Net increase (decrease)	(403,080)	$(6,772,437)	(1,624,548)	$(25,750,229)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Mid Cap Growth Equity II Fund Class A
Sold	1,331,338	$21,542,129	2,225,702	$32,513,736
Issued as reinvestment of dividends	2,187,780	35,689,859	2,158,780	30,060,774
Redeemed	(8,592,180)	(143,642,525)	(4,150,237)	(60,740,668)

Net increase (decrease)	(5,073,062)	$(86,410,537)	234,245	$1,833,842

Mid Cap Growth Equity II Fund Class N
Sold	18,065	$284,395	22,739	$323,952
Issued as reinvestment of dividends	14,897	231,834	13,026	174,480
Redeemed	(51,255)	(825,131)	(47,446)	(668,951)

Net increase (decrease)	(18,293)	$(308,902)	(11,681)	$(170,519)

Small Cap Growth Equity Fund Class Z
Sold	3,987,350	$72,104,147	2,252,254	$34,646,245
Issued as reinvestment of dividends	1,882,886	34,384,646	520,472	7,744,622
Redeemed	(2,383,876)	(45,505,297)	(2,238,568)	(34,629,147)

Net increase (decrease)	3,486,360	$60,983,496	534,158	$7,761,720

Small Cap Growth Equity Fund Class S
Sold	4,723,077	$86,633,321	2,962,254	$46,061,848
Issued as reinvestment of dividends	4,627,400	84,174,946	1,747,067	25,943,940
Redeemed	(9,165,858)	(167,955,425)	(4,982,724)	(76,627,295)

Net increase (decrease)	184,619	$2,852,842	(273,403)	$(4,621,507)

Small Cap Growth Equity Fund Class Y
Sold	954,284	$17,058,243	612,749	$9,451,156
Issued as reinvestment of dividends	675,316	11,953,451	232,886	3,383,837
Redeemed	(1,382,119)	(25,084,607)	(1,541,912)	(23,772,530)

Net increase (decrease)	247,481	$3,927,087	(696,277)	$(10,937,537)

Small Cap Growth Equity Fund Class L
Sold	494,669	$8,538,545	726,728	$10,796,704
Issued as reinvestment of dividends	382,194	6,568,617	212,957	3,019,731
Redeemed	(1,960,453)	(35,193,089)	(1,168,112)	(17,315,741)

Net increase (decrease)	(1,083,590)	$(20,085,927)	(228,427)	$(3,499,306)

Small Cap Growth Equity Fund Class A
Sold	701,267	$11,723,841	576,240	$8,226,157
Issued as reinvestment of dividends	706,736	11,526,808	277,602	3,778,165
Redeemed	(1,568,491)	(26,157,725)	(1,874,078)	(26,814,151)

Net increase (decrease)	(160,488)	$(2,907,076)	(1,020,236)	$(14,809,829)

Small Cap Growth Equity Fund Class N
Sold	13,566	$212,148	13,900	$195,883
Issued as reinvestment of dividends	6,210	95,810	2,326	30,326
Redeemed	(20,290)	(308,976)	(13,908)	(188,880)

Net increase (decrease)	(514)	$(1,018)	2,318	$37,329

Small Company Growth Fund Class S
Sold	870,306	$11,065,960	2,017,508	$21,224,140
Issued as reinvestment of dividends	551,874	6,616,967	-	-
Redeemed	(1,595,834)	(20,870,800)	(2,267,321)	(24,299,385)

Net increase (decrease)	(173,654)	$(3,187,873)	(249,813)	$(3,075,245)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Small Company Growth Fund Class Y
Sold	13,309	$179,643	30,725	$336,127
Issued as reinvestment of dividends	37,214	443,586	-	-
Redeemed	(9,323)	(126,553)	(70,894)	(791,292)

Net increase (decrease)	41,200	$496,676	(40,169)	$(455,165)

Small Company Growth Fund Class L
Sold	87,787	$1,105,663	198,054	$2,058,822
Issued as reinvestment of dividends	69,848	814,425	-	-
Redeemed	(278,370)	(3,271,502)	(154,497)	(1,572,055)

Net increase (decrease)	(120,735)	$(1,351,414)	43,557	$486,767

Small Company Growth Fund Class A
Sold	102,985	$1,259,026	112,135	$1,137,411
Issued as reinvestment of dividends	138,248	1,551,144	-	-
Redeemed	(231,653)	(2,838,603)	(282,179)	(2,868,673)

Net increase (decrease)	9,580	$(28,433)	(170,044)	$(1,731,262)

Small Company Growth Fund Class N***
Sold	-	$-	-	$-
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(14,944)	(180,354)	(11,489)	(105,362)

Net increase (decrease)	(14,944)	$(180,354)	(11,489)	$(105,362)

Diversified International Fund Class S
Sold	4,191,134	$29,641,386	6,207,201	$37,254,486
Issued as reinvestment of dividends	495,046	3,639,926	687,327	4,392,023
Redeemed	(6,874,311)	(47,840,472)	(4,850,851)	(29,899,232)

Net increase (decrease)	(2,188,131)	$(14,559,160)	2,043,677	$11,747,277

Diversified International Fund Class Y
Sold	848	$6,155	1,522	$9,523
Issued as reinvestment of dividends	273	2,053	310	2,025
Redeemed	(2)	(12)	(2)	(10)

Net increase (decrease)	1,119	$8,196	1,830	$11,538

Diversified International Fund Class L
Sold	145	$1,054	104,929	$629,097
Issued as reinvestment of dividends	33	248	-	-
Redeemed	(1,257)	(8,982)	(467,443)	(2,937,350)

Net increase (decrease)	(1,079)	$(7,680)	(362,514)	$(2,308,253)

Diversified International Fund Class A
Sold	59,401	$430,182	19,321	$118,056
Issued as reinvestment of dividends	1,868	13,693	2,770	17,645
Redeemed	(70,214)	(508,157)	(67,567)	(410,047)

Net increase (decrease)	(8,945)	$(64,282)	(45,476)	$(274,346)

Diversified International Fund Class N**
Sold			-	$-
Issued as reinvestment of dividends			-	-
Redeemed			(10,000)	(58,616)

Net increase (decrease)			(10,000)	$(58,616)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

MSCI EAFE International Index Fund Class Z#
Sold	5,788,938	$74,798,065	19,584,280	$207,417,447
Issued as reinvestment of dividends	842,008	10,874,483	122,857	1,430,052
Redeemed	(3,814,510)	(51,137,996)	(8,902,330)	(99,572,527)

Net increase (decrease)	2,816,436	$34,534,552	10,804,807	$109,274,972

MSCI EAFE International Index Fund Class I#
Sold	801,347	$10,268,989	10,009	$100,100
Issued as reinvestment of dividends	47,145	608,464	125	1,457
Redeemed	(87,008)	(1,139,815)	-	-

Net increase (decrease)	761,484	$9,737,638	10,134	$101,557

MSCI EAFE International Index Fund Class S#
Sold	22,370	$296,697	11,499	$117,023
Issued as reinvestment of dividends	1,717	22,144	138	1,607
Redeemed	(7,031)	(96,882)	-	-

Net increase (decrease)	17,056	$221,959	11,637	$118,630

MSCI EAFE International Index Fund Class Y#
Sold	361,389	$4,519,137	11,324	$115,227
Issued as reinvestment of dividends	19,448	250,948	114	1,330
Redeemed	(61,083)	(803,182)	(1,306)	(15,225)

Net increase (decrease)	319,754	$3,966,903	10,132	$101,332

MSCI EAFE International Index Fund Class L#
Sold	140,585	$1,848,685	24,772	$269,625
Issued as reinvestment of dividends	8,503	109,492	127	1,475
Redeemed	(11,859)	(161,215)	(14,242)	(158,413)

Net increase (decrease)	137,229	$1,796,962	10,657	$112,687

MSCI EAFE International Index Fund Class A#
Sold	245,455	$3,122,914	10,010	$100,100
Issued as reinvestment of dividends	13,863	178,634	102	1,189
Redeemed	(26,682)	(349,998)	-	-

Net increase (decrease)	232,636	$2,951,550	10,112	$101,289

Overseas Fund Class Z
Sold	5,154,282	$42,836,489	7,358,197	$49,478,990
Issued as reinvestment of dividends	764,562	6,192,954	728,952	4,927,715
Redeemed	(9,689,230)	(80,115,652)	(13,052,264)	(90,382,945)

Net increase (decrease)	(3,770,386)	$(31,086,209)	(4,965,115)	$(35,976,240)

Overseas Fund Class S
Sold	3,014,588	$25,163,124	7,765,200	$53,202,848
Issued as reinvestment of dividends	491,633	3,987,151	264,582	1,791,221
Redeemed	(2,970,552)	(24,288,994)	(3,368,839)	(23,049,971)

Net increase (decrease)	535,669	$4,861,281	4,660,943	$31,944,098

Overseas Fund Class Y
Sold	2,106,989	$16,862,758	1,436,163	$9,689,813
Issued as reinvestment of dividends	231,583	1,868,875	121,740	820,526
Redeemed	(1,855,019)	(15,824,719)	(4,865,443)	(32,914,649)

Net increase (decrease)	483,553	$2,906,914	(3,307,540)	$(22,404,310)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Overseas Fund Class L
Sold	1,369,000	$11,339,748	1,197,932	$8,062,206
Issued as reinvestment of dividends	51,510	419,289	17,924	121,522
Redeemed	(2,117,812)	(17,059,255)	(1,812,526)	(12,882,030)

Net increase (decrease)	(697,302)	$(5,300,218)	(596,670)	$(4,698,302)

Overseas Fund Class A
Sold	1,086,852	$8,887,577	1,394,424	$9,214,961
Issued as reinvestment of dividends	151,696	1,207,500	79,745	531,101
Redeemed	(1,766,584)	(14,600,220)	(1,107,561)	(7,381,044)

Net increase (decrease)	(528,036)	$(4,505,143)	366,608	$2,365,018

Overseas Fund Class N
Sold	13,162	$103,171	39,459	$272,572
Issued as reinvestment of dividends	1,808	14,208	526	3,469
Redeemed	(5,949)	(47,508)	(4,409)	(30,030)

Net increase (decrease)	9,021	$69,871	35,576	$246,011

*	Class N shares were eliminated as of June 18, 2013.
**	Class N shares were eliminated as of January 19, 2012.
***	Class N shares were eliminated as of August 27, 2013.
#	Fund commenced operations on July 25, 2012.
##	Fund commenced operations on July 26, 2012.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended December 31, 2013, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended December 31, 2013, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At December 31, 2013, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund	$2,011,343,764	$40,722,012	$(34,161,922)	$6,560,090
Strategic Bond Fund	178,861,442	4,390,676	(4,538,586)	(147,910)
Diversified Value Fund	281,271,533	106,107,215	(876,612)	105,230,603
Fundamental Value Fund	987,136,070	459,022,446	(7,532,586)	451,489,860
Large Cap Value Fund	397,871,920	88,904,982	(3,310,192)	85,594,790
S&P 500 Index Fund	1,991,069,965	1,162,824,451	(50,536,058)	1,112,288,393
Focused Value Fund	614,068,561	299,750,480	-	299,750,480

Notes to Financial Statements (Continued)

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Fundamental Growth Fund	$99,758,229	$29,723,427	$(377,014)	$29,346,413
Blue Chip Growth Fund	735,058,329	417,354,169	(561,559)	416,792,610
Growth Opportunities Fund	559,643,488	298,820,961	(1,660,645)	297,160,316
Mid-Cap Value Fund	135,035,424	28,549,492	(1,791,045)	26,758,447
Small Cap Value Equity Fund	107,018,430	48,592,896	(899,115)	47,693,781
Small Company Value Fund	393,151,826	159,952,635	(8,082,200)	151,870,435
S&P Mid Cap Index Fund	118,171,938	24,213,731	(1,558,289)	22,655,442
Russell 2000 Small Cap Index Fund	114,012,950	26,670,627	(2,545,378)	24,125,249
Mid Cap Growth Equity II Fund	1,309,897,744	634,400,951	(14,816,942)	619,584,009
Small Cap Growth Equity Fund	861,658,514	246,306,166	(9,790,791)	236,515,375
Small Company Growth Fund	63,344,539	7,560,514	(1,413,221)	6,147,293
Diversified International Fund	140,836,392	28,590,884	(2,279,236)	26,311,648
MSCI EAFE International Index Fund	170,001,907	43,089,560	(1,879,195)	41,210,365
Overseas Fund	538,135,255	137,614,873	(8,711,415)	128,903,458

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2013, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
Strategic Bond Fund	$-	$4,220,698	$-
Diversified Value Fund	-	81,826,120	-
Mid-Cap Value Fund	-	13,105,064	-
Small Cap Value Equity Fund	-	17,916,362	-
Diversified International Fund	12,970,723	62,822,946	511,296
Overseas Fund	-	95,910,358	-

At December 31, 2013, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
PIMCO Total Return Fund	$2,258,225	$-
Strategic Bond Fund	2,583,518	2,001,034
Diversified International Fund	2,601,255	-

Net capital loss carryforwards for the Funds shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Notes to Financial Statements (Continued)

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2014, post-October capital losses:

Post-October Loss
PIMCO Total Return Fund	$8,829,013
Strategic Bond Fund	650,955
S&P 500 Index Fund	5,043,073
Diversified International Fund	2,909,269

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2014, late year ordinary losses:

Amount
Diversified International Fund	$168,951

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
PIMCO Total Return Fund	$35,128,993	$2,567,349	$-
Strategic Bond Fund	5,681,025	-	-
Diversified Value Fund	4,218,771	-	-
Fundamental Value Fund	21,355,025	102,568,839	-
Large Cap Value Fund	33,877,314	396,559	-
S&P 500 Index Fund	52,292,203	22,416,099	-
Focused Value Fund	22,188,930	71,033,388	-
Fundamental Growth Fund	1,688,612	3,936,097	-
Blue Chip Growth Fund	303,436	68,579,450	-
Growth Opportunities Fund	68,924	59,054,791	-
Mid-Cap Value Fund	1,839,381	-	-
Small Cap Value Equity Fund	647,368	-	-
Small Company Value Fund	11,512,856	47,856,222	-
S&P Mid Cap Index Fund	4,150,699	15,356,819	-
Russell 2000 Small Cap Index Fund	7,329,705	9,585,552	-
Mid Cap Growth Equity II Fund	10,398,563	177,099,895	-
Small Cap Growth Equity Fund	59,219,448	89,484,835	-
Small Company Growth Fund	-	9,426,159	-
Diversified International Fund	3,650,196	-	5,725
MSCI EAFE International Index Fund	6,284,526	5,788,897	-
Overseas Fund	13,690,370	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
PIMCO Total Return Fund	$65,092,340	$3,968,335	$-
Strategic Bond Fund	5,613,265	-	-
Diversified Value Fund	6,724,836	-	-

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
Fundamental Value Fund	$37,015,877	$-	$-
Large Cap Value Fund	6,689,783	139,858,959	-
S&P 500 Index Fund	50,952,630	-	-
Focused Value Fund	17,281,371	40,774,091	-
Fundamental Growth Fund	637,547	58,881	-
Blue Chip Growth Fund	1,398,451	-	-
Mid-Cap Value Fund	2,194,280	-	-
Small Cap Value Equity Fund	1,074,087	-	-
Small Company Value Fund	7,249,069	13,565,322	-
S&P Mid Cap Index Fund	1,263,014	38,734	-
Russell 2000 Small Cap Index Fund	1,327,669	5,042	-
Mid Cap Growth Equity II Fund	3,634,475	124,590,604	-
Small Cap Growth Equity Fund	-	43,900,621	-
Diversified International Fund	4,411,709	-	-
MSCI EAFE International Index Fund	1,578,651	16,555	-
Overseas Fund	8,195,701	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2013:

Amount
Diversified International Fund	$140,395
MSCI EAFE International Index Fund	146,901
Overseas Fund	413,731

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2013, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
PIMCO Total Return Fund	$1,315,390	$(2,258,225)	$(9,224,376)	$21,536,414
Strategic Bond Fund	170,413	(8,805,249)	(680,013)	(150,064)
Diversified Value Fund	1,120,983	(81,826,120)	(94,049)	105,230,603
Fundamental Value Fund	451,618	27,804,335	(297,497)	451,497,458
Large Cap Value Fund	2,404,914	5,408,212	(219,202)	85,608,098
S&P 500 Index Fund	-	-	(5,605,440)	1,112,288,393
Focused Value Fund	-	17,723,068	(183,073)	299,750,480
Fundamental Growth Fund	38,999	1,382,038	(17,906)	29,346,413
Blue Chip Growth Fund	-	-	(219,355)	416,794,723
Growth Opportunities Fund	-	12,019,436	(118,560)	297,160,316
Mid-Cap Value Fund	149,204	(13,105,064)	(33,469)	26,758,447
Small Cap Value Equity Fund	20,806	(17,916,362)	(27,282)	47,693,781
Small Company Value Fund	253,019	5,170,681	(136,580)	151,870,435
S&P Mid Cap Index Fund	280,924	492,921	(6,191)	22,655,443

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Russell 2000 Small Cap Index Fund	$279,077	$2,813,216	$(5,552)	$24,125,247
Mid Cap Growth Equity II Fund	8,017,522	19,855,721	(365,849)	619,583,870
Small Cap Growth Equity Fund	5,596,405	19,569,703	(182,809)	236,515,376
Small Company Growth Fund	-	1,326,317	(21,959)	6,147,293
Diversified International Fund	-	(78,906,220)	(3,115,248)	26,311,012
MSCI EAFE International Index Fund	63,545	177,931	(8,511)	41,215,646
Overseas Fund	13,566,369	(95,910,358)	(175,620)	129,113,343

During the year ended December 31, 2013, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
PIMCO Total Return Fund	$108	$(11,830,087)	$11,829,979
Strategic Bond Fund	20	(1,225,718)	1,225,698
Diversified Value Fund	35	4,243	(4,278)
Fundamental Value Fund	(234,553)	130,159	104,394
Large Cap Value Fund	79	123,188	(123,267)
S&P 500 Index Fund	(4,669,088)	(1,620,129)	6,289,217
Focused Value Fund	71	(20,545)	20,474
Fundamental Growth Fund	7	(160,852)	160,845
Blue Chip Growth Fund	(2,764,601)	1,562,718	1,201,883
Growth Opportunities Fund	(1,216,445)	(524,308)	1,740,753
Mid-Cap Value Fund	14	23,922	(23,936)
Small Cap Value Equity Fund	(3,454)	28,707	(25,253)
Small Company Value Fund	53	(304,697)	304,644
S&P Mid Cap Index Fund	3	(35)	32
Russell 2000 Small Cap Index Fund	2	14,465	(14,467)
Mid Cap Growth Equity II Fund	146	(10,008,373)	10,008,227
Small Cap Growth Equity Fund	(266,875)	(2,976,901)	3,243,776
Small Company Growth Fund	(311,584)	(32,567)	344,151
Diversified International Fund	(5,710)	282,208	(276,498)
MSCI EAFE International Index Fund	4	(67,797)	67,793
Overseas Fund	66	(5,270,665)	5,270,599

The Funds did not have any unrecognized tax benefits at December 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2013, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are

Notes to Financial Statements (Continued)

indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund, plus interest and the Official Committee’s court costs, are approximately $1,621,800 and $1,186,430, respectively.

In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to December 31, 2013, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select PIMCO Total Return Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Large Cap Value Fund, MM S&P 500 Index Fund, MassMutual Select Focused Value Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Diversified International Fund, MM MSCI EAFE® International Index Fund, and MassMutual Select Overseas Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers, and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2014

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2013; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, CT 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 71	Chairman Trustee	Since 2010 Since 1996	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 65	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 55	Trustee	Since 2012	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	92	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 59	Trustee	Since 2012	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 67	Trustee	Since 2003	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 71	Trustee	Since 1996	Retired; Consultant (1999-2009).	131***	Trustee (since 2000), Denver Board - Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 62	Trustee	Since 2012	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	92	Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 61	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 68	Trustee	Since 2003	Retired.	94^	Director (since 2013) Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 58	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2006), MassMutual International LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 49	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	92

Andrew M. Goldberg Age: 47	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	92

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 48	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	92

Philip S. Wellman Age: 49	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	92

Eric H. Wietsma Age: 47	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2013, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Value Fund	100.00%
Fundamental Value Fund	100.00%
Large Cap Value Fund	30.56%
S&P 500 Index® Fund	100.00%
Focused Value Fund	45.22%
Fundamental Growth Fund	100.00%
Blue Chip Growth Fund	100.00%
Growth Opportunities Fund	100.00%
Mid-Cap Value Fund	100.00%
Small Cap Value Equity Fund	100.00%
Small Company Value Fund	39.63%
S&P Mid Cap Index Fund	28.29%
Russell 2000 Small Cap Index Fund	12.41%
Mid Cap Growth Equity II Fund	78.56%
Small Cap Growth Equity Fund	4.18%

For the year ended December 31, 2013, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
Diversified International Fund	$2,801,705
MSCI EAFE International Index Fund	3,675,361
Overseas Fund	8,876,912

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2013:

Qualified Dividend Income
Diversified Value Fund	$4,218,771
Fundamental Value Fund	21,355,025
Large Cap Value Fund	12,963,968
S&P 500 Index® Fund	54,224,091
Focused Value Fund	10,720,669
Fundamental Growth Fund	1,688,613
Blue Chip Growth Fund	303,436
Growth Opportunities Fund	68,924
Mid-Cap Value Fund	1,839,381
Small Cap Value Equity Fund	647,368
Small Company Value Fund	4,753,669
S&P Mid Cap Index Fund	1,192,842
Russell 2000 Small Cap Index Fund	934,763
Mid Cap Growth Equity II Fund	8,840,344
Small Cap Growth Equity Fund	2,598,600
Diversified International Fund	2,633,102
MSCI EAFE International Index Fund	3,240,521
Overseas Fund	8,217,513

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2013, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), approved a new subadvisory agreement (“New Subadvisory Agreement”) with Timberline Asset Management LLC (“Timberline”) for the Small Company Growth Fund (the “Fund”). In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MassMutual and considered a wide range of information about, among other things: (i) Timberline and its respective personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that Timberline will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of Timberline; and (v) the fees payable to Timberline by MassMutual for the Fund and the effect of such fees on the profitability to MassMutual.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MassMutual’s projected levels of profitability due to the New Subadvisory Agreement were not excessive and the subadvisory fee amounts under the New Subadvisory Agreement are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of Timberline appear well suited to the Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

The New Subadvisory Agreement became effective on September 17, 2013.

At their meeting in November 2013, the Contract Committee (the “Committee”) and the Trustees, including the Independent Trustees, reviewed and approved a proposal to revise the management fee breakpoints of the Strategic Bond Fund, Fundamental Value Fund, Large Cap Value Fund, Growth Opportunities Fund, Mid Cap Growth Equity II Fund, Small Cap Growth Equity Fund, Diversified International Fund, and Overseas Fund (the “Funds”). In arriving at their decision, the Trustees considered materials provided by MassMutual, including revised profitability schedules for the Funds.

The amendments to the management agreements for the Funds are expected to become effective on April 1, 2014.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2013

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2013:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2013.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
PIMCO Total Return Fund
Class Z	$1,000	0.40%	$1,014.50	$2.05	$1,023.40	$2.06
Class S	1,000	0.55%	1,013.00	2.82	1,022.70	2.83
Class Y	1,000	0.67%	1,012.90	3.44	1,022.10	3.45
Class L	1,000	0.75%	1,012.20	3.85	1,021.70	3.86
Class A	1,000	0.85%	1,012.20	4.36	1,021.10	4.38
Class N	1,000	1.10%	1,010.50	5.63	1,019.90	5.66
Strategic Bond Fund
Class S	1,000	0.71%	1,012.30	3.64	1,021.90	3.66
Class Y	1,000	0.75%	1,011.80	3.84	1,021.70	3.86
Class L	1,000	0.93%	1,010.10	4.76	1,020.70	4.79
Class A	1,000	1.16%	1,009.50	5.94	1,019.60	5.97
Class N	1,000	1.46%	1,007.20	7.47	1,018.00	7.51

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Diversified Value Fund
Class S	$1,000	0.59%	$1,165.80	$3.26	$1,022.50	$3.04
Class Y	1,000	0.69%	1,165.60	3.81	1,022.00	3.55
Class L	1,000	0.80%	1,165.10	4.41	1,021.40	4.12
Class A	1,000	1.09%	1,163.30	6.01	1,019.90	5.61
Class N	1,000	1.40%	1,161.30	7.71	1,018.30	7.20
Fundamental Value Fund
Class Z	1,000	0.59%	1,134.70	3.21	1,022.50	3.04
Class S	1,000	0.79%	1,133.60	4.29	1,021.50	4.07
Class Y	1,000	0.83%	1,132.80	4.51	1,021.20	4.27
Class L	1,000	0.98%	1,131.80	5.32	1,020.50	5.05
Class A	1,000	1.24%	1,131.40	6.73	1,019.20	6.38
Class N	1,000	1.53%	1,129.00	8.30	1,017.70	7.87
Large Cap Value Fund
Class S	1,000	0.75%	1,141.60	4.09	1,021.70	3.86
Class Y	1,000	0.84%	1,140.70	4.58	1,021.20	4.33
Class L	1,000	0.99%	1,140.30	5.40	1,020.40	5.10
Class A	1,000	1.24%	1,137.40	6.75	1,019.20	6.38
Class N	1,000	1.54%	1,135.60	8.38	1,017.60	7.92
S&P 500 Index Fund
Class Z	1,000	0.08%	1,163.00	0.44	1,025.10	0.41
Class I	1,000	0.20%	1,161.30	1.10	1,024.50	1.03
Class S	1,000	0.42%	1,160.90	2.31	1,023.30	2.17
Class Y	1,000	0.45%	1,160.50	2.48	1,023.20	2.32
Class L	1,000	0.50%	1,159.80	2.75	1,022.90	2.58
Class A	1,000	0.65%	1,159.80	3.58	1,022.20	3.35
Class N	1,000	0.95%	1,157.10	5.22	1,020.60	4.89
Focused Value Fund
Class Z	1,000	0.68%	1,158.40	3.74	1,022.00	3.50
Class S	1,000	0.80%	1,157.80	4.40	1,021.40	4.12
Class Y	1,000	0.90%	1,157.20	4.95	1,020.90	4.63
Class L	1,000	1.05%	1,156.70	5.77	1,020.10	5.40
Class A	1,000	1.30%	1,154.80	7.14	1,018.90	6.69
Class N	1,000	1.60%	1,153.00	8.78	1,017.30	8.22
Fundamental Growth Fund
Class S	1,000	0.81%	1,173.50	4.49	1,021.40	4.17
Class Y	1,000	0.91%	1,173.40	5.04	1,020.80	4.69
Class L	1,000	1.06%	1,172.70	5.87	1,020.10	5.46
Class A	1,000	1.31%	1,171.60	7.25	1,018.80	6.74
Class N	1,000	1.61%	1,170.00	8.90	1,017.30	8.28
Blue Chip Growth Fund
Class S	1,000	0.76%	1,261.70	4.38	1,021.60	3.91
Class Y	1,000	0.82%	1,260.70	4.72	1,021.30	4.22
Class L	1,000	0.98%	1,259.70	5.64	1,020.50	5.05
Class A	1,000	1.19%	1,258.80	6.85	1,019.40	6.12
Class N	1,000	1.51%	1,257.00	8.68	1,017.80	7.76

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Growth Opportunities Fund
Class Z	$1,000	0.69%	$1,264.20	$3.98	$1,022.00	$3.55
Class S	1,000	0.84%	1,263.20	4.84	1,021.20	4.33
Class Y	1,000	0.94%	1,262.60	5.42	1,020.70	4.84
Class L	1,000	1.09%	1,261.20	6.28	1,019.90	5.61
Class A	1,000	1.34%	1,259.30	7.71	1,018.70	6.89
Class N	1,000	1.64%	1,257.40	9.43	1,017.10	8.43
Mid-Cap Value Fund
Class Z	1,000	0.75%	1,175.90	4.16	1,021.70	3.86
Class S	1,000	0.85%	1,175.60	4.71	1,021.10	4.38
Class Y	1,000	0.95%	1,174.60	5.26	1,020.60	4.89
Class L	1,000	1.10%	1,174.10	6.09	1,019.90	5.66
Class A	1,000	1.35%	1,172.50	7.47	1,018.60	6.94
Class N	1,000	1.65%	1,170.20	9.12	1,017.10	8.48
Small Cap Value Equity Fund
Class S	1,000	0.85%	1,200.90	4.77	1,021.10	4.38
Class Y	1,000	0.95%	1,199.70	5.32	1,020.60	4.89
Class L	1,000	1.10%	1,199.80	6.17	1,019.90	5.66
Class A	1,000	1.35%	1,197.70	7.56	1,018.60	6.94
Small Company Value Fund
Class Z	1,000	0.86%	1,165.90	4.75	1,021.10	4.43
Class S	1,000	1.05%	1,164.60	5.79	1,020.10	5.40
Class Y	1,000	1.09%	1,164.80	6.01	1,019.90	5.61
Class L	1,000	1.24%	1,163.80	6.84	1,019.20	6.38
Class A	1,000	1.49%	1,162.10	8.21	1,017.90	7.66
Class N	1,000	1.79%	1,160.10	9.85	1,016.40	9.20
S&P Mid Cap Index Fund
Class Z	1,000	0.19%	1,163.40	1.05	1,024.50	0.98
Class I	1,000	0.29%	1,163.30	1.60	1,024.00	1.50
Class S	1,000	0.44%	1,161.80	2.42	1,023.20	2.27
Class Y	1,000	0.54%	1,161.80	2.97	1,022.70	2.78
Class L	1,000	0.69%	1,161.10	3.80	1,022.00	3.55
Class A	1,000	0.84%	1,160.10	4.62	1,021.20	4.33
Russell 2000 Small Cap Index Fund
Class Z	1,000	0.19%	1,195.80	1.06	1,024.50	0.98
Class I	1,000	0.29%	1,195.90	1.62	1,024.00	1.50
Class S	1,000	0.44%	1,194.50	2.46	1,023.20	2.27
Class Y	1,000	0.54%	1,193.70	3.02	1,022.70	2.78
Class L	1,000	0.69%	1,193.00	3.86	1,022.00	3.55
Class A	1,000	0.84%	1,192.40	4.69	1,021.20	4.33
Mid Cap Growth Equity II Fund
Class Z	1,000	0.73%	1,190.50	4.07	1,021.80	3.76
Class S	1,000	0.86%	1,189.70	4.80	1,021.10	4.43
Class Y	1,000	0.95%	1,189.10	5.30	1,020.60	4.89
Class L	1,000	1.10%	1,188.20	6.13	1,019.90	5.66
Class A	1,000	1.34%	1,186.90	7.47	1,018.70	6.89
Class N	1,000	1.65%	1,184.90	9.19	1,017.10	8.48

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Small Cap Growth Equity Fund
Class Z	$1,000	0.85%	$1,226.20	$4.82	$1,021.10	$4.38
Class S	1,000	0.95%	1,225.80	5.39	1,020.60	4.89
Class Y	1,000	1.09%	1,224.70	6.18	1,019.90	5.61
Class L	1,000	1.24%	1,223.40	7.02	1,019.20	6.38
Class A	1,000	1.49%	1,222.30	8.44	1,017.90	7.66
Class N	1,000	1.79%	1,219.80	10.12	1,016.40	9.20
Small Company Growth Fund
Class S	1,000	1.24%	1,177.80	6.88	1,019.20	6.38
Class Y	1,000	1.27%	1,176.90	7.04	1,019.00	6.53
Class L	1,000	1.43%	1,176.00	7.93	1,018.20	7.35
Class A	1,000	1.67%	1,174.00	9.25	1,017.00	8.58
Diversified International Fund
Class S	1,000	0.99%	1,187.30	5.52	1,020.40	5.10
Class Y	1,000	1.09%	1,188.00	6.08	1,019.90	5.61
Class L	1,000	1.17%	1,186.80	6.52	1,019.50	6.02
Class A	1,000	1.42%	1,185.40	7.91	1,018.20	7.30
MSCI EAFE International Index Fund
Class Z	1,000	0.23%	1,180.70	1.28	1,024.30	1.19
Class I	1,000	0.33%	1,179.50	1.83	1,023.80	1.70
Class S	1,000	0.48%	1,179.10	2.67	1,023.00	2.47
Class Y	1,000	0.58%	1,178.10	3.22	1,022.50	2.99
Class L	1,000	0.73%	1,177.50	4.05	1,021.80	3.76
Class A	1,000	0.88%	1,176.30	4.88	1,021.00	4.53
Overseas Fund
Class Z	1,000	0.85%	1,181.20	4.72	1,021.10	4.38
Class S	1,000	1.13%	1,180.30	6.28	1,019.70	5.82
Class Y	1,000	1.18%	1,178.90	6.55	1,019.50	6.07
Class L	1,000	1.23%	1,178.30	6.83	1,019.20	6.33
Class A	1,000	1.48%	1,177.50	8.21	1,017.90	7.61
Class N	1,000	1.78%	1,175.40	9.87	1,016.40	9.15

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2013, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

March 1, 2014

©2014 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.	L4543 314 RS-33426-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the RetireSMARTSM Series of the MassMutual Select Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are.”

December 31, 2013

Stocks in 2013: Strong performance and record highs

I am pleased to present you with the Annual Report for the RetireSMARTSM Series of the MassMutual Select Funds, covering the year ended December 31, 2013. Investors drove U.S. stocks to their strongest annual performance since 1995, navigating political battles over the federal budget and U.S. debt ceiling and finding optimism in general economic improvement here and abroad, stronger corporate earnings, and the continuation of the Federal Reserve’s Quantitative Easing stimulus program. Many of the most widely followed U.S. stock indexes reached new highs in 2013, but domestic bonds – other than high-yield bonds – struggled, turning negative for the first year since 1999. Foreign stocks of developed markets also rewarded investors, with Japanese stocks rising sharply. In a turnabout from the general trend, stocks from emerging markets struggled.

After a strong year for stocks like 2013, MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Remember, the financial markets go up and down – and it is nearly impossible to predict their future direction. But while you cannot control the direction of the markets, adhering to certain investment guidelines, such as the ones below, can help you throughout the retirement planning process.

Investment guidelines to keep in mind

Keep your eye on the future and stay current with your long-term plan

One of the most important aspects of retirement planning is identifying your long-term financial goals. While much will happen over the course of your career, keeping your eye on your long-term income needs is one of the best ways to help yourself reach your objectives.

Diversify your retirement investing strategy

One of the greatest advantages you have when you diversify your investment choices among different stock, bond, and short-term/money market investments is that these three distinct investment types tend to behave differently under various economic conditions. Diversifying your retirement strategy allows you to participate in the performance of different investments while helping manage your portfolio’s overall exposure to any one or two investment types.*

A financial professional can help you along the way

If you work with a financial professional, this may be an excellent time to consult him or her so that together, you can monitor and evaluate your personal retirement investment strategy. He or she can help you consider, for example, whether or not you should rebalance your portfolio in view of stocks’ sizable 2013 gains. (Rebalancing is a way to help you ensure that one or more strong-performing asset classes do not occupy a larger portion of your portfolio than you intended.) Your financial professional can also help you identify any other adjustments that you may need to make based on your evolving, long-term financial objectives.

Save as much as you can

In retirement planning, as in life itself, there are so many things you cannot control. But you can control how often and how much you save. Contributing regularly and as much as you can to your retirement strategy, and increasing those contributions as you are able, may play an important role in helping you to keep your investment goals on track, regardless of how the financial markets perform.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MassMutual RetireSMARTSM Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” Our customers matter most to us, and our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms. The calendar page turning from one year to the next can be a good time for you to assess your financial situation, focus on your strategy for the future, and meet with your financial professional, if you work with one. Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are. Thank you for putting your trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited)

December 31, 2013

Stock investors flourish amid central bank support

Investors drove many U.S. stock indexes to record highs in 2013 – and domestic bonds had a negative year for the first time since 1999 – in an environment that featured the continuation of the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”) and brought multiple political standoffs over fiscal legislation, a partial government shutdown, improvement in economic indicators in the U.S., and varying degrees of economic and market strength in Europe and the Far East.

The Fed continued its ongoing effort to foster an environment accommodative to economic growth. The central bank helped keep short-term interest rates at historically low levels by maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed’s QE purchases of mortgage-backed securities and longer-dated Treasuries totaled $85 billion per month, which helped support the prices of bonds by helping keep demand high for much of the year and contributed to the positive environment for stocks.

The Fed kept QE in full force for the entire year and spurred considerable disruption in both the stock and bond markets when Fed Chairman Bernanke appeared before Congress on May 22 and indicated that the central bank was considering some near-term “tapering” or reduction of its bond purchases. The Fed’s policy announcement on September 18 offered a positive surprise to markets by indicating there would be no imminent changes to QE, as most observers had anticipated the implementation of at least a token decrease in the Fed’s monthly purchases. A market-moving event occurred on December 18, when the Fed unveiled its decision to reduce the monthly bond purchases in QE from $85 billion to $75 billion starting in January 2014. Although improving economic conditions had put the possibility of tapering QE on the front burner once again, many observers expected the central bank to postpone the move, as it had in September. The Fed’s proposed cutback of $10 billion per month was near the low end of expectations for the initial reduction, which helped soften the blow. The Fed also reiterated that short-term rates would remain at current levels, saying the central bank won’t raise short-term rates until well past the time that the unemployment rate declines below 6.5%. The Fed’s December 18 statement indicated Fed officials expect short-term rates to be lower than 1% through the end of 2015, which brought some clarity to the Fed’s near-term plans, and investors drove up stocks in response.

Oil started 2013 at nearly $92 per barrel, dipped to less than $85 in April, crested above $110 in early September, and closed the year at about $98. Gas prices rose substantially in the first quarter of 2013, but declined throughout the fourth quarter of 2013, giving consumers some relief at the pumps at the end of the year. The average price moved in a range between approximately $3.55 and $3.75 per gallon for much of the second and third quarters before dropping to around $3.40 by the end of the year. Gold lost much of its luster with investors who sought the higher returns generated by equities and other investments in the positive market environment. The precious metal led off the year at around $1,657 per ounce, headed downward until early July, staged a summer rally that lost steam as the third quarter drew to a close, and finished the year lower at $1,205.

Market performance

Equity markets rewarded investors substantially in 2013, with U.S. stocks showcasing their best performance since 1995. The NASDAQ Composite® Index, the major technology stock benchmark, returned 40.12% for the year and was the leader among U.S. broad-market indexes. The Russell 2000® Index, representing small-capitalization stocks, finished the year near the top of the pile with a 38.82% increase. The S&P 500® Index of large-capitalization U.S. stocks posted a 32.39% advance, while the blue-chip Dow Jones Industrial AverageSM rose 29.65%. The Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (EAFE®) Index, a barometer for foreign stocks in developed markets, gained 22.78%, benefiting from the strong performance of Japanese stocks, which rose 57% and had their best performance in 40 years. Stocks from developing economies did not fare as well, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, lost 2.60% during 2013.

Bonds largely struggled during the 12 months, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, declining 2.02%. The yield of the 10-year U.S. Treasury note advanced (and its price declined) over the course of the year from 1.83% to 3.02%, taking a very choppy route to make the climb, as wary investors sold notes in reaction to signals from the Fed about the reduction of QE. The yield of the 10-year note is a key benchmark in determining mortgage rates, and its advance caused a slowdown in mortgage sales. Conversely, unrelenting low shorter-term interest rates

3

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited) (Continued)

continued to take their toll, with shorter-term debt investments barely managing to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.37%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.05%. Fixed-income investors sought the higher returns offered by high-yield bonds, which helped the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, advance 7.44% for the year.*

First quarter 2013: stocks outperform bonds to start the year

Congressional votes to secure passage of a deal to avert the “fiscal cliff” were confirmed late on January 1, 2013. (The fiscal cliff was a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) In February, equity investors focused on the specter of sequestration – the automatic, across-the-board series of spending cuts to government agencies set to go into effect March 1, 2013. Ultimately, in March, Congress passed a stopgap spending bill to keep the federal government running through September 2013. Also in March, the Department of Labor reported that the U.S. unemployment rate fell to its lowest level since December 2008, and the Fed continued its commitment to keep the federal funds rate between 0% and 0.25% – announcing at the same time that it would maintain QE.

U.S. and foreign stocks rose in the first quarter of 2013, outperforming their fixed-income counterparts. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.)

Overseas, the Japanese Cabinet approved a ¥20 trillion (yen) ($224 billion) stimulus package in January 2013, which was expected to create 600,000 jobs and help repair tsunami-ravaged coastland. Evidence of a possible slowdown in China caused concern over the world’s second-largest economy, but Chinese lending reached a two-year high and aggregate financing increased substantially, which indicated improving conditions. In March, banks in Cyprus, experiencing hard times because of their investments in Greek sovereign debt, took a $10 billion bailout from the European Union and the International Monetary Fund to resolve the country’s banking crisis – although the deal restricted Cyprus’s financial industry and limited its status as an offshore tax haven.

Second quarter 2013: prospect of Fed tapering gives investors pause

While stock prices advanced during April and much of May, they gave up a significant portion of those gains following Ben Bernanke’s May 22 remarks to Congress about tapering QE. The Fed chairman stated that the central bank might begin tapering bond purchases in its QE program later in 2013 if warranted by U.S. economic data. Despite the jitters this announcement sent through the markets, U.S. stocks ultimately managed to move higher during the second quarter.

Interest rates rose in the wake of Bernanke’s QE comments when investors sold bonds on the belief that demand would decline if the Fed were to stop its bond purchases, and ensuing price declines drove interest rates higher. Interestingly, concern about the end of QE gave new life to investors’ “bad news is good news” response to economic data. For example, the Commerce Department’s third and final estimate of first-quarter economic growth, released on June 26, came in at 1.8%, well below the previous estimate of 2.4%. Under normal circumstances, weaker-than-expected economic growth would tend to drive down stock prices. However, the news helped shares advance, as investors were hopeful that the disappointing data might convince the Fed to continue with QE for a while longer.

Also weighing on U.S. stocks late in the period was a swoon in Japanese equity prices. Japan’s stock market had been on a tear since mid-November 2012, and when the Bank of Japan announced a massive QE program of its own in April, the rally in that nation’s stocks accelerated, only to reverse sharply along with U.S. shares following Bernanke’s congressional testimony. Emerging markets, including Brazil and China, struggled with lackluster economic growth.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

4

MassMutual RetireSMARTSM Funds – Economic and Market Overview (Unaudited) (Continued)

Third quarter 2013: stocks on top; Fed comes to the rescue

U.S. stocks posted strong returns in the third quarter of 2013. Share prices moved higher in July, but backed off in August, as investors remained uncertain of the Fed’s tapering timetable. Disappointing quarterly news from companies regarded as bellwethers for the broader economy, including Wal-Mart Stores and Cisco Systems, weighed on the market in August, as did the growing likelihood of U.S. military strikes in Syria in retaliation for the Assad regime’s alleged use of chemical weapons there.

Stocks rebounded again in September in the midst of talk of a possible diplomatic solution to the crisis in Syria. The market also got a lift from news that former U.S. Treasury Secretary Larry Summers was withdrawing from consideration as a possible replacement for Fed Chairman Bernanke, who would step down in January 2014. Summers’ decision cleared the field for Fed Vice Chair Janet Yellen, a stronger proponent of QE. President Obama ultimately nominated Yellen for the post in early October.

On the heels of the big boost stocks and bonds got from the Fed’s September 18 announcement that QE would continue, the final week of the quarter brought stock-price declines attributable to investor concerns about two looming issues. The first was a federal government shutdown that ultimately came to pass on October 1 due to Congress’s inability to reach a funding agreement prior to the September 30 deadline, and the second was a political stalemate over the U.S. debt ceiling, which needed resolution by mid-October to prevent a default.

Fourth quarter 2013: stocks power ahead through government shutdown, possible Fed tapering

Investors largely stood their ground through the political fiscal wrangling and potential Fed actions, and U.S. stocks notched impressive gains in the fourth quarter of 2013 to cap a banner year that saw most of the popular equity benchmarks record a series of new all-time highs.

Sixteen days into the shutdown, Congress finally approved a measure on October 16 that provided funding for the government until mid-January, along with a temporary extension of the U.S. debt ceiling until February 7, 2014. President Obama signed the bill into law in the early hours of October 17, and most federal workers returned to work that same day. The move alleviated fears that the nation would not pay its bills and ended the shutdown, which had been in effect since October 1. The stock market responded with strong gains during the month of October, and the momentum carried over into November, bolstered by upward revisions to economic growth figures, improved consumer confidence, and a reduction in a key interest rate by the European Central Bank, which also sent European equities higher.

In December, equities rose, but the results did not come easily. The major equity market indexes experienced losses in the first two weeks of the month, reflecting investor concerns that the market might be overpriced and lingering questions about the Fed’s timeline for the tapering of QE. In fact, the S&P 500’s decline of 1.6% in the second week of December was its worst weekly performance since August. Sentiment improved in the third week of the month, as the market received clear communication from the Fed of its plans to reduce its bond purchases and, more importantly, its commitment to keep short-term rates very low as it does so.

Stocks in the U.S. also rose during the latter part of December following the passage of a two-year budget agreement that appeared to reduce the risk of another government shutdown, which represented a welcome departure from the political brinksmanship that has characterized most Congressional budget debates over the past few years. A sizable upward revision in the government’s December 20 release of estimated third-quarter economic growth to a healthy 4.1% from 3.6% was another positive catalyst.

As 2013 transitioned into 2014, stock investors focused on the factors likely to impact the markets in the year ahead, with the imminent reduction of QE at the top of the list. As we prepared this report in early January 2014, the Senate confirmed Janet L. Yellen as the first woman to lead the Federal Reserve. Ms. Yellen will succeed outgoing Chairman Ben Bernanke on February 1, 2014, coming in at a time when the Fed is looking to balance economic growth with the tapering of QE. Investors will also keep an eye out for improving economic growth here and abroad to help create a favorable environment for stocks and bonds. We believe these important issues and numerous others will come into play as investors navigate the world’s financial markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (risk-based) Series, and who is the Series’ investment adviser?

The MassMutual RetireSMART (risk-based) Series (the “Series”) comprises four Funds – each of which has a “fund of funds” structure. The four Funds are RetireSMART Conservative Fund, RetireSMART Moderate Fund, RetireSMART Moderate Growth Fund, and RetireSMART Growth Fund. All Funds in the Series seek to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Each Fund seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by Massachusetts Mutual Life Insurance Company (MassMutual), and OppenheimerFunds, which are advised by OFI Global Asset Management, Inc. (OFI Global), a majority owned, indirect subsidiary of MassMutual. Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Series’ investment adviser is MassMutual.

Each Fund’s assets are allocated among its Underlying Funds according to an asset allocation strategy, as follows:

•	RetireSMART Conservative Fund: Assets are allocated among Underlying Funds using a conservative asset allocation strategy (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 30% of its assets invested in equity and similar funds and approximately 70% invested in fixed income funds, including money market funds.

•	RetireSMART Moderate Fund: Assets are allocated among Underlying Funds using a moderate asset allocation strategy (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 60% of its assets invested in equity and similar funds and approximately 40% invested in fixed income funds, including money market funds.

•	RetireSMART Moderate Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for moderate growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds.

•	RetireSMART Growth Fund: Assets are allocated among Underlying Funds using an asset allocation strategy that emphasizes the potential for growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 97% of its assets invested in equity and similar funds and approximately 3% invested in fixed income funds, including money market funds.

6

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended December 31, 2013?

The return of each Fund’s Class S shares is shown below. Also shown are the returns of each Fund’s Custom Index; the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

	Fund’s Class S Shares Return	Custom Index Return	Lipper Balanced Fund Index Return	Barclays U.S. Aggregate Bond Index Return	S&P 500 Index Return
RetireSMART Conservative Fund	6.29%	7.16%	16.52%	-2.02%*	32.39%
RetireSMART Moderate Fund	14.56%	16.70%	16.52%	-2.02%	32.39%*
RetireSMART Moderate Growth Fund	21.91%	25.23%	16.52%	-2.02%	32.39%*
RetireSMART Growth Fund	25.93%	29.53%	16.52%	-2.02%	32.39%*

* Benchmark return

All of the RetireSMART Funds underperformed their respective custom indexes for the 12-month period, as well as the S&P 500 Index. Of the four RetireSMART Funds, only RetireSMART Moderate Growth and RetireSMART Growth Fund outperformed the Lipper Balanced Fund Index. All four Funds substantially outperformed Barclays U.S. Aggregate Bond Index for the year.

Custom RetireSMART Indexes:

•	The Custom RetireSMART Conservative Index comprises the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays U.S. Aggregate Bond Index, and the Citigroup 3-Month U.S. Treasury Bill Index The weightings of each index are generally static but may be adjusted from time to time to reflect RetireSMART Conservative Fund’s target asset allocation.

•	The Custom RetireSMART Moderate Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are generally static but may be adjusted from time to time to reflect RetireSMART Moderate Fund’s target asset allocation.

•	The Custom RetireSMART Moderate Growth Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are generally static but may be adjusted from time to time to reflect RetireSMART Moderate Growth Fund’s target asset allocation.

•	The Custom RetireSMART Growth Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are generally static but may be adjusted from time to time to reflect RetireSMART Growth Fund’s target asset allocation.

7

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The largest impact on the Series’ performance during the period was the Underlying Funds’ allocation to fixed-income (bonds) versus equities (stocks). Equity markets delivered extraordinary gains during 2013, while U.S. Treasury bonds posted losses, as interest rates rose. As a result, the Funds with a higher equity (stock) allocation – such as RetireSMART Moderate Growth and RetireSMART Growth – experienced higher returns than those funds with a higher fixed income allocation – such as RetireSMART Conservative or RetireSMART Moderate.

The Barclays U.S. Treasury Index lost 2.42% versus the S&P 500 Index’s gain of 32.39%. Foreign developed markets, as measured by the MSCI EAFE Index, lagged the U.S., but still rewarded investors with a 22.78% return. In contrast to the strength in developed markets, emerging markets delivered a negative total return, with the MSCI Emerging Markets Index losing 2.60% for the year. Similarly, the Barclays U.S. Aggregate Bond Index lost 2.02%. Conversely, the Barclays U.S. Corporate High-Yield Bond Index rose 7.44%.

Exposure to high-yield bonds aided results, but other fixed-income sectors, such as Treasury Inflation-Protected Securities (“TIPS”) and international bonds, detracted from the Series’ performance. U.S. equities across the market capitalization spectrum were up sharply and the small-capitalization Russell 2000® Index was a standout, with a total annual return of 38.82%. The Series had an impactful exposure to emerging-market equities, which was a drag on results in 2013. Commodity-related exposure was the single largest detractor from Series results for the second consecutive year, but limited positioning in the asset class reduced the negative impact.

Volatility in the markets was surprisingly low during most of 2013, with the biggest reaction coming in May from the Federal Reserve’s surprising signal that the central bank might soon begin to “taper” its bond-purchase program, known as Quantitative Easing (QE), which had lent much support to bond prices and helped keep interest rates low. Throughout the year, stocks rose on signs that U.S. gross domestic product (GDP) and employment were making steady progress. Stock prices held up through another Washington, D.C., debt showdown in the fall and then powered higher once it appeared that the federal government would reach a compromise. Fears of a Chinese economic “hard landing” remained as a nagging issue, which influenced lower commodity and emerging-market stock prices.

Within the Series, emphasizing overall positioning with a meaningful emphasis on reducing interest rate exposure was positive. A generally overweight allocation to equities was beneficial, but was offset somewhat by reducing the risk profile of the Series’ U.S. equity investments and adding a more substantial investment in emerging-market equities early in the fourth quarter. Changes to the Underlying Funds that constitute the Series included the removal of Premier International Bond Fund and the introduction of Oppenheimer International Bond Fund. We also added Oppenheimer Global REIT Fund to the Series’ Underlying Funds.

Investment adviser outlook

We remain cautiously optimistic about the economy and markets, but our assessment of underlying fundamentals has improved. Economic growth in the U.S. has increased along with signs of global growth. Meanwhile, we believe progress in Washington, D.C., will be a key factor in helping support the inconsistent, but steady, trend towards improving consumer, business and investor confidence. However, in our view, the sharp rise in the U.S. stock market means that prices and sentiment may be somewhat over-optimistic.

Our belief is that the long-term case for stocks versus bonds is solid, but that higher interest rates, higher equity prices, and modest inflation have improved the case for bonds. As a result, we have reduced the Series’ allocation towards shorter-maturity bonds. Although there are no guarantees, these factors favor maintaining a balanced mix of stocks and bonds to manage portfolio risk in the future.

8

MassMutual RetireSMARTSM (risk-based) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART Conservative Fund Asset Allocation (% of Net Assets) on 12/31/13
Fixed Income Funds	68.8%
Equity Funds	31.3%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Fund Asset Allocation (% of Net Assets) on 12/31/13
Equity Funds	59.9%
Fixed Income Funds	40.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Moderate Growth Fund Asset Allocation (% of Net Assets) on 12/31/13
Equity Funds	83.9%
Fixed Income Funds	16.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART Growth Fund Asset Allocation (% of Net Assets) on 12/31/13
Equity Funds	97.0%
Fixed Income Funds	3.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

9

MassMutual RetireSMARTSM Conservative Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Conservative Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Conservative Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 6/20/11 - 12/31/13
Class S	6.29%	6.17%
Class A	5.92%	5.79%
Class A (sales load deducted)*	-0.17%	3.34%
Class Y	6.29%	6.16%
Class L	6.22%	6.07%
Barclays U.S. Aggregate Bond Index#	-2.02%	2.55%
S&P 500 Index	32.39%	18.48%
Lipper Balanced Fund Index	16.52%	9.48%+
Custom RetireSMART Conservative Index	7.16%	6.42%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Conservative Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

10

MassMutual RetireSMARTSM Moderate Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Moderate Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 6/20/11 - 12/31/13
Class S	14.56%	9.52%
Class A	14.21%	9.17%
Class A (sales load deducted)*	7.64%	6.65%
Class Y	14.53%	9.54%
Class L	14.44%	9.43%
S&P 500 Index#	32.39%	18.48%
Barclays U.S. Aggregate Bond Index	-2.02%	2.55%
Lipper Balanced Fund Index	16.52%	9.48%+
Custom RetireSMART Moderate Index	16.70%	9.90%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Moderate Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

11

MassMutual RetireSMARTSM Moderate Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Moderate Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Moderate Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 6/20/11 - 12/31/13
Class S	21.91%	12.26%
Class A	21.49%	11.89%
Class A (sales load deducted)*	14.51%	9.31%
Class Y	21.93%	12.26%
Class L	21.84%	12.15%
S&P 500 Index#	32.39%	18.48%
Barclays U.S. Aggregate Bond Index	-2.02%	2.55%
Lipper Balanced Fund Index	16.52%	9.48%+
Custom RetireSMART Moderate Growth Index	25.23%	12.69%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Moderate Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

12

MassMutual RetireSMARTSM Growth Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART Growth Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Growth Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 6/20/11 - 12/31/13
Class S	25.93%	13.73%
Class A	25.48%	13.32%
Class A (sales load deducted)*	18.26%	10.70%
Class Y	25.82%	13.69%
Class L	25.73%	13.61%
S&P 500 Index#	32.39%	18.48%
Barclays U.S. Aggregate Bond Index	-2.02%	2.55%
Lipper Balanced Fund Index	16.52%	9.48%+
Custom RetireSMART Growth Index	29.53%	13.98%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 7/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

13

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MassMutual RetireSMARTSM (target date) Series, and who is the Series’ investment adviser?

The MassMutual RetireSMART (target-date) Series (the “Series”) comprises 11 Funds – each of which has a “fund of funds” structure. The 11 Funds are RetireSMART In Retirement Fund, RetireSMART 2010 Fund, RetireSMART 2015 Fund, RetireSMART 2020 Fund, RetireSMART 2025 Fund, RetireSMART 2030 Fund, RetireSMART 2035 Fund, RetireSMART 2040 Fund, RetireSMART 2045 Fund, RetireSMART 2050 Fund, and RetireSMART 2055 Fund. RetireSMART In Retirement Fund seeks to achieve high current income and, as a secondary objective, capital appreciation. All other Funds in the Series seek to achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Each Fund invests in a combination of domestic and international mutual funds sponsored by MassMutual or its affiliates (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year specified in the Fund name and likely stop making new investments in the Fund at or around that time (or designed for investors already in retirement for the In Retirement Fund). Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, which are advised by Massachusetts Mutual Life Insurance Company (MassMutual), and OppenheimerFunds, which are advised by OFI Global Asset Management, Inc. (OFI Global), a majority owned, indirect subsidiary of MassMutual. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments, as well as commodities or commodities-related investments. The Series’ investment adviser is MassMutual.

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•	RetireSMART In Retirement Fund: Assets are allocated among Underlying Funds according to a target asset allocation strategy that emphasizes fixed income and money market funds, but also includes a smaller allocation to equity and certain other funds.

•	RetireSMART 2010/2015/2020/2025/2030/2035/2040/2045/2050/2055 Funds: For each Fund, assets are allocated among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in equity funds and similar funds and 65% in fixed income funds, including money market funds, approximately 15 years after the target retirement date.

14

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

How did each Fund perform during the 12 months ended December 31, 2013?

The return of each Fund’s Class S shares is shown below. Also shown are the returns of each Fund’s Custom Index; the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index and the Barclays U.S. Securitized Bond Index; and the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

	Fund’s Class S Shares Return	Custom Index Return	Lipper Balanced Fund Index Return	Barclays U.S. Aggregate Bond Index Return	S&P 500 Index Return
RetireSMART In Retirement Fund	6.93%	8.85%	16.52%	-2.02%*	32.39%

RetireSMART 2010 Fund	10.46%	12.86%	16.52%	-2.02%*	32.39%

RetireSMART 2015 Fund	13.87%	16.59%	16.52%	-2.02%*	32.39%

RetireSMART 2020 Fund	17.50%	20.84%	16.52%	-2.02%	32.39%*

RetireSMART 2025 Fund	20.38%	23.60%	16.52%	-2.02%	32.39%*

RetireSMART 2030 Fund	21.84%	25.63%	16.52%	-2.02%	32.39%*

RetireSMART 2035 Fund	22.88%	26.46%	16.52%	-2.02%	32.39%*

RetireSMART 2040 Fund	23.20%	26.79%	16.52%	-2.02%	32.39%*

RetireSMART 2045 Fund	25.33%	29.07%	16.52%	-2.02%	32.39%*

RetireSMART 2050 Fund	25.48%	29.15%	16.52%	-2.02%	32.39%*

RetireSMART 2055 Fund	7.56%**	13.21%***	8.66%***	0.38%**	8.73%^

* Benchmark return

** Return for the period 9/17/13-12/31/13

*** Return for the period 10/1/13-12/31/13

^ Benchmark return for the period 9/17/13-12/31/13

15

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

Each of the RetireSMART (target-date) Funds underperformed its respective Custom Index for the 12-month period. (Custom Indexes are defined below and on the following page.) Similarly, all 11 of the RetireSMART Funds lagged the S&P 500 Index. The RetireSMART In Retirement, RetireSMART 2010, RetireSMART 2015 and RetireSMART 2055 Funds underperformed the Lipper Balanced Fund Index. Finally, all of the Funds (each of which has a stock component) significantly outperformed the Barclays U.S. Aggregate Bond Index for the year.

Custom RetireSMART Indexes:

•	The Custom RetireSMART In Retirement Index comprises the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays U.S. Aggregate Bond Index, and the Citigroup 3-Month U.S. Treasury Bill Index. The weightings of each index are generally static but may be adjusted from time to time to reflect RetireSMART In Retirement Fund’s target asset allocation.

•	The Custom RetireSMART 2010 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays U.S. Aggregate Bond Index, and the Citigroup 3-Month U.S. Treasury Bill Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2010 Fund’s target asset allocation.

•	The Custom RetireSMART 2015 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, the Barclays U.S. Aggregate Bond Index, and the Citigroup 3-Month U.S. Treasury Bill Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2015 Fund’s target asset allocation.

•	The Custom RetireSMART 2020 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2020 Fund’s target asset allocation.

•	The Custom RetireSMART 2025 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2025 Fund’s target asset allocation.

•	The Custom RetireSMART 2030 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2030 Fund’s target asset allocation.

•	The Custom RetireSMART 2035 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2035 Fund’s target asset allocation.

•	The Custom RetireSMART 2040 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2040 Fund’s target asset allocation.

•	The Custom RetireSMART 2045 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2045 Fund’s target asset allocation.

•	The Custom RetireSMART 2050 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2050 Fund’s target asset allocation.

•	The Custom RetireSMART 2055 Index comprises the MSCI EAFE Index, the Dow Jones Wilshire 5000 (full cap) Index, and the Barclays U.S. Aggregate Bond Index. The weightings of each index are adjusted from time to time (generally quarterly) to reflect RetireSMART 2055 Fund’s target asset allocation.

16

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The largest impact on the Series’ performance during the period was the Underlying Funds’ allocation to fixed-income (bonds) versus equities (stocks). Equity markets delivered extraordinary gains during 2013, while U.S. Treasury bonds posted losses, as interest rates rose. As a result, the Funds with a higher equity (stock) allocation – such as RetireSMART 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 – experienced higher returns than those Funds with a higher fixed-income allocation – such as RetireSMART In Retirement, 2010, and 2015.

The Barclays U.S. Treasury Index lost 2.42% versus the S&P 500 Index’s gain of 32.39%. Foreign developed markets, as measured by the MSCI EAFE Index, lagged the U.S., but still rewarded investors with a 22.78% return. In contrast to the strength in developed markets, emerging markets delivered a negative total return, with the MSCI Emerging Markets Index losing 2.60% for the year. Similarly, the Barclays U.S. Aggregate Bond Index lost 2.02%. Conversely, the Barclays U.S. Corporate High-Yield Bond Index rose 7.44%.

Exposure to high-yield bonds aided results, but other fixed-income sectors, such as Treasury Inflation-Protected Securities (“TIPS”) and international bonds, detracted from the Series’ performance. U.S. equities across the market capitalization spectrum were up sharply and the small-capitalization Russell 2000® Index was a standout, with a total annual return of 38.82%. The Series had an impactful exposure to emerging-market equities, which was a drag on results in 2013. Commodity-related exposure was the single largest detractor from Series results for the second consecutive year, but limited positioning in the asset class reduced the negative impact.

Volatility in the markets was surprisingly low during most of 2013, with the biggest reaction coming in May from the Federal Reserve’s surprising signal that the central bank might soon begin to “taper” its bond-purchase program, known as Quantitative Easing (QE), which had lent much support to bond prices and helped keep interest rates low. Throughout the year, stocks rose on signs that U.S. gross domestic product (GDP) and employment were making steady progress. Stock prices held up through another Washington, D.C., debt showdown in the fall and then powered higher once it appeared that the federal government would reach a compromise. Fears of a Chinese economic “hard landing” remained as a nagging issue, which influenced lower commodity and emerging-market stock prices.

Within the Series, emphasizing overall positioning with a meaningful emphasis on reducing interest rate exposure was positive. A generally overweight allocation to equities was beneficial, but was offset somewhat by reducing the risk profile of the Series’ U.S. equity investments and adding a more substantial investment in emerging-market equities early in the fourth quarter. Changes to the Underlying Funds that constitute the Series included the removal of Premier International Bond Fund and the introduction of Oppenheimer International Bond Fund. We also added Oppenheimer Global REIT Fund to the Series’ Underlying Funds.

Investment adviser outlook

We remain cautiously optimistic about the economy and markets, but our assessment of underlying fundamentals has improved. Economic growth in the U.S. has increased along with signs of global growth. Meanwhile, we believe progress in Washington, D.C., will be a key factor in helping support the inconsistent, but steady, trend towards improving consumer, business and investor confidence. However, in our view, the sharp rise in the U.S. stock market means that prices and sentiment may be somewhat over-optimistic.

Our belief is that the long-term case for stocks versus bonds is solid, but that higher interest rates, higher equity prices, and modest inflation have improved the case for bonds. As a result, we have reduced the Series’ allocation towards shorter-maturity bonds. Although there are no guarantees, these factors favor maintaining a balanced mix of stocks and bonds to manage portfolio risk in the future.

17

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART In Retirement Fund Asset Allocation (% of Net Assets) on 12/31/13

Fixed Income Funds	63.4%
Equity Funds	36.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2015 Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	57.4%
Fixed Income Funds	42.8%

Total Long-Term Investments	100.2%
Other Assets & Liabilities	(0.2)%

Net Assets	100.0%

MassMutual RetireSMART 2025 Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	77.7%
Fixed Income Funds	22.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2035 Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	86.6%
Fixed Income Funds	13.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2010 Fund Asset Allocation (% of Net Assets) on 12/31/13)

Fixed Income Funds	53.0%
Equity Funds	47.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2020 Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	69.7%
Fixed Income Funds	30.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2030 Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	83.4%
Fixed Income Funds	16.7%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2040 Fund Asset Allocation (% of Net Assets) on 12/31/13)

Equity Funds	87.7%
Fixed Income Funds	12.4%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

18

MassMutual RetireSMARTSM (target-date) Funds – Portfolio Manager Report (Unaudited) (Continued)

MassMutual RetireSMART 2045 Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	94.5%
Fixed Income Funds	5.8%

Total Long-Term Investments	100.3%
Other Assets & Liabilities	(0.3)%

Net Assets	100.0%

MassMutual RetireSMART 2050 Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	95.1%
Fixed Income Funds	5.0%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MassMutual RetireSMART 2055 Fund Asset Allocation (% of Net Assets) on 12/31/13

Equity Funds	96.7%
Fixed Income Funds	5.0%

Total Long-Term Investments	101.7%
Other Assets & Liabilities	(1.7)%

Net Assets	100.0%

19

MassMutual RetireSMARTSM In Retirement Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART In Retirement Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART In Retirement Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	6.93%	9.74%	5.05%
Class A	6.52%	9.29%	4.64%
Class A (sales load deducted)*	0.39%	8.01%	4.03%
Class Y	6.83%	9.71%	5.02%
Class L	6.74%	9.57%	4.91%
Class N	6.13%	8.98%	4.33%
Class N (CDSC fees deducted)*	5.13%	8.98%	4.33%
Barclays U.S. Aggregate Bond Index#	-2.02%	4.44%	4.55%
S&P 500 Index	32.39%	17.94%	7.41%
Lipper Balanced Fund Index	16.52%	12.63%	6.19%
Custom RetireSMART In Retirement Index	8.85%	8.92%	5.58%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART In Retirement Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

20

MassMutual RetireSMARTSM 2010 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2010 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2010 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	10.46%	11.68%	5.21%
Class A	9.99%	11.21%	4.78%
Class A (sales load deducted)*	3.67%	9.90%	4.16%
Class Y	10.36%	11.61%	5.14%
Class L	10.21%	11.50%	5.04%
Class N	9.65%	10.89%	4.47%
Class N (CDSC fees deducted)*	8.65%	10.89%	4.47%
Barclays U.S. Aggregate Bond Index#	-2.02%	4.44%	4.55%
S&P 500 Index	32.39%	17.94%	7.41%
Lipper Balanced Fund Index	16.52%	12.63%	6.19%
Custom RetireSMART 2010 Index	12.86%	11.21%	5.85%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2010 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

21

MassMutual RetireSMARTSM 2015 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2015 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2015 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 4/1/10 - 12/31/13
Class S	13.87%	9.47%
Class A	13.48%	9.04%
Class A (sales load deducted)*	6.95%	7.34%
Class Y	13.84%	9.42%
Class L	13.74%	9.30%
Barclays U.S. Aggregate Bond Index#	-2.02%	3.86%
S&P 500 Index	32.39%	15.40%
Lipper Balanced Fund Index	16.52%	9.69%
Custom RetireSMART 2015 Index	16.59%	10.17%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2015 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

22

MassMutual RetireSMARTSM 2020 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2020 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2020 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	17.50%	14.50%	5.86%
Class A	17.08%	14.02%	5.43%
Class A (sales load deducted)*	10.35%	12.68%	4.81%
Class Y	17.47%	14.44%	5.80%
Class L	17.35%	14.32%	5.70%
Class N	16.66%	13.68%	5.12%
Class N (CDSC fees deducted)*	15.66%	13.68%	5.12%
S&P 500 Index#	32.39%	17.94%	7.41%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%
Lipper Balanced Fund Index	16.52%	12.63%	6.19%
Custom RetireSMART 2020 Index	20.84%	14.28%	6.61%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2020 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

23

MassMutual RetireSMARTSM 2025 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2025 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2025 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 4/1/10 - 12/31/13
Class S	20.38%	11.09%
Class A	19.87%	10.65%
Class A (sales load deducted)*	12.98%	8.92%
Class Y	20.33%	11.04%
Class L	20.10%	10.91%
S&P 500 Index#	32.39%	15.40%
Barclays U.S. Aggregate Bond Index	-2.02%	3.86%
Lipper Balanced Fund Index	16.52%	9.69%
Custom RetireSMART 2025 Index	23.60%	12.12%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2025 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

24

MassMutual RetireSMARTSM 2030 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2030 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2030 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	21.84%	15.89%	6.23%
Class A	21.31%	15.39%	5.79%
Class A (sales load deducted)*	14.34%	14.03%	5.17%
Class Y	21.77%	15.81%	6.16%
Class L	21.61%	15.68%	6.06%
Class N	20.98%	15.07%	5.48%
Class N (CDSC fees deducted)*	19.98%	15.07%	5.48%
S&P 500 Index#	32.39%	17.94%	7.41%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%
Lipper Balanced Fund Index	16.52%	12.63%	6.19%
Custom RetireSMART 2030 Index	25.63%	15.79%	7.06%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2030 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

25

MassMutual RetireSMARTSM 2035 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2035 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2035 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 4/1/10 - 12/31/13
Class S	22.88%	11.67%
Class A	22.38%	11.22%
Class A (sales load deducted)*	15.35%	9.48%
Class Y	22.85%	11.62%
Class L	22.70%	11.50%
S&P 500 Index#	32.39%	15.40%
Barclays U.S. Aggregate Bond Index	-2.02%	3.86%
Lipper Balanced Fund Index	16.52%	9.69%
Custom RetireSMART 2035 Index	26.46%	12.84%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2035 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

26

MassMutual RetireSMARTSM 2040 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2040 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2040 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Ten Year Average Annual 1/1/04 - 12/31/13
Class S	23.20%	16.24%	6.49%
Class A	22.60%	15.75%	6.06%
Class A (sales load deducted)*	15.55%	14.39%	5.43%
Class Y	23.07%	16.12%	6.43%
Class L	22.80%	16.03%	6.32%
Class N	22.20%	15.39%	5.74%
Class N (CDSC fees deducted)*	21.20%	15.39%	5.74%
S&P 500 Index#	32.39%	17.94%	7.41%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%
Lipper Balanced Fund Index	16.52%	12.63%	6.19%
Custom RetireSMART 2040 Index	26.79%	16.16%	7.35%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2040 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

27

MassMutual RetireSMARTSM 2045 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2045 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2045 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 4/1/10 - 12/31/13
Class S	25.33%	12.31%
Class A	24.79%	11.86%
Class A (sales load deducted)*	17.61%	10.11%
Class Y	25.29%	12.26%
Class L	25.26%	12.16%
S&P 500 Index#	32.39%	15.40%
Barclays U.S. Aggregate Bond Index	-2.02%	3.86%
Lipper Balanced Fund Index	16.52%	9.69%
Custom RetireSMART 2045 Index	29.07%	13.44%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2045 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

28

MassMutual RetireSMARTSM 2050 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2050 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2050 Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Five Year Average Annual 1/1/09 - 12/31/13	Since Inception Average Annual 12/17/07 - 12/31/13
Class S	25.48%	16.79%	4.76%
Class A	24.92%	16.36%	4.38%
Class A (sales load deducted)*	17.74%	14.99%	3.36%
Class Y	25.42%	16.76%	4.73%
Class L	25.18%	16.61%	4.61%
Class N	24.60%	15.95%	4.02%
Class N (CDSC fees deducted)*	23.60%	15.95%	4.02%
S&P 500 Index#	32.39%	17.94%	6.21%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.76%
Lipper Balanced Fund Index	16.52%	12.63%	4.97%+
Custom RetireSMART 2050 Index	29.15%	16.68%	5.36%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark

+ From 1/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2050 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

29

MassMutual RetireSMARTSM 2055 Fund – Portfolio Manager Report (Unaudited)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual RetireSMART 2055 Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2055 Index.

TOTAL RETURN	Since Inception 9/17/13 - 12/31/13
Class S	7.56%
Class A	7.47%
Class A (sales load deducted)*	1.29%
Class Y	7.58%
Class L	7.55%
S&P 500 Index#	8.73%
Barclays U.S. Aggregate Bond Index	0.38%
Lipper Balanced Fund Index	8.66%+
Custom RetireSMART 2055 Index	13.21%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

+ From 10/1/13.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom RetireSMART 2055 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

30

MassMutual RetireSMART Conservative Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	5,084,410	$55,420,072
MassMutual Premier Disciplined Growth Fund, Class S (a)	629,684	7,537,322
MassMutual Premier Disciplined Value Fund, Class S (a)	506,984	7,457,736
MassMutual Premier Focused International Fund, Class Z (a)	55,912	726,302
MassMutual Premier High Yield Fund, Class Z (a)	508,854	4,905,355
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	1,273,628	12,940,059
MassMutual Premier International Equity Fund, Class S (a)	112,338	1,721,016
MassMutual Premier Money Market Fund, Class S (a)	4,244,088	4,244,088
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	3,748,568	38,872,652
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	281,685	3,343,607
MassMutual Select Blue Chip Growth Fund, Class S (a)	81,920	1,387,723
MassMutual Select Diversified International Fund, Class S (a)	220,114	1,699,281
MassMutual Select Diversified Value Fund, Class S (a)	100,521	1,363,067
MassMutual Select Focused Value Fund, Class Z (a)	194,118	4,530,719
MassMutual Select Fundamental Growth Fund, Class S (a)	164,393	1,372,682
MassMutual Select Fundamental Value Fund, Class Z (a)	114,069	1,551,335
MassMutual Select Growth Opportunities Fund, Class Z (a)	103,063	1,178,008
MassMutual Select Large Cap Value Fund, Class S (a)	101,818	965,234
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	85,201	1,569,404
MassMutual Select Mid-Cap Value Fund, Class Z (a)	129,416	1,899,832
MassMutual Select Overseas Fund, Class Z (a)	552,761	5,002,491
MassMutual Select PIMCO Total Return Fund, Class Z (a)	1,082,668	10,956,600
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	45,473	864,889
MassMutual Select Small Cap Value Equity Fund, Class S (a)	105,686	1,577,895

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class S (a)	44,975	$564,885
MassMutual Select Small Company Value Fund, Class Z (a)	30,571	500,451
MassMutual Select Strategic Bond Fund, Class S (a)	896,830	8,806,872
MM MSCI EAFE International Index Fund, Class Z (a)	378,552	5,114,242
MM Russell 2000 Small Cap Index Fund, Class Z (a)	123,853	1,634,865
MM S&P Mid Cap Index Fund, Class Z (a)	184,887	2,305,542
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,096,584	3,300,719
Oppenheimer Developing Markets Fund, Class I (a)	75,702	2,844,129
Oppenheimer Global Real Estate Fund, Class I (a)	177,490	1,773,122
Oppenheimer International Bond Fund, Class I (a)	1,343,644	8,155,916
Oppenheimer Real Estate Fund, Class I (a)	74,192	1,728,662

		209,816,774

TOTAL MUTUAL FUNDS (Cost $207,816,504)		209,816,774

TOTAL LONG-TERM INVESTMENTS (Cost $207,816,504)		209,816,774

TOTAL INVESTMENTS — 100.1% (Cost $207,816,504) (c)		209,816,774

Other Assets/(Liabilities) — (0.1)%		(176,250)

NET ASSETS — 100.0%		$209,640,524

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MassMutual RetireSMART Moderate Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	6,131,569	$66,834,103
MassMutual Premier Disciplined Growth Fund, Class S (a)	2,108,156	25,234,632
MassMutual Premier Disciplined Value Fund, Class S (a)	1,697,120	24,964,642
MassMutual Premier Focused International Fund, Class Z (a)	231,018	3,000,918
MassMutual Premier High Yield Fund, Class Z (a)	1,059,284	10,211,497
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	1,453,313	14,765,656
MassMutual Premier International Equity Fund, Class S (a)	464,286	7,112,864
MassMutual Premier Money Market Fund, Class S (a)	1,494,688	1,494,688
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	3,674,059	38,099,991
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	764,800	9,078,176
MassMutual Select Blue Chip Growth Fund, Class S (a)	446,792	7,568,653
MassMutual Select Diversified International Fund, Class S (a)	917,607	7,083,926
MassMutual Select Diversified Value Fund, Class S (a)	548,094	7,432,149
MassMutual Select Focused Value Fund, Class Z (a)	490,020	11,437,072
MassMutual Select Fundamental Growth Fund, Class S (a)	896,476	7,485,575
MassMutual Select Fundamental Value Fund, Class Z (a)	621,932	8,458,275
MassMutual Select Growth Opportunities Fund, Class Z (a)	562,046	6,424,182
MassMutual Select Large Cap Value Fund, Class S (a)	555,160	5,262,916
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	387,288	7,133,847
MassMutual Select Mid-Cap Value Fund, Class Z (a)	588,221	8,635,087
MassMutual Select Overseas Fund, Class Z (a)	2,283,933	20,669,596
MassMutual Select PIMCO Total Return Fund, Class Z (a)	1,313,627	13,293,907
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	199,832	3,800,804
MassMutual Select Small Cap Value Equity Fund, Class S (a)	433,078	6,465,856

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class S (a)	197,652	$2,482,505
MassMutual Select Small Company Value Fund, Class Z (a)	120,131	1,966,543
MassMutual Select Strategic Bond Fund, Class S (a)	1,088,190	10,686,025
MM MSCI EAFE International Index Fund, Class Z (a)	1,559,362	21,066,984
MM Russell 2000 Small Cap Index Fund, Class Z (a)	542,139	7,156,229
MM S&P Mid Cap Index Fund, Class Z (a)	840,293	10,478,451
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	3,038,670	9,146,398
Oppenheimer Developing Markets Fund, Class I (a)	237,688	8,929,935
Oppenheimer Global Real Estate Fund, Class I (a)	533,091	5,325,579
Oppenheimer International Bond Fund, Class I (a)	1,935,968	11,751,324
Oppenheimer Real Estate Fund, Class I (a)	221,523	5,161,490

		416,100,475

TOTAL MUTUAL FUNDS (Cost $385,648,403)		416,100,475

TOTAL LONG-TERM INVESTMENTS (Cost $385,648,403)		416,100,475

TOTAL INVESTMENTS — 100.1% (Cost $385,648,403) (c)		416,100,475

Other Assets/(Liabilities) — (0.1)%		(300,085)

NET ASSETS — 100.0%		$415,800,390

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

MassMutual RetireSMART Moderate Growth Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	1,381,427	$15,057,550
MassMutual Premier Disciplined Growth Fund, Class S (a)	1,966,525	23,539,310
MassMutual Premier Disciplined Value Fund, Class S (a)	1,583,111	23,287,567
MassMutual Premier Focused International Fund, Class Z (a)	275,440	3,577,963
MassMutual Premier High Yield Fund, Class Z (a)	1,393,730	13,435,560
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	403,054	4,095,029
MassMutual Premier International Equity Fund, Class S (a)	553,517	8,479,883
MassMutual Premier Money Market Fund, Class S (a)	10,401	10,401
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	906,627	9,401,720
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	739,807	8,781,511
MassMutual Select Blue Chip Growth Fund, Class S (a)	644,177	10,912,355
MassMutual Select Diversified International Fund, Class S (a)	1,100,935	8,499,220
MassMutual Select Diversified Value Fund, Class S (a)	790,255	10,715,860
MassMutual Select Focused Value Fund, Class Z (a)	373,388	8,714,878
MassMutual Select Fundamental Growth Fund, Class S (a)	1,292,567	10,792,931
MassMutual Select Fundamental Value Fund, Class Z (a)	896,717	12,195,347
MassMutual Select Growth Opportunities Fund, Class Z (a)	810,402	9,262,896
MassMutual Select Large Cap Value Fund, Class S (a)	800,450	7,588,266
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	391,539	7,212,145
MassMutual Select Mid-Cap Value Fund, Class Z (a)	594,699	8,730,182
MassMutual Select Overseas Fund, Class Z (a)	2,723,014	24,643,279
MassMutual Select PIMCO Total Return Fund, Class Z (a)	299,768	3,033,648
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	264,597	5,032,637
MassMutual Select Small Cap Value Equity Fund, Class S (a)	555,582	8,294,846

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class S (a)	261,720	$3,287,204
MassMutual Select Small Company Value Fund, Class Z (a)	151,085	2,473,267
MassMutual Select Strategic Bond Fund, Class S (a)	248,318	2,438,482
MM MSCI EAFE International Index Fund, Class Z (a)	1,855,214	25,063,937
MM Russell 2000 Small Cap Index Fund, Class Z (a)	715,355	9,442,690
MM S&P Mid Cap Index Fund, Class Z (a)	849,540	10,593,765
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	3,113,037	9,370,240
Oppenheimer Developing Markets Fund, Class I (a)	286,974	10,781,629
Oppenheimer Global Real Estate Fund, Class I (a)	570,882	5,703,112
Oppenheimer International Bond Fund, Class I (a)	1,201,185	7,291,194
Oppenheimer Real Estate Fund, Class I (a)	237,942	5,544,041

		337,284,545

TOTAL MUTUAL FUNDS (Cost $296,147,027)		337,284,545

TOTAL LONG-TERM INVESTMENTS (Cost $296,147,027)		337,284,545

TOTAL INVESTMENTS — 100.1% (Cost $296,147,027) (c)		337,284,545

Other Assets/(Liabilities) — (0.1)%		(260,682)

NET ASSETS — 100.0%		$337,023,863

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

33

MassMutual RetireSMART Growth Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	71,325	$777,438
MassMutual Premier Disciplined Growth Fund, Class S (a)	533,851	6,390,198
MassMutual Premier Disciplined Value Fund, Class S (a)	429,872	6,323,424
MassMutual Premier Focused International Fund, Class Z (a)	96,872	1,258,367
MassMutual Premier High Yield Fund, Class Z (a)	65,175	628,290
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	32,074	325,873
MassMutual Premier International Equity Fund, Class S (a)	194,591	2,981,135
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	59,380	615,772
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	270,085	3,205,909
MassMutual Select Blue Chip Growth Fund, Class S (a)	281,510	4,768,778
MassMutual Select Diversified International Fund, Class S (a)	388,627	3,000,199
MassMutual Select Diversified Value Fund, Class S (a)	345,516	4,685,195
MassMutual Select Focused Value Fund, Class Z (a)	125,292	2,924,318
MassMutual Select Fundamental Growth Fund, Class S (a)	565,047	4,718,143
MassMutual Select Fundamental Value Fund, Class Z (a)	392,133	5,333,004
MassMutual Select Growth Opportunities Fund, Class Z (a)	354,220	4,048,735
MassMutual Select Large Cap Value Fund, Class S (a)	350,031	3,318,292
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	140,948	2,596,264
MassMutual Select Mid-Cap Value Fund, Class Z (a)	214,122	3,143,313
MassMutual Select Overseas Fund, Class Z (a)	957,653	8,666,764
MassMutual Select PIMCO Total Return Fund, Class Z (a)	15,973	161,645
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	99,130	1,885,450
MassMutual Select Small Cap Value Equity Fund, Class S (a)	203,810	3,042,876
MassMutual Select Small Company Growth Fund, Class S (a)	98,135	1,232,571
MassMutual Select Small Company Value Fund, Class Z (a)	54,653	894,678

	Number of Shares	Value
MassMutual Select Strategic Bond Fund, Class S (a)	13,238	$129,994
MM MSCI EAFE International Index Fund, Class Z (a)	651,689	8,804,323
MM Russell 2000 Small Cap Index Fund, Class Z (a)	267,358	3,529,130
MM S&P Mid Cap Index Fund, Class Z (a)	305,900	3,814,572
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	1,016,205	3,058,778
Oppenheimer Developing Markets Fund, Class I (a)	97,017	3,644,919
Oppenheimer Global Real Estate Fund, Class I (a)	190,523	1,903,320
Oppenheimer International Bond Fund, Class I (a)	90,468	549,140
Oppenheimer Real Estate Fund, Class I (a)	81,462	1,898,062

		104,258,869

TOTAL MUTUAL FUNDS (Cost $90,852,853)		104,258,869

TOTAL LONG-TERM INVESTMENTS (Cost $90,852,853)		104,258,869

TOTAL INVESTMENTS — 100.1% (Cost $90,852,853) (c)		104,258,869

Other Assets/(Liabilities) — (0.1)%		(91,968)

NET ASSETS — 100.0%		$104,166,901

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

34

MassMutual RetireSMART In Retirement Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	1,504,753	$16,401,805
MassMutual Premier Disciplined Growth Fund, Class S (a)	303,088	3,627,962
MassMutual Premier Disciplined Value Fund, Class S (a)	243,997	3,589,189
MassMutual Premier Focused International Fund, Class Z (a)	25,515	331,434
MassMutual Premier High Yield Fund, Class Z (a)	167,690	1,616,528
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	960,880	9,762,541
MassMutual Premier International Equity Fund, Class S (a)	51,278	785,582
MassMutual Premier Money Market Fund, Class S (a)	1,845,460	1,845,460
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	1,453,523	15,073,037
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	140,033	1,662,190
MassMutual Select Blue Chip Growth Fund, Class S (a)	38,406	650,599
MassMutual Select Diversified International Fund, Class S (a)	100,445	775,433
MassMutual Select Diversified Value Fund, Class S (a)	47,114	638,865
MassMutual Select Focused Value Fund, Class Z (a)	97,737	2,281,178
MassMutual Select Fundamental Growth Fund, Class S (a)	77,063	643,477
MassMutual Select Fundamental Value Fund, Class Z (a)	53,463	727,100
MassMutual Select Growth Opportunities Fund, Class Z (a)	48,315	552,241
MassMutual Select Large Cap Value Fund, Class S (a)	47,722	452,405
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	36,649	675,077
MassMutual Select Mid-Cap Value Fund, Class Z (a)	55,659	817,081
MassMutual Select Overseas Fund, Class Z (a)	252,276	2,283,094
MassMutual Select PIMCO Total Return Fund, Class Z (a)	314,702	3,184,786
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	19,977	379,960
MassMutual Select Small Cap Value Equity Fund, Class S (a)	47,877	714,798

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class S (a)	19,754	$248,112
MassMutual Select Small Company Value Fund, Class Z (a)	14,094	230,711
MassMutual Select Strategic Bond Fund, Class S (a)	260,695	2,560,024
MM MSCI EAFE International Index Fund, Class Z (a)	172,763	2,334,034
MM Russell 2000 Small Cap Index Fund, Class Z (a)	54,446	718,693
MM S&P Mid Cap Index Fund, Class Z (a)	79,519	991,604
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	554,446	1,668,882
Oppenheimer Developing Markets Fund, Class I (a)	38,433	1,443,927
Oppenheimer Global Real Estate Fund, Class I (a)	89,284	891,951
Oppenheimer International Bond Fund, Class I (a)	493,454	2,995,266
Oppenheimer Real Estate Fund, Class I (a)	37,052	863,303

		84,418,329

TOTAL MUTUAL FUNDS (Cost $83,108,773)		84,418,329

TOTAL LONG-TERM INVESTMENTS (Cost $83,108,773)		84,418,329

TOTAL INVESTMENTS — 100.1% (Cost $83,108,773) (c)		84,418,329

Other Assets/(Liabilities) — (0.1)%		(101,597)

NET ASSETS — 100.0%		$84,316,732

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

35

MassMutual RetireSMART 2010 Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	1,840,897	$20,065,776
MassMutual Premier Disciplined Growth Fund, Class S (a)	463,417	5,547,098
MassMutual Premier Disciplined Value Fund, Class S (a)	373,027	5,487,224
MassMutual Premier Focused International Fund, Class Z (a)	47,303	614,466
MassMutual Premier High Yield Fund, Class Z (a)	262,539	2,530,878
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	948,817	9,639,979
MassMutual Premier International Equity Fund, Class S (a)	95,051	1,456,177
MassMutual Premier Money Market Fund, Class S (a)	885,953	885,953
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	1,298,730	13,467,825
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	172,595	2,048,697
MassMutual Select Blue Chip Growth Fund, Class S (a)	64,903	1,099,463
MassMutual Select Diversified International Fund, Class S (a)	186,425	1,439,203
MassMutual Select Diversified Value Fund, Class S (a)	79,602	1,079,404
MassMutual Select Focused Value Fund, Class Z (a)	123,685	2,886,798
MassMutual Select Fundamental Growth Fund, Class S (a)	130,204	1,087,207
MassMutual Select Fundamental Value Fund, Class Z (a)	90,315	1,228,279
MassMutual Select Growth Opportunities Fund, Class Z (a)	81,650	933,260
MassMutual Select Large Cap Value Fund, Class S (a)	80,623	764,306
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	82,186	1,513,875
MassMutual Select Mid-Cap Value Fund, Class Z (a)	124,795	1,831,988
MassMutual Select Overseas Fund, Class Z (a)	467,595	4,231,731
MassMutual Select PIMCO Total Return Fund, Class Z (a)	387,146	3,917,916
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	41,663	792,431
MassMutual Select Small Cap Value Equity Fund, Class S (a)	91,631	1,368,052

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class S (a)	41,193	$517,380
MassMutual Select Small Company Value Fund, Class Z (a)	25,571	418,602
MassMutual Select Strategic Bond Fund, Class S (a)	320,734	3,149,606
MM MSCI EAFE International Index Fund, Class Z (a)	320,070	4,324,141
MM Russell 2000 Small Cap Index Fund, Class Z (a)	114,317	1,508,990
MM S&P Mid Cap Index Fund, Class Z (a)	178,282	2,223,170
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	687,443	2,069,204
Oppenheimer Developing Markets Fund, Class I (a)	51,184	1,922,992
Oppenheimer Global Real Estate Fund, Class I (a)	115,656	1,155,400
Oppenheimer International Bond Fund, Class I (a)	555,786	3,373,620
Oppenheimer Real Estate Fund, Class I (a)	47,461	1,105,853

		107,686,944

TOTAL MUTUAL FUNDS (Cost $103,904,941)		107,686,944

TOTAL LONG-TERM INVESTMENTS (Cost $103,904,941)		107,686,944

TOTAL INVESTMENTS — 100.1% (Cost $103,904,941) (c)		107,686,944

Other Assets/(Liabilities) — (0.1)%		(106,342)

NET ASSETS — 100.0%		$107,580,602

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

36

MassMutual RetireSMART 2015 Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Diversified Financial — 100.2%
MassMutual Premier Core Bond Fund, Class Z (a)	270,406	$2,947,427
MassMutual Premier Disciplined Growth Fund, Class S (a)	101,313	1,212,722
MassMutual Premier Disciplined Value Fund, Class S (a)	81,565	1,199,827
MassMutual Premier Focused International Fund, Class Z (a)	10,968	142,477
MassMutual Premier High Yield Fund, Class Z (a)	49,948	481,498
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	147,425	1,497,839
MassMutual Premier International Equity Fund, Class S (a)	22,046	337,751
MassMutual Premier Money Market Fund, Class S (a)	86,429	86,429
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	191,120	1,981,918
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	39,249	465,882
MassMutual Select Blue Chip Growth Fund, Class S (a)	18,685	316,527
MassMutual Select Diversified International Fund, Class S (a)	43,559	336,273
MassMutual Select Diversified Value Fund, Class S (a)	22,924	310,853
MassMutual Select Focused Value Fund, Class Z (a)	24,417	569,904
MassMutual Select Fundamental Growth Fund, Class S (a)	37,489	313,030
MassMutual Select Fundamental Value Fund, Class Z (a)	26,015	353,808
MassMutual Select Growth Opportunities Fund, Class Z (a)	23,509	268,710
MassMutual Select Large Cap Value Fund, Class S (a)	23,215	220,080
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	18,886	347,878
MassMutual Select Mid-Cap Value Fund, Class Z (a)	28,697	421,267
MassMutual Select Overseas Fund, Class Z (a)	108,474	981,689
MassMutual Select PIMCO Total Return Fund, Class Z (a)	58,227	589,262
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	9,720	184,866
MassMutual Select Small Cap Value Equity Fund, Class S (a)	20,656	308,394
MassMutual Select Small Company Growth Fund, Class S (a)	9,622	120,847

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class Z (a)	5,649	$92,476
MassMutual Select Strategic Bond Fund, Class S (a)	48,242	473,736
MM MSCI EAFE International Index Fund, Class Z (a)	74,083	1,000,864
MM Russell 2000 Small Cap Index Fund, Class Z (a)	26,443	349,054
MM S&P Mid Cap Index Fund, Class Z (a)	40,986	511,097
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	144,981	436,394
Oppenheimer Developing Markets Fund, Class I (a)	10,276	386,078
Oppenheimer Global Real Estate Fund, Class I (a)	24,303	242,792
Oppenheimer International Bond Fund, Class I (a)	108,097	656,151
Oppenheimer Real Estate Fund, Class I (a)	10,644	247,994

		20,393,794

TOTAL MUTUAL FUNDS (Cost $20,260,500)		20,393,794

TOTAL LONG-TERM INVESTMENTS (Cost $20,260,500)		20,393,794

TOTAL INVESTMENTS — 100.2% (Cost $20,260,500) (c)		20,393,794

Other Assets/(Liabilities) — (0.2)%		(31,752)

NET ASSETS — 100.0%		$20,362,042

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

37

MassMutual RetireSMART 2020 Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	3,911,492	$42,635,262
MassMutual Premier Disciplined Growth Fund, Class S (a)	2,531,365	30,300,437
MassMutual Premier Disciplined Value Fund, Class S (a)	2,037,790	29,975,888
MassMutual Premier Focused International Fund, Class Z (a)	295,416	3,837,455
MassMutual Premier High Yield Fund, Class Z (a)	1,518,857	14,641,786
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	2,369,118	24,070,236
MassMutual Premier International Equity Fund, Class S (a)	593,642	9,094,596
MassMutual Premier Money Market Fund, Class S (a)	847,550	847,550
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	2,926,751	30,350,412
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	945,099	11,218,323
MassMutual Select Blue Chip Growth Fund, Class S (a)	673,916	11,416,131
MassMutual Select Diversified International Fund, Class S (a)	1,174,562	9,067,615
MassMutual Select Diversified Value Fund, Class S (a)	826,735	11,210,533
MassMutual Select Focused Value Fund, Class Z (a)	542,445	12,660,666
MassMutual Select Fundamental Growth Fund, Class S (a)	1,352,238	11,291,190
MassMutual Select Fundamental Value Fund, Class Z (a)	938,120	12,758,427
MassMutual Select Growth Opportunities Fund, Class Z (a)	847,857	9,691,010
MassMutual Select Large Cap Value Fund, Class S (a)	837,391	7,938,468
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	463,749	8,542,264
MassMutual Select Mid-Cap Value Fund, Class Z (a)	704,291	10,338,996
MassMutual Select Overseas Fund, Class Z (a)	2,920,569	26,431,146
MassMutual Select PIMCO Total Return Fund, Class Z (a)	814,671	8,244,475
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	253,477	4,821,138
MassMutual Select Small Cap Value Equity Fund, Class S (a)	556,925	8,314,897

	Number of Shares	Value
MassMutual Select Small Company Growth Fund, Class S (a)	250,743	$3,149,327
MassMutual Select Small Company Value Fund, Class Z (a)	155,258	2,541,581
MassMutual Select Strategic Bond Fund, Class S (a)	674,875	6,627,269
MM MSCI EAFE International Index Fund, Class Z (a)	1,993,341	26,930,036
MM Russell 2000 Small Cap Index Fund, Class Z (a)	695,704	9,183,291
MM S&P Mid Cap Index Fund, Class Z (a)	1,006,168	12,546,918
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	3,764,596	11,331,435
Oppenheimer Developing Markets Fund, Class I (a)	305,537	11,479,039
Oppenheimer Global Real Estate Fund, Class I (a)	674,889	6,742,145
Oppenheimer International Bond Fund, Class I (a)	1,999,216	12,135,242
Oppenheimer Real Estate Fund, Class I (a)	280,913	6,545,268

		458,910,452

TOTAL MUTUAL FUNDS (Cost $419,285,324)		458,910,452

TOTAL LONG-TERM INVESTMENTS (Cost $419,285,324)		458,910,452

TOTAL INVESTMENTS — 100.1% (Cost $419,285,324) (c)		458,910,452

Other Assets/(Liabilities) — (0.1)%		(324,129)

NET ASSETS — 100.0%		$458,586,323

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

38

MassMutual RetireSMART 2025 Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	130,056	$1,417,605
MassMutual Premier Disciplined Growth Fund, Class S (a)	150,859	1,805,783
MassMutual Premier Disciplined Value Fund, Class S (a)	121,493	1,787,161
MassMutual Premier Focused International Fund, Class Z (a)	19,815	257,399
MassMutual Premier High Yield Fund, Class Z (a)	118,184	1,139,295
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	92,783	942,670
MassMutual Premier International Equity Fund, Class S (a)	39,758	609,099
MassMutual Premier Money Market Fund, Class S (a)	13,420	13,420
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	107,987	1,119,829
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	62,872	746,288
MassMutual Select Blue Chip Growth Fund, Class S (a)	45,821	776,213
MassMutual Select Diversified International Fund, Class S (a)	78,884	608,983
MassMutual Select Diversified Value Fund, Class S (a)	56,268	762,999
MassMutual Select Focused Value Fund, Class Z (a)	30,054	701,472
MassMutual Select Fundamental Growth Fund, Class S (a)	92,009	768,277
MassMutual Select Fundamental Value Fund, Class Z (a)	63,867	868,596
MassMutual Select Growth Opportunities Fund, Class Z (a)	57,662	659,076
MassMutual Select Large Cap Value Fund, Class S (a)	57,011	540,462
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	29,119	536,374
MassMutual Select Mid-Cap Value Fund, Class Z (a)	44,248	649,565
MassMutual Select Overseas Fund, Class Z (a)	195,788	1,771,880
MassMutual Select PIMCO Total Return Fund, Class Z (a)	28,924	292,709
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	18,706	355,792
MassMutual Select Small Cap Value Equity Fund, Class S (a)	37,960	566,740
MassMutual Select Small Company Growth Fund, Class S (a)	18,576	233,309

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class Z (a)	10,078	$164,980
MassMutual Select Strategic Bond Fund, Class S (a)	23,953	235,221
MM MSCI EAFE International Index Fund, Class Z (a)	133,577	1,804,623
MM Russell 2000 Small Cap Index Fund, Class Z (a)	50,585	667,725
MM S&P Mid Cap Index Fund, Class Z (a)	63,213	788,269
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	235,202	707,959
Oppenheimer Developing Markets Fund, Class I (a)	18,640	700,315
Oppenheimer Global Real Estate Fund, Class I (a)	39,813	397,735
Oppenheimer International Bond Fund, Class I (a)	131,193	796,343
Oppenheimer Real Estate Fund, Class I (a)	18,623	433,906

		26,628,072

TOTAL MUTUAL FUNDS (Cost $26,046,705)		26,628,072

TOTAL LONG-TERM INVESTMENTS (Cost $26,046,705)		26,628,072

TOTAL INVESTMENTS — 100.1% (Cost $26,046,705) (c)		26,628,072

Other Assets/(Liabilities) — (0.1)%		(33,593)

NET ASSETS — 100.0%		$26,594,479

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

39

MassMutual RetireSMART 2030 Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	1,413,036	$15,402,096
MassMutual Premier Disciplined Growth Fund, Class S (a)	2,302,719	27,563,544
MassMutual Premier Disciplined Value Fund, Class S (a)	1,853,755	27,268,741
MassMutual Premier Focused International Fund, Class Z (a)	334,336	4,343,021
MassMutual Premier High Yield Fund, Class Z (a)	1,728,327	16,661,075
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	947,568	9,627,291
MassMutual Premier International Equity Fund, Class S (a)	671,879	10,293,188
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	1,148,260	11,907,454
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	933,191	11,076,983
MassMutual Select Blue Chip Growth Fund, Class S (a)	807,264	13,675,057
MassMutual Select Diversified International Fund, Class S (a)	1,334,643	10,303,441
MassMutual Select Diversified Value Fund, Class S (a)	990,419	13,430,079
MassMutual Select Focused Value Fund, Class Z (a)	446,201	10,414,321
MassMutual Select Fundamental Growth Fund, Class S (a)	1,619,919	13,526,324
MassMutual Select Fundamental Value Fund, Class Z (a)	1,123,894	15,284,954
MassMutual Select Growth Opportunities Fund, Class Z (a)	1,015,629	11,608,645
MassMutual Select Large Cap Value Fund, Class S (a)	1,003,194	9,510,276
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	475,386	8,756,605
MassMutual Select Mid-Cap Value Fund, Class Z (a)	722,034	10,599,455
MassMutual Select Overseas Fund, Class Z (a)	3,305,355	29,913,459
MassMutual Select PIMCO Total Return Fund, Class Z (a)	299,482	3,030,759
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	324,133	6,165,008
MassMutual Select Small Cap Value Equity Fund, Class S (a)	679,289	10,141,781
MassMutual Select Small Company Growth Fund, Class S (a)	320,679	4,027,722

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class Z (a)	184,253	$3,016,218
MassMutual Select Strategic Bond Fund, Class S (a)	248,090	2,436,248
MM MSCI EAFE International Index Fund, Class Z (a)	2,253,036	30,438,511
MM Russell 2000 Small Cap Index Fund, Class Z (a)	879,089	11,603,980
MM S&P Mid Cap Index Fund, Class Z (a)	1,031,496	12,862,757
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	3,733,670	11,238,346
Oppenheimer Developing Markets Fund, Class I (a)	335,450	12,602,853
Oppenheimer Global Real Estate Fund, Class I (a)	684,633	6,839,485
Oppenheimer International Bond Fund, Class I (a)	1,581,124	9,597,423
Oppenheimer Real Estate Fund, Class I (a)	287,200	6,691,767

		411,858,867

TOTAL MUTUAL FUNDS (Cost $365,580,352)		411,858,867

TOTAL LONG-TERM INVESTMENTS (Cost $365,580,352)		411,858,867

TOTAL INVESTMENTS — 100.1% (Cost $365,580,352) (c)		411,858,867

Other Assets/(Liabilities) — (0.1)%		(278,841)

NET ASSETS — 100.0%		$411,580,026

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

40

MassMutual RetireSMART 2035 Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	61,817	$673,806
MassMutual Premier Disciplined Growth Fund, Class S (a)	116,672	1,396,567
MassMutual Premier Disciplined Value Fund, Class S (a)	93,946	1,381,939
MassMutual Premier Focused International Fund, Class Z (a)	18,350	238,370
MassMutual Premier High Yield Fund, Class Z (a)	67,719	652,813
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	37,084	376,776
MassMutual Premier International Equity Fund, Class S (a)	36,862	564,733
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	51,729	536,431
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	54,851	651,081
MassMutual Select Blue Chip Growth Fund, Class S (a)	47,692	807,905
MassMutual Select Diversified International Fund, Class S (a)	73,240	565,412
MassMutual Select Diversified Value Fund, Class S (a)	58,545	793,864
MassMutual Select Focused Value Fund, Class Z (a)	24,182	564,411
MassMutual Select Fundamental Growth Fund, Class S (a)	95,738	799,415
MassMutual Select Fundamental Value Fund, Class Z (a)	66,450	903,714
MassMutual Select Growth Opportunities Fund, Class Z (a)	60,010	685,912
MassMutual Select Large Cap Value Fund, Class S (a)	59,310	562,257
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	26,310	484,626
MassMutual Select Mid-Cap Value Fund, Class Z (a)	39,978	586,872
MassMutual Select Overseas Fund, Class Z (a)	181,420	1,641,847
MassMutual Select PIMCO Total Return Fund, Class Z (a)	13,682	138,463
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	18,552	352,863
MassMutual Select Small Cap Value Equity Fund, Class S (a)	36,840	550,023
MassMutual Select Small Company Growth Fund, Class S (a)	18,419	231,348

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class Z (a)	9,642	$157,833
MassMutual Select Strategic Bond Fund, Class S (a)	11,313	111,095
MM MSCI EAFE International Index Fund, Class Z (a)	123,686	1,670,994
MM Russell 2000 Small Cap Index Fund, Class Z (a)	49,860	658,150
MM S&P Mid Cap Index Fund, Class Z (a)	57,108	712,137
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	201,601	606,819
Oppenheimer Developing Markets Fund, Class I (a)	17,248	648,011
Oppenheimer Global Real Estate Fund, Class I (a)	35,442	354,064
Oppenheimer International Bond Fund, Class I (a)	78,099	474,064
Oppenheimer Real Estate Fund, Class I (a)	16,129	375,813

		21,910,428

TOTAL MUTUAL FUNDS (Cost $20,998,688)		21,910,428

TOTAL LONG-TERM INVESTMENTS (Cost $20,998,688)		21,910,428

TOTAL INVESTMENTS — 100.1% (Cost $20,998,688) (c)		21,910,428

Other Assets/(Liabilities) — (0.1)%		(32,001)

NET ASSETS — 100.0%		$21,878,427

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

41

MassMutual RetireSMART 2040 Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	758,046	$8,262,702
MassMutual Premier Disciplined Growth Fund, Class S (a)	1,316,429	15,757,658
MassMutual Premier Disciplined Value Fund, Class S (a)	1,059,808	15,589,775
MassMutual Premier Focused International Fund, Class Z (a)	225,627	2,930,899
MassMutual Premier High Yield Fund, Class Z (a)	712,003	6,863,706
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	358,205	3,639,367
MassMutual Premier International Equity Fund, Class S (a)	453,382	6,945,811
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	600,570	6,227,910
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	629,594	7,473,286
MassMutual Select Blue Chip Growth Fund, Class S (a)	630,132	10,674,433
MassMutual Select Diversified International Fund, Class S (a)	902,188	6,964,888
MassMutual Select Diversified Value Fund, Class S (a)	773,141	10,483,798
MassMutual Select Focused Value Fund, Class Z (a)	294,104	6,864,388
MassMutual Select Fundamental Growth Fund, Class S (a)	1,264,521	10,558,747
MassMutual Select Fundamental Value Fund, Class Z (a)	877,343	11,931,868
MassMutual Select Growth Opportunities Fund, Class Z (a)	792,789	9,061,583
MassMutual Select Large Cap Value Fund, Class S (a)	783,140	7,424,169
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	326,665	6,017,167
MassMutual Select Mid-Cap Value Fund, Class Z (a)	496,172	7,283,812
MassMutual Select Overseas Fund, Class Z (a)	2,230,600	20,186,931
MassMutual Select PIMCO Total Return Fund, Class Z (a)	160,556	1,624,826
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	227,858	4,333,864
MassMutual Select Small Cap Value Equity Fund, Class S (a)	471,391	7,037,862
MassMutual Select Small Company Growth Fund, Class S (a)	225,521	2,832,545

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class Z (a)	126,831	$2,076,215
MassMutual Select Strategic Bond Fund, Class S (a)	132,997	1,306,034
MM MSCI EAFE International Index Fund, Class Z (a)	1,519,567	20,529,350
MM Russell 2000 Small Cap Index Fund, Class Z (a)	616,312	8,135,320
MM S&P Mid Cap Index Fund, Class Z (a)	708,833	8,839,145
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	2,404,436	7,237,354
Oppenheimer Developing Markets Fund, Class I (a)	225,876	8,486,158
Oppenheimer Global Real Estate Fund, Class I (a)	449,146	4,486,966
Oppenheimer International Bond Fund, Class I (a)	840,262	5,100,393
Oppenheimer Real Estate Fund, Class I (a)	189,922	4,425,180

		267,594,110

TOTAL MUTUAL FUNDS (Cost $236,171,563)		267,594,110

TOTAL LONG-TERM INVESTMENTS (Cost $236,171,563)		267,594,110

TOTAL INVESTMENTS — 100.1% (Cost $236,171,563) (c)		267,594,110

Other Assets/(Liabilities) — (0.1)%		(185,980)

NET ASSETS — 100.0%		$267,408,130

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

42

MassMutual RetireSMART 2045 Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.3%
Diversified Financial — 100.3%
MassMutual Premier Core Bond Fund, Class Z (a)	14,415	$157,126
MassMutual Premier Disciplined Growth Fund, Class S (a)	54,166	648,369
MassMutual Premier Disciplined Value Fund, Class S (a)	43,619	641,638
MassMutual Premier Focused International Fund, Class Z (a)	9,832	127,721
MassMutual Premier High Yield Fund, Class Z (a)	12,588	121,350
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	6,116	62,136
MassMutual Premier International Equity Fund, Class S (a)	19,756	302,654
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	11,671	121,030
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	28,744	341,193
MassMutual Select Blue Chip Growth Fund, Class S (a)	28,552	483,676
MassMutual Select Diversified International Fund, Class S (a)	39,334	303,661
MassMutual Select Diversified Value Fund, Class S (a)	35,056	475,354
MassMutual Select Focused Value Fund, Class Z (a)	12,716	296,789
MassMutual Select Fundamental Growth Fund, Class S (a)	57,330	478,707
MassMutual Select Fundamental Value Fund, Class Z (a)	39,799	541,273
MassMutual Select Growth Opportunities Fund, Class Z (a)	35,933	410,712
MassMutual Select Large Cap Value Fund, Class S (a)	35,527	336,799
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	14,304	263,476
MassMutual Select Mid-Cap Value Fund, Class Z (a)	21,739	319,135
MassMutual Select Overseas Fund, Class Z (a)	97,242	880,038
MassMutual Select PIMCO Total Return Fund, Class Z (a)	3,136	31,738
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	10,205	194,096
MassMutual Select Small Cap Value Equity Fund, Class S (a)	20,311	303,244
MassMutual Select Small Company Growth Fund, Class S (a)	10,134	127,284

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class Z (a)	5,322	$87,116
MassMutual Select Strategic Bond Fund, Class S (a)	2,601	25,541
MM MSCI EAFE International Index Fund, Class Z (a)	66,251	895,051
MM Russell 2000 Small Cap Index Fund, Class Z (a)	27,437	362,173
MM S&P Mid Cap Index Fund, Class Z (a)	31,059	387,309
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	103,863	312,628
Oppenheimer Developing Markets Fund, Class I (a)	9,439	354,633
Oppenheimer Global Real Estate Fund, Class I (a)	18,632	186,133
Oppenheimer International Bond Fund, Class I (a)	17,790	107,984
Oppenheimer Real Estate Fund, Class I (a)	8,493	197,883

		10,885,650

TOTAL MUTUAL FUNDS (Cost $10,242,703)		10,885,650

TOTAL LONG-TERM INVESTMENTS (Cost $10,242,703)		10,885,650

TOTAL INVESTMENTS — 100.3% (Cost $10,242,703) (c)		10,885,650

Other Assets/(Liabilities) — (0.3)%		(27,742)

NET ASSETS — 100.0%		$10,857,908

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

43

MassMutual RetireSMART 2050 Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Diversified Financial — 100.1%
MassMutual Premier Core Bond Fund, Class Z (a)	92,014	$1,002,954
MassMutual Premier Disciplined Growth Fund, Class S (a)	405,364	4,852,209
MassMutual Premier Disciplined Value Fund, Class S (a)	326,414	4,801,555
MassMutual Premier Focused International Fund, Class Z (a)	73,559	955,533
MassMutual Premier High Yield Fund, Class Z (a)	82,166	792,077
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	40,662	413,127
MassMutual Premier International Equity Fund, Class S (a)	147,740	2,263,380
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	75,196	779,779
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	209,408	2,485,667
MassMutual Select Blue Chip Growth Fund, Class S (a)	213,749	3,620,914
MassMutual Select Diversified International Fund, Class S (a)	294,786	2,275,747
MassMutual Select Diversified Value Fund, Class S (a)	262,366	3,557,681
MassMutual Select Focused Value Fund, Class Z (a)	95,139	2,220,555
MassMutual Select Fundamental Growth Fund, Class S (a)	429,058	3,582,632
MassMutual Select Fundamental Value Fund, Class Z (a)	297,754	4,049,450
MassMutual Select Growth Opportunities Fund, Class Z (a)	269,039	3,075,115
MassMutual Select Large Cap Value Fund, Class S (a)	265,806	2,519,843
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	107,033	1,971,555
MassMutual Select Mid-Cap Value Fund, Class Z (a)	162,608	2,387,083
MassMutual Select Overseas Fund, Class Z (a)	727,265	6,581,752
MassMutual Select PIMCO Total Return Fund, Class Z (a)	20,235	204,778
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	75,628	1,438,442
MassMutual Select Small Cap Value Equity Fund, Class S (a)	153,874	2,297,338
MassMutual Select Small Company Growth Fund, Class S (a)	74,948	941,349

	Number of Shares	Value
MassMutual Select Small Company Value Fund, Class Z (a)	40,976	$670,777
MassMutual Select Strategic Bond Fund, Class S (a)	16,766	164,641
MM MSCI EAFE International Index Fund, Class Z (a)	495,119	6,689,055
MM Russell 2000 Small Cap Index Fund, Class Z (a)	203,775	2,689,829
MM S&P Mid Cap Index Fund, Class Z (a)	232,336	2,897,232
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	773,281	2,327,577
Oppenheimer Developing Markets Fund, Class I (a)	72,315	2,716,886
Oppenheimer Global Real Estate Fund, Class I (a)	142,854	1,427,107
Oppenheimer International Bond Fund, Class I (a)	112,290	681,599
Oppenheimer Real Estate Fund, Class I (a)	62,398	1,453,879

		80,789,097

TOTAL MUTUAL FUNDS (Cost $73,233,049)		80,789,097

TOTAL LONG-TERM INVESTMENTS (Cost $73,233,049)		80,789,097

TOTAL INVESTMENTS — 100.1% (Cost $73,233,049) (c)		80,789,097

Other Assets/(Liabilities) — (0.1)%		(56,874)

NET ASSETS — 100.0%		$80,732,223

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

44

MassMutual RetireSMART 2055 Fund – Portfolio of Investments

December 31, 2013

	Number of Shares	Value
MUTUAL FUNDS — 101.7%
Diversified Financial — 101.7%
MassMutual Premier Core Bond Fund, Class Z (a)	1,313	$14,316
MassMutual Premier Disciplined Growth Fund, Class S (a)	5,499	65,818
MassMutual Premier Disciplined Value Fund, Class S (a)	4,427	65,120
MassMutual Premier Focused International Fund, Class Z (a)	999	12,973
MassMutual Premier High Yield Fund, Class Z (a)	1,123	10,826
MassMutual Premier Inflation-Protected and Income Fund, Class Z (a)	552	5,611
MassMutual Premier International Equity Fund, Class S (a)	2,004	30,697
MassMutual Premier Short-Duration Bond Fund, Class Z (a)	1,015	10,524
MassMutual Premier Strategic Emerging Markets Fund, Class Z (a)	2,719	32,279
MassMutual Select Blue Chip Growth Fund, Class S (a)	2,897	49,071
MassMutual Select Diversified International Fund, Class S (a)	3,989	30,794
MassMutual Select Diversified Value Fund, Class S (a)	3,559	48,255
MassMutual Select Focused Value Fund, Class Z (a)	1,292	30,147
MassMutual Select Fundamental Growth Fund, Class S (a)	5,820	48,596
MassMutual Select Fundamental Value Fund, Class Z (a)	4,036	54,889
MassMutual Select Growth Opportunities Fund, Class Z (a)	3,648	41,702
MassMutual Select Large Cap Value Fund, Class S (a)	3,600	34,128
MassMutual Select Mid Cap Growth Equity II Fund, Class Z (a)	1,452	26,745
MassMutual Select Mid-Cap Value Fund, Class Z (a)	2,207	32,402
MassMutual Select Overseas Fund, Class Z (a)	9,855	89,192
MassMutual Select PIMCO Total Return Fund, Class Z (a)	275	2,787
MassMutual Select Small Cap Growth Equity Fund, Class Z (a)	1,018	19,363
MassMutual Select Small Cap Value Equity Fund, Class S (a)	2,105	31,433
MassMutual Select Small Company Growth Fund, Class S (a)	1,004	12,613
MassMutual Select Small Company Value Fund, Class Z (a)	566	9,265

	Number of Shares	Value
MassMutual Select Strategic Bond Fund, Class S (a)	232	$2,275
MM MSCI EAFE International Index Fund, Class Z (a)	6,709	90,642
MM Russell 2000 Small Cap Index Fund, Class Z (a)	2,750	36,300
MM S&P Mid Cap Index Fund, Class Z (a)	3,145	39,214
Oppenheimer Commodity Strategy Total Return Fund, Class I (a) (b)	10,459	31,480
Oppenheimer Developing Markets Fund, Class I (a)	1,016	38,190
Oppenheimer Global Real Estate Fund, Class I (a)	1,979	19,768
Oppenheimer International Bond Fund, Class I (a)	1,331	8,082
Oppenheimer Real Estate Fund, Class I (a)	831	19,362

		1,094,859

TOTAL MUTUAL FUNDS (Cost $1,081,924)		1,094,859

TOTAL LONG-TERM INVESTMENTS (Cost $1,081,924)		1,094,859

TOTAL INVESTMENTS — 101.7% (Cost $1,081,924) (c)		1,094,859

Other Assets/(Liabilities) — (1.7)%		(18,427)

NET ASSETS — 100.0%		$1,076,432

Notes to Portfolio of Investments

(a)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

45

MassMutual Select Funds – Financial Statements

Statements of Assets and Liabilities

December 31, 2013

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Assets:
Investments, at value — affiliated issuers (Note 2 & 7) (a)	$209,816,774	$416,100,475

Total investments	209,816,774	416,100,475

Receivables from:
Investments sold	115,871	-
Investment adviser	-	-
Fund shares sold	68,664	206,932
Interest and dividends	70	25

Total assets	210,001,379	416,307,432

Liabilities:
Payables for:
Investments purchased	70	96,361
Fund shares repurchased	183,273	108,094
Trustees’ fees and expenses (Note 3)	19,912	40,525
Affiliates (Note 3):
Investment management fees	9,070	17,993
Administration fees	31,030	70,564
Service fees	82,805	134,627
Distribution fees	-	-
Due to custodian	29	58
Accrued expense and other liabilities	34,666	38,820

Total liabilities	360,855	507,042

Net assets	$209,640,524	$415,800,390

Net assets consist of:
Paid-in capital	$207,193,122	$380,372,640
Undistributed (accumulated) net investment income (loss)	-	-
Distributions in excess of net investment income	(18,622)	(37,946)
Accumulated net realized gain (loss) on investments	465,754	5,013,624
Net unrealized appreciation (depreciation) on investments	2,000,270	30,452,072

Net assets	$209,640,524	$415,800,390

(a) Cost of investments — affiliated issuers:	$207,816,504	$385,648,403

The accompanying notes are an integral part of the financial statements.

46

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$337,284,545	$104,258,869	$84,418,329	$107,686,944	$20,393,794	$458,910,452

337,284,545	104,258,869	84,418,329	107,686,944	20,393,794	458,910,452

-	-	149,879	84,707	-	1,064,601
-	6,094	-	-	7,394	-
98,144	937,049	11,523	30,895	12,177	565,606
-	-	31	15	-	14

337,382,689	105,202,012	84,579,762	107,802,561	20,413,365	460,540,673

40,453	933,719	31	15	11,932	14
57,933	2,733	160,891	114,947	19	1,627,477
30,519	6,715	37,933	35,252	856	114,271

14,471	4,378	3,682	4,700	874	19,834
64,486	19,369	15,238	18,568	4,064	93,505
114,201	36,331	13,073	15,374	2,991	59,332
-	-	69	651	-	1,760
46	14	12	15	3	63
36,717	31,852	32,101	32,437	30,584	38,094

358,826	1,035,111	263,030	221,959	51,323	1,954,350

$337,023,863	$104,166,901	$84,316,732	$107,580,602	$20,362,042	$458,586,323

$289,190,788	$88,245,360	$102,885,901	$128,091,401	$19,773,088	$469,677,720
-	-	1,956,400	2,674,959	-	11,568,011
(28,502)	(6,178)	-	-	(765)	-
6,724,059	2,521,703	(21,835,125)	(26,967,761)	456,425	(62,284,536)
41,137,518	13,406,016	1,309,556	3,782,003	133,294	39,625,128

$337,023,863	$104,166,901	$84,316,732	$107,580,602	$20,362,042	$458,586,323

$296,147,027	$90,852,853	$83,108,773	$103,904,941	$20,260,500	$419,285,324

47

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Class S shares:
Net assets	$3,072,559	$17,345,265

Shares outstanding (a)	306,222	1,635,064

Net asset value, offering price and redemption price per share	$10.03	$10.61

Class Y shares:
Net assets	$12,812,350	$31,676,777

Shares outstanding (a)	1,277,687	2,982,828

Net asset value, offering price and redemption price per share	$10.03	$10.62

Class L shares:
Net assets	$61,816,782	$150,710,229

Shares outstanding (a)	6,159,344	14,176,842

Net asset value, offering price and redemption price per share	$10.04	$10.63

Class A shares:
Net assets	$131,938,833	$216,068,119

Shares outstanding (a)	13,142,365	20,292,600

Net asset value and redemption price per share	$10.04	$10.65

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.65	$11.30

Class N shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

48

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$4,662,679	$4,132,335	$26,413,607	$62,731,544	$10,699,332	$231,680,940

412,290	340,935	2,428,526	5,393,870	918,908	19,051,579

$11.31	$12.12	$10.88	$11.63	$11.64	$12.16

$18,053,031	$3,545,274	$17,285,942	$10,809,096	$261,391	$42,620,650

1,596,260	292,492	1,586,843	928,625	22,453	3,503,350

$11.31	$12.12	$10.89	$11.64	$11.64	$12.17

$130,737,510	$35,397,532	$19,812,297	$10,399,573	$3,517,473	$89,312,814

11,547,383	2,918,870	1,818,806	895,599	302,905	7,344,786

$11.32	$12.13	$10.89	$11.61	$11.61	$12.16

$183,570,643	$61,091,760	$20,693,408	$22,595,441	$5,883,846	$92,034,124

16,191,394	5,040,617	1,913,842	1,956,934	509,035	7,638,669

$11.34	$12.12	$10.81	$11.55	$11.56	$12.05

$12.03	$12.86	$11.47	$12.25	$12.27	$12.79

$-	$-	$111,478	$1,044,948	$-	$2,937,795

-	-	10,328	91,116	-	246,829

$-	$-	$10.79	$11.47	$-	$11.90

49

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Assets:
Investments, at value — affiliated issuers (Note 2 & 7) (a)	$26,628,072	$411,858,867

Total investments	26,628,072	411,858,867

Receivables from:
Investments sold	-	1,916,903
Investment adviser	7,577	-
Fund shares sold	14,263	317,524

Total assets	26,649,912	414,093,294

Liabilities:
Payables for:
Investments purchased	4,383	-
Fund shares repurchased	9,746	2,231,999
Trustees’ fees and expenses (Note 3)	839	90,666
Affiliates (Note 3):
Investment management fees	1,108	17,709
Administration fees	5,587	83,764
Service fees	3,140	50,028
Distribution fees	-	2,128
Due to custodian	3	56
Accrued expense and other liabilities	30,627	36,918

Total liabilities	55,433	2,513,268

Net assets	$26,594,479	$411,580,026

Net assets consist of:
Paid-in capital	$25,303,533	$401,676,032
Undistributed (accumulated) net investment income (loss)	-	8,280,724
Distributions in excess of net investment income	(742)	-
Accumulated net realized gain (loss) on investments	710,321	(44,655,245)
Net unrealized appreciation (depreciation) on investments	581,367	46,278,515

Net assets	$26,594,479	$411,580,026

(a) Cost of investments — affiliated issuers:	$26,046,705	$365,580,352

The accompanying notes are an integral part of the financial statements.

50

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund

$21,910,428	$267,594,110	$10,885,650	$80,789,097	$1,094,859

21,910,428	267,594,110	10,885,650	80,789,097	1,094,859

-	268,642	-	-	6
7,400	-	7,367	7,074	13,761
14,348	200,462	30,316	136,509	-

21,932,176	268,063,214	10,923,333	80,932,680	1,108,626

14,237	-	30,261	136,059	-
-	467,539	-	-	-
689	55,076	413	6,908	64
920	11,457	454	3,372	46

4,572	53,052	2,233	13,966	184
2,861	31,254	1,757	7,319	65
-	2,107	-	1,456	-
3	36	1	11	-
30,467	34,563	30,306	31,366	31,835

53,749	655,084	65,425	200,457	32,194

$21,878,427	$267,408,130	$10,857,908	$80,732,223	$1,076,432

$20,321,581	$252,716,619	$9,874,459	$71,222,047	$1,025,923
-	4,094,608	20	-	34
(611)	-	-	(6,518)	-
645,717	(20,825,644)	340,482	1,960,646	37,540
911,740	31,422,547	642,947	7,556,048	12,935

$21,878,427	$267,408,130	$10,857,908	$80,732,223	$1,076,432

$20,998,688	$236,171,563	$10,242,703	$73,233,049	$1,081,924

51

MassMutual Select Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2013

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Class S shares:
Net assets	$11,732,084	$209,823,561

Shares outstanding (a)	949,515	16,594,843

Net asset value, offering price and redemption price per share	$12.36	$12.64

Class Y shares:
Net assets	$778,088	$46,489,684

Shares outstanding (a)	62,971	3,677,359

Net asset value, offering price and redemption price per share	$12.36	$12.64

Class L shares:
Net assets	$7,257,631	$73,802,188

Shares outstanding (a)	588,614	5,825,807

Net asset value, offering price and redemption price per share	$12.33	$12.67

Class A shares:
Net assets	$6,826,676	$77,891,942

Shares outstanding (a)	556,053	6,195,476

Net asset value and redemption price per share	$12.28	$12.57

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$13.03	$13.34

Class N shares:
Net assets	$-	$3,572,651

Shares outstanding	-	286,945

Net asset value, offering price and redemption price per share	$-	$12.45

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

52

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund

$9,582,392	$139,154,973	$5,499,200	$49,996,265	$753,217

746,867	10,866,639	428,509	5,107,882	71,715

$12.83	$12.81	$12.83	$9.79	$10.50

$1,214,505	$27,837,709	$321,573	$9,647,502	$107,679

94,659	2,175,234	25,059	984,852	10,256

$12.83	$12.80	$12.83	$9.80	$10.50

$4,833,050	$49,619,497	$1,448,031	$8,880,717	$107,967

377,327	3,869,200	113,066	909,185	10,283

$12.81	$12.82	$12.81	$9.77	$10.50

$6,248,480	$47,265,124	$3,589,104	$9,720,973	$107,569

490,168	3,716,869	281,425	997,009	10,246

$12.75	$12.72	$12.75	$9.75	$10.50

$13.53	$13.50	$13.53	$10.34	$11.14

$-	$3,530,827	$-	$2,486,766	$-

-	280,310	-	255,662	-

$-	$12.60	$-	$9.73	$-

53

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2013

	MassMutual RetireSMART Conservative Fund	MassMutual RetireSMART Moderate Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$4,816,206	$8,191,682

Total investment income	4,816,206	8,191,682

Expenses (Note 3):
Investment management fees	113,536	227,078
Custody fees	37,808	37,762
Audit fees	28,636	28,883
Legal fees	1,702	3,401
Proxy fees	1,028	1,028
Shareholder reporting fees	12,556	21,003
Trustees’ fees	18,343	36,439

	213,609	355,594
Administration fees:
Class S	1,164	6,777
Class Y	5,760	16,264
Class L	123,074	318,399
Class A	266,138	579,622
Class N	-	-
Distribution fees:
Class N	-	-
Service fees:
Class A	374,631	699,688
Class N	-	-

Total expenses	984,376	1,976,344
Expenses waived (Note 3):
Class S fees reimbursed by adviser	-	-
Class Y fees reimbursed by adviser	-	-
Class L fees reimbursed by adviser	-	-
Class A fees reimbursed by adviser	-	-
Class S administrative fees waived	-	-
Class Y administrative fees waived	-	-
Class L administrative fees waived	-	-
Class A administrative fees waived	-	-
Class N administrative fees waived	-	-

Net expenses	984,376	1,976,344

Net investment income (loss)	3,831,830	6,215,338

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	5,839,794	21,038,232
Realized gain distributions — affiliated issuers (Note 7)	3,993,052	13,672,862

Net realized gain (loss)	9,832,846	34,711,094

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	(652,975)	19,979,641

Net change in unrealized appreciation (depreciation)	(652,975)	19,979,641

Net realized gain (loss) and change in unrealized appreciation (depreciation)	9,179,871	54,690,735

Net increase (decrease) in net assets resulting from operations	$13,011,701	$60,906,073

The accompanying notes are an integral part of the financial statements.

54

MassMutual RetireSMART Moderate Growth Fund	MassMutual RetireSMART Growth Fund	MassMutual RetireSMART In Retirement Fund	MassMutual RetireSMART 2010 Fund	MassMutual RetireSMART 2015 Fund	MassMutual RetireSMART 2020 Fund

$5,645,072	$1,378,299	$1,824,984	$2,272,437	$390,562	$8,384,892

5,645,072	1,378,299	1,824,984	2,272,437	390,562	8,384,892

176,414	44,651	44,035	53,559	7,068	215,751
37,392	37,007	37,765	37,844	36,568	37,834
28,765	28,480	28,492	28,507	28,410	28,811
2,554	602	646	758	88	3,003
1,028	1,028	1,028	1,028	1,028	1,028
17,016	7,050	7,209	7,642	4,124	19,280
28,132	6,988	7,013	8,540	1,056	34,142

291,301	125,806	126,188	137,878	78,342	339,849

3,869	2,592	29,608	77,245	12,934	311,704
10,769	1,950	28,231	21,615	429	84,511
286,683	72,336	69,041	34,505	6,364	316,833
495,534	123,258	59,173	76,765	9,897	314,078
-	-	380	4,055	-	11,403

-	-	289	2,764	-	7,310

541,686	134,856	53,042	60,578	7,437	230,940
-	-	289	2,764	-	7,310

1,629,842	460,798	366,241	418,169	115,403	1,623,938

-	(1,473)	-	-	(46,637)	-
-	(820)	-	-	(1,004)	-
-	(19,255)	-	-	(10,065)	-
-	(32,816)	-	-	(16,118)	-
-	-	(637)	(1,485)	-	(4,714)
-	-	(375)	(233)	-	(714)
-	-	(710)	(295)	-	(2,421)
-	-	(533)	(615)	-	(2,247)
-	-	(3)	(32)	-	(83)

1,629,842	406,434	363,983	415,509	41,579	1,613,759

4,015,230	971,865	1,461,001	1,856,928	348,983	6,771,133

18,863,771	2,919,015	3,777,120	4,889,357	706,062	22,988,697
14,501,018	4,843,779	1,989,395	3,082,971	661,263	17,422,366

33,364,789	7,762,794	5,766,515	7,972,328	1,367,325	40,411,063

31,957,256	11,475,655	(1,511,299)	547,814	88,061	21,612,146

31,957,256	11,475,655	(1,511,299)	547,814	88,061	21,612,146

65,322,045	19,238,449	4,255,216	8,520,142	1,455,386	62,023,209

$69,337,275	$20,210,314	$5,716,217	$10,377,070	$1,804,369	$68,794,342

55

MassMutual Select Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2013

	MassMutual RetireSMART 2025 Fund	MassMutual RetireSMART 2030 Fund
Investment income (Note 2):
Dividends — affiliated issuers (Note 7)	$441,536	$6,858,219

Total investment income	441,536	6,858,219

Expenses (Note 3):
Investment management fees	7,450	189,384
Custody fees	36,873	37,296
Audit fees	28,410	28,755
Legal fees	82	2,612
Proxy fees	1,028	1,028
Shareholder reporting fees	4,460	16,971
Trustees’ fees	1,067	29,877

	79,370	305,923
Administration fees:
Class S	10,202	289,059
Class Y	960	92,845
Class L	14,246	254,035
Class A	11,191	259,181
Class N	-	12,919
Distribution fees:
Class N	-	8,203
Service fees:
Class A	8,304	188,522
Class N	-	8,203

Total expenses	124,273	1,418,890
Expenses waived (Note 3):
Class S fees reimbursed by adviser	(33,654)	-
Class Y fees reimbursed by adviser	(2,106)	-
Class L fees reimbursed by adviser	(21,703)	-
Class A fees reimbursed by adviser	(17,457)	-
Class N fees reimbursed by adviser	-	-
Class S administrative fees waived	-	(8,357)
Class Y administrative fees waived	-	(1,535)
Class L administrative fees waived	-	(3,831)
Class A administrative fees waived	-	(3,605)
Class N administrative fees waived	-	(163)

Net expenses	49,353	1,401,399

Net investment income (loss)	392,183	5,456,820

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — affiliated issuers (Note 7)	801,558	21,055,526
Realized gain distributions — affiliated issuers (Note 7)	1,069,418	17,711,456

Net realized gain (loss)	1,870,976	38,766,982

Net change in unrealized appreciation (depreciation) on:
Investment transactions — affiliated issuers	443,943	29,631,179

Net change in unrealized appreciation (depreciation)	443,943	29,631,179

Net realized gain (loss) and change in unrealized appreciation (depreciation)	2,314,919	68,398,161

Net increase (decrease) in net assets resulting from operations	$2,707,102	$73,854,981

+	Fund commenced operations on September 17, 2013.

The accompanying notes are an integral part of the financial statements.

56

MassMutual RetireSMART 2035 Fund	MassMutual RetireSMART 2040 Fund	MassMutual RetireSMART 2045 Fund	MassMutual RetireSMART 2050 Fund	MassMutual RetireSMART 2055 Fund+

$324,702	$4,124,287	$143,127	$1,082,491	$12,702

324,702	4,124,287	143,127	1,082,491	12,702

6,007	122,365	3,273	31,917	150
36,601	37,281	36,349	37,149	4,458
28,408	28,626	28,405	28,454	28,400
66	1,706	37	423	5,183
1,028	1,028	1,028	1,028	-
4,435	12,328	4,274	6,004	2,242
852	19,345	476	4,913	65

77,397	222,679	73,842	109,888	40,498

7,986	190,196	5,293	57,663	315
1,555	50,987	494	16,188	75
9,818	157,098	3,157	17,011	106
10,268	159,400	6,929	33,075	105
-	12,138	-	8,028	-

-	7,789	-	5,219	-

7,604	117,344	5,023	24,712	75
-	7,789	-	5,219	-

114,628	925,420	94,738	277,003	41,174

(32,066)	-	(37,284)	(53,619)	(28,168)
(4,079)	-	(2,278)	(11,598)	(4,042)
(18,470)	-	(10,340)	(8,381)	(4,053)
(19,543)	-	(22,808)	(17,689)	(4,040)
-	-	-	(3,689)	-
-	(5,785)	-	-	-
-	(800)	-	-	-
-	(2,348)	-	-	-
-	(2,252)	-	-	-
-	(147)	-	-	-

40,470	914,088	22,028	182,027	871

284,232	3,210,199	121,099	900,464	11,831

422,649	13,956,068	271,131	3,805,114	1,345
942,736	11,728,313	492,574	3,662,875	49,621

1,365,385	25,684,381	763,705	7,467,989	50,966

802,422	21,499,837	570,954	5,917,052	12,935

802,422	21,499,837	570,954	5,917,052	12,935

2,167,807	47,184,218	1,334,659	13,385,041	63,901

$2,452,039	$50,394,417	$1,455,758	$14,285,505	$75,732

57

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART Conservative Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,831,830	$4,548,238
Net realized gain (loss) on investment transactions	9,832,846	3,420,780
Net change in unrealized appreciation (depreciation) on investments	(652,975)	12,875,289

Net increase (decrease) in net assets resulting from operations	13,011,701	20,844,307

Distributions to shareholders (Note 2):
From net investment income:
Class S	(82,049)	(70,837)
Class Y	(343,965)	(80,364)
Class L	(1,554,532)	(1,854,623)
Class A	(2,980,876)	(3,730,078)

Total distributions from net investment income	(4,961,422)	(5,735,902)

From net realized gains:
Class S	(105,757)	(45,856)
Class Y	(439,437)	(48,308)
Class L	(2,681,551)	(1,186,060)
Class A	(5,616,192)	(2,704,816)

Total distributions from net realized gains	(8,842,937)	(3,985,040)

Net fund share transactions (Note 5):
Class S	335,607	2,663,570
Class Y	10,027,673	306,272
Class L	(11,715,533)	(27,108,886)
Class A	(31,488,367)	(10,137,162)

Increase (decrease) in net assets from fund share transactions	(32,840,620)	(34,276,206)

Total increase (decrease) in net assets	(33,633,278)	(23,152,841)
Net assets
Beginning of year	243,273,802	266,426,643

End of year	$209,640,524	$243,273,802

Distributions in excess of net investment income included in net assets at end of year	$(18,622)	$(9,697)

The accompanying notes are an integral part of the financial statements.

58

MassMutual RetireSMART Moderate Fund		MassMutual RetireSMART Moderate Growth Fund		MassMutual RetireSMART Growth Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$6,215,338	$7,724,107	$4,015,230	$4,991,608	$971,865	$798,305
34,711,094	9,204,729	33,364,789	7,764,050	7,762,794	1,832,813
19,979,641	41,238,451	31,957,256	38,477,117	11,475,655	7,318,957

60,906,073	58,167,287	69,337,275	51,232,775	20,210,314	9,950,075

(486,353)	(58,949)	(125,266)	(129,741)	(99,159)	(24,553)
(880,643)	(99,057)	(494,392)	(32,101)	(79,854)	(1,519)
(3,979,176)	(3,119,520)	(3,379,733)	(1,991,652)	(811,282)	(348,554)
(4,865,456)	(6,097,489)	(4,106,965)	(3,429,660)	(1,250,595)	(510,668)

(10,211,628)	(9,375,015)	(8,106,356)	(5,583,154)	(2,240,890)	(885,294)

(962,364)	(29,583)	(269,576)	(167,949)	(150,098)	(23,437)
(1,765,034)	(82,524)	(1,114,918)	(42,098)	(121,545)	(3,015)
(10,510,073)	(2,967,739)	(9,738,356)	(2,772,318)	(1,553,728)	(713,845)
(14,971,828)	(6,689,386)	(13,639,579)	(5,932,011)	(2,639,839)	(1,252,406)

(28,209,299)	(9,769,232)	(24,762,429)	(8,914,376)	(4,465,210)	(1,992,703)

14,832,555	2,468,743	(2,825,087)	6,961,167	2,127,268	1,553,124
27,586,997	854,061	16,223,995	(230,603)	3,291,972	4,534
(3,185,845)	(7,734,399)	1,745,485	(13,800,773)	3,946,016	1,682,335
(125,038,985)	(70,180,909)	(77,751,683)	(39,901,312)	5,640,609	3,770,333

(85,805,278)	(74,592,504)	(62,607,290)	(46,971,521)	15,005,865	7,010,326

(63,320,132)	(35,569,464)	(26,138,800)	(10,236,276)	28,510,079	14,082,404

479,120,522	514,689,986	363,162,663	373,398,939	75,656,822	61,574,418

$415,800,390	$479,120,522	$337,023,863	$363,162,663	$104,166,901	$75,656,822

$(37,946)	$(20,126)	$(28,502)	$(14,661)	$(6,178)	$(2,706)

59

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART In Retirement Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,461,001	$1,774,308
Net realized gain (loss) on investment transactions	5,766,515	4,033,960
Net change in unrealized appreciation (depreciation) on investments	(1,511,299)	2,780,586

Net increase (decrease) in net assets resulting from operations	5,716,217	8,588,854

Distributions to shareholders (Note 2):
From net investment income:
Class S	(724,327)	(729,752)
Class Y	(420,977)	(402,201)
Class L	(525,072)	(881,208)
Class A	(459,269)	(620,933)
Class N	(2,112)	(2,828)

Total distributions from net investment income	(2,131,757)	(2,636,922)

From net realized gains:
Class S	-	-
Class Y	-	-
Class L	-	-
Class A	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class S	1,216,256	7,497,632
Class Y	2,935,887	(8,079,104)
Class L	(10,129,021)	(4,650,873)
Class A	(5,181,559)	(5,386,295)
Class N	(17,026)	4,977

Increase (decrease) in net assets from fund share transactions	(11,175,463)	(10,613,663)

Total increase (decrease) in net assets	(7,591,003)	(4,661,731)
Net assets
Beginning of year	91,907,735	96,569,466

End of year	$84,316,732	$91,907,735

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,956,400	$2,095,279

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

60

MassMutual RetireSMART 2010 Fund		MassMutual RetireSMART 2015 Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$1,856,928	$2,064,970	$348,983	$130,107
7,972,328	4,934,019	1,367,325	318,170
547,814	4,117,828	88,061	85,126

10,377,070	11,116,817	1,804,369	533,403

(1,509,627)	(1,455,787)	(285,305)	(118,949)
(234,634)	(190,868)	(6,926)	(2,529)
(217,057)	(289,205)	(93,587)	(9,930)
(484,962)	(534,506)	(151,477)	(19,809)
(16,040)	(27,288)	-	-

(2,462,320)	(2,497,654)	(537,295)	(151,217)

-	-	(471,732)	(128,558)
-	-	(11,236)	(3,334)
-	-	(153,103)	(10,602)
-	-	(240,138)	(26,167)

-	-	(876,209)	(168,661)

292,785	19,828,200	4,370,904	3,542,504
1,221,376	(19,905,370)	132,345	(224,918)
(2,106,030)	(585,814)	3,156,300	215,644
(5,102,147)	(3,199,795)	4,842,499	440,739
(319,035)	(39,881)	-	-

(6,013,051)	(3,902,660)	12,502,048	3,973,969

1,901,699	4,716,503	12,892,913	4,187,494

105,678,903	100,962,400	7,469,129	3,281,635

$107,580,602	$105,678,903	$20,362,042	$7,469,129

$2,674,959	$2,429,696	$-	$-

$-	$-	$(765)	$(225)

61

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2020 Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,771,133	$6,703,932
Net realized gain (loss) on investment transactions	40,411,063	26,045,865
Net change in unrealized appreciation (depreciation) on investments	21,612,146	16,329,931

Net increase (decrease) in net assets resulting from operations	68,794,342	49,079,728

Distributions to shareholders (Note 2):
From net investment income:
Class S	(4,059,425)	(3,509,924)
Class Y	(684,063)	(403,625)
Class L	(1,415,977)	(1,680,708)
Class A	(1,384,527)	(1,379,255)
Class N	(30,442)	(46,816)

Total distributions from net investment income	(7,574,434)	(7,020,328)

From net realized gains:
Class S	-	-
Class Y	-	-
Class L	-	-
Class A	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class S	24,107,105	48,042,284
Class Y	10,330,971	(38,693,721)
Class L	(18,586,638)	(3,519,995)
Class A	(10,450,270)	(6,742,791)
Class N	(685,538)	303,156

Increase (decrease) in net assets from fund share transactions	4,715,630	(611,067)

Total increase (decrease) in net assets	65,935,538	41,448,333
Net assets
Beginning of year	392,650,785	351,202,452

End of year	$458,586,323	$392,650,785

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$11,568,011	$7,472,949

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

62

MassMutual RetireSMART 2025 Fund		MassMutual RetireSMART 2030 Fund		MassMutual RetireSMART 2035 Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

$392,183	$84,796	$5,456,820	$5,157,639	$284,232	$65,540
1,870,976	139,516	38,766,982	24,624,191	1,365,385	115,576
443,943	225,509	29,631,179	15,134,110	802,422	212,086

2,707,102	449,821	73,854,981	44,915,940	2,452,039	393,202

(310,650)	(39,572)	(4,421,015)	(2,547,064)	(241,928)	(33,852)
(17,483)	(3,629)	(891,269)	(362,031)	(30,212)	(3,954)
(190,179)	(24,609)	(1,207,014)	(1,091,807)	(118,249)	(15,379)
(174,655)	(25,649)	(1,074,884)	(890,590)	(148,649)	(18,900)
-	-	(29,910)	(40,563)	-	-

(692,967)	(93,459)	(7,624,092)	(4,932,055)	(539,038)	(72,085)

(396,941)	(48,578)	-	-	(218,997)	(49,389)
(22,830)	(5,047)	-	-	(28,974)	(6,835)
(254,251)	(31,147)	-	-	(113,956)	(22,021)
(227,566)	(36,884)	-	-	(136,859)	(31,555)

(901,588)	(121,656)	-	-	(498,786)	(109,800)

9,032,587	1,190,093	22,293,097	43,228,771	6,896,333	1,013,707
544,289	59,454	10,868,198	(29,439,057)	889,940	69,911
5,509,593	1,062,770	(13,307,297)	(7,381,779)	3,464,149	814,409
5,027,993	818,216	(6,615,738)	(3,629,152)	4,582,317	656,896
-	-	(127,870)	(52,046)	-	-

20,114,462	3,130,533	13,110,390	2,726,737	15,832,739	2,554,923

21,227,009	3,365,239	79,341,279	42,710,622	17,246,954	2,766,240

5,367,470	2,002,231	332,238,747	289,528,125	4,631,473	1,865,233

$26,594,479	$5,367,470	$411,580,026	$332,238,747	$21,878,427	$4,631,473

$-	$-	$8,280,724	$5,573,291	$-	$-

$(742)	$(197)	$-	$-	$(611)	$(178)

63

MassMutual Select Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual RetireSMART 2040 Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,210,199	$3,110,186
Net realized gain (loss) on investment transactions	25,684,381	16,566,107
Net change in unrealized appreciation (depreciation) on investments	21,499,837	8,878,450

Net increase (decrease) in net assets resulting from operations	50,394,417	28,554,743

Distributions to shareholders (Note 2):
From net investment income:
Class S	(3,258,254)	(1,505,903)
Class Y	(590,161)	(139,876)
Class L	(894,616)	(569,031)
Class A	(789,308)	(468,972)
Class N	(38,966)	(30,005)

Total distributions from net investment income	(5,571,305)	(2,713,787)

From net realized gains:
Class S	-	-
Class Y	-	-
Class L	-	-
Class A	-	-
Class N	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class S	7,566,006	30,822,567
Class Y	9,759,515	(13,525,307)
Class L	(3,817,810)	(2,929,681)
Class A	(6,748,893)	(1,294,396)
Class N	126,388	(20,211)

Increase (decrease) in net assets from fund share transactions	6,885,206	13,052,972

Total increase (decrease) in net assets	51,708,318	38,893,928
Net assets
Beginning of year	215,699,812	176,805,884

End of year	$267,408,130	$215,699,812

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,094,608	$3,377,795

Distributions in excess of net investment income included in net assets at end of year	$-	$-

+	Fund commenced operations on September 17, 2013.

The accompanying notes are an integral part of the financial statements.

64

MassMutual RetireSMART 2045 Fund		MassMutual RetireSMART 2050 Fund		MassMutual RetireSMART 2055 Fund
Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 31, 2013+

$121,099	$32,992	$900,464	$632,129	$11,831
763,705	92,872	7,467,989	1,864,939	50,966
570,954	143,031	5,917,052	3,667,456	12,935

1,455,758	268,895	14,285,505	6,164,524	75,732

(130,030)	(20,367)	(1,180,194)	(483,142)	(17,292)
(7,490)	(1,714)	(228,171)	(57,630)	(2,495)
(32,933)	(5,233)	(208,059)	(34,981)	(2,471)
(78,929)	(8,898)	(196,314)	(100,361)	(2,390)
-	-	(43,970)	(16,367)	-

(249,382)	(36,212)	(1,856,708)	(692,481)	(24,648)

(160,387)	(51,193)	(2,599,507)	(1,171,714)	(402)
(9,485)	(5,232)	(499,923)	(129,257)	(58)
(43,332)	(13,608)	(409,502)	(108,341)	(57)
(102,348)	(27,188)	(578,561)	(325,331)	(58)
-	-	(130,988)	(66,524)	-

(315,552)	(97,221)	(4,218,481)	(1,801,167)	(575)

3,612,942	591,559	14,976,696	8,764,959	717,794
166,436	(5,452)	4,841,218	(3,253,941)	102,653
914,201	151,184	5,712,491	350,650	102,928
2,554,206	413,245	(324,626)	2,435,387	102,548
-	-	438,980	326,295	-

7,247,785	1,150,536	25,644,759	8,623,350	1,025,923

8,138,609	1,285,998	33,855,075	12,294,226	1,076,432

2,719,299	1,433,301	46,877,148	34,582,922	-

$10,857,908	$2,719,299	$80,732,223	$46,877,148	$1,076,432

$20	$-	$-	$-	$34

$-	$(131)	$(6,518)	$(4,248)	$-

65

MassMutual RetireSMART Conservative Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.14	$0.34	$0.29	$0.63	$(0.29)	$(0.45)	$(0.74)	$10.03	6.29%		$3,073	0.15%		3.23%
12/31/12	9.70	0.25	0.63	0.88	(0.27)	(0.17)	(0.44)	10.14	9.14%		2,774	0.13%		2.46%
12/31/11[g]	10.00	0.24	(0.21)	0.03	(0.31)	(0.02)	(0.33)	9.70	0.33%	[b]	100	0.14%	[a]	4.44%	[a]
Class Y
12/31/13	$10.14	$0.49	$0.14	$0.63	$(0.29)	$(0.45)	$(0.74)	$10.03	6.29%		$12,812	0.19%		4.64%
12/31/12	9.69	0.23	0.66	0.89	(0.27)	(0.17)	(0.44)	10.14	9.21%		3,110	0.17%		2.29%
12/31/11[g]	10.00	1.42	(1.40)	0.02	(0.31)	(0.02)	(0.33)	9.69	0.24%	[b]	2,684	0.18%	[a]	26.89%	[a]
Class L
12/31/13	$10.14	$0.18	$0.44	$0.62	$(0.27)	$(0.45)	$(0.72)	$10.04	6.22%		$61,817	0.27%		1.78%
12/31/12	9.70	0.21	0.66	0.87	(0.26)	(0.17)	(0.43)	10.14	9.01%		73,765	0.25%		2.10%
12/31/11[g]	10.00	0.23	(0.21)	0.02	(0.30)	(0.02)	(0.32)	9.70	0.26%	[b]	97,539	0.26%	[a]	4.26%	[a]
Class A
12/31/13	$10.14	$0.16	$0.43	$0.59	$(0.24)	$(0.45)	$(0.69)	$10.04	5.92%		$131,939	0.52%		1.51%
12/31/12	9.70	0.18	0.67	0.85	(0.24)	(0.17)	(0.41)	10.14	8.73%		163,625	0.50%		1.75%
12/31/11[g]	10.00	0.22	(0.21)	0.01	(0.29)	(0.02)	(0.31)	9.70	0.14%	[b]	166,103	0.51%	[a]	4.17%	[a]

	Year ended December 31
	2013	2012	2011
Portfolio turnover rate for all share classes	37%	37%	20%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

The accompanying notes are an integral part of the financial statements.

66

MassMutual RetireSMART Moderate Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.25	$0.45	$1.02	$1.47	$(0.32)	$(0.79)	$(1.11)	$10.61	14.56%		$17,345	0.17%		4.07%
12/31/12	9.51	0.33	0.86	1.19	(0.24)	(0.21)	(0.45)	10.25	12.48%		2,649	0.13%		3.22%
12/31/11[g]	10.00	0.20	(0.43)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.28%	)[b]	98	0.13%	[a]	3.82%	[a]
Class Y
12/31/13	$10.26	$0.50	$0.97	$1.47	$(0.32)	$(0.79)	$(1.11)	$10.62	14.53%		$31,677	0.21%		4.47%
12/31/12	9.51	0.21	0.98	1.19	(0.23)	(0.21)	(0.44)	10.26	12.53%		4,549	0.17%		2.10%
12/31/11[g]	10.00	0.83	(1.06)	(0.23)	(0.25)	(0.01)	(0.26)	9.51	(2.26%	)[b]	3,395	0.17%	[a]	16.08%	[a]
Class L
12/31/13	$10.26	$0.18	$1.28	$1.46	$(0.30)	$(0.79)	$(1.09)	$10.63	14.44%		$150,710	0.29%		1.66%
12/31/12	9.51	0.18	1.00	1.18	(0.22)	(0.21)	(0.43)	10.26	12.43%		147,873	0.25%		1.81%
12/31/11[g]	10.00	0.18	(0.42)	(0.24)	(0.24)	(0.01)	(0.25)	9.51	(2.35%	)[b]	144,705	0.25%	[a]	3.53%	[a]
Class A
12/31/13	$10.26	$0.11	$1.33	$1.44	$(0.26)	$(0.79)	$(1.05)	$10.65	14.21%		$216,068	0.53%		0.99%
12/31/12	9.51	0.14	1.01	1.15	(0.19)	(0.21)	(0.40)	10.26	12.13%		324,049	0.50%		1.42%
12/31/11[g]	10.00	0.18	(0.43)	(0.25)	(0.23)	(0.01)	(0.24)	9.51	(2.47%	)[b]	366,492	0.50%	[a]	3.41%	[a]

	Year ended December 31
	2013	2012	2011
Portfolio turnover rate for all share classes	37%	39%	19	%[b],q

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 21% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

67

MassMutual RetireSMART Moderate Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.33	$0.21	$2.01	$2.22	$(0.33)	$(0.91)	$(1.24)	$11.31	21.91%		$4,663	0.19%		1.88%
12/31/12	9.36	0.21	1.21	1.42	(0.19)	(0.26)	(0.45)	10.33	15.21%		7,085	0.14%		2.10%
12/31/11[g]	10.00	0.16	(0.62)	(0.46)	(0.18)	-	(0.18)	9.36	(4.55%	)[b]	96	0.14%	[a]	3.14%	[a]
Class Y
12/31/13	$10.33	$0.44	$1.79	$2.23	$(0.34)	$(0.91)	$(1.25)	$11.31	21.93%		$18,053	0.23%		3.78%
12/31/12	9.36	0.18	1.24	1.42	(0.19)	(0.26)	(0.45)	10.33	15.17%		1,816	0.18%		1.75%
12/31/11[g]	10.00	0.80	(1.25)	(0.45)	(0.19)	-	(0.19)	9.36	(4.53%	)[b]	1,847	0.18%	[a]	15.80%	[a]
Class L
12/31/13	$10.33	$0.16	$2.06	$2.22	$(0.32)	$(0.91)	$(1.23)	$11.32	21.84%		$130,738	0.31%		1.44%
12/31/12	9.36	0.16	1.25	1.41	(0.18)	(0.26)	(0.44)	10.33	15.07%		117,574	0.26%		1.61%
12/31/11[g]	10.00	0.15	(0.61)	(0.46)	(0.18)	-	(0.18)	9.36	(4.61%	)[b]	119,858	0.26%	[a]	2.96%	[a]
Class A
12/31/13	$10.34	$0.10	$2.09	$2.19	$(0.28)	$(0.91)	$(1.19)	$11.34	21.49%		$183,571	0.56%		0.86%
12/31/12	9.36	0.12	1.27	1.39	(0.15)	(0.26)	(0.41)	10.34	14.88%		236,688	0.51%		1.23%
12/31/11[g]	10.00	0.14	(0.61)	(0.47)	(0.17)	-	(0.17)	9.36	(4.75%	)[b]	251,598	0.51%	[a]	2.71%	[a]

	Year ended December 31
	2013	2012	2011
Portfolio turnover rate for all share classes	36%	49%	13%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

68

MassMutual RetireSMART Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.35	$0.24	$2.41	$2.65	$(0.31)	$(0.57)	$(0.88)	$12.12	25.93%		$4,132	0.25%		0.19%		2.04%
12/31/12	9.28	0.30	1.21	1.51	(0.15)	(0.29)	(0.44)	10.35	16.42%		1,698	0.23%		0.15%		2.97%
12/31/11[g]	10.00	0.14	(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.51%	)[b]	95	0.27%	[a]	0.13%	[a]	2.75%	[a]
Class Y
12/31/13	$10.36	$0.36	$2.28	$2.64	$(0.31)	$(0.57)	$(0.88)	$12.12	25.82%		$3,545	0.29%		0.23%		3.01%
12/31/12	9.28	0.14	1.38	1.52	(0.15)	(0.29)	(0.44)	10.36	16.46%		110	0.26%		0.18%		1.37%
12/31/11[g]	10.00	0.14	(0.69)	(0.55)	(0.15)	(0.02)	(0.17)	9.28	(5.53%	)[b]	95	0.31%	[a]	0.17%	[a]	2.70%	[a]
Class L
12/31/13	$10.36	$0.14	$2.49	$2.63	$(0.29)	$(0.57)	$(0.86)	$12.13	25.73%		$35,398	0.37%		0.31%		1.19%
12/31/12	9.28	0.13	1.38	1.51	(0.14)	(0.29)	(0.43)	10.36	16.38%		26,623	0.33%		0.26%		1.27%
12/31/11[g]	10.00	0.13	(0.69)	(0.56)	(0.14)	(0.02)	(0.16)	9.28	(5.58%	)[b]	22,366	0.39%	[a]	0.25%	[a]	2.57%	[a]
Class A
12/31/13	$10.35	$0.11	$2.50	$2.61	$(0.27)	$(0.57)	$(0.84)	$12.12	25.48%		$61,092	0.62%		0.56%		0.94%
12/31/12	9.28	0.11	1.37	1.48	(0.12)	(0.29)	(0.41)	10.35	16.01%		47,226	0.59%		0.51%		1.09%
12/31/11[g]	10.00	0.12	(0.69)	(0.57)	(0.13)	(0.02)	(0.15)	9.28	(5.70%	)[b]	39,019	0.64%	[a]	0.50%	[a]	2.36%	[a]

	Year ended December 31
	2013	2012	2011
Portfolio turnover rate for all share classes	36%	57%	14%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period June 20, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 15% including securities received from subscriptions in-kind.

The accompanying notes are an integral part of the financial statements.

69

MassMutual RetireSMART In Retirement Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.45	$0.20	$0.52	$0.72	$(0.29)	$(0.29)	$10.88	6.93%	$26,414	0.26%	0.25%		1.91%
12/31/12	9.84	0.26	0.67	0.93	(0.32)	(0.32)	10.45	9.64%	24,199	0.17%	0.17%	[k]	2.55%
12/31/11	9.86	0.26	0.01	0.27	(0.29)	(0.29)	9.84	2.78%	15,610	0.15%	N/A		2.62%
12/31/10	9.22	0.18	0.73	0.91	(0.27)	(0.27)	9.86	10.04%	13,462	0.15%	N/A		1.92%
12/31/09	7.68	0.18	1.36	1.54	-	-	9.22	20.05%	14,963	0.15%	N/A		2.17%
Class Y
12/31/13	$10.47	$0.22	$0.48	$0.70	$(0.28)	$(0.28)	$10.89	6.83%	$17,286	0.32%	0.32%	[k]	2.06%
12/31/12	9.85	0.17	0.76	0.93	(0.31)	(0.31)	10.47	9.53%	13,720	0.23%	0.23%	[k]	1.63%
12/31/11	9.88	0.25	0.01	0.26	(0.29)	(0.29)	9.85	2.66%	20,601	0.20%	N/A		2.47%
12/31/10	9.23	0.24	0.67	0.91	(0.26)	(0.26)	9.88	10.09%	19,112	0.17%	N/A		2.51%
12/31/09	7.68	0.16	1.39	1.55	-	-	9.23	20.18%	18,370	0.17%	N/A		1.98%
Class L
12/31/13	$10.46	$0.14	$0.55	$0.69	$(0.26)	$(0.26)	$10.89	6.74%	$19,812	0.42%	0.42%	[k]	1.33%
12/31/12	9.84	0.18	0.74	0.92	(0.30)	(0.30)	10.46	9.45%	28,883	0.33%	0.33%	[k]	1.77%
12/31/11	9.87	0.20	0.04	0.24	(0.27)	(0.27)	9.84	2.52%	31,554	0.30%	N/A		1.98%
12/31/10	9.22	0.21	0.69	0.90	(0.25)	(0.25)	9.87	9.98%	37,663	0.27%	N/A		2.21%
12/31/09	7.69	0.17	1.36	1.53	-	-	9.22	19.90%	38,375	0.27%	N/A		2.05%
Class A
12/31/13	$10.38	$0.15	$0.52	$0.67	$(0.24)	$(0.24)	$10.81	6.52%	$20,693	0.67%	0.67%	[k]	1.44%
12/31/12	9.76	0.17	0.71	0.88	(0.26)	(0.26)	10.38	9.13%	24,982	0.58%	0.58%	[k]	1.65%
12/31/11	9.79	0.17	0.05	0.22	(0.25)	(0.25)	9.76	2.27%	28,693	0.55%	N/A		1.68%
12/31/10	9.15	0.19	0.68	0.87	(0.23)	(0.23)	9.79	9.67%	35,125	0.52%	N/A		1.99%
12/31/09	7.65	0.16	1.34	1.50	-	-	9.15	19.61%	34,104	0.52%	N/A		1.94%
Class N
12/31/13	$10.37	$0.12	$0.51	$0.63	$(0.21)	$(0.21)	$10.79	6.13%	$111	0.97%	0.97%	[k]	1.10%
12/31/12	9.76	0.15	0.71	0.86	(0.25)	(0.25)	10.37	8.89%	124	0.88%	0.88%	[k]	1.45%
12/31/11	9.80	0.17	0.02	0.19	(0.23)	(0.23)	9.76	1.95%	112	0.85%	N/A		1.68%
12/31/10	9.16	0.16	0.69	0.85	(0.21)	(0.21)	9.80	9.40%	104	0.82%	N/A		1.66%
12/31/09	7.68	0.16	1.32	1.48	-	-	9.16	19.27%	105	0.82%	N/A		1.98%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	41%	40%	111%	32%	36%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

70

MassMutual RetireSMART 2010 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.80	$0.22	$0.89	$1.11	$(0.28)	$(0.28)	$11.63	10.46%	$62,732	0.26%	0.25%		1.91%
12/31/12	9.96	0.27	0.84	1.11	(0.27)	(0.27)	10.80	11.19%	57,999	0.16%	0.16%	[k]	2.54%
12/31/11	10.11	0.21	(0.12)	0.09	(0.24)	(0.24)	9.96	0.98%	34,639	0.14%	N/A		2.08%
12/31/10	9.26	0.14	0.94	1.08	(0.23)	(0.23)	10.11	11.95%	33,281	0.14%	N/A		1.52%
12/31/09	7.40	0.17	1.69	1.86	-	-	9.26	25.14%	43,844	0.14%	N/A		2.07%
Class Y
12/31/13	$10.80	$0.22	$0.88	$1.10	$(0.26)	$(0.26)	$11.64	10.36%	$10,809	0.35%	0.34%		1.92%
12/31/12	9.94	0.10	1.00	1.10	(0.24)	(0.24)	10.80	11.10%	8,852	0.24%	0.24%	[k]	0.92%
12/31/11	10.10	0.21	(0.13)	0.08	(0.24)	(0.24)	9.94	0.84%	26,949	0.22%	N/A		2.09%
12/31/10	9.25	0.20	0.88	1.08	(0.23)	(0.23)	10.10	11.89%	27,844	0.19%	N/A		2.14%
12/31/09	7.39	0.13	1.73	1.86	-	-	9.25	25.17%	27,126	0.19%	N/A		1.69%
Class L
12/31/13	$10.78	$0.18	$0.90	$1.08	$(0.25)	$(0.25)	$11.61	10.21%	$10,400	0.45%	0.44%		1.58%
12/31/12	9.94	0.19	0.90	1.09	(0.25)	(0.25)	10.78	11.01%	11,649	0.35%	0.35%	[k]	1.84%
12/31/11	10.09	0.18	(0.10)	0.08	(0.23)	(0.23)	9.94	0.82%	11,270	0.32%	N/A		1.75%
12/31/10	9.24	0.18	0.88	1.06	(0.21)	(0.21)	10.09	11.74%	13,103	0.29%	N/A		1.84%
12/31/09	7.39	0.11	1.74	1.85	-	-	9.24	25.03%	13,710	0.29%	N/A		1.39%
Class A
12/31/13	$10.72	$0.15	$0.91	$1.06	$(0.23)	$(0.23)	$11.55	9.99%	$22,595	0.70%	0.69%		1.31%
12/31/12	9.88	0.16	0.89	1.05	(0.21)	(0.21)	10.72	10.74%	25,903	0.60%	0.60%	[k]	1.53%
12/31/11	10.02	0.16	(0.10)	0.06	(0.20)	(0.20)	9.88	0.61%	26,892	0.57%	N/A		1.55%
12/31/10	9.18	0.15	0.88	1.03	(0.19)	(0.19)	10.02	11.45%	32,254	0.54%	N/A		1.57%
12/31/09	7.37	0.12	1.69	1.81	-	-	9.18	24.56%	35,657	0.54%	N/A		1.55%
Class N
12/31/13	$10.63	$0.11	$0.90	$1.01	$(0.17)	$(0.17)	$11.47	9.65%	$1,045	1.00%	0.99%		1.00%
12/31/12	9.82	0.13	0.89	1.02	(0.21)	(0.21)	10.63	10.47%	1,275	0.90%	0.90%	[k]	1.23%
12/31/11	10.02	0.21	(0.19)	0.02	(0.22)	(0.22)	9.82	0.25%	1,212	0.87%	N/A		2.07%
12/31/10	9.18	0.12	0.88	1.00	(0.16)	(0.16)	10.02	11.03%	513	0.84%	N/A		1.29%
12/31/09	7.38	0.10	1.70	1.80	-	-	9.18	24.39%	553	0.84%	N/A		1.29%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	47%	49%	108%	38%	39%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

71

MassMutual RetireSMART 2015 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
12/31/13	$11.02	$0.25	$1.27	$1.52	$(0.34)	$(0.56)	$(0.90)	$11.64	13.87%		$10,699	0.70%		0.18%		2.08%
12/31/12	10.25	0.37	0.95	1.32	(0.24)	(0.31)	(0.55)	11.02	12.94%		5,926	1.70%		0.10%		3.36%
12/31/11	10.73	0.24	(0.27)	(0.03)	(0.17)	(0.28)	(0.45)	10.25	(0.31%	)	2,255	3.80%		0.10%		2.24%
12/31/10[g]	10.00	0.20	0.75	0.95	(0.21)	(0.01)	(0.22)	10.73	9.54%	[b]	767	4.82%	[a]	0.10%	[a]	2.60%	[a]
Class Y
12/31/13	$11.02	$0.29	$1.22	$1.51	$(0.33)	$(0.56)	$(0.89)	$11.64	13.84%		$261	0.79%		0.24%		2.48%
12/31/12	10.25	0.17	1.15	1.32	(0.24)	(0.31)	(0.55)	11.02	12.86%		123	1.77%		0.15%		1.52%
12/31/11	10.73	0.27	(0.31)	(0.04)	(0.16)	(0.28)	(0.44)	10.25	(0.35%	)	323	3.87%		0.15%		2.50%
12/31/10[g]	10.00	0.19	0.76	0.95	(0.21)	(0.01)	(0.22)	10.73	9.52%	[b]	143	4.87%	[a]	0.15%	[a]	2.53%	[a]
Class L
12/31/13	$11.00	$0.38	$1.12	$1.50	$(0.33)	$(0.56)	$(0.89)	$11.61	13.74%		$3,517	0.89%		0.36%		3.20%
12/31/12	10.25	0.47	0.83	1.30	(0.24)	(0.31)	(0.55)	11.00	12.67%		354	1.89%		0.25%		4.30%
12/31/11	10.73	0.25	(0.30)	(0.05)	(0.15)	(0.28)	(0.43)	10.25	(0.45%	)	135	3.97%		0.25%		2.33%
12/31/10[g]	10.00	0.19	0.75	0.94	(0.20)	(0.01)	(0.21)	10.73	9.43%	[b]	111	4.97%	[a]	0.25%	[a]	2.47%	[a]
Class A
12/31/13	$10.97	$0.37	$1.10	$1.47	$(0.32)	$(0.56)	$(0.88)	$11.56	13.48%		$5,884	1.14%		0.59%		3.17%
12/31/12	10.22	0.25	1.02	1.27	(0.21)	(0.31)	(0.52)	10.97	12.46%		1,066	2.14%		0.50%		2.24%
12/31/11	10.71	0.31	(0.38)	(0.07)	(0.14)	(0.28)	(0.42)	10.22	(0.67%	)	568	4.23%		0.50%		2.88%
12/31/10[g]	10.00	0.31	0.61	0.92	(0.20)	(0.01)	(0.21)	10.71	9.17%	[b]	302	5.22%	[a]	0.50%	[a]	4.01%	[a]

	Year ended December 31
	2013	2012	2011	2010
Portfolio turnover rate for all share classes	67%	82%	82%	12%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

72

MassMutual RetireSMART 2020 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.55	$0.21	$1.62	$1.83	$(0.22)	$(0.22)	$12.16	17.50%		$231,681	0.23%	0.23%	[k]	1.80%
12/31/12	9.43	0.23	1.10	1.33	(0.21)	(0.21)	10.55	14.14%		178,323	0.13%	0.12%		2.23%
12/31/11	9.79	0.19	(0.37)	(0.18)	(0.18)	(0.18)	9.43	(1.78%	)	114,389	0.11%	N/A		1.96%
12/31/10	8.74	0.14	1.07	1.21	(0.16)	(0.16)	9.79	14.18%		104,532	0.11%	N/A		1.56%
12/31/09	6.68	0.11	1.95	2.06	-	-	8.74	30.84%		100,371	0.11%	N/A		1.49%
Class Y
12/31/13	$10.55	$0.22	$1.60	$1.82	$(0.20)	$(0.20)	$12.17	17.47%		$42,621	0.32%	0.32%	[k]	1.89%
12/31/12	9.41	0.11	1.21	1.32	(0.18)	(0.18)	10.55	14.09%		27,380	0.21%	0.20%		1.05%
12/31/11	9.77	0.17	(0.35)	(0.18)	(0.18)	(0.18)	9.41	(1.83%	)	60,388	0.18%	N/A		1.76%
12/31/10	8.73	0.15	1.05	1.20	(0.16)	(0.16)	9.77	14.01%		67,560	0.16%	N/A		1.72%
12/31/09	6.67	0.09	1.97	2.06	-	-	8.73	30.88%		63,845	0.16%	N/A		1.18%
Class L
12/31/13	$10.54	$0.15	$1.66	$1.81	$(0.19)	$(0.19)	$12.16	17.35%		$89,313	0.42%	0.42%	[k]	1.36%
12/31/12	9.42	0.17	1.14	1.31	(0.19)	(0.19)	10.54	13.94%		94,439	0.31%	0.31%	[k]	1.64%
12/31/11	9.78	0.15	(0.35)	(0.20)	(0.16)	(0.16)	9.42	(1.96%	)	87,577	0.28%	N/A		1.54%
12/31/10	8.74	0.13	1.06	1.19	(0.15)	(0.15)	9.78	13.86%		109,419	0.26%	N/A		1.46%
12/31/09	6.68	0.08	1.98	2.06	-	-	8.74	30.84%		114,640	0.26%	N/A		1.09%
Class A
12/31/13	$10.45	$0.13	$1.64	$1.77	$(0.17)	$(0.17)	$12.05	17.08%		$92,034	0.67%	0.67%	[k]	1.17%
12/31/12	9.34	0.14	1.13	1.27	(0.16)	(0.16)	10.45	13.66%		89,321	0.56%	0.56%	[k]	1.42%
12/31/11	9.70	0.14	(0.36)	(0.22)	(0.14)	(0.14)	9.34	(2.22%	)	86,264	0.53%	N/A		1.43%
12/31/10	8.67	0.11	1.05	1.16	(0.13)	(0.13)	9.70	13.61%		94,230	0.51%	N/A		1.25%
12/31/09	6.65	0.07	1.95	2.02	-	-	8.67	30.38%		94,170	0.51%	N/A		0.96%
Class N
12/31/13	$10.32	$0.09	$1.62	$1.71	$(0.13)	$(0.13)	$11.90	16.66%		$2,938	0.97%	0.97%	[k]	0.83%
12/31/12	9.26	0.13	1.10	1.23	(0.17)	(0.17)	10.32	13.31%		3,188	0.86%	0.86%	[k]	1.29%
12/31/11	9.67	0.26	(0.50)	(0.24)	(0.17)	(0.17)	9.26	(2.45%	)	2,584	0.84%	N/A		2.76%
12/31/10	8.64	0.08	1.05	1.13	(0.10)	(0.10)	9.67	13.31%		586	0.81%	N/A		0.94%
12/31/09	6.65	0.04	1.95	1.99	-	-	8.64	29.92%		554	0.82%	N/A		0.57%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	45%	54%	80%	32%	30%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

73

MassMutual RetireSMART 2025 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.96	$0.32	$1.90	$2.22	$(0.36)	$(0.46)	$(0.82)	$12.36	20.38%		$11,732	0.68%		0.20%		2.60%
12/31/12	9.97	0.27	1.22	1.49	(0.21)	(0.29)	(0.50)	10.96	15.02%		2,165	2.05%		0.10%		2.47%
12/31/11	10.85	0.22	(0.53)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.79%	)	885	4.29%		0.10%		2.02%
12/31/10[g]	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.25%	[b]	772	5.04%	[a]	0.10%	[a]	2.13%	[a]
Class Y
12/31/13	$10.96	$0.31	$1.90	$2.21	$(0.35)	$(0.46)	$(0.81)	$12.36	20.33%		$778	0.77%		0.25%		2.50%
12/31/12	9.97	0.23	1.26	1.49	(0.21)	(0.29)	(0.50)	10.96	14.97%		198	2.13%		0.15%		2.08%
12/31/11	10.85	0.20	(0.51)	(0.31)	(0.21)	(0.36)	(0.57)	9.97	(2.84%	)	125	4.36%		0.15%		1.86%
12/31/10[g]	10.00	0.16	0.86	1.02	(0.17)	-	(0.17)	10.85	10.21%	[b]	110	5.09%	[a]	0.15%	[a]	2.09%	[a]
Class L
12/31/13	$10.95	$0.31	$1.87	$2.18	$(0.34)	$(0.46)	$(0.80)	$12.33	20.10%		$7,258	0.87%		0.36%		2.56%
12/31/12	9.97	0.36	1.11	1.47	(0.20)	(0.29)	(0.49)	10.95	14.84%		1,400	2.25%		0.25%		3.27%
12/31/11	10.85	0.31	(0.63)	(0.32)	(0.20)	(0.36)	(0.56)	9.97	(2.89%	)	291	4.47%		0.25%		2.89%
12/31/10[g]	10.00	0.15	0.86	1.01	(0.16)	-	(0.16)	10.85	10.13%	[b]	110	5.19%	[a]	0.25%	[a]	1.98%	[a]
Class A
12/31/13	$10.92	$0.34	$1.81	$2.15	$(0.33)	$(0.46)	$(0.79)	$12.28	19.87%		$6,827	1.12%		0.59%		2.81%
12/31/12	9.95	0.22	1.22	1.44	(0.18)	(0.29)	(0.47)	10.92	14.53%		1,604	2.49%		0.50%		2.04%
12/31/11	10.84	0.24	(0.59)	(0.35)	(0.18)	(0.36)	(0.54)	9.95	(3.16%	)	701	4.71%		0.50%		2.19%
12/31/10[g]	10.00	0.24	0.76	1.00	(0.16)	-	(0.16)	10.84	9.98%	[b]	249	5.44%	[a]	0.50%	[a]	3.10%	[a]

	Year ended December 31
	2013	2012	2011	2010
Portfolio turnover rate for all share classes	55%	55%	66%	11%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

74

MassMutual RetireSMART 2030 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.61	$0.19	$2.11	$2.30	$(0.27)	$(0.27)	$12.64	21.84%		$209,824	0.23%	0.23%	[k]	1.61%
12/31/12	9.34	0.21	1.23	1.44	(0.17)	(0.17)	10.61	15.55%		155,213	0.13%	0.12%		2.05%
12/31/11	9.81	0.17	(0.50)	(0.33)	(0.14)	(0.14)	9.34	(3.32%	)	96,501	0.11%	N/A		1.75%
12/31/10	8.67	0.12	1.15	1.27	(0.13)	(0.13)	9.81	14.95%		86,541	0.11%	N/A		1.34%
12/31/09	6.49	0.08	2.10	2.18	-	-	8.67	33.59%		75,977	0.12%	N/A		1.09%
Class Y
12/31/13	$10.60	$0.20	$2.09	$2.29	$(0.25)	$(0.25)	$12.64	21.77%		$46,490	0.32%	0.32%	[k]	1.70%
12/31/12	9.32	0.11	1.32	1.43	(0.15)	(0.15)	10.60	15.44%		29,056	0.21%	0.21%	[k]	1.10%
12/31/11	9.80	0.15	(0.49)	(0.34)	(0.14)	(0.14)	9.32	(3.47%	)	52,742	0.18%	N/A		1.54%
12/31/10	8.65	0.12	1.16	1.28	(0.13)	(0.13)	9.80	15.03%		56,940	0.16%	N/A		1.40%
12/31/09	6.48	0.06	2.11	2.17	-	-	8.65	33.49%		54,828	0.17%	N/A		0.84%
Class L
12/31/13	$10.61	$0.15	$2.12	$2.27	$(0.21)	$(0.21)	$12.67	21.61%		$73,802	0.42%	0.42%	[k]	1.26%
12/31/12	9.34	0.15	1.27	1.42	(0.15)	(0.15)	10.61	15.32%		73,817	0.31%	0.31%	[k]	1.49%
12/31/11	9.81	0.14	(0.49)	(0.35)	(0.12)	(0.12)	9.34	(3.50%	)	71,616	0.28%	N/A		1.38%
12/31/10	8.66	0.10	1.17	1.27	(0.12)	(0.12)	9.81	14.86%		83,008	0.26%	N/A		1.14%
12/31/09	6.50	0.05	2.11	2.16	-	-	8.66	33.23%		91,974	0.27%	N/A		0.69%
Class A
12/31/13	$10.51	$0.12	$2.10	$2.22	$(0.16)	$(0.16)	$12.57	21.31%		$77,892	0.67%	0.67%	[k]	1.06%
12/31/12	9.26	0.13	1.25	1.38	(0.13)	(0.13)	10.51	14.96%		71,053	0.56%	0.56%	[k]	1.25%
12/31/11	9.72	0.12	(0.48)	(0.36)	(0.10)	(0.10)	9.26	(3.67%	)	65,876	0.53%	N/A		1.19%
12/31/10	8.58	0.08	1.16	1.24	(0.10)	(0.10)	9.72	14.62%		73,960	0.51%	N/A		0.95%
12/31/09	6.46	0.04	2.08	2.12	-	-	8.58	32.82%		71,661	0.52%	N/A		0.50%
Class N
12/31/13	$10.39	$0.09	$2.08	$2.17	$(0.11)	$(0.11)	$12.45	20.98%		$3,573	0.97%	0.97%	[k]	0.77%
12/31/12	9.19	0.10	1.24	1.34	(0.14)	(0.14)	10.39	14.64%		3,101	0.86%	0.86%	[k]	0.98%
12/31/11	9.71	0.25	(0.64)	(0.39)	(0.13)	(0.13)	9.19	(3.95%	)	2,793	0.84%	N/A		2.75%
12/31/10	8.58	0.06	1.14	1.20	(0.07)	(0.07)	9.71	14.18%		383	0.81%	N/A		0.65%
12/31/09	6.47	0.02	2.09	2.11	-	-	8.58	32.61%		387	0.82%	N/A		0.26%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	43%	55%	74%	29%	34%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

75

MassMutual RetireSMART 2035 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
12/31/13	$11.00	$0.30	$2.20	$2.50	$(0.34)	$(0.33)	$(0.67)	$12.83	22.88%		$9,582	0.79%		0.20%		2.42%
12/31/12	9.96	0.26	1.29	1.55	(0.19)	(0.32)	(0.51)	11.00	15.64%		2,042	2.42%		0.10%		2.41%
12/31/11	10.89	0.20	(0.60)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.60%	)	936	4.17%		0.10%		1.81%
12/31/10[g]	10.00	0.14	0.91	1.05	(0.16)	-	(0.16)	10.89	10.46%	[b]	773	5.11%	[a]	0.10%	[a]	1.92%	[a]
Class Y
12/31/13	$11.00	$0.32	$2.18	$2.50	$(0.34)	$(0.33)	$(0.67)	$12.83	22.85%		$1,215	0.88%		0.26%		2.53%
12/31/12	9.96	0.19	1.35	1.54	(0.18)	(0.32)	(0.50)	11.00	15.58%		245	2.51%		0.15%		1.79%
12/31/11	10.89	0.18	(0.58)	(0.40)	(0.19)	(0.34)	(0.53)	9.96	(3.65%	)	155	4.24%		0.15%		1.63%
12/31/10[g]	10.00	0.14	0.90	1.04	(0.15)	-	(0.15)	10.89	10.42%	[b]	111	5.16%	[a]	0.15%	[a]	1.87%	[a]
Class L
12/31/13	$10.99	$0.27	$2.21	$2.48	$(0.33)	$(0.33)	$(0.66)	$12.81	22.70%		$4,833	0.98%		0.35%		2.15%
12/31/12	9.96	0.29	1.24	1.53	(0.18)	(0.32)	(0.50)	10.99	15.45%		1,009	2.62%		0.25%		2.66%
12/31/11	10.89	0.19	(0.60)	(0.41)	(0.18)	(0.34)	(0.52)	9.96	(3.73%	)	171	4.34%		0.25%		1.75%
12/31/10[g]	10.00	0.13	0.90	1.03	(0.14)	-	(0.14)	10.89	10.35%	[b]	112	5.26%	[a]	0.25%	[a]	1.78%	[a]
Class A
12/31/13	$10.96	$0.30	$2.14	$2.44	$(0.32)	$(0.33)	$(0.65)	$12.75	22.38%		$6,248	1.23%		0.59%		2.44%
12/31/12	9.94	0.21	1.29	1.50	(0.16)	(0.32)	(0.48)	10.96	15.18%		1,335	2.86%		0.50%		1.97%
12/31/11	10.88	0.21	(0.65)	(0.44)	(0.16)	(0.34)	(0.50)	9.94	(3.96%	)	603	4.59%		0.50%		1.93%
12/31/10[g]	10.00	0.13	0.88	1.01	(0.13)	-	(0.13)	10.88	10.10%	[b]	146	5.51%	[a]	0.50%	[a]	1.78%	[a]

	Year ended December 31
	2013	2012	2011	2010
Portfolio turnover rate for all share classes	36%	52%	63%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

76

MassMutual RetireSMART 2040 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.66	$0.17	$2.28	$2.45	$(0.30)	$(0.30)	$12.81	23.20%		$139,155	0.24%	0.24%	[k]	1.44%
12/31/12	9.35	0.19	1.27	1.46	(0.15)	(0.15)	10.66	15.69%		108,556	0.13%	0.13%	[k]	1.91%
12/31/11	9.85	0.15	(0.53)	(0.38)	(0.12)	(0.12)	9.35	(3.79%	)	66,537	0.11%	N/A		1.55%
12/31/10	8.65	0.11	1.20	1.31	(0.11)	(0.11)	9.85	15.40%		61,781	0.11%	N/A		1.25%
12/31/09	6.45	0.07	2.13	2.20	-	-	8.65	34.11%		50,292	0.12%	N/A		0.93%
Class Y
12/31/13	$10.65	$0.20	$2.24	$2.44	$(0.29)	$(0.29)	$12.80	23.07%		$27,838	0.33%	0.33%	[k]	1.67%
12/31/12	9.33	0.11	1.34	1.45	(0.13)	(0.13)	10.65	15.60%		14,301	0.21%	0.21%	[k]	1.08%
12/31/11	9.84	0.14	(0.53)	(0.39)	(0.12)	(0.12)	9.33	(3.94%	)	24,981	0.18%	N/A		1.44%
12/31/10	8.64	0.11	1.19	1.30	(0.10)	(0.10)	9.84	15.33%		25,886	0.16%	N/A		1.23%
12/31/09	6.45	0.04	2.15	2.19	-	-	8.64	33.95%		24,096	0.17%	N/A		0.56%
Class L
12/31/13	$10.66	$0.15	$2.26	$2.41	$(0.25)	$(0.25)	$12.82	22.80%		$49,619	0.43%	0.43%	[k]	1.23%
12/31/12	9.34	0.14	1.31	1.45	(0.13)	(0.13)	10.66	15.59%		44,762	0.31%	0.31%	[k]	1.37%
12/31/11	9.84	0.11	(0.50)	(0.39)	(0.11)	(0.11)	9.34	(3.97%	)	41,791	0.28%	N/A		1.15%
12/31/10	8.64	0.09	1.20	1.29	(0.09)	(0.09)	9.84	15.18%		52,011	0.26%	N/A		0.98%
12/31/09	6.45	0.03	2.16	2.19	-	-	8.64	33.95%		56,485	0.27%	N/A		0.50%
Class A
12/31/13	$10.55	$0.11	$2.26	$2.37	$(0.20)	$(0.20)	$12.72	22.60%		$47,265	0.68%	0.68%	[k]	0.91%
12/31/12	9.25	0.12	1.29	1.41	(0.11)	(0.11)	10.55	15.28%		45,264	0.57%	0.56%		1.17%
12/31/11	9.75	0.10	(0.52)	(0.42)	(0.08)	(0.08)	9.25	(4.24%	)	40,995	0.53%	N/A		1.08%
12/31/10	8.57	0.07	1.19	1.26	(0.08)	(0.08)	9.75	14.86%		44,328	0.51%	N/A		0.80%
12/31/09	6.41	0.02	2.14	2.16	-	-	8.57	33.70%		40,898	0.52%	N/A		0.35%
Class N
12/31/13	$10.44	$0.09	$2.21	$2.30	$(0.14)	$(0.14)	$12.60	22.20%		$3,531	0.98%	0.98%	[k]	0.74%
12/31/12	9.19	0.09	1.28	1.37	(0.12)	(0.12)	10.44	14.91%		2,816	0.87%	0.86%		0.91%
12/31/11	9.74	0.23	(0.66)	(0.43)	(0.12)	(0.12)	9.19	(4.41%	)	2,502	0.85%	N/A		2.53%
12/31/08	8.57	0.05	1.18	1.23	(0.06)	(0.06)	9.74	14.52%		286	0.81%	N/A		0.55%
12/31/09	6.44	0.02	2.11	2.13	-	-	8.57	33.07%		257	0.82%	N/A		0.28%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	45%	55%	75%	32%	34%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

77

MassMutual RetireSMART 2045 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
12/31/13	$10.85	$0.24	$2.48	$2.72	$(0.32)	$(0.42)	$(0.74)	$12.83	25.33%		$5,499	1.28%		0.19%		1.92%
12/31/12	9.86	0.21	1.41	1.62	(0.16)	(0.47)	(0.63)	10.85	16.48%		1,408	3.75%		0.10%		1.95%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.17)	(0.43)	(0.60)	9.86	(4.53%	)	750	5.19%		0.10%		1.39%
12/31/10[g]	10.00	0.13	0.96	1.09	(0.13)	-	(0.13)	10.96	10.94%	[b]	777	5.15%	[a]	0.10%	[a]	1.69%	[a]
Class Y
12/31/13	$10.85	$0.23	$2.49	$2.72	$(0.32)	$(0.42)	$(0.74)	$12.83	25.29%		$322	1.37%		0.24%		1.86%
12/31/12	9.87	0.15	1.45	1.60	(0.15)	(0.47)	(0.62)	10.85	16.30%		127	3.84%		0.15%		1.40%
12/31/11	10.96	0.15	(0.65)	(0.50)	(0.16)	(0.43)	(0.59)	9.87	(4.48%	)	121	5.26%		0.15%		1.40%
12/31/10[g]	10.00	0.12	0.97	1.09	(0.13)	-	(0.13)	10.96	10.90%	[b]	111	5.20%	[a]	0.15%	[a]	1.64%	[a]
Class L
12/31/13	$10.83	$0.22	$2.49	$2.71	$(0.31)	$(0.42)	$(0.73)	$12.81	25.26%		$1,448	1.47%		0.34%		1.77%
12/31/12	9.86	0.20	1.39	1.59	(0.15)	(0.47)	(0.62)	10.83	16.16%		405	3.94%		0.25%		1.82%
12/31/11	10.96	0.22	(0.73)	(0.51)	(0.16)	(0.43)	(0.59)	9.86	(4.61%	)	231	5.37%		0.25%		2.01%
12/31/10[g]	10.00	0.12	0.96	1.08	(0.12)	-	(0.12)	10.96	10.82%	[b]	111	5.30%	[a]	0.25%	[a]	1.54%	[a]
Class A
12/31/13	$10.81	$0.22	$2.44	$2.66	$(0.30)	$(0.42)	$(0.72)	$12.75	24.79%		$3,589	1.72%		0.59%		1.77%
12/31/12	9.84	0.18	1.39	1.57	(0.13)	(0.47)	(0.60)	10.81	16.02%		779	4.20%		0.50%		1.65%
12/31/11	10.95	0.19	(0.73)	(0.54)	(0.14)	(0.43)	(0.57)	9.84	(4.86%	)	331	5.61%		0.50%		1.78%
12/31/10[g]	10.00	0.11	0.95	1.06	(0.11)	-	(0.11)	10.95	10.58%	[b]	139	5.55%	[a]	0.50%	[a]	1.51%	[a]

	Year ended December 31
	2013	2012	2011	2010
Portfolio turnover rate for all share classes	39%	68%	56%	8%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period April 1, 2010 (commencement of operations) through December 31, 2010.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

78

MassMutual RetireSMART 2050 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class S
12/31/13	$8.48	$0.14	$1.99	$2.13	$(0.25)	$(0.57)	$(0.82)	$9.79	25.48%		$49,996	0.32%	0.18%	1.49%
12/31/12	7.71	0.16	1.08	1.24	(0.13)	(0.34)	(0.47)	8.48	16.22%		29,840	0.26%	0.10%	1.87%
12/31/11	8.67	0.13	(0.52)	(0.39)	(0.13)	(0.44)	(0.57)	7.71	(4.47%	)	18,945	0.29%	0.10%	1.53%
12/31/10	7.69	0.10	1.12	1.22	(0.10)	(0.14)	(0.24)	8.67	15.86%		14,974	0.30%	0.10%	1.25%
12/31/09	5.78	0.05	1.95	2.00	(0.09)	-	(0.09)	7.69	34.58%		11,442	0.57%	0.10%	0.84%
Class Y
12/31/13	$8.49	$0.16	$1.97	$2.13	$(0.25)	$(0.57)	$(0.82)	$9.80	25.42%		$9,648	0.41%	0.24%	1.64%
12/31/12	7.71	0.08	1.17	1.25	(0.13)	(0.34)	(0.47)	8.49	16.27%		3,994	0.34%	0.15%	0.93%
12/31/11	8.67	0.13	(0.52)	(0.39)	(0.13)	(0.44)	(0.57)	7.71	(4.51%	)	6,670	0.36%	0.15%	1.53%
12/31/10	7.69	0.11	1.11	1.22	(0.10)	(0.14)	(0.24)	8.67	15.82%		4,816	0.35%	0.15%	1.35%
12/31/09	5.78	0.05	1.95	2.00	(0.09)	-	(0.09)	7.69	34.53%		3,035	0.62%	0.15%	0.83%
Class L
12/31/13	$8.48	$0.19	$1.92	$2.11	$(0.25)	$(0.57)	$(0.82)	$9.77	25.18%		$8,881	0.51%	0.34%	1.96%
12/31/12	7.70	0.10	1.14	1.24	(0.12)	(0.34)	(0.46)	8.48	16.20%		2,632	0.44%	0.25%	1.24%
12/31/11	8.66	0.11	(0.51)	(0.40)	(0.12)	(0.44)	(0.56)	7.70	(4.62%	)	2,047	0.46%	0.25%	1.27%
12/31/10	7.69	0.10	1.10	1.20	(0.09)	(0.14)	(0.23)	8.66	15.60%		1,857	0.45%	0.25%	1.24%
12/31/09	5.78	0.05	1.94	1.99	(0.08)	-	(0.08)	7.69	34.44%		1,290	0.72%	0.25%	0.77%
Class A
12/31/13	$8.45	$0.08	$2.00	$2.08	$(0.21)	$(0.57)	$(0.78)	$9.75	24.92%		$9,721	0.76%	0.58%	0.80%
12/31/12	7.68	0.10	1.11	1.21	(0.10)	(0.34)	(0.44)	8.45	15.74%		8,644	0.70%	0.50%	1.23%
12/31/11	8.65	0.13	(0.55)	(0.42)	(0.11)	(0.44)	(0.55)	7.68	(4.75%	)	5,616	0.71%	0.50%	1.52%
12/31/10	7.69	0.08	1.09	1.17	(0.07)	(0.14)	(0.21)	8.65	15.27%		2,879	0.70%	0.50%	1.04%
12/31/09	5.77	0.03	1.95	1.98	(0.06)	-	(0.06)	7.69	34.39%		1,507	0.97%	0.50%	0.44%
Class N
12/31/13	$8.44	$0.07	$1.98	$2.05	$(0.19)	$(0.57)	$(0.76)	$9.73	24.60%		$2,487	1.06%	0.88%	0.71%
12/31/12	7.68	0.08	1.10	1.18	(0.08)	(0.34)	(0.42)	8.44	15.47%		1,767	1.00%	0.80%	0.93%
12/31/11	8.68	0.20	(0.66)	(0.46)	(0.10)	(0.44)	(0.54)	7.68	(5.23%	)	1,306	1.02%	0.80%	2.52%
12/31/10	7.71	0.04	1.11	1.15	(0.04)	(0.14)	(0.18)	8.68	14.97%		93	1.00%	0.80%	0.50%
12/31/09	5.80	0.01	1.94	1.95	(0.04)	-	(0.04)	7.71	33.68%		81	1.27%	0.80%	0.10%

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	45%	87%	80%	41%	51%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

79

MassMutual RetireSMART 2055 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less Distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class S
12/31/13[g]	$10.00	$0.12	$0.64	$0.76	$(0.25)	$(0.01)	$(0.26)	$10.50	7.56%	[b]	$753	13.64%	[a]	0.23%	[a]	4.00%	[a]
Class Y
12/31/13[g]	$10.00	$0.12	$0.64	$0.76	$(0.25)	$(0.01)	$(0.26)	$10.50	7.58%	[b]	$108	13.74%	[a]	0.28%	[a]	3.95%	[a]
Class L
12/31/13[g]	$10.00	$0.12	$0.64	$0.76	$(0.25)	$(0.01)	$(0.26)	$10.50	7.55%	[b]	$108	13.84%	[a]	0.38%	[a]	3.85%	[a]
Class A
12/31/13[g]	$10.00	$0.11	$0.64	$0.75	$(0.24)	$(0.01)	$(0.25)	$10.50	7.47%	[b]	$108	14.09%	[a]	0.63%	[a]	3.60%	[a]

Year ended December 31, 2013
Portfolio turnover rate for all share classes	4%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period September 17, 2013 (commencement of operations) through December 31, 2013.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

80

Notes to Financial Statements

1.	The Funds

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 15 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual RetireSMARTSM Conservative Fund (“RetireSMART Conservative Fund”)

MassMutual RetireSMARTSM Moderate Fund (“RetireSMART Moderate Fund”)

MassMutual RetireSMARTSM Moderate Growth Fund (“RetireSMART Moderate Growth Fund”)

MassMutual RetireSMARTSM Growth Fund (“RetireSMART Growth Fund”)

MassMutual RetireSMARTSM In Retirement Fund (“RetireSMART In Retirement Fund”)

MassMutual RetireSMARTSM 2010 Fund (“RetireSMART 2010 Fund”)

MassMutual RetireSMARTSM 2015 Fund (“RetireSMART 2015 Fund”)

MassMutual RetireSMARTSM 2020 Fund (“RetireSMART 2020 Fund”)

MassMutual RetireSMARTSM 2025 Fund (“RetireSMART 2025 Fund”)

MassMutual RetireSMARTSM 2030 Fund (“RetireSMART 2030 Fund”)

MassMutual RetireSMARTSM 2035 Fund (“RetireSMART 2035 Fund”)

MassMutual RetireSMARTSM 2040 Fund (“RetireSMART 2040 Fund”)

MassMutual RetireSMARTSM 2045 Fund (“RetireSMART 2045 Fund”)

MassMutual RetireSMARTSM 2050 Fund (“RetireSMART 2050 Fund”)

MassMutual RetireSMARTSM 2055 Fund (“RetireSMART 2055 Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

The Funds invest all of their investable assets in shares of various funds advised by MassMutual or a control affiliate of MassMutual. The financial statements included herein are those of the Funds. The financial statements of the applicable MassMutual Select Funds (“Select”), MassMutual Premier Funds (“Premier”) (which are advised by MassMutual), and Oppenheimer Funds (which are advised by OppenheimerFunds, Inc., a majority-owned, indirect subsidiary of MassMutual) are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each Fund are diversified and a shareholder’s interest is limited to the Select, Premier, or Oppenheimer Funds in which the shares are invested.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset values of its corresponding underlying funds. Shares of the underlying funds are valued at their closing net asset values as reported on each business day.

81

Notes to Financial Statements (Continued)

Certain underlying funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the underlying funds explain the valuation methods for the underlying funds, including the circumstances under which the underlying funds may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Each Fund characterized all investments at Level 1, as of December 31, 2013. For each Fund, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended December 31, 2013. The Funds recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

82

Notes to Financial Statements (Continued)

Foreign Securities

Certain underlying funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

0.05% on the first $500 million; and
0.00% on any excess over $500 million

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class S	Class Y	Class L	Class A	Class N
RetireSMART Conservative Fund	0.0576%	0.0976%	0.1776%	0.1776%	None
RetireSMART Moderate Fund	0.0871%	0.1271%	0.2071%	0.2071%	None
RetireSMART Moderate Growth Fund	0.1087%	0.1487%	0.2287%	0.2287%	None
RetireSMART Growth Fund	0.1085%	0.1485%	0.2285%	0.2285%	None
RetireSMART In Retirement Fund	0.1130%	0.1789%	0.2789%	0.2789%	0.3289%

83

Notes to Financial Statements (Continued)

	Class S	Class Y	Class L	Class A	Class N
RetireSMART 2010 Fund	0.1268%	0.2168%	0.3168%	0.3168%	0.3668%
RetireSMART 2015 Fund	0.1427%	0.2327%	0.3327%	0.3327%	None
RetireSMART 2020 Fund	0.1500%	0.2400%	0.3400%	0.3400%	0.3900%
RetireSMART 2025 Fund	0.1469%	0.2369%	0.3369%	0.3369%	None
RetireSMART 2030 Fund	0.1537%	0.2437%	0.3437%	0.3437%	0.3937%
RetireSMART 2035 Fund	0.1476%	0.2376%	0.3376%	0.3376%	None
RetireSMART 2040 Fund	0.1496%	0.2396%	0.3396%	0.3396%	0.3896%
RetireSMART 2045 Fund	0.1548%	0.2448%	0.3448%	0.3448%	None
RetireSMART 2050 Fund	0.1446%	0.2346%	0.3346%	0.3346%	0.3846%
RetireSMART 2055 Fund	0.1500%	0.2500%	0.3500%	0.3500%	None

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. For the period January 1, 2013 through May 31, 2013, OppenheimerFunds Distributor, Inc. acted as a sub-distributor to each Fund. OppenheimerFunds Distributor, Inc. is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Effective June 1, 2013, the expense caps were as follows:

	Class S	Class Y	Class L	Class A	Class N
RetireSMART 2015 Fund*	0.23%	0.28%	0.38%	0.63%	None
RetireSMART 2025 Fund*	0.23%	0.28%	0.38%	0.63%	None
RetireSMART 2035 Fund*	0.23%	0.28%	0.38%	0.63%	None
RetireSMART 2045 Fund*	0.23%	0.28%	0.38%	0.63%	None
RetireSMART 2050 Fund*	0.23%	0.28%	0.38%	0.63%	0.93%
RetireSMART 2055 Fund**	0.23%	0.28%	0.38%	0.63%	None

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps effective June 1, 2013 through March 31, 2014.
**	Fund commenced operations on September 17, 2013. Expense cap in effect through March 31, 2015.

84

Notes to Financial Statements (Continued)

Prior to June 1, 2013, the expense caps were as follows:

	Class S	Class Y	Class L	Class A	Class N
RetireSMART 2015 Fund	0.10%	0.15%	0.25%	0.50%	None
RetireSMART 2025 Fund	0.10%	0.15%	0.25%	0.50%	None
RetireSMART 2035 Fund	0.10%	0.15%	0.25%	0.50%	None
RetireSMART 2045 Fund	0.10%	0.15%	0.25%	0.50%	None
RetireSMART 2050 Fund	0.10%	0.15%	0.25%	0.50%	0.80%

MassMutual has agreed to bear the expenses of the RetireSMART Growth Fund (other than the management, Rule 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of Class S, Class Y, Class L, and Class A of the Fund in excess of 0.03% through March 31, 2014.

For the period January 1, 2013 through March 31, 2013, MassMutual had voluntarily agreed to waive administrative and shareholder service fees of each class of RetireSMART In Retirement, 2010, 2020, 2030, and 2040 Funds to the extent that Acquired Fund fees and expenses would otherwise exceed 0.56%, 0.58%, 0.64%, 0.67%, and 0.68%, respectively.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at December 31, 2013:

Total % of Ownership by Related Party
RetireSMART Conservative Fund	92.7%
RetireSMART Moderate Fund	89.5%
RetireSMART Moderate Growth Fund	94.0%
RetireSMART Growth Fund	88.3%
RetireSMART In Retirement Fund	60.7%
RetireSMART 2010 Fund	73.7%
RetireSMART 2015 Fund	76.4%
RetireSMART 2020 Fund	79.0%
RetireSMART 2025 Fund	67.3%
RetireSMART 2030 Fund	79.0%
RetireSMART 2035 Fund	68.8%
RetireSMART 2040 Fund	80.8%
RetireSMART 2045 Fund	72.4%
RetireSMART 2050 Fund	81.8%
RetireSMART 2055 Fund	100.0%

85

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2013, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
RetireSMART Conservative Fund	$-	$84,657,900	$-	$123,645,922
RetireSMART Moderate Fund	-	169,980,812	-	274,578,790
RetireSMART Moderate Growth Fund	-	128,089,203	-	205,185,667
RetireSMART Growth Fund	-	45,958,422	-	31,829,759
RetireSMART In Retirement Fund	-	36,300,382	-	46,213,038
RetireSMART 2010 Fund	-	50,016,183	-	53,609,369
RetireSMART 2015 Fund	-	21,458,809	-	9,358,997
RetireSMART 2020 Fund	-	212,467,971	-	191,287,885
RetireSMART 2025 Fund	-	28,242,089	-	8,257,740
RetireSMART 2030 Fund	-	190,525,226	-	161,964,059
RetireSMART 2035 Fund	-	20,374,004	-	4,348,658
RetireSMART 2040 Fund	-	124,637,402	-	108,426,754
RetireSMART 2045 Fund	-	9,829,048	-	2,529,621
RetireSMART 2050 Fund	-	52,742,133	-	28,599,638
RetireSMART 2055 Fund	-	1,125,925	-	45,482

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
RetireSMART Conservative Fund Class S
Sold	326,665	$3,389,556	354,137	$3,586,850
Issued as reinvestment of dividends	18,738	187,806	11,476	116,693
Redeemed	(312,808)	(3,241,755)	(102,340)	(1,039,973)

Net increase (decrease)	32,595	$335,607	263,273	$2,663,570

RetireSMART Conservative Fund Class Y
Sold	1,032,260	$10,694,715	88,854	$904,157
Issued as reinvestment of dividends	78,249	783,402	12,656	128,672
Redeemed	(139,555)	(1,450,444)	(71,709)	(726,557)

Net increase (decrease)	970,954	$10,027,673	29,801	$306,272

RetireSMART Conservative Fund Class L
Sold	1,099,365	$11,403,156	1,492,776	$15,181,488
Issued as reinvestment of dividends	421,839	4,236,083	299,133	3,040,683
Redeemed	(2,636,207)	(27,354,772)	(4,577,599)	(45,331,057)

Net increase (decrease)	(1,115,003)	$(11,715,533)	(2,785,690)	$(27,108,886)

86

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
RetireSMART Conservative Fund Class A
Sold	2,108,882	$21,802,944	1,608,720	$16,179,958
Issued as reinvestment of dividends	856,382	8,597,068	633,131	6,434,894
Redeemed	(5,957,286)	(61,888,379)	(3,239,815)	(32,752,014)

Net increase (decrease)	(2,992,022)	$(31,488,367)	(997,964)	$(10,137,162)

RetireSMART Moderate Fund Class S
Sold	1,320,908	$14,288,483	311,599	$3,123,661
Issued as reinvestment of dividends	137,362	1,448,717	8,618	88,532
Redeemed	(81,677)	(904,645)	(72,032)	(743,450)

Net increase (decrease)	1,376,593	$14,832,555	248,185	$2,468,743

RetireSMART Moderate Fund Class Y
Sold	2,616,784	$28,514,103	279,334	$2,827,227
Issued as reinvestment of dividends	250,601	2,645,677	17,692	181,581
Redeemed	(327,868)	(3,572,783)	(210,575)	(2,154,747)

Net increase (decrease)	2,539,517	$27,586,997	86,451	$854,061

RetireSMART Moderate Fund Class L
Sold	3,397,126	$36,877,376	2,524,232	$25,473,075
Issued as reinvestment of dividends	1,369,323	14,489,249	593,359	6,087,259
Redeemed	(5,001,109)	(54,552,470)	(3,918,068)	(39,294,733)

Net increase (decrease)	(234,660)	$(3,185,845)	(800,477)	$(7,734,399)

RetireSMART Moderate Fund Class A
Sold	1,743,271	$19,003,971	2,313,288	$23,048,531
Issued as reinvestment of dividends	1,872,499	19,837,284	1,247,678	12,786,875
Redeemed	(14,897,958)	(163,880,240)	(10,514,004)	(106,016,315)

Net increase (decrease)	(11,282,188)	$(125,038,985)	(6,953,038)	$(70,180,909)

RetireSMART Moderate Growth Fund Class S
Sold	445,549	$5,091,243	744,185	$7,650,672
Issued as reinvestment of dividends	35,279	394,842	28,903	297,690
Redeemed	(754,508)	(8,311,172)	(97,326)	(987,195)

Net increase (decrease)	(273,680)	$(2,825,087)	675,762	$6,961,167

RetireSMART Moderate Growth Fund Class Y
Sold	1,366,509	$15,654,312	63,705	$641,939
Issued as reinvestment of dividends	143,855	1,609,310	7,206	74,199
Redeemed	(89,899)	(1,039,627)	(92,532)	(946,741)

Net increase (decrease)	1,420,465	$16,223,995	(21,621)	$(230,603)

RetireSMART Moderate Growth Fund Class L
Sold	1,712,701	$19,547,582	1,932,476	$19,446,495
Issued as reinvestment of dividends	1,173,502	13,118,089	462,543	4,763,970
Redeemed	(2,716,104)	(30,920,186)	(3,820,837)	(38,011,238)

Net increase (decrease)	170,099	$1,745,485	(1,425,818)	$(13,800,773)

RetireSMART Moderate Growth Fund Class A
Sold	989,596	$11,207,183	1,736,446	$17,281,202
Issued as reinvestment of dividends	1,585,777	17,746,544	910,242	9,361,671
Redeemed	(9,283,105)	(106,705,410)	(6,621,101)	(66,544,185)

Net increase (decrease)	(6,707,732)	$(77,751,683)	(3,974,413)	$(39,901,312)

87

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
RetireSMART Growth Fund Class S
Sold	189,012	$2,269,188	164,685	$1,663,833
Issued as reinvestment of dividends	20,991	249,257	4,620	47,990
Redeemed	(33,043)	(391,177)	(15,522)	(158,699)

Net increase (decrease)	176,960	$2,127,268	153,783	$1,553,124

RetireSMART Growth Fund Class Y
Sold	295,835	$3,460,807	-	$-
Issued as reinvestment of dividends	16,965	201,399	440	4,534
Redeemed	(30,938)	(370,234)	-	-

Net increase (decrease)	281,862	$3,291,972	440	$4,534

RetireSMART Growth Fund Class L
Sold	912,978	$10,489,642	767,221	$7,759,992
Issued as reinvestment of dividends	200,118	2,365,010	103,209	1,062,399
Redeemed	(764,645)	(8,908,636)	(709,698)	(7,140,056)

Net increase (decrease)	348,451	$3,946,016	160,732	$1,682,335

RetireSMART Growth Fund Class A
Sold	1,077,408	$12,405,320	1,060,743	$10,801,657
Issued as reinvestment of dividends	329,740	3,890,434	171,533	1,763,074
Redeemed	(927,565)	(10,655,145)	(875,016)	(8,794,398)

Net increase (decrease)	479,583	$5,640,609	357,260	$3,770,333

RetireSMART In Retirement Fund Class S
Sold	1,089,095	$11,645,424	1,476,999	$15,212,190
Issued as reinvestment of dividends	69,848	724,327	71,614	729,752
Redeemed	(1,045,069)	(11,153,495)	(820,640)	(8,444,310)

Net increase (decrease)	113,874	$1,216,256	727,973	$7,497,632

RetireSMART In Retirement Fund Class Y
Sold	363,206	$3,880,479	254,884	$2,608,974
Issued as reinvestment of dividends	40,517	420,977	39,432	402,201
Redeemed	(127,378)	(1,365,569)	(1,075,297)	(11,090,279)

Net increase (decrease)	276,345	$2,935,887	(780,981)	$(8,079,104)

RetireSMART In Retirement Fund Class L
Sold	362,149	$3,879,482	402,605	$4,114,849
Issued as reinvestment of dividends	50,536	525,072	86,393	881,208
Redeemed	(1,355,256)	(14,533,575)	(933,709)	(9,646,930)

Net increase (decrease)	(942,571)	$(10,129,021)	(444,711)	$(4,650,873)

RetireSMART In Retirement Fund Class A
Sold	188,839	$2,010,636	250,496	$2,551,378
Issued as reinvestment of dividends	44,503	459,269	61,296	620,933
Redeemed	(725,237)	(7,651,464)	(845,524)	(8,558,606)

Net increase (decrease)	(491,895)	$(5,181,559)	(533,732)	$(5,386,295)

RetireSMART In Retirement Fund Class N
Sold	214	$2,271	1,228	$12,558
Issued as reinvestment of dividends	4	45	30	306
Redeemed	(1,803)	(19,342)	(764)	(7,887)

Net increase (decrease)	(1,585)	$(17,026)	494	$4,977

88

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
RetireSMART 2010 Fund Class S
Sold	1,512,093	$17,046,008	3,292,122	$34,776,009
Issued as reinvestment of dividends	137,991	1,509,627	139,044	1,455,787
Redeemed	(1,624,280)	(18,262,850)	(1,542,623)	(16,403,596)

Net increase (decrease)	25,804	$292,785	1,888,543	$19,828,200

RetireSMART 2010 Fund Class Y
Sold	273,389	$3,073,360	392,845	$4,123,079
Issued as reinvestment of dividends	21,428	234,634	18,230	190,868
Redeemed	(185,527)	(2,086,618)	(2,302,563)	(24,219,317)

Net increase (decrease)	109,290	$1,221,376	(1,891,488)	$(19,905,370)

RetireSMART 2010 Fund Class L
Sold	432,264	$4,863,875	388,778	$4,056,883
Issued as reinvestment of dividends	19,859	217,057	27,675	289,205
Redeemed	(637,104)	(7,186,962)	(470,208)	(4,931,902)

Net increase (decrease)	(184,981)	$(2,106,030)	(53,755)	$(585,814)

RetireSMART 2010 Fund Class A
Sold	506,921	$5,704,156	347,843	$3,601,294
Issued as reinvestment of dividends	44,615	484,962	51,395	534,506
Redeemed	(1,010,368)	(11,291,265)	(705,859)	(7,335,595)

Net increase (decrease)	(458,832)	$(5,102,147)	(306,621)	$(3,199,795)

RetireSMART 2010 Fund Class N
Sold	7,037	$77,766	24,670	$257,250
Issued as reinvestment of dividends	1,484	16,040	2,642	27,288
Redeemed	(37,319)	(412,841)	(30,813)	(324,419)

Net increase (decrease)	(28,798)	$(319,035)	(3,501)	$(39,881)

RetireSMART 2015 Fund Class S
Sold	571,596	$6,658,740	398,546	$4,440,036
Issued as reinvestment of dividends	65,472	757,037	22,377	247,507
Redeemed	(256,039)	(3,044,873)	(102,943)	(1,145,039)

Net increase (decrease)	381,029	$4,370,904	317,980	$3,542,504

RetireSMART 2015 Fund Class Y
Sold	11,820	$139,868	11,282	$120,054
Issued as reinvestment of dividends	1,571	18,162	530	5,863
Redeemed	(2,126)	(25,685)	(32,127)	(350,835)

Net increase (decrease)	11,265	$132,345	(20,315)	$(224,918)

RetireSMART 2015 Fund Class L
Sold	378,076	$4,430,340	30,439	$342,337
Issued as reinvestment of dividends	21,389	246,690	1,860	20,532
Redeemed	(128,696)	(1,520,730)	(13,373)	(147,225)

Net increase (decrease)	270,769	$3,156,300	18,926	$215,644

RetireSMART 2015 Fund Class A
Sold	509,450	$6,004,592	134,036	$1,475,988
Issued as reinvestment of dividends	34,097	391,615	4,176	45,976
Redeemed	(131,678)	(1,553,708)	(96,651)	(1,081,225)

Net increase (decrease)	411,869	$4,842,499	41,561	$440,739

89

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
RetireSMART 2020 Fund Class S
Sold	5,398,027	$61,560,831	7,532,408	$76,514,676
Issued as reinvestment of dividends	365,056	4,059,425	346,488	3,509,924
Redeemed	(3,622,020)	(41,513,151)	(3,100,563)	(31,982,316)

Net increase (decrease)	2,141,063	$24,107,105	4,778,333	$48,042,284

RetireSMART 2020 Fund Class Y
Sold	1,484,327	$16,861,583	1,424,319	$14,392,175
Issued as reinvestment of dividends	61,461	684,063	39,844	403,625
Redeemed	(638,687)	(7,214,675)	(5,285,235)	(53,489,521)

Net increase (decrease)	907,101	$10,330,971	(3,821,072)	$(38,693,721)

RetireSMART 2020 Fund Class L
Sold	2,262,464	$25,808,455	1,702,872	$17,206,054
Issued as reinvestment of dividends	127,222	1,415,977	165,914	1,680,708
Redeemed	(4,004,387)	(45,811,070)	(2,203,095)	(22,406,757)

Net increase (decrease)	(1,614,701)	$(18,586,638)	(334,309)	$(3,519,995)

RetireSMART 2020 Fund Class A
Sold	1,749,071	$19,759,535	1,352,728	$13,508,711
Issued as reinvestment of dividends	125,524	1,384,527	137,240	1,379,255
Redeemed	(2,782,481)	(31,594,332)	(2,175,730)	(21,630,757)

Net increase (decrease)	(907,886)	$(10,450,270)	(685,762)	$(6,742,791)

RetireSMART 2020 Fund Class N
Sold	37,873	$422,334	65,371	$654,268
Issued as reinvestment of dividends	2,790	30,442	4,710	46,816
Redeemed	(102,753)	(1,138,314)	(40,158)	(397,928)

Net increase (decrease)	(62,090)	$(685,538)	29,923	$303,156

RetireSMART 2025 Fund Class S
Sold	952,286	$11,490,506	106,114	$1,162,429
Issued as reinvestment of dividends	57,917	707,591	8,019	88,150
Redeemed	(258,204)	(3,165,510)	(5,418)	(60,486)

Net increase (decrease)	751,999	$9,032,587	108,715	$1,190,093

RetireSMART 2025 Fund Class Y
Sold	42,777	$518,554	6,772	$72,234
Issued as reinvestment of dividends	3,300	40,313	789	8,676
Redeemed	(1,174)	(14,578)	(1,992)	(21,456)

Net increase (decrease)	44,903	$544,289	5,569	$59,454

RetireSMART 2025 Fund Class L
Sold	503,564	$6,030,057	124,649	$1,340,725
Issued as reinvestment of dividends	36,446	444,430	5,080	55,756
Redeemed	(79,296)	(964,894)	(31,043)	(333,711)

Net increase (decrease)	460,714	$5,509,593	98,686	$1,062,770

RetireSMART 2025 Fund Class A
Sold	434,971	$5,334,536	97,512	$1,050,422
Issued as reinvestment of dividends	33,090	402,221	5,711	62,533
Redeemed	(58,882)	(708,764)	(26,834)	(294,739)

Net increase (decrease)	409,179	$5,027,993	76,389	$818,216

90

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
RetireSMART 2030 Fund Class S
Sold	5,187,213	$60,540,778	6,716,484	$68,243,752
Issued as reinvestment of dividends	377,127	4,421,015	251,190	2,547,064
Redeemed	(3,598,071)	(42,668,696)	(2,666,285)	(27,562,045)

Net increase (decrease)	1,966,269	$22,293,097	4,301,389	$43,228,771

RetireSMART 2030 Fund Class Y
Sold	1,351,470	$15,708,677	1,310,119	$13,327,355
Issued as reinvestment of dividends	76,044	891,269	35,739	362,031
Redeemed	(490,600)	(5,731,748)	(4,261,636)	(43,128,443)

Net increase (decrease)	936,914	$10,868,198	(2,915,778)	$(29,439,057)

RetireSMART 2030 Fund Class L
Sold	2,025,061	$23,803,451	1,472,552	$14,910,491
Issued as reinvestment of dividends	103,148	1,207,014	107,673	1,091,807
Redeemed	(3,262,762)	(38,317,762)	(2,287,431)	(23,384,077)

Net increase (decrease)	(1,134,553)	$(13,307,297)	(707,206)	$(7,381,779)

RetireSMART 2030 Fund Class A
Sold	1,336,915	$15,613,440	1,331,591	$13,249,708
Issued as reinvestment of dividends	93,671	1,074,884	88,528	890,590
Redeemed	(1,995,845)	(23,304,062)	(1,775,111)	(17,769,450)

Net increase (decrease)	(565,259)	$(6,615,738)	(354,992)	$(3,629,152)

RetireSMART 2030 Fund Class N
Sold	51,036	$590,481	80,261	$805,175
Issued as reinvestment of dividends	2,666	29,910	4,077	40,563
Redeemed	(65,167)	(748,261)	(89,803)	(897,784)

Net increase (decrease)	(11,465)	$(127,870)	(5,465)	$(52,046)

RetireSMART 2035 Fund Class S
Sold	582,993	$7,157,906	89,403	$988,815
Issued as reinvestment of dividends	36,460	460,925	7,558	83,241
Redeemed	(58,182)	(722,498)	(5,303)	(58,349)

Net increase (decrease)	561,271	$6,896,333	91,658	$1,013,707

RetireSMART 2035 Fund Class Y
Sold	68,833	$845,240	11,776	$124,696
Issued as reinvestment of dividends	4,687	59,186	980	10,789
Redeemed	(1,158)	(14,486)	(6,054)	(65,574)

Net increase (decrease)	72,362	$889,940	6,702	$69,911

RetireSMART 2035 Fund Class L
Sold	373,503	$4,528,925	86,484	$945,576
Issued as reinvestment of dividends	18,410	232,205	3,397	37,400
Redeemed	(106,427)	(1,296,981)	(15,240)	(168,567)

Net increase (decrease)	285,486	$3,464,149	74,641	$814,409

RetireSMART 2035 Fund Class A
Sold	378,806	$4,694,089	82,054	$885,954
Issued as reinvestment of dividends	22,700	285,508	4,599	50,455
Redeemed	(33,114)	(397,280)	(25,538)	(279,513)

Net increase (decrease)	368,392	$4,582,317	61,115	$656,896

91

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
RetireSMART 2040 Fund Class S
Sold	3,248,551	$38,199,771	4,632,587	$47,178,853
Issued as reinvestment of dividends	272,123	3,258,254	147,928	1,505,903
Redeemed	(2,833,961)	(33,892,019)	(1,717,494)	(17,862,189)

Net increase (decrease)	686,713	$7,566,006	3,063,021	$30,822,567

RetireSMART 2040 Fund Class Y
Sold	1,031,227	$12,046,446	864,684	$8,850,980
Issued as reinvestment of dividends	49,228	590,161	13,754	139,876
Redeemed	(247,611)	(2,877,092)	(2,212,181)	(22,516,163)

Net increase (decrease)	832,844	$9,759,515	(1,333,743)	$(13,525,307)

RetireSMART 2040 Fund Class L
Sold	1,589,709	$18,788,398	773,635	$7,849,725
Issued as reinvestment of dividends	74,511	894,616	55,897	569,031
Redeemed	(1,995,455)	(23,500,824)	(1,101,743)	(11,348,437)

Net increase (decrease)	(331,235)	$(3,817,810)	(272,211)	$(2,929,681)

RetireSMART 2040 Fund Class A
Sold	934,372	$10,917,279	1,114,046	$11,212,471
Issued as reinvestment of dividends	67,080	789,308	46,479	468,972
Redeemed	(1,575,269)	(18,455,480)	(1,299,995)	(12,975,839)

Net increase (decrease)	(573,817)	$(6,748,893)	(139,470)	$(1,294,396)

RetireSMART 2040 Fund Class N
Sold	45,064	$521,952	47,024	$470,751
Issued as reinvestment of dividends	3,361	38,966	3,003	30,005
Redeemed	(37,967)	(434,530)	(52,493)	(520,967)

Net increase (decrease)	10,458	$126,388	(2,466)	$(20,211)

RetireSMART 2045 Fund Class S
Sold	349,014	$4,202,775	57,163	$626,691
Issued as reinvestment of dividends	23,035	290,417	6,580	71,560
Redeemed	(73,282)	(880,250)	(10,029)	(106,692)

Net increase (decrease)	298,767	$3,612,942	53,714	$591,559

RetireSMART 2045 Fund Class Y
Sold	16,356	$201,183	1,693	$17,991
Issued as reinvestment of dividends	1,347	16,975	640	6,946
Redeemed	(4,342)	(51,722)	(2,890)	(30,389)

Net increase (decrease)	13,361	$166,436	(557)	$(5,452)

RetireSMART 2045 Fund Class L
Sold	87,156	$1,051,714	33,990	$367,702
Issued as reinvestment of dividends	6,069	76,265	1,735	18,841
Redeemed	(17,566)	(213,778)	(21,798)	(235,359)

Net increase (decrease)	75,659	$914,201	13,927	$151,184

RetireSMART 2045 Fund Class A
Sold	222,247	$2,701,883	55,364	$598,674
Issued as reinvestment of dividends	14,455	181,277	3,334	36,086
Redeemed	(27,413)	(328,954)	(20,189)	(221,515)

Net increase (decrease)	209,289	$2,554,206	38,509	$413,245

92

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount
RetireSMART 2050 Fund Class S
Sold	2,558,676	$24,389,855	3,300,842	$27,823,243
Issued as reinvestment of dividends	394,340	3,779,701	194,786	1,654,856
Redeemed	(1,362,170)	(13,192,860)	(2,436,161)	(20,713,140)

Net increase (decrease)	1,590,846	$14,976,696	1,059,467	$8,764,959

RetireSMART 2050 Fund Class Y
Sold	534,622	$5,021,439	583,087	$4,925,771
Issued as reinvestment of dividends	75,853	728,094	21,973	186,887
Redeemed	(95,945)	(908,315)	(1,000,254)	(8,366,599)

Net increase (decrease)	514,530	$4,841,218	(395,194)	$(3,253,941)

RetireSMART 2050 Fund Class L
Sold	731,061	$6,981,354	239,053	$2,001,311
Issued as reinvestment of dividends	64,343	617,561	16,920	143,322
Redeemed	(196,692)	(1,886,424)	(211,218)	(1,793,983)

Net increase (decrease)	598,712	$5,712,491	44,755	$350,650

RetireSMART 2050 Fund Class A
Sold	541,018	$5,065,840	445,063	$3,703,248
Issued as reinvestment of dividends	81,480	774,875	50,398	425,692
Redeemed	(648,423)	(6,165,341)	(203,260)	(1,693,553)

Net increase (decrease)	(25,925)	$(324,626)	292,201	$2,435,387

RetireSMART 2050 Fund Class N
Sold	49,507	$465,497	52,830	$441,151
Issued as reinvestment of dividends	18,405	174,958	9,823	82,891
Redeemed	(21,595)	(201,475)	(23,286)	(197,747)

Net increase (decrease)	46,317	$438,980	39,367	$326,295

RetireSMART 2055 Fund Class S*
Sold	70,010	$700,100
Issued as reinvestment of dividends	1,705	17,694
Redeemed	-	-

Net increase (decrease)	71,715	$717,794

RetireSMART 2055 Fund Class Y*
Sold	10,010	$100,100
Issued as reinvestment of dividends	246	2,553
Redeemed	-	-

Net increase (decrease)	10,256	$102,653

RetireSMART 2055 Fund Class L*
Sold	10,040	$100,400
Issued as reinvestment of dividends	243	2,528
Redeemed	-	-

Net increase (decrease)	10,283	$102,928

93

Notes to Financial Statements (Continued)

	Year Ended December 31, 2013

	Shares	Amount
RetireSMART 2055 Fund Class A*
Sold	10,010	$100,100
Issued as reinvestment of dividends	236	2,448
Redeemed	-	-

Net increase (decrease)	10,246	$102,548

*	Fund commenced operations on September 17, 2013.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended December 31, 2013, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended December 31, 2013.

6.	Federal Income Tax Information

At December 31, 2013, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
RetireSMART Conservative Fund	$209,842,407	$7,310,378	$(7,336,011)	$(25,633)
RetireSMART Moderate Fund	390,622,687	34,777,272	(9,299,484)	25,477,788
RetireSMART Moderate Growth Fund	300,517,597	41,153,946	(4,386,998)	36,766,948
RetireSMART Growth Fund	92,145,409	12,988,641	(875,181)	12,113,460
RetireSMART In Retirement Fund	84,859,468	2,645,398	(3,086,537)	(441,139)
RetireSMART 2010 Fund	107,013,473	3,986,594	(3,313,123)	673,471
RetireSMART 2015 Fund	20,401,935	428,060	(436,201)	(8,141)
RetireSMART 2020 Fund	435,827,081	32,223,229	(9,139,858)	23,083,371
RetireSMART 2025 Fund	26,152,100	850,322	(374,350)	475,972
RetireSMART 2030 Fund	380,178,059	36,992,854	(5,312,046)	31,680,808
RetireSMART 2035 Fund	21,080,914	1,041,913	(212,399)	829,514
RetireSMART 2040 Fund	245,527,735	24,935,745	(2,869,370)	22,066,375
RetireSMART 2045 Fund	10,291,278	659,397	(65,025)	594,372
RetireSMART 2050 Fund	74,676,538	6,466,496	(353,937)	6,112,559
RetireSMART 2055 Fund	1,081,954	28,920	(16,015)	12,905

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

94

Notes to Financial Statements (Continued)

At December 31, 2013, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2017	Expiring 2018
RetireSMART In Retirement Fund	$20,057,099	$-
RetireSMART 2010 Fund	22,954,791	865,289
RetireSMART 2020 Fund	34,382,752	11,128,973
RetireSMART 2030 Fund	17,163,850	12,679,147
RetireSMART 2040 Fund	6,714,697	4,612,337

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2014, post-October capital losses:

Post-October Loss
RetireSMART Moderate Growth Fund	$172,062
RetireSMART In Retirement Fund	27,332
RetireSMART 2010 Fund	39,149
RetireSMART 2020 Fund	231,058
RetireSMART 2030 Fund	214,541
RetireSMART 2040 Fund	142,439

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
RetireSMART Conservative Fund	$6,508,557	$7,295,802	$-
RetireSMART Moderate Fund	15,006,812	23,414,115	-
RetireSMART Moderate Growth Fund	12,383,999	20,484,786	-
RetireSMART Growth Fund	2,943,034	3,763,066	-
RetireSMART In Retirement Fund	2,131,757	-	-
RetireSMART 2010 Fund	2,462,320	-	-
RetireSMART 2015 Fund	1,200,418	213,086	-
RetireSMART 2020 Fund	7,574,434	-	-
RetireSMART 2025 Fund	1,119,465	475,090	-
RetireSMART 2030 Fund	7,624,092	-	-
RetireSMART 2035 Fund	654,669	383,155	-
RetireSMART 2040 Fund	5,571,305	-	-
RetireSMART 2045 Fund	322,144	242,790	-
RetireSMART 2050 Fund	2,633,779	3,441,410	-
RetireSMART 2055 Fund	25,223	-	-

95

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
RetireSMART Conservative Fund	$5,980,502	$3,740,440	$-
RetireSMART Moderate Fund	9,640,143	9,504,104	-
RetireSMART Moderate Growth Fund	5,582,791	8,914,739	-
RetireSMART Growth Fund	976,288	1,901,709	-
RetireSMART In Retirement Fund	2,636,922	-	-
RetireSMART 2010 Fund	2,497,654	-	-
RetireSMART 2015 Fund	210,419	109,459	-
RetireSMART 2020 Fund	7,020,328	-	-
RetireSMART 2025 Fund	95,085	120,030	-
RetireSMART 2030 Fund	4,932,055	-	-
RetireSMART 2035 Fund	75,322	106,563	-
RetireSMART 2040 Fund	2,713,787	-	-
RetireSMART 2045 Fund	36,217	97,216	-
RetireSMART 2050 Fund	693,360	1,800,288	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2013:

Amount
RetireSMART Conservative Fund	$18,048
RetireSMART Moderate Fund	62,853
RetireSMART Moderate Growth Fund	69,756
RetireSMART Growth Fund	24,164
RetireSMART In Retirement Fund	8,751
RetireSMART 2010 Fund	13,500
RetireSMART 2015 Fund	2,958
RetireSMART 2020 Fund	80,048
RetireSMART 2025 Fund	4,978
RetireSMART 2030 Fund	86,194
RetireSMART 2035 Fund	4,445
RetireSMART 2040 Fund	57,834
RetireSMART 2045 Fund	2,372
RetireSMART 2050 Fund	18,245
RetireSMART 2055 Fund	196

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2013, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

96

Notes to Financial Statements (Continued)

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
RetireSMART Conservative Fund	$-	$2,491,658	$(18,623)	$(25,633)
RetireSMART Moderate Fund	-	9,987,908	(37,946)	25,477,788
RetireSMART Moderate Growth Fund	-	11,266,692	(200,565)	36,766,948
RetireSMART Growth Fund	-	3,814,257	(6,178)	12,113,462
RetireSMART In Retirement Fund	1,993,825	(20,057,099)	(64,756)	(441,139)
RetireSMART 2010 Fund	2,709,588	23,820,080	73,778	673,471
RetireSMART 2015 Fund	120,494	477,366	(765)	(8,141)
RetireSMART 2020 Fund	11,679,732	(45,511,725)	(342,775)	23,083,371
RetireSMART 2025 Fund	50,460	765,257	(743)	475,972
RetireSMART 2030 Fund	8,369,139	(29,842,997)	(302,956)	31,680,808
RetireSMART 2035 Fund	1,538	726,405	(611)	829,514
RetireSMART 2040 Fund	4,148,226	(11,327,034)	(196,056)	22,066,375
RetireSMART 2045 Fund	1,374	388,075	(372)	594,372
RetireSMART 2050 Fund	-	3,404,135	(6,518)	6,112,559
RetireSMART 2055 Fund	877	36,770	(43)	12,905

During the year ended December 31, 2013, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
RetireSMART Conservative Fund	$10	$(1,120,677)	$1,120,667
RetireSMART Moderate Fund	21	(3,978,491)	3,978,470
RetireSMART Moderate Growth Fund	16	(4,077,301)	4,077,285
RetireSMART Growth Fund	3	(1,265,556)	1,265,553
RetireSMART In Retirement Fund	14	(531,891)	531,877
RetireSMART 2010 Fund	13	(850,668)	850,655
RetireSMART 2015 Fund	-	(187,772)	187,772
RetireSMART 2020 Fund	43	(4,898,406)	4,898,363
RetireSMART 2025 Fund	-	(300,239)	300,239
RetireSMART 2030 Fund	34	(4,874,739)	4,874,705
RetireSMART 2035 Fund	-	(254,373)	254,373
RetireSMART 2040 Fund	21	(3,077,940)	3,077,919
RetireSMART 2045 Fund	-	(128,434)	128,434
RetireSMART 2050 Fund	3	(953,977)	953,974
RetireSMART 2055 Fund	-	(12,851)	12,851

The Funds did not have any unrecognized tax benefits at December 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2013, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

97

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2013, was as follows:

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Conservative Fund
MassMutual Premier Core Bond Fund, Class Z	5,643,795	1,211,230	1,770,615	5,084,410	$55,420,072	$1,842,202	$-	$(135,428)
MassMutual Premier Disciplined Growth Fund, Class S	796,457	232,421	399,194	629,684	7,537,322	81,457	1,294,396	1,240,641
MassMutual Premier Disciplined Value Fund, Class S	775,096	106,766	374,878	506,984	7,457,736	128,022	-	1,157,220
MassMutual Premier Focused International Fund, Class Z	89,486	23,330	56,904	55,912	726,302	11,736	-	47,270
MassMutual Premier High Yield Fund, Class Z	653,388	176,668	321,202	508,854	4,905,355	312,993	81,081	342,106
MassMutual Premier Inflation-Protected and Income Fund, Class Z	1,533,585	334,270	594,227	1,273,628	12,940,059	305,647	431,045	44,789
MassMutual Premier International Bond Fund, Class S	1,070,888	71,314	1,142,202	-	-	-	120,832	(839,573)
MassMutual Premier International Equity Fund, Class S	186,673	42,437	116,772	112,338	1,721,016	18,943	135,420	101,308
MassMutual Premier Money Market Fund, Class S	1,069,861	4,073,734	899,507	4,244,088	4,244,088	206	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	3,776,335	1,359,951	1,387,718	3,748,568	38,872,652	846,744	-	(348,630)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	335,971	49,660	103,946	281,685	3,343,607	41,488	-	(431,003)
MassMutual Select Blue Chip Growth Fund, Class S	126,969	21,323	66,372	81,920	1,387,723	394	81,896	210,317
MassMutual Select Diversified International Fund, Class S	401,189	48,000	229,075	220,114	1,699,281	38,265	-	94,337
MassMutual Select Diversified Value Fund, Class S	158,602	20,646	78,727	100,521	1,363,067	15,441	-	223,321
MassMutual Select Focused Value Fund, Class Z	289,335	47,838	143,055	194,118	4,530,719	25,359	440,731	714,970
MassMutual Select Fundamental Growth Fund, Class S	244,515	41,292	121,414	164,393	1,372,682	11,640	49,104	155,380
MassMutual Select Fundamental Value Fund, Class Z	163,012	30,967	79,910	114,069	1,551,335	27,295	109,250	291,094
MassMutual Select Growth Opportunities Fund, Class Z	156,589	26,162	79,688	103,063	1,178,008	661	80,481	132,558
MassMutual Select Large Cap Value Fund, Class S	147,508	26,826	72,516	101,818	965,234	23,060	47,985	(122,285)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	140,627	29,768	85,194	85,201	1,569,404	-	152,830	157,183
MassMutual Select Mid-Cap Value Fund, Class Z	282,145	69,040	221,769	129,416	1,899,832	22,608	-	414,792
MassMutual Select Overseas Fund, Class Z	882,172	113,839	443,250	552,761	5,002,491	115,408	-	325,390
MassMutual Select PIMCO Total Return Fund, Class Z	1,281,906	202,394	401,632	1,082,668	10,956,600	276,247	16,541	82,920
MassMutual Select Small Cap Growth Equity Fund, Class Z	78,309	15,414	48,250	45,473	864,889	-	125,986	170,431
MassMutual Select Small Cap Value Equity Fund, Class S	153,764	27,110	75,188	105,686	1,577,895	7,040	-	306,871
MassMutual Select Small Company Growth Fund, Class S	77,061	17,568	49,654	44,975	564,885	-	82,705	155,832
MassMutual Select Small Company Value Fund, Class Z	33,957	20,590	23,976	30,571	500,451	3,871	51,586	61,218
MassMutual Select Strategic Bond Fund, Class S	1,125,921	174,472	403,563	896,830	8,806,872	313,455	-	117,147
MM MSCI EAFE International Index Fund, Class Z	391,572	194,954	207,974	378,552	5,114,242	141,420	161,006	380,164
MM Russell 2000 Small Cap Index Fund, Class Z	173,997	49,810	99,954	123,853	1,634,865	20,436	183,277	201,767
MM S&P Mid Cap Index Fund, Class Z	175,245	130,863	121,221	184,887	2,305,542	27,444	310,146	292,379
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	1,702,102	605,518	1,096,584	3,300,719	-	-	(91,801)

98

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Conservative Fund (Continued)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	1,504,579	171,373	1,675,952	-	$-	$-	$-	$(485,834)
Oppenheimer Developing Markets Fund, Class I*	-	114,113	38,411	75,702	2,844,129	15,803	13,301	20,478
Oppenheimer Developing Markets Fund, Class Y*	64,548	6,413	70,961	-	-	-	-	256,076
Oppenheimer Global Real Estate Fund, Class I*	-	199,672	22,182	177,490	1,773,122	25,007	-	(14,364)
Oppenheimer International Bond Fund, Class I*	-	1,467,433	123,789	1,343,644	8,155,916	67,035	23,218	(50,337)
Oppenheimer Real Estate Fund, Class I*	-	163,315	89,123	74,192	1,728,662	39,337	235	(128,593)
Oppenheimer Real Estate Fund, Class Y*	166,004	1,527	167,531	-	-	9,542	-	789,683

					$209,816,774	$4,816,206	$3,993,052	$5,839,794

RetireSMART Moderate Fund
MassMutual Premier Core Bond Fund, Class Z	6,760,846	1,648,930	2,278,207	6,131,569	$66,834,103	$2,230,548	$-	$(248,216)
MassMutual Premier Disciplined Growth Fund, Class S	2,583,457	623,954	1,099,255	2,108,156	25,234,632	273,810	4,350,985	3,674,256
MassMutual Premier Disciplined Value Fund, Class S	2,515,149	219,773	1,037,802	1,697,120	24,964,642	430,292	-	3,484,333
MassMutual Premier Focused International Fund, Class Z	366,860	52,834	188,676	231,018	3,000,918	48,692	-	101,865
MassMutual Premier High Yield Fund, Class Z	1,293,402	448,112	682,230	1,059,284	10,211,497	653,962	169,409	757,408
MassMutual Premier Inflation-Protected and Income Fund, Class Z	1,710,939	637,945	895,571	1,453,313	14,765,656	350,281	493,991	41,683
MassMutual Premier International Bond Fund, Class S	1,422,424	52,924	1,475,348	-	-	-	145,351	(1,107,121)
MassMutual Premier International Equity Fund, Class S	765,900	103,679	405,293	464,286	7,112,864	78,609	561,962	(13,328)
MassMutual Premier Money Market Fund, Class S	310,902	1,754,926	571,140	1,494,688	1,494,688	101	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	3,174,746	2,089,848	1,590,535	3,674,059	38,099,991	833,351	-	(392,023)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	974,626	108,424	318,250	764,800	9,078,176	113,053	-	(1,341,632)
MassMutual Select Blue Chip Growth Fund, Class S	664,012	100,591	317,811	446,792	7,568,653	2,132	449,078	1,461,933
MassMutual Select Diversified International Fund, Class S	1,647,934	131,329	861,656	917,607	7,083,926	160,176	-	327,407
MassMutual Select Diversified Value Fund, Class S	828,923	76,490	357,319	548,094	7,432,149	84,658	-	1,164,752
MassMutual Select Focused Value Fund, Class Z	702,405	131,235	343,620	490,020	11,437,072	64,365	1,116,506	1,940,998
MassMutual Select Fundamental Growth Fund, Class S	1,278,767	180,055	562,346	896,476	7,485,575	63,821	269,249	813,949
MassMutual Select Fundamental Value Fund, Class Z	852,424	134,786	365,278	621,932	8,458,275	149,647	598,976	1,112,234
MassMutual Select Growth Opportunities Fund, Class Z	818,530	116,825	373,309	562,046	6,424,182	3,577	440,753	675,270
MassMutual Select Large Cap Value Fund, Class S	771,308	115,124	331,272	555,160	5,262,916	126,421	263,041	(470,205)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	604,535	81,049	298,296	387,288	7,133,847	-	697,924	399,577
MassMutual Select Mid-Cap Value Fund, Class Z	1,225,032	82,187	718,998	588,221	8,635,087	103,284	-	1,426,025
MassMutual Select Overseas Fund, Class Z	3,568,619	326,498	1,611,184	2,283,933	20,669,596	473,346	-	1,354,941
MassMutual Select PIMCO Total Return Fund, Class Z	1,504,454	314,088	504,915	1,313,627	13,293,907	337,085	19,927	(3,092)
MassMutual Select Small Cap Growth Equity Fund, Class Z	340,306	63,380	203,854	199,832	3,800,804	-	555,912	727,589
MassMutual Select Small Cap Value Equity Fund, Class S	676,357	82,034	325,313	433,078	6,465,856	28,981	-	1,095,657
MassMutual Select Small Company Growth Fund, Class S	333,712	57,823	193,883	197,652	2,482,505	-	365,768	560,201
MassMutual Select Small Company Value Fund, Class Z	148,406	87,659	115,934	120,131	1,966,543	15,278	204,610	224,584

99

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Moderate Fund (Continued)
MassMutual Select Strategic Bond Fund, Class S	1,348,762	219,282	479,854	1,088,190	$10,686,025	$382,491	$-	$129,288
MM MSCI EAFE International Index Fund, Class Z	1,656,999	513,159	610,796	1,559,362	21,066,984	585,765	666,771	1,214,126
MM Russell 2000 Small Cap Index Fund, Class Z	761,554	163,642	383,057	542,139	7,156,229	89,939	805,764	837,298
MM S&P Mid Cap Index Fund, Class Z	797,682	378,855	336,244	840,293	10,478,451	125,415	1,417,309	830,576
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	4,735,187	1,696,517	3,038,670	9,146,398	-	-	(296,882)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	4,330,812	218,991	4,549,803	-	-	-	-	(1,773,021)
Oppenheimer Developing Markets Fund, Class I*	-	351,351	113,663	237,688	8,929,935	50,550	42,547	59,935
Oppenheimer Developing Markets Fund, Class Y*	187,494	14,476	201,970	-	-	-	-	605,407
Oppenheimer Global Real Estate Fund, Class I*	-	645,160	112,069	533,091	5,325,579	75,842	-	(80,316)
Oppenheimer International Bond Fund, Class I*	-	2,152,800	216,832	1,935,968	11,751,324	104,133	36,318	(92,873)
Oppenheimer Real Estate Fund, Class I*	-	510,373	288,850	221,523	5,161,490	122,982	711	(476,455)
Oppenheimer Real Estate Fund, Class Y*	480,678	3,962	484,640	-	-	29,095.00	-	2,312,104

					$416,100,475	$8,191,682	$13,672,862	$21,038,232

RetireSMART Moderate Growth Fund
MassMutual Premier Core Bond Fund, Class Z	1,334,931	530,077	483,581	1,381,427	$15,057,550	$503,087	$-	$(44,458)
MassMutual Premier Disciplined Growth Fund, Class S	2,265,878	563,286	862,639	1,966,525	23,539,310	255,693	4,063,081	2,816,062
MassMutual Premier Disciplined Value Fund, Class S	2,206,633	187,085	810,607	1,583,111	23,287,567	401,822	-	2,684,619
MassMutual Premier Focused International Fund, Class Z	407,077	55,179	186,816	275,440	3,577,963	58,120	-	68,178
MassMutual Premier High Yield Fund, Class Z	1,505,410	570,596	682,276	1,393,730	13,435,560	861,286	223,116	624,936
MassMutual Premier Inflation-Protected and Income Fund, Class Z	411,889	203,895	212,730	403,054	4,095,029	97,259	137,162	(12,138)
MassMutual Premier International Bond Fund, Class S	719,034	85,700	804,734	-	-	-	85,066	(532,651)
MassMutual Premier International Equity Fund, Class S	849,679	112,278	408,440	553,517	8,479,883	93,821	670,711	(79,348)
MassMutual Premier Money Market Fund, Class S	4,400	15,701	9,700	10,401	10,401	1	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	764,870	697,679	555,922	906,627	9,401,720	205,868	-	(114,782)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	981,635	68,881	310,709	739,807	8,781,511	109,483	-	(1,311,482)
MassMutual Select Blue Chip Growth Fund, Class S	889,078	112,135	357,036	644,177	10,912,355	3,053	648,011	1,608,121
MassMutual Select Diversified International Fund, Class S	1,826,841	109,549	835,455	1,100,935	8,499,220	192,156	-	101,625
MassMutual Select Diversified Value Fund, Class S	1,109,228	86,125	405,098	790,255	10,715,860	122,162	-	1,216,980
MassMutual Select Focused Value Fund, Class Z	500,996	114,586	242,194	373,388	8,714,878	49,086	850,511	1,339,805
MassMutual Select Fundamental Growth Fund, Class S	1,712,291	193,817	613,541	1,292,567	10,792,931	92,096	388,540	845,503
MassMutual Select Fundamental Value Fund, Class Z	1,141,567	170,250	415,100	896,717	12,195,347	215,949	864,354	1,232,047
MassMutual Select Growth Opportunities Fund, Class Z	1,096,096	133,302	418,996	810,402	9,262,896	5,122	635,586	731,795
MassMutual Select Large Cap Value Fund, Class S	1,034,048	134,396	367,994	800,450	7,588,266	182,421	379,539	(552,909)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	559,051	61,850	229,362	391,539	7,212,145	-	705,864	299,501
MassMutual Select Mid-Cap Value Fund, Class Z	1,139,874	46,204	591,379	594,699	8,730,182	104,486	-	1,194,774
MassMutual Select Overseas Fund, Class Z	3,912,737	276,798	1,466,521	2,723,014	24,643,279	560,278	-	1,175,440
MassMutual Select PIMCO Total Return Fund, Class Z	310,992	87,229	98,453	299,768	3,033,648	76,989	4,525	(563)

100

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Moderate Growth Fund (Continued)
MassMutual Select Small Cap Growth Equity Fund, Class Z	416,719	67,548	219,670	264,597	$5,032,637	$-	$736,021	$721,462
MassMutual Select Small Cap Value Equity Fund, Class S	804,167	83,113	331,698	555,582	8,294,846	37,206	-	1,080,773
MassMutual Select Small Company Growth Fund, Class S	404,980	54,728	197,988	261,720	3,287,204	-	484,786	573,122
MassMutual Select Small Company Value Fund, Class Z	179,847	82,486	111,248	151,085	2,473,267	19,233	258,158	231,656
MassMutual Select Strategic Bond Fund, Class S	266,354	95,281	113,317	248,318	2,438,482	87,359	-	36,100
MM MSCI EAFE International Index Fund, Class Z	1,815,220	578,755	538,761	1,855,214	25,063,937	697,443	793,801	1,063,950
MM Russell 2000 Small Cap Index Fund, Class Z	917,289	201,198	403,132	715,355	9,442,690	118,746	1,063,348	866,052
MM S&P Mid Cap Index Fund, Class Z	746,751	365,084	262,295	849,540	10,593,765	126,899	1,434,060	645,287
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	4,650,263	1,537,226	3,113,037	9,370,240	-	-	(275,330)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	4,332,541	285,681	4,618,222	-	-	-	-	(1,630,521)
Oppenheimer Developing Markets Fund, Class I*	-	378,522	91,548	286,974	10,781,629	60,609	51,014	33,063
Oppenheimer Developing Markets Fund, Class Y*	188,534	12,199	200,733	-	-	-	-	630,785
Oppenheimer Global Real Estate Fund, Class I*	-	653,321	82,439	570,882	5,703,112	81,577	-	(54,305)
Oppenheimer International Bond Fund, Class I*	-	1,313,076	111,891	1,201,185	7,291,194	65,650	23,002	(47,829)
Oppenheimer Real Estate Fund, Class I*	-	465,425	227,483	237,942	5,544,041	132,658	762	(431,348)
Oppenheimer Real Estate Fund, Class Y*	454,863	3,247	458,110	-	-	27,454	-	2,129,799

					$337,284,545	$5,645,072	$14,501,018	$18,863,771

RetireSMART Growth Fund
MassMutual Premier Core Bond Fund, Class Z	50,214	52,085	30,974	71,325	$777,438	$25,502	$-	$(7,114)
MassMutual Premier Disciplined Growth Fund, Class S	414,343	219,839	100,331	533,851	6,390,198	68,192	1,083,609	331,571
MassMutual Premier Disciplined Value Fund, Class S	403,639	120,942	94,709	429,872	6,323,424	107,173	-	306,371
MassMutual Premier Focused International Fund, Class Z	95,798	33,072	31,998	96,872	1,258,367	20,072	-	7,888
MassMutual Premier High Yield Fund, Class Z	45,855	63,073	43,753	65,175	628,290	39,615	10,262	38,037
MassMutual Premier Inflation-Protected and Income Fund, Class Z	21,008	35,428	24,362	32,074	325,873	7,591	10,706	(11,020)
MassMutual Premier International Bond Fund, Class S	33,135	4,060	37,195	-	-	-	3,073	(17,537)
MassMutual Premier International Equity Fund, Class S	199,626	70,352	75,387	194,591	2,981,135	32,398	231,607	(18,079)
MassMutual Premier Short-Duration Bond Fund, Class Z	23,779	96,179	60,578	59,380	615,772	13,238	-	(4,851)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	242,862	63,636	36,413	270,085	3,205,909	39,236	-	(146,462)
MassMutual Select Blue Chip Growth Fund, Class S	262,882	86,467	67,839	281,510	4,768,778	1,263	277,922	307,199
MassMutual Select Diversified International Fund, Class S	428,456	109,317	149,146	388,627	3,000,199	66,349	-	19,486
MassMutual Select Diversified Value Fund, Class S	326,881	88,243	69,608	345,516	4,685,195	52,394	-	204,570
MassMutual Select Focused Value Fund, Class Z	112,349	46,984	34,041	125,292	2,924,318	16,161	278,622	169,893
MassMutual Select Fundamental Growth Fund, Class S	506,237	159,155	100,345	565,047	4,718,143	39,500	166,655	138,160
MassMutual Select Fundamental Value Fund, Class Z	337,576	127,992	73,435	392,133	5,333,004	92,637	370,785	208,077
MassMutual Select Growth Opportunities Fund, Class Z	324,030	106,198	76,008	354,220	4,048,735	2,119	271,689	137,243

101

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART Growth Fund (Continued)
MassMutual Select Large Cap Value Fund, Class S	307,264	105,700	62,933	350,031	$3,318,292	$78,224	$162,712	$(80,907)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	134,596	43,482	37,130	140,948	2,596,264	-	248,815	21,878
MassMutual Select Mid-Cap Value Fund, Class Z	274,773	56,568	117,219	214,122	3,143,313	36,870	-	231,385
MassMutual Select Overseas Fund, Class Z	918,135	248,492	208,974	957,653	8,666,764	186,285	-	152,519
MassMutual Select PIMCO Total Return Fund, Class Z	11,736	11,009	6,772	15,973	161,645	4,022	228	755
MassMutual Select Small Cap Growth Equity Fund, Class Z	102,634	38,740	42,244	99,130	1,885,450	-	269,647	113,861
MassMutual Select Small Cap Value Equity Fund, Class S	184,805	72,015	53,010	203,810	3,042,876	13,421	-	182,945
MassMutual Select Small Company Growth Fund, Class S	93,956	37,958	33,779	98,135	1,232,571	-	178,014	99,661
MassMutual Select Small Company Value Fund, Class Z	44,353	32,824	22,524	54,653	894,678	6,857	91,929	55,104
MassMutual Select Strategic Bond Fund, Class S	10,036	13,040	9,838	13,238	129,994	4,565	-	3,369
MM MSCI EAFE International Index Fund, Class Z	424,995	272,588	45,894	651,689	8,804,323	240,053	273,006	104,339
MM Russell 2000 Small Cap Index Fund, Class Z	223,862	112,922	69,426	267,358	3,529,130	43,467	388,853	139,611
MM S&P Mid Cap Index Fund, Class Z	180,091	153,774	27,965	305,900	3,814,572	44,816	506,431	62,041
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	1,192,952	176,747	1,016,205	3,058,778	-	-	(24,562)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	918,623	121,265	1,039,888	-	-	-	-	(340,842)
Oppenheimer Developing Markets Fund, Class I*	-	107,827	10,810	97,017	3,644,919	20,077	16,898	10,447
Oppenheimer Developing Markets Fund, Class Y*	46,892	5,592	52,484	-	-	-	-	153,872
Oppenheimer Global Real Estate Fund, Class I*	-	197,515	6,992	190,523	1,903,320	25,839	-	(5,082)
Oppenheimer International Bond Fund, Class I*	-	92,041	1,573	90,468	549,140	5,422	2,062	(705)
Oppenheimer Real Estate Fund, Class I*	-	132,398	50,936	81,462	1,898,062	37,933	254	(99,947)
Oppenheimer Real Estate Fund, Class Y*	101,851	8,514	110,365	-	-	7,008	-	475,841

					$104,258,869	$1,378,299	$4,843,779	$2,919,015

RetireSMART In Retirement Fund
MassMutual Premier Core Bond Fund, Class Z	1,510,480	421,465	427,192	1,504,753	$16,401,805	$550,818	$-	$(31,405)
MassMutual Premier Disciplined Growth Fund, Class S	359,720	117,504	174,136	303,088	3,627,962	39,614	629,480	1,004,752
MassMutual Premier Disciplined Value Fund, Class S	350,114	56,967	163,084	243,997	3,589,189	62,257	-	881,218
MassMutual Premier Focused International Fund, Class Z	38,186	10,380	23,051	25,515	331,434	5,413	-	14,848
MassMutual Premier High Yield Fund, Class Z	205,242	68,821	106,373	167,690	1,616,528	104,125	26,974	113,188
MassMutual Premier Inflation-Protected and Income Fund, Class Z	1,073,227	273,414	385,761	960,880	9,762,541	233,181	328,847	36,841
MassMutual Premier International Bond Fund, Class S	368,091	22,717	390,808	-	-	-	43,403	(199,132)
MassMutual Premier International Equity Fund, Class S	79,719	15,909	44,350	51,278	785,582	8,737	62,461	53,437
MassMutual Premier Money Market Fund, Class S	450,062	1,656,932	261,534	1,845,460	1,845,460	109	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	1,405,960	514,791	467,228	1,453,523	15,073,037	331,839	-	(120,540)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	156,961	28,187	45,115	140,033	1,662,190	20,819	-	(191,427)
MassMutual Select Blue Chip Growth Fund, Class S	55,813	11,321	28,728	38,406	650,599	197	38,866	91,000
MassMutual Select Diversified International Fund, Class S	171,232	23,808	94,595	100,445	775,433	17,754	-	54,082

102

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART In Retirement Fund (Continued)
MassMutual Select Diversified Value Fund, Class S	69,590	10,529	33,005	47,114	$638,865	$7,329	$-	$92,392
MassMutual Select Focused Value Fund, Class Z	136,517	25,439	64,219	97,737	2,281,178	12,927	226,347	332,633
MassMutual Select Fundamental Growth Fund, Class S	107,486	21,966	52,389	77,063	643,477	5,525	23,305	67,162
MassMutual Select Fundamental Value Fund, Class Z	71,641	15,555	33,733	53,463	727,100	12,955	51,854	123,790
MassMutual Select Growth Opportunities Fund, Class Z	68,805	13,251	33,741	48,315	552,241	330	38,387	56,666
MassMutual Select Large Cap Value Fund, Class S	64,956	13,581	30,815	47,722	452,405	10,949	22,792	(56,778)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	55,998	11,744	31,093	36,649	675,077	-	66,751	65,144
MassMutual Select Mid-Cap Value Fund, Class Z	112,819	14,842	72,002	55,659	817,081	9,859	-	132,923
MassMutual Select Overseas Fund, Class Z	373,422	57,017	178,163	252,276	2,283,094	56,105	-	179,597
MassMutual Select PIMCO Total Return Fund, Class Z	342,162	69,885	97,345	314,702	3,184,786	81,341	5,136	(938)
MassMutual Select Small Cap Growth Equity Fund, Class Z	32,873	6,771	19,667	19,977	379,960	-	56,307	53,148
MassMutual Select Small Cap Value Equity Fund, Class S	64,172	13,468	29,763	47,877	714,798	3,222	-	96,775
MassMutual Select Small Company Growth Fund, Class S	32,059	7,994	20,299	19,754	248,112	-	36,863	63,850
MassMutual Select Small Company Value Fund, Class Z	14,312	9,116	9,334	14,094	230,711	1,799	24,014	26,154
MassMutual Select Strategic Bond Fund, Class S	301,352	58,251	98,908	260,695	2,560,024	92,295	-	114,980
MM MSCI EAFE International Index Fund, Class Z	168,187	83,272	78,696	172,763	2,334,034	65,446	74,598	147,708
MM Russell 2000 Small Cap Index Fund, Class Z	73,379	19,373	38,306	54,446	718,693	9,120	81,919	82,211
MM S&P Mid Cap Index Fund, Class Z	72,019	37,528	30,028	79,519	991,604	11,956	135,121	68,277
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	864,243	309,797	554,446	1,668,882	-	-	(38,970)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	706,422	109,161	815,583	-	-	-	-	(112,201)
Oppenheimer Developing Markets Fund, Class I*	-	55,284	16,851	38,433	1,443,927	8,117	6,832	15,470
Oppenheimer Developing Markets Fund, Class Y*	29,977	3,666	33,643	-	-	-	-	114,740
Oppenheimer Global Real Estate Fund, Class I*	-	96,935	7,651	89,284	891,951	12,536	-	(4,391)
Oppenheimer International Bond Fund, Class I*	-	529,413	35,959	493,454	2,995,266	25,359	9,019	(16,087)
Oppenheimer Real Estate Fund, Class I*	-	80,720	43,668	37,052	863,303	18,515	119	(60,903)
Oppenheimer Real Estate Fund, Class Y*	77,805	1,563	79,368	-	-	4,436	-	526,906

					$84,418,329	$1,824,984	$1,989,395	$3,777,120

RetireSMART 2010 Fund
MassMutual Premier Core Bond Fund, Class Z	1,623,647	643,260	426,010	1,840,897	20,065,776	670,263	-	(39,899)
MassMutual Premier Disciplined Growth Fund, Class S	495,858	174,374	206,815	463,417	5,547,098	60,239	957,225	1,082,939
MassMutual Premier Disciplined Value Fund, Class S	482,805	84,269	194,047	373,027	5,487,224	94,657	-	950,596
MassMutual Premier Focused International Fund, Class Z	65,733	15,410	33,840	47,303	614,466	9,978	-	13,398
MassMutual Premier High Yield Fund, Class Z	273,166	107,586	118,213	262,539	2,530,878	162,209	42,020	130,526
MassMutual Premier Inflation-Protected and Income Fund, Class Z	970,021	306,805	328,009	948,817	9,639,979	228,904	322,817	13,383
MassMutual Premier International Bond Fund, Class S	361,546	45,204	406,750	-	-	-	47,956	(244,178)
MassMutual Premier International Equity Fund, Class S	137,351	31,754	74,054	95,051	1,456,177	16,106	115,141	92,312
MassMutual Premier Money Market Fund, Class S	136,776	883,870	134,693	885,953	885,953	56	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	972,616	669,088	342,974	1,298,730	13,467,825	294,840	-	(85,335)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	179,232	42,719	49,356	172,595	2,048,697	25,534	-	(208,572)
MassMutual Select Blue Chip Growth Fund, Class S	85,444	21,359	41,900	64,903	1,099,463	326	65,294	162,355

103

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2010 Fund (Continued)
MassMutual Select Diversified International Fund, Class S	295,072	50,537	159,184	186,425	$1,439,203	$32,712	$-	$65,268
MassMutual Select Diversified Value Fund, Class S	106,373	21,473	48,244	79,602	1,079,404	12,308	-	142,835
MassMutual Select Focused Value Fund, Class Z	153,069	37,415	66,799	123,685	2,886,798	16,261	283,869	349,529
MassMutual Select Fundamental Growth Fund, Class S	164,530	39,343	73,669	130,204	1,087,207	9,279	39,141	98,939
MassMutual Select Fundamental Value Fund, Class Z	109,689	30,504	49,878	90,315	1,228,279	21,751	87,060	169,754
MassMutual Select Growth Opportunities Fund, Class Z	105,347	26,599	50,296	81,650	933,260	546	64,392	89,568
MassMutual Select Large Cap Value Fund, Class S	99,612	26,847	45,836	80,623	764,306	18,384	38,265	(88,894)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	114,082	27,658	59,554	82,186	1,513,875	-	148,703	126,187
MassMutual Select Mid-Cap Value Fund, Class Z	230,894	36,635	142,734	124,795	1,831,988	21,965	-	266,711
MassMutual Select Overseas Fund, Class Z	640,864	119,486	292,755	467,595	4,231,731	102,097	-	266,675
MassMutual Select PIMCO Total Return Fund, Class Z	370,078	118,024	100,956	387,146	3,917,916	99,442	6,120	(2,954)
MassMutual Select Small Cap Growth Equity Fund, Class Z	61,559	16,064	35,960	41,663	792,431	-	116,342	112,712
MassMutual Select Small Cap Value Equity Fund, Class S	119,790	26,260	54,419	91,631	1,368,052	6,137	-	200,643
MassMutual Select Small Company Growth Fund, Class S	59,084	19,373	37,264	41,193	517,380	-	76,308	95,408
MassMutual Select Small Company Value Fund, Class Z	26,815	17,098	18,342	25,571	418,602	3,255	43,744	40,525
MassMutual Select Strategic Bond Fund, Class S	323,921	91,367	94,554	320,734	3,149,606	112,846	-	65,507
MM MSCI EAFE International Index Fund, Class Z	308,804	145,536	134,270	320,070	4,324,141	120,466	137,276	253,719
MM Russell 2000 Small Cap Index Fund, Class Z	143,449	42,547	71,679	114,317	1,508,990	18,998	170,418	145,517
MM S&P Mid Cap Index Fund, Class Z	157,144	94,541	73,403	178,282	2,223,170	26,641	301,090	165,451
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	971,023	283,580	687,443	2,069,204	-	-	(39,388)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	810,587	80,859	891,446	-	-	-	-	(111,336)
Oppenheimer Developing Markets Fund, Class I*	-	68,229	17,045	51,184	1,922,992	10,901	9,175	20,535
Oppenheimer Developing Markets Fund, Class Y*	34,377	4,909	39,286	-	-	-	-	129,351
Oppenheimer Global Real Estate Fund, Class I*	-	126,368	10,712	115,656	1,155,400	16,080	-	(6,253)
Oppenheimer International Bond Fund, Class I*	-	604,686	48,900	555,786	3,373,620	29,510	10,461	(22,031)
Oppenheimer Real Estate Fund, Class I*	-	100,531	53,070	47,461	1,105,853	24,103	154	(78,145)
Oppenheimer Real Estate Fund, Class Y*	88,711	2,933	91,644	-	-	5,643	-	565,999

					$107,686,944	$2,272,437	$3,082,971	$4,889,357

RetireSMART 2015 Fund
MassMutual Premier Core Bond Fund, Class Z	87,063	267,873	84,530	270,406	$2,947,427	$97,123	$-	$(32,979)
MassMutual Premier Disciplined Growth Fund, Class S	40,678	100,935	40,300	101,313	1,212,722	12,994	206,485	99,703
MassMutual Premier Disciplined Value Fund, Class S	39,584	79,281	37,300	81,565	1,199,827	20,419	-	105,035
MassMutual Premier Focused International Fund, Class Z	5,796	12,420	7,248	10,968	142,477	2,282	-	5,224
MassMutual Premier High Yield Fund, Class Z	18,703	46,069	14,824	49,948	481,498	30,477	7,895	7,020
MassMutual Premier Inflation-Protected and Income Fund, Class Z	50,158	140,088	42,821	147,425	1,497,839	35,047	49,425	(40,707)
MassMutual Premier International Bond Fund, Class S	22,481	19,012	41,493	-	-	-	4,045	(17,432)
MassMutual Premier International Equity Fund, Class S	12,057	25,058	15,069	22,046	337,751	3,686	26,347	27,145
MassMutual Premier Money Market Fund, Class S	3,799	98,481	15,851	86,429	86,429	1	-	-

104

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2015 Fund (Continued)
MassMutual Premier Short-Duration Bond Fund, Class Z	50,899	198,496	58,275	191,120	$1,981,918	$42,792	$-	$(5,802)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	15,135	34,647	10,533	39,249	465,882	5,737	-	(794)
MassMutual Select Blue Chip Growth Fund, Class S	10,190	20,256	11,761	18,685	316,527	79	18,546	34,294
MassMutual Select Diversified International Fund, Class S	25,592	49,452	31,485	43,559	336,273	7,441	-	28,270
MassMutual Select Diversified Value Fund, Class S	12,420	23,903	13,399	22,924	310,853	3,495	-	32,074
MassMutual Select Focused Value Fund, Class Z	11,060	24,591	11,234	24,417	569,904	3,167	53,905	47,314
MassMutual Select Fundamental Growth Fund, Class S	19,614	39,352	21,477	37,489	313,030	2,635	11,117	25,350
MassMutual Select Fundamental Value Fund, Class Z	13,056	27,164	14,205	26,015	353,808	6,180	24,735	33,980
MassMutual Select Growth Opportunities Fund, Class Z	12,541	25,300	14,332	23,509	268,710	133	18,030	26,784
MassMutual Select Large Cap Value Fund, Class S	12,192	24,924	13,901	23,215	220,080	5,215	10,843	(5,799)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	9,414	19,366	9,894	18,886	347,878	-	33,361	23,190
MassMutual Select Mid-Cap Value Fund, Class Z	19,118	33,435	23,856	28,697	421,267	4,957	-	49,386
MassMutual Select Overseas Fund, Class Z	55,335	110,475	57,336	108,474	981,689	19,461	-	79,657
MassMutual Select PIMCO Total Return Fund, Class Z	19,659	56,354	17,786	58,227	589,262	14,745	743	(3,786)
MassMutual Select Small Cap Growth Equity Fund, Class Z	5,531	11,219	7,030	9,720	184,866	-	26,507	24,497
MassMutual Select Small Cap Value Equity Fund, Class S	10,446	19,811	9,601	20,656	308,394	1,367	-	27,662
MassMutual Select Small Company Growth Fund, Class S	5,263	11,328	6,969	9,622	120,847	-	17,554	15,287
MassMutual Select Small Company Value Fund, Class Z	2,474	6,473	3,298	5,649	92,476	711	9,444	6,156
MassMutual Select Strategic Bond Fund, Class S	17,365	48,525	17,648	48,242	473,736	16,734	-	(3,688)
MM MSCI EAFE International Index Fund, Class Z	27,735	69,789	23,441	74,083	1,000,864	27,394	31,095	52,156
MM Russell 2000 Small Cap Index Fund, Class Z	12,921	26,496	12,974	26,443	349,054	4,318	38,561	33,573
MM S&P Mid Cap Index Fund, Class Z	13,620	39,114	11,748	40,986	511,097	6,035	68,187	30,345
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	189,332	44,351	144,981	436,394	-	-	(7,183)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	63,549	38,578	102,127	-	-	-	-	(9,774)
Oppenheimer Developing Markets Fund, Class I*	-	14,873	4,597	10,276	386,078	2,176	1,831	6,529
Oppenheimer Developing Markets Fund, Class Y*	2,922	1,865	4,787	-	-	-	-	6,913
Oppenheimer Global Real Estate Fund, Class I*	-	26,970	2,667	24,303	242,792	3,105	-	(1,436)
Oppenheimer International Bond Fund, Class I*	-	122,833	14,736	108,097	656,151	6,211	2,573	(5,304)
Oppenheimer Real Estate Fund, Class I*	-	19,516	8,872	10,644	247,994	3,786	34	(15,308)
Oppenheimer Real Estate Fund, Class Y*	7,036	3,884	10,920	-	-	659	-	28,510

					$20,393,794	$390,562	$661,263	$706,062

RetireSMART 2020 Fund
MassMutual Premier Core Bond Fund, Class Z	2,741,093	1,722,442	552,043	3,911,492	42,635,262	1,426,442	-	(54,048)
MassMutual Premier Disciplined Growth Fund, Class S	2,314,177	919,019	701,831	2,531,365	30,300,437	329,575	5,237,103	4,789,661
MassMutual Premier Disciplined Value Fund, Class S	2,252,881	430,793	645,884	2,037,790	29,975,888	517,937	-	3,126,460
MassMutual Premier Focused International Fund, Class Z	357,786	85,753	148,123	295,416	3,837,455	62,417	-	8,086
MassMutual Premier High Yield Fund, Class Z	1,471,892	691,786	644,821	1,518,857	14,641,786	939,837	243,464	688,237
MassMutual Premier Inflation-Protected and Income Fund, Class Z	1,837,709	1,131,963	600,554	2,369,118	24,070,236	572,608	807,532	204

105

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2020 Fund (Continued)
MassMutual Premier International Bond Fund, Class S	1,037,370	135,150	1,172,520	-	$-	$-	$144,538	$(633,013)
MassMutual Premier International Equity Fund, Class S	746,990	181,214	334,562	593,642	9,094,596	100,752	720,259	605,048
MassMutual Premier Money Market Fund, Class S	118,547	939,326	210,323	847,550	847,550	39	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	1,727,543	1,861,988	662,780	2,926,751	30,350,412	665,560	-	(164,449)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	943,097	192,635	190,633	945,099	11,218,323	140,043	-	(816,619)
MassMutual Select Blue Chip Growth Fund, Class S	766,518	183,643	276,245	673,916	11,416,131	3,321	678,163	1,458,916
MassMutual Select Diversified International Fund, Class S	1,605,140	282,800	713,378	1,174,562	9,067,615	205,697	-	938,606
MassMutual Select Diversified Value Fund, Class S	953,727	177,761	304,753	826,735	11,210,533	127,861	-	1,145,278
MassMutual Select Focused Value Fund, Class Z	569,957	197,335	224,847	542,445	12,660,666	71,337	1,241,215	1,254,292
MassMutual Select Fundamental Growth Fund, Class S	1,476,060	339,487	463,309	1,352,238	11,291,190	96,386	406,611	672,441
MassMutual Select Fundamental Value Fund, Class Z	984,289	265,005	311,174	938,120	12,758,427	225,994	904,561	910,759
MassMutual Select Growth Opportunities Fund, Class Z	945,048	223,612	320,803	847,857	9,691,010	5,571	667,642	609,358
MassMutual Select Large Cap Value Fund, Class S	894,901	232,378	289,888	837,391	7,938,468	190,971	397,436	(506,404)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	546,742	137,173	220,166	463,749	8,542,264	-	837,998	237,635
MassMutual Select Mid-Cap Value Fund, Class Z	1,108,062	176,612	580,383	704,291	10,338,996	123,907	-	1,122,506
MassMutual Select Overseas Fund, Class Z	3,477,755	639,974	1,197,160	2,920,569	26,431,146	624,321	-	888,411
MassMutual Select PIMCO Total Return Fund, Class Z	619,155	318,690	123,174	814,671	8,244,475	209,334	12,361	(6,127)
MassMutual Select Small Cap Growth Equity Fund, Class Z	344,383	99,635	190,541	253,477	4,821,138	-	707,405	638,184
MassMutual Select Small Cap Value Equity Fund, Class S	664,956	148,478	256,509	556,925	8,314,897	37,307	-	806,497
MassMutual Select Small Company Growth Fund, Class S	339,104	100,091	188,452	250,743	3,149,327	-	464,632	505,269
MassMutual Select Small Company Value Fund, Class Z	147,959	105,550	98,251	155,258	2,541,581	19,768	265,234	191,839
MassMutual Select Strategic Bond Fund, Class S	546,648	286,045	157,818	674,875	6,627,269	237,533	-	196,055
MM MSCI EAFE International Index Fund, Class Z	1,660,061	753,708	420,428	1,993,341	26,930,036	750,143	854,465	872,803
MM Russell 2000 Small Cap Index Fund, Class Z	783,868	251,933	340,097	695,704	9,183,291	115,617	1,036,587	689,945
MM S&P Mid Cap Index Fund, Class Z	740,035	499,889	233,756	1,006,168	12,546,918	150,374	1,699,442	528,592
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	5,039,095	1,274,499	3,764,596	11,331,435	-	-	(168,698)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	4,078,818	326,668	4,405,486	-	-	-	-	(782,725)
Oppenheimer Developing Markets Fund, Class I*	-	377,213	71,676	305,537	11,479,039	64,153	53,997	95,307
Oppenheimer Developing Markets Fund, Class Y*	182,156	16,132	198,288	-	-	-	-	622,841
Oppenheimer Global Real Estate Fund, Class I*	-	718,904	44,015	674,889	6,742,145	93,610	-	(28,235)
Oppenheimer International Bond Fund, Class I*	-	2,160,157	160,941	1,999,216	12,135,242	110,434	40,823	(46,772)
Oppenheimer Real Estate Fund, Class I*	-	514,203	233,290	280,913	6,545,268	137,788	898	(403,354)
Oppenheimer Real Estate Fund, Class Y*	447,492	12,322	459,814	-	-	28,255	-	2,995,911

					$458,910,452	$8,384,892	$17,422,366	$22,988,697

RetireSMART 2025 Fund
MassMutual Premier Core Bond Fund, Class Z	21,908	149,922	41,774	130,056	$1,417,605	$46,527	$-	$(9,608)
MassMutual Premier Disciplined Growth Fund, Class S	32,706	152,150	33,997	150,859	1,805,783	19,283	306,409	92,595

106

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2025 Fund (Continued)
MassMutual Premier Disciplined Value Fund, Class S	31,853	120,821	31,181	121,493	$1,787,161	$30,310	$-	$96,998
MassMutual Premier Focused International Fund, Class Z	5,676	22,325	8,186	19,815	257,399	4,109	-	6,385
MassMutual Premier High Yield Fund, Class Z	25,481	114,212	21,509	118,184	1,139,295	71,865	18,617	12,659
MassMutual Premier Inflation-Protected and Income Fund, Class Z	16,215	92,232	15,664	92,783	942,670	21,971	30,984	(14,785)
MassMutual Premier International Bond Fund, Class S	13,544	20,771	34,315	-	-	-	3,267	(11,901)
MassMutual Premier International Equity Fund, Class S	11,811	44,992	17,045	39,758	609,099	6,624	47,355	34,970
MassMutual Premier Money Market Fund, Class S	300	14,702	1,582	13,420	13,420	-	-	-
MassMutual Premier Short-Duration Bond Fund, Class Z	15,570	149,364	56,947	107,987	1,119,829	24,091	-	(722)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	14,006	58,704	9,838	62,872	746,288	9,154	-	(2,394)
MassMutual Select Blue Chip Growth Fund, Class S	12,318	47,446	13,943	45,821	776,213	168	45,447	46,440
MassMutual Select Diversified International Fund, Class S	25,229	89,348	35,693	78,884	608,983	13,368	-	32,324
MassMutual Select Diversified Value Fund, Class S	15,183	56,126	15,041	56,268	762,999	8,568	-	42,033
MassMutual Select Focused Value Fund, Class Z	7,413	32,110	9,469	30,054	701,472	3,895	65,337	43,514
MassMutual Select Fundamental Growth Fund, Class S	23,720	91,765	23,476	92,009	768,277	6,460	27,265	30,476
MassMutual Select Fundamental Value Fund, Class Z	15,818	63,753	15,704	63,867	868,596	15,160	60,681	42,328
MassMutual Select Growth Opportunities Fund, Class Z	15,182	59,744	17,264	57,662	659,076	282	43,679	33,149
MassMutual Select Large Cap Value Fund, Class S	14,585	58,419	15,993	57,011	540,462	12,782	26,555	(8,554)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	8,034	30,341	9,256	29,119	536,374	-	51,113	23,356
MassMutual Select Mid-Cap Value Fund, Class Z	16,304	52,169	24,225	44,248	649,565	7,618	-	47,876
MassMutual Select Overseas Fund, Class Z	54,523	200,160	58,895	195,788	1,771,880	31,037	-	89,118
MassMutual Select PIMCO Total Return Fund, Class Z	4,959	31,076	7,111	28,924	292,709	7,317	330	(1,126)
MassMutual Select Small Cap Growth Equity Fund, Class Z	5,749	21,630	8,673	18,706	355,792	-	50,745	31,268
MassMutual Select Small Cap Value Equity Fund, Class S	10,903	37,733	10,676	37,960	566,740	2,510	-	33,193
MassMutual Select Small Company Growth Fund, Class S	5,532	20,827	7,783	18,576	233,309	-	33,873	18,811
MassMutual Select Small Company Value Fund, Class Z	2,521	11,708	4,151	10,078	164,980	1,266	16,750	8,655
MassMutual Select Strategic Bond Fund, Class S	4,370	26,820	7,237	23,953	235,221	8,301	-	(690)
MM MSCI EAFE International Index Fund, Class Z	24,637	125,921	16,981	133,577	1,804,623	49,255	55,782	39,908
MM Russell 2000 Small Cap Index Fund, Class Z	12,244	51,956	13,615	50,585	667,725	8,243	73,416	35,796
MM S&P Mid Cap Index Fund, Class Z	10,387	60,339	7,513	63,213	788,269	9,297	105,024	19,375
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	279,543	44,341	235,202	707,959	-	-	(7,219)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	60,266	48,473	108,739	-	-	-	-	(16,839)
Oppenheimer Developing Markets Fund, Class I*	-	22,318	3,678	18,640	700,315	3,720	3,131	5,066
Oppenheimer Developing Markets Fund, Class Y*	2,708	2,193	4,901	-	-	-	-	7,200
Oppenheimer Global Real Estate Fund, Class I*	-	42,219	2,406	39,813	397,735	4,829	-	(1,393)
Oppenheimer International Bond Fund, Class I*	-	142,513	11,320	131,193	796,343	7,611	3,601	(4,429)
Oppenheimer Real Estate Fund, Class I*	-	28,816	10,193	18,623	433,906	5,263	57	(20,450)
Oppenheimer Real Estate Fund, Class Y*	6,383	4,009	10,392	-	-	652	-	28,175

					$26,628,072	$441,536	$1,069,418	$801,558

RetireSMART 2030 Fund
MassMutual Premier Core Bond Fund, Class Z	950,791	772,771	310,526	1,413,036	$15,402,096	$514,540	$-	$(106,940)
MassMutual Premier Disciplined Growth Fund, Class S	1,963,987	896,043	557,311	2,302,719	27,563,544	299,348	4,756,787	3,813,625
MassMutual Premier Disciplined Value Fund, Class S	1,912,297	458,147	516,689	1,853,755	27,268,741	470,433	-	2,730,921

107

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2030 Fund (Continued)
MassMutual Premier Focused International Fund, Class Z	371,846	107,187	144,697	334,336	$4,343,021	$70,530	$-	$7,616
MassMutual Premier High Yield Fund, Class Z	1,311,730	920,735	504,138	1,728,327	16,661,075	1,067,945	276,651	604,912
MassMutual Premier Inflation-Protected and Income Fund, Class Z	669,803	578,805	301,040	947,568	9,627,291	228,634	322,435	(42,263)
MassMutual Premier International Bond Fund, Class S	682,403	127,824	810,227	-	-	-	100,030	(477,407)
MassMutual Premier International Equity Fund, Class S	776,565	224,390	329,076	671,879	10,293,188	113,853	813,913	290,880
MassMutual Premier Short-Duration Bond Fund, Class Z	659,504	965,577	476,821	1,148,260	11,907,454	260,708	-	(65,088)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	910,052	202,414	179,275	933,191	11,076,983	138,070	-	(775,330)
MassMutual Select Blue Chip Growth Fund, Class S	856,512	226,318	275,566	807,264	13,675,057	3,950	810,557	2,408,724
MassMutual Select Diversified International Fund, Class S	1,668,557	333,903	667,817	1,334,643	10,303,441	232,993	-	582,699
MassMutual Select Diversified Value Fund, Class S	1,065,676	222,547	297,804	990,419	13,430,079	152,828	-	1,377,068
MassMutual Select Focused Value Fund, Class Z	447,119	172,392	173,310	446,201	10,414,321	58,548	1,018,783	964,561
MassMutual Select Fundamental Growth Fund, Class S	1,649,367	406,786	436,234	1,619,919	13,526,324	115,206	486,010	667,932
MassMutual Select Fundamental Value Fund, Class Z	1,099,761	328,974	304,841	1,123,894	15,284,954	270,134	1,081,232	908,388
MassMutual Select Growth Opportunities Fund, Class Z	1,055,959	280,936	321,266	1,015,629	11,608,645	6,628	797,602	629,769
MassMutual Select Large Cap Value Fund, Class S	999,734	283,687	280,227	1,003,194	9,510,276	228,255	475,012	(352,975)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	515,660	136,857	177,131	475,386	8,756,605	-	856,877	170,915
MassMutual Select Mid-Cap Value Fund, Class Z	1,048,912	176,473	503,351	722,034	10,599,455	126,724	-	1,023,524
MassMutual Select Overseas Fund, Class Z	3,592,536	763,310	1,050,491	3,305,355	29,913,459	699,344	-	803,894
MassMutual Select PIMCO Total Return Fund, Class Z	208,559	134,796	43,873	299,482	3,030,759	76,775	4,588	(3,094)
MassMutual Select Small Cap Growth Equity Fund, Class Z	386,293	122,325	184,485	324,133	6,165,008	-	900,963	713,730
MassMutual Select Small Cap Value Equity Fund, Class S	736,159	191,296	248,166	679,289	10,141,781	45,415	-	808,028
MassMutual Select Small Company Growth Fund, Class S	371,257	112,043	162,621	320,679	4,027,722	-	592,723	467,013
MassMutual Select Small Company Value Fund, Class Z	165,938	110,523	92,208	184,253	3,016,218	23,432	315,410	200,236
MassMutual Select Strategic Bond Fund, Class S	189,688	147,195	88,793	248,090	2,436,248	87,118	-	48,334
MM MSCI EAFE International Index Fund, Class Z	1,711,125	821,570	279,659	2,253,036	30,438,511	845,790	963,278	659,776
MM Russell 2000 Small Cap Index Fund, Class Z	876,785	318,991	316,687	879,089	11,603,980	145,690	1,305,498	678,497
MM S&P Mid Cap Index Fund, Class Z	705,629	481,174	155,307	1,031,496	12,862,757	153,806	1,738,230	368,600
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	4,994,372	1,260,702	3,733,670	11,238,346	-	-	(168,124)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	3,842,209	498,067	4,340,276	-	-	-	-	(768,443)
Oppenheimer Developing Markets Fund, Class I*	-	400,026	64,576	335,450	12,602,853	70,561	59,392	81,291
Oppenheimer Developing Markets Fund, Class Y*	175,580	16,122	191,702	-	-	-	-	611,960
Oppenheimer Global Real Estate Fund, Class I*	-	732,804	48,171	684,633	6,839,485	94,738	-	(30,003)
Oppenheimer International Bond Fund, Class I*	-	1,681,244	100,120	1,581,124	9,597,423	90,067	34,570	(37,748)
Oppenheimer Real Estate Fund, Class I*	-	502,620	215,420	287,200	6,691,767	139,551	915	(414,038)
Oppenheimer Real Estate Fund, Class Y*	406,842	10,563	417,405	-	-	26,605	-	2,674,086

					$411,858,867	$6,858,219	$17,711,456	$21,055,526

108

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2035 Fund
MassMutual Premier Core Bond Fund, Class Z	12,565	61,900	12,648	61,817	$673,806	$22,235	$-	$(3,982)
MassMutual Premier Disciplined Growth Fund, Class S	26,157	104,731	14,216	116,672	1,396,567	14,989	238,178	46,653
MassMutual Premier Disciplined Value Fund, Class S	25,465	80,922	12,441	93,946	1,381,939	23,558	-	44,212
MassMutual Premier Focused International Fund, Class Z	5,411	17,709	4,770	18,350	238,370	3,825	-	4,019
MassMutual Premier High Yield Fund, Class Z	14,584	61,051	7,916	67,719	652,813	41,378	10,719	4,983
MassMutual Premier Inflation-Protected and Income Fund, Class Z	7,036	33,672	3,624	37,084	376,776	8,832	12,455	(2,724)
MassMutual Premier International Bond Fund, Class S	9,057	11,041	20,098	-	-	-	2,437	(7,376)
MassMutual Premier International Equity Fund, Class S	11,248	36,098	10,484	36,862	564,733	6,173	44,125	21,613
MassMutual Premier Short-Duration Bond Fund, Class Z	7,177	68,975	24,423	51,729	536,431	11,602	-	(487)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	13,119	45,031	3,299	54,851	651,081	8,022	-	(5,790)
MassMutual Select Blue Chip Growth Fund, Class S	13,292	42,659	8,259	47,692	807,905	157	47,482	31,824
MassMutual Select Diversified International Fund, Class S	23,806	70,648	21,214	73,240	565,412	12,385	-	19,103
MassMutual Select Diversified Value Fund, Class S	16,088	49,952	7,495	58,545	793,864	8,945	-	23,633
MassMutual Select Focused Value Fund, Class Z	6,351	22,124	4,293	24,182	564,411	3,146	52,180	20,963
MassMutual Select Fundamental Growth Fund, Class S	25,569	82,375	12,206	95,738	799,415	6,746	28,478	16,795
MassMutual Select Fundamental Value Fund, Class Z	17,057	57,770	8,377	66,450	903,714	15,833	63,375	25,417
MassMutual Select Growth Opportunities Fund, Class Z	16,365	53,667	10,022	60,010	685,912	263	45,273	19,300
MassMutual Select Large Cap Value Fund, Class S	16,094	52,949	9,733	59,310	562,257	13,340	27,698	(18,301)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	7,424	23,737	4,851	26,310	484,626	-	46,145	11,150
MassMutual Select Mid-Cap Value Fund, Class Z	15,113	39,958	15,093	39,978	586,872	6,894	-	32,017
MassMutual Select Overseas Fund, Class Z	51,170	159,191	28,941	181,420	1,641,847	25,787	-	41,790
MassMutual Select PIMCO Total Return Fund, Class Z	2,780	12,705	1,803	13,682	138,463	3,475	144	41
MassMutual Select Small Cap Growth Equity Fund, Class Z	5,703	18,487	5,638	18,552	352,863	-	50,338	20,298
MassMutual Select Small Cap Value Equity Fund, Class S	10,712	32,005	5,877	36,840	550,023	2,444	-	19,010
MassMutual Select Small Company Growth Fund, Class S	5,418	17,601	4,600	18,419	231,348	-	33,733	12,770
MassMutual Select Small Company Value Fund, Class Z	2,505	10,037	2,900	9,642	157,833	1,214	15,964	6,004
MassMutual Select Strategic Bond Fund, Class S	2,500	11,148	2,335	11,313	111,095	3,937	-	21
MM MSCI EAFE International Index Fund, Class Z	23,211	106,600	6,125	123,686	1,670,994	45,701	51,660	14,052
MM Russell 2000 Small Cap Index Fund, Class Z	12,114	45,840	8,094	49,860	658,150	8,146	72,403	18,614
MM S&P Mid Cap Index Fund, Class Z	9,776	50,642	3,310	57,108	712,137	8,428	95,192	7,438
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	219,287	17,686	201,601	606,819	-	-	(2,520)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	53,902	46,589	100,491	-	-	-	-	(16,457)
Oppenheimer Developing Markets Fund, Class I*	-	18,578	1,330	17,248	648,011	3,485	2,934	1,946
Oppenheimer Developing Markets Fund, Class Y*	2,534	2,297	4,831	-	-	-	-	6,668
Oppenheimer Global Real Estate Fund, Class I*	-	36,420	978	35,442	354,064	4,274	-	(753)
Oppenheimer International Bond Fund, Class I*	-	84,542	6,443	78,099	474,064	4,298	1,773	(1,367)
Oppenheimer Real Estate Fund, Class I*	-	23,242	7,113	16,129	375,813	4,624	50	(15,406)
Oppenheimer Real Estate Fund, Class Y*	5,749	4,191	9,940	-	-	566	-	27,478

					$21,910,428	$324,702	$942,736	$422,649

RetireSMART 2040 Fund
MassMutual Premier Core Bond Fund, Class Z	578,478	366,936	187,368	758,046	$8,262,702	$275,230	$-	$(20,686)
MassMutual Premier Disciplined Growth Fund, Class S	1,109,210	561,880	354,661	1,316,429	15,757,658	170,639	2,711,539	2,076,115
MassMutual Premier Disciplined Value Fund, Class S	1,080,147	309,016	329,355	1,059,808	15,589,775	268,166	-	2,039,809

109

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2040 Fund (Continued)
MassMutual Premier Focused International Fund, Class Z	248,000	77,965	100,338	225,627	$2,930,899	$47,458	$-	$6,046
MassMutual Premier High Yield Fund, Class Z	560,891	417,713	266,601	712,003	6,863,706	438,768	113,663	258,928
MassMutual Premier Inflation-Protected and Income Fund, Class Z	263,701	212,119	117,615	358,205	3,639,367	86,151	121,495	(88,935)
MassMutual Premier International Bond Fund, Class S	386,026	51,887	437,913	-	-	-	50,267	(276,278)
MassMutual Premier International Equity Fund, Class S	517,923	158,865	223,406	453,382	6,945,811	76,606	547,641	137,520
MassMutual Premier Short-Duration Bond Fund, Class Z	286,953	553,298	239,681	600,570	6,227,910	135,948	-	(41,871)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	624,485	152,054	146,945	629,594	7,473,286	92,872	-	(628,840)
MassMutual Select Blue Chip Growth Fund, Class S	660,911	195,238	226,017	630,132	10,674,433	3,028	632,019	1,809,848
MassMutual Select Diversified International Fund, Class S	1,112,175	250,605	460,592	902,188	6,964,888	157,125	-	96,326
MassMutual Select Diversified Value Fund, Class S	821,469	194,065	242,393	773,141	10,483,798	119,163	-	1,191,395
MassMutual Select Focused Value Fund, Class Z	291,773	107,646	105,315	294,104	6,864,388	38,548	669,176	564,066
MassMutual Select Fundamental Growth Fund, Class S	1,272,673	356,565	364,717	1,264,521	10,558,747	89,830	378,971	532,835
MassMutual Select Fundamental Value Fund, Class Z	848,611	278,993	250,261	877,343	11,931,868	210,643	843,118	727,150
MassMutual Select Growth Opportunities Fund, Class Z	814,630	239,889	261,730	792,789	9,061,583	5,081	620,908	489,830
MassMutual Select Large Cap Value Fund, Class S	772,482	236,958	226,300	783,140	7,424,169	177,961	370,304	(317,076)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	347,844	101,553	122,732	326,665	6,017,167	-	587,604	141,629
MassMutual Select Mid-Cap Value Fund, Class Z	709,134	134,298	347,260	496,172	7,283,812	86,946	-	702,283
MassMutual Select Overseas Fund, Class Z	2,385,278	593,596	748,274	2,230,600	20,186,931	463,606	-	569,809
MassMutual Select PIMCO Total Return Fund, Class Z	127,015	69,481	35,940	160,556	1,624,826	41,110	2,441	2,140
MassMutual Select Small Cap Growth Equity Fund, Class Z	263,268	91,109	126,519	227,858	4,333,864	-	631,992	509,293
MassMutual Select Small Cap Value Equity Fund, Class S	502,739	148,436	179,784	471,391	7,037,862	31,485	-	582,608
MassMutual Select Small Company Growth Fund, Class S	255,212	83,912	113,603	225,521	2,832,545	-	416,352	309,419
MassMutual Select Small Company Value Fund, Class Z	113,260	77,587	64,016	126,831	2,076,215	16,116	216,888	153,749
MassMutual Select Strategic Bond Fund, Class S	115,413	73,566	55,982	132,997	1,306,034	46,647	-	29,671
MM MSCI EAFE International Index Fund, Class Z	1,148,797	572,922	202,152	1,519,567	20,529,350	569,625	648,510	454,965
MM Russell 2000 Small Cap Index Fund, Class Z	598,620	245,717	228,025	616,312	8,135,320	101,991	913,468	479,664
MM S&P Mid Cap Index Fund, Class Z	481,310	335,722	108,199	708,833	8,839,145	105,568	1,193,032	248,108
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	3,174,508	770,072	2,404,436	7,237,354	-	-	(107,071)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	2,393,707	360,696	2,754,403	-	-	-	-	(475,477)
Oppenheimer Developing Markets Fund, Class I*	-	269,383	43,507	225,876	8,486,158	47,370	39,871	52,444
Oppenheimer Developing Markets Fund, Class Y*	120,147	13,647	133,794	-	-	-	-	398,858
Oppenheimer Global Real Estate Fund, Class I*	-	480,057	30,911	449,146	4,486,966	62,247	-	(17,065)
Oppenheimer International Bond Fund, Class I*	-	870,975	30,713	840,262	5,100,393	47,835	18,452	(13,635)
Oppenheimer Real Estate Fund, Class I*	-	340,553	150,631	189,922	4,425,180	92,446	602	(266,286)
Oppenheimer Real Estate Fund, Class Y*	264,049	22,421	286,470	-	-	18,078	-	1,644,780

					$267,594,110	$4,124,287	$11,728,313	$13,956,068

110

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2045 Fund
MassMutual Premier Core Bond Fund, Class Z	3,105	14,074	2,764	14,415	$157,126	$5,153	$-	$(779)
MassMutual Premier Disciplined Growth Fund, Class S	14,739	48,290	8,863	54,166	648,369	6,920	109,956	27,005
MassMutual Premier Disciplined Value Fund, Class S	14,353	37,321	8,055	43,619	641,638	10,876	-	27,403
MassMutual Premier Focused International Fund, Class Z	3,427	9,303	2,898	9,832	127,721	2,038	-	2,446
MassMutual Premier High Yield Fund, Class Z	2,758	12,066	2,236	12,588	121,350	7,650	1,982	660
MassMutual Premier Inflation-Protected and Income Fund, Class Z	1,252	6,166	1,302	6,116	62,136	1,447	2,040	(898)
MassMutual Premier International Bond Fund, Class S	2,111	2834	4,945	-	-	-	506	(1,786)
MassMutual Premier International Equity Fund, Class S	7,133	19,109	6,486	19,756	302,654	3,289	23,514	12,939
MassMutual Premier Short-Duration Bond Fund, Class Z	1,465	14,964	4,758	11,671	121,030	2,602	-	(68)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	8,556	23,321	3,133	28,744	341,193	4,179	-	(4,250)
MassMutual Select Blue Chip Growth Fund, Class S	9,334	25,090	5,872	28,552	483,676	98	28,268	21,753
MassMutual Select Diversified International Fund, Class S	15,184	37,101	12,951	39,334	303,661	6,632	-	11,639
MassMutual Select Diversified Value Fund, Class S	11,423	29,311	5,678	35,056	475,354	5,327	-	17,309
MassMutual Select Focused Value Fund, Class Z	3,986	11,307	2,577	12,716	296,789	1,645	27,446	11,408
MassMutual Select Fundamental Growth Fund, Class S	17,959	48,265	8,894	57,330	478,707	4,017	16,957	11,658
MassMutual Select Fundamental Value Fund, Class Z	11,985	34,058	6,244	39,799	541,273	9,429	37,742	18,332
MassMutual Select Growth Opportunities Fund, Class Z	11,501	31,336	6,904	35,933	410,712	165	27,054	12,258
MassMutual Select Large Cap Value Fund, Class S	11,149	31,335	6,957	35,527	336,799	7,947	16,505	(13,774)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	4,782	12,669	3,147	14,304	263,476	-	25,003	6,620
MassMutual Select Mid-Cap Value Fund, Class Z	9,752	21,486	9,499	21,739	319,135	3,731	-	19,396
MassMutual Select Overseas Fund, Class Z	32,534	82,923	18,215	97,242	880,038	14,531	-	25,673
MassMutual Select PIMCO Total Return Fund, Class Z	726	2,993	583	3,136	31,738	793	33	(51)
MassMutual Select Small Cap Growth Equity Fund, Class Z	3,682	10,146	3,623	10,205	194,096	-	27,569	12,366
MassMutual Select Small Cap Value Equity Fund, Class S	6,729	17,711	4,129	20,311	303,244	1,340	-	12,476
MassMutual Select Small Company Growth Fund, Class S	3,414	9,613	2,893	10,134	127,284	-	18,445	7,586
MassMutual Select Small Company Value Fund, Class Z	1,618	5,618	1,914	5,322	87,116	667	8,806	3,898
MassMutual Select Strategic Bond Fund, Class S	618	3,019	1,036	2,601	25,541	900	-	45
MM MSCI EAFE International Index Fund, Class Z	15,195	55,935	4,879	66,251	895,051	24,359	27,560	9,587
MM Russell 2000 Small Cap Index Fund, Class Z	7,977	25,183	5,723	27,437	362,173	4,459	39,669	11,504
MM S&P Mid Cap Index Fund, Class Z	6,452	27,356	2,749	31,059	387,309	4,558	51,489	5,279
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	118,414	14,551	103,863	312,628	-	-	(1,569)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	31,931	30,410	62,341	-	-	-	-	(10,618)
Oppenheimer Developing Markets Fund, Class I*	-	10,446	1,007	9,439	354,633	1,921	1,617	1,090
Oppenheimer Developing Markets Fund, Class Y*	1,650	1,557	3,207	-	-	-	-	4,231
Oppenheimer Global Real Estate Fund, Class I*	-	18,969	337	18,632	186,133	2,309	-	(215)
Oppenheimer International Bond Fund, Class I*	-	18,185	395	17,790	107,984	988	387	(182)
Oppenheimer Real Estate Fund, Class I*	-	12,697	4,204	8,493	197,883	2,750	26	(7,749)
Oppenheimer Real Estate Fund, Class Y*	3,518	3,100	6,618	-	-	407	-	18,509

					$10,885,650	$143,127	$492,574	$271,131

RetireSMART 2050 Fund
MassMutual Premier Core Bond Fund, Class Z	52,655	70,814	31,455	92,014	$1,002,954	$32,627	$-	$(4,591)
MassMutual Premier Disciplined Growth Fund, Class S	247,804	253,686	96,126	405,364	4,852,209	51,379	816,430	346,819
MassMutual Premier Disciplined Value Fund, Class S	241,377	175,674	90,637	326,414	4,801,555	80,743	-	350,495
MassMutual Premier Focused International Fund, Class Z	57,439	44,681	28,561	73,559	955,533	15,121	-	33,403

111

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2050 Fund (Continued)
MassMutual Premier High Yield Fund, Class Z	47,307	73,105	38,246	82,166	$792,077	$49,586	$12,845	$9,431
MassMutual Premier Inflation-Protected and Income Fund, Class Z	21,695	36,878	17,911	40,662	413,127	9,542	13,456	(17,055)
MassMutual Premier International Bond Fund, Class S	35,052	9,925	44,977	-	-	-	4,318	(22,932)
MassMutual Premier International Equity Fund, Class S	119,994	88,674	60,928	147,740	2,263,380	24,403	174,456	177,788
MassMutual Premier Short-Duration Bond Fund, Class Z	24,733	90,300	39,837	75,196	779,779	16,633	-	(2,058)
MassMutual Premier Strategic Emerging Markets Fund, Class Z	145,462	105,073	41,127	209,408	2,485,667	30,189	-	(15,712)
MassMutual Select Blue Chip Growth Fund, Class S	157,302	120,893	64,446	213,749	3,620,914	930	209,433	280,273
MassMutual Select Diversified International Fund, Class S	257,405	173,528	136,147	294,786	2,275,747	49,865	-	161,554
MassMutual Select Diversified Value Fund, Class S	194,907	134,868	67,409	262,366	3,557,681	39,476	-	240,532
MassMutual Select Focused Value Fund, Class Z	67,319	56,324	28,504	95,139	2,220,555	12,178	209,321	157,830
MassMutual Select Fundamental Growth Fund, Class S	302,908	229,558	103,408	429,058	3,582,632	29,763	125,578	159,915
MassMutual Select Fundamental Value Fund, Class Z	202,005	167,211	71,462	297,754	4,049,450	69,798	279,372	246,756
MassMutual Select Growth Opportunities Fund, Class Z	193,869	150,219	75,049	269,039	3,075,115	1,561	204,359	156,572
MassMutual Select Large Cap Value Fund, Class S	184,810	145,170	64,174	265,806	2,519,843	58,933	122,567	(109,940)
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	80,294	60,973	34,234	107,033	1,971,555	-	187,275	98,736
MassMutual Select Mid-Cap Value Fund, Class Z	164,097	94,340	95,829	162,608	2,387,083	27,768	-	210,296
MassMutual Select Overseas Fund, Class Z	551,517	389,890	214,142	727,265	6,581,752	137,273	-	367,612
MassMutual Select PIMCO Total Return Fund, Class Z	12,329	15,000	7,094	20,235	204,778	5,056	281	673
MassMutual Select Small Cap Growth Equity Fund, Class Z	61,538	49,093	35,003	75,628	1,438,442	-	203,828	140,470
MassMutual Select Small Cap Value Equity Fund, Class S	112,758	88,221	47,105	153,874	2,297,338	10,062	-	153,880
MassMutual Select Small Company Growth Fund, Class S	57,201	47,182	29,435	74,948	941,349	-	134,813	85,840
MassMutual Select Small Company Value Fund, Class Z	26,708	32,338	18,070	40,976	670,777	5,109	68,435	47,558
MassMutual Select Strategic Bond Fund, Class S	10,533	17,898	11,665	16,766	164,641	5,738	-	72
MM MSCI EAFE International Index Fund, Class Z	283,322	284,874	73,077	495,119	6,689,055	180,849	205,573	160,326
MM Russell 2000 Small Cap Index Fund, Class Z	149,600	121,352	67,177	203,775	2,689,829	32,851	293,715	145,942
MM S&P Mid Cap Index Fund, Class Z	120,915	151,161	39,740	232,336	2,897,232	33,770	381,599	94,597
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	978,052	204,771	773,281	2,327,577	-	-	(36,136)
Oppenheimer Commodity Strategy Total Return Fund, Class Y*	542,646	148,475	691,121	-	-	-	-	(77,482)
Oppenheimer Developing Markets Fund, Class I*	-	85,890	13,575	72,315	2,716,886	14,746	12,412	16,978
Oppenheimer Developing Markets Fund, Class Y*	27,979	6,559	34,538	-	-	-	-	95,720
Oppenheimer Global Real Estate Fund, Class I*	-	155,158	12,304	142,854	1,427,107	18,787	-	(7,262)
Oppenheimer International Bond Fund, Class I*	-	119,536	7,246	112,290	681,599	6,613	2,618	(3,264)
Oppenheimer Real Estate Fund, Class I*	-	105,809	43,411	62,398	1,453,879	26,571	191	(85,784)
Oppenheimer Real Estate Fund, Class Y*	60,307	13,020	73,327	-	-	4,571	-	247,262

					$80,789,097	$1,082,491	$3,662,875	$3,805,114

RetireSMART 2055**
MassMutual Premier Core Bond Fund, Class Z	-	1,340	27	1,313	$14,316	$478	$-	$6
MassMutual Premier Disciplined Growth Fund, Class S	-	5,687	188	5,499	65,818	714	11,351	157
MassMutual Premier Disciplined Value Fund, Class S	-	4,569	142	4,427	65,120	1,123	-	93

112

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/12	Purchases	Sales	Number of Shares Held as of 12/31/13	Value as of 12/31/13	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
RetireSMART 2055** (Continued)
MassMutual Premier Focused International Fund, Class Z	-	1,006	7	999	$12,973	$211	$-	$2
MassMutual Premier High Yield Fund, Class Z	-	1,130	7	1,123	10,826	693	180	2
MassMutual Premier Inflation-Protected and Income Fund, Class Z	-	565	13	552	5,611	133	188	2
MassMutual Premier International Bond Fund, Class S	-	697	697	-	-	-	108	134
MassMutual Premier International Equity Fund, Class S	-	2,023	19	2,004	30,697	339	2,426	4
MassMutual Premier Short-Duration Bond Fund, Class Z	-	1,182	167	1,015	10,524	230	-	5
MassMutual Premier Strategic Emerging Markets Fund, Class Z	-	2,739	20	2,719	32,279	402	-	1
MassMutual Select Blue Chip Growth Fund, Class S	-	2,999	102	2,897	49,071	-	2,911	107
MassMutual Select Diversified International Fund, Class S	-	4,069	80	3,989	30,794	648	-	24
MassMutual Select Diversified Value Fund, Class S	-	3,667	108	3,559	48,255	548	-	75
MassMutual Select Focused Value Fund, Class Z	-	1,304	12	1,292	30,147	170	2,522	11
MassMutual Select Fundamental Growth Fund, Class S	-	5,931	111	5,820	48,596	413	1,748	43
MassMutual Select Fundamental Value Fund, Class Z	-	4,124	88	4,036	54,889	971	3,886	46
MassMutual Select Growth Opportunities Fund, Class Z	-	3,796	148	3,648	41,702	-	2,590	99
MassMutual Select Large Cap Value Fund, Class S	-	3,694	94	3,600	34,128	812	1,679	47
MassMutual Select Mid Cap Growth Equity II Fund, Class Z	-	1,466	14	1,452	26,745	-	2,469	10
MassMutual Select Mid-Cap Value Fund, Class Z	-	2,244	37	2,207	32,402	377	-	22
MassMutual Select Overseas Fund, Class Z	-	10,031	176	9,855	89,192	-	-	30
MassMutual Select PIMCO Total Return Fund, Class Z	-	277	2	275	2,787	71	-	1
MassMutual Select Small Cap Growth Equity Fund, Class Z	-	1,110	92	1,018	19,363	-	2,707	83
MassMutual Select Small Cap Value Equity Fund, Class S	-	2,119	14	2,105	31,433	141	-	12
MassMutual Select Small Company Growth Fund, Class S	-	1,095	91	1,004	12,613	-	1,858	43
MassMutual Select Small Company Value Fund, Class Z	-	569	3	566	9,265	71	878	2
MassMutual Select Strategic Bond Fund, Class S	-	233	1	232	2,275	81	-	-
MM MSCI EAFE International Index Fund, Class Z	-	6,876	167	6,709	90,642	2,466	2,742	96
MM Russell 2000 Small Cap Index Fund, Class Z	-	2,955	205	2,750	36,300	449	3,923	165
MM S&P Mid Cap Index Fund, Class Z	-	3,199	54	3,145	39,214	467	5,267	36
Oppenheimer Commodity Strategy Total Return Fund, Class I*	-	10,961	502	10,459	31,480	-	-	(8)
Oppenheimer Developing Markets Fund, Class I*	-	1,034	18	1,016	38,190	213	179	18
Oppenheimer Global Real Estate Fund, Class I*	-	1,987	8	1,979	19,768	231	-	-
Oppenheimer International Bond Fund, Class I*	-	1,341	10	1,331	8,082	60	6	1
Oppenheimer Real Estate Fund, Class I*	-	1,169	338	831	19,362	190	3	(24)

					$1,094,859	$12,702	$49,621	$1,345

*	Fund advised by OFI Global Asset Management, Inc.
**	Fund commenced operations on September 17, 2013.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

113

Notes to Financial Statements (Continued)

9.	New Accounting Pronouncements

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10.	Subsequent Events

In preparation of these financial statements management has evaluated the events and transactions subsequent to December 31, 2013, through the date when the financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

114

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the MassMutual Select Funds and Shareholders of MassMutual RetireSMART Conservative Fund, MassMutual RetireSMART Moderate Fund, MassMutual RetireSMART Moderate Growth Fund, MassMutual RetireSMART Growth Fund, MassMutual RetireSMART In Retirement Fund, MassMutual RetireSMART 2010 Fund, MassMutual RetireSMART 2015 Fund, MassMutual RetireSMART 2020 Fund, MassMutual RetireSMART 2025 Fund, MassMutual RetireSMART 2030 Fund, MassMutual RetireSMART 2035 Fund, MassMutual RetireSMART 2040 Fund, MassMutual RetireSMART 2045 Fund, MassMutual RetireSMART 2050 Fund, and MassMutual RetireSMART 2055 Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agents; where replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2014

115

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2013; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, CT 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 71	Chairman Trustee	Since 2010 Since 1996	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 65	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 55	Trustee	Since 2012	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	92	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 59	Trustee	Since 2012	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

116

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 67	Trustee	Since 2003	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 71	Trustee	Since 1996	Retired; Consultant (1999-2009).	131***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 62	Trustee	Since 2012	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	92	Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 61	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

117

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 68	Trustee	Since 2003	Retired.	94^	Director (since 2013) Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 58	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2006), MassMutual International LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

118

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 49	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	92

Andrew M. Goldberg Age: 47	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	92

Nicholas H. Palmerino Age: 48	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	92

Philip S. Wellman Age: 49	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	92

Eric H. Wietsma Age: 47	President	Since 2008	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	92
	Vice President	(2006- 2008)

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

119

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2013, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
RetireSMART Conservative Fund	18.78%
RetireSMART Moderate Fund	34.01%
RetireSMART Moderate Growth Fund	48.02%
RetireSMART Growth Fund	75.99%
RetireSMART In Retirement Fund	27.26%
RetireSMART 2010 Fund	39.33%
RetireSMART 2015 Fund	19.16%
RetireSMART 2020 Fund	88.95%
RetireSMART 2025 Fund	38.11%
RetireSMART 2030 Fund	95.08%
RetireSMART 2035 Fund	61.69%
RetireSMART 2040 Fund	93.28%
RetireSMART 2045 Fund	70.17%
RetireSMART 2050 Fund	64.02%
RetireSMART 2055 Fund	90.29%

For the year ended December 31, 2013, the following Fund(s) earned the following foreign sources of income:

Amount
RetireSMART Conservative Fund	$320,259
RetireSMART Moderate Fund	1,215,907
RetireSMART Moderate Growth Fund	1,400,749
RetireSMART Growth Fund	481,755
RetireSMART In Retirement Fund	152,724
RetireSMART 2010 Fund	265,673
RetireSMART 2015 Fund	56,164
RetireSMART 2020 Fund	1,559,310
RetireSMART 2025 Fund	96,558
RetireSMART 2030 Fund	1,720,082
RetireSMART 2035 Fund	87,050
RetireSMART 2040 Fund	1,154,000
RetireSMART 2045 Fund	46,687
RetireSMART 2050 Fund	362,260
RetireSMART 2055 Fund	3,849

120

Federal Tax Information (Unaudited) (Continued)

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2013:

Qualified Dividend Income
RetireSMART Conservative Fund	1,699,298
RetireSMART Moderate Fund	7,006,568
RetireSMART Moderate Growth Fund	8,166,438
RetireSMART Growth Fund	2,967,198
RetireSMART In Retirement Fund	806,437
RetireSMART 2010 Fund	1,366,060
RetireSMART 2015 Fund	317,343
RetireSMART 2020 Fund	7,654,482
RetireSMART 2025 Fund	579,559
RetireSMART 2030 Fund	7,710,286
RetireSMART 2035 Fund	544,149
RetireSMART 2040 Fund	5,629,139
RetireSMART 2045 Fund	301,472
RetireSMART 2050 Fund	2,262,677
RetireSMART 2055 Fund	25,419

121

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in August 2013, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust or MassMutual (the “Independent Trustees”), approved the advisory agreement for one new series of the Trust, the RetireSMART 2055 Fund (the “New Fund”), subject to approval by the shareholders of the New Fund of the advisory agreement. In preparation for the meeting, the Trustees requested, and MassMutual provided in advance, certain materials relevant to the consideration of the advisory agreement (the “Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing and approving the advisory agreement, the Trustees considered the Materials and information discussed with representatives of MassMutual at the meeting relating to MassMutual and the nature, scope, and quality of services MassMutual would provide to the New Fund. The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the New Fund including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the New Fund; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the New Fund; (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the New Fund and the needs of the New Fund for administrative and shareholder services; and (v) the proposed advisory fee for the New Fund and comparative information regarding fees paid by peer funds.

The Trustees also reviewed and considered information included in the Materials, or discussed at the meeting, concerning possible economies of scale and potential profitability of MassMutual’s advisory relationship with the New Fund. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the New Fund and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the New Fund.

Prior to the votes being taken to approve the advisory agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of the contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the advisory agreement, including the anticipated level of MassMutual’s oversight of the New Fund; (ii) MassMutual’s projected level of profitability from its relationship with the New Fund was not excessive and the advisory fee amount under the advisory agreement and the New Fund’s total expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of MassMutual would be well suited to the New Fund given its investment objective and

122

Other Information (Unaudited) (Continued)

policies; and (iv) the terms of the advisory agreement were fair and reasonable with respect to the New Fund and were in the best interests of the New Fund’s shareholders.

The advisory agreement became effective on September 16, 2013.

At their meeting in November 2013, the Contract Committee (the “Committee”) and the Trustees, including the Independent Trustees, reviewed and approved a proposal to eliminate the management fee for each Fund. In arriving at their decision, the Trustees considered materials provided by MassMutual, including revised profitability schedules for each Fund.

The amendments to the management agreements for each Fund are expected to become effective on April 1, 2014.

123

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2013

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2013:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2013.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART Conservative Fund
Class S	$1,000	0.16%	$1,053.50	$0.84	$1,024.70	$0.83
Class Y	1,000	0.19%	1,053.50	0.99	1,024.50	0.98
Class L	1,000	0.28%	1,053.90	1.47	1,024.10	1.44
Class A	1,000	0.53%	1,051.90	2.77	1,022.80	2.73
RetireSMART Moderate Fund
Class S	1,000	0.17%	1,099.50	0.91	1,024.60	0.88
Class Y	1,000	0.21%	1,099.20	1.12	1,024.40	1.08
Class L	1,000	0.29%	1,098.40	1.55	1,024.00	1.50
Class A	1,000	0.54%	1,097.20	2.89	1,022.70	2.78

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART Moderate Growth Fund
Class S	$1,000	0.20%	$1,139.60	$1.09	$1,024.50	$1.03
Class Y	1,000	0.23%	1,139.90	1.25	1,024.30	1.19
Class L	1,000	0.31%	1,139.00	1.69	1,023.90	1.60
Class A	1,000	0.57%	1,137.90	3.10	1,022.60	2.94
RetireSMART Growth Fund
Class S	1,000	0.19%	1,160.70	1.05	1,024.50	0.98
Class Y	1,000	0.23%	1,160.70	1.27	1,024.30	1.19
Class L	1,000	0.31%	1,159.90	1.71	1,023.90	1.60
Class A	1,000	0.56%	1,158.50	3.08	1,022.60	2.89
RetireSMART In Retirement Fund
Class S	1,000	0.26%	1,059.10	1.36	1,024.20	1.34
Class Y	1,000	0.33%	1,058.20	1.73	1,023.80	1.70
Class L	1,000	0.43%	1,057.30	2.25	1,023.30	2.22
Class A	1,000	0.68%	1,056.00	3.56	1,022.00	3.50
Class N	1,000	0.98%	1,054.20	5.13	1,020.50	5.05
RetireSMART 2010 Fund
Class S	1,000	0.26%	1,077.70	1.38	1,024.20	1.34
Class Y	1,000	0.35%	1,076.70	1.85	1,023.70	1.80
Class L	1,000	0.45%	1,076.10	2.38	1,023.20	2.32
Class A	1,000	0.70%	1,075.90	3.70	1,021.90	3.61
Class N	1,000	1.00%	1,073.20	5.28	1,020.40	5.15
RetireSMART 2015 Fund
Class S	1,000	0.23%	1,094.90	1.23	1,024.30	1.19
Class Y	1,000	0.28%	1,094.70	1.49	1,024.10	1.44
Class L	1,000	0.38%	1,093.70	2.03	1,023.50	1.96
Class A	1,000	0.63%	1,092.90	3.36	1,022.30	3.25
RetireSMART 2020 Fund
Class S	1,000	0.23%	1,115.80	1.24	1,024.30	1.19
Class Y	1,000	0.32%	1,115.50	1.72	1,023.80	1.65
Class L	1,000	0.42%	1,114.30	2.26	1,023.30	2.17
Class A	1,000	0.67%	1,113.20	3.61	1,022.10	3.45
Class N	1,000	0.97%	1,110.60	5.22	1,020.50	4.99
RetireSMART 2025 Fund
Class S	1,000	0.23%	1,130.50	1.25	1,024.30	1.19
Class Y	1,000	0.28%	1,130.10	1.52	1,024.10	1.44
Class L	1,000	0.38%	1,128.80	2.06	1,023.50	1.96
Class A	1,000	0.63%	1,128.50	3.42	1,022.30	3.25
RetireSMART 2030 Fund
Class S	1,000	0.24%	1,139.00	1.31	1,024.30	1.24
Class Y	1,000	0.33%	1,138.30	1.80	1,023.80	1.70
Class L	1,000	0.43%	1,138.80	2.34	1,023.30	2.22
Class A	1,000	0.68%	1,136.40	3.70	1,022.00	3.50
Class N	1,000	0.98%	1,135.50	5.33	1,020.50	5.05
RetireSMART 2035 Fund
Class S	1,000	0.23%	1,144.60	1.26	1,024.30	1.19
Class Y	1,000	0.28%	1,144.20	1.53	1,024.10	1.44
Class L	1,000	0.38%	1,143.80	2.08	1,023.50	1.96
Class A	1,000	0.63%	1,142.50	3.44	1,022.30	3.25

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Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
RetireSMART 2040 Fund
Class S	$1,000	0.24%	$1,147.00	$1.31	$1,024.30	$1.24
Class Y	1,000	0.33%	1,145.80	1.80	1,023.80	1.70
Class L	1,000	0.43%	1,145.30	2.35	1,023.30	2.22
Class A	1,000	0.68%	1,143.60	3.71	1,022.00	3.50
Class N	1,000	0.98%	1,142.10	5.35	1,020.50	5.05
RetireSMART 2045 Fund
Class S	1,000	0.23%	1,157.30	1.26	1,024.30	1.19
Class Y	1,000	0.28%	1,156.90	1.54	1,024.10	1.44
Class L	1,000	0.38%	1,156.50	2.09	1,023.50	1.96
Class A	1,000	0.63%	1,154.90	3.46	1,022.30	3.25
RetireSMART 2050 Fund
Class S	1,000	0.23%	1,157.90	1.26	1,024.30	1.19
Class Y	1,000	0.28%	1,157.40	1.54	1,024.10	1.44
Class L	1,000	0.38%	1,156.30	2.09	1,023.50	1.96
Class A	1,000	0.63%	1,154.90	3.46	1,022.30	3.25
Class N	1,000	0.93%	1,154.40	5.11	1,020.70	4.79
RetireSMART 2055 Fund **
Class S	1,000	0.23%	1,075.60	0.69	1,013.90	0.67
Class Y	1,000	0.28%	1,075.80	0.84	1,013.70	0.82
Class L	1,000	0.38%	1,075.50	1.15	1,013.40	1.11
Class A	1,000	0.63%	1,074.70	1.90	1,012.70	1.84

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2013, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
**	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund on September 17, 2013, through December 31, 2013, multiplied by the number of days in the inception period divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio for the six months ended December 31, 2013, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

126

Distributor MML Distributors, LLC 1295 State Street Springfield, MA 01111-0001 March 1, 2014

© 2014 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services
is a division] and its affiliated companies and sales representatives.	L4543 214 RS-33427-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for MassMutual Select BlackRock Global Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are.”

December 31, 2013

Stocks in 2013: Strong performance and record highs

I am pleased to present you with the MassMutual Select BlackRock Global Allocation Fund Annual Report, covering the year ended December 31, 2013. Investors drove U.S. stocks to their strongest annual performance since 1995, navigating political battles over the federal budget and U.S. debt ceiling and finding optimism in general economic improvement here and abroad, stronger corporate earnings, and the continuation of the Federal Reserve’s Quantitative Easing stimulus program. Many of the most widely followed U.S. stock indexes reached new highs in 2013, but domestic bonds – other than high-yield bonds – struggled, turning negative for the first year since 1999. Foreign stocks of developed markets also rewarded investors, with Japanese stocks rising sharply. In a turnabout from the general trend, stocks from emerging markets struggled.

After a strong year for stocks like 2013, MassMutual believes it is prudent to remind retirement investors to maintain perspective and have realistic expectations about the future performance of their investment accounts. Remember, the financial markets go up and down – and it is nearly impossible to predict their future direction. But while you cannot control the direction of the markets, adhering to certain investment guidelines, such as the ones below, can help you throughout the retirement planning process.

Investment guidelines to keep in mind

Keep your eye on the future and stay current with your long-term plan

One of the most important aspects of retirement planning is identifying your long-term financial goals. While much will happen over the course of your career, keeping your eye on your long-term income needs is one of the best ways to help yourself reach your objectives.

Diversify your retirement investing strategy

One of the greatest advantages you have when you diversify your investment choices among different stock, bond, and short-term/money market investments is that these three distinct investment types tend to behave differently under various economic conditions. Diversifying your retirement strategy allows you to participate in the performance of different investments while helping manage your portfolio’s overall exposure to any one or two investment types.*

A financial professional can help you along the way

If you work with a financial professional, this may be an excellent time to consult him or her so that together, you can monitor and evaluate your personal retirement investment strategy. He or she can help you consider, for example, whether or not you should rebalance your portfolio in view of stocks’ sizable 2013 gains. (Rebalancing is a way to help you ensure that one or more strong-performing asset classes do not occupy a larger portion of your portfolio than you intended.) Your financial professional can also help you identify any other adjustments that you may need to make based on your evolving, long-term financial objectives.

Save as much as you can

In retirement planning, as in life itself, there are so many things you cannot control. But you can control how often and how much you save. Contributing regularly and as much as you can to your retirement strategy, and increasing those contributions as you are able, may play an important role in helping you to keep your investment goals on track, regardless of how the financial markets perform.*

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels

(Continued)

1

MassMutual Select BlackRock Global Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” Our customers matter most to us, and our primary focus is to help you take the necessary steps to plan appropriately for your retirement – one that you aspire to enjoy on your terms. The calendar page turning from one year to the next can be a good time for you to assess your financial situation, focus on your strategy for the future, and meet with your financial professional, if you work with one. Whatever decisions you make with regard to your personal retirement plan, MassMutual believes you are wise to maintain a strategy that is suited to how comfortable you are with the markets’ ups and downs, how long you have to save and invest, and what your specific financial goals are. Thank you for putting your trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited)

December 31, 2013

Stock investors flourish amid central bank support

Investors drove many U.S. stock indexes to record highs in 2013 – and domestic bonds had a negative year for the first time since 1999 – in an environment that featured the continuation of the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”) and brought multiple political standoffs over fiscal legislation, a partial government shutdown, improvement in economic indicators in the U.S., and varying degrees of economic and market strength in Europe and the Far East.

The Fed continued its ongoing effort to foster an environment accommodative to economic growth. The central bank helped keep short-term interest rates at historically low levels by maintaining the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed’s QE purchases of mortgage-backed securities and longer-dated Treasuries totaled $85 billion per month, which helped support the prices of bonds by helping keep demand high for much of the year and contributed to the positive environment for stocks.

The Fed kept QE in full force for the entire year and spurred considerable disruption in both the stock and bond markets when Fed Chairman Bernanke appeared before Congress on May 22 and indicated that the central bank was considering some near-term “tapering” or reduction of its bond purchases. The Fed’s policy announcement on September 18 offered a positive surprise to markets by indicating there would be no imminent changes to QE, as most observers had anticipated the implementation of at least a token decrease in the Fed’s monthly purchases. A market-moving event occurred on December 18, when the Fed unveiled its decision to reduce the monthly bond purchases in QE from $85 billion to $75 billion starting in January 2014. Although improving economic conditions had put the possibility of tapering QE on the front burner once again, many observers expected the central bank to postpone the move, as it had in September. The Fed’s proposed cutback of $10 billion per month was near the low end of expectations for the initial reduction, which helped soften the blow. The Fed also reiterated that short-term rates would remain at current levels, saying the central bank won’t raise short-term rates until well past the time that the unemployment rate declines below 6.5%. The Fed’s December 18 statement indicated Fed officials expect short-term rates to be lower than 1% through the end of 2015, which brought some clarity to the Fed’s near-term plans, and investors drove up stocks in response.

Oil started 2013 at nearly $92 per barrel, dipped to less than $85 in April, crested above $110 in early September, and closed the year at about $98. Gas prices rose substantially in the first quarter of 2013, but declined throughout the fourth quarter of 2013, giving consumers some relief at the pumps at the end of the year. The average price moved in a range between approximately $3.55 and $3.75 per gallon for much of the second and third quarters before dropping to around $3.40 by the end of the year. Gold lost much of its luster with investors who sought the higher returns generated by equities and other investments in the positive market environment. The precious metal led off the year at around $1,657 per ounce, headed downward until early July, staged a summer rally that lost steam as the third quarter drew to a close, and finished the year lower at $1,205.

Market performance

Equity markets rewarded investors substantially in 2013, with U.S. stocks showcasing their best performance since 1995. The NASDAQ Composite® Index, the major technology stock benchmark, returned 40.12% for the year and was the leader among U.S. broad-market indexes. The Russell 2000® Index, representing small-capitalization stocks, finished the year near the top of the pile with a 38.82% increase. The S&P 500® Index of large-capitalization U.S. stocks posted a 32.39% advance, while the blue-chip Dow Jones Industrial AverageSM rose 29.65%. The Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (EAFE®) Index, a barometer for foreign stocks in developed markets, gained 22.78%, benefiting from the strong performance of Japanese stocks, which rose 57% and had their best performance in 40 years. Stocks from developing economies did not fare as well, and the MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, lost 2.60% during 2013.

Bonds largely struggled during the 12 months, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, declining 2.02%. The yield of the 10-year U.S. Treasury note advanced (and its price declined) over the course of the year from 1.83% to 3.02%, taking a very choppy route to make the climb, as wary investors sold notes in reaction to signals from the Fed about the reduction of QE. The yield of the 10-year note is a key benchmark in determining mortgage rates, and its advance caused a slowdown in mortgage sales. Conversely, unrelenting low shorter-term interest rates

3

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

continued to take their toll, with shorter-term debt investments barely managing to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.37%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.05%. Fixed-income investors sought the higher returns offered by high-yield bonds, which helped the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, advance 7.44% for the year.*

First quarter 2013: stocks outperform bonds to start the year

Congressional votes to secure passage of a deal to avert the “fiscal cliff” were confirmed late on January 1, 2013. (The fiscal cliff was a large reduction of the federal budget deficit through significant tax increases and spending cuts, which were scheduled to become effective on January 1, 2013, unless Congress could strike an alternate plan.) In February, equity investors focused on the specter of sequestration – the automatic, across-the-board series of spending cuts to government agencies set to go into effect March 1, 2013. Ultimately, in March, Congress passed a stopgap spending bill to keep the federal government running through September 2013. Also in March, the Department of Labor reported that the U.S. unemployment rate fell to its lowest level since December 2008, and the Fed continued its commitment to keep the federal funds rate between 0% and 0.25% – announcing at the same time that it would maintain QE.

U.S. and foreign stocks rose in the first quarter of 2013, outperforming their fixed-income counterparts. Treasury yields traded in a relatively narrow range until mid-March, when they spiked higher on growing optimism about the U.S. economy. (Bond prices move in the opposite direction to interest rates [or yields]; when yields rise, the prices of existing bonds fall – and vice versa.)

Overseas, the Japanese Cabinet approved a ¥20 trillion (yen) ($224 billion) stimulus package in January 2013, which was expected to create 600,000 jobs and help repair tsunami-ravaged coastland. Evidence of a possible slowdown in China caused concern over the world’s second-largest economy, but Chinese lending reached a two-year high and aggregate financing increased substantially, which indicated improving conditions. In March, banks in Cyprus, experiencing hard times because of their investments in Greek sovereign debt, took a $10 billion bailout from the European Union and the International Monetary Fund to resolve the country’s banking crisis – although the deal restricted Cyprus’s financial industry and limited its status as an offshore tax haven.

Second quarter 2013: prospect of Fed tapering gives investors pause

While stock prices advanced during April and much of May, they gave up a significant portion of those gains following Ben Bernanke’s May 22 remarks to Congress about tapering QE. The Fed chairman stated that the central bank might begin tapering bond purchases in its QE program later in 2013 if warranted by U.S. economic data. Despite the jitters this announcement sent through the markets, U.S. stocks ultimately managed to move higher during the second quarter.

Interest rates rose in the wake of Bernanke’s QE comments when investors sold bonds on the belief that demand would decline if the Fed were to stop its bond purchases, and ensuing price declines drove interest rates higher. Interestingly, concern about the end of QE gave new life to investors’ “bad news is good news” response to economic data. For example, the Commerce Department’s third and final estimate of first-quarter economic growth, released on June 26, came in at 1.8%, well below the previous estimate of 2.4%. Under normal circumstances, weaker-than-expected economic growth would tend to drive down stock prices. However, the news helped shares advance, as investors were hopeful that the disappointing data might convince the Fed to continue with QE for a while longer.

Also weighing on U.S. stocks late in the period was a swoon in Japanese equity prices. Japan’s stock market had been on a tear since mid-November 2012, and when the Bank of Japan announced a massive QE program of its own in April, the rally in that nation’s stocks accelerated, only to reverse sharply along with U.S. shares following Bernanke’s congressional testimony. Emerging markets, including Brazil and China, struggled with lackluster economic growth.

Third quarter 2013: stocks on top; Fed comes to the rescue

U.S. stocks posted strong returns in the third quarter of 2013. Share prices moved higher in July, but backed off in August, as investors remained uncertain of the Fed’s tapering timetable. Disappointing quarterly news from companies regarded as bellwethers for the broader economy, including Wal-Mart Stores and Cisco Systems, weighed on the market in August, as did the growing likelihood of U.S. military strikes in Syria in retaliation for the Assad regime’s alleged use of chemical weapons there.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

4

MassMutual Select BlackRock Global Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

Stocks rebounded again in September in the midst of talk of a possible diplomatic solution to the crisis in Syria. The market also got a lift from news that former U.S. Treasury Secretary Larry Summers was withdrawing from consideration as a possible replacement for Fed Chairman Bernanke, who would step down in January 2014. Summers’ decision cleared the field for Fed Vice Chair Janet Yellen, a stronger proponent of QE. President Obama ultimately nominated Yellen for the post in early October.

On the heels of the big boost stocks and bonds got from the Fed’s September 18 announcement that QE would continue, the final week of the quarter brought stock-price declines attributable to investor concerns about two looming issues. The first was a federal government shutdown that ultimately came to pass on October 1 due to Congress’s inability to reach a funding agreement prior to the September 30 deadline, and the second was a political stalemate over the U.S. debt ceiling, which needed resolution by mid-October to prevent a default.

Fourth quarter 2013: stocks power ahead through government shutdown, possible Fed tapering

Investors largely stood their ground through the political fiscal wrangling and potential Fed actions, and U.S. stocks notched impressive gains in the fourth quarter of 2013 to cap a banner year that saw most of the popular equity benchmarks record a series of new all-time highs.

Sixteen days into the shutdown, Congress finally approved a measure on October 16 that provided funding for the government until mid-January, along with a temporary extension of the U.S. debt ceiling until February 7, 2014. President Obama signed the bill into law in the early hours of October 17, and most federal workers returned to work that same day. The move alleviated fears that the nation would not pay its bills and ended the shutdown, which had been in effect since October 1. The stock market responded with strong gains during the month of October, and the momentum carried over into November, bolstered by upward revisions to economic growth figures, improved consumer confidence, and a reduction in a key interest rate by the European Central Bank, which also sent European equities higher.

In December, equities rose, but the results did not come easily. The major equity market indexes experienced losses in the first two weeks of the month, reflecting investor concerns that the market might be overpriced and lingering questions about the Fed’s timeline for the tapering of QE. In fact, the S&P 500’s decline of 1.6% in the second week of December was its worst weekly performance since August. Sentiment improved in the third week of the month, as the market received clear communication from the Fed of its plans to reduce its bond purchases and, more importantly, its commitment to keep short-term rates very low as it does so.

Stocks in the U.S. also rose during the latter part of December following the passage of a two-year budget agreement that appeared to reduce the risk of another government shutdown, which represented a welcome departure from the political brinksmanship that has characterized most Congressional budget debates over the past few years. A sizable upward revision in the government’s December 20 release of estimated third-quarter economic growth to a healthy 4.1% from 3.6% was another positive catalyst.

As 2013 transitioned into 2014, stock investors focused on the factors likely to impact the markets in the year ahead, with the imminent reduction of QE at the top of the list. As we prepared this report in early January 2014, the Senate confirmed Janet L. Yellen as the first woman to lead the Federal Reserve. Ms. Yellen will succeed outgoing Chairman Ben Bernanke on February 1, 2014, coming in at a time when the Fed is looking to balance economic growth with the tapering of QE. Investors will also keep an eye out for improving economic growth here and abroad to help create a favorable environment for stocks and bonds. We believe these important issues and numerous others will come into play as investors navigate the world’s financial markets in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/14 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Select BlackRock Global Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on the percentage of assets the Fund can invest in a particular type of security. The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers, and without geographic or market capitalization limits. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended December 31, 2013?

The Fund’s Class S shares returned 14.65%, significantly underperforming 24.67% return of the Financial Times Stock Exchange (FTSE) World Index (the “benchmark”), a broad-based capitalization-weighted index comprising 2,432 equities from 35 countries in four regions, including the United States, but outperforming the -4.00% return of the Citigroup World Government Bond Index, a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets. The Fund also outpaced the 13.67% return of the Custom Global Allocation Index, which comprises the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies; the FTSE World Index (ex-U.S.), an unmanaged capitalization-weighted index comprising 1,817 companies in 34 countries, excluding the United States; the BofA Merrill Lynch Current 5-Year U.S. Treasury Index, an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond; and the Citigroup Non-USD World Government Bond Index, a widely recognized, unmanaged market- capitalization-weighted index of debt securities of major foreign government bond markets excluding the U.S. The weightings of the component indexes are 36%, 24%, 24%, and 16%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2013, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund is managed to be highly diversified and invests across multiple asset classes, regions, sectors, currencies, and individual securities, so the performance of any individual security is not intended to have a particularly significant impact on the Fund’s overall return. Given the diversified composition of the Fund, the discussion below reflects the general themes impacting Fund performance during the year.

Stock selection and an overweight position, relative to the benchmark, in materials (primarily led by gold-related securities) – and stock selection and an underweight stake in the United States detracted from the Fund’s performance within the equity segment of the Fund in 2013. Conversely, an overweight position and stock selection in Japan and Europe, and an underweight stake and stock selection in Hong Kong contributed to performance for the year. In individual sectors, stock selection in the information technology, industrials, energy, and telecommunications services sectors benefited performance, as did an underweight stake in consumer staples and an overweight position in health care.

From a broader asset allocation perspective, an underweight position in fixed-income securities contributed to the Fund’s performance over the year. Within the fixed-income segment of the Fund, an overweight position in convertible and corporate bonds positively impacted performance, whereas an overweight allocation to Brazilian government bonds detracted. From a currency perspective, an underweight allocation to both the Japanese yen and the Australian dollar was beneficial for performance.

Over the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep the Fund’s overall duration (sensitivity to interest rates) relatively low, although the Fund’s overweight position in cash during the year did dampen results in the strong environment for equities.

The Fund uses derivatives – which may include options, futures, indexed securities, inverse securities, swaps, and forward contracts – both to seek to increase the return of the Fund and to hedge (or protect) the value of the assets against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. The use of options, futures, indexed securities, inverse securities, swaps, and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets and the Fund will not engage in certain strategies that are considered highly risky and speculative. Overall, the Fund’s use of derivatives was beneficial to returns in 2013.

6

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Although we do not expect equity markets to repeat their especially strong 2013 performance, we believe relative valuations are likely to remain in favor of equities over fixed income in 2014. As 2014 began, the Fund remained well diversified with positioning across all of the Fund’s investment types, reflecting our outlook for the immediate future and in consideration of our concern that the Federal Reserve’s tapering of its asset purchases will increase interest rates and equity market volatility.

MassMutual Select BlackRock Global Allocation Fund Portfolio Characteristics (% of Net Assets) on 12/31/13

Equities	67.8%
Bonds & Notes	20.1%
Mutual Funds	1.2%
Purchased Options	0.5%
Warrants	0.0%

Total Long-Term Investments	89.6%
Short-Term Investments and Other Assets and Liabilities	10.4%

Net Assets	100.0%

MassMutual Select BlackRock Global Allocation Fund Largest Holdings (% of Net Assets) on 12/31/13

U.S. Treasury Note 1.250% 10/31/18	1.2%
United Kingdom Gilt 1.250% 7/22/18	1.1%
Google, Inc. Class A	1.0%
Republic of Germany 4.250% 7/04/17	1.0%
General Electric Co.	0.9%
MasterCard, Inc. Class A	0.8%
U.S. Treasury Note 1.000% 5/31/18	0.8%
U.S. Treasury Note 1.375% 7/31/18	0.8%
Bundesrepublik Deutschland 3.500% 7/04/19	0.8%
Pfizer, Inc.	0.7%

9.1%

7

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Select BlackRock Global Allocation Fund Country Weightings (% of Net Assets) on 12/31/13

United States	46.2%
Japan	8.8%
United Kingdom	6.3%
Germany	4.2%
France	3.8%
Switzerland	2.4%
Netherlands	2.1%
Canada	2.1%
Australia	1.8%
Brazil	1.5%
Italy	1.3%
Republic of Korea	1.1%
Ireland	0.8%
Singapore	0.8%
Cayman Islands	0.7%
Hong Kong	0.6%
United Arab Emirates	0.5%
Malaysia	0.5%
Sweden	0.4%
Bermuda	0.4%
Netherlands Antilles	0.3%
Luxembourg	0.3%
Mexico	0.3%
Norway	0.3%
Spain	0.3%
Chile	0.2%
Belgium	0.2%
Channel Islands	0.2%
India	0.2%
Taiwan	0.2%
China	0.1%
Russia	0.1%
Thailand	0.1%
Kazakhstan	0.1%
Marshall Islands	0.1%
Denmark	0.1%
South Africa	0.1%
Portugal	0.1%
Finland	0.0%
Indonesia	0.0%
British Virgin Islands	0.0%
Austria	0.0%
Colombia	0.0%
Israel	0.0%
Argentina	0.0%

Total Long-Term Investments	89.6%
Short-Term Investments and Other Assets and Liabilities	10.4%

Net Assets	100.0%

8

MassMutual Select BlackRock Global Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Select BlackRock Global Allocation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index.

TOTAL RETURN	One Year 1/1/13 - 12/31/13	Since Inception Average Annual 12/1/09 - 12/31/13
Class S	14.65%	7.03%
Class A	14.13%	6.51%
Class A (sales load deducted)*	7.57%	4.98%
Class Y	14.48%	6.94%
Class L	14.36%	6.85%
FTSE World Index#	24.67%	11.65%
Citigroup World Government Bond Index	-4.00%	0.88%
Custom Global Allocation Index	13.67%	8.67%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the FTSE World Index, the Citigroup World Government Bond Index, and the Custom Global Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these consolidated financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

9

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments

December 31, 2013

	Number of Shares	Value
EQUITIES — 67.8%

COMMON STOCK — 66.0%
Basic Materials — 4.5%
Chemicals — 2.1%
Agrium, Inc.	10,679	$976,916
Akzo Nobel NV	13,872	1,076,305
Arkema	7,396	866,275
Asahi Kasei Corp.	71,000	556,487
CF Industries Holdings, Inc.	491	114,423
China BlueChemical Ltd.	235,700	148,822
Eastman Chemical Co.	1,600	129,120
FMC Corp.	15,619	1,178,610
Hitachi Chemical Co. Ltd.	35,700	569,814
JSR Corp.	38,900	754,280
Koninklijke DSM NV	12,674	998,881
Lanxess AG	5,197	347,201
Linde AG	4,365	914,193
Nitto Denko Corp.	16,400	694,282
PPG Industries, Inc.	902	171,073
PTT Global Chemical PCL	53,060	127,564
Shin-Etsu Chemical Co. Ltd.	22,088	1,291,557
Sigma-Aldrich Corp.	1,315	123,623
Syngenta AG	5,031	2,005,541
Ube Industries Ltd.	156,600	335,251

		13,380,218

Forest Products & Paper — 0.0%
International Paper Co.	2,503	122,722

Iron & Steel — 0.2%
Fortescue Metals Group Ltd.	210,415	1,098,012

Machinery – Construction & Mining — 0.4%
Rio Tinto PLC	50,632	2,857,139

Mining — 1.8%
Anglo Platinum Ltd. (a)	1	38
Antofagasta PLC	110,110	1,510,804
BHP Billiton Ltd.	5,320	180,923
BHP Billiton PLC	75,750	2,348,676
Boliden AB	19,861	305,384
Cameco Corp.	33,673	699,388
Eldorado Gold Corp.	96,304	546,682
First Quantum Minerals Ltd.	42,330	762,717
Freeport-McMoRan Copper & Gold, Inc.	46,273	1,746,343
Goldcorp, Inc.	73,471	1,592,117
Platinum Group Metals Ltd. (a)	310,967	371,784
Polyus Gold International Ltd. GDR (Russia)	39,636	131,006
Silver Wheaton Corp.	23,636	477,211
Southern Copper Corp.	12,728	365,421
Teck Resources Ltd. Class B	26,399	686,638

		11,725,132

		29,183,223

	Number of Shares	Value
Communications — 6.2%
Internet — 1.7%
Amazon.com, Inc. (a)	2,123	$846,631
eBay, Inc. (a)	23,829	1,307,974
Google, Inc. Class A (a)	5,819	6,521,411
SINA Corp. (a)	8,906	750,331
Symantec Corp.	4,190	98,800
TIBCO Software, Inc. (a)	42,817	962,526
Twitter, Inc. (a)	6,817	433,902

		10,921,575

Media — 1.2%
Charter Communications, Inc. Class A (a)	4,739	648,106
Comcast Corp. Class A	43,118	2,240,627
DISH Network Corp. Class A (a)	2,876	166,578
Grupo Televisa SAB	55,900	336,517
Liberty Media Corp. Class A (a)	8,303	1,215,974
Mediaset SpA (a)	116,647	563,414
Rogers Communications, Inc. Class B	7,321	331,275
RTL Group (a)	6,553	846,899
Shaw Communications, Inc.	32,152	782,423
Time Warner Cable, Inc.	1,022	138,481
Viacom, Inc. Class B	1,325	115,726
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	51,057	379,457

		7,765,477

Telecommunications — 3.3%
Amdocs Ltd.	2,789	115,018
America Movil SAB de C.V. Sponsored ADR (Mexico)	15,088	352,607
Axiata Group	356,812	751,524
BT Group PLC	163,868	1,031,773
Cisco Systems, Inc.	106,211	2,384,437
Crown Castle International Corp. (a)	9,615	706,029
Deutsche Telekom AG	84,130	1,438,892
Ei Towers SpA	2,316	106,832
Far EasTone Telecommunications Co. Ltd.	138,087	303,780
Harris Corp.	1,667	116,373
KDDI Corp.	27,300	1,683,716
Koninklijke KPN NV (a)	134,796	436,052
KT Corp. Sponsored ADR (Republic of Korea) (a)	10,966	163,064
Motorola Solutions, Inc.	1,773	119,678
Nippon Telegraph & Telephone Corp.	8,770	472,057
QUALCOMM, Inc.	44,131	3,276,727
Singapore Telecommunications Ltd.	300,228	872,644
Swisscom AG	932	492,850
Taiwan Mobile Co. Ltd.	98,000	316,803

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
TDC A/S	41,050	$398,264
Telecom Italia SpA	538,363	535,729
Telecom Italia SpA- RSP	54,481	42,783
Telefonica Deutschland Holding AG	45,374	375,142
Telefonica SA	33,839	552,408
Telefonica SA Sponsored ADR (Spain)	10,697	174,789
Telekom Malaysia	205,924	348,947
Verizon Communications, Inc.	42,172	2,072,332
Vodafone Group PLC	229,518	902,253
Vodafone Group PLC Sponsored ADR (United Kingdom)	28,975	1,139,007

		21,682,510

		40,369,562

Consumer, Cyclical — 7.3%
Airlines — 0.2%
Japan Airlines Co. Ltd.	20,500	1,011,417

Auto Manufacturers — 2.7%
Bayerische Motoren Werke AG	8,309	974,427
Daihatsu Motor Co. Ltd.	9,550	161,999
Dongfeng Motor Group Co. Ltd. Class H	97,500	152,964
Fiat Industrial SpA (b)	176,277	2,013,173
Ford Motor Co.	113,354	1,749,052
Fuji Heavy Industries Ltd.	117,630	3,379,027
General Motors Co. (a)	58,079	2,373,694
Hino Motors Ltd.	23,000	362,483
Honda Motor Co. Ltd.	40,960	1,689,305
Hyundai Motor Co.	3,647	826,250
Paccar, Inc.	10,112	598,327
Renault SA	4,292	346,525
Suzuki Motor Corp.	72,837	1,961,897
Toyota Motor Corp.	18,000	1,095,344
Yulon Motor Co. Ltd.	150,000	271,982

		17,956,449

Automotive & Parts — 1.4%
Aisin Seiki Co. Ltd.	19,240	782,932
BorgWarner, Inc.	10,597	592,478
Bridgestone Corp.	35,800	1,357,193
Cheng Shin Rubber Industry Co. Ltd.	127,211	333,176
Cie Generale des Etablissements Michelin Class B	3,306	352,798
Delphi Automotive PLC	9,177	551,813
Denso Corp.	25,270	1,336,100
Futaba Industrial Co. Ltd. (a)	21,010	80,940
Hyundai Wia Corp.	719	129,625
Johnson Controls, Inc.	16,469	844,860
Lear Corp.	1,818	147,204
Sumitomo Electric Industries Ltd.	41,200	688,499
Toyota Industries Corp.	30,521	1,379,468
TRW Automotive Holdings Corp. (a)	7,986	594,079

		9,171,165

	Number of Shares	Value
Distribution & Wholesale — 0.9%
Fastenal Co.	25,146	$1,194,686
Mitsubishi Corp.	69,720	1,338,122
Mitsui & Co. Ltd.	196,852	2,744,970
Sumitomo Corp.	56,900	715,707

		5,993,485

Entertainment — 0.1%
Delta Topco Ltd. (b)	800,425	469,299
International Game Technology	8,320	151,091
Manchester United PLC Class A (a)	19,011	295,241

		915,631

Home Builders — 0.3%
Barratt Developments PLC	128,648	744,157
MRV Engenharia e Participacoes SA	84,760	303,059
Taylor Wimpey PLC	387,702	718,759

		1,765,975

Home Furnishing — 0.0%
Electrolux AB Class B	5,939	156,352

Lodging — 0.2%
Extended Stay America, Inc. (a)	8,500	223,210
Hilton Worldwide Holdings, Inc. (a)	30,600	680,850
Wyndham Worldwide Corp.	1,700	125,273

		1,029,333

Retail — 1.2%
American Eagle Outfitters, Inc.	11,940	171,936
Coach, Inc.	24,679	1,385,232
CVS Caremark Corp.	6,488	464,346
Macy’s, Inc.	1,900	101,460
McDonald’s Corp.	16,525	1,603,421
Nitori Holdings Co. Ltd.	7,300	692,245
Ross Stores, Inc.	1,200	89,916
Ryohin Keikaku Co. Ltd.	4,900	529,878
Wal-Mart Stores, Inc.	17,372	1,367,003
Williams-Sonoma, Inc.	6,594	384,298
Yamada Denki Co. Ltd.	231,500	757,489
Zhongsheng Group Holdings Ltd.	213,850	295,312

		7,842,536

Textiles — 0.1%
Guinness Peat Group PLC (a)	111,362	53,970
Kuraray Co. Ltd.	61,010	727,887

		781,857

Toys, Games & Hobbies — 0.2%
Mattel, Inc.	15,767	750,194
Nintendo Co. Ltd.	4,800	641,843

		1,392,037

		48,016,237

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 14.2%
Agriculture — 0.1%
Chaoda Modern Agriculture Holdings Ltd. (a) (b)	1,265,139	$145,491
SLC Agricola SA	25,087	216,900

		362,391

Beverages — 1.1%
The Coca-Cola Co.	77,787	3,213,381
Constellation Brands, Inc. Class A (a)	1,646	115,846
Diageo PLC	5,913	195,314
Diageo PLC Sponsored ADR (United Kingdom)	7,390	978,584
Fomento Economico Mexicano SAB de CV Series B Sponsored ADR (Mexico)	3,030	296,546
InBev NV	10,786	1,150,046
SABMiller PLC	15,794	813,364
Suntory Beverage & Food Ltd.	16,700	532,445

		7,295,526

Biotechnology — 0.6%
Amgen, Inc.	9,135	1,042,852
Biogen Idec, Inc. (a)	3,753	1,049,902
Celgene Corp. (a)	8,569	1,447,818
Mesoblast Ltd. (a)	56,372	294,639
Vertex Pharmaceuticals, Inc. (a)	6,234	463,186

		4,298,397

Commercial Services — 2.0%
Alliance Data Systems Corp. (a)	781	205,348
Benesse Holdings, Inc.	9,000	361,508
Cielo SA	24,354	678,076
MasterCard, Inc. Class A	6,594	5,509,023
McKesson Corp.	8,968	1,447,435
Qualicorp SA (a)	38,457	367,109
Visa, Inc. Class A	20,408	4,544,454

		13,112,953

Cosmetics & Personal Care — 0.8%
Beiersdorf AG	4,225	428,943
Colgate-Palmolive Co.	13,156	857,903
Kao Corp.	9,300	292,904
The Procter & Gamble Co.	45,176	3,677,778

		5,257,528

Foods — 1.6%
Ajinomoto Co., Inc.	50,000	724,527
Casino Guichard-Perrachon SA	5,553	641,881
Cosan Ltd. Class A	38,428	527,232
Danone SA	5,424	391,291
The Fresh Market, Inc. (a)	2,339	94,730
General Mills, Inc.	9,471	472,698
Hillshire Brands Co.	22,610	756,078
The Kroger Co.	2,958	116,930

	Number of Shares	Value
Nestle SA	47,282	$3,470,874
Tesco PLC	73,367	406,324
Unilever NV	40,477	1,634,271
Unilever NV NY Shares	4,221	169,811
Unilever PLC	15,390	631,271
Unilever PLC Sponsored ADR (United Kingdom)	4,666	192,239

		10,230,157

Health Care – Products — 0.9%
Baxter International, Inc.	19,285	1,341,272
Becton, Dickinson & Co.	952	105,186
Boston Scientific Corp. (a)	21,227	255,149
Covidien PLC	19,875	1,353,487
Fresenius SE & Co. KGaA	6,576	1,009,826
Getinge AB	6,954	238,521
Intuitive Surgical, Inc. (a)	590	226,607
Medtronic, Inc.	15,059	864,236
Mindray Medical International Ltd. ADR (Cayman Islands)	12,018	436,974
Stryker Corp.	1,408	105,797

		5,937,055

Health Care – Services — 2.1%
Aetna, Inc.	21,873	1,500,269
Al Noor Hospitals Group PLC (a)	32,300	481,205
Bangkok Dusit Medical Services PCL	150,600	538,512
Bumrungrad Hospital PCL	79,300	211,764
DaVita, Inc. (a)	9,632	610,380
Envision Healthcare Holdings, Inc. (a)	12,355	438,850
HCA Holdings, Inc. (a)	28,521	1,360,737
HEALTHSOUTH Corp.	12,623	420,598
Humana, Inc.	13,278	1,370,555
IHH Healthcare Bhd (a)	910,300	1,073,530
Life Healthcare Group Holdings Ltd.	95,173	379,864
NMC Health PLC	54,443	395,244
Raffles Medical Group Ltd.	92,600	228,413
Siloam International Hospitals Tbk PT (a)	340,880	266,303
Tenet Healthcare Corp. (a)	11,178	470,817
UnitedHealth Group, Inc.	30,753	2,315,701
Universal Health Services, Inc. Class B	20,242	1,644,865
WellPoint, Inc.	1,280	118,259

		13,825,866

Household Products — 0.3%
Avery Dennison Corp.	7,303	366,538
Beam, Inc.	2,912	198,191
Church & Dwight Co., Inc.	5,114	338,956
Hypermarcas SA	51,608	387,622
Kimberly-Clark Corp.	7,537	787,315

		2,078,622

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 4.7%
AbbVie, Inc.	50,502	$2,667,011
Allergan, Inc.	7,130	792,000
AmerisourceBergen Corp.	1,661	116,785
Astellas Pharma, Inc.	10,270	608,522
AstraZeneca PLC	25,687	1,523,651
Bristol-Myers Squibb Co.	19,634	1,043,547
Cardinal Health, Inc.	33,200	2,218,092
Cubist Pharmaceuticals, Inc. (a)	6,693	460,947
Express Scripts Holding Co. (a)	21,236	1,491,617
Gilead Sciences, Inc. (a)	20,871	1,568,456
Mead Johnson Nutrition Co. Class A	8,085	677,200
Novartis AG	22,508	1,801,325
Otsuka Holdings Co. Ltd.	24,000	693,126
Perrigo Co. PLC	4,197	644,072
Pfizer, Inc. (c)	156,213	4,784,804
Roche Holding AG	14,891	4,174,200
Sanofi	30,328	3,228,293
Sanofi ADR (France)	1,546	82,912
Ship Healthcare Holdings, Inc.	8,100	314,557
Shire Ltd.	27,986	1,318,748
Sino Biopharmaceutical Ltd.	260,000	206,906
Sinopharm Group Co.	132,800	383,044

		30,799,815

		93,198,310

Diversified — 0.1%
Holding Company – Diversified — 0.1%
LVMH Moet Hennessy Louis Vuitton SA	3,264	597,511

Energy — 6.3%
Coal — 0.6%
Project Eagle Shell (b)	34,701	1,987,847
Project Eagle Shell Class A (b)	400	22,914
Project Eagle Shell Series D (b)	36,254	2,076,810

		4,087,571

Oil & Gas — 4.8%
Anadarko Petroleum Corp.	6,647	527,240
Athabasca Oil Corp. (a)	78,142	476,686
BG Group PLC	86,605	1,866,360
BP PLC	59,213	479,671
BP PLC Sponsored ADR (United Kingdom)	15,949	775,281
Canadian Natural Resources Ltd.	23,037	779,572
Chevron Corp.	7,843	979,669
Cobalt International Energy, Inc. (a)	28,792	473,628
Devon Energy Corp.	9,169	567,286
Diamond Offshore Drilling, Inc.	1,274	72,516
Eni SpA	95,519	2,309,611
EOG Resources, Inc.	5,288	887,538
Helmerich & Payne, Inc.	1,557	130,913
Inpex Corp.	97,200	1,246,256

	Number of Shares	Value
KazMunaiGas Exploration Production GDR (Kazakhstan) (d)	35,419	$556,964
Kunlun Energy Co. Ltd	328,000	579,273
Lundin Petroleum AB (a)	40,653	793,516
Marathon Oil Corp.	78,846	2,783,264
Marathon Petroleum Corp.	38,157	3,500,142
Murphy Oil Corp.	1,471	95,438
Occidental Petroleum Corp.	14,489	1,377,904
Petroleo Brasileiro SA Sponsored ADR (Brazil)	46,204	636,691
Phillips 66	23,905	1,843,793
Royal Dutch Shell PLC ADR (United Kingdom)	30,493	2,173,236
Royal Dutch Shell PLC Class A	9,908	353,156
Statoil ASA	72,026	1,749,504
Suncor Energy, Inc.	14,171	496,802
Suncor Energy, Inc.	2,608	91,410
Total SA Sponsored ADR (France)	19,062	1,167,929
Total SA	15,486	949,278
Valero Energy Corp.	3,147	158,609
Vallares PLC (a)	18,952	338,162
Whiting Petroleum Corp. (a)	6,783	419,664

		31,636,962

Oil & Gas Services — 0.9%
Dresser-Rand Group, Inc. (a)	17,900	1,067,377
National Oilwell Varco, Inc.	16,777	1,334,275
Schlumberger Ltd.	23,192	2,089,831
Technip SA	13,765	1,325,836

		5,817,319

		41,541,852

Financial — 12.1%
Banks — 4.8%
Banco Bilbao Vizcaya Argentaria SA	74,091	918,016
Banco Santander Chile Sponsored ADR (Chile)	17,161	404,485
Banco Santander SA ADS (Brazil)	48,916	298,388
Bank of America Corp.	170,259	2,650,933
Bank of New York Mellon Corp.	20,460	714,872
Bank of Nova Scotia	8,884	555,579
BB&T Corp.	27,843	1,039,101
BNP Paribas	35,998	2,818,741
Capital One Financial Corp.	14,707	1,126,703
Commonwealth Bank of Australia	9,329	650,021
Deutsche Bank AG	29,682	1,416,236
HSBC Holdings PLC	234,655	2,573,671
Intesa Sanpaolo	399,965	992,898
KB Financial Group, Inc.	5,161	207,763
Lloyds Banking Group PLC (a)	1,078,051	1,409,091
Mitsubishi UFJ Financial Group, Inc.	104,100	688,315
National Australia Bank Ltd.	22,002	686,855
Oversea-Chinese Banking Corp. Ltd.	62,900	509,187
Sberbank of Russian Federation	210,912	661,821

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Societe Generale	16,867	$984,990
State Street Corp.	12,095	887,652
Sumitomo Mitsui Financial Group, Inc.	39,330	2,031,061
Svenska Handelsbanken AB	20,859	1,030,377
U.S. Bancorp	24,908	1,006,283
UniCredit SpA	126,866	944,682
Wells Fargo & Co.	87,273	3,962,194
Westpac Banking Corp.	10,031	291,311

		31,461,226

Diversified Financial — 2.3%
American Express Co.	19,973	1,812,150
Ameriprise Financial, Inc.	1,130	130,006
Citigroup, Inc. (c)	63,030	3,284,493
Credit Suisse Group	15,680	481,405
Deutsche Boerse AG	8,499	705,748
Discover Financial Services	22,006	1,231,236
The Goldman Sachs Group, Inc.	7,180	1,272,727
Hana Financial Group, Inc.	13,230	550,947
JPMorgan Chase & Co.	74,067	4,331,438
Morgan Stanley	16,060	503,642
UBS AG	51,759	986,026

		15,289,818

Insurance — 3.4%
ACE Ltd.	19,526	2,021,527
Aflac, Inc.	13,300	888,440
Allianz SE	6,991	1,254,000
Allstate Corp.	10,593	577,742
American International Group, Inc.	14,362	733,180
Arch Capital Group Ltd. (a)	4,947	295,287
Aviva PLC	48,657	362,537
AXA SA	52,940	1,476,665
Axis Capital Holdings Ltd.	2,304	109,601
Berkshire Hathaway, Inc. Class B (a)	10,744	1,273,809
The Chubb Corp.	8,857	855,852
CNA Financial Corp.	2,951	126,568
ING Groep NV (a)	100,628	1,407,147
Lincoln National Corp.	3,763	194,246
Marsh & McLennan Cos., Inc.	1,460	70,606
MetLife, Inc.	27,370	1,475,790
Millea Holdings, Inc.	71,475	2,394,203
Mitsui Sumitomo Insurance Group Holdings, Inc.	12,566	338,063
NKSJ Holdings, Inc.	11,400	317,985
The Progressive Corp.	16,597	452,600
Prudential Financial, Inc.	13,074	1,205,684
QBE Insurance Group Ltd.	34,436	354,587
Reinsurance Group of America, Inc. Class A	1,552	120,140
RenaissanceRe Holdings Ltd.	3,065	298,347
Sony Financial Holdings, Inc.	33,800	615,730

	Number of Shares	Value
Torchmark Corp.	1,550	$121,133
The Travelers Cos., Inc.	13,630	1,234,060
Unum Group	3,512	123,201
Xl Group PLC	40,501	1,289,552

		21,988,282

Investment Companies — 0.0%
RHJ International (a) (e)	46,200	234,488
RHJ International Deposit Shares (a)	11,800	59,999

		294,487

Real Estate — 0.9%
BR Malls Participacoes SA	45,611	331,235
Brookfield Asset Management, Inc. Class A	10,659	413,889
Capitaland Ltd.	298,500	718,668
Cyrela Brazil Realty SA	49,498	302,609
Daito Trust Construction Co. Ltd.	6,300	588,972
Sun Hung Kai Properties Ltd.	110,000	1,402,232
The St. Joe Co. (a)	105,745	2,029,247

		5,786,852

Real Estate Investment Trusts (REITS) — 0.7%
American Capital Agency Corp.	15,660	302,081
American Tower Corp.	11,172	891,749
Equity Residential	22,701	1,177,501
Fibra Uno Administracion SA de CV	107,660	347,227
The Link REIT	136,733	667,033
Simon Property Group, Inc.	4,745	721,999
TF Administradora Industrial S de RL de CV	192,100	345,755

		4,453,345

		79,274,010

Industrial — 9.5%
Aerospace & Defense — 1.7%
European Aeronautic Defence and Space Co.	35,793	2,758,849
General Dynamics Corp.	1,267	121,062
L-3 Communications Holdings, Inc.	1,199	128,125
Northrop Grumman Corp.	1,364	156,328
Raytheon Co.	1,708	154,916
Safran SA	60,146	4,182,633
United Technologies Corp.	30,339	3,452,578

		10,954,491

Biotechnology — 0.1%
Daikin Industries Ltd.	10,600	661,477

Building Materials — 0.4%
Compagnie de Saint-Gobain	31,976	1,767,369
HeidelbergCement AG	4,589	348,265
Rinnai Corp.	5,000	389,687
Yuanda China Holdings Ltd.	1,389,132	122,164

		2,627,485

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.3%
Energizer Holdings, Inc.	971	$105,101
Hitachi Ltd.	179,600	1,361,682
Mitsubishi Electric Corp.	60,000	754,577

		2,221,360

Electronics — 0.9%
Agilent Technologies, Inc.	21,657	1,238,564
Avnet, Inc.	2,758	121,655
Fanuc Ltd.	2,350	430,935
Hoya Corp.	37,120	1,033,123
Keyence Corp.	300	128,476
Kyocera Corp.	7,800	390,154
Mettler-Toledo, Inc. (a)	1,860	451,218
Murata Manufacturing Co. Ltd.	8,970	797,397
Omron Corp.	3,400	150,484
PerkinElmer, Inc.	12,275	506,098
Rexel Promesses	6,319	166,438
TE Connectivity Ltd.	2,500	137,775
Waters Corp. (a)	6,717	671,700

		6,224,017

Engineering & Construction — 0.3%
JGC Corp.	35,030	1,375,883
KBR, Inc.	5,224	166,593
Okumura Corp.	69,230	320,776
Toda Corp.	88,200	306,925

		2,170,177

Hand & Machine Tools — 0.2%
SMC Corp.	800	202,078
Stanley Black & Decker, Inc.	12,669	1,022,262

		1,224,340

Health Care – Services — 0.2%
Thermo Fisher Scientific, Inc.	13,417	1,493,983

Machinery – Diversified — 0.9%
Andritz AG	3,851	241,891
CNH Industrial NV (a)	396	4,523
CNH Industrial NV (a)	8,334	94,586
Cummins India Ltd.	68,544	528,888
Cummins, Inc.	6,143	865,979
Haitian International Holdings Ltd.	110,171	251,316
IHI Corp.	77,000	332,945
Kubota Corp.	60,220	998,391
Metso OYJ	6,899	295,290
Mitsubishi Heavy Industries Ltd.	62,000	384,291
Rockwell Automation, Inc.	15,278	1,805,248

		5,803,348

Manufacturing — 2.2%
3M Co.	8,381	1,175,435
Cheil Industries, Inc.	3,171	266,333
Danaher Corp.	9,916	765,515
Dover Corp.	1,238	119,516

	Number of Shares	Value
Eaton Corp. PLC	16,803	$1,279,044
General Electric Co.	204,192	5,723,502
Invensys PLC	63,372	534,735
Parker Hannifin Corp.	995	127,997
Siemens AG	27,367	3,739,260
Textron, Inc.	10,943	402,265

		14,133,602

Metal Fabricate & Hardware — 0.3%
Jiangxi Copper Co. Ltd.	159,000	288,937
Precision Castparts Corp.	5,042	1,357,810
Valmont Industries, Inc.	691	103,042

		1,749,789

Packaging & Containers — 0.2%
Crown Holdings, Inc. (a)	14,386	641,184
Sealed Air Corp.	23,435	797,962

		1,439,146

Shipbuilding — 0.1%
Samsung Heavy Industries Co. Ltd.	11,958	432,337

Transportation — 1.7%
Asciano Group	101,468	524,213
Canadian National Railway Co.	11,884	677,626
East Japan Railway	21,253	1,696,125
FedEx Corp.	6,302	906,039
J.B. Hunt Transport Services, Inc.	8,583	663,466
Novorossiysk Commercial Sea Port GDR (Russia) (d)	20,236	126,475
Union Pacific Corp.	15,166	2,547,888
United Continental Holdings, Inc. (a)	59,803	2,262,347
United Parcel Service, Inc. Class B	9,923	1,042,709
West Japan Railway Co.	14,300	620,604

		11,067,492

		62,203,044

Technology — 3.5%
Computers — 1.0%
Accenture PLC Class A	1,349	110,915
Apple, Inc.	160	89,778
Atos Origin SA	18,918	1,717,743
Cap Gemini SA	1,503	101,918
Computer Sciences Corp.	2,624	146,629
EMC Corp.	157,723	3,966,734
Western Digital Corp.	2,190	183,741

		6,317,458

Internet — 0.0%
Check Point Software Technologies Ltd. (a)	1,836	118,459

Semiconductors — 0.9%
Freescale Semiconductor Holdings I Ltd. (a)	40,643	652,320
KLA-Tencor Corp.	1,500	96,690
Rohm Co. Ltd.	13,460	656,390

The accompanying notes are an integral part of the consolidated financial statements.

15

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Samsung Electronics Co. Ltd.	3,224	$4,213,753

		5,619,153

Software — 1.6%
Adobe Systems, Inc. (a)	2,043	122,335
CA, Inc.	2,959	99,570
Citrix Systems, Inc. (a)	22,330	1,412,372
Electronic Arts, Inc. (a)	49,291	1,130,736
Fidelity National Information Services, Inc.	2,745	147,352
Intuit, Inc.	1,560	119,059
Microsoft Corp.	12,195	456,459
Oracle Corp.	115,345	4,413,100
Red Hat, Inc. (a)	16,435	921,017
Ubisoft Entertainment (a)	38,375	544,122
Veeva Systems, Inc. Class A (a)	14,627	469,527
VMware, Inc. Class A (a)	9,202	825,511

		10,661,160

		22,716,230

Utilities — 2.3%
Electric — 1.6%
The AES Corp.	83,831	1,216,388
American Electric Power Co., Inc.	16,379	765,555
Calpine Corp. (a)	39,455	769,767
CenterPoint Energy, Inc.	20,550	476,349
Chubu Electric Power Co., Inc.	17,700	228,783
CMS Energy Corp.	15,940	426,714
Dominion Resources, Inc.	19,713	1,275,234
Duke Energy Corp.	10,745	741,512
National Grid PLC	99,820	1,304,289
NextEra Energy, Inc.	20,255	1,734,233
PPL Corp.	28,916	870,082
Scottish & Southern Energy PLC	38,329	871,623

		10,680,529

Gas — 0.6%
Beijing Enterprises Holdings Ltd.	166,422	1,645,841
Sempra Energy	6,500	583,440
Tokyo Gas Co. Ltd.	295,988	1,458,487

		3,687,768

Water — 0.1%
American Water Works Co., Inc.	15,005	634,111

		15,002,408

TOTAL COMMON STOCK (Cost $338,476,038)		432,102,387

CONVERTIBLE PREFERRED STOCK — 0.1%
Financial — 0.1%
Savings & Loans — 0.1%
Omnicare Capital Trust II 4.000%	4,900	363,678

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $163,536)		363,678

	Number of Shares	Value
PREFERRED STOCK — 1.7%
Basic Materials — 0.0%
Iron & Steel — 0.0%
Cliffs Natural Resources, Inc. 7.000%	13,542	$310,924

Communications — 0.1%
Telecommunications — 0.1%
Crown Castle International Corp. 4.500%	5,543	554,522

Consumer, Cyclical — 0.5%
Airlines — 0.0%
Continental Airlines Finance Trust II 6.000%	1,150	55,775

Auto Manufacturers — 0.4%
Volkswagen AG 1.580%	8,632	2,425,169

Automotive & Parts — 0.1%
Mobileye NV (a) (b)	16,175	629,046

		3,109,990

Consumer, Non-cyclical — 0.1%
Foods — 0.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar Class A 1.110%	12,817	572,482

Financial — 0.7%
Banks — 0.3%
HSBC Holdings PLC 8.000%	15,000	404,100
Itau Unibanco Holding SA 3.000%	33,432	452,906
Royal Bank of Scotland Group PLC, Series M 6.400%	9,275	193,848
Royal Bank of Scotland Group PLC, Series Q 6.750%	5,175	112,142
Royal Bank of Scotland Group PLC, Series T 7.250%	13,724	329,376
US Bancorp, Series F 6.500% VRN	13,364	351,473
US Bancorp, Series G 6.000% VRN	6,837	187,129
Wells Fargo & Co. 7.500%	240	265,200

		2,296,174

Diversified Financial — 0.1%
Citigroup Capital XIII VRN 7.875%	24,692	672,857
RBS Capital Funding Trust VII, Series G 6.080%	12,621	264,789

		937,646

Real Estate — 0.1%
Forestar Group, Inc. 6.000%	13,600	380,800

Real Estate Investment Trusts (REITS) — 0.1%
Health Care REIT, Inc. 6.500%	7,500	384,450

Savings & Loans — 0.1%
GMAC Capital Trust I 8.125% VRN	30,000	802,200

		4,801,270

The accompanying notes are an integral part of the consolidated financial statements.

16

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Number of Shares	Value
Government — 0.1%
U.S. Government Agencies — 0.1%
Federal National Mortgage Association, Series S 8.250% VRN	43,210	$378,087

Industrial — 0.1%
Aerospace & Defense — 0.1%
United Technologies Corp. 7.500%	4,500	294,615

Hand & Machine Tools — 0.0%
Stanley Black & Decker, Inc. 6.250%	1,807	186,482

		481,097

Technology — 0.0%
Semiconductors — 0.0%
Samsung Electronics Co. Ltd 1.530%.	148	142,450

Utilities — 0.1%
Electric — 0.1%
NextEra Energy, Inc. 5.599%	8,579	493,292
PPL Corp. 8.750%	7,075	374,126

		867,418

TOTAL PREFERRED STOCK (Cost $9,308,038)		11,218,240

TOTAL EQUITIES (Cost $347,947,612)		443,684,305

	Principal Amount
BONDS & NOTES — 20.1%

BANK LOANS — 1.3%
Engineering & Construction — 0.1%
Autobahn Tank & Rast GmbH, New Term Loan A EUR (f) 0.000% 12/04/18	$315,357	433,477
Autobahn Tank & Rast GmbH, Term Loan B EUR (f) 0.000% 12/04/19	127,160	176,076

		609,553

Entertainment — 0.3%
Delta Debtco Ltd., Term Loan 9.250% 10/30/19	1,063,000	1,106,849
Univision Communications, Inc., Refi Term Loan C2 4.500% 3/01/20	688,795	692,487

		1,799,336

Iron & Steel — 0.1%
Constellium Holdco B.V., Term Loan B 6.000% 3/25/20	173,092	177,203

	Principal Amount	Value
Constellium Holdco B.V., Term Loan EUR (f) 6.500% 3/25/20	$172,695	$240,843
Essar Steel Algoma, Inc., ABL Term Loan 9.250% 9/19/14	208,007	209,047

		627,093

Lodging — 0.2%
Hilton Worldwide Finance LLC, Term Loan B2 3.750% 10/26/20	1,689,474	1,702,145

Oil & Gas — 0.3%
Drillships Financing Holding, Inc., Term Loan B2 5.000% 7/15/16	172,174	174,399
Drillships Financing Holding, Inc., Term Loan B1 5.500% 3/31/21	344,349	351,236
Fieldwood Energy LLC, 2nd Lien Term Loan 8.375% 9/30/20	471,533	480,964
Obsidian Natural Gas Trust, Term Loan 7.000% 11/02/15	450,683	455,190
Sheridan Investment Partners II LP, Term Loan A 1.000% 12/11/20	98,667	99,037
Sheridan Investment Partners II LP, Term Loan B 1.000% 12/16/20	709,467	712,127
Sheridan Investment Partners II LP, Term Loan M 1.000% 12/16/20	36,800	36,938

		2,309,891

Oil & Gas Services — 0.1%
GNL Quintero SA, Term Loan 1.250% 6/20/23	423,402	353,964

Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc., Term Loan E 4.500% 8/05/20	469,453	472,288

Telecommunications — 0.1%
Cricket Communications, Inc., Term Loan C 4.750% 3/09/20	432,825	434,266

TOTAL BANK LOANS (Cost $8,129,703)		8,308,536

CORPORATE DEBT — 7.2%
Agriculture — 0.1%
BAT International Finance PLC (e) 2.125% 6/07/17	336,000	339,768

The accompanying notes are an integral part of the consolidated financial statements.

17

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Auto Manufacturers — 0.3%
Daimler Finance NA LLC FRN (e) 0.843% 1/09/15	$528,000	$529,768
Daimler Finance NA LLC (e) 1.300% 7/31/15	180,000	181,056
Volkswagen International Finance NV EUR (e) (f) 5.500% 11/09/15	800,000	1,361,392

		2,072,216

Banks — 1.2%
Banco Bradesco SA/Cayman Islands (e) 4.500% 1/12/17	400,000	423,000
Banco Santander Chile FRN (e) 2.117% 6/07/18	460,000	461,380
Bank of America Corp. FRN 1.316% 3/22/18	264,000	267,506
Bank of America Corp. 1.350% 11/21/16	282,000	281,884
Bank of America Corp. 2.000% 1/11/18	492,000	491,127
BNP Paribas SA 2.400% 12/12/18	1,033,000	1,033,657
CIT Group, Inc. (e) 4.750% 2/15/15	395,000	409,319
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.950% 11/09/22	251,000	243,217
Deutsche Bank Capital Funding Trust VII VRN (e) 5.628% 12/31/49	83,000	85,490
Export-Import Bank of Korea 1.250% 11/20/15	211,000	211,650
HSBC USA, Inc. 1.625% 1/16/18	366,000	360,897
Intesa Sanpaolo SpA 3.125% 1/15/16	540,000	550,293
Intesa Sanpaolo SpA 3.875% 1/16/18	200,000	204,796
Lloyds Bank PLC 2.300% 11/27/18	200,000	199,481
Lloyds TSB Bank PLC VRN GBP (f) 13.000% 12/31/49	565,000	1,486,219
Nordea Bank AB (e) 3.125% 3/20/17	280,000	292,791
UBS AG 5.875% 12/20/17	200,000	229,505
USB Capital IX VRN 3.500% 10/29/49	497,000	385,175

		7,617,387

Beverages — 0.0%
Anheuser-Busch InBev Worldwide, Inc. 1.375% 7/15/17	264,000	263,446

	Principal Amount	Value
Biotechnology — 0.4%
Cubist Pharmaceuticals, Inc., Convertible 2.500% 11/01/17	$218,000	$530,285
Gilead Sciences, Inc., Convertible 1.625% 5/01/16	640,000	2,110,800

		2,641,085

Building Materials — 0.1%
Building Materials Corp. of America (e) 6.875% 8/15/18	114,000	121,125
Texas Industries, Inc. 9.250% 8/15/20	220,000	245,025

		366,150

Chemicals — 0.0%
Phibro Animal Health Corp. (e) 9.250% 7/01/18	54,000	57,510

Coal — 0.1%
Bumi Investment Pte Ltd. (e) 10.750% 10/06/17	251,000	170,680
Consol Energy, Inc. 8.000% 4/01/17	550,000	579,562

		750,242

Computers — 0.2%
Apple, Inc. 1.000% 5/03/18	828,000	800,632
SanDisk Corp., Convertible (e) 0.500% 10/15/20	105,000	103,950
SunGard Data Systems, Inc. 7.375% 11/15/18	285,000	301,744

		1,206,326

Diversified Financial — 0.8%
Ally Financial, Inc. 2.750% 1/30/17	518,000	519,943
Ally Financial, Inc. 3.500% 7/18/16	359,000	370,432
Ally Financial, Inc. 4.500% 2/11/14	256,000	256,960
Capital One Bank USA NA 2.150% 11/21/18	360,000	358,074
Citigroup, Inc. VRN 5.950% 12/31/49	267,000	247,069
Credit Suisse Group Guernsey I Ltd. VRN (d) 7.875% 2/24/41	310,000	337,125
Ford Motor Credit Co. LLC 2.375% 1/16/18	366,000	369,645
General Electric Capital Corp. 5.550% 5/04/20	245,000	281,928
General Electric Capital Corp. VRN 6.250% 12/31/49	500,000	516,250
General Electric Capital Corp. VRN 6.375% 11/15/67	103,000	111,755

The accompanying notes are an integral part of the consolidated financial statements.

18

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Hyundai Capital America (e) 2.125% 10/02/17	$223,000	$221,475
JPMorgan Chase & Co. VRN 5.150% 12/31/49	664,000	595,940
JPMorgan Chase & Co. 6.125% 6/27/17	256,000	290,769
Merrill Lynch & Co., Inc. 6.875% 4/25/18	325,000	384,270
Morgan Stanley 7.300% 5/13/19	216,000	262,312

		5,123,947

Electric — 0.0%
Empresa Distribuidora Y Comercializadora Norte (e) 9.750% 10/25/22	80,000	54,200

Electrical Components & Equipment — 0.1%
Suzlon Energy Ltd., Convertible (g) 0.000% 10/11/12	341,000	208,010
Suzlon Energy Ltd., Convertible 0.000% 7/25/14	465,000	269,700

		477,710

Engineering & Construction — 0.1%
Odebrecht Finance Ltd. (e) 5.125% 6/26/22	200,000	195,750
Odebrecht Offshore Drilling Finance Ltd. (e) 6.750% 10/01/22	489,346	500,846

		696,596

Entertainment — 0.1%
Delta Topco Ltd. (b) 10.000% 11/24/60	661,798	641,831

Foods — 0.1%
Olam International Ltd., Convertible (d) 6.000% 10/15/16	500,000	493,750

Forest Products & Paper — 0.1%
International Paper Co. 7.950% 6/15/18	258,000	313,390
TFS Corp. Ltd. (Acquired 6/21/11, Cost $600,000) (e) (h) 11.000% 7/15/18	600,000	570,000

		883,390

Health Care – Services — 0.2%
Bio City Development Co. B.V. (Acquired 7/06/11, Cost $1,400,000) (e) (h) 8.000% 7/06/18	1,400,000	1,190,000
Brookdale Senior Living, Inc., Convertible 2.750% 6/15/18	73,000	86,687

	Principal Amount	Value
DaVita, Inc. 6.375% 11/01/18	$101,000	$106,050

		1,382,737

Holding Company – Diversified — 0.1%
Hutchison Whampoa International 11 Ltd. (e) 3.500% 1/13/17	348,000	363,197
REI Agro Ltd., Convertible (Acquired 12/02/09, Cost $614,910) (e) (h) 5.500% 11/13/14	618,000	310,545
Wharf Finance 2014 Ltd. HKD (f) 2.300% 6/07/14	2,000,000	258,566

		932,308

Internet — 0.0%
SINA Corp/China, Convertible (e) 1.000% 12/01/18	208,000	211,250

Media — 0.2%
Cablevision Systems Corp. 5.875% 9/15/22	223,000	213,523
Nara Cable Funding Ltd. EUR (e) (f) 8.875% 12/01/18	300,000	447,410
NBCUniversal Enterprise, Inc. (e) 5.250% 12/31/49	300,000	297,000
Ono Finance II PLC (e) 10.875% 7/15/19	153,000	167,535
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (e) 5.500% 1/15/23	202,000	195,940

		1,321,408

Mining — 0.1%
FMG Resources Property Ltd. (e) 6.000% 4/01/17	219,000	232,687
FMG Resources Property Ltd. (e) 6.875% 4/01/22	103,000	112,270
FMG Resources Property Ltd. (e) 8.250% 11/01/19	102,000	114,495

		459,452

Office Equipment/Supplies — 0.0%
Xerox Corp. 6.350% 5/15/18	207,000	236,576

Oil & Gas — 0.5%
Cobalt International Energy, Inc., Convertible 2.625% 12/01/19	807,000	713,691
Essar Energy PLC, Convertible 4.250% 2/01/16	400,000	301,000
OGX Petroleo e Gas Participacoes SA (e) (g) 8.500% 6/01/18	1,605,000	128,400

The accompanying notes are an integral part of the consolidated financial statements.

19

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Petrobras Global Finance BV 2.000% 5/20/16	$209,000	$208,835
Petrobras Global Finance BV FRN 2.384% 1/15/19	1,005,000	984,900
Reliance Holdings USA, Inc. (e) 4.500% 10/19/20	323,000	319,153
YPF SA (e) 8.875% 12/19/18	458,000	478,037

		3,134,016

Packaging & Containers — 0.0%
Crown Cork & Seal Co., Inc. 7.500% 12/15/96	77,000	71,225

Pharmaceuticals — 0.3%
BioMarin Pharmaceutical, Inc., Convertible 0.750% 10/15/18	127,000	134,541
BioMarin Pharmaceutical, Inc., Convertible 1.500% 10/15/20	127,000	135,811
Capsugel FinanceCo SCA EUR (e) (f) 9.875% 8/01/19	100,000	153,734
Mylan, Inc. /PA 2.550% 3/28/19	276,000	273,245
Mylan, Inc. /PA, Convertible 3.750% 9/15/15	429,000	1,406,584

		2,103,915

Pipelines — 0.0%
Sabine Pass Liquefaction LLC (e) 5.625% 4/15/23	252,000	235,620

Real Estate — 0.4%
CapitaLand Ltd. SGD (e) (f) 1.950% 10/17/23	500,000	390,269
CapitaLand Ltd., Convertible SGD (d) (f) 2.100% 11/15/16	750,000	593,873
CapitaLand Ltd., Convertible SGD (d) (f) 2.950% 6/20/22	1,500,000	1,181,208
Forest City Enterprises, Inc., Convertible 4.250% 8/15/18	370,000	411,625
Sun Hung Kai Properties Capital Market Ltd. (d) 4.500% 2/14/22	200,000	200,723

		2,777,698

Savings & Loans — 0.5%
Dana Gas Sukuk Ltd., Convertible (e) 7.000% 10/31/17	1,284,360	1,424,343
Dana Gas Sukuk Ltd. (e) 9.000% 10/31/17	1,225,090	1,169,961
Odebrecht Drilling Norbe VIII/IX Ltd. (e) 6.350% 6/30/21	210,600	215,865

	Principal Amount	Value
Zeus Cayman II JPY (d) (f) 0.000% 8/18/16	$28,000,000	$463,232

		3,273,401

Software — 0.2%
Salesforce.com, Inc., Convertible (e) 0.250% 4/01/18	710,000	771,681
Take-Two Interactive Software, Inc., Convertible 1.750% 12/01/16	498,000	574,568

		1,346,249

Telecommunications — 0.9%
AT&T, Inc. 2.375% 11/27/18	876,000	876,752
Colombia Telecomunicaciones SA (e) 5.375% 9/27/22	216,000	201,960
Cricket Communications, Inc. 7.750% 10/15/20	269,000	306,660
Hughes Satellite Systems Corp. 7.625% 6/15/21	103,000	114,845
Intelsat Jackson Holdings SA 7.500% 4/01/21	442,000	487,305
Telecom Italia Finance SA EUR (d) (f) 6.125% 11/15/16	500,000	720,832
Verizon Communications, Inc. FRN 1.993% 9/14/18	2,810,000	2,954,709
Ziggo NV EUR (e) (f) 3.625% 3/27/20	123,000	169,211

		5,832,274

Transportation — 0.1%
Inversiones Alsacia SA (Acquired 2/18/11, Cost $566,000) (e) (h) 8.000% 8/18/18	322,659	233,928
Viterra, Inc. (e) 5.950% 8/01/20	139,000	147,631

		381,559

TOTAL CORPORATE DEBT (Cost $43,722,806)		47,385,242

SOVEREIGN DEBT OBLIGATIONS — 5.3%
Australia Government Bond AUD (f) 5.500% 4/21/23	3,476,000	3,428,805
Brazil Notas do Tesouro Nacional Serie B BRL (f) 6.000% 8/15/22	1,548,000	1,511,984
Brazil Notas do Tesouro Nacional Serie B BRL (f) 6.000% 8/15/24	852,000	828,082
Brazil Notas do Tesouro Nacional Serie F BRL (f) 10.000% 1/01/23	7,223,000	2,585,786

The accompanying notes are an integral part of the consolidated financial statements.

20

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
Bundesrepublik Deutschland EUR (f) 3.500% 7/04/19	$3,164,161	$4,917,445
Canadian Government Bond CAD (f) 1.500% 3/01/17	999,000	944,002
Canadian Government Bond CAD (f) 3.500% 6/01/20	737,000	745,971
Canadian Government Bond CAD (f) 4.000% 6/01/16	605,000	607,933
Malaysia Government Bond MYR (f) 5.094% 4/30/14	3,440,000	1,057,159
Mexico Government International Bond 5.950% 3/19/19	274,000	316,470
Netherlands Government Bond (e) 1.000% 2/24/17	691,000	691,379
Queensland Treasury Corp. AUD (f) 6.000% 9/14/17	2,483,000	2,423,243
Queensland Treasury Corp. AUD (f) 6.000% 6/14/21	1,100,000	1,092,604
Republic of Brazil International Bond 5.875% 1/15/19	100,000	112,000
Republic of Germany EUR (f) 4.250% 7/04/17	4,030,192	6,258,443
United Kingdom Gilt GBP (d) (f) 1.250% 7/22/18	4,532,665	7,299,079
Vnesheconombank Via VEB Finance PLC (e) 6.025% 7/05/22	200,000	204,000

		35,024,385

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $37,318,801)		35,024,385

U.S. TREASURY OBLIGATIONS — 6.3%
U.S. Treasury Bonds & Notes — 6.3%
U.S. Treasury Note 0.250% 3/31/15	3,463,100	3,464,994
U.S. Treasury Note (i) 0.625% 9/30/17	2,759,600	2,702,144
U.S. Treasury Note 1.000% 5/31/18	5,248,600	5,134,061
U.S. Treasury Note 1.250% 10/31/18	8,075,900	7,917,747
U.S. Treasury Note 1.250% 11/30/18	3,307,300	3,236,460
U.S. Treasury Note 1.375% 7/31/18	5,161,700	5,115,729
U.S. Treasury Note 1.375% 9/30/18	1,495,900	1,477,610
U.S. Treasury Note 1.500% 12/31/18	2,739,700	2,708,357
U.S. Treasury Note 1.750% 5/15/22	1,032,800	955,004

	Principal Amount	Value
U.S. Treasury Note 2.000% 11/15/21	$853,900	$814,997
U.S. Treasury Note (j) 2.250% 3/31/16	4,429,000	4,605,468
U.S. Treasury Note 2.500% 8/15/23	2,592,200	2,489,322
U.S. Treasury Note 2.750% 11/15/23	679,600	664,822

		41,286,715

TOTAL U.S. TREASURY OBLIGATIONS (Cost $41,748,233)		41,286,715

TOTAL BONDS & NOTES (Cost $130,919,543)		132,004,878

	Number of Shares
MUTUAL FUNDS — 1.2%
Diversified Financial — 1.2%
BlackRock Liquidity Funds TempFund Portfolio	34,091	34,091
ETFS Gold Trust (a)	14,400	1,704,384
ETFS Physical Palladium Shares (a)	4,904	342,348
ETFS Platinum Trust (a)	4,140	554,305
iShares Gold Trust (a)	145,800	1,702,944
Market Vectors — Gold Miners ETF	54,299	1,146,795
SPDR Gold Trust (a)	19,264	2,237,899

		7,722,766

TOTAL MUTUAL FUNDS (Cost $10,331,498)		7,722,766

	Units
PURCHASED OPTIONS — 0.5%
Basic Materials — 0.0%
Mining — 0.0%
Agnico-Eagle Mines Ltd., Call, Expires 1/17/14, Strike 85.00	33,807	-
Alcoa, Inc., Call, Expires 1/17/14, Strike 15.00	81,738	316
AngloGold Ashanti Ltd., Call, Expires 1/17/14, Strike 65.00	40,090	-
Barrick Gold Corp., Call, Expires 1/18/14, Strike 80.00	1,780	1,780
Coeur d’Alene Mines Corp., Call, Expires 1/17/14, Strike 40.00	16,040	-
Eldorado Gold Corp., Call, Expires 1/17/14, Strike 25.00	47,598	-
Endeavour Silver Corp., Call, Expires 1/17/14, Strike 20.00	12,745	-

The accompanying notes are an integral part of the consolidated financial statements.

21

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
First Majestic Silver Corp., Call, Expires 1/17/14, Strike 35.00	8,053	$-
Freeport-McMoRan Copper & Gold Inc., Call, Expires 1/17/14, Strike 64.00	98,524	-
Freeport-McMoRan Copper & Gold Inc., Call, Expires 2/22/14, Strike 34.00	215	82,990
Gold Fields Ltd., Call, Expires 1/17/14, Strike 22.00	98,403	-
Goldcorp, Inc., Call, Expires 1/18/14, Strike 80.00	1,113	2,226
Harmony Gold Mining Co., Call, Expires 1/17/14, Strike 15.00	25,098	-
Kinross Gold Corp., Call, Expires 1/17/14, Strike 20.00	182,228	-
New Gold Inc., Call, Expires 1/17/14, Strike 22.00	26,999	-
Newmont Mining Corp., Call, Expires 1/18/14, Strike 90.00	1,424	1,424
NovaGold Resources Inc., Call, Expires 1/17/14, Strike 12.00	24,949	-
Pan American Silver Corp., Call, Expires 1/17/14, Strike 50.00	45,521	-
Randgold Resources Ltd., Call, Expires 1/17/14, Strike 165.00	6,144	-
Royal Gold, Inc., Call, Expires 1/17/14, Strike 125.00	6,055	-
Silver Standard Resources Inc., Call, Expires 1/17/14, Strike 30.00	11,145	-
Silver Wheaton Corp., Call, Expires 1/17/14, Strike 55.00	45,715	-
Silvercorp Metals Inc., Call, Expires 1/17/14, Strike 15.00	25,999	-
Stillwater Mining Co., Call, Expires 1/17/14, Strike 25.00	29,156	-
Yamana Gold Inc., Call, Expires 1/17/14, Strike 30.00	109,426	-

		88,736

Communications — 0.0%
Telecommunications — 0.0%
Corning Inc., Call, Expires 1/17/14, Strike 20.00	52,272	1,873
QUALCOMM, Inc., Call, Expires 1/17/14, Strike 95.00	72,981	598

		2,471

Consumer, Cyclical — 0.0%
Lodging — 0.0%
Starwood Hotels & Resorts Worldwide, Inc., Call, Expires 1/17/14, Strike 85.00	10,947	1,085

Retail — 0.0%
AutoZone, Inc., Call, Expires 1/17/14, Strike 550.00	3,430	116

	Units	Value
J.C. Penney Company, Inc., Call, Expires 1/17/14, Strike 55.00	51,086	$-
McDonald’s Corp., Call, Expires 1/17/14, Strike 135.00	32,841	228
Staples, Inc., Call, Expires 1/17/14, Strike 20.00	126,649	639
Yum! Brands, Inc., Call, Expires 1/17/14, Strike 100.00	25,543	201

		1,184

		2,269

Consumer, Non-cyclical — 0.1%
Beverages — 0.0%
Monster Beverage Corp., Call, Expires 1/17/14, Strike 105.00	25,543	-
The Coca-Cola Co., Call, Expires 1/16/15, Strike 45.00	134,916	157,177

		157,177

Commercial Services — 0.1%
The Western Union Co., Call, Expires 1/17/14, Strike 25.00	25,543	-
Visa Inc., Call, Expires 1/17/14, Strike 190.00	8,275	270,538

		270,538

Health Care – Services — 0.0%
Humana Inc., Call, Expires 1/16/15 Strike 130.00	13,498	44,543
UnitedHealth Group Inc., Call, Expires 1/17/14, Strike 85.00	36,490	1,205

		45,748

Pharmaceuticals — 0.0%
Cubist Pharmaceuticals, Inc., Put, Expires 1/18/14, Strike 55.00	68	952
Merck & Co., Inc., Call, Expires 1/16/15, Strike 55.00	134,916	206,421
Takeda Pharmaceutical Co. Ltd., Call, Expires 1/29/15 Strike 5,108.80 Morgan Stanley & Co. (Japan)	8,000	13,964
Takeda Pharmaceutical Co. Ltd., Call, Expires 10/09/14 Strike 4,906.34 Goldman Sachs International (Japan)	8,148	19,178

		240,515

		713,978

Energy — 0.0%
Oil & Gas — 0.0%
Anadarko Petroleum Corp., Call, Expires 2/22/14, Strike 97.50	104	936
Anadarko Petroleum Corp., Call, Expires 5/16/14, Strike 82.50	33,727	148,399
Anadarko Petroleum Corp., Call, Expires 7/19/14, Strike 85.00	20,290	92,745

The accompanying notes are an integral part of the consolidated financial statements.

22

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
QEP Resources, Inc., Call, Expires 4/17/14, Strike 35.00	33,700	$20,468
TOTAL S.A., Call, Expires 1/17/14, Strike 30.00	3,987	-

		262,548

Oil & Gas Services — 0.0%
Halliburton Co., Call, Expires 1/17/14, Strike 55.00	17,462	1,456

		264,004

Financial — 0.4%
Banks — 0.1%
Bank of America Corp., Call, Expires 1/17/15, Strike 17.00	171,190	201,148

Diversified Financial — 0.3%
3-Month USD LIBOR BBA 2 Year Swaption, Call, Expires 12/17/15, Strike 3.50% (OTC — Goldman Sachs & Co., receive fixed rate); Underlying swap terminates 12/21/23	16,420,000	126,599
3-Month USD LIBOR BBA 5 Year Swaption, Call, Expires 6/03/14, Strike 1.60% (OTC — Goldman Sachs & Co., receive fixed rate); Underlying swap terminates 6/05/19	34,483,913	59,169
3-Month USD LIBOR BBA 5 Year Swaption, Call, Expires 6/03/14, Strike 1.60% (OTC — Goldman Sachs & Co., receive fixed rate); Underlying swap terminates 6/05/19	34,483,313	59,168
3-Month USD LIBOR BBA 5 Year Swaption, Call, Expires 6/04/14, Strike 1.65% (OTC— Deutsche Bank AG, receive fixed rate); Underlying swap terminates 6/06/19	8,612,800	18,833
Citigroup, Inc., Call, Expires 1/16/15, Strike 60.00	47,933	115,758
6-Month Japanese Yen LIBOR rate BBA 5 year Swaption, Put, Expires 12/17/18, Strike 1.60% (OTC — Goldman Sachs & Co., pay fixed rate); Underlying swap terminates 12/19/23	136,980,000	27,866
6-Month Japanese Yen LIBOR rate BBA 5 year Swaption, Put, Expires 4/04/18, Strike 1.07% (OTC — Deutsche Bank AG, pay fixed rate); Underlying swap terminates 4/06/23	143,913,000	31,787
JPMorgan Chase & Co., Call, Expires 1/16/15, Strike 65.00	85,595	201,148
S&P 500 Index, Put, Expires 1/18/14, Strike 1,720.00 Morgan Stanley & Co.	55	10,175

	Units	Value
S&P 500 Index, Put, Expires 1/18/14, Strike 1,740.00	18	$4,140
S&P 500 Index, Put, Expires 2/21/14, Strike 1,740.74 JPMorgan Chase Bank	1,810	16,853
S&P 500 Index, Put, Expires 2/21/14, Strike 1,744.05 BNP Paribas SA	1,930	17,878
S&P 500 Index, Put, Expires 2/21/14, Strike 1,745.90 Credit Suisse International	1,926	18,477
S&P 500 Index, Put, Expires 2/21/14, Strike 1,751.84 Goldman Sachs & Co.	1,910	19,151
SPDR Barclays Capital Aggregate Bond ETF, Call, Expires 1/17/14, Strike 30.00	42,331	-
Topix Index, Call, Expires 03/14/14, Strike 1,271.41	194,810	104,749
Topix Index, Call, Expires 4/11/14, Strike 1,157.50	210,463	291,979
Topix Index, Call, Expires 5/09/14, Strike 1,164.04	1,781	288,325
Topix Index, Call, Expires 6/13/14, Strike 1,153.54	1,405	247,921
Topix Index, Call, Expires 7/11/14, Strike 1,291.10	245,182	158,370
Topix Index, Call, Expires 9/12/14, Strike 1,246.74	193,038	181,478

		1,999,824

Insurance — 0.0%
MetLife, Inc., Call, Expires 1/17/15, Strike 50.00	61	43,920
Prudential Financial, Inc., Call, Expires 1/17/15, Strike 82.50	40	56,600

		100,520

		2,301,492

Industrial — 0.0%
Aerospace & Defense — 0.0%
United Technologies Corp., Call, Expires 1/17/14, Strike 120.00	27,733	1,124

Machinery – Construction & Mining — 0.0%
Caterpillar Inc., Call, Expires 1/17/14, Strike 135.00	47,437	188

Manufacturing — 0.0%
General Electric Co., Call, Expires 1/17/14, Strike 35.00	182,452	624
Siemens AG, Call, Expires 1/16/15, Strike 150.00	16,864	104,557

		105,181

		106,493

The accompanying notes are an integral part of the consolidated financial statements.

23

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Units	Value
Technology — 0.0%
Computers — 0.0%
EMC Corp., Call, Expires 1/17/14, Strike 40.00	127,716	$-
Hewlett-Packard Co., Call, Expires 1/17/14, Strike 30.00	106,747	12,292
International Business Machines Corp., Call, Expires 1/17/14, Strike 295.00	18,975	144
NetApp Inc., Call, Expires 1/17/14, Strike 60.00	59,844	478

		12,914

Semiconductors — 0.0%
Marvell Technology Group Ltd., Call, Expires 1/17/14, Strike 20.00	105,822	-
Broadcom Corp., Call, Expires 1/17/14, Strike 55.00	43,788	-
Intel Corp., Call, Expires 1/17/14, Strike 40.00	182,452	700

		700

Software — 0.0%
Activision Blizzard, Inc., Call, Expires 1/17/14, Strike 20.00	45,248	743
Oracle Corp., Call, Expires 1/16/15, Strike 42.00	67,458	122,436

		123,179

		136,793

TOTAL PURCHASED OPTIONS (Cost $5,230,157)		3,616,236

	Number of Shares
WARRANTS — 0.0%
Financial — 0.0%
Insurance — 0.0%
TFS Corp. Ltd., Expires 7/15/18, Strike 1.28	222,000	59,343

TOTAL WARRANTS (Cost $0)		59,343

TOTAL LONG-TERM INVESTMENTS (Cost $494,428,810)		587,087,528

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 10.0%
Certificate of Deposit — 0.1%
Banco Del Estado De Chile 2.030% 4/02/15	$475,000	$473,927

Sovereign Debt Obligations — 1.6%
Japan Treasury Discount Bill JPY (f) 0.000% 3/17/14	140,000,000	1,329,244
Japan Treasury Discount Bill JPY (f) 0.000% 1/27/14	210,000,000	1,994,024
Japan Treasury Discount Bill JPY (f) 0.000% 2/10/14	180,000,000	1,709,080
Japan Treasury Discount Bill JPY (f) 0.000% 1/15/14	60,000,000	569,728
Mexico Cetes MXN (f) 0.000% 5/29/14	3,431,610	259,257
Mexico Cetes MXN (f) 0.000% 3/20/14	10,270,000	780,869
Mexico Cetes MXN (f) 0.000% 4/03/14	10,260,000	779,056
Mexico Cetes MXN (f) 0.000% 4/30/14	4,788,700	362,697
Mexico Cetes MXN (f) 0.000% 3/20/14	3,420,000	260,015
Mexico Cetes MXN (f) 0.000% 5/15/14	5,471,888	413,755
Mexico Cetes MXN (f) 0.000% 4/30/14	8,974,360	679,451
Mexico Cetes MXN (f) 0.000% 1/09/14	8,477,140	648,710
Mexico Cetes MXN (f) 0.000% 2/06/14	9,386,000	716,104

		10,501,990

Time Deposits — 0.0%
Brown Brothers Time Deposit 0.030% 1/02/14	63,453	63,453

U.S. Treasury Bills — 8.3%
U.S. Treasury Bill 0.000% 2/13/14	1,400,000	1,399,992
U.S. Treasury Bill 0.000% 2/06/14	1,000,000	999,980
U.S. Treasury Bill 0.000% 1/16/14	2,200,000	2,199,968
U.S. Treasury Bill 0.000% 2/06/14	800,000	799,972
U.S. Treasury Bill 0.000% 1/16/14	500,000	499,992
U.S. Treasury Bill 0.000% 2/06/14	3,800,000	3,799,791
U.S. Treasury Bill 0.000% 5/01/14	17,000,000	16,996,742

The accompanying notes are an integral part of the consolidated financial statements.

24

MassMutual Select BlackRock Global Allocation Fund – Consolidated Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Bill 0.000% 5/15/14	$17,000,000	$16,996,362
U.S. Treasury Bill 0.000% 5/01/14	1,000,000	999,783
U.S. Treasury Bill 0.000% 4/10/14	2,000,000	1,999,615
U.S. Treasury Bill 0.000% 5/08/14	1,300,000	1,299,679
U.S. Treasury Bill 0.000% 2/13/14	2,000,000	1,999,825
U.S. Treasury Bill 0.000% 4/03/14	1,500,000	1,499,693
U.S. Treasury Bill 0.000% 6/19/14	3,000,000	2,998,803

		54,490,197

TOTAL SHORT-TERM INVESTMENTS (Cost $65,872,363)		65,529,567

TOTAL INVESTMENTS — 99.6% (Cost $560,301,173) (k)		652,617,095

Other Assets/(Liabilities) — 0.4%		2,318,090

NET ASSETS — 100.0%		$654,935,185

Notes to Consolidated Portfolio of Investments

ADR	American Depositary Receipt
ADS	American Depositary Share
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
ETF	Exchange-Traded Fund
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
SGD	Singapore Dollar
VRN	Variable Rate Note
(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2013, these securities amounted to a value of $7,986,411 or 1.22% of net assets.
(c)	These securities are held as collateral for written options. (Note 2).
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2013, these securities amounted to a value of $11,973,261 or 1.83% of net assets.
(e)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, these securities amounted to a value of $16,891,489 or 2.58% of net assets.
(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(g)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2013, these securities amounted to a value of $336,410 or 0.05% of net assets.
(h)	Restricted security. Certain securities are restricted as to resale. At December 31, 2013, these securities amounted to a value of $2,304,473 or 0.35% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(i)	This security is held as collateral for securities sold short. (Note 2).
(j)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(k)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the consolidated financial statements.

25

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (Note 2) (a)	$587,087,528
Short-term investments, at value (Note 2) (b)	65,529,567

Total investments	652,617,095

Foreign currency, at value (c)	272,746
Receivables from:
Investments sold	5,080,588
Collateral held for open futures contracts (Note 2)	910,000
Collateral held for open swap agreements (Note 2)	285,000
Open forward foreign currency contracts (Note 2)	1,019,548
Investment adviser	82,298
Fund shares sold	1,228,508
Interest and dividends	1,891,689
Foreign taxes withheld	247,640
Open swap agreements, at value (Note 2)	116,535

Total assets	663,751,647

Liabilities:
Payables for:
Investments purchased	3,896,847
Written options outstanding, at value (Note 2) (d)	1,499,680
Open forward foreign currency contracts (Note 2)	153,658
Fund shares repurchased	1,824
Interest and dividends	5,350
Open swap agreements, at value (Note 2)	96,460
Trustees’ fees and expenses (Note 3)	81,222
Variation margin on open derivative instruments (Note 2)	162,662
Collateral pledged for open swap agreements (Note 2)	1,900,000
Collateral pledged for securities sold short	256,390
Affiliates (Note 3):
Investment management fees	458,955
Administration fees	40,569
Service fees	5,318
Due to custodian	45,692
Accrued expense and other liabilities	211,835

Total liabilities	8,816,462

Net assets	$654,935,185

Net assets consist of:
Paid-in capital	$556,530,572
Distributions in excess of net investment income	(394,766)
Accumulated net realized gain (loss) on investments and foreign currency transactions	7,099,690
Net unrealized appreciation (depreciation) on investments and foreign currency translations	91,699,689

Net assets	$654,935,185

(a) Cost of investments:	$494,428,810
(b) Cost of short-term investments:	$65,872,363
(c) Cost of foreign currency:	$273,155
(d) Premiums on written options:	$1,138,223

The accompanying notes are an integral part of the consolidated financial statements.

26

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

December 31, 2013

Class S shares:
Net assets	$615,382,501

Shares outstanding (a)	52,401,046

Net asset value, offering price and redemption price per share	$11.74

Class Y shares:
Net assets	$11,657,878

Shares outstanding (a)	993,075

Net asset value, offering price and redemption price per share	$11.74

Class L shares:
Net assets	$19,050,691

Shares outstanding (a)	1,584,085

Net asset value, offering price and redemption price per share	$12.03

Class A shares:
Net assets	$8,844,115

Shares outstanding (a)	756,682

Net asset value and redemption price per share	$11.69

Offering price per share (100/[100-maximum sales charge] of net asset value)	$12.40

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

27

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended December 31, 2013

Investment income (Note 2):
Dividends (a)	$8,325,517
Interest	3,557,226

Total investment income	11,882,743

Expenses (Note 3):
Investment management fees	5,059,071
Custody fees	460,922
Dividend expense on short sales	5,205
Audit fees	120,018
Legal fees	9,931
Proxy fees	1,028
Shareholder reporting fees	43,897
Trustees’ fees	49,482
Subsidiary administration fees	29,815

5,779,369
Administration fees:
Class S	291,532
Class Y	22,464
Class L	61,339
Class A	22,593
Service fees:
Class A	18,827

Total expenses	6,196,124
Expenses waived (Note 3):
Class S fees reimbursed by adviser	(552,930)
Class Y fees reimbursed by adviser	(14,202)
Class L fees reimbursed by adviser	(19,390)
Class A fees reimbursed by adviser	(7,142)
Class S administrative fees waived	(255)
Class Y administrative fees waived	(7)
Class L administrative fees waived	(9)
Class A administrative fees waived	(3)
Class S management fees waived	(47,437)
Class Y management fees waived	(1,218)
Class L management fees waived	(1,663)
Class A management fees waived	(613)
Subsidiary expenses waived (Note 3)	(58,554)

Net expenses	5,492,701

Net investment income (loss)	6,390,042

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	28,379,992
Futures contracts	(379,298)
Written options	1,923,263
Securities sold short	(267,273)
Swap agreements	(568,371)
Foreign currency transactions	2,962,194

Net realized gain (loss)	32,050,507

Net change in unrealized appreciation (depreciation) on:
Investment transactions	48,443,332
Futures contracts	(1,068,470)
Written options	(659,210)
Swap agreements	(194,689)
Translation of assets and liabilities in foreign currencies	575,163

Net change in unrealized appreciation (depreciation)	47,096,126

Net realized gain (loss) and change in unrealized appreciation (depreciation)	79,146,633

Net increase (decrease) in net assets resulting from operations	$85,536,675

(a) Net of withholding tax of:	$338,318

The accompanying notes are an integral part of the consolidated financial statements.

28

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,390,042	$8,885,997
Net realized gain (loss) on investment transactions	32,050,507	977,171
Net change in unrealized appreciation (depreciation) on investments	47,096,126	46,076,106

Net increase (decrease) in net assets resulting from operations	85,536,675	55,939,274

Distributions to shareholders (Note 2):
From net investment income:
Class S	(7,665,490)	(8,985,100)
Class Y	(126,870)	(249,972)
Class L	(177,667)	(349,768)
Class A	(73,326)	(79,199)

Total distributions from net investment income	(8,043,353)	(9,664,039)

From net realized gains:
Class S	(20,384,732)	(1,380,435)
Class Y	(383,749)	(36,645)
Class L	(613,968)	(62,442)
Class A	(293,458)	(15,048)

Total distributions from net realized gains	(21,675,907)	(1,494,570)

Net fund share transactions (Note 5):
Class S	16,215,029	(21,325,927)
Class Y	(5,917,479)	14,429,540
Class L	(6,165,596)	21,811,385
Class A	2,176,404	3,691,231

Increase (decrease) in net assets from fund share transactions	6,308,358	18,606,229

Total increase (decrease) in net assets	62,125,773	63,386,894
Net assets
Beginning of year	592,809,412	529,422,518

End of year	$654,935,185	$592,809,412

Distributions in excess of net investment income included in net assets at end of year	$(394,766)	$(1,691,881)

The accompanying notes are an integral part of the consolidated financial statements.

29

MassMutual Select BlackRock Global Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return[l,m]
Class S
12/31/13[w]	$10.73	$0.12		$1.44	$1.56	$(0.15)	$(0.40)	$-	$(0.55)	$11.74	14.65%
12/31/12[w]	9.93	0.17		0.84	1.01	(0.18)	(0.03)	-	(0.21)	10.73	10.13%
12/31/11[w]	10.79	0.19		(0.63)	(0.44)	(0.24)	(0.18)	-	(0.42)	9.93	(4.07%	)
12/31/10	9.90	0.16		0.83	0.99	(0.10)	-	-	(0.10)	10.79	10.03%
12/31/09[g]	10.00	0.01		(0.11)	(0.10)	-	-	(0.00)[d]	(0.00)[d]	9.90	(0.96%	)[b]
Class Y
12/31/13[w]	$10.72	$0.11		$1.44	$1.55	$(0.13)	$(0.40)	$-	$(0.53)	$11.74	14,48%
12/31/12[w]	9.93	0.15		0.85	1.00	(0.18)	(0.03)	-	(0.21)	10.72	10.10%
12/31/11[w]	10.78	0.18		(0.63)	(0.45)	(0.22)	(0.18)	-	(0.40)	9.93	(4.15%	)
12/31/10	9.90	0.16		0.82	0.98	(0.10)	-	-	(0.10)	10.78	9.93%
12/31/09[g]	10.00	0.00	[d]	(0.10)	(0.10)	-	-	(0.00)[d]	(0.00)[d]	9.90	(0.97%	)[b]
Class L
12/31/13[w]	$10.98	$0.09		$1.48	$1.57	$(0.12)	$(0.40)	$-	$(0.52)	$12.03	14.36%
12/31/12[w]	10.17	0.14		0.87	1.01	(0.17)	(0.03)	-	(0.20)	10.98	9.86%
12/31/11[w]	10.79	0.16		(0.59)	(0.43)	(0.01)	(0.18)	-	(0.19)	10.17	(3.91%	)
12/31/10	9.90	0.13		0.83	0.96	(0.07)	-	-	(0.07)	10.79	9.66%
12/31/09[g]	10.00	0.01		(0.11)	(0.10)	-	-	(0.00)[d]	(0.00)[d]	9.90	(0.98%	)[b]
Class A
12/31/13[w]	$10.69	$0.06		$1.44	$1.50	$(0.10)	$(0.40)	$-	$(0.50)	$11.69	14.13%
12/31/12[w]	9.91	0.11		0.84	0.95	(0.14)	(0.03)	-	(0.17)	10.69	9.57%
12/31/11[w]	10.77	0.13		(0.63)	(0.50)	(0.18)	(0.18)	-	(0.36)	9.91	(4.53%	)
12/31/10	9.90	0.11		0.84	0.95	(0.08)	-	-	(0.08)	10.77	9.46%
12/31/09[g]	10.00	0.00	[d]	(0.10)	(0.10)	-	-	-	-	9.90	(1.00%	)[b]

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	66%	61%	43%	46%	21%[b,q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
f	Amount is less than $500.
g	For the period ended December 1, 2009 (commencement of operations) through December 31, 2009.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 3% including securities received from subscriptions in-kind.
w	Consolidated.
x	Excludes short sale dividend and loan expense.
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Consolidated Statement of Operations.
z	Includes short sale dividend and loan expense.

The accompanying notes are an integral part of the consolidated financial statements.

30

Ratios / Supplemental Data
Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers[x]	Ratio of expenses to average daily net assets after expense waivers[j,x]	Short sale dividend and loan expense to average daily net assets[y]	Ratio of expenses to average daily net assets before expense waivers[z]	Ratio of expenses to average daily net assets after expense waivers[j,z]	Net investment income (loss) to average daily net assets[z]

$615,383		0.97%	0.86%	0.00%[e]	0.97%	0.86%	1.04%
547,436		1.00%	0.86%	N/A	1.00%	0.86%	1.57%
526,621		0.95%	0.86%	0.00%[e]	0.95%	0.86%	1.77%
556,739		0.95%	0.86%	0.00%[e]	0.95%	0.86%	1.54%
462,500		1.33%[a]	0.86%[a]	N/A	1.33%[a]	0.86%[a]	0.84%[a]

$11,658		1.07%	0.96%	0.00%[e]	1.07%	0.96%	0.98%
16,060		1.10%	0.96%	N/A	1.10%	0.96%	1.45%
786		1.05%	0.96%	0.00%[e]	1.05%	0.96%	1.63%
1,524		1.05%	0.96%	0.00%[e]	1.05%	0.96%	1.52%
99		1.43%[a]	0.96%[a]	N/A	1.43%[a]	0.96%[a]	0.49%[a]

$19,051		1.22%	1.11%	0.00%[e]	1.22%	1.11%	0.79%
23,253		1.25%	1.11%	N/A	1.25%	1.11%	1.29%
0	[f]	1.17%	1.10%	0.00%[e]	1.17%	1.10%	1.42%
10,852		1.20%	1.11%	0.00%[e]	1.20%	1.11%	1.29%
9,702		1.58%[a]	1.11%[a]	N/A	1.58%[a]	1.11%[a]	0.64%[a]

$8,844		1.47%	1.36%	0.00%[e]	1.47%	1.36%	0.53%
6,060		1.50%	1.36%	N/A	1.50%	1.36%	1.07%
2,015		1.45%	1.36%	0.00%[e]	1.45%	1.36%	1.24%
2,432		1.45%	1.36%	0.00%[e]	1.45%	1.36%	1.10%
99		1.83%[a]	1.36%[a]	N/A	1.83%[a]	1.36%[a]	0.08%[a]

31

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Select BlackRock Global Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of December 31, 2013, the Fund’s net assets were $654,935,185, of which $6,522,972 or 1.00%, represented the Fund’s ownership of the shares of the Subsidiary.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading (a “business day”). The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever the Fund’s investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors,

32

Notes to Consolidated Financial Statements (Continued)

such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset value. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

33

Notes to Consolidated Financial Statements (Continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset value.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

34

Notes to Consolidated Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2013, for the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Asset Investments
Common Stock	$242,584,423	$184,961,094 *	$4,556,870	$432,102,387
Convertible Preferred Stock	363,678	-	-	363,678
Preferred Stock	5,688,233	4,900,961	629,046	11,218,240
Bank Loans	-	8,308,536	-	8,308,536
Corporate Debt	-	44,438,938	2,946,304	47,385,242
Sovereign Debt Obligations	-	35,024,385	-	35,024,385
U.S. Treasury Obligations	-	41,286,715	-	41,286,715
Mutual Funds	7,722,766	-	-	7,722,766
Purchased Options	205,143	3,411,093	-	3,616,236
Warrants	-	-	59,343	59,343
Short-Term Investments	-	65,529,567	-	65,529,567

Total Investments	$256,564,243	$387,861,289	$8,191,563	$652,617,095

Asset Derivatives
Forward Contracts	$-	$1,019,548	$-	$1,019,548
Swap Agreements	-	116,535	-	116,535

Total	$-	$1,136,083	$-	$1,136,083

Liability Derivatives
Forward Contracts	$-	$(153,658)	$-	$(153,658)
Futures Contracts	(1,029,767)	-	-	(1,029,767)
Swap Agreements	-	(523,989)	-	(523,989)
Written Options	(903,964)	(595,716)	-	(1,499,680)

Total	$(1,933,731)	$(1,273,363)	$-	$(3,207,094)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following table shows certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2013.

Consolidated Statement of Assets and Liabilities location:
Receivables from:
Collateral held for open futures contracts
Collateral held for open swap agreements
Payables for:
Collateral pledged for open swap agreements
Collateral pledged for securities sold short

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In*		Transfers Out*
Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
$-	$62,073	$(62,073)	$-

*	The Fund recognizes transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as inputs were less observable.

35

Notes to Consolidated Financial Statements (Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 12/31/2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still held as of 12/31/2013
Common Stock	$1,259,195	$-	$(484,555)	$3,360,264	$421,966	$- ††	$-	$-	$4,556,870	$2,875,710
Preferred Stock	-	-	-	64,538	564,508	-	-	-	629,046	64,538
Corporate Debt†	3,362,492	-	253,700	(514,874)	-	(796,845)	-	-	2,304,473	(454,374)
Corporate Debt	596,862	-	-	(1,399)	46,368	-	-	-	641,831	(1,399)
Warrants	6,927	-	-	52,416	-	-	-	-	59,343	52,416

	$5,225,476	$-	$(230,855)	$2,960,945	$1,032,842	$(796,845)	$-	$-	$8,191,563	$2,536,891

*	The Fund recognizes transfers between the Levels as of the beginning of the year.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents security at $0 value at the time of sale.

The Fund had no transfers in or out of Level 3 of the fair value hierarchy during the year ended December 31, 2013.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the year ended December 31, 2013. The following table shows how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	A

Futures Contracts**
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	A

Interest Rate Swaps***
Hedging/Risk Management	A
Duration Management	A
Substitution for Direct Investment	A

Total Return Swaps****
Hedging/Risk Management	M

36

Notes to Consolidated Financial Statements (Continued)

Type of Derivative and Objective for Use
Total Return Swaps (Continued)****
Duration/Credit Quality Management	M
Substitution for Direct Investment	A
Market Access	A

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A
Duration/Credit Quality Management	M
Substitution for Direct Investment	M

Options (Purchased)
Hedging/Risk Management	A
Duration/Credit Quality Management	A
Substitution for Direct Investment	A
Directional Investment	A

Options (Written)
Hedging/Risk Management	A
Income	A
Directional Investment	A

Rights and Warrants
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Directional Investment	A
Result of a Corporate Action	A
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.
****	Includes any index swaps, if applicable.

At December 31, 2013, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Derivatives
Forward Contracts*	$-	$-	$1,019,548	$-	$1,019,548
Swap Agreements*	-	116,535	-	-	116,535
Purchased Options*	-	3,292,814	-	323,422	3,616,236
Warrants*	-	59,343	-	-	59,343

Total Value	$-	$3,468,692	$1,019,548	$323,422	$4,811,662

Liability Derivatives
Forward Contracts^	$-	$-	$(153,658)	$-	$(153,658)
Futures Contracts^^	-	(1,029,767)	-	-	(1,029,767)
Swap Agreements^	-	-	-	(96,460)	(96,460)
Swap Agreements^^,^^^	(395,522)	-	-	(32,007)	(427,529)
Written Options^	-	(175,579)	-	(420,137)	(595,716)
Written Options^^^	-	(903,964)	-	-	(903,964)

Total Value	$(395,522)	$(2,109,310)	$(153,658)	$(548,604)	$(3,207,094)

37

Notes to Consolidated Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Realized Gain (Loss)#
Forward Contracts	$-	$-	$3,118,030	$-	$3,118,030
Futures Contracts	-	(379,298)	-	-	(379,298)
Swap Agreements	(450,587)	28,417	-	(146,201)	(568,371)
Purchased Options	-	1,391,137	(360,270)	157,578	1,188,445
Written Options	-	1,639,638	68,093	215,532	1,923,263
Rights	-	(2,961)	-	-	(2,961)
Warrants	-	(33,373)	-	-	(33,373)

Total Realized Gain (Loss)	$(450,587)	$2,643,560	$2,825,853	$226,909	$5,245,735

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$597,401	$-	$597,401
Futures Contracts	-	(1,068,470)	-	-	(1,068,470)
Swap Agreements	(73,005)	37,251	-	(158,935)	(194,689)
Purchased Options	-	182,969	193,324	(384,781)	(8,488)
Written Options	-	(518,599)	(45,874)	(94,737)	(659,210)
Warrants	-	85,715	-	-	85,715

Total Change in Appreciation (Depreciation)	$(73,005)	$(1,281,134)	$744,851	$(638,453)	$(1,247,741)

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$72,540,374	$-	$72,540,374
Futures Contracts	-	237	-	-	237
Swap Agreements	$6,242,161	$1,143,333	$-	$819,736,352	$827,121,846
Purchased Options	-	4,753,821	5,566,143	183,183,658	193,503,622
Written Options	-	377,082	4,027,000	142,635,659	147,039,741
Rights	-	88,356	-	-	88,356
Warrants	-	227,550	-	-	227,550

*	Consolidated Statement of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward foreign currency contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Consolidated Statement of Assets and Liabilities.
^^^	Represents centrally cleared swaps or exchange-traded written options, which are not subject to a master netting agreement.
#	Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2013.

Further details regarding the derivatives and other investments held by the Fund during the year ended December 31, 2013, are discussed below.

38

Notes to Consolidated Financial Statements (Continued)

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund as of December 31, 2013.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Bank of America N.A.	$113,252	$-	$(113,252)	$-
Barclays Bank PLC	94,210	(17,279)	-	76,931
BNP Paribas SA	118,257	(81,259)	-	36,998
Brown Brothers Harriman & Co.	148	(148)	-	-
Citibank N.A.	36,828	-	-	36,828
Credit Suisse International	84,596	(78,141)	-	6,455
Deutsche Bank AG	129,738	(129,738)	-	-
Goldman Sachs Capital	77,195	-	-	77,195
Goldman Sachs International	98,627	(98,627)	-	-
Morgan Stanley Capital Services, Inc.	150,358	(1,985)	-	148,373
UBS AG	232,874	(27,778)	-	205,096

	$1,136,083	$(434,955)	$(113,252)	$587,876

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Fund as of December 31, 2013.

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Barclays Bank PLC	$(17,279)	$17,279	$-	$-
BNP Paribas SA	(81,259)	81,259	-	-
Brown Brothers Harriman & Co.	(16,605)	148	-	(16,457)
Credit Suisse International	(78,141)	78,141	-	-
Deutsche Bank AG	(151,198)	129,738	-	(21,460)
Goldman Sachs International	(431,619)	98,627	-	(332,992)
JP Morgan Chase Bank	(39,970)	-	-	(39,970)
Morgan Stanley Capital Services, Inc.	(1,985)	1,985	-	-
UBS AG	(27,778)	27,778	-	-

	$(845,834)	$434,955	$-	$(410,879)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Consolidated Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

The Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject

39

Notes to Consolidated Financial Statements (Continued)

to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If the Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a forward contract with respect to that currency. The Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

The Fund had the following open forward foreign currency contracts at December 31, 2013. The Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contract to Buy
AUD	1,298,000	Morgan Stanley Capital Services, Inc.	01/24/14	$1,152,806	$4,587

Contracts to Deliver
JPY	142,529,163	Bank of America N.A.	01/09/14	$1,431,533	$78,096
JPY	142,219,823	Bank of America N.A.	02/06/14	1,385,834	35,156

				2,817,367	113,252

EUR	925,000	Barclays Bank PLC	01/17/14	1,255,234	(17,279)
JPY	116,794,880	Barclays Bank PLC	01/23/14	1,166,556	57,415

				2,421,790	40,136

EUR	333,461	BNP Paribas SA	01/09/14	447,966	(10,774)
JPY	141,243,319	BNP Paribas SA	01/16/14	1,379,822	38,550

				1,827,788	27,776

BRL	69,854	Brown Brothers Harriman & Co.	01/02/14	29,757	148
EUR	569,500	Brown Brothers Harriman & Co.	01/13/14	773,734	(9,724)
GBP	237,000	Brown Brothers Harriman & Co.	01/13/14	385,553	(6,881)

				1,189,044	(16,457)

40

Notes to Consolidated Financial Statements (Continued)

		Counterparty	Settlement Date		In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Deliver (Continued)
EUR	722,000	Credit Suisse International	02/06/14		$994,050	$810
JPY	76,577,182	Credit Suisse International	01/16/14		747,824	20,633
JPY	135,120,150	Credit Suisse International	01/17/14		1,322,076	38,945
MXN	13,690,000	Credit Suisse International	03/20/14		1,051,295	9,165
MXN	10,260,000	Credit Suisse International	04/03/14		790,471	10,287
MXN	4,788,700	Credit Suisse International	04/30/14		368,135	4,756

					5,273,851	84,596

BRL	1,556,986	Deutsche Bank AG	01/30/14		666,860	11,399
EUR	463,000	Deutsche Bank AG	01/24/14		626,469	(10,474)
EUR	481,000	Deutsche Bank AG	02/06/14		662,145	444
GBP	1,635,300	Deutsche Bank AG	01/24/14		2,638,835	(68,763)
JPY	180,000,000	Deutsche Bank AG	02/10/14		1,827,411	117,895

					6,421,720	50,501

JPY	142,221,040	Goldman Sachs Capital	01/09/14		1,427,707	77,195
JPY	138,423,990	Goldman Sachs International	01/17/14		1,356,367	41,862
JPY	199,231,542	Goldman Sachs International	01/31/14		1,948,837	56,765

					4,732,911	175,822

AUD	1,298,000	Morgan Stanley Capital Services, Inc.	01/24/14		1,211,579	54,187
BRL	1,480,622	Morgan Stanley Capital Services, Inc.	01/31/14		621,171	(1,985)
EUR	1,155,000	Morgan Stanley Capital Services, Inc.	01/30/14		1,589,141	228
JPY	280,184,044	Morgan Stanley Capital Services, Inc.	02/07/14		2,714,988	54,034
JPY	140,000,000	Morgan Stanley Capital Services, Inc.	03/17/14		1,359,989	30,118
MXN	8,974,360	Morgan Stanley Capital Services, Inc.	04/30/14		684,517	3,520
MXN	5,471,880	Morgan Stanley Capital Services, Inc.	05/15/14		418,423	3,684

					8,599,808	143,786

EUR	1,156,700	UBS AG	02/06/14		1,592,195	948
JPY	60,000,000	UBS AG	01/15/14		614,125	44,357
JPY	46,563,715	UBS AG	01/23/14		458,000	15,808
JPY	210,000,000	UBS AG	01/27/14		2,128,867	134,566
JPY	98,482,319	UBS AG	01/30/14		958,932	23,665
MXN	8,477,140	UBS AG	01/09/14		660,630	11,679
MXN	9,386,000	UBS AG	02/06/14		689,124	(27,778)
MXN	3,431,610	UBS AG	05/29/14		261,667	1,851

					7,363,540	205,096

Cross Currency Forwards
EUR	1,134,000	Barclays Bank PLC	01/31/14	JPY	160,392,960	$36,795

AUD Australian Dollar	GBP British Pound
BRL Brazilian Real	JPY Japanese Yen
EUR Euro	MXN Mexican Peso

41

Notes to Consolidated Financial Statements (Continued)

Futures Contracts

The Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. The Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund had the following open futures contracts at December 31, 2013:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Futures Contracts — Short
CAC 40 Index	01/17/14	5	$(295,672)	$(13,046)
Nikkei 225 Index	03/13/14	50	(3,879,024)	(85,407)
DAX Index	03/21/14	1	(330,357)	(13,966)
Euro Stoxx 50 Index	03/21/14	225	(9,620,266)	(328,805)
FTSE 100 Index	03/21/14	14	(1,552,701)	(34,404)
Mini MSCI	03/21/14	170	(8,642,800)	(234,868)
S&P 500 E Mini Index	03/21/14	143	(13,163,865)	(319,271)

				$(1,029,767)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

42

Notes to Consolidated Financial Statements (Continued)

Interest Rate Swaps. When the Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. The Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. The Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If the Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

43

Notes to Consolidated Financial Statements (Continued)

Swaptions. The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. The Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on the Fund’s Consolidated Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Fund’s Consolidated Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on the Fund’s Consolidated Statement of Operations. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Consolidated Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Consolidated Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Consolidated Statement of Operations as realized gains and losses, respectively.

The Fund had the following open swap agreements at December 31, 2013. The Fund’s current exposure to a counterparty is the fair value of the agreement.

Currency	Notional Amount	Expiration Date	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Buy Protection*
Centrally Cleared Swaps
USD	4,642,000	12/20/18	(5.000)%	CDX.NA.HY. 21.V1†	$(76,492)	$(319,030)	$(395,522)

44

Notes to Consolidated Financial Statements (Continued)

Counterparty	Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps*
OTC Swaps
Deutsche Bank AG	USD	3,651,715	9/27/16	3-Month USD-LIBOR-BBA	Fixed 1.010%	$(11,857)	$-	$(11,857)
Goldman Sachs International	USD	14,083,000	9/28/16	3-Month USD-LIBOR-BBA	Fixed 0.998%	(47,811)	-	(47,811)
JP Morgan Chase Bank	USD	3,601,400	9/17/15	Fixed 0.500%	3-Month USD-LIBOR-BBA	(5,297)	-	(5,297)
JP Morgan Chase Bank	USD	1,459,400	9/17/18	3-Month USD-LIBOR-BBA	Fixed 1.188%	(31,495)	-	(31,495)

						(96,460)	-	(96,460)

Centrally Cleared Swaps
	USD	6,910,000	11/13/19	3-Month USD-LIBOR-BBA	Fixed 3.910%	(16,378)	62	(16,316)
	USD	6,910,000	11/13/19	3-Month USD-LIBOR-BBA	Fixed 3.920%	(15,753)	62	(15,691)

						(32,131)	124	(32,007)

Total Return Swaps
BNP Paribas SA	JPY	120,000	3/31/16	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	15,155	-	15,155
BNP Paribas SA	JPY	120,000	3/31/16	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	10,027	-	10,027
BNP Paribas SA	JPY	110,000	3/31/17	Notional amount at expiration date × Strike Price	Gross dividends on NIKKEI 225 Index x notional amount	29,874	-	29,874
BNP Paribas SA	JPY	110,000	3/31/17	Number of Baskets x Fixed Strike	Gross dividends on NIKKEI 225 Index x notional amount	24,651	-	24,651

						79,707	-	79,707

Citibank N.A.	KRW	10,000,000	3/13/14	Notional amount at expiration date × Strike Price	Gross dividends on KOSPI2 Index x notional amount	36,828	-	36,828

JPY	Japanese Yen
KRW	South Korean Won
USD	U.S. Dollar
*	Collateral for swap agreements held by Citibank N.A. amounted to $285,000 in cash at December 31, 2013. Collateral for swap agreements received from Bank of America N.A., Deutsche Bank AG, and Goldman Sachs International amounted to $600,000, $600,000, and $700,000 in cash, respectively, at December 31, 2013.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

Options, Rights, and Warrants

The Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. The Fund may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio of debt securities or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. The Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When the Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security the Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security the Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. The Fund may not be able to close out a call option that it has previously written.

45

Notes to Consolidated Financial Statements (Continued)

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. The Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. The Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by the Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by the Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between the Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result the Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. The Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

46

Notes to Consolidated Financial Statements (Continued)

When the Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

The Fund had the following open written option contracts at December 31, 2013. The Fund’s current exposure to a counterparty is the fair value of the contract.

OTC Counterparty	Units	Expiration Date	Description	Premiums Received	Value
	14	2/22/14	Ace Ltd., Call, Strike 92.50	$3,460	$14,840
	137	4/19/14	Consol Energy, Inc., Put, Strike 35.00	40,344	18,906
	139	3/22/14	Dresser-Rand Group, Inc., Put, Strike 60.00	71,331	41,005
	51	4/19/14	EOG Resources, Inc., Put, Strike 165.00	52,665	43,911
	137	1/18/14	Marathon Petroleum Corp., Call, Strike 77.50	58,737	195,499
	102	4/19/14	Marathon Petroleum Corp., Call, Strike 80.00	58,484	136,884
	68	4/19/14	Marathon Petroleum Corp., Call, Strike 85.00	34,595	68,680
	104	4/19/14	Marathon Petroleum Corp., Put, Strike 62.50	61,139	2,600
	104	4/19/14	Marathon Petroleum Corp., Put, Strike 65.00	67,511	5,200
	138	5/17/14	Phillips 66, Put, Strike 57.50	79,982	6,900
	140	1/18/14	Pultegroup, Inc., Put, Strike 15.00	9,516	140
	37	1/18/14	S&P 500 Index, Call, Strike 1,800.00	57,238	204,610
	36	1/18/14	S&P 500 Index, Call, Strike 1,825.00	44,891	117,000
	15	1/18/14	Travelers Cos., Inc., Call, Strike 82.50	4,529	12,450
	38	1/18/14	Williams Sonoma, Inc., Call, Strike 52.50	7,137	21,280
	27	1/18/14	Williams Sonoma, Inc., Call, Strike 55.00	5,723	9,180
	41	4/19/14	XL Group PLC, Call, Strike 32.00	4,800	4,879
BNP Paribas SA	1,930	2/21/14	S&P 500 Index, Call, Strike 1,841.93	25,760	66,900
BNP Paribas SA	1,930	2/21/14	S&P 500 Index, Put, Strike 1,566.08	11,678	3,585
Credit Suisse International	1,926	2/21/14	S&P 500 Index, Call, Strike 1,834.98	29,660	74,605
Credit Suisse International	1,926	2/21/14	S&P 500 Index, Put, Strike 1,567.75	12,326	3,536
Deutsche Bank AG	17,462	1/17/14	Halliburton Co., Call, Strike 55.00	16,938	1,456
Deutsche Bank AG	8,612,800	6/04/14	3-Month USD LIBOR BBA 5 Year Swaption, Put, Strike 2.30% (receive fixed rate); Underlying swap terminates 6/06/19	48,232	58,648
Goldman Sachs International	1,910	2/21/14	S&P 500 Index, Put, Strike 1,573.08	9,560	3,617
Goldman Sachs International	33,700	4/17/14	QEP Resources, Inc., Put, Strike 25.00	15,165	18,702
Goldman Sachs International	10,388,607	6/03/14	3-Month USD LIBOR BBA 5 Year Swaption, Put, Strike 2.25% (receive fixed rate); Underlying swap terminates 6/05/19	53,231	78,245
Goldman Sachs International	17,241,958	6/03/14	3-Month USD LIBOR BBA 5 Year Swaption, Put, Strike 2.25% (receive fixed rate); Underlying swap terminates 6/05/19	93,107	129,864
Goldman Sachs International	16,420,000	12/17/15	3-Month USD LIBOR BBA 2 Year Swaption, Put, Strike 5.75% (receive fixed rate); Underlying swap terminates 12/21/23	150,517	153,380
JP Morgan Chase Bank	1,810	2/21/14	S&P 500 Index, Put, Strike 1,563.12	9,967	3,178

				$1,138,223	$1,499,680

USD	United States Dollar

47

Notes to Consolidated Financial Statements (Continued)

Transactions in written option contracts during the year ended December 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	222,549,128	$1,630,144
Options written	162,448,332	4,391,628
Options terminated in closing purchase transactions	(109,499,782)	(3,516,828)
Options expired	(222,766,970)	(1,018,557)
Options exercised	(3,421)	(348,164)

Options outstanding at December 31, 2013	52,727,287	$1,138,223

Bank Loans

The Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. The Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by the Fund. The Fund may also invest in loans through novations, assignments, and participation interests. In a novation, the Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When the Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If the Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, the Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2013, the Fund had no unfunded loan commitments.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, which could be unlimited, in cases where the Fund is unable for whatever reason to close out its short position; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the

48

Notes to Consolidated Financial Statements (Continued)

interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although the Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Fund records on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Fund records a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and dividend expense are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any one share class of the Fund are prorated among the Fund’s classes based on the relative net assets of each.

49

Notes to Consolidated Financial Statements (Continued)

Foreign Securities

The Fund invests a significant amount of its assets in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Management Fee and Other Transactions

Investment Management Fee

Under an agreement between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of the Fund, MassMutual is responsible for providing investment management services for the Fund. In return for these services, MassMutual receives an advisory fee, based upon the Fund’s average daily net assets, at the annual rate of 0.80% on the first $750 million; and 0.75% on any excess over $750 million.

MassMutual has also entered into an investment subadvisory agreement with the unaffiliated investment subadviser, BlackRock Investment Management, LLC (“BlackRock”). MassMutual pays a subadvisory fee to this subadviser based upon the average daily net assets of the Fund.

The Fund’s subadvisory fee is paid by MassMutual out of the management fee previously disclosed above.

BlackRock provides investment management services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to BlackRock based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MassMutual pays BlackRock in respect of the Fund. The amount of the fee payable by MassMutual to BlackRock in respect of the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock for that period. Under the Fund’s investment management agreement, the amount of the advisory fee payable by the Fund to MassMutual in respect of any period is also reduced by the amount of the advisory fee payable by the Subsidiary to BlackRock in respect of that period. The amount of the reduction to the Fund’s advisory fee is reflected as a reduction of expenses on the Consolidated Statement of Operations.

50

Notes to Consolidated Financial Statements (Continued)

Administration Fees

Under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates:

Class S	Class Y	Class L	Class A
0.0500%	0.1500%	0.3000%	0.3000%

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect of certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Fund, Class A shares of the Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. For the period January 1, 2013 through May 31, 2013, OppenheimerFunds Distributor, Inc. acted as a sub-distributor to the Fund. OppenheimerFunds Distributor, Inc. is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class S*	Class Y*	Class L*	Class A*
0.86%	0.96%	1.11%	1.36%

#	Acquired Fund fees and expenses are expenses borne indirectly by the Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through March 31, 2014.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Rebated Brokerage Commissions

The Fund has entered into agreements with certain brokers whereby the brokers will rebate to the Fund, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Fund and are included with realized gain or loss on investment transactions presented in the Consolidated Statement of Operations. For the year ended December 31, 2013, there were no brokerage commissions rebated under these agreements.

Deferred Compensation

Trustees of the Fund who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

51

Notes to Consolidated Financial Statements (Continued)

Other

Certain officers and trustees of the Fund are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of Fund’s shares by affiliated parties at December 31, 2013 was 7.5%.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2013, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$47,994,979	$298,303,580	$46,148,064	$298,730,504

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012

	Shares	Amount	Shares	Amount

Class S
Sold	2,963,542	$34,109,551	2,934,849	$30,662,597
Issued as reinvestment of dividends	2,397,562	27,852,216	944,355	10,135,120
Redeemed	(3,971,311)	(45,746,738)	(5,880,249)	(62,123,644)

Net increase (decrease)	1,389,793	$16,215,029	(2,001,045)	$(21,325,927)

Class Y
Sold	343,453	$3,822,784	1,447,939	$14,740,486
Issued as reinvestment of dividends	43,995	510,619	26,727	286,617
Redeemed	(891,862)	(10,250,882)	(56,366)	(597,563)

Net increase (decrease)	(504,414)	$(5,917,479)	1,418,300	$14,429,540

Class L
Sold	151,663	$1,777,648	2,486,327	$25,794,202
Issued as reinvestment of dividends	66,548	791,635	37,584	412,210
Redeemed	(752,815)	(8,734,879)	(405,232)	(4,395,027)

Net increase (decrease)	(534,604)	$(6,165,596)	2,118,679	$21,811,385

Class A
Sold	315,791	$3,603,787	493,550	$5,050,696
Issued as reinvestment of dividends	31,738	366,784	8,821	94,247
Redeemed	(157,666)	(1,794,167)	(138,840)	(1,453,712)

Net increase (decrease)	189,863	$2,176,404	363,531	$3,691,231

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended December 31, 2013, no material amounts have been retained by the Distributor.

52

Notes to Consolidated Financial Statements (Continued)

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended December 31, 2013.

6.	Federal Income Tax Information

At December 31, 2013, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$564,388,741	$107,287,997	$(19,059,643)	$88,228,354

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2013, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$17,082,033	$12,637,227	$-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2012, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$9,597,896	$1,560,713	$-

Capital accounts within consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2013, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

53

Notes to Consolidated Financial Statements (Continued)

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$1,678,833	$8,524,204	$(94,031)	$88,295,607

During the year ended December 31, 2013, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$(1,191,143)	$(1,759,283)	$2,950,426

The Fund did not have any unrecognized tax benefits at December 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the consolidated financial statements.

9.	Subsequent Events

In preparation of these consolidated financial statements management has evaluated the events and transactions subsequent to December 31, 2013, through the date when the consolidated financial statements were issued, and determined that there are no material events or transactions that would require adjustments to or disclosures in the Fund’s consolidated financial statements.

54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Select Funds and Shareholders of MassMutual Select BlackRock Global Allocation Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of MassMutual Select BlackRock Global Allocation Fund and subsidiary (the “Fund”) as of December 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years and the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the MassMutual Select BlackRock Global Allocation Fund and subsidiary as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years and the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2014

55

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2013; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 71	Chairman Trustee	Since 2010 Since 1996	Retired.	92	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 65	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	92	Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 55	Trustee	Since 2012	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	92	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 59	Trustee	Since 2012	Retired.	92	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

56

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 67	Trustee	Since 2003	Retired.	92	Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 71	Trustee	Since 1996	Retired; Consultant (1999-2009).	131***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 62	Trustee	Since 2012	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	92	Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 61	Trustee	Since 2009	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	94^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

57

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 68	Trustee	Since 2003	Retired.	94^	Director (since 2013) Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 58	Trustee	Since 2008	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2006), MassMutual International LLC.	92	Director (since 2012), Horizon Technology Finance Management LLC; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 49	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	92

Andrew M. Goldberg Age: 47	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	92

58

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nicholas H. Palmerino Age: 48	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	92

Philip S. Wellman Age: 49	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	92

Eric H. Wietsma Age: 47	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	92

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

59

Federal Tax Information (Unaudited)

For corporate shareholders, 20.89% of the ordinary dividends paid during the Fund’s year ended December 31, 2013, qualified for the dividends received deduction.

Under Section 854(b)(2) of the Code, the Fund hereby designates $7,853,050 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2013.

60

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meeting in November 2013, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), reviewed and approved a proposal to revise the management fee breakpoints of the Fund. In arriving at their decision, the Trustees considered materials provided by MassMutual, including revised profitability schedule for the Fund.

The amendment to the management agreement for the Fund is expected to become effective on April 1, 2014.

61

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2013

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2013:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2013.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class S	$1,000	0.86%	$1,098.40	$4.60	$1,021.10	$4.43
Class Y	1,000	0.96%	1,098.80	5.13	1,020.60	4.94
Class L	1,000	1.11%	1,097.60	5.93	1,019.80	5.71
Class A	1,000	1.36%	1,096.20	7.26	1,018.50	6.99

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2013, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

62

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

March 1, 2014

©2014 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.	L4543 314 RS-33428-00

Item 2. Code of Ethics.

As of December 31, 2013, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2013, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2013 and 2012 were $1,118,488 and $1,159,553, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2013 and 2012. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2013 and 2012.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2013 and 2012 were $194,181 and $179,596, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2013 and 2012.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2013 and 2012. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2013 and 2012.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2013 and 2012 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2013 and 2012 were $777,238 and $4,762,077, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MassMutual Select Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 2/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer
Date 2/28/14
By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 2/28/14